As filed with the Securities and Exchange Commission on September 23, 2025

Securities Act File No. [ ]
File No. 814 01555

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [       ]

Post-Effective Amendment No. [       ]

Golub Capital Private Credit Fund

(Exact name of registrant as specified in its charter)

200 Park Avenue, 25th Floor, New York, New York 10166

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code): (212) 750 6060

David B. Golub

GC Advisors LLC

200 Park Avenue, 25th Floor

New York, New York 10166

(Name and Address of Agent for Service)

With Copies to:

Rajib Chanda

Nathan Briggs

Simpson Thacher & Bartlett LLP

900 G Street, N.W. Washington, D.C. 20001

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.
☒	immediately upon filing pursuant to paragraph (b).
☐	on (date) pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a).
☐	on (date) pursuant to paragraph (a).

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Explanatory Note

Pursuant to Rule 429 under the Securities Act, the prospectus included herein is a combined prospectus which relates to the Registration Statement File No. 333-272674, dated June 30, 2023, as amended, previously filed by Golub Capital Private Credit Fund (the “Registrant”) on Form N-2 (the “Prior Registration Statement”). This Registration Statement also constitutes a Post-Effective Amendment to the Prior Registration Statement, and such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement. No new common shares are being registered by this filing. Pursuant to the Prior Registration Statement, a total of $5,000,000,000 common shares of beneficial interest, par value $0.01 per share, were previously registered.

Prospectus

Golub Capital Private Credit Fund

Class S, Class D and Class I Shares

Maximum Offering of $5,000,000,000

Golub Capital Private Credit Fund is organized as a Delaware statutory trust that seeks to invest primarily in directly originated private loans and other securities of U.S. middle-market companies. We are externally managed by our investment adviser, GC Advisors LLC (“GC Advisors” or the “Investment Adviser”). Golub Capital LLC serves as our administrator. GC Advisors LLC and Golub Capital LLC are affiliated with Golub Capital (as defined herein), a leading lender to middle-market companies that has over $80.0 billion of capital under management1 as of July 1, 2025. Our investment objective is to generate current income and capital appreciation. Throughout the prospectus, we refer to Golub Capital Private Credit Fund as the “Fund,” “we,” “us” or “our,” which, unless the context suggests otherwise, should be read to include the Fund’s wholly-owned subsidiaries, including but not limited to, GCRED Holdings LLC (“GCRED Holdings”), GCRED Holdings 2, LLC (“GCRED Holdings 2”), Golub Capital Private Credit Fund CLO (formerly, GCP SG Warehouse 2022-1) (the “2023 Issuer”) and Golub Capital Private Credit Fund CLO Depositor (the “2023 CLO Depositor”).

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

We are offering on a continuous basis up to $5,000,000,000 of our common shares of beneficial interest (“Common Shares”). We intend to offer to sell any combination of three classes of Common Shares, Class S Shares, Class D Shares and Class I Shares, in this offering with a dollar value up to the maximum offering amount.

The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares in this offering will equal the offering price per share (exclusive of any upfront placement or other fees) (the “net offering price”), as described in “Determination of Net Asset Value and Share Price – Share Price Determinations in Connection with this Offering,” as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Arete Wealth Management, LLC, the managing dealer (“Managing Dealer”) for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering. The Fund broke escrow on April 1, 2024 and June 30, 2023 for Class S Shares and Class I Shares, respectively. If the Fund begins selling Class D Shares , we will accept purchase orders and hold investors’ funds in an interest-bearing escrow account for Class D Shares until we receive purchase orders pursuant to this offering for at least 100 investors in Class D Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”), that permits the Fund to issue multiple classes of Common Shares with, among others, different ongoing shareholder servicing and/or distribution fees.

1 “Capital under management” is a gross measure of invested capital including leverage as of July 1, 2025.

i

Investing in our Common Shares involves a high degree of risk and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. See “Risk Factors” beginning on page 27 of this prospectus. Also consider the following:

●	We are a relatively new company with a limited operating history and there is no assurance that we will achieve our investment objective.
●	The majority of our portfolio investments are valued using the investment’s fair value, as determined in good faith by our valuation designee, subject to oversight by our board of trustees, and, as a result, there could be uncertainty as to the value of our portfolio investments.
●	Because subscriptions must be submitted at least five business days prior to the first calendar day of each month (unless waived or as otherwise disclosed herein), you will not know the net offering price per share at which you will be subscribing at the time you subscribe.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should not expect to have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.
●	Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn.
●	At the discretion of our board of trustees, we have commenced a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, we cannot guarantee that share repurchases will be made available each quarter.
●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
●	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
●	Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.
●	We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses.
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

●	We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us.
●	We invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Neither the SEC nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.

The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

		Proceeds to
	Price to the	Us, Before
	Public(1)	Expenses(2)
Maximum Offering(3)	$5,000,000,000	$5,000,000,000
Class S Shares, per Share	$25.18	$1,666,666,667
Class D Shares, per Share	$25.18	$1,666,666,667
Class I Shares, per Share	$25.18	$1,666,666,667
(1)	Class I Shares and Class S Shares are currently being offered on a monthly basis at a price per share equal to the net offering price per share for such class. Class D Shares will be offered, if applicable, on a monthly basis at a price per share equal to the net offering price per share for such class. The table reflects the net offering price per share of each class of Common Shares as of June 30, 2025.

(2)	Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares, Class D Shares or Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D Shares, a 3.5% cap on the net offering price for Class S Shares and a 2.0% cap on the net offering price for Class I Shares. We will also pay the following shareholder servicing and/or distribution fees to the Managing Dealer, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, on a monthly basis: (a) for Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate net asset value (“NAV”) for the Class S Shares and (b) for Class D Shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares. No shareholder servicing and/or distribution fees will be paid with respect to the Class I Shares. As set forth in and pursuant to the Managing Dealer Agreement (the “Managing Dealer Agreement”), we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne by all shareholders of the Fund. The total amount that will be paid over time for underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.
(3)	The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S Shares, 1/3 from the sale of Class D Shares, and 1/3 from the sale of Class I Shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from this assumption. We may issue additional shares under our distribution reinvestment plan outside of the primary offering. See “Distribution Reinvestment Plan.”

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 200 Park Avenue, 25th Floor, New York, NY 10166, calling us at (212) 970 4800 or visiting our website located at http://www.gcredbdc.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is September 23, 2025

SUITABILITY STANDARDS

Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of shares have either:

●	a gross annual income of at least $70,000 and a net worth of at least $70,000, or
●	a net worth of at least $250,000.

For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:

Alabama — In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.

California — In addition to the suitability standards set forth above, California residents may not invest more than 10% of their liquid net worth in us. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.

Idaho — Purchasers residing in Idaho must have either (a) a net worth of $85,000 and annual income of $85,000 or (b) a liquid net worth of $300,000.

Iowa — Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Purchasers who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

Kansas — The Securities Division of the Kansas Department of Insurance recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth.

Kentucky — A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

Maine — The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

Massachusetts — Massachusetts investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a Massachusetts investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

Missouri — In addition to the suitability standards set forth above, no more than 10% of any Missouri investor’s liquid net worth shall be invested in us.

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Nebraska — In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

New Jersey — New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.

New Mexico — In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. Investors who are accredited as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

North Dakota — Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.

Ohio — It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded BDC. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in rule 501(a) of Regulation D under the Securities Act of 1933, 15 U.S.C.A. 77a, as amended.

Oregon — In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. For purposes of Oregon’s suitability standard, “liquid net worth” is defined as an investor’s total assets (excluding home, home furnishings, and automobiles) minus total liabilities. Oregon investors who meet the definition of “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the limitation described in this paragraph.

Puerto Rico — Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

Tennessee — Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont — Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

The Investment Adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor, consider whether the investor:

●	meets the minimum income and net worth standards established in the investor’s state;

●	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;
●	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and
●	has an apparent understanding of the following:
●	the fundamental risks of the investment;
●	the lack of liquidity of our shares;
●	the background and qualification of our Investment Adviser; and
●	the tax consequences of the investment.

In addition to investors who meet the minimum income and net worth requirements set forth above, our shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.

In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS

Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.

We will disclose the most recent NAV and net offering price per share of each class of our Common Shares for each month when available on our website at www.gcredbdc.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The words “we,” “us,” “our” and the “Fund” refer to Golub Capital Private Credit Fund, together with its consolidated subsidiaries, including GCRED Holdings, GCRED Holdings 2, the 2023 Issuer (formerly, the CLO Vehicle) and the 2023 CLO Depositor.

Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, which relate to future events or our future performance or financial condition. Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may involve risks and uncertainties, including statements as to:

●	our future operating results;
●	our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including, without limitation, those caused by global health pandemics, or other large-scale events;
●	the effect of investments that we expect to make and the competition for those investments;
●	our contractual arrangements and relationships with third parties;
●	actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;
●	the dependence of our future success on the general economy and its effect on the industries in which we invest;
●	the ability of our portfolio companies to achieve their objectives;
●	the use of borrowed money to finance a portion of our investments;
●	the adequacy of our financing sources and working capital;
●	the timing of cash flows, if any, from the operations of our portfolio companies;
●	general economic and political trends and other external factors;
●	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets;

●	elevated levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest;
●	the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments;
●	the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;
●	the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics, or other large-scale events;
●	turmoil in Eastern Europe and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest;
●	our ability to qualify and maintain our qualification as a RIC and as a business development company;
●	the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions and cybersecurity attacks;
●	general price and volume fluctuations in the stock markets;
●	the impact on our business of Dodd-Frank (as described below) and the rules and regulations issued thereunder and any actions toward repeal thereof; and
●	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward looking statements contained in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” in this prospectus.

Discussions containing forward-looking statements may be found in the sections titled “Prospectus Summary,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our first Annual Report on Form 10-K, as well as any amendments reflected in subsequent filings with the SEC.

We have based the forward-looking statements included in this prospectus, any prospectus supplement, free writing prospectus and documents incorporated by reference into this prospectus on information available to us on the applicable date of the relevant document. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This prospectus, any prospectus supplement, free writing prospectus and documents incorporated by reference into this prospectus contains or may contain statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.

PROSPECTUS SUMMARY

This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:What is Golub Capital Private Credit Fund?

A:

We are organized as a Delaware statutory trust formed on May 13, 2022. We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We are externally managed by our Investment Adviser, GC Advisors LLC (the “Investment Adviser” or “GC Advisors”), an affiliate of Golub Capital. “Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, GC Advisors and associated investment funds and their respective affiliates.

Q:Who is Golub Capital?

A:

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of July 1, 2025, Golub Capital has over $80.0 billion of capital under management.[2] Since its inception, Golub Capital has closed deals with over 410 middle-market sponsors and repeat transactions with over 280 sponsors. Golub Capital believes that financings with existing borrowers have attractive risk-return characteristics and that our knowledge of the portfolio company, management team and private equity sponsor give us an edge in evaluating risk.

Golub Capital’s middle-market lending group is managed by an eight-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. As of June 30, 2025, Golub Capital had more than 230 investment professionals supported by more than 800 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, investor relations, information technology and office management.

Q:What is your investment objective?

A:Our investment objective is to generate current income and capital appreciation.

Q:What is your investment strategy?

A:We will seek to meet our investment objective by:

●	accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle-market companies with over $80.0 billion in capital under management[3] as of July 1, 2025;
●	selecting liquid and illiquid credit investments of U.S. companies, and, to a lesser extent, non-U.S. companies, in the middle-market;
●	partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past;
●	implementing the disciplined underwriting standards of Golub Capital; and
●	drawing upon the aggregate experience and resources of Golub Capital.

2 “Capital under management” is a gross measure of invested capital including leverage as of July 1, 2025.

3 Id.

Q:What types of investments do you intend to make?

A:

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies).

Under normal circumstances, we expect that the majority of our portfolio will be directly or indirectly invested in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle-market in the form of one stop and other senior secured loans. We will also selectively invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) of private companies. We may also invest in liquid credit instruments, including secured floating rate syndicated loans (e.g. broadly syndicated loans), securitized products and corporate bonds though the exact allocation may vary from time to time depending on market conditions and available investment opportunities. Our portfolio may also include other credit-related investments, including, without limitation, structured and synthetic debt investments and debt investments accompanied by equity securities, preferred equity and, to a limited extent, common equity investments not associated with a debt investment.

Under normal conditions, we expect to make investments that typically have position sizes under 1% of our portfolio, on average. We expect to selectively invest more than 1% of our portfolio in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which may result in larger individual investments when and if our capital base increases. We may invest in companies of any size or capitalization.

We intend to primarily invest in U.S. middle-market companies and, to the extent we invest in foreign companies, we intend to do so in accordance with the limits of the 1940 Act applicable to business development companies and only in jurisdictions with , in our view, established legal frameworks and a history of respecting creditors’ rights as well as investment grade sovereign credit ratings, which generally includes countries that are members of the Organisation for Economic Co-operation and Development (“OECD”) such as the United Kingdom, countries that are members of the European Union, as well as Canada, Australia and Japan, among others. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds affiliated with Golub Capital. From time to time, we may co-invest with other funds affiliated with Golub Capital. See “Investment Objectives and Strategies.”

We generally invest in instruments that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These investments, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of the Fund’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase the Fund’s risk of losing part or all of its investment.

We have entered and, in the future, could again engage in hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. We have used and could in the future use, for example, instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options in currencies selected to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. We could also, for example, borrow under a credit facility in currencies selected to minimize our foreign currency exposure. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:What is an originated loan?

A:

An originated loan is a loan where we source and lend directly to the borrower and hold the loan to exit/realization. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.

Q:Why do you intend to invest in liquid credit investments in addition to originated loans?

A:

We currently anticipate investing in liquid credit investments to, among other reasons, help maintain liquidity to satisfy any share repurchases we choose to make in our sole discretion and manage cash, while also seeking attractive investment returns. Our liquid credit investments may include, for example, syndicated loans, high yield bonds, as well as structured credit, collateralized loan obligations (“CLOs”), special situations and related credit instruments. We expect these investments, should we make them, to be consistent with our risk/return profile and serve as a source of liquidity for us.

Q:	What potential strengths does the Investment Adviser offer?
A:

Golub Capital specializes in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. We believe that Golub Capital has the scale and platform to effectively manage a U.S. private credit investment strategy, offering investors the following potential strengths:

Deep, Experienced Management Team. We are managed by GC Advisors, which, as of June 30, 2025, has access through a staffing agreement (the “Staffing Agreement”) to the resources and expertise of Golub Capital’s more than 1,000 employees, led by Lawrence E. Golub, and our president and chief executive officer, David B. Golub. As of June 30, 2025, Golub Capital’s more than 230 investment professionals had an average of approximately 13 years of investment experience and were supported by more than 800 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, investor relations, information technology and office management. GC Advisors also manages (i) Golub Capital BDC, Inc., a Delaware corporation (“GBDC”); (ii) Golub Capital Direct Lending Corporation, a Maryland corporation (“GDLC”); (iii) Golub Capital BDC 4, Inc., a Maryland corporation (“GBDC 4”); and (iv) Golub Capital Direct Lending Unlevered Corporation, a Maryland corporation (“GDLCU”), each of which has elected to be regulated as a business development company and, in the case of GBDC, whose shares of common stock are publicly-traded on the Nasdaq Global Select Market. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow. GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been a top three Traditional Middle-Market Bookrunner each year from 2008 through Q2 2025 for senior secured loans of up to $500.0 million for leveraged buyouts based on number of deals completed, according to London Stock Exchange Group (“LSEG”) and internal data. We believe this market position makes Golub Capital the first choice lender to many sponsors. Since its inception, Golub Capital has closed deals with over 410 middle-market sponsors and repeat transactions with over 280 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process. GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants. We expect that GC Advisors will select borrowers whose businesses will retain significant value, even in a depressed market or a distressed sale. GC Advisors intends to reduce risk further by focusing on repeat transactions with proven, successful sponsors. While emphasizing thorough credit analysis, GC Advisors intends to maintain strong relationships with sponsors by offering rapid initial feedback from senior investment professionals on each investment opportunity.

Regimented Credit Monitoring. Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints. If necessary, GC Advisors can assume the role of deal sponsor in a work-out situation and has extensive restructuring experience, both in and out of bankruptcy. GC Advisors believes in the need to prepare for possible negative contingencies in order to address them promptly should they arise.

Concentrated Middle-Market Focus. Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

●	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
●	middle-market issuers are more likely to have simple capital structures;
●	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
●	middle-market lenders can undertake thorough due diligence investigations prior to investment.
Q:	What is the market opportunity?
A:

We intend to pursue an investment strategy focused on investing primarily in newly originated first lien, senior secured, floating rate loans in U.S. middle-market companies in industries that we believe are resistant to recession. We find the middle-market attractive for the following reasons:

Target Market. We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us. We intend to focus our portfolio on borrowers in what we believe are recession resistant industries and/or believed to be insulated from the effects of economic disruptions.

Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) also requires more extensive ongoing monitoring by the lender.

Demand for Debt Capital. We believe there is a large pool of committed but uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

Competition from Bank Lenders. We believe that many traditional bank lenders to middle-market businesses have either exited or de-emphasized their service and product offerings in the middle-market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

Market Environment. We believe middle-market investments are likely to excel in uncertain market environments and that these investments have historically generated premium yields with more desirable structures for lenders as compared to large corporate loans.4 In addition, we believe the recent credit market dislocation will accelerate the market share shift toward well-positioned larger platforms. On the other hand, we believe that there has been increased competition for direct lending to middle-market businesses, which would be expected to result in less favorable pricing terms for our potential investments. If we match our competitors’ pricing, terms and structure, we would expect to experience decreased net interest income, lower yields and increased risk of credit loss. However, we believe that Golub Capital’s scale, product suite, entrenched relationships and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

Q:	How will you identify investments?
A:

The Investment Adviser sources investment opportunities through access to a network of over 30,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. The investment professionals of Golub Capital have a long and successful track record investing in companies across many industry sectors. Collectively, these investment professionals have completed investments in over 2,700 loans/transactions at Golub Capital. Golub Capital’s investments have been made in the following industries, among others: healthcare, restaurant and retail, software, digital and technology services, specialty manufacturing, business services, consumer products and services, food and beverages, aerospace and defense and value-added distribution.

Q:Will you use leverage?

A:

Yes. We finance our investments with borrowed money. The amount of leverage that we employ will depend on GC Advisors’ and our board of trustees’ assessment of market and other factors at the time of any proposed borrowing. While we intend to target a leverage ratio of 0.85x to 1.25x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act, including during periods when we are experiencing unusual market volatility or other unexpected conditions. We could issue senior debt securities to banks, insurance companies and other lenders, issue unsecured debt or notes through one or more wholly-owned CLOs and/or enter into reverse repurchase agreements or similar transactions. Under the terms of our Declaration of Trust, the board of trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. In addition, investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest could have limited financial resources and could be unable to meet their obligations under their debt securities that we hold.

4 Standard & Poor’s “High-End Middle-Market Lending Review Q3 2023” — New-issue first-lien yield-to-maturity. Middle-Market loans have, on average, generated higher yields in comparison to large corporate loans based on data starting in January 2000.

Q:	How will the Fund be allocated investment opportunities?
A:

The Investment Adviser and its affiliates currently manage GBDC, GDLC, GBDC 4, GDLCU and multiple private funds and separate accounts that pursue an investment strategy similar to or overlapping with ours, some of which will seek additional capital from time to time. We compete with these, and other accounts sponsored or managed by GC Advisors and its affiliates, for capital and investment opportunities. As a result, GC Advisors and its affiliates face conflicts in the allocation of investment opportunities among us and other accounts advised by or affiliated with GC Advisors and, in certain circumstances, in the timing of the sale of an investment. See “Potential Conflicts of Interest.”

The Investment Adviser and its affiliates will share any investment and sale opportunities with its other clients and us in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and firm-wide allocation policies, pursuant to which the Investment Adviser will generally determine separately the amount of any proposed investment to be made by us and similar eligible accounts.

In addition, as a BDC regulated under the 1940 Act, we are subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

We expect to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates have received exemptive relief from the SEC that permits us, among other things, to co-invest with other funds and accounts managed by GC Advisors or its affiliates, in certain privately placed investments that involve the negotiation of certain terms of the securities to be purchased (in addition to price-related terms), subject to certain conditions. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates could afford us additional investment opportunities and the ability to achieve greater diversification.

Q:	How is an investment in your Common Shares different from an investment in listed BDCs or a private BDC with a finite life?
A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:
●	Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our board of trustees, rather than the “market,” determined the initial offering price of our Common Shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded BDCs. The estimated value of our assets and liabilities is used to determine our NAV. The NAV of non-traded BDCs, such as the Fund, may be subject to volatility related to the values of their underlying assets.
●	An investment in our shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be modified or suspended. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.
●	Some listed BDCs are often self-managed, whereas our investment operations are managed by the Investment Adviser, which is part of Golub Capital.
●	Listed BDCs may be reasonable alternatives to the Fund and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs may have a longer track record that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

●	Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our Declaration of Trust limits the fees we may pay to the Investment Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board of trustees, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

An investment in our Common Shares in this offering differs from an investment in a BDC offered through private placement in several ways, including:

●	Our Common Shares in this offering may be purchased by any investor who meets the minimum suitability requirements described under “Suitability Standards” in this prospectus. While the standard varies by state, it generally requires that a potential investor has either (i) both net worth and annual net income of $70,000, or (ii) net worth of at least $250,000 (for this purpose, net worth does not include an investor’s home, home furnishings and personal automobiles). In contrast, privately placed BDCs are generally only sold to investors that qualify as either an “accredited investor” as defined under Regulation D under the Securities Act, or as a “qualified purchaser” as defined under the 1940 Act.
●	Purchases of our Common Shares in this offering must be fully funded at the time of subscription. In contrast, investors typically make an upfront commitment in the context of a privately placed BDC and their capital is subsequently called over time as investments are made.
●	We have a perpetual life and may continue to take in new capital on a continuous basis at a value generally equal to our NAV per share. We expect to make new investments to the extent we raise additional capital. We also expect to regularly recycle capital from our existing investors into new investments. In contrast, privately placed BDCs have historically generally had a finite offering period and an associated designated time period for investment. In addition, many privately placed BDCs have either a finite life or time period by which a liquidity event must occur or fund operations must be wound down, which may limit the ability of the fund to recycle investments.
Q:	For whom may an investment in your Common Shares be appropriate?
A:	An investment in our Common Shares may be appropriate for you if you:
●	meet the minimum suitability standards described above under “Suitability Standards;”
●	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;
●	seek to receive current income through regular and/or special distribution payments;
●	wish to obtain the potential benefit of long-term capital appreciation; and
●	are able to hold your shares as a long-term investment and do not need liquidity from your investment.

We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their shares in the near future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”

Q:	Are there any non-investment related risks involved in buying your Common Shares?
A:

Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objective and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant known risks and is intended only for investors with a long-term investment horizon and who do not require liquidity or guaranteed income. Some of the more significant known risks relating to an investment in our Common Shares include those listed below:

We have limited prior operating history and there is no assurance that we will achieve our investment objective.

●	The majority of our portfolio investments are valued using the investment’s fair value as determined in good faith by our valuation designee, subject to oversight by our board of trustees, and, as a result, there could be uncertainty as to the value of our portfolio investments.
●	Because subscriptions generally must be submitted at least five business days prior to the first calendar day of each month (unless waived or as otherwise disclosed herein), you will not know the net offering price per share at which you will be subscribing at the time you subscribe.
●	You should not expect to be able to sell your Common Shares regardless of how we perform.
●	You should not expect to have access to the money you invest for an extended period of time.
●	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.
●	Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn.
●	At the discretion of our board of trustees, we have commenced a quarterly share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity, among other significant restrictions. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, we cannot guarantee that share repurchases will be made available each quarter.
●	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”
●	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”
●	Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.
●	We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses.
●	Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.
●	We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us.

●	We invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
Q:	What is the role of your board of trustees?
A:

We operate under the direction of our board of trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have seven trustees, five of whom are independent of us, the Investment Adviser and Golub Capital (“Independent Trustees”). Our Independent Trustees are responsible for, among other things, reviewing the performance of the Investment Adviser and approving the compensation paid to the Investment Adviser and its affiliates. The names and biographical information of our trustees are provided under “Management of the Fund—Board of Trustees.”

Q:	What are the differences among the Class S, Class D and Class I shares being offered?
A:

We intend to offer to the public three separate classes of Common Shares: Class S Shares, Class D Shares and Class I Shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees and the shares’ distribution arrangements. Subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer on a monthly basis:

●	For Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S Shares; and
●	For Class D Shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares.
●	No shareholder servicing or distribution fees will be paid with respect to the Class I Shares.

The shareholder servicing and/or distribution fees are similar to sales commissions. In addition, although neither the Fund nor the Managing Dealer will charge an upfront sales loads with respect to Class S Shares, Class D Shares or Class I Shares, if you buy Class S Shares, Class D Shares or Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D Shares, a 3.5% cap on the net offering price for Class S Shares and a 2.0% cap on the net offering price for Class I Shares. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne by all shareholders of the Fund. See “Plan of Distribution—Underwriting Compensation.” See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between each share class.

Assuming a constant net offering price per share of $25.00, we expect that a one-time investment in 400 shares of each class of our Common Shares (representing an aggregate net offering price of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual
	Shareholder
	Servicing and/or	Total Over
	Distribution Fees	Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$—	$—

Class S Shares are available through brokerage and transaction-based accounts. When available, Class D Shares will generally be available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through transaction/ brokerage platforms at participating broker, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Investment Adviser, Golub Capital or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S Shares or Class D Shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I Shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.

If you are eligible to purchase all three classes of shares, then you should consider that Class I Shares have no shareholder servicing and/or distribution fees, which would reduce the distributions payable to holders of the shares. If you are eligible to purchase Class S Shares and Class D Shares but not Class I Shares, then you should consider that Class D Shares have lower annual shareholder servicing and/or distribution fees than Class S Shares. You should inquire with your broker or financial representative about the type of account in which the shares will be held, including whether such account may be subject to an asset-based fee, and which classes of shares you may be eligible to purchase, as well as any additional fees or costs associated with your potential investment.

Q:	What is the per share purchase price?
A:

Class I Shares, Class D Shares and Class S Shares will be sold at the offering price per share (exclusive of any upfront placement or other fees) (the “net offering price”), as described in “Determination of Net Asset Value and Share Price – Share Price Determinations in Connection with this Offering” for such class as determined in accordance with our share pricing policy. Under such policy, in connection with each monthly closing on the sale of shares of Class S Shares, Class D Shares and Class I Shares offered pursuant to this prospectus, our board of trustees has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. Monthly closings that occur during the last month of a quarter will be sold at the relevant class’s NAV. We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our shares at a net offering price below our NAV per share unless we obtain the requisite approval from our shareholders.

The Fund broke escrow on April 1, 2024 and June 30, 2023 for Class S Shares and Class I Shares, respectively. If the Fund begins selling Class D Shares, we will accept purchase orders and hold investors’ funds in an interest-bearing escrow account for Class D Shares until we receive purchase orders pursuant to this offering for at least 100 investors in Class D Shares. If we do not receive subscription orders from at least 100 investors by one year following the date in which proceeds were placed into the escrow account for such class, our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. If the Fund breaks escrow with respect to Class D Shares, interest earned on funds in escrow, if any, will be released to our account and constitute part of our net assets.

Each class of shares has different ongoing distribution and/or servicing fees, which will reduce the NAV or, alternatively, the distributions payable, with respect to shares of such classes. As a result, each class of our shares may have a different net offering price per share. See “Determination of Net Asset Value and Share Price—Share Price Determination in Connection with this Offering.”

Q:	How will your NAV and net offering price per share be calculated?
A:

The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined and the amount of ongoing distribution and/or servicing fees imposed on such class. As such, the NAV of each class of shares may vary among classes of shares and if we sell different amounts of shares per class. The NAV per share of a class of our outstanding Common Shares is determined at least quarterly by dividing the value of total assets minus liabilities by the total number of Common Shares outstanding at the date as of which the determination is made.

Additionally, in connection with each monthly closing on the sale of shares of our Class I Shares, Class D Shares and Class S Shares offered pursuant to this prospectus on a continuous basis, our board of trustees has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. See “Determination of Net Asset Value and Share Price — Share Price Determinations in Connection with this Offering.”

Q:	Is there any minimum investment required?
A:

The minimum initial investment in Class S Shares and Class D Shares is $2,500. The minimum initial investment for Class I Shares is $1,000,000, unless waived by the Managing Dealer. The minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition, the Managing Dealer may elect to accept smaller initial and subsequent investments in its discretion.

Q:	What is a “best efforts” offering?
A:

Common Shares are being offered on a “best efforts” basis. A “best efforts” offering means the Managing Dealer and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of shares will be sold.

Q:	What is the expected term of this offering?
A:

We have registered $5,000,000,000 in Common Shares for sale in this offering. It is our intent, however, to conduct a continuous offering for an extended period of time by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of shares and at what price?
A:

Investors may purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the net offering price per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first calendar day of the month (unless waived by the Managing Dealer).

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s net offering price is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net offering price applicable on the effective date of the share purchase, the net offering price applicable to a purchase of Common Shares will be available on our website at www.gcredbdc.com generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that net offering price and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase.

For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your shares will be the net offering price per share determined as of October 31. The net offering price per share as of October 31 will generally be available within 20 business days from October 31. See “How to Subscribe” for more details.

Q:	May I withdraw my subscription request once I have made it?
A:

Yes. Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted by the Fund. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 844-373-0973.

Q:	When will my subscription be accepted?
A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month. See “How to Subscribe” for more details.
Q:	Will I receive distributions and how often?
A:

We expect to pay regular monthly distributions and from time to time variable special distributions at the discretion of our board of trustees. Any distributions we make will be at our board of trustees’ discretion, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time and are not guaranteed.

Our board of trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our investment company taxable income (as defined by the Code and determined without regard to any deduction for dividends paid). See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S Shares, Class D Shares and Class I Shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S Shares will be lower than Class D Shares, and Class D Shares will be lower than Class I Shares, because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S Shares (compared to Class D Shares and Class I Shares), and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D Shares (compared to Class I Shares). In this way, shareholder servicing and/or distribution fees are borne by shareholders of Common Shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries or other service providers.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. While possible at any time during the Fund’s operation, we believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of this offering. See “Distributions.”

Q:	Will the distributions I receive be taxable as ordinary income?
A:

Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividend income.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered a return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your shares are repurchased, you sell your shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular, non-U.S. investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional shares?
A:

Yes. We have adopted a distribution reinvestment plan whereby shareholders who do not reside in an “Opt-In State” (as defined below) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Such shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements. Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Vermont and Washington do not permit automatic enrollment in our distribution reinvestment plan (such states, “Opt-In States”). Accordingly, investors and clients of certain participating brokers who reside in Opt-In States will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you own will be automatically invested in additional Common Shares. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent net offering price per share for such shares at the time the distribution is payable. Shareholders will not pay any upfront selling commissions when purchasing shares under our distribution reinvestment plan; however, all Class S Shares and Class D Shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the plan administrator 95 days in advance of the distribution date in order for a shareholder’s termination to be effective for distributions after the 95-day period. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased?
A:

Yes, subject to limitations. We have commenced a share repurchase program under which, at the discretion of our board of trustees, we intend to offer to repurchase, in each quarter, up to 5% of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the calendar quarter prior to the applicable Valuation Date (as defined below). Our board of trustees may amend or suspend the share repurchase program at any time if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders. For example, in accordance with our board of trustees’ fiduciary duty to the Fund and shareholders, it may amend or suspend the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining shareholders. As a result, share repurchases may not be available each quarter. Following any such suspension, the board of trustees will reinstate the share repurchase program when appropriate and subject to its fiduciary duty to the Fund and shareholders. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of a tender offer will be retired and thereafter will be authorized and unissued shares. Repurchases of shares from shareholders by the Fund will be paid in cash after the expiration of the tender offer within five business days of the last date that shareholders may tender shares for the repurchase offer.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the last calendar day of the prior quarter (the “Valuation Date”). Shareholders should keep in mind that if they tender Common Shares in a tender offer with a Valuation Date that is within the 12-month period following the initial issue date of their tendered Common Shares, such Common Shares will be subject to an “early repurchase deduction” of 2% of the aggregate NAV of the Common Shares repurchased (an “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. In addition, our Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, we may not apply the Early Repurchase Deduction to repurchase requests made by the feeder vehicles, including because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis based on the total number of Common Shares tendered. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What is a business development company, or BDC?
A:

BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies. See “Investment Objectives and Strategies— Regulation—Qualifying Assets.”

Q:	What is a regulated investment company, or RIC?
A:	We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under the Code.

In general, a RIC is a company that:

●	is a BDC or registered investment company that combines the capital of many investors to acquire securities;
●	offers the benefits of a securities portfolio under professional management;
●	satisfies various requirements of the Code, including an asset diversification requirement; and
●	is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?
A:

A non-exchange traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC on a continuous basis at a price generally equal to the BDC’s NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual BDCs. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?
A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:
●	three quarterly financial reports and investor statements;
●	an annual report;
●	in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099-B, if required, and, in the case of non-U.S. shareholders, an annual IRS Form 1042-S;
●	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and
●	a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website, www.gcredbdc.com or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at www.sec.gov.

In addition, our monthly net offering price and most recent NAV per share will be posted on our website promptly after it has become available.

Q:	What fees do you pay to the Investment Adviser?
A:

Pursuant to the investment advisory agreement between us and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser is responsible for, among other things, identifying investment opportunities, monitoring our investors and determining the composition of our portfolio. We will pay the Investment Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.

●	The management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases. For purposes of the Investment Advisory Agreement, “net assets” means our total assets less liabilities determined on a consolidated basis in accordance with generally accepted accounting principles in the United States (“GAAP”). Substantial additional fees and expenses may also be charged by the Administrator (as defined below) to the Fund, which is an affiliate of the Investment Adviser.
●	The incentive fee consists of two components as follows:
●	The first part of the incentive fee is based on income, whereby we will pay the Investment Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter, as adjusted for share issuances and repurchases, subject to a 5.0% annualized hurdle rate, with a catch-up.

●	The second part of the incentive fee is based on realized capital gains, whereby we will pay the Investment Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Investment Advisory Agreement and Administration Agreement.”

Q:	Who will administer the Fund?
A:

Golub Capital LLC, as our administrator (the “Administrator”), furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement (the “Administration Agreement”), the Administrator performs, oversees, or arranges for the performance of, our required administrative services, which include being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, the Administrator will assist us in determining and publishing our NAV and net offering price, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator can retain sub-administrators to assist in providing administrative services to us. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement. To the extent that the Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. We will reimburse the Administrator for the allocable portion (subject to review by our board of trustees) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Our board of trustees will review the expenses reimbursed to the Administrator, including any allocation of expenses among us and other entities for which the Administrator provides similar services, to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third-party asset managers. In addition, if requested to provide managerial assistance to our portfolio companies, the Administrator will be paid an additional amount based on the cost of the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. See “Investment Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?
A:

Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares, Class D Shares or Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D Shares, a 3.5% cap on the net offering price for Class S Shares and a 2.0% cap on net offering price for Class I Shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Managing Dealer on a monthly basis: (a) for Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S Shares and (b) for Class D Shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares. No shareholder servicing and/or distribution fees will be paid with respect to the Class I Shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne by all shareholders of the Fund. See “Plan of Distribution—Underwriting Compensation.” See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between each share class. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The

total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

The Investment Adviser has agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating brokers, reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of transfer agent, fees to attend retail seminars sponsored by participating brokers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors, but excluding the shareholder servicing and/or distribution fee) through the date on which we commence this offering. We have entered into the Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Investment Adviser and have reimbursed the Investment Adviser for such advanced expenses. See “Plan of Distribution” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement.”

Q:	What are your expected operating expenses?
A:

We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Golub Capital?
A:

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.

To the extent that we compete with other investment funds, accounts or other investment vehicles, together referred to as “accounts,” sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates, as modified by no-action relief granted by the SEC as well as exemptive relief from the SEC to permit flexibility to negotiate the terms of co-investments, in each case in compliance with the terms and conditions of such no-action or exemptive relief, to the extent applicable. GC Advisors has adopted allocation policies reasonably designed to ensure that such opportunities are allocated fairly and equitably among its private funds, separately managed accounts, collateralized loan obligation issuers, proprietary accounts, and entities regulated under the 1940 Act (including business development companies, registered investment companies and their respective wholly-owned subsidiaries) (“Clients”) over time and in a manner that is consistent with applicable laws, rules and regulations. The allocation policies also seek to achieve reasonable efficiency and provide flexibility to allocate investments among Clients in a manner that will benefit the Clients and promote the growth of the financing and advisory operations of the GC Advisors’ affiliates to the benefit of all Clients.

See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any considerations in connection with an investment in our shares by Retirement Plans or Accounts?
A:

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” of any “benefit plan investor” (each within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”)). In this regard, to the extent any class of our Common Shares is not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to satisfy another exception to holding “plan assets” within the meaning of the Plan Asset Regulations, including limiting investment by, or prohibiting investment from, “benefit plan investors” in one or more classes of our Common Shares. However, there can be no guarantee or assurance that the conditions of the “publicly-offered security” exception or another exception under the Plan Asset Regulations or another exception to the Plan Asset Regulations will be satisfied.

Each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, without limitation, an individual retirement account (an “IRA”) and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

Prospective investors should carefully review the matters discussed under “Risk Factors—Risks Related to Our Investments” and “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	When will I get my detailed tax information?
A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.
Q:	Who can help answer my questions?
A:

If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or us in writing at 200 Park Avenue, 25th Floor, New York, New York 10166, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S	Class D	Class I
	Shares	Shares	Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

	Class S	Class D	Class I
	Shares	Shares	Shares
Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Shareholder servicing and/or distribution fees(5)	0.85%	0.25%	—%
Interest payment on borrowed funds(6)	7.11%	7.11%	7.11%
Other expenses(7)	0.80%	0.80%	0.80%
Total annual expenses (excluding the incentive fees)	10.01%	9.41%	9.16%
Incentive fees payable under the Investment Advisory Agreement(8)	1.27%	1.27%	1.27%
Total annual expenses (including the incentive fees)	11.28%	10.68%	10.43%
(1)	Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares, Class D Shares or Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D Shares, a 3.5% cap on the net offering price for Class S Shares and a 2.0% cap on the net offering price for Class I Shares. Please consult your selling agent for additional information.
(2)	Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the Valuation Date. Shareholders should keep in mind that if they tender Common Shares in a tender offer with a Valuation Date that is within the 12-month period following the initial issue date of their tendered Common Shares, such Common Shares will be subject to an Early Repurchase Deduction. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. In addition, our Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, we may not apply the Early Repurchase Deduction to repurchase requests made by the feeder vehicles, including because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(3)	Our total net assets as of June 30, 2025 were $3,039.3 million. The daily average of total net assets for the nine months ended June 30, 2025, which is employed as the denominator for expense ratio computation was $2,357.8 million.

(4)	The base management fee paid to our Investment Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. The base management fee referenced in the table above is based on actual amounts incurred during the nine months ended June 30, 2025, by GC Advisors in its capacity as investment adviser to us and collateral manager to the 2023 Issuer.

GC Advisors, as collateral manager for our indirect, wholly owned, consolidated subsidiary, the 2023 Issuer, under a collateral management agreement (the “2023 Collateral Management Agreement”), is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2023 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2023 Collateral Management Agreement, the term “collection period” relating to any payment date, refers to the period commencing on the tenth business day prior to the preceding payment date and ending on (but excluding) the tenth business day prior to such payment date.

The collateral management fee described above is less than the base management fee payable under the Investment Advisory Agreement and is paid directly by the 2023 Issuer to GC Advisors and is offset against the management fees payable under the Investment Advisory Agreement. Accordingly, the 1.25% base management fee paid by us to GC Advisors under the Investment Advisory Agreement on our net assets, including assets indirectly held through the 2023 Issuer is reduced, on a dollar-for-dollar basis, by an amount equal to the 0.35% fee paid to GC Advisors by the 2023 Issuer.

(5)	Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Managing Dealer on a monthly basis: (a) for Class S Shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S Shares and (b) for Class D Shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. No shareholder servicing and/or distribution fees will be paid with respect to the Class I Shares. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne by all shareholders of the Fund. See “Plan of Distribution—Underwriting Compensation.” Such additional amounts are reflected in “Other Expenses.” The total amount that will be paid over time for underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares on the earlier to occur of the following: (i) a listing of Class I Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief that permits the Fund to issue multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that the total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Shares or Class D Shares. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(6)	Interest payments on borrowed funds is based on our cost of funds on our outstanding indebtedness for the nine months ended June 30, 2025, which as of June 30, 2025 consisted of $1,465.9 million of indebtedness outstanding under the Fund’s senior secured revolving credit facility (the “SMBC Credit Facility”), $269.0 million of indebtedness outstanding under the Fund’s revolving credit facility (the “BANA Credit Facility”), $26.0 million of indebtedness outstanding under the Fund’s Adviser Revolver, $433.0 million in notes issued through the 2023 Debt Securitization, $435.1 million outstanding under the 2027 Notes,

$492.8 million outstanding under the 2029 Notes, $508.7 million outstanding under the 2030 Notes and $27.7 million of short-term borrowings. For the nine months ended June 30, 2025, the annualized cost of funds for our total debt outstanding, which includes all interest, accretion of discounts, amortization of debt issuance costs, net contractual interest rate swap expense on the 2027 Notes, 2029 Notes and 2030 Notes but excluding the net gain/(loss) related to the fair value hedges associated with the 2027 Notes, 2029 Notes and 2030 Notes, was 7.10%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with our debt facilities.
(7)	“Other expenses” include, but are not limited to, expenses relating to and/or borne by the 2023 Issuer (formerly, the CLO Vehicle), Golub Capital Private Credit Fund CLO Depositor (the “2023 CLO Depositor”), GCRED Holdings and GCRED Holdings 2 (if any), accounting, legal and auditing fees, reimbursement of expenses to our Administrator, organization and offering expenses, underwriting compensation paid outside of the distribution and servicing fee described above and fees payable to our trustees, as discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The amount presented in the table is based on actual amounts incurred during the nine months ended June 30, 2025.

We have entered into an Expense Support Agreement with the Investment Adviser. The Investment Adviser may elect to pay certain of our expenses on our behalf, including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Investment Adviser has committed to pay must be paid by the Investment Adviser to us in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from us to the Investment Adviser or its affiliates. If the Investment Adviser elects to pay certain of our expenses, the Investment Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support Agreement. Because the Investment Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Investment Adviser.

(8)	We may have capital gains and investment income that could result in the payment of an incentive fee. The incentive fees, if any, are divided into two parts:
●	The first part of the incentive fee is based on income, whereby we will pay the Investment Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below) for each calendar quarter, as adjusted for share issuances and repurchases, subject to a 5.0% annualized hurdle rate, with a catch-up.
●	The second part of the incentive fee is based on realized capital gains, whereby we will pay the Investment Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

The incentive fee referenced in the table above is based on actual amounts of the income component of the incentive fee incurred under the Investment Advisory Agreement during the nine months ended June 30, 2025, annualized for a full year. As of June 30, 2025, no amount was payable for the capital gains component under the Investment Advisory Agreement.

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return before fees and expenses is 5.0%, (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$100	$286	$453	$803
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$106	$301	$475	$831

Class D Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$94	$270	$431	$775
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$100	$286	$454	$804

Class I Shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$92	$264	$421	$762
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$98	$280	$445	$793

While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Investment Advisory Agreement and Administration Agreement” for information concerning incentive fees.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following table as of and for the period ended September 30, 2024 are derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm whose report thereon is included in this prospectus. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus. All dollar amounts below are in thousands, except for shares and per share data.

The following are financial highlights for a Common Share of the Fund outstanding for nine months ended June 30, 2025 and 2024:

	Nine months ended June 30,
	2025		2024
Per share data:(1)	Class I	Class S˄˄	Class I	Class S˄˄
Net asset value at beginning of period	$25.10	$25.10	$25.00	$25.17
Distributions declared:(2)
From net investment income - after tax	(1.73)	(1.57)	(1.97)	(0.61)
Net investment income - after tax	1.64	1.64	1.90	0.62
Net realized gain (loss) on investment transactions	(0.02)	(0.02)	(0.02)	(0.02)
Net change in unrealized appreciation (depreciation) on investment transactions(3)	0.19	0.19	0.21	0.01
Distribution and shareholder servicing fees	—	(0.16)	—	(0.05)
Net asset value at end of period	$25.18	$25.18	$25.12	$25.12
Total return based on net asset value per share(4)	7.64%	6.74%	8.52%	2.20%
Number of common shares outstanding	114,728,035.032	5,997,598.867	53,635,734.336	1,444,919.231

	Nine months ended June 30,
	2025		2024
Listed below are supplemental data and ratios to the financial highlights:	Class I	Class S˄˄	Class I	Class S˄˄
Ratio of net investment income - after tax to average net assets*(5)	8.82%	8.00%	10.14%	8.97%
Ratio of total expenses to average net assets*(5)(6)(7)	10.23%	11.07%	9.80%	10.00%
Ratio of incentive fees to average net assets(6)	1.04%	1.04%	1.17%	1.00%
Ratio of excise tax to average net assets(6)	—%	—%	0.01%	0.00%˄
Ratio of net expenses to average net assets*(5)(6)(7)	10.23%	11.07%	9.80%	10.00%
Ratio of total expenses (without incentive fees) to average net assets*(5)(7)	9.19%	10.03%	8.63%	9.00%
Total return based on average net asset value(5)(8)	7.27%	6.64%	8.22%	6.36%
Total return based on average net asset value - annualized*(5)(8)	9.72%	8.88%	10.98%	8.50%
Net assets at end of period	$2,888,342	$150,992	$1,347,108	$36,288
Average debt outstanding(9)	$2,321,894	$2,321,894	$776,333	$776,333
Average debt outstanding per share(9)	$24.70	$24.70	$19.94	$19.94
Portfolio Turnover*(9)	10.40%	10.40%	21.68%	21.68%
Asset coverage ratio(9)(10)	182.47%	182.47%	203.26%	203.26%
Asset coverage ratio per unit(9)(11)	$1,825	$1,825	$2,033	$2,033
Average market value per unit(9)(12):
2023 Debt Securitization	N/A	N/A	N/A	N/A
SMBC Credit Facility	N/A	N/A	N/A	N/A
BANA Credit Facility	N/A	N/A	N/A	N/A
2027 Notes	N/A	N/A	N/A	N/A
2029 Notes	$987	$987	N/A	N/A
2030 Notes	$996	$996	N/A	N/A
Adviser Revolver	N/A	N/A	N/A	N/A
Other Short-Term Borrowings	N/A	N/A	N/A	N/A
*	Annualized for a period less than one year, unless otherwise noted.
˄	Represents an amount less than 0.01%.
˄˄	The date of the first sale of Class S Shares was April 1, 2024. See Note 10 to the unaudited financial statements for the period ended June 30, 2025 for additional information.
(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	The per share data for distributions reflect the amount of distributions paid or payable with a record date during the applicable period.
(3)

Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding at the end of the period and as of the dividend record date.

(4)	Total return based on net asset value per share assumes distributions are reinvested in accordance with the DRIP and is not annualized. Total return does not include sales load.
(5)	The Class S Shares calculation includes the impact of distribution and shareholder servicing fees. No distribution and shareholder servicing fees are paid with respect to Class I Shares.
(6)	Incentive fees and excise tax are not annualized in the calculation.
(7)

The calculation excludes the net effect of expense support and expense support recoupment, which represented 0.00% and 0.02% of average net assets for the nine months ended June 30, 2025 and 2024, respectively.

(8)

Total return based on average net asset value is calculated as (a) the net increase (decrease) in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(9)	Represents a fund level calculation applicable to both Class I Shares and Class S Shares.
(10)

In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

(11)

Asset coverage ratio per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage ratio per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(12)

Not applicable because such senior securities are not registered for public trading, with the exception of the 2029 Notes and 2030 Notes. The average market value per unit calculated for the 2029 Notes and 2030 Notes is based on the average monthly prices of such notes and is expressed in terms of dollar amounts per $1,000 of indebtedness.

The following are financial highlights for a Common Share of the Fund outstanding for the period ended September 30, 2024:

			Period from June 30, 2023
	Year ended		(commencement of operations)
	September 30, 2024		to September 30, 2023
Per share data:(1)	Class I	Class S˄˄	Class I
Net asset value at beginning of period	$25.00	$25.17	$25.00
Distributions declared:(2)
From net investment income - after tax	(2.63)	(1.21)	(0.63)
Net investment income - after tax	2.55	1.26	0.65
Net realized gain (loss) on investment transactions	(0.14)	(0.13)	0.06
Net realized gain (loss) on sale/extinguishment of debt	0.03	0.03	(0.06)
Net change in unrealized appreciation (depreciation) on investment transactions(3)	0.29	0.09	(0.02)
Distribution and shareholder servicing fees	—	(0.11)	—
Net asset value at end of period	$25.10	$25.10	$25.00
Total return based on net asset value per share(4)	11.34%	4.51%	2.54%
Number of common shares outstanding	66,374,648.607	2,633,722.656	26,133,510.522

			Period from June 30, 2023
	Year ended		(commencement of operations)
	September 30, 2024		to September 30, 2023
Listed below are supplemental data and ratios to the financial highlights:	Class I	Class S˄˄	Class I
Ratio of net investment income - after tax to average net assets*(5)	10.15%	9.14%	10.22%
Ratio of total expenses to average net assets*(5)(6)(7)	10.14%	10.05%	9.76%
Ratio of incentive fee waiver to average net assets	—%	—%	(0.05)%
Ratio of incentive fees to average net assets(6)	1.53%	0.71%	0.36%
Ratio of excise and income taxes to average net assets(6)	0.01%	0.00%	—%
Ratio of net expenses to average net assets*(5)(6)(7)	10.14%	10.05%	9.71%
Ratio of total expenses (without incentive fees) to average net assets*(5)(7)	8.61%	9.34%	9.40%
Total return based on average net asset value(5)(8)	10.75%	4.58%	2.52%
Total return based on average net asset value - annualized*(5)(8)	10.75%	9.16%	9.90%
Net assets at end of period	$1,666,227	$66,115	$653,338
Average debt outstanding(9)	$926,243	$926,243	$535,035
Average debt outstanding per share(9)	$20.48	$20.48	$20.55
Portfolio Turnover*(9)	19.55%	19.55%	7.90%
Asset coverage ratio(9)(10)	208.33%	208.33%	213.87%
*	Amounts for Class S Shares and for the period from June 30, 2023 (commencement of operations) to September 30, 2023 are annualized, unless otherwise noted.
˄	Represents an amount less than 0.01%.
˄˄	The date of the first sale of Class S Shares was April 1, 2024. See Note 12 to the audited financial statements for the period ended September 30, 2024 for additional information.

(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	The per share data for distributions reflect the amount of distributions paid or payable with a record date during the applicable period.
(3)

Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding at the end of the period and as of the dividend record date.

(4)	Total return based on net asset value per share assumes distributions are reinvested in accordance with the DRIP and is not annualized. Total return does not include sales load.
(5)	The Class S Shares calculation includes the impact of distribution and shareholder servicing fees. No distribution and shareholder servicing fees are paid with respect to Class I Shares.
(6)	Incentive fees, income tax and excise tax are not annualized in the calculation.
(7)

The calculation excludes the net effect of expense support and expense support recoupment, which represented 0.02% and (0.19)% of average net assets for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, respectively.

(8)

Total return based on average net asset value is calculated as (a) the net increase (decrease) in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(9)	Represents a fund level calculation applicable to both Class I Shares and Class S Shares.
(10)

In accordance with the 1940 Act, with certain limited exceptions, the Fund is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. Before you invest in our Common Shares, you should be aware of various risks, including those described below. The risks set out below are known material risks but not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us could also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our NAV could decline, and you could lose all or part of your investment. The risk factors described below are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should carefully consider the following information before making an investment in our Common Shares.

Risks Related to Our Business and Structure

We are a relatively new company with a limited operating history and there is no assurance that we will achieve our investment objective.

The Fund is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC with limited prior operating history. As a result, prospective investors have little track record or history on which to base their investment decision. We were formed in May 2022 and did not commence operations until June 30, 2023. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective, that we will not maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially or become worthless. Further, GC Advisors has not previously offered a non-traded business development company. While we believe that the past professional experiences of GC Advisors’ investment team, including investment and financial experience of the GC Advisors’ senior management, will increase the likelihood that the GC Advisors will be able to manage the Fund successfully, there can be no assurance that this will be the case.

We are subject to risks associated with the current interest rate environment and to the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money or issue debt securities or preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. In addition, many of our debt investments and borrowings have floating interest rates that reset on a periodic basis, and many of our investments are subject to interest rate floors. As a result, a change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase because the interest rates on the amounts borrowed under our credit facilities or certain other financing arrangements are typically floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor above current levels will not increase until interest rates exceed the applicable floor.

We can use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques could include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities could limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

You should also be aware that a rise in the general level of interest rates typically will lead to higher interest rates applicable to our debt investments, which could result in an increase in the amount of incentive fees payable to GC Advisors. In addition, a decline in the prices of the debt we own could adversely affect our NAV. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our Common Shares.

Conversely, in a period of declining interest rates, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund could have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, we would expect reinvestment of the prepayment proceeds by the Fund to generally be at lower rates of return than the return on the assets that were prepaid.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make, and we believe that recent market trends, have increased the number of competitors seeking to invest in loans to private, middle-market companies in the United States.

We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors could have access to funding sources that are not available to us. In addition, some of our competitors could have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or the source of income, asset diversification and distribution requirements we must satisfy to maintain our treatment as a RIC. The competitive pressures we face could have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we can provide no assurance that we will be able to take advantage of attractive investment opportunities that arise from time to time, and we can provide no assurance that we will be able to identify and make investments that are consistent with our investment objective.

An excess of the amount of capital in the private debt markets and overall competition for loans could result in short term returns for us that are lower than our long-term targets. In the event these conditions continue for an extended amount of time, they could have a material adverse effect on our business, financial condition and results of operations.

Identifying, structuring and consummating investments involves competition among capital providers and market and transaction uncertainty. GC Advisors can provide no assurance that it will be able to identify a sufficient number of suitable investment opportunities or to avoid prepayment of existing investments to satisfy our investment objectives, including as necessary to effectively structure new CLOs, credit facilities or other forms of leverage, such as repurchase financings.

The loan origination market is very competitive, which can result in loan terms that are more favorable to borrowers, and conversely less favorable to lenders, such as lower interest rates and fees, weaker borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Increased competition could cause us to make more loans that are “covenant-lite” in nature and, in a distressed scenario, there can be no assurance that these loans will retain the same value as loans with a full package of covenants. As a result of these conditions, the market for leveraged loans could become less advantageous than expected for us, and this could increase default rates, decrease recovery rates or otherwise harm our returns. The risk of prepayment is also higher in the current competitive environment if borrowers are offered more favorable terms by other lenders. The financial markets have experienced substantial fluctuations in prices and liquidity for leveraged loans. Any further disruption in the credit and other financial markets could have substantial negative effects on general economic conditions, the availability of required capital for companies and the operating performance of such companies. These conditions could also result in increased default rates and credit downgrades, and affect the liquidity and pricing of the investments made by us. Conversely, periods of economic stability and increased competition among capital providers could increase the difficulty of locating investments that are desirable for us.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors could make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we compete generally on the basis of pricing terms. With respect to all investments, we could lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we could experience decreased net interest income, lower yields and increased risk of credit loss. We will also compete for investment opportunities with accounts managed or sponsored by GC Advisors or its affiliates. Although GC Advisors allocates opportunities in accordance with its allocation policy, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and thus not necessarily be in the best interests of us and our security holders. Moreover, the performance of investments will not be known at the time of allocation.

Changing interest rates could affect the value of our investments and make it more difficult for portfolio companies to make periodic payments on their loans.

Interest rate risk refers to the risk of market changes in interest rates. Interest rate changes affect the value of debt. In general, rising interest rates will negatively impact the price of fixed rate debt, and falling interest rates will have a positive effect on price. Adjustable-rate debt also reacts to interest rate changes in a similar manner, although generally to a lesser degree. Interest rate sensitivity is generally larger and less predictable in debt with uncertain payment or prepayment schedules. Further, rising interest rates which have been experienced in the United States and many other countries around the world in recent years, make it more difficult for borrowers to repay debt, which could increase the risk of repayment defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows. In periods of falling interest rates, the probability that loans will be pre-paid increases as borrowers tend to refinance their debt to reduce their borrowing costs. In such periods, there is a risk that we might not be able to invest in new loans on the same terms, or at all. If we cannot invest in new loans on terms that are the same or better than the investments that are repaid, our operations and financial conditions could be adversely affected. In addition, falling interest rates could lead to loans generating lower returns for us for the same level of risk. We could therefore need to invest in riskier loans to achieve the same level of returns.

We are dependent upon GC Advisors for our success and upon its access to the investment professionals and partners of Golub Capital and its affiliates.

We do not have any internal management capacity or employees. We rely on GC Advisors to manage and conduct our affairs and make all investment decisions. Subject to the oversight of our board of trustees, GC Advisors has sole discretion in originating, structuring, negotiating, purchasing, financing and eventually divesting our investments, and our investors will not be able to evaluate for themselves the merits of particular investments prior to us making such investments. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. GC Advisors’ investment committee, which consists of two members of our board of trustees and additional employees of Golub Capital LLC, provides oversight over our investment activities. We also cannot assure you that we will replicate the historical results achieved by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. We expect that GC Advisors will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of the Investment Advisory Agreement. We can offer no assurance, however, that the senior investment professionals of GC Advisors will continue to provide investment advice to us. If these individuals do not maintain their existing relationships with Golub Capital LLC and its affiliates and do not develop new relationships with other sources of investment opportunities, we can provide no assurance that GC Advisors or its affiliates will be able to identify appropriate replacements or grow our investment portfolio. The loss of any member of GC Advisors’ investment committee or of other senior investment professionals of GC Advisors and its affiliates would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

The Staffing Agreement provides that Golub Capital LLC makes available to GC Advisors experienced investment professionals and provides access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. We are not a party to the Staffing Agreement and cannot assure you that Golub Capital LLC will fulfill its obligations under the agreement. If Golub Capital LLC fails to perform, we cannot assure you that GC Advisors will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that we will continue to have access to the investment professionals of Golub Capital LLC and its affiliates or their information and deal flow.

Our business model depends to a significant extent upon strong referral relationships with sponsors and investing in companies backed by private equity sponsors. Any inability of GC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

GC Advisors is highly dependent on relationships with private equity sponsors in connection with the sourcing of investments. If these sponsors find new sources of debt capital that are more advantageous to them, or if GC Advisors suffers reputational harm such that it becomes a less attractive source of capital for private equity sponsors, GC Advisors could have difficulty finding and sourcing new middle-market debt investments. Private equity sponsors could experience financial distress, which could be related or unrelated to the portfolio companies to which we have exposure. Once in financial distress, sponsors likely would be unable to provide the same level of managerial, operating or financial support to these portfolio companies, resulting in an increased risk of default by such portfolio companies.

Additionally, increased or changed regulations to which private equity sponsors are subject could impact how they do business. We could have exposure to private equity sponsor controlled companies that have completed one or more dividend recapitalizations, thereby allowing such sponsors to substantially reduce or eliminate their net investments in underlying portfolio companies. These investments generally present different investment characteristics than investments where private equity sponsors retain significant net contributed capital positions in the underlying portfolio companies. These investments could experience a higher rate of default. Even when a default does not occur, a private equity sponsor could be less willing to provide ongoing financial support to a portfolio company after it has received one or more capital distributions on its investment.

We believe that purchase price multiples of companies (as measured, in general terms, by the price paid by a private equity sponsor to purchase a company divided by the company’s trailing twelve-month earnings) to which we have direct or indirect exposure are very high by historical standards. When determining the appropriate amount of financing to provide a prospective borrower, GC Advisors considers the value cushion as measured by the difference between the enterprise value of the company and the total amount of financing. If market purchase price multiples decline or if a borrower to which we are directly or indirectly exposed experiences financial distress, the value cushion supporting our investment could deteriorate and the investment could become impaired, resulting in losses for us.

We can provide no assurance that we will be able to replicate the historical results achieved by other entities managed or sponsored by members of GC Advisors’ investment committee, or by GC Advisors or its affiliates.

Investors are cautioned that past investment performance of similar portfolios and other investment vehicles managed by GC Advisors or its affiliates is not indicative of how we will perform. Our investments could differ from some existing accounts and funds that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. Investors in our securities are not acquiring an interest in any accounts that are or have been sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or affiliates of GC Advisors. We often co-invest in portfolio investments with other accounts sponsored or managed by members of GC Advisors’ investment committee, GC Advisors or its affiliates. Such investments are subject to regulatory limitations and, in some instances, approvals by trustees who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that we will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved by us or by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved in prior periods. Additionally, all or a portion of the prior results were achieved in particular market conditions that might never be repeated. Moreover, current or future market volatility and regulatory uncertainty can have an adverse impact on our future performance.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow. This depends, in turn, on GC Advisors’ ability to identify, invest in and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis depends upon GC Advisors’ execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. GC Advisors has substantial responsibilities under the Investment Advisory Agreement, as well as responsibilities in connection with the management of other accounts sponsored or managed by GC Advisors, members of GC Advisors’ investment committee or the Administrator. The personnel of the Administrator and its affiliates could be called upon to provide managerial assistance to our portfolio companies. These activities could distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest as a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee that could affect our investment returns.

As a result of our arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee, there will be times when GC Advisors or such persons have interests that differ from those of our security holders, giving rise to a conflict of interest, many of which are described in the following risk factors. GC Advisors attempts to identify, monitor and mitigate conflicts of interest. Further, GC Advisors has implemented policies and procedures reasonably designed to ensure its Clients are treated fairly and equitably over time. GC Advisors believes that these factors, together with Golub Capital’s commitment to put investors first, effectively mitigate the risks associated with such conflicts of interest. However, it can be difficult to ensure that conflicts of interest do not adversely affect us.

There are conflicts related to the obligations of GC Advisors’ investment committee, GC Advisors or its affiliates have to other Clients and conflicts related to fees and expenses of such other Clients.

The members of GC Advisors’ investment committee serve as officers, trustees or principals of entities that operate in the same or a related line of business as we do or of accounts sponsored or managed by GC Advisors or its affiliates. Currently, our trustees and certain of our officers also serve as trustees and officers of GBDC, GDLC, GBDC 4 and GDLCU, each a closed-end, non-diversified management investment company that has also elected to be regulated as a business development company under the 1940 Act. Similarly, GC Advisors and its affiliates manage other Clients with similar or competing investment objectives.

GC Advisors’ management team will share its time and attention between us and other investment vehicles and accounts. Neither we nor any investor in us unaffiliated with GC Advisors will have any rights in or to independent ventures of GC Advisors or its affiliates or in the income or profits derived therefrom. GC Advisors does not expect to have any dedicated personnel who spend all or substantially all of their time managing our investing activities.

In serving in these multiple capacities, GC Advisors and its personnel have obligations to other clients or investors in those entities, the fulfillment of which could conflict with the best interests of us or our shareholders. Economic disruption and uncertainty precipitated by certain events, including, for example, public health crises, could require GC Advisors and its affiliates to devote additional time and focus to existing portfolio companies in which other funds and accounts managed by GC Advisors and its affiliates hold investments. Furthermore, there is an incentive for GC Advisors’ personnel to devote resources, time and attention to investments or business lines based on the possibility of earning fees or other benefits associated with such investments or business lines, even though such investments or business lines might be of little or no benefit to any particular clients of GC Advisors, including the Fund. The allocation of time and focus by personnel of GC Advisors and its affiliates to existing portfolio company investments held by other funds and accounts could reduce the time that such individuals have to spend on our investing activities.

Our investment objective overlaps with the investment objectives of other affiliated accounts. For example, GC Advisors and its affiliates currently manage GBDC, GDLC, GBDC 4, GDLCU and multiple private funds and separate accounts that pursue an investment strategy similar to or overlapping with ours, some of which will seek additional capital from time to time. We compete with these and other accounts sponsored or managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, GC Advisors and its affiliates face conflicts in the allocation of investment opportunities among us and other accounts advised by or affiliated with GC Advisors and, in certain circumstances, in the timing of the sale of an investment. Certain of these accounts provide for higher management or incentive fees, allow GC Advisors to recover greater expense reimbursements or overhead allocations, and/or permit GC Advisors and its affiliates to receive higher origination and other transaction fees, all of which could contribute to this conflict of interest and create an incentive for GC Advisors to favor such other accounts. For example, the 1940 Act restricts GC Advisors from receiving more than a 1% fee in connection with loans that we acquire or originate, a limitation that does not exist for certain other accounts. GC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, there can be no assurance that such opportunities will be allocated to us fairly or equitably over any given time period, and there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us. Furthermore, we may receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage, and/or receive larger allocations relative to the Fund’s size as compared to allocations to larger accounts. With respect to the sale of investments, the sale of an investment by one account advised by GC Advisors or its affiliates could potentially adversely affect the market value of the interests in such investment that continue to be held by other accounts, including us.

GC Advisors’ investment committee, GC Advisors or its affiliates could, from time to time, possess material non-public information, limiting our investment discretion.

Principals of GC Advisors and its affiliates and members of GC Advisors’ investment committee could serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition could have an adverse effect on us.

Our management and incentive fee structure creates incentives for GC Advisors that are not fully aligned with the interests of our shareholders and could induce GC Advisors to make certain investments, including speculative investments.

In the course of our investing activities, we pay management and incentive fees to GC Advisors. We pay to GC Advisors an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first business day of the month. Because the incentive fee is based on the performance of our portfolio, GC Advisors could be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined could also encourage GC Advisors to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses particularly during cyclical economic downturns.

Additionally, the incentive fee payable by us to GC Advisors could create an incentive for GC Advisors to cause us to realize capital gains or losses that are not in the best interests of us or our shareholders. Under the incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when an investment is sold, GC Advisors controls the timing of the recognition of such capital gains. Our Board of Trustees is charged with protecting our shareholders’ interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation.

The part of the management and incentive fees payable to GC Advisors that relates to our net investment income is computed and paid on income that includes interest income that has been accrued but not yet received in cash, such as market discount, debt instruments with payment in kind (“PIK”) interest, preferred shares with PIK dividends, zero coupon securities, and other deferred interest instruments. This compensation arrangement creates an incentive for GC Advisors to make investments on our behalf that are riskier or more speculative, including debt financings that provide for deferred interest, rather than current cash payments of interest. Under these investments, we accrue the interest over the life of the investment but do not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. GC Advisors has an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the fees even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because GC Advisors is not obligated to reimburse us for any fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Our securities could be purchased by GC Advisors or its affiliates.

Affiliates of GC Advisors have purchased, and GC Advisors and its affiliates in the future expect to purchase, certain of our securities. The purchase of our securities, including our Common Shares, by GC Advisors and its affiliates could create certain risks. For example, GC Advisors and its affiliates could have an interest in disposing of our securities at a date that differs from that of our other investors so as to recover their investment in such securities.

Although we have adopted a share repurchase program, we have discretion to not repurchase shares or to suspend the program.

Our board of trustees may amend or suspend the share repurchase program at any time in its discretion. Shareholders may not be able to sell shares on a timely basis in the event our board of trustees amends or suspends the share repurchase program, absent a liquidity event. We currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis based on the total number of Common Shares tendered. There is also a risk that some shareholders, in anticipation of proration, could tender more Common Shares than they wish to have repurchased in a particular tender offer, thereby increasing the likelihood that proration will occur. The share repurchase program has many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program could be at a time that is disadvantageous to our shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

The majority of our portfolio investments are in the form of securities that are not publicly-traded. The fair value of such instruments could be difficult to determine. As a result, GC Advisors, as valuation designee (the “Valuation Designee”), subject to oversight by our board of trustees, determines the fair value of these securities in good faith. Valuations of private investments and private companies require judgment, are inherently uncertain, often fluctuate and are frequently based on estimates and not readily observable values. It is possible that determinations of fair value will differ materially from the values that would have been used if an active market for these investments existed.

If determinations regarding the fair value of investments were materially higher than the values that were ultimately realized upon the sale of such investments, the returns to our investors would be adversely affected. In connection with that determination, the Valuation Designee will provide our board of trustees with quarterly, annual and additional reporting, as needed, in accordance with valuation procedures approved by the Board of Trustees. The participation of GC Advisors’ investment professionals in our valuation process, and the indirect pecuniary interest in GC Advisors by Lawrence E. Golub and David B. Golub, results in a conflict of interest as GC Advisors’ management fee is based, in part, on our net assets and our incentive fees are based, in part, on unrealized gains and losses.

Conflicts related to other arrangements with GC Advisors or its affiliates.

We have entered into a license agreement with Golub Capital LLC, under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.” See “Investment Advisory Agreement and Administration Agreement—Administration Agreement—License Agreement.” In addition, we pay to the Administrator our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, such as rent, fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements create conflicts of interest, including in the allocation of expenses and the enforcement of the respective agreements, that our board of trustees must monitor.

Our ability to enter into transactions with our affiliates is restricted, which could limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent trustees. GC Advisors and its affiliates are considered our affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent trustees and, in some cases, the SEC. We are prohibited from buying or selling any security from or to, among others, any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.

We can, however, invest alongside GC Advisors’ and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law, SEC staff (the “Staff”) interpretations and/or any co-investment exemptive relief order from the SEC, as applicable. For example, we can invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that GC Advisors, acting on our behalf and on behalf of its other Clients, negotiates no term other than price. We can also invest alongside GC Advisors’ other Clients as otherwise permissible under regulatory guidance, applicable regulations and GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. Furthermore, we may receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage, and/or receive larger allocations relative to the Fund’s size as compared to allocations to larger accounts. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisors’ pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata in proportion to the level of investment that we and any other accounts initially sought, subject to compliance with the terms of any co-investment exemptive relief from the SEC. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably over any given time period, and there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

On occasion, an investment opportunity will be too large to satisfy our desired position size and that of other investment funds and accounts managed by GC Advisors and its affiliates. GC Advisors can provide no assurance that it will be able to identify counterparties to participate in such investment opportunities, and could be required to decline to make investments where it does not believe that it can successfully sell some of the investment opportunity to another market participant.

In situations in which co-investment with other accounts sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of the exemptive relief described below, we and such other accounts cannot make investments in the same issuer or where the different investments could be expected to result in a conflict between our interest and those of other accounts, GC Advisors needs to decide whether we or such other accounts will proceed with such investments. GC Advisors makes these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time. Moreover, we generally will be unable to invest in an issuer in which an account sponsored or managed by GC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or trustees or their affiliates. These restrictions limit the scope of investment opportunities that would otherwise be available to us.

We expect to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to us and our allocation procedures. GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates have received exemptive relief from the SEC that permits us, among other things, to co-invest with other funds and accounts managed by GC Advisors or its affiliates, in certain privately placed investments that involve the negotiation of certain terms of the securities to be purchased (in addition to price-related terms), subject to certain conditions. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates could afford us additional investment opportunities and the ability to achieve greater diversification.

GC Advisors could determine that we should not participate in certain transactions and for certain other transactions, GC Advisors may not have the opportunity to cause us to participate. In addition, even if we and any such other entities sponsored or managed by GC Advisors or its affiliates invest in the same securities or loans, conflicts of interest could still arise. For example, it is possible that, as a result of legal, tax, regulatory, accounting, political or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for us and such other entities advised by GC Advisors and its affiliates could differ. Additionally, we and such other entities advised by GC Advisors and its affiliates will generally have different investment periods and/or investment objectives (including return profiles) and, as a result, have conflicting goals with respect to the price and timing of disposition opportunities. As such, to the extent permissible under applicable law and any applicable order issued by the SEC, we and such other entities could dispose of co-investments at different times and on different terms.

In addition, prior to the commencement of this offering, we conducted a separate private offering of Class F Shares (the “Private Offering”) to certain accredited investors. We used the proceeds raised in the Private Offering to purchase for cash 100% of the control securities (e.g., the equity equivalent securities) of the 2023 Issuer (the “CLO Vehicle” and, such transaction, the “Seed Transaction”). The CLO Vehicle consisted of a portfolio of investments (the “Seed Assets”) comprised primarily of directly originated investments in middle-market companies, including those it acquired in customary transactions from affiliates prior to the Seed Transaction. The Staff has informed the Fund that it disagrees with the Fund’s view that the Seed Transaction was done in accordance with the no-action relief provided by the Staff in GuideStone Financial, et. al., SEC No-Action Letter (pub. avail. Dec. 27, 2006) (“GuideStone”). Accordingly, at the Staff’s request, the Fund has agreed to provide ongoing reporting to its board of trustees, including its Independent Trustees, regarding the performance of the Seed Assets relative to the remainder of the Fund’s portfolio. In addition, Golub Capital has agreed that they will not cause or allow the Fund or any other registered investment company or business development company advised or sponsored by Golub Capital to engage in a seeding transaction in reliance on GuideStone for cash in the future, absent further relief or guidance from the Staff or the SEC, which may not be granted if requested.

We have entered into the Adviser Revolver resulting in a conflict of interest between GC Advisors’ obligation to act in its own best interest and in our best interest.

We have entered into an unsecured revolving loan agreement with GC Advisors (as amended, the “Adviser Revolver”). GC Advisors has a conflict of interest between its obligation to act in our best interest and its own best interest. Any such loans or advances made to us under the Adviser Revolver will be consistent with applicable law, GC Advisors’ fiduciary obligations to act in our best interests, our investment objectives, and the asset coverage ratio requirements under the 1940 Act. The terms associated with any such loans from GC Advisors or its affiliates, including the interest charged, shall, in the aggregate, be no more favorable to GC Advisors or its affiliates than could be obtained in an arm’s-length transaction but will not necessarily be on the same terms or at the same interest rate charged by GC Advisors to other funds that it manages. Neither GC Advisors nor any of its affiliates is obligated to extend any such loans to us and such loans will not necessarily be made available to us in the same amounts or on the same economic terms as are made available to other funds advised by GC Advisors or its affiliates, or at all. In the event that we are required to find third-party financing in place of or in addition to loans from GC Advisors and its affiliates, such third-party financing could be at less favorable economic terms than the loans from GC Advisors and its affiliates, which could reduce our returns.

To the extent consistent with GC Advisors’ fiduciary duties, GC Advisors could make certain investment decisions for the purpose of receiving transaction fees.

In connection with investments made by us, GC Advisors and its affiliates often receive origination, commitment, documentation, structuring, facility, monitoring, amendment, refinancing, administrative agent and/or other fees from portfolio investments in which we invest or propose to invest. The potential for GC Advisors and its affiliates to receive such economic benefits creates conflicts of interest as GC Advisors and its affiliates have an incentive to invest in portfolio investments that provide such benefits. Similarly, GC Advisors and its affiliates could be incentivized to waive certain fees in connection with a refinancing in order to receive certain fees in the new transaction, including when we and/or other accounts advised by GC Advisors and its affiliates can participate in the original or refinanced investment, or both.

Reductions, waivers or absorptions of fees and costs can temporarily result in higher returns to investors than they would otherwise receive if full fees and costs were charged.

GC Advisors and its affiliates are permitted to reduce, waive or absorb some of the fees or costs otherwise due by us. While this activity can be seen as friendly to investors, reductions, waivers and absorptions of fees and costs result in higher returns to investors than such investors would receive if full fees and costs were charged. There is no guarantee that any reductions, waivers or absorptions will occur in the future, and any reductions, waivers and absorptions are entirely at the discretion of GC Advisors or the Administrator, as applicable.

GC Advisors could prioritize its relationship with a borrower or private equity sponsor instead of seeking the most advantageous terms for our investments.

GC Advisors will generally not make any investment on behalf of us that it does not believe to be in our best interest viewed on an overall basis. However, conflicts can arise in any particular transaction between obtaining the most advantageous terms for an investment, which benefits us and other clients of GC Advisors participating in that investment, and maintaining GC Advisors’ relationship with a borrower or private equity sponsor, which likely serves the long-term best interests of GC Advisors’ clients overall, including us. For example, affiliates of GC Advisors hold relatively small, minority investments in unaffiliated private equity funds, which arguably creates an incentive for GC Advisors to cause us to invest in portfolio companies owned by such private equity funds and to treat such portfolio companies more favorably in a workout situation. As another example of the conflicts that could arise, GC

Advisors is permitted to reduce or waive transaction or prepayment fees, offer loan terms that are more favorable to the borrower (and conversely, less favorable to us), accept a below target position size, agree to amend certain terms or waive existing terms or defaults or make other similar concessions to maintain or improve a relationship with a private equity sponsor or borrower, which GC Advisors believes could increase the likelihood of repeat business that will benefit us and GC Advisors’ other clients.

GC Advisors operates in multiple business lines and could pursue additional business lines, which could create a conflict of interest in the allocation of its time and focus.

While Golub Capital maintains several major business lines, it has explored and will continue to explore opportunities outside these business lines. Such activity could adversely affect us. These risks include, but are not limited to, reputational damage, loss of management attention and time due to multiple constraints, regulatory sanctions, adverse impact to business relationships, increased competition of capital allocations, and expansion of potential risks to GC Advisors’ business as a whole outside those previously disclosed. New business lines could also exacerbate existing conflicts of interest and raise new conflicts.

Investors should be aware that other lines of business at Golub Capital could indirectly affect their investment in us, even if we are not directly exposed to those lines of business. While GC Advisors and its affiliates keep each investment client as a legally distinct entity or account, there are risks that a separate business line suffering a material adverse condition could affect other business lines to which we have direct exposure, and consequently, our performance. These risks could materially affect GC Advisors’ business as a whole, and include loss of reputation, loss of management time and focus, regulatory sanctions, and adverse impact to business relationships.

Golub Capital could pursue strategic transactions, which could create a conflict of interest in the allocation of GC Advisors’ time and focus.

Golub Capital could engage in any number of strategic transactions, which could be material and which could include, for example, acquisitions, divestitures, joint ventures, new business formations, restructurings, launches of new investment fund strategies and structures, or a fund that pursues a strategy that is different than what Golub Capital has historically focused on. Golub Capital has also previously sold passive, non-voting minority stakes in its management companies and could sell further stakes in itself or in its affiliates or acquire stakes in other asset managers, service providers or investment vehicles, including to or from investors in the Fund.

Strategic transactions are subject to many risks, such as the risk that the transaction might not be successful in meeting its strategic goals, or the risk that the transaction might divert the attention of GC Advisors from our core investment activities, or the risk that the management team will not be successful in developing and operating the underlying business involved in the strategic transaction.

We and GC Advisors could be the target of litigation or regulatory investigations.

We as well as GC Advisors and its affiliates participate in a highly regulated industry and are each subject to formal and informal inquiries, audits and reviews and could be subject to regulatory investigations and enforcement actions, in each case, from numerous regulatory authorities. There can be no assurance that we and GC Advisors and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. GC Advisors is a registered investment adviser and, as such, is subject to the provisions of the Investment Advisers Act, the rules adopted thereunder and SEC or staff interpretations thereof, all of which are subject to change. Unpublished or changing staff interpretations could contradict the advice of our outside counsel, which could expose us and GC Advisors to regulatory scrutiny. There can be no assurance that we and our affiliates will avoid regulatory investigations or enforcement actions. Changes in regulation or regulatory interpretations could increase the costs and risks to which we and our clients are subject.

There is also a material risk that applicable governmental authorities and regulators in the United States and other jurisdictions will continue to adopt new laws or regulations (such as tax, privacy and anti-money laundering laws or regulations), or change existing laws or regulations, or enhance the interpretation or enforcement of existing laws and regulations, in each case in a manner that is burdensome for GC Advisors and for us. Any such events or changes could occur during the term of the Fund and could adversely affect us or GC Advisors and GC Advisors’ ability to operate and/or pursue its management strategies on behalf of us. Further, any such events or changes could adversely affect obligors’ ability to make payments on loans to which we are directly or indirectly exposed or otherwise adversely affect the value of such investments. Such risks are often difficult or impossible to predict, avoid or mitigate in advance. As a result, there can be no assurance that any of the foregoing will not have an adverse impact on the business of GC Advisors and/or any of its affiliates or our performance. From time to time, GC Advisors and its affiliates could take certain actions that they determine are necessary, appropriate or in the best interests of us and our shareholders, taken as a whole, to mitigate the application or impact of certain laws or regulations.

GC Advisors, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of GC Advisors to manage us, are often impossible to anticipate. GC Advisors would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of GC Advisors.

Our investment activities are subject to the normal risks of becoming involved in litigation by third parties. This risk would be somewhat greater if we were to exercise control or significant influence over a portfolio company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by GC Advisors, the Administrator, or any of our officers, be borne by us and would reduce our net assets. GC Advisors and others are indemnified by us in connection with such litigation, subject to certain conditions.

We will be subject to corporate-level income tax if we are unable to qualify for taxation as a RIC.

In order to qualify for taxation as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of our net short-term capital gains over our net long-term capital losses), determined without regard to any deduction for dividends paid, to our shareholders each taxable year. We are subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for taxation as a RIC. If we are unable to obtain cash from other sources, we could fail to qualify for taxation as a RIC and, thus, could be subject to corporate-level income tax irrespective of the level of distributions paid to our shareholders. To qualify for taxation as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these requirements could result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. If we fail to qualify for taxation as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to shareholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our shareholders. See “ Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We could need to raise additional capital to grow because we must distribute most of our income.

We could need additional capital to fund new investments and grow our portfolio of investments. We may access the capital markets to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, in order to qualify for taxation as a RIC, we are required to distribute to our shareholders each taxable year an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which could have an adverse effect on the value of our securities. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we could receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and have, in the past, received such smaller allocations under similar circumstances.

We could have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as the accretion of original issue discount. This could arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contractual PIK arrangements, is included in income before we receive any corresponding cash payments. We also could be required to include in income certain other amounts that we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that includes income that has been accrued but not yet received in cash, such as accrued market discount, as well as income attributable to debt instruments with PIK interest, preferred shares with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest or other income previously used in the calculation of the incentive fee will become uncollectible, and GC Advisors has no obligation to refund any fees it received in respect of such accrued income.

Since in certain cases we could recognize income before or without receiving cash representing such income, we could have difficulty meeting the requirement to distribute dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, to our shareholders in order to qualify for and maintain our treatment as a RIC.

In such a case, we could have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we could fail to qualify for taxation as a RIC and thus become subject to corporate-level income tax. See “Certain U.S. Federal Income Tax Considerations.”

Our shareholders could receive our Common Shares as distributions, which could result in adverse tax consequences to them.

Although we currently do not intend to do so, we are permitted to declare a large portion of a dividend in our Common Shares at the election of each shareholder. Revenue Procedures issued by the IRS allow a publicly offered regulated investment company to distribute its own shares as a dividend for the purpose of fulfilling its distribution requirements, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is currently required to be at least 20% of the aggregate declared distribution. The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current or accumulated earnings and profits for U.S. federal income tax purposes.

As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received.

Potential changes to tax laws could affect the tax treatment of an investment in the Fund.

It is possible that the current U.S. federal, state, local, or non-U.S. income tax treatment of an investment in the Fund will be modified by legislative, administrative, or judicial action in the future, possibly with a retroactive effect. For example, legislation enacted in July 2025 includes significant modifications to existing U.S. federal income tax rules. Any other new tax laws, regulations or interpretations thereof could affect the taxation of the Fund or its shareholders, and the impact of any potential tax law changes on an investment in the Fund is uncertain. Prospective investors should consult their own tax advisors regarding potential changes in tax laws and the impact of any such changes on their investment in the Fund.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital exposes us to risks, including the typical risks associated with leverage.

We could issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the current provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals the percentage of gross assets less all liabilities and indebtedness not represented by senior securities after each issuance of senior securities that is applicable to us under Section 61 of the 1940 Act. Following the approval of our initial shareholder of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act and subject to our compliance with certain disclosure requirements, effective as of May 18, 2023, under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. Under the reduced 150% asset coverage requirement, we are permitted under the 1940 Act to have a debt to equity ratio of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement that would otherwise apply to a BDC. In other words, we are able to borrow $2 for investment purposes for every $1 of investor equity, as opposed to borrowing $1 for investment purposes for every $1 of investor equity. If the value of our assets declines, we could be unable to satisfy this ratio. If that happens, we could be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such activities could be disadvantageous. This could have a material adverse effect on our operations, and we may not be able to make distributions in an amount sufficient to be subject to tax as a RIC, or at all. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common shareholders. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss. As of June 30, 2025, we had $3,658.2 million of outstanding borrowings, including $433.0 million outstanding under the 2023 Debt Securitization.

In the absence of an event of default, no person or entity from which we borrow money has a veto right or voting power over our ability to set policy, make investment decisions or adopt investment strategies. If we issue preferred shares, which is another form of leverage, the preferred shares would rank “senior” to Common Shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and could have other rights, preferences or privileges more favorable than those of our common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that could involve a premium price for holders of our Common Shares or otherwise be in the best interest of our common shareholders. Holders of our Common Shares will directly or indirectly bear all of the costs associated with offering and servicing any preferred shares that we issue. In addition, any interests of preferred shareholders would not necessarily align with the interests of holders of our Common Shares and the rights of holders of shares of preferred shares to receive distributions would be senior to those of holders of shares of our Common Shares. We do not, however, anticipate issuing preferred shares in the next 12 months.

We are not generally able to issue and sell our Common Shares at a price below NAV per share. We could, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the then-current NAV per share of our Common Shares if our Board of Trustees determines that such sale is in the best interests of us and our shareholders, and, in certain cases, if our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold cannot be less than a price that, in the determination of our Board of Trustees, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing Common Shares or securities convertible into, or exchangeable for, our Common Shares, then the percentage ownership of our shareholders at that time would decrease, and holders of our Common Shares could experience dilution.

We finance our investments with borrowed money, which will accelerate and increase the potential for gain or loss on amounts invested and could increase the risk of investing in us.

The use of leverage accelerates and increases the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. The amount of leverage that we employ will depend on GC Advisors’ and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. While we intend to target a leverage ratio of 0.85x to 1.25x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act, including during periods when we are experiencing unusual market volatility or other unexpected conditions.

We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us. While leverage presents opportunities for increasing our total return, it also has the potential to increase losses. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent we use leverage. Such events could result in a substantial loss to us, which would be greater than if leverage had not been used. In addition, our investment objectives are dependent on the continued availability of leverage at attractive relative interest rates.

We could issue senior debt securities to banks, insurance companies and other lenders, issue unsecured debt or notes through one or more wholly-owned CLOs and/or enter into reverse repurchase agreements or similar transactions. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common shareholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We have the ability to pledge up to 100% of our assets and can grant a security interest in all of our assets under the terms of any debt instruments we could enter into with lenders. The terms of our existing indebtedness require us to comply with certain financial and operational covenants, and we expect similar covenants in future debt instruments. Failure to comply with such covenants could result in a default under the applicable credit facility or debt instrument if we are unable to obtain a waiver from the applicable lender or holder, and such lender or holder could accelerate repayment under such indebtedness and negatively affect our business, financial condition, results of operations and cash flows. In addition, under the terms of any credit facility or other debt instrument we enter into, we are likely to be required by its terms to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause our NAV to decline more sharply than it otherwise would have had we not used leverage, thereby magnifying losses or eliminating our equity stake in a leveraged investment. Similarly, any decrease in our net investment income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions on our Common Shares or any outstanding preferred shares. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Our common shareholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GC Advisors.

If we are unable to obtain leverage or if the interest rates of such leverage are not attractive, we could experience diminished returns. The number of leverage providers and the total amount of financing available could decrease or remain static. We could, directly or through subsidiaries, have concentrated exposure to a small number of commercial lenders or other financing providers, which could result in us being dependent on the continued availability of capital from such financing providers. Consequently, available financing could be more expensive or on terms that are less desirable than in an environment with a larger number of leverage providers.

As a BDC, we generally are required to meet the asset coverage ratio of total assets to total borrowings and other senior securities, which include our borrowings and any preferred shares that we could issue in the future, that is applicable to us under the 1940 Act.

Following the approval of our sole shareholder of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act and subject to our compliance with certain disclosure requirements, the reduced asset coverage requirement permits us to double the maximum amount of leverage that we are permitted to incur, which provides us with increased investment flexibility, but also increases our risks related to leverage.

The following table illustrates the effect of leverage on returns from an investment in our Common Shares as of September 30, 2024, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns could be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common shareholder(1)	-31.09%	-19.82%	-8.55%	2.73%	14.00%
(1)

Assumes $6,851.5 million in total assets, $3,658.2 million in debt outstanding and $3,039.3 million in net assets as of June 30, 2025 and an effective interest rate for the nine months ended June 30, 2025 of 7.10%.

Based on our outstanding indebtedness of $3,658.2 million as of June 30, 2025 and the effective annual interest rate of 7.10% as of that date, our investment portfolio would have been required to experience an annual return of at least 3.79% to cover annual interest payments on the outstanding debt.

We are subject to risks associated with the 2023 Debt Securitization.

As a result of the 2023 Debt Securitization, we are subject to a variety of risks, including those set forth below. We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical debt securitization, the originator transfers the loans or income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity could issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. The special purpose entity that issued the notes in the 2023 Debt Securitization was the 2023 Issuer (such special purpose entity, a “Securitization Issuer”). The 2023 Issuer is a wholly-owned subsidiary of the 2023 CLO Depositor, which is a wholly-owned subsidiary of the Fund. In the 2023 Debt Securitization, institutional investors purchased certain notes issued by the Securitization Issuer in a private placement.

We are subject to certain risks as a result of our direct or indirect interests in the junior notes and membership interests of the Securitization Issuer.

Under the terms of the master loan sale agreement, dated as of September 21, 2023, by and among the Fund, as the seller, the 2023 CLO Depositor, as intermediate seller and 2023 Issuer, as buyer (the “Master Loan Sale Agreement”) entered into in connection with the 2023 Debt Securitization, we sold and/or contributed to the Securitization Issuer all of our ownership interest in our portfolio loans and participations for the purchase price and other consideration set forth in such loan sale agreement. Following this transfer, the Securitization Issuer held all of the ownership interest in such portfolio loans and participations.

Under the terms of the Master Loan Sale Agreement, which provides for the sale of assets from time to time after the closing date from us to the Securitization Issuer through the 2023 CLO Depositor, (1) we may sell and/or contribute to the 2023 CLO Depositor our ownership interest in certain portfolio company investments for the purchase price and other consideration set forth in the Depositor Loan Sale Agreement and (2) the 2023 CLO Depositor, in turn, shall sell to the Securitization Issuer all of its ownership interest in such portfolio loans for the purchase price and other consideration set forth in the Master Loan Sale Agreement. Following these transfers, the Securitization Issuer, and not the 2023 CLO Depositor or us, will hold all of the ownership interest in such portfolio company investments.

As of September 30, 2024, we held indirectly through the 2023 CLO Depositor, the Subordinated 2023 Notes (as defined below) and 100% of the membership interests in the 2023 Issuer. As a result, we consolidate the financial statements of the 2023 Issuer, as well as our other subsidiaries, in our consolidated financial statements.

Because each of the Securitization Issuer and the 2023 CLO Depositor is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by us or the 2023 CLO Depositor to the Securitization Issuer or by us to the 2023 CLO Depositor did not constitute a taxable event for U.S. federal income tax purposes. If the IRS were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows. We could, from time to time, hold asset-backed securities, or the economic equivalent thereof, issued by a securitization vehicle sponsored by another business development company to the extent permitted under the 1940 Act.

The notes and membership interests that we hold that are issued by the Securitization Issuer are subordinated obligations of the Securitization Issuer and we could be prevented from receiving cash from such Securitization Issuer.

The notes issued by the Securitization Issuer and retained by us are the most junior class of notes issued by the Securitization Issuer, are subordinated in priority of payment to the other notes issued by the Securitization Issuer and are subject to certain payment restrictions set forth in the indenture governing the notes issued by the Securitization Issuer. Therefore, we only receive cash distributions on such notes if the Securitization Issuer has made all cash interest payments to all other notes it has issued. Consequently, to the extent that the value of the portfolio of loan investments held by the Securitization Issuer has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of any notes that we have retained at their redemption could be reduced. If the Securitization Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2023 Debt Securitization, cash would be diverted from the notes that we hold to first pay the more senior notes issued by the Securitization Issuer in amounts sufficient to cause such tests to be satisfied.

The Securitization Issuer is the residual claimant on funds, if any, remaining after holders of all classes of notes issued by the Securitization Issuer have been paid in full on each payment date or upon maturity of such notes under the 2023 Debt Securitization documents. As the holder of the membership interests in the Securitization Issuer, we could receive distributions, if any, only to the extent that the Securitization Issuer makes distributions out of funds remaining after holders of all classes of notes issued by the Securitization Issuer have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of such notes. In the event that we fail to receive cash directly from the Securitization Issuer, we could be unable to make distributions in amounts sufficient to maintain our ability to be subject to tax as a RIC, or at all.

The interests of holders of the senior classes of securities issued by the Securitization Issuer could not be aligned with our interests.

The notes issued by the Securitization Issuer that are held by third parties (the “Senior Securitization Notes”) are debt obligations ranking senior in right of payment to other securities issued by the Securitization Issuer in the 2023 Debt Securitization. As such, there are circumstances in which the interests of holders of the Senior Securitization Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the Securitization Issuer. For example, under the terms of the Class A-1 Senior Secured Floating Rate Notes, holders of the Class A-1 Senior Secured Floating Rate Notes have the right to receive payments of principal and interest prior to the 2023 CLO Depositor.

As used herein, “Controlling Class” refers to the most senior class of notes then outstanding with respect to a Securitization Issuer. If the most senior class of outstanding notes are paid in full, then the next most senior class of notes would comprise the Controlling Class under the documents governing the 2023 Debt Securitization. For example, as long as the Class A-1 Senior Secured Floating Rate Notes are outstanding, holders of such class of notes comprise the Controlling Class under the 2023 Debt Securitization. If such notes or loans are paid in full, then the Class A-2 Senior Secured Floating Rate Notes would comprise the Controlling Class under the 2023 Debt Securitization. Holders of the Controlling Class under the 2023 Debt Securitization have the right to act in certain circumstances with respect to the portfolio loans in ways that could benefit their interests but not the interests of holders of more junior classes of notes and membership interests, including by exercising remedies under the indenture in the 2023 Debt Securitization.

If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture for the 2023 Debt Securitization, the Controlling Class of the 2023 Debt Securitization, as the most senior class of notes or loans then outstanding in the 2023 Debt Securitization will be paid in full before any further payment or distribution on the more junior classes of notes and membership interests. In addition, if an event of default under the 2023 Debt Securitization, holders of a majority of the Controlling Class of the 2023 Debt Securitization could be entitled to determine the remedies to be exercised under the indenture, subject to the terms of such indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2023 Issuer, the trustee or holders of a majority of the Controlling Class could declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2023 Issuer. If at such time the portfolio loans were not performing well, the Securitization Issuer could not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the notes we hold, or to pay a dividend to holders of the membership interests.

Remedies pursued by the Controlling Class could be adverse to the interests of the holders of the notes that are subordinated to the Controlling Class (which would include, for example, the Subordinated 2023 Notes to the extent the Class A-1 Senior Secured Floating Rate Notes and Class A-2 Senior Secured Floating Rate Notes constitute the Controlling Class) and the Controlling Class will have no obligation to consider any possible adverse effect on such other interests. Thus, we cannot assure you that any remedies pursued by the Controlling Class will be in the best interests of the 2023 CLO Depositor or us or that the 2023 CLO Depositor or we will receive any payments or distributions upon an acceleration of the notes. In a liquidation under the 2023 Debt Securitizations, the notes that we have directly or indirectly retained will be subordinated to payment of the other classes notes issued by the Securitization Issuer and could not be paid in full to the extent funds remaining after payment of more senior notes not held by us are insufficient. In addition, after certain senior classes of notes are paid in full, the remaining noteholder could amend the applicable indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. Any failure of the Securitization Issuer to make distributions on the notes we indirectly or directly hold, whether as a result of an event of default, liquidation or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and could result in an inability of us to make distributions sufficient to maintain our ability to be subject to tax as a RIC, or at all.

The Securitization Issuer could fail to meet certain asset coverage tests.

Under the documents governing the 2023 Debt Securitization, there are two asset coverage tests applicable to the Class A-1 Senior Secured Floating Rate Notes and Class A-2 Senior Secured Floating Rate Notes with respect to the 2023 Issuer.

The first such test compares the amount of interest received on the portfolio loans held by the Securitization Issuer to the amount of interest payable in respect of the applicable class of notes. To meet this first test, in the case of the 2023 Debt Securitization, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the Class A-1 Senior Secured Floating Rate Notes and Class A-2 Senior Secured Floating Rate Notes, taken together.

The second such test compares the principal amount of the portfolio loans of the 2023 Debt Securitization to the aggregate outstanding principal amount of the applicable class of notes. To meet this second test at any time in the case of the 2023 Debt Securitization, the aggregate principal amount of the portfolio loans must equal at least 151.29% of the Class A-1 Senior Secured Floating Rate Notes and Class A-2 Senior Secured Floating Rate Notes, taken together.

If any asset coverage test with respect to a class of notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the notes and membership interests that we hold will instead be used to redeem first the most senior class of notes in the 2023 Debt Securitization and then each next most senior class of notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which we refer to as a mandatory redemption, or to obtain the necessary ratings confirmation.

The value of the Subordinated 2023 Notes could be adversely affected by a mandatory redemption because such redemption could result in the applicable notes being redeemed at par at a time when they are trading in the secondary market at a premium to their stated principal amount and when other investments bearing the same rate of interest could be difficult or expensive to acquire. A mandatory redemption could also result in a shorter investment duration than a holder of such notes could have wanted or anticipated, which could, in turn, result in such a holder incurring breakage costs on related hedging transactions.

We could be required to assume liabilities of the Securitization Issuer and are indirectly liable for certain representations and warranties in connection with the 2023 Debt Securitization.

The structure of the 2023 Debt Securitization is intended to prevent, in the event of our bankruptcy or the bankruptcy of the CLO depositor (the “CLO Depositor”), if applicable, the consolidation of the Securitization Issuer with our operations or with the CLO Depositor. If the true sale of the assets in the 2023 Debt Securitization were not respected in the event of our insolvency, a trustee or debtor-in-possession might reclaim the assets of the Securitization Issuer for our estate. However, in doing so, we would become directly liable for all of the indebtedness then outstanding under the 2023 Debt Securitization, which would equal the full amount of debt of the Securitization Issuer reflected on our consolidated balance sheet. In addition, we cannot assure you that the recovery in the event we were consolidated with the Securitization Issuer for purposes of any bankruptcy proceeding would exceed the amount to which we would otherwise be entitled as the holder of the notes issued by the Securitization Issuer and retained by us had we not been consolidated with the Securitization Issuer.

In addition, in connection with the 2023 Debt Securitization, we indirectly gave the lenders certain customary representations with respect to the legal structure of the Securitization Issuer, and the quality of the assets transferred to each entity. We remain indirectly liable for any breach of such representations for the life of the 2023 Debt Securitization.

The Securitization Issuer could issue additional notes.

Under the terms of the documents governing the 2023 Debt Securitization, the Securitization Issuer could issue additional notes and use the net proceeds of such issuance to purchase additional portfolio loans. Any such additional issuance, however, would require the consent of the collateral manager to the 2023 Debt Securitization, the 2023 CLO Depositor and a supermajority of the Subordinated 2023 Notes, as applicable. Among the other conditions that must be satisfied in connection with an additional issuance of notes, the aggregate principal amount of all additional issuances of notes may not exceed 100% of the respective original outstanding principal amount of such class of notes; the Securitization Issuer must notify each rating agency of such issuance prior to the issuance date; and the terms of the notes to be issued must be identical to the terms of previously issued notes of the same class (except that all monies due on such additional notes will accrue from the issue date of such notes and that the spread over SOFR and prices of such notes do not have to be identical to those of the initial notes, provided that the interest rate on such additional notes must not exceed the interest rate applicable to the initial class of such notes). The total purchase price for any additional notes that could be issued may not always equal 100% of the par value of such notes, depending on several factors, including fees and closing expenses.

We are a holding company and depend on payments from our subsidiaries in order to make payments on any debt securities that we could issue as well as to pay distributions on our Common Shares. Any debt securities that we issue are structurally subordinated to the obligations of our subsidiaries.

We are a holding company and fund a majority of our investments through wholly-owned subsidiaries, and a majority of the assets that we hold directly are the equity interests in such subsidiaries, including any subordinated notes issued as part of our debt securitization transactions, which notes represent the residual claimant on distributions by the applicable securitization subsidiary. We depend upon the cash flow from our subsidiaries and the receipt of funds from them in the form of payments on any subordinated notes, dividends, and other distributions, any of which could be subject to restriction or limitations based on the organizational documents of the subsidiaries and the agreements governing the debt of any such subsidiary. In addition, because we are a holding company, any debt securities that we have issued or may issue in the future will be structurally subordinated to the obligations of our subsidiaries. In the event that one of our subsidiaries becomes insolvent, liquidates, reorganizes, dissolves or otherwise winds up, its assets will be used first to satisfy the claims of its creditors. Consequently, any claim by us or our creditors, including holders of any debt securities that we have issued or could issue, against any subsidiary will be structurally subordinated to all of the claims of the creditors of such subsidiary. We cannot assure security holders that they will receive any payments required to be made under the terms of any debt securities that we could issue, dividends or other distributions.

Additionally, our subsidiaries are, and will become from time to time, party to various indemnity, asset transfer or financing arrangements, including any indemnity and contribution agreement, loan or credit agreement, letter agreement, transfer agreements, assignment agreements, master loan sale or loan sale agreements, purchase and sale or sale and contribution agreements, repurchase agreements, reverse repurchase agreements or other indemnification agreement and/or other asset transfer or financing agreements of any nature, including any documents executed in connection therewith (collectively, the “Transfer and Finance Agreements”). The Transfer and Financing Agreements shall contain certain representations, covenants, agreements and indemnity obligations. Should we or a subsidiary breach any of the provisions or agreements contained therein, it could be immediately required to pay an indemnity, make a contribution or repay borrowings or repurchase assets, in whole or in part, together with any attendant costs, and be subject to various indemnification claims for any losses. If we or a subsidiary do not have sufficient cash resources or other credit facilities available to make such indemnities or repayments, it could be forced to sell some or all of the assets constituting its investment portfolio, or a lender could be able to foreclose and liquidate certain assets. Sales of assets in such circumstances could be at prices less than fair value, resulting in insufficient funds to repay in full any outstanding borrowings and therefore not yield excess value for us. In addition, such Transfer and Finance Arrangements could contain cross default provisions such that a default under one particular financing arrangement could automatically trigger defaults under other financing arrangements. If such a provision were exercised, it would magnify the effects of an individual default and result in a substantial loss for us.

We may form one or more CLOs, which may subject us to certain structured financing risks.

To finance investments, we have previously, and may again in future, securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the 1940 Act.

If we create a CLO, we will depend in part on distributions from the CLOs assets out of its earnings and cash flows to enable us to make distributions to shareholders. If distributions on the CLOs assets are insufficient to pay required fees and expenses, to make payments on the CLOs debt securities or to pay dividends or other distributions on the CLOs first loss interests, all in accordance with the applicable priority of payments, no other assets of the CLO issuer or any other person will be available for the payment of the deficiency, and once all proceeds of the collateral have been applied, no funds will be available for payment or distributions on the CLO securities. The amount of distributions from the CLO may also be affected by, among other factors, the timing of purchases of underlying loans, the rates of repayment of or distributions on the underlying loans, the timing of reinvestment in substitute underlying loans and the interest rates available at the time of reinvestment, rates of delinquencies and defaults on and liquidations of the underlying loans, sales of underlying loans and purchases of underlying loans having different payment characteristics. The ability of a CLO to make distributions will further be subject to various limitations, including the terms and covenants of the debt, a breach of which could, for example, require that the senior tranches of the CLOs liabilities be repaid, in order of priority, until compliance with such covenant is restored. Additionally, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLOs debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not qualify for or maintain our treatment as a RIC, which would have a material adverse effect on an investment in the shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, the Investment Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Investment Adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Investment Adviser or the affiliate for such services, we, the Investment Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Investment Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its shareholders) or any affiliate.

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

Loans in which the Fund invests may be contributed or sold to a CLO in connection with a securitization of a pool of loans. Once contributed to a CLO, the underlying loan is no longer a direct investment of the Fund, and the risk return profile of such loan is altered. In general, rather than holding interests in the underlying loans, securitization results in holding first loss interests in CLOs indirectly, with the CLO holding the underlying loans. These first loss interests in CLO equity can be in the form of subordinated notes, income notes, membership interests, common stock, preference shares or any other type of residual interest issued by the relevant CLO issuer or financing counterparty (referred to herein generically as the “first loss interests”). The Fund’s rights with respect to its investments in CLOs, differ from other types of direct or indirect investments.

Our investments in CLOs may subject us to certain currency risks.

CLOs in which we participate could contain eligibility criteria permitting investment in underlying loans denominated in foreign currency though a portion of the CLO obligations issued by the CLO issuer are denominated in U.S. dollars. The percentage composition of the portfolio of underlying loans that are denominated in U.S. dollars and foreign currency can change over time. To the extent there are insufficient interest proceeds or principal proceeds denominated in U.S. dollars or other foreign currencies to meet the aggregate payment obligations falling due pursuant to the CLO documentation, the amounts payable on the CLO obligations could be adjusted so that the shortfall is borne in equal proportion by all such CLO securities regardless of their currency of denomination (i.e. as determined by (i) converting the amount of any non-U.S. dollar liabilities into U.S. dollars at an applicable FX rate and (ii) by converting proceeds denominated in U.S. dollars, as applicable, into other currencies at the applicable FX rate). In certain cases, a spot rate could be used to convert amounts received by the CLO issuer in one currency for purposes of making payments in another currency. Such spot rate can differ significantly from the rate prevailing at an earlier date and the risk of fluctuations in exchange rates between the U.S. dollar and foreign currencies could have an adverse effect on the market value of such CLO securities and will likely have an adverse effect on our ability to dispose of them.

The Fund’s investment may be in illiquid CLO securities.

Securities issued in connection with CLOs are not expected to be registered under the Securities Act or the securities laws of other jurisdictions, and will have a limited market or no market, and the Fund or its subsidiary could be unable to sell such securities at favorable prices, if at all. The more senior tranches of CLOs are typically rated by independent ratings agencies. It is possible that the ratings assigned to the more senior tranches will not accurately reflect the risks of owning those tranches, and the rating agencies could change the manner by which they determine such ratings. The tranches of CLOs can also suffer rating downgrades, which would negatively impact their value. Tranches in which the Fund invests may be unrated; however, a downgrade in more senior tranches could still negatively impact the value of the unrated tranches.

There is no established, liquid secondary market for many of the CLO securities (particularly first loss interests) that the Fund may acquire, and the lack of such an established, liquid secondary market could have an adverse effect on the market value of such CLO securities and will likely have an adverse effect on the Fund’s ability to dispose of them. Furthermore, holding companies and subsidiaries will be limited in their ability to dispose of CLO securities due to U.S. Risk Retention Rules (as defined below). Such illiquidity could adversely affect the price and timing of the CLO securities to which the Fund has exposure.

The Fund’s investment in the CLOs may be subordinated to other CLO securities.

Payments of principal of, and interest on, debt issued by CLOs, and dividends and other distributions on first loss interests in CLOs, are subject to priority of payments. First loss interests in CLOs are subordinated to the prior payment of all obligations under debt securities and will rank behind all creditors, whether secured or unsecured and known or unknown, of the CLO issuer, including the holders of all the classes of debt securities issued by the CLO issuer. Further, in the event of default under any debt securities issued by a CLO, holders of first loss interests in such CLO generally have no right to determine the remedies to be exercised. Interests of the holders of the senior tranches of a CLO, in the event of a default or otherwise, typically diverge from the interests of the holders of the subordinated tranches of a CLO, including any subsidiary in which the Fund participates. In an event of default (as defined in the CLOs governing documents), the collateral manager could liquidate the CLO, but if the collateral manager does not, payment to the applicable holding company would likely be deferred and the holding company could be unable to exercise additional remedies under the governing documents. In addition, the value of the underlying collateral in the asset pools could decrease in value. To the extent that any elimination, deferral or reduction in payments on debt securities occurs, such elimination will be borne first by the CLO first loss interests and then by the debt securities in reverse order of seniority. Accordingly, the greatest risk of loss relating to defaults on the collateral held by CLOs is borne by the first loss interests. To the extent that a default occurs with respect to any collateral and such collateral is sold or otherwise disposed of, it is likely that the proceeds of such sale or other disposition will be less than the unpaid principal and interest on such collateral. Excess funds available for distribution to the owners of the first loss interests in a CLO will be reduced by losses occurring on the collateral, and returns on the CLO first loss interests will be adversely affected.

The Fund’s investments in CLO first loss interests are susceptible to losses of up to 100%.

The Fund’s investments may be in CLO first loss interests, which are susceptible to losses of up to 100% of such investments, including losses resulting from changes in the financial rating ascribed to, or changes in the market value or fair value of, the underlying assets of the CLO. The Fund’s investments in CLO first loss interests represent highly leveraged investments in the underlying loans held by the CLOs. The fair value of these investments could be significantly affected by, among other factors, changes in the financial rating ascribed to the underlying assets of a CLO by financial rating agencies, changes in the market value or fair value of the underlying loans, changes in payments, defaults, recoveries, capital gains and losses, prepayment and the availability, prices and interest rate of underlying assets. Moreover, market developments (including deteriorating economic outlook, changes in interest rates, rising defaults and rating agency downgrades) typically affect the fair value of an investment and/or its underlying assets, as was experienced during the period from the third quarter of 2008 through the first half of 2009. Negative loan ratings migration, specifically migration to Caa1/CCC+ or below, and/or an increase in the rate of defaults on loans, could also place pressure on the performance of certain of the investments. Caa1/CCC+ or below-rated assets exposure over pre-defined limits and/or defaults on underlying loans held in such investments can temporarily or permanently cause cash flow from the CLO to be diverted away from making distributions on the CLO first loss interests. In addition, changes in the market value or fair value of such underlying loans could result in defaults under the terms of the CLO that could in turn reduce or halt the distribution of funds to holders of first loss interests in the CLO or trigger a liquidation of such CLO. The leveraged nature of CLO first loss interests increases the risk that a change in market conditions or the default of the underlying obligor of underlying loans could result in significant losses. Accordingly, it is possible that holders of first loss interests in a CLO will not be paid in full and could be subject to substantial losses, including a loss of 100% of the Fund’s investments in such CLOs.

Lack of control over decisions relating to the CLO first loss interests.

The Fund may invest in majority positions in CLO first loss interests, and many CLO transactions permit the holder of a majority or supermajority of the CLO first loss interests to direct a redemption, refinancing or repricing of the CLO. However, rights to consent to amendments to the governing documents of CLOs and to remove or replace the collateral manager and enforce other rights and remedies after defaults are frequently shared among, or require the consent of, multiple classes of CLO securities and are frequently controlled by the more senior classes of CLO securities. Further, if the Investment Adviser or its affiliates serves as collateral manager, it is possible that first loss interests held the Fund or a subsidiary will not have the right to vote with respect to replacement of the collateral manager and other votes relating to events that give rise to a right to remove the collateral manager. Accordingly, even if the Fund or a holding company or subsidiary were to hold a majority (or even all) of the first loss interests in a given CLO, it is possible that it still would not be able to enforce such rights under the governing documents of the CLO without the consent of the holders of other CLO securities.

There are restrictions in underlying indenture and credit agreements.

The agreements under which the CLO issuers and other financing vehicles incur leverage (including indenture documents and credit agreements) place significant restrictions on the relevant collateral manager with respect to its ability to buy, sell, amend and refinance underlying loans. As a result of these restrictions, during certain periods or in certain specified circumstances, the relevant collateral manager of the CLO could be unable to buy or sell underlying loans or to take other actions which it might consider to be in the interest of the holders of the first loss interests, which include the holding companies and subsidiaries in which the Fund invests.

There may be a mismatch between the interest rates of the CLOs securities and that of its underlying investments.

The underlying loans in a CLO could bear interest at a fixed rate while the CLO securities issued by the CLO issuer holding such underlying loans could bear interest at a floating rate (or the reverse could be true). As a result, there could be a floating/fixed rate or basis mismatch between such CLO securities and the underlying loans. In addition, there could be a timing mismatch between the CLO securities and underlying loans that bear interest at a floating rate, as the interest rate on such floating rate underlying loans could adjust more frequently or less frequently, on different dates and based on different indices, than the interest rates on the CLO securities. As a result of such mismatches, an increase or decrease in the level of the floating rate indices could adversely impact the ability of the CLO issuers thereof to make payments on the CLO securities.

Resignation or removal of the collateral manager.

In rare occasions, a controlling class of noteholders or other parties to a CLO could remove the collateral manager as the manager of the CLO, which could have an adverse impact on the Fund. The collateral manager of these CLOs is usually the Investment Adviser. This could cause the collateral manager to have different interests than a collateral manager that is not the Investment Advisor or an affiliate of the Investment Adviser. Any transfer of the collateral management functions to another entity could result in reduced or delayed collections, delays in processing loan transfers and information regarding the loans and a failure to meet all of the collateral management procedures required by the applicable collateral management agreement. Consequently, the termination or removal of the collateral manager in any CLO could have material and adverse effects on the Fund. Further, if the Investment Adviser or its affiliates serves as collateral manager, it is possible that first loss interests held by a holding company will not have the right to vote with respect to replacement of the collateral manager and other votes relating to events that give rise to a right to remove the collateral manager.

We could default under our credit facilities.

In the event we default under a credit facility or other borrowings, our business could be adversely affected as we could be forced to sell a portion of our investments quickly and prematurely at what could be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties, could have a material adverse effect on us, GC Advisors and our portfolio companies.

Cash not held in custody accounts and held by us, GC Advisors and by our portfolio companies in non-interest-bearing and interest-bearing operating accounts could, at times, exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. If such banking institutions were to fail, we, GC Advisors, or our portfolio companies could lose all or a portion of those amounts held in excess of such insurance limits. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and could in the future lead to market-wide liquidity problems, which could adversely affect our, GC Advisors’ and our portfolio companies’ business, financial condition, results of operations, or prospects.

Although we and GC Advisors assess our and our portfolio companies’ banking and financing relationships as we believe necessary or appropriate, our and our portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize current and projected future business operations could be significantly impaired by factors that affect the financial institutions with which we, GC Advisors or our portfolio companies have arrangements directly or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which we, GC Advisors or our portfolio companies have financial or business relationships, but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us, GC Advisors, or our portfolio companies to acquire financing on acceptable terms or at all.

Our ability to invest in public companies is limited in certain circumstances. If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy and decrease our operating flexibility.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange could be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment. See “Regulation—Qualifying Assets.”

We could be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDC. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We can provide no assurance that we will be able to find a buyer for such investments and, even if we do find a buyer, we could be forced to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Our investments could include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

●	the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;
●	original issue discount and PIK instruments could have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;
●	an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the GC Advisor’s future base management fees which, thus, increases the GC Advisor’s future income incentive fees at a compounding rate;
●	market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and could be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;
●	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;
●	even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;
●	the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes could have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that could require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and
●	original issue discount could create a risk of non-refundable cash payments to GC Advisors based on non-cash accruals that could never be realized.

The majority of our portfolio investments are valued using the investment’s fair value, as determined in good faith by our valuation designee, subject to oversight by our board of trustees, and, as a result, there could be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our board of trustees. The majority of our portfolio investments take the form of securities that are not publicly-traded. The fair value of securities and other investments that are not publicly-traded is often not readily determinable, and we value these securities at fair value as determined in good faith by our Valuation Designee, including to reflect significant events affecting the value of our securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Estimates,” a substantial portion of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurement, as amended, or ASC Topic 820. This means that most of our portfolio valuations are based on unobservable inputs and our Valuation Designee’s assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation, the level of which could increase or decrease during periods of volatility or uncertainty. See “Risk Factors—We are currently in a period of capital markets disruption and economic uncertainty.” Even if observable market data are available, such information could be the result of consensus pricing information or broker quotes, which could include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.

Our Valuation Designee has retained the services of one or more independent service providers to review the valuation of these securities at least every other quarter for each non-de minimis portfolio investment in accordance with the Company’s valuation policies, including for those that do not have a readily available market quotation or are not valued via a third-party pricing service or other quote. The types of factors that our Valuation Designee could take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly-traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, could fluctuate over short periods of time and could be based on estimates, our Valuation Designee’s determinations of fair value could differ materially from the values that would have been used if a ready market for these securities existed. Our NAV could be adversely affected if our Valuation Designee’s determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We adjust quarterly the valuation of our portfolio to reflect our Valuation Designee’s determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our consolidated statements of operations as net change in unrealized appreciation or depreciation.

Government intervention in the credit markets could adversely affect our business.

The central banks and, in particular, the U.S. Federal Reserve, took unprecedented steps during the financial crises of 2008-2009 and the beginning of the COVID-19 global pandemic to influence the credit markets. It is impossible to predict if, how, and to what extent the United States and other governments would further intervene in the credit markets during any future event. Such intervention is often prompted by politically sensitive issues involving, for example, family homes, student loans, real estate speculation, credit card receivables, and pandemics, and could, as a result, be contrary to what we would predict from an “economically rational” perspective.

On the other hand, recent governmental intervention could mean that the willingness or ability of governmental bodies to take additional extraordinary action is diminished. As a result, in the event of near-term major market disruptions, there might be only limited additional government intervention, resulting in correspondingly greater market dislocation and materially greater market risk.

We could be unable to obtain all required state licenses.

We could be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

Compliance with the SEC’s Regulation Best Interest by participating broker-dealers could negatively impact our ability to raise capital, which could harm our ability to achieve our investment objectives.

Broker-dealers must comply with “Regulation Best Interest,” which, among other requirements, prescribes the standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. Regulation Best Interest could negatively impact whether broker-dealers and their associated persons recommend the Fund to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to us exist and could have lower expenses and/or lower investment risk than us. Under Regulation Best Interest, broker-dealers participating in this offering must consider such alternatives in the best interests of their clients. If Regulation Best Interest reduces our ability to raise capital, it would harm our ability to create a diversified portfolio of investments, particularly during the early periods of our operations, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.

Our board of trustees could change our investment objective, operating policies and strategies without prior notice or shareholder approval.

Our board of trustees has the authority, except as otherwise provided in the 1940 Act, to modify or waive our investment objective and certain of our operating policies and strategies without prior notice and without shareholder approval. However, absent shareholder approval, we cannot change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, operating results and the price of our Common Shares. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

GC Advisors can resign on 120 days’ notice, and we can provide no assurance that we would be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

GC Advisors has the right to resign under the Investment Advisory Agreement at any time upon not less than 120 days’ written notice, whether we have found a replacement or not. If GC Advisors resigns, we can provide no assurance that we would be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations and cash flows as well as our ability to pay distributions are likely to be adversely affected and the value of our Common Shares could decline.

In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GC Advisors and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective and portfolio could result in additional costs and time delays that could adversely affect our business, financial condition, results of operations and cash flows.

The Administrator can resign on 60 days’ notice, and we can provide no assurance that we would be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Administrator has the right to resign under the Administration Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Administrator resigns, we can provide no assurance that we would be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the value of our Common Shares could decline. In addition, the coordination of our internal management and administrative activities is likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective and portfolio could result in additional costs and time delays that could adversely affect our business, financial condition, results of operations and cash flows.

Certain investors will be subject to Exchange Act filing requirements.

Because our Common Shares are registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends could see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our Common Shares could be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of our profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.

We face risks associated with the deployment of our capital.

In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of shares of our Common Shares in any public or private offering and the time we invest the net proceeds. For example, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and there can be no assurance that we will achieve our anticipated investment pace. In addition, our proportion of privately negotiated investments could be lower than expected. We could also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage could at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash could be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which are subject to the management fees.

In the event we are unable to find suitable investments, such cash could be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash could adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition could be adversely affected.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies and defaults by our portfolio companies will harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and could be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions could decrease the value of collateral securing any of our loans and the value of any equity investments. A severe recession could further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

Any deterioration of general economic conditions could lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on our performance and financial results, and the value and the liquidity of our investments. In an economic downturn, we could have non-performing assets or an increase in non-performing assets, and we would anticipate that the value of our portfolio would decrease during these periods. Failure to satisfy financial or operating covenants imposed by lenders to a portfolio company, including us, could lead to defaults and, potentially, acceleration of payments on such loans and foreclosure on the assets representing collateral for the portfolio company’s obligations. Cross default provisions under other agreements could be triggered and thus limit the portfolio company’s ability to satisfy its obligations under any debt that we hold and affect the value of any equity securities we own. We would expect to incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a portfolio company following or in anticipation of a default.

Inflation could adversely affect the business, results of operations and financial condition of our portfolio companies.

Certain of our portfolio companies are in industries that could be impacted by inflation. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Our debt investments are risky and we could lose all or part of our investments.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, our investments could result in an above average amount of risk and volatility or loss of principal.

Our investments in leveraged portfolio companies are risky, and we could lose all or part of our investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest could have limited financial resources and could be unable to meet their obligations under their debt securities that we hold. These companies could be subject to restrictive financial and operating covenants and their leverage could impair their ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities could be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. Any exposure we have to a highly-leveraged portfolio company carries increased risk that we could lose a substantial portion, or all, of such investment.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of GC Advisors, as Valuation Designee, to obtain adequate information to evaluate the potential returns from investing in these companies. If GC Advisors is unable to uncover all material information about these companies, it would not be able to make a fully informed investment decision and we could lose money on our investments. Compared to larger companies, middle-market companies typically have shorter operating histories, more limited financial resources and ability to meet their debt obligations, newer technologies and/or products, smaller market shares, less experienced management teams, less predictable operating results and increased exposure to litigation in the ordinary course of business and often participate in quickly evolving markets, and are more reliant on a small number of products, managers or clients. Middle-market companies could also require substantial additional capital to support their operations, finance expansion or maintain their competitive position and could have difficulty accessing the capital markets to meet future capital needs, which could limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the middle-market companies in which we invest could be subject to governmental and non-governmental regulations, including by federal and state regulators and various self-regulatory organizations and the costs of complying with these laws and regulations could be more material to the company as compared to a larger company. If a company in which we directly or indirectly invest fails to comply with an applicable regulatory regime, it could be subject to fines, injunctions, operating restrictions or criminal prosecution, any of which could materially and adversely affect the value of our investment. We will not control a portfolio company’s management or the manner in which a company’s management addresses the company’s risks except in the event that a portfolio company defaults on its loan from us and we seek to enforce our security interest. In addition, middle-market companies often require additional financing to expand or maintain their competitive position, and they could have a more difficult time obtaining additional capital than larger companies.

An important concern in making investments is the possibility of material misrepresentation or omission on the part of the portfolio company. Such inaccuracy or incompleteness can adversely affect, among other things, the valuation of collateral, other debt obligations, our ability to perfect or effectuate a lien on the collateral securing a loan or other debt obligation, the financial condition of the issuer, or the business prospects of the issuer. We will rely upon the accuracy and completeness of representations made by portfolio companies to the extent reasonable. However, there can be no guarantee that such representations are accurate or complete.

If the issuer of securities purchased by us does not perform to GC Advisors’ expectations, the value of its equity and debt securities would likely decline and the issuer could default on its obligations. Poor performance can be caused by a number of factors, including failures of management, competitive pressures, pressure by customers and suppliers, labor unrest, or force majeure events. While GC Advisors intends to invest in portfolio companies in industries that it believes are resistant to recessions, there can be no assurance that such portfolio companies will not be adversely affected by recessions or other market or economic conditions.

The value of our investments in loans will likely be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral, and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. GC Advisors will attempt to minimize this risk, for example, by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan. However, there can be no assurance that the liquidation value assigned by GC Advisors would be realized by the portfolio company upon liquidation, nor can there be any assurance that such collateral will retain its value. In addition, certain of our loans will be supported, in whole or in part, by personal guarantees made by the borrower or an affiliate of the borrower. If such guarantee is called and the guarantor fails to meet its obligations under the guarantee, the amount realizable with respect to a loan will generally be detrimentally affected. There could be a monetary as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral. In addition, any activity deemed to be active lending/origination by us could subject it to additional regulation.

An investment strategy focused primarily on privately held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We invest primarily in privately held companies. Because private companies have reduced access to the capital markets, such companies could have diminished capital resources and ability to withstand financial distress. Often, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the departure of one or more of these persons could have a material adverse impact on the portfolio company and, as a result our investments.

We would be subject to risks if we are required to assume operation of portfolio companies upon default.

We, together with other funds managed by GC Advisors and its affiliates, would be expected to take over a portfolio company if the company defaults on its loans. Depending on factors including the health of the economy, the credit cycle, and the portfolio companies’ various industries, it is reasonable to assume that portfolio companies will default over time, and this risk is significantly increased by economic and political instability and high rates of inflation. In such circumstances, we and the other funds would likely seek to enforce our rights under the applicable credit documentation and could opt to take over such portfolio companies. When a portfolio company is taken over, we and the other funds and their investors are subject to different risks than we are as holders of interests in loans to such portfolio company. Operating a portfolio company, even for a limited period of time, could distract senior personnel of GC Advisors and its affiliates from their normal business activities. Additionally, defaulting portfolio companies often require additional capital to be effectively turned around. There is no guarantee that any defaulting portfolio company can be turned around or that our investments in such portfolio company will be successful. Finally, operating a portfolio company could subject us to potential liabilities, including management, employment, pension plan underfunding and environmental liabilities.

The lack of liquidity in our investments could adversely affect our business.

The debt to which we are primarily exposed is expected to consist predominantly of loans and notes that are obligations of corporations, partnerships or other entities. This debt often has no, or only a limited, trading market. The investment in illiquid debt will often restrict our ability to dispose of investments in a timely fashion, for a fair price, or at all. If an underlying issuer of debt experiences an adverse event, this illiquidity would make it more difficult for us to sell such debt, and we could instead be required to pursue a workout or alternate way out of the position. To the extent debt in a portfolio company is also held by other third-party investors, we would generally have limited control over a workout or alternate means of disposition. When this occurs, the persons having such control could have, and act in accordance with, interests that are not aligned with ours. We would likely also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, GC Advisors, Golub Capital or any of its affiliates have material non-public information regarding such portfolio company.

Fair valuation of our assets may differ from the values that could be, or ultimately are, realized upon sale or otherwise updated by additional information.

As a business development company, we are required to carry our investments at market value or, if no readily available market value is ascertainable, at fair value as determined in good faith by our Valuation Designee, subject to oversight by our board of trustees. The fair value methodology utilized is in accordance with the fair value principles established by the Accounting Standards Codification Topic 820. The Valuation Designee uses the services of one or more independent service providers to review the valuation of our illiquid investments. Valuations reflect significant events that affect the value of the instruments. As part of the valuation process, the Valuation Designee could take into account the following types of factors, if relevant, in determining the fair value of our investments:

●	a comparison of the portfolio company’s securities to publicly-traded securities, including yield, maturity and measures of credit quality;
●	the enterprise value of the portfolio company;
●	the nature and realizable value of any collateral;
●	the portfolio company’s ability to make payments and its earnings and discounted cash flow;
●	the markets in which the portfolio company does business;
●	changes in the interest rate environment and the credit markets generally that could affect the price at which similar investments could be made in the future; and
●	any other relevant factors that the Valuation Designee determines in its discretion.

The fair value measurement seeks to approximate the price that would be received for an investment on a current sale and assumes that the transaction to sell an asset occurs in the principal market for such asset or, in the absence of a principal market, the most advantageous market for such asset, which could be a hypothetical market, and excludes transaction costs. Valuation of private investments and private companies has a subjective component and is subject to human error in its evaluation and calculation. When an external event such as a purchase transaction, public offering or later equity sale occurs, the Valuation Designee will ordinarily consider the pricing indicated by the external event in determining the fair value of the investment. However, because valuations of private investments and private companies, (i) require judgment, (ii) are inherently uncertain, (iii) could fluctuate over short periods and (iv) are often based on estimates, the Valuation Designee’s determinations of the fair value of investments could differ materially from the values that could be, or ultimately are, realized upon sale.

In certain circumstances we could hold an asset, such as a contingent right to proceeds from a disposition or litigation, about which Valuation Designee does not have sufficient information in order for the Valuation Designee to value the asset. If this occurs, the Valuation Designee could value the asset for our purposes at zero until it has received the information it requires to attach a meaningful valuation to the asset. As a result, in the period before such an asset receives a meaningful valuation, our net asset value would be artificially reduced.

Our portfolio companies could prepay loans, which could reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans in our investment portfolio could be prepaid at any time, generally with little advance notice. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, we do not know when, and if, prepayment could be possible for each portfolio company. Certain fixed-income securities are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity. It is possible that we will reinvest the proceeds from such a redemption at a lower interest rate, resulting in less income to us. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If we buy those securities at a premium, accelerated prepayments on those securities could cause us to lose a portion of its principal investment. The impact of prepayments on the price of a security can be difficult to predict and could increase the security’s price volatility.

Efforts by the U.S. Federal Reserve to lower inflation by raising its interest rates could end in the coming year, leading to lower interest rates in the credit markets. Lower interest rates will increase prepayment risk for our clients’ investments in assets with higher interest rates.

We are subject to risks to the extent we invest in covenant-lite loans.

The Fund invests, indirectly, in loans that are issued pursuant to credit agreements. The variety of terms within credit agreements can create additional risks to the underlying investment and therefore, to the Fund’s overall performance. For example, loans that are issued pursuant to “covenant-lite” terms do not contain as many terms that could be considered protective to the lender, such as maintenance or financial covenants and terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Ownership of such loans could expose the Fund to additional risks, including with respect to liquidity, ability to restructure loans, and credit risks, compared to loans that contain financial maintenance requirements. In the event of default, covenant-lite loans could result in diminished recovery values where the lender did not have the opportunity to negotiate with the borrower or restructure the loan prior to default.

We are subject to credit and default risk and our portfolio companies could be unable to repay or refinance outstanding principal on their loans at or prior to maturity.

Credit risk refers to the likelihood that a borrower will default in the payment of principal and/or interest. Financial strength and solvency of a borrower are the primary factors influencing credit risk. Lack or inadequacy of collateral or credit enhancement for a debt instrument could also affect its credit risk. Credit risk can change over the life of a loan, and securities and other debt instruments that are rated by rating agencies can be downgraded. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity, which is expected to be a common feature among many of our loan investments. Investments with a deferred interest feature, such as original issue discount income and PIK interest, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis.

A significant downturn in the economy or a particular economic sector could have a significant impact on the business prospects of the portfolio companies to which we are exposed, whether directly or indirectly. Such developments could adversely affect the ability of such companies to comply with their loan repayment obligations. It is possible that the issuer of a note or other instrument in which we invest could default on its debts, in which case we could lose most or all of our investment in that instrument, subjecting us to significant loss. The risk and magnitude of losses associated with defaults could be increased where the instrument is leveraged.

We could have difficulty sourcing investment opportunities.

While we currently hold a portfolio of investments, we have not yet identified additional potential investments for our portfolio that we will acquire with the proceeds of any offering of securities or repayments of investments currently in our portfolio. Privately negotiated investments in loans and illiquid securities or private middle-market companies require substantial due diligence and structuring, and we cannot provide any assurance that we will achieve our anticipated investment pace. As a result, investors will not be able to evaluate any future portfolio company investments prior to purchasing our securities. Additionally, GC Advisors selects all of our investments, and our shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our securities. We anticipate that we will use substantially all of the net proceeds of any sale of our securities within approximately 60 days of each subscription closing, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. To the extent we are unable to deploy all the net proceeds from the sale of our securities, we could also repay outstanding indebtedness or invest the net proceeds in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment. We expect these temporary investments to earn yields substantially lower than the income that we expect to receive in respect of our targeted investment types. As a result, any distributions we make during this period could be substantially smaller than the distributions that we expect to pay when our portfolio is fully invested.

We are a non-diversified investment company within the meaning of the 1940 Act. and we are therefore not limited with respect to the proportion of our assets that could be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we could invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our NAV could fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We could also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our asset diversification requirements as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. Although we are classified as a non-diversified investment company within the meaning of the 1940 Act, we maintain the flexibility to operate as a diversified investment company and could do so for an extended period of time.

Our portfolio could be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

It is possible that our portfolio could be concentrated in a limited number of portfolio companies and industries. As a result, our interests could be impaired by the concentration of our investments in any one obligor or obligors in a particular industry or geographic location in the event that such obligor, industry or geographic location were to experience adverse business conditions or other adverse events, including as a result of the effects of a global health pandemic, or during periods of elevated inflation and rising interest rates. In addition, defaults could be highly correlated with particular obligors, industries or geographic locations. If loans involving a particular obligor, industry or geographic location represent more than a small proportion of our portfolio, and that obligor, industry or geographic location were to experience difficulties that would affect payments on the loans, the overall timing and amount of collections on the loans held by us could differ from what was expected.

We could hold the debt securities of leveraged companies that could, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies could experience bankruptcy or similar financial distress, and the risk of these events has been significantly increased by economic and political instability and high rates of inflation. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are products of contested matters and adversarial proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer could have adverse and permanent effects on the issuer. If the proceeding is converted to a liquidation, the value of the issuer will not necessarily equal the liquidation value that was believed to exist at the time of the investment. A bankruptcy or other workout, often raises conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants), including between investors who hold different types of interests in the applicable company. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of investments or other obligations we own could be reduced by increases in the number and monetary value of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) can be substantial. With respect to investments in, or investments held through, CLOs or other leveraged subsidiaries, bankruptcy risk could be further complicated.

Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court could recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we have structured our investment as senior debt.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we could make additional investments in that portfolio company as “follow-on” investments, in seeking to:

●	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
●	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments could, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or could result in a missed opportunity for us to increase our participation in a successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we could elect not to make a follow-on investment because we do not want to increase our level of risk, because we prefer other opportunities or because of regulatory or other considerations. Our ability to make follow-on investments could also be limited by GC Advisors’ allocation policy.

Because we generally do not hold controlling equity interests in our portfolio companies, we generally will not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

To the extent we do not hold controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company makes business decisions with which we disagree, and that the management and/or shareholders of a portfolio company could take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we can provide no assurance that we will be able to dispose of our investments in the event we disagree with the actions of a portfolio company and could therefore suffer a decrease in the value of our investments.

Our portfolio companies could incur debt that ranks equally with, or senior to, our investments in such companies and such portfolio companies could fail to generate sufficient cash flow to service their debt obligations to us.

We have invested and intend to invest a portion of our capital in second lien and subordinated loans issued by our portfolio companies, and we could have exposure to a variety of debt that captures particular layers of a borrower’s credit structure, such as “last out” or “second lien” debt, or other subordinated investments that rank below other obligations of the borrower in right of payment, including first loss interests that bear substantial risk. Subordinated investments are subject to greater risk of loss than senior obligations where there are adverse changes to the financial condition of the borrower or a decline in general economic conditions. Subordinated investments could expose us to particular risks in a distress scenario, including the risk that creditors are not aligned. Holders of subordinated investments generally have less ability to affect the results of a distressed scenario than holders of more senior investments. Additionally, lenders to companies operating in workout modes are, in certain circumstances, subject to potential liabilities that could exceed the amount of such loan purchased by us.

We have made in the past, and could make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and could secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we could have with respect to the collateral securing any junior priority loans we make to our portfolio companies could also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that could be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

●	the ability to cause the commencement of enforcement proceedings against the collateral;
●	the ability to control the conduct of such proceedings;
●	the approval of amendments to collateral documents;
●	releases of liens on the collateral; and
●	waivers of past defaults under collateral documents.

We will not always have the ability to control or direct such actions, even if our rights as junior lenders are adversely affected.

The disposition of our investments could result in contingent liabilities.

A significant portion of our investments involve private securities. In connection with the disposition of an investment in private securities, we could be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We could also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements could result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of payments previously received by us.

GC Advisors’ liability is limited, and we have agreed to indemnify GC Advisors against certain liabilities, which could lead GC Advisors to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement and the collateral management agreement for the 2023 Debt Securitization, GC Advisors does not assume any responsibility to us other than to render the services called for under those agreements, and it is not responsible for any action of our board of trustees in following or declining to follow GC Advisors’ advice or recommendations. Under the terms of the Investment Advisory Agreement and the collateral management agreement, GC Advisors, its officers, members, personnel and any person controlling or controlled by GC Advisors are not liable to us, any subsidiary of ours, our trustees, our shareholders or any subsidiary’s shareholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement and the collateral management agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of GC Advisors’ duties under the Investment Advisory Agreement and the collateral management agreement. In addition, we have agreed to indemnify GC Advisors and each of its officers, directors, members, managers and employees from and against any liability or loss suffered by such party, including reasonable legal fees and other expenses reasonably incurred, and hold such party harmless for any liability or loss suffered by the Fund, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement and the collateral management agreement, except where such liability or loss was the result of negligence or misconduct. These protections could lead GC Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We could be subject to risks related to investments in non-U.S. companies.

We have invested and continue to make investments in issuers located outside the United States. Investments in issuers located outside the United States that are generally denominated in non-U.S. currencies involve both risks and opportunities not typically associated with investing in securities of United States companies. The legal and regulatory environments often have material differences, particularly as to bankruptcy and reorganization. Other considerations include changes in exchange rates and exchange control regulations, political and social instability, general economic conditions, expropriation, imposition of non-U.S. taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, foreign government restrictions, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Among the factors that could affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We could employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us. Securities issued by non-U.S. companies are not “qualifying assets” under the 1940 Act, and we could invest in non-U.S. companies, including emerging markets issuers, to the limited extent such investments are permitted under the 1940 Act.

We could be subject to risks if we engage in hedging transactions and could become subject to risks if we invest in foreign securities.

Under the 1940 Act, a business development company is restricted from acquiring any asset other than assets of the type listed in the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. In order for our investments to be classified as “qualifying assets,” among other requirements, such investments must be in issuers organized under the laws of, and which have their principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. We can invest in non-U.S. companies, including emerging market issuers, to the limited extent such investments are permitted under the 1940 Act.

We expect that these investments would focus on the same types of investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in the emerging market government’s economic and fiscal policies, the possible imposition of, or changes in, currency exchange laws or other laws or restrictions applicable to the emerging market companies or investments in their securities and the possibility of fluctuations in the rate of exchange between currencies. Any of our portfolio company investments that are denominated in foreign currencies will be subject to the risks associated with fluctuations in currency exchange rates, which fluctuations could adversely affect our performance.

We have and could, in the future, enter into hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. Engaging in hedging transactions or investing in foreign securities would entail additional risks to our shareholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options in currencies selected to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. We could also, for example, borrow under a credit facility in currencies selected to minimize our foreign currency exposure. Use of these hedging instruments could include counterparty credit risk. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. While hedging transactions can reduce such risks, they generally will not be designed to prevent all loss from our position. There also could be barriers that prevent us from entering into certain hedging transactions. These barriers will not necessarily impact other investment funds managed by GC Advisors or its affiliates. Hedging transactions could result in a lower overall performance for us than if it had not entered into hedging transactions and generally introduces new risks, such as counterparty risk and greater illiquidity. In addition, we are permitted to borrow funds in one or more foreign currencies as a form of protection against currency risk. The use of such financing could create new risks not traditionally associated with credit facilities or other forms of leverage. Conversely, to the extent that we do not enter into hedging transactions, borrower defaults and fluctuations in currency exchange rates or interest rates could result in poorer overall performance for us than if it had entered into such hedging transactions.

The success of any hedging transactions that we enter into will depend on our ability to correctly predict movements in currency and interest rates. Therefore, while we have and could enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we would not necessarily seek to (or be able to) establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it is often not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions could also be limited under the Code as well as adversely affected by rules adopted by the CFTC.

We could suffer losses from our equity investments.

While our investment portfolio is focused on loans, we are also permitted to invest in equity securities. Such investments are expected to represent minority ownership in the issuer and are subordinate to the claims of the issuer’s creditors and, to the extent such securities are common securities, to preferred equity holders. The value of equity securities is dependent on the performance of the issuer and can fluctuate based on the issuer’s financial performance, market conditions, and overall economic conditions. Dividends paid to equity holders could be suspended or cancelled at any time, and minority owners could have limited protections. We also could be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell our underlying equity interests. In addition, if an issuer of equity securities in which we have invested sells additional shares of its equity securities, our interest in the issuer will be diluted and the value of our investment could decrease. For the foregoing reasons, investments in equity securities can be highly speculative and carry a substantial risk of loss of investment. Investments in equity securities can carry additional risks or have other characteristics that require different structuring. As such, these investments can be made directly, or indirectly through blocker entities or otherwise.

We could be subject to lender liability claims with respect to our portfolio company investments.

A number of judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. We could be required to defend allegations of lender liability from time to time.

Loans to companies operating in workout modes or under Chapter 11 of the U.S. Bankruptcy Code are, in certain circumstances, subject to certain potential liabilities that could exceed the amount of such loan purchased by us. Under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court could elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of these loans, they could be subject to claims of subordination.

Risks Relating to Investors in Our Securities

Investing in our securities could involve an above average degree of risk.

The investments we make in accordance with our investment objective could result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal.

Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities could not be suitable for someone with a lower risk tolerance. In addition, our Common Shares are intended for long-term investors and should not be treated as a trading vehicle.

There is a risk that investors in our equity securities will not receive distributions or that our distributions will not grow over time and a portion of our distributions could be a return of capital.

We have made, and expect to make, regular monthly distributions and from time to time variable special distributions to our shareholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions could be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a business development company, we could be limited in our ability to make distributions. In addition, all distributions are and will be paid at the discretion of our board of trustees and will depend on our earnings, financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our board of trustees could deem relevant from time to time. If we declare a distribution and if more shareholders opt to receive cash distributions rather than participate in our distribution reinvestment plan, we could be forced to sell some of our investments in order to make cash distribution payments. In the event that we encounter delays in locating suitable investment opportunities, we could also pay all or a substantial portion of our distributions from the proceeds of offerings of our Common Shares or from borrowings in anticipation of future cash flow, which could constitute a return of shareholders’ capital. To the extent we make distributions to shareholders that include a return of capital, such portion of the distribution essentially constitutes a return of the shareholder’s investment. Although such return of capital is generally not currently taxable, such distributions would generally decrease a shareholder’s basis in our Common Shares and could therefore increase such shareholder’s tax liability for capital gains upon the future sale or other disposition of such Common Shares. A return of capital distribution could cause a shareholder to recognize a capital gain from the sale of our Common Shares even if the shareholder sells its shares for less than the original purchase price. Distributions from the proceeds of offerings of our Common Shares or from borrowings could also reduce the amount of capital we ultimately invest in our portfolio companies. As a result, our distribution rates and payment frequency may vary from time to time and are not guaranteed.

We have not established any limit on the amount of funds we can use from available sources, such as borrowings, if any, or proceeds from offerings of our Common Shares, to fund distributions (which could reduce the amount of capital we ultimately invest in assets).

Any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from GC Advisors or the Administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or GC Advisors or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from any offerings of our securities and the performance of our investments. There can be no assurance that we will achieve such performance in order to sustain any level of distributions, or be able to pay distributions at all. GC Advisors and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

The Unsecured Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have incurred or could incur in the future.

The 2027 Notes, 2028 Notes, 2029 Notes and 2030 Notes (collectively the “Unsecured Notes”) are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Unsecured Notes are effectively subordinated, or junior, to any secured indebtedness or other obligations we have outstanding as of the date of issuance of the Unsecured Notes or that we could incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. A substantial portion of our assets are currently pledged as collateral under the 2023 Debt Securitization, the SMBC Credit Facility and the BANA Credit Facility. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries could assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets could be used to pay other creditors, including the holders of the Unsecured Notes. As of June 30, 2025, we had an aggregate of approximately $2.2 billion of outstanding borrowings under the 2023 Debt Securitization, SMBC Credit Facility and the BANA Credit Facility, which is secured and thus effectively senior to the Unsecured Notes.

The Unsecured Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Unsecured Notes are obligations of the Fund exclusively and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Unsecured Notes and the Unsecured Notes are not required to be guaranteed by any subsidiaries we could acquire or create in the future. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Unsecured Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Unsecured Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Unsecured Notes are structurally subordinated, or junior, to the SMBC Credit Facility, BANA Credit Facility, 2023 Debt Securitization and other liabilities (including trade payables) incurred by any of our existing or future subsidiaries, financing vehicles or similar facilities. All of the existing indebtedness of our subsidiaries is structurally senior to the Unsecured Notes.

In addition, our subsidiaries and any additional subsidiaries that we could form could incur substantial additional indebtedness in the future, all of which would be structurally senior to the Unsecured Notes.

The note purchase agreement governing the 2027 Notes, the indenture governing the 2028 Notes, 2029 Notes and the 2030 Notes contain limited protection for holders of the 2027 Notes, 2028 Notes, 2029 Notes and 2030 Notes, respectively.

The applicable agreements governing the Unsecured Notes offer limited protection to holders of the Unsecured Notes. The terms of such agreements and of the Unsecured Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on an investment in the Unsecured Notes. In particular, the terms of such agreements and of the Unsecured Notes do not place any restrictions on our or our subsidiaries’ ability to:

●	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be pari-passu, or equal, in right of payment to the Unsecured Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Unsecured Notes to the extent of the value of the assets securing such indebtedness, (3) indebtedness or other obligations of ours that are guaranteed by one or more of our subsidiaries and which therefore are structurally senior to the Unsecured Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Unsecured Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligations that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations could be amended or superseded, giving effect to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from incurring additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings;
●	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Unsecured Notes;
●	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
●	enter into transactions with affiliates;
●	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
●	make investments; or
●	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the applicable agreements and of the Unsecured Notes do not protect holders of such notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than certain events of default under such agreements.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Unsecured Notes and could have important consequences for holders of such notes, including making it more difficult for us to satisfy our obligations with respect to such notes or negatively affecting the trading value of such notes.

Certain of our current debt instruments include more protections for their holders than the agreements governing the Unsecured Notes and the terms of the Unsecured Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the agreements governing the Unsecured Notes and/or the terms of the Unsecured Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Unsecured Notes.

If an active trading market for the Unsecured Notes does not develop, holders could be unable to resell them.

The Unsecured Notes could or could not have an active trading market. We do not intend to apply for listing of any of the Unsecured Notes on any securities exchange or for quotation of any of the Unsecured Notes on any automated dealer quotation system. If no active trading market develops, holders could be unable to resell the Unsecured Notes at their fair market value or at all. If the Unsecured Notes are traded after their initial issuance, they could trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Any market-making activity will be subject to limits imposed by law. Accordingly, we cannot assure you that a liquid trading market will develop for any of the Unsecured Notes, that holders will be able to sell the Unsecured Notes at a particular time or that the price received when sold will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Unsecured Notes could be harmed. Accordingly, holders could be required to bear the financial risk of an investment in the Unsecured Notes for an indefinite period of time.

If we default on our obligations to pay our other indebtedness, we could be unable to make payments on the Unsecured Notes.

Any default under the agreements governing our indebtedness, including the 2023 Debt Securitization, SMBC Credit Facility, BANA Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Unsecured Notes and substantially decrease the market value of the Unsecured Notes.

If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our current indebtedness or other debt we could incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation.

If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders under the agreements governing our indebtedness, or other indebtedness that we could incur in the future, to avoid being in default. If we breach our covenants under the 2023 Debt Securitization, SMBC Credit Facility, the BANA Credit Facility or other debt and seek a waiver, we could be unable to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation.

If we are unable to repay debt, lenders or holders having secured obligations, including the lenders and holders under the 2023 Debt Securitization could proceed against the collateral securing the debt. Because the SMBC Credit facility has customary cross-default provisions, we could be unable to repay or finance the amounts due if the indebtedness thereunder or under any future credit facility is accelerated. In the event holders of any debt securities we have outstanding exercise their rights to accelerate following a cross-default, those holders would be entitled to receive the principal amount of their investment, subject to any subordination arrangements that could be in place. We cannot assure you that we will have sufficient liquidity to be able to repay such amounts, in which case we would be in default under the accelerated debt and holders would have the ability to sue us to recover amounts then owing.

Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Unsecured Notes and our other debt.

The use of debt could have significant consequences on our future operations, including:

●	making it more difficult for us to meet our payment and other obligations under the Unsecured Notes and our other outstanding indebtedness;
●	resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our financing arrangements, which event of default could result in substantially all of our debt becoming immediately due and payable;
●	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;
●	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our financing arrangements; and
●	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Unsecured Notes and our other debt. Our ability to meet our payment and other obligations under our financing arrangements depends on our ability to generate significant cash flow in the future. To some extent, this is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our financing arrangements or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Unsecured Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we could need to refinance or restructure our debt, including the Unsecured Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we could be unable to meet our payment obligations under the Unsecured Notes and our other debt.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or to any of the Unsecured Notes, if any, or change in the debt markets, could cause the liquidity or market value of any of the Unsecured Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Unsecured Notes or other debt securities we could issue. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Unsecured Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and could be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of the Unsecured Notes of any changes in our credit ratings.

An increase in market interest rates could result in a decrease in the market value of the Unsecured Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Unsecured Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if market interest rates increase, the market values of the Unsecured Notes with fixed interest rates could decline. We cannot predict the future level of market interest rates.

The optional redemption provision could materially adversely affect the return on the Unsecured Notes.

The Unsecured Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We could choose to redeem the Unsecured Notes at times when prevailing interest rates are lower than the interest rate paid on the Unsecured Notes. In this circumstance, holders could be unable to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Unsecured Notes being redeemed.

We could be unable to prepay the 2027 Notes upon a Change in Control or to repurchase the 2028 Notes, 2029 Notes or 2030 Notes upon a Change of Control Repurchase Event.

We could be unable to prepay the 2027 Notes upon a Change in Control (as defined in the note purchase agreement governing the 2027 Notes) or to repurchase the 2028 Notes, 2029 Notes or 2030 Notes upon a Change of Control Repurchase Event (as defined in the respective indentures governing such notes) if we do not have sufficient funds. Upon a Change in Control, holders of the 2027 Notes could require us to prepay the 2027 Notes at 100% of the principal amount plus accrued and unpaid interest up to, but excluding, the date of prepayment plus any applicable Breakage Amount (as defined in the note purchase agreement governing the 2027 Notes). Upon a Change of Control Repurchase Event, holders of the 2028 Notes, 2029 Notes or 2030 Notes could require us to repurchase for cash some or all of such notes at a repurchase price equal to 100% of the aggregate principal amount of the applicable notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to prepay the 2027 Notes or to purchase any tendered 2028 Notes, 2029 Notes or 2030 Notes upon the occurrence of such Change in Control or Change of Control Repurchase Event would cause an event of default under the applicable governing documents of the Unsecured Notes, and a cross-default under the agreements governing certain of our other indebtedness, which could result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately.

We are subject to risks associated with any credit facility that utilizes a Funding Subsidiary as our interests in any Funding Subsidiary are subordinated and we could be prevented from receiving cash on our equity interests from a Funding Subsidiary.

We own directly or indirectly 100% of the equity interests in GCRED Funding and each of our other funding subsidiaries (collectively, “Funding Subsidiaries”). We consolidate the financial statements of our Funding Subsidiaries in our consolidated financial statements and treat the indebtedness under the credit facilities borrowed by such Funding Subsidiaries (the “Funding Subsidiary Credit Facilities”), including the BANA Credit Facility, as our leverage. Our interests in our Funding Subsidiaries are subordinated in priority of payment to every other obligation of such Funding Subsidiary and are subject to certain payment restrictions set forth in each Funding Subsidiary Credit Facility.

We receive cash from a Funding Subsidiary only to the extent that we receive distributions on our equity interests in such Funding Subsidiary. Each Funding Subsidiary could make distributions on its equity interests only to the extent permitted by the payment priority provisions of the applicable Funding Subsidiary Credit Facility. Each of the Funding Subsidiary Credit Facilities generally provides that payments on the respective interests could not be made on any payment date unless all amounts owing to the lenders and other secured parties are paid in full. In addition, if a Funding Subsidiary does not meet the asset coverage tests or the interest coverage test set forth in the documents of the applicable Funding Subsidiary Credit Facility, a default would occur. In the event of a default under a Funding Subsidiary Credit Facility document, cash would be diverted from us to pay the applicable lender and other secured parties in amounts sufficient to cause such tests to be satisfied. In the event that we fail to receive cash from our Funding Subsidiaries, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our status as a RIC, or at all. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions. We cannot assure you that distributions on the assets held by our Funding Subsidiaries will be sufficient to make any distributions to us or that such distributions will meet our expectations.

Our equity interests in each Funding Subsidiary rank behind all of the secured and unsecured creditors, known or unknown, of such Funding Subsidiary, including the lenders in the respective Funding Subsidiary Credit Facility. Consequently, to the extent that the value of a Funding Subsidiary’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the returns on our investments in such Funding Subsidiary could be reduced. Accordingly, our investments in each of our Funding Subsidiaries could be subject to up to 100% loss.

The ability to sell investments held by our Funding Subsidiaries is limited.

Each of the Funding Subsidiary Credit Facilities place significant restrictions on our ability, as servicer, to sell investments. As a result, there could be times or circumstances during which we would be unable to sell investments or take other actions that could be in our best interests.

We can enter into reverse repurchase agreements, which are another form of leverage.

We can enter into reverse repurchase agreements as part of our management of our investment portfolio, including to finance the ownership of first loss interests or senior tranches of financing securitizations. Under a reverse repurchase agreement, we will effectively pledge our assets as collateral to secure a short-term loan where the counterparty acquires securities we hold as collateral subject to our obligation to repurchase and its obligation to resell the securities at an agreed upon time and price. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the repurchase agreement, we will be required to repay the loan and correspondingly receive back our collateral. While used as collateral, the assets continue to pay principal and interest which are for our benefit.

Our use of reverse repurchase agreements, if any, involves many of the same risks involved in our use of leverage, as the proceeds from repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the repurchase agreement could decline below the price of the securities that we have sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by us could decline. If a buyer of securities under a repurchase agreement were to file for bankruptcy or experience insolvency, we could be adversely affected. Also, in entering into repurchase agreements, we would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with repurchase agreements, our net asset value would decline, and, in some cases, we could be worse off than if we had not used such agreements.

If we issue preferred shares, debt securities or convertible debt securities, the NAV of our Common Shares could become more volatile.

We cannot assure you that the issuance of preferred shares and/or debt securities would result in a higher yield or return to the holders of our Common Shares. The issuance of preferred shares, debt securities or convertible debt would likely cause the NAV of our Common Shares to become more volatile.

If the dividend rate on the preferred shares, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our Common Shares would be reduced.

If the dividend rate on the preferred shares, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of our Common Shares than if we had not issued the preferred shares or debt securities.

Any decline in the value of our investment would be borne entirely by the holders of our Common Shares. Therefore, if the NAV of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our Common Shares than if we were not leveraged through the issuance of preferred shares. This decline in NAV would also tend to cause a greater decline in the net offering price for our Common Shares.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which could be required by the preferred shares, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred shares, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred shares or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred shares, debt securities or convertible debt. In addition, we would pay (and the holders of our Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, debt securities, convertible debt or any combination of these securities. Holders of preferred shares, debt securities or convertible debt could have different interests than holders of Common Shares and could at times have disproportionate influence over our affairs.

Holders of any preferred shares that we could issue will have the right to elect members of the board of trustees and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred shares must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if dividends on such preferred shares are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our Common Shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our treatment as a RIC for U.S. federal income tax purposes.

Our common shareholders’ interest in us could be diluted if they do not fully exercise subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then common shareholders will experience an immediate dilution of the aggregate NAV of their shares.

In the event we issue subscription rights, shareholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares would be purchased as a result of such rights offering.

In addition, if the subscription price is less than the NAV per share of our Common Shares, then our common shareholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects could be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time.

Our shareholders will experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan are automatically reinvested in our Common Shares of the same class. As a result, our shareholders that do not participate in our distribution reinvestment plan will experience dilution in their ownership percentage of our Common Shares over time.

Terms relating to redemption could materially adversely affect the return on any debt securities that we could issue.

If we issue debt securities that are redeemable at our option, we could choose to redeem such debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if our debt securities are subject to mandatory redemption, we could be required to redeem such debt securities also at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, investors in our debt securities could be unable to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

General Risk Factors

We are currently in a period of capital markets disruption and economic uncertainty.

The success of our activities is affected by general economic and market conditions, including, among others, interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and trade barriers. These factors could affect the level and volatility of securities prices and the liquidity of our investments. Volatility or illiquidity could impair our profitability or result in losses. These factors also could adversely affect the availability or cost of our leverage, which would result in lower returns.

In recent years, U.S. capital markets have experienced volatility and disruptions including as a result of certain regional bank failures and an inflationary economic environment. These disruptions in the capital markets have in the past and could in the future increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Such disruptions could adversely affect our business, financial condition, results of operations and cash flows, and future market disruptions and/or illiquidity could negatively impact us. These unfavorable economic conditions could increase our funding costs and limit our access to the capital markets, and could result in a decision by lenders not to extend credit to us in the future. These events could limit our investments, our ability to grow and could negatively impact our operating results and the fair values of our debt and equity investments.

Events outside of our control, including public health crises, could negatively affect our portfolio companies, our investment adviser and the results of our operations.

Periods of market volatility could occur in response to pandemics or other events outside of our control. We, GC Advisors, and the portfolio companies in which we invest in could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, and cyberattacks etc.). Some force majeure events could adversely affect the ability of a party (including us, GC Advisors, a portfolio company or a counterparty to us, GC Advisors, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of GC Advisors or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or us of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact us, GC Advisors, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which we invest or our portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; government quarantine and curfew measures (including restrictions on travel or meetings); less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited activity by, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments. Any of the foregoing could materially and adversely impact our value and performance of our investments as well as our ability to source, manage and divest investments and achieve our investment objectives, all of which could result in material losses. In addition, our operations could be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of some of the foregoing.

Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more portfolio companies or its assets, could result in a loss to us, including if the investment in such portfolio companies is canceled, unwound or acquired (which could result in inadequate compensation). Any of the foregoing could therefore adversely affect the performance of us and our investments.

We could experience fluctuations in our monthly operating results.

We could experience fluctuations in our monthly operating results due to a number of factors, including the interest rate payable on any borrowings and the interest rate payable on the debt securities we acquire, the default rate on such securities, the number and size of investments we originate or acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of our performance in future periods.

Political uncertainty could adversely affect our business.

U.S. and non-U.S. markets could experience political uncertainty and/or change that subject our investments to heightened risks, including the risks related to the effect on world leaders and governments of the wars in Eastern Europe and the Middle East, dissemination of misinformation and the use of new technologies, such as AI, and the risk of a global health pandemic.

These heightened risks could include, but are not limited to: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, trade, economic and political instability (including the risk of widespread war or terrorist activity); greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and market participants; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital and on the ability to exchange currencies; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; and slower clearance. While the current U.S. administration has signaled a reduced emphasis on regulation, past U.S. administrations supported an enhanced regulatory agenda. Changes in regulation can impose greater costs on certain sectors, including financial services, or otherwise impact the competitive environment for obligors, which could adversely impact us and our clients. During times of political uncertainty, global markets often become more volatile. There could also be a lower level of monitoring and regulation of markets while a country is experiencing political uncertainty, and the activities of investors in such markets and enforcement of existing regulations could become more limited. Markets experiencing political uncertainty could have substantial, and in some periods extremely high, rates of inflation for many years. Geopolitical events can cause supply chain and raw material shortages. These events can also lead to military or other conflicts or sanctions that could adversely impact obligors who are sanctioned persons, are located in a sanctioned country or a country that is involved in a conflict, or who do business with a sanctioned person or country or with a country that is involved in a conflict. Conversely, changes in enforcement priorities could impact the ability or cost of doing business in particular jurisdictions. Inflation and rapid fluctuations in inflation rates typically have negative effects on countries’ economies and markets. Tax laws could change materially, and any changes in tax laws could have an unpredictable effect on us, our investments and our investors. The current U.S. administration has also implemented tariffs, including against certain of the nation’s most significant trading partners, which could lead to supply shortages and higher costs, potentially impacting the profitability of borrowers. There can be no assurance that political changes will not cause us to suffer losses. Military actions, such as the recent wars in Eastern Europe and the Middle East, can disrupt the economy and affect our investments and investors. Sanctions could adversely impact certain obligors that have business dealings with a sanctioned country or a country that is otherwise involved in a conflict. Military actions can be unpredictable and cause second order effects that are difficult to predict or ascertain. Military actions can also cause volatility in prices for raw and finished goods, further social unrest, cause changes in consumer demand, and affect other business conditions. There can be no assurance that political changes will not cause us or our investors to suffer losses.

The outcome of the U.S. presidential, congressional and other elections creates significant uncertainty with respect to the legal, tax and regulatory regime in which the Investment Adviser and its affiliates, as well as the Fund and its investments, will operate.

Changes in the composition of the U.S. government following an election could result in changes to U.S. and non-U.S. fiscal, tax and other policies, as well as the global financial markets generally. Any significant changes in economic policy, the regulation of the asset management industry, international trade policy and/or tax law, among other things, could have a material adverse impact on the Fund and its investments. General fluctuations in the market prices of securities and interest rates could affect the Fund’s investment opportunities and the value of its investments. The Investment Adviser and its affiliates could also be affected by difficult conditions in the capital markets and any overall weakening of the financial services industry. Ongoing disruptions in the global credit markets could affect issuers’ ability to pay debts and obligations on a timely basis. If defaults occur, the Fund could lose both invested capital in, and anticipated profits from, any affected investments.

The Investment Adviser and its affiliates, their respective clients (including the Fund), and the investments such clients hold could be affected by war and other international conflicts.

The ultimate course of such conflicts, and their impact on global economic and commercial activity and conditions, and on the operations, financial condition and performance of the Fund or any particular industry, business or investee country, as well as the duration and severity of such effects, is impossible to predict. Such conflicts could have a significant adverse impact and result in significant losses to the Fund. This impact could include reductions in revenue and growth, cyber-attacks, unexpected operational losses and liabilities and reductions in the availability of capital. It could also limit the ability of the Fund to source, diligence and execute new investments and to manage, finance and exit investments in the future. Developing and further governmental actions (military or otherwise) could cause additional disruption and constrain or alter existing financial, legal and regulatory frameworks and systems in ways that are adverse to the investment strategy that the Fund intends to pursue, all of which could adversely affect the Fund’s ability to fulfill its investment objectives.

The current state of the economy and volatility in the global financial markets could have a material adverse effect on our business, financial condition and results of operations.

The U.S. and global capital markets experienced extreme volatility and disruption in recent years, leading to periods of recessionary conditions and depressed levels of consumer and commercial spending. For instance, monetary policies of the Federal Reserve and political uncertainty resulting from recent events, including changes to U.S. trade policies, the provisional application of the EU-UK Trade and Cooperation Agreement and ongoing conflicts in Eastern Europe and the Middle East and related responses, has led to, from time to time, disruption and instability in the global markets. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. We cannot assure you that these conditions will not occur or will not worsen if they do. If conditions worsen, a prolonged period of market illiquidity could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

The occurrence of any of these above event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know when or how long the securities markets could be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. Non-investment grade and equity securities tend to be more volatile than investment-grade fixed income securities; therefore, these events and other market disruptions could have a greater impact on the prices and volatility of non-investment grade and equity securities than on investment-grade fixed income securities. There can be no assurances that similar events and other market disruptions will not have other material and adverse implications. Additionally, should the U.S. economy be adversely impacted by increased volatility in the global financial markets, loan and asset growth and liquidity conditions at U.S. financial institutions could deteriorate.

New or modified laws or regulations governing our operations could adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, could change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations could also come into effect. For example, to the extent a U.S. presidential administration supported an enhanced regulatory agenda, it could impose greater costs on all sectors and on financial services companies in particular. Any such new or changed laws or regulations could have a material adverse effect on our business, and political uncertainty could increase regulatory uncertainty in the near term. Furthermore, if regulatory capital requirements from the Dodd-Frank Act, Basel III or other regulatory action are imposed on lenders that provide us with financing, the lenders may be required to limit, or increase the cost of, financing they provide to us. Among other things, this could potentially increase our financing costs and reduce our liquidity or require us to sell assets at an inopportune time or price.

The effects of legislative and regulatory proposals directed at the financial services industry or affecting taxation, could negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of our business and could be subject to civil fines and criminal penalties.

We invest in securities of issuers that are subject to governmental and non-governmental regulations, including by federal and state regulators and various self-regulatory organizations. Companies participating in regulated activities could incur significant costs to comply with these laws and regulations. If a company in which we invest fails to comply with an applicable regulatory regime, it could be subject to fines, injunctions, operating restrictions or criminal prosecution, any of which could materially and adversely affect the value of our investment.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, could cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and could shift our investment focus from the areas of expertise of GC Advisors to other types of investments in which GC Advisors could have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, GC Advisors could determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission, or the CFTC, or could determine to operate subject to CFTC regulation, if applicable. If we or GC Advisors were to operate subject to CFTC regulation, we could incur additional expenses and would be subject to additional regulation.

On October 21, 2014, U.S. risk retention rules adopted pursuant to Section 941 of Dodd-Frank, or Wall Street Reform and Consumer Protection Act (the “U.S. Risk Retention Rules”), were issued and became effective with respect to CLOs on December 24, 2016. The U.S. Risk Retention Rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization subject to such rules, such as CLOs, in the absence of an exemption, to retain an economic interest, or (the “Retention Interest”), in the credit risk of the assets being securitized in the form of an eligible horizontal residual interest, an eligible vertical interest, or a combination thereof, in accordance with the requirements of the U.S. Risk Retention Rules. The U.S. Risk Retention Rules define the sponsor as the party that “organizes and initiates a securitization transaction by selling or transferring assets, either directly or indirectly, including through an affiliate.” In the case of securitizations in which the assets being securitized are primarily transferred from the balance sheet of a corporate parent (or one or more subsidiaries or affiliates thereof), that corporate parent entity typically organizes and initiates the transaction in connection with such transfer and, therefore, would be considered a “sponsor” for U.S. Risk Retention Rules purposes. Although the preamble to the rule text in the U.S. Risk Retention Rules suggests the collateral manager of a CLO would be the sponsor of such transaction, based upon the definition of “sponsor” in the U.S. Risk Retention Rules and the DC Circuit Court Decision, the Fund would be considered to be a “sponsor” as of the closing date, due to its direct and/or indirect transfer of assets to the 2023 Issuer (such indirect transfer inclusive, for the avoidance of doubt, of affiliates of the Fund selling assets to the 2023 Issuer) on and prior to the closing date. However, there can be no assurance, and no representation is made, that any governmental authority will agree that such is the case. It is possible that a change in interpretation of the U.S. Risk Retention Rules occurs following the closing date of the 2023 Debt Securitization such that the Fund would no longer qualify as the “sponsor” of a CLO transaction undertaken by the Fund, and instead an affiliate of the Fund (including GC Advisors or its affiliates) would be the appropriate sponsor. If such a change in interpretation occurs, the 2023 Depositor may, but will have no obligation to, cause a transfer of the Retention Interest such that the “sponsor” and the U.S. retention provider (“U.S. Retention Provider”) will be in compliance with the U.S. Risk Retention Rules. The U.S. Risk Retention Rules provide that if there is more than one “sponsor” of a securitization transaction, each “sponsor” is to ensure that at least one “sponsor” (or its “majority-owned affiliate”) retains the requisite Retention Interest. At this time, however, there are a number of unresolved questions, little regulatory guidance, and no established line of authority, precedent or market practice with respect to what is required to comply with the U.S. Risk Retention Rules in certain circumstances, and therefore there can be no assurance that the credit risk retention and disclosures contemplated herein will enable the U.S. Retention Provider to comply with the U.S. Risk Retention Rules.

On February 9, 2018, the United States Court of Appeals for the District of Columbia ruled in favor of an appeal brought by the Loan Syndications and Trading Association (the “LSTA”) and reversed a lower court decision in favor of the Securities and Exchange Commission and the Board of Governors of the Federal Reserve System with instructions to grant summary judgment in favor of the LSTA on the issue of whether the U.S. Risk Retention Rules apply to collateral managers of “open market” CLOs under Section 941 of the Dodd-Frank Act (the “DC Circuit Court Decision”). The DC Circuit Court Decision became effective on April 5, 2018. As of the date hereof, CLO managers of “open-market CLOs” (as defined in the DC Circuit Court Decision) will no longer be required to comply with the U.S. Risk Retention Rules.

The collateral manager and the U.S. Retention Provider do not believe that a CLO transaction undertaken by the Fund is an “open-market CLO”, due primarily to the fact that the collateral obligations acquired by the issuer (the “Issuer”) are, and the additional collateral obligations to be acquired by the Issuer are expected to primarily or exclusively be, assets transferred, directly or indirectly, from the E.U./U.K. Retention Provider. As a result, the collateral manager and the U.S. Retention Provider believe that the U.S. Risk Retention Rules apply to such a transaction. However, if the collateral manager and the U.S. Retention Provider were to conclude, on the basis of future guidance, evolving market practice or otherwise, that the business development company (“BDC”) is not an appropriate “sponsor” and an affiliate of the BDC (including the collateral manager or its affiliates) would be an appropriate “sponsor,” then the U.S. Retention Provider may, but will have no obligation to, transfer the Retention Interest to such affiliate or a majority-owned affiliate thereof, although there can be no assurance that such transfer will not be challenged by a regulatory authority or ultimately determined to be in violation of the U.S. Risk Retention Rules.

If we ever determined that undertaking CLO transactions would subject us or any of our affiliates to unacceptable regulatory risk, our ability to execute CLOs could be limited or otherwise curtailed. Given the more attractive financing costs associated with these types of debt securitization as opposed to other types of financing available (such as traditional senior secured facilities), this would, in turn, increase our financing costs. Any associated increase in financing costs would ultimately be borne by our common shareholders.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

We incur significant costs as a result of having securities registered under the Exchange Act.

We incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Our compliance with Section 404 of the Sarbanes-Oxley Act involves significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act would adversely affect us and the value of our Common Shares.

Under current SEC rules, we are required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As such, we are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we incur expenses that could negatively impact our financial performance and our ability to make distributions. This process also results in a diversion of management’s time and attention. We cannot ensure that our evaluation, testing and remediation process is effective or that our internal controls over financial reporting will be effective. In the event that we are unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the net offering price of our securities would be adversely affected.

We could invest through various joint ventures.

From time to time, the Fund could hold a portion of its investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners, the risk that a joint venture partner could become bankrupt or could at any time have economic or business interests or goals that are inconsistent with those of us, the risk that a joint venture partner could be in a position to take action contrary to our objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner could have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. In addition, we could, in certain cases, be liable for actions of its joint venture partners. The joint venture’s in which we participate could sometimes be allocated investment opportunities that might have otherwise gone entirely to us, which could reduce our return on equity. Additionally, our joint venture investments could be held on an unconsolidated basis and at times could be highly leveraged. Such leverage would not count toward the investment limits imposed on us by the 1940 Act. We do not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities and other assets other than joint ventures or entities wholly owned by us.

We are subject to risks associated with investing alongside other third parties.

We invest in joint ventures alongside third parties through joint ventures, partnerships or other entities in the future. Such investments could involve risks not present in investments where a third party is not involved, including the possibility that such third party could at any time have economic or business interests or goals which are inconsistent with ours, or could be in a position to take action contrary to our investment objectives. In addition, we could in certain circumstances be liable for actions of such third party.

More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party could take actions that are inconsistent with our interests. For example, the third party could decline to approve an investment for the joint venture that we otherwise want the joint venture to make. A joint venture could also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating our total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in GAAP rules or SEC staff interpretations, it is likely that we would have to reorganize any such joint venture.

Technological innovations and industry disruptions could negatively impact us.

In the current period of technological and commercial innovation, startup and other companies have found success disrupting traditional approaches to industry or market practices, and the frequency of such disruptions is expected to increase. Such disruptions could negatively impact us and our investments, alter market practices on which our investment strategy depends to create investment returns, significantly disrupt the market in which we operate, or subject us to increased competition.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which could, in turn, negatively affect the value of our Common Shares and our ability to pay distributions.

Our business depends on the communications and information systems of GC Advisors and its affiliates. GC Advisors and the Administrator are heavily reliant on the information technology infrastructure, processes and procedures of Golub Capital, which has devoted significant resources to developing effective and reliable information technology systems. Information technology changes rapidly, however, and Golub Capital could fail to stay ahead of such advances. Moreover, Golub Capital could find itself a target of cyberattacks, including cyber espionage, malware, ransomware, and other types of hacking. If any of the Golub Capital information technology systems do not operate properly or are disabled, whether as a result of tampering or a breach of network security systems or otherwise, we and Golub Capital could suffer, among other consequences, financial loss, disruption of businesses and reputational damage and, in the case of Golub Capital, liability to clients. While steps have been taken to mitigate the risk and impact of such attacks, no system is fully attack-proof, and a cyberattack could have an adverse impact on us.

In addition, Golub Capital’s operations rely on the secure processing, storage and transmission of confidential and other information in its computer systems and networks. Although Golub Capital takes protective measures, its computer systems, software and networks could be vulnerable to unauthorized access, theft, misuse, computer viruses or other malicious code and other events that could have an impact on security. We, GC Advisors and the Administrator rely on third-party service providers for certain aspects of their business. Any interruption or deterioration in the performance of these third parties or failures of their information systems and technology could impair the quality of the operations and could affect their reputation, which could have an adverse effect on us.

We are subject to risks related to social media.

The use of social networks, message boards, and other online channels has become widespread. Information or misinformation can now be disseminated broadly without relying on traditional media intermediaries. Information can spread rapidly across large segments of the population without any independent verification as to its accuracy, leading to the spread of misinformation. Misinformation regarding Golub Capital, its clients and their respective portfolio companies could spread using these online channels, resulting in material and adverse effects on the foregoing, including the Fund.

Failure or alleged failure to comply with applicable data protection and privacy laws and regulations could subject us to ongoing costs and, in some cases, fines and reputational harm.

We and GC Advisors and its affiliates are subject to numerous laws and regulations in various jurisdictions relating to privacy and the storage, sharing, use, processing, disclosure and protection of information that we and our affiliates hold. The EU’s General Data Protection Regulation, the Cayman Islands Data Protection Act (2021 Revision), and the California Consumer Privacy Act of 2018, as amended, are recent examples of such laws, and we anticipate new privacy and data protection laws and regulations will be passed in other jurisdictions in the future. For example, the SEC has adopted changes to Regulation S-P, which requires, among other things, that registered investment advisers notify affected individuals of a breach involving their personal information when there has been an incident that rises to the level of being a reportable breach. In general, these laws and regulations introduce many new obligations on us, GC Advisors and its affiliates and service providers and create new rights for parties who have given any of us their personal information, such as investors and others. The scope of data protection and privacy laws and regulations is rapidly evolving, and such laws and regulations are subject to differing interpretations. Any inability or perceived inability to adequately address privacy concerns, or comply with applicable laws and regulations, even if unfounded, could result in regulatory and third-party liability, increased costs, disruption to our operations, and reputational damage. Obligations to which we, GC Advisors or its affiliates are subject impose compliance costs and risks of penalties, which could increase significantly as such laws and regulations evolve globally. Moreover, as data protection and privacy laws and regulations continue to develop, it could be more difficult and/or more costly for us, GC Advisors or its affiliates to collect, store, use, transmit and process personal information.

The costs of monitoring, interpreting and, where applicable, complying with global data protection and privacy laws and regulations could have a material adverse effect on the business, results of the operations and financial condition of us, GC Advisors or its affiliates, and of our portfolio companies. The continued development of these laws and regulations and their interpretations could increase compliance costs, restrict our, GC Advisors or its affiliates’ ability to offer services in certain locations, require changes to business practices, result in negative publicity or significant costs or penalties associated with litigation and/or regulatory action, all of which could adversely affect our business, financial conditions and results of operations, including affecting investment returns.

While we, GC Advisors and its affiliates take reasonable efforts to comply with data protection and privacy laws and regulations, it is possible that we and GC Advisors will not be able to accurately anticipate the ways in which regulators and courts will apply or interpret these laws, and there can be no assurance that we or GC Advisors or its affiliates will not be subject to regulatory or individual legal action, including fines, in the event of a security incident, alleged non-compliance with applicable data protection and privacy laws or regulations, or other claim that an individual’s privacy rights have been violated. Many regulators have indicated an intention to take more aggressive enforcement actions regarding data privacy matters, and private litigation resulting from such matters is increasing and resulting in large judgments and settlements.

Cybersecurity risks and cyber incidents could adversely affect our business or the business of our portfolio companies.

The operations of us, Golub Capital, any third-party service provider to us or Golub Capital and our portfolio companies are susceptible to risks from cybersecurity attacks and incidents due to reliance on the secure processing, storage and transmission of confidential and other information in relevant computer systems and networks. Such systems face ongoing cybersecurity threats and attacks which, if successful, could threaten the confidentiality, integrity or availability of the systems and information resources of us or our portfolio companies. A cyber incident could be an intentional attack or an unintentional event and could involve gaining unauthorized access to the information systems of us, Golub Capital or our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Attacks could also involve ransomware, data exfiltration and publication, or other forms of cyber extortion. Cyber-attacks could also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists, and other outside parties, or from the malicious or accidental acts of insiders, such as employees, independent contractors or other service providers of or to us, Golub Capital or our portfolio companies. Some factors that could create a heightened risk of a cyber incident include, but are not limited to, the use of remote work and/or third-party service providers, including cloud-based service providers.

Recent geopolitical tensions could have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The result of these incidents could include disrupted operations such as an adverse effect on ability to communicate and conduct business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships.

As our, Golub Capital’s, our portfolio companies’ and each of our third-party service providers’ reliance on technology has increased, so have the risks posed to information systems of ours, Golub Capital, our portfolio companies and each of our third-party service providers. Although Golub Capital takes protective measures, and requires its service providers to take certain steps, these measures and steps , as well as an increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur, including because cyber-attack techniques are continually evolving, could persist undetected over extended periods of time, and may not be mitigated in a timely manner to prevent or minimize the impact. Cyber incidents of whatever nature, and a failure to provide regulatory or other notifications concerning such incidents as required, could potentially negatively impact the financial results, operations or confidential information of us, Golub Capital or our portfolio companies, cause financial loss, increased costs, disruption to business, liability to counterparties or other parties, regulatory actions (and resulting fines or other penalties), negative publicity or reputational damage. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. Cybersecurity risks require continuous and increasing attention and other resources, which attention diverts time and other resources from other activities of ours, Golub Capital and our portfolio companies. Although Golub Capital has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats could emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because we do not directly control the cybersecurity systems of issuers in which we may invest, trading counterparties or third-party service providers to us. Such entities have experienced cyber-attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cybersecurity breaches could not be detected. There can be no assurance that efforts undertaken by us, Golub Capital or our portfolio companies will be effective, or that we will not suffer losses relating to cyber-attacks on us, our service providers, trading counterparties or our portfolio companies.

Moreover, cybersecurity has become a regulatory and enforcement priority in many jurisdictions around the world, with many having proposed or already enacted laws requiring companies to provide notifications of certain data security breaches. The costs of monitoring, interpreting and, where applicable, complying with these laws could have a material adverse effect on the business, results of the operations and financial condition of us, Golub Capital and of our portfolio companies.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we could make additional investments in that portfolio company as “follow-on” investments in seeking to:

●	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
●	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
●	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources and the provisions of the 1940 Act. Failure on our part to make follow-on investments could, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or could result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we could elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements (including our order) or the desire to achieve or maintain our RIC tax treatment.

Special considerations for certain benefit plan investors.

We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations promulgated by the U.S. Department of Labor, as modified by Section 3(42) of ERISA, and the Plan Asset Regulations. In this regard, to the extent any class of our Common Shares is not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to satisfy another exception to holding “plan assets” within the meaning of the Plan Asset Regulations, including limiting investment by, or prohibiting investment from, “benefit plan investors” in one or more classes of our Common Shares. However, there can be no guarantee or assurance that the conditions of the “publicly-offered security” exception or another exception under the Plan Asset Regulations or another exception to the Plan Asset Regulations will be satisfied.

If, notwithstanding our intent, our assets were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by us and (ii) the possibility that certain transactions in which we might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, GC Advisors and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the “benefit plan investor” any profit realized on the transaction and (ii) reimburse the benefit plan investor for any losses suffered by the benefit plan investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a benefit plan investor who decides to invest in us could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in us or as co-fiduciaries for actions taken by or on behalf of us or GC Advisors. With respect to a benefit plan investor that is an individual retirement account (an “IRA”) that invests in us, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status.

In this respect we may require any person proposing to acquire our Common Shares to furnish such information as could be necessary to determine compliance with an exception under ERISA or the Plan Asset Regulation, including whether such person is a benefit plan investor. In addition, we have the power to (a) exclude any shareholder or potential shareholder from purchasing our Common Shares and (b) prohibit any redemption of our Common Shares if GC Advisors determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all of our Common Shares shall be subject to such terms and conditions.

Prospective investors should carefully review the matters discussed under “Certain ERISA Considerations” in the Fund’s registration statement and should consult with their own advisors as to the consequences of making an investment in the Fund.

The NAV and net offering price of our shares could fluctuate significantly.

The NAV and net offering price and liquidity, if any, of the market for our shares could be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

●	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs or BDCs;
●	loss of RIC or BDC status;
●	changes in market interest rates and decline in the prices of debt;
●	changes in earnings or variations in operating results;

●	changes in the value of our portfolio of investments;
●	changes in accounting guidelines governing valuation of our investments;
●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;
●	departure of either of GC Advisors or certain of its respective key personnel;
●	general economic trends and other external factors; and
●	loss of a major funding source.

We and/or our portfolio companies could be materially and adversely impacted by global climate change.

Climate change is widely considered to be a significant threat to the global economy. Our business operations and our portfolio companies could face risks associated with climate change, including risks related to the impact of climate-related legislation and regulation (both domestically and internationally), risks related to climate-related business trends (such as the process of transitioning to a lower-carbon economy), and risks stemming from the physical impacts of climate change, such as the increasing frequency or severity of extreme weather events and rising sea levels and temperatures.

We are subject to risks related to corporate social responsibility.

Businesses, including ours, face increasing public scrutiny related to environmental, social and governance, or ESG activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, certain major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions.

Our brand and reputation could be negatively impacted if we fail to act responsibly (or are perceived to have failed to act responsibly) in a number of areas, such as considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand and our relationships with investors, private equity sponsors, or portfolio companies which could adversely affect our business and results of operations. At the same time, there are various approaches to responsible investing activities and divergent views on the consideration of ESG topics. These differing views increase the risk that any action or lack thereof with respect to our Investment Adviser’s consideration of responsible investing or ESG-related practices will be perceived negatively. “Anti-ESG” sentiment has also gained momentum across the U.S., with several states having enacted or proposed “anti-ESG” policies, legislation or issued related legal opinions. If investors subject to such legislation view our practices as being in contradiction of such “anti-ESG” policies, legislation or legal opinions, such investors could not invest in us. Further, asset managers have been subject to recent scrutiny related to ESG-focused industry working groups, initiatives and associations, including organizations advancing action to address climate change or climate-related risk. Such scrutiny could expose GC Advisors to the risk of antitrust investigations or challenges by federal authorities, result in reputational harm and discourage certain investors from investing in us. If the Investment Adviser does not successfully manage expectations across these varied interests, it could erode trust, impact our and their reputation and constrain our investment and fundraising opportunities.

Additionally, new state-level, federal and international regulatory initiatives related to ESG could adversely affect our business. The SEC has proposed rules that, in addition to other matters, would establish a framework for reporting of climate-related risks. There is also a risk that a significant reorientation in the market following the implementation of these and further measures could be adverse to our portfolio companies if they are perceived to be less valuable as a consequence of, for example, their carbon footprint or “greenwashing” (i.e., the holding out of a product as having green or sustainable characteristics where this is not, in fact, the case). We are, and our portfolio companies could be, or could in the future become subject to the risk that similar measures might be introduced in other jurisdictions. At this time, there is uncertainty regarding the scope of such proposals or when they would become effective (if at all). Compliance with any new laws or regulations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.

We are subject to risks related to the Adviser’s expansion to new jurisdictions.

GC Advisors is expanding its global footprint and opening offices in several new jurisdictions to improve outreach to prospective investors in such jurisdictions. Such expansion subjects its operations to the legal and regulatory regimes of these jurisdictions and could adversely affect us. These risks include, but are not limited to, increased compliance costs, loss of management attention and time, and increased competition for capital allocations.

We are subject to risks related to fraud or misrepresentation in the investment process.

Any investment in an issuer carries the risk that the issuer will make a material misrepresentation or omission in connection with the investment. Such inaccuracy or incompleteness could adversely affect, among other things, the valuation of collateral underlying loans or other debt obligations, our ability to perfect or effectuate a lien on the collateral securing a loan or other debt obligation, the financial condition of the issuer or the business prospects of the issuer. We, as well as subsidiaries through which we may obtain indirect leveraged exposure to the underlying obligors or issuers of underlying loans, will rely upon the accuracy and completeness of representations made by the underlying obligors or issuers to the extent reasonable. However, there can be no guarantee that these representations are accurate or complete.

USE OF PROCEEDS

We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) fund interest expense for any borrowings or reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into, (3) fund repurchases under our share repurchase program and (4) for general corporate purposes. Generally, our policy will be to pay distributions and operating expenses from cash flow from operation; however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so.

We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing (commencing with each applicable escrow break). However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may invest in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).

We estimate that we will incur approximately $8.7 million of offering expenses (excluding the shareholder servicing and/or distribution fees) in connection with this offering, or approximately 0.15% of the gross proceeds, assuming maximum gross proceeds of $5,000,000,000. The Investment Adviser advanced all of our organization and offering expenses on our behalf through the date on which we commenced the offering. Under the Expense Support Agreement, we have reimbursed the Investment Adviser for such advanced expenses. For further information regarding the Expense Support Agreement, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Expenses — Expense Support and Conditional Reimbursement Agreement.” Any reimbursements will not exceed actual expenses incurred by the Investment Adviser and its affiliates.

The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or 198,570,293 shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the offering price as of June 30, 2025 at $25.18 per share. Such amount is subject to increase or decrease based upon our net offering price per share. The tables below do not reflect the $650,273,190 million in gross proceeds raised in the Private Offering.

The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $5,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S Shares, 1/3 of our gross offering proceeds are from the sale of Class D Shares and 1/3 of our gross offering proceeds are from the sale of Class I Shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The following table presents information regarding the use of proceeds raised in this offering with respect to Class S Shares.

		Maximum Offering of
		$1,666,666,667 in
		Class S Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,572,167	0.15%
Net Proceeds Available for Investment	$1,664,094,500	99.85%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D Shares.

		Maximum Offering of
		$1,666,666,667 in
		Class D Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,572,167	0.15%
Net Proceeds Available for Investment	$1,664,094,500	99.85%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I Shares.

		Maximum Offering of
		$1,666,666,667 in
		Class I Shares
Gross Proceeds(1)	$1,666,666,667	100%
Upfront Sales Load(2)	$—	—%
Organization and Offering Expenses(3)	$2,572,167	0.15%
Net Proceeds Available for Investment	$1,664,094,500	99.85%
(1)

We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)

Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares, Class D Shares or Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% for Class D Shares, 3.5% for Class S Shares and a 2.0% for Class I Shares, as a percentage of the net offering price. We will pay the following shareholder servicing and/or distribution fees to the Managing Dealer, subject to FINRA limitations on underwriting compensation on a monthly basis: (a) for Class S Shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S Shares and (b) for Class D Shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. In addition, as set forth in and pursuant to the Managing Dealer Agreement, we will also pay the Managing Dealer certain fees for its services as Managing Dealer, which will be borne by all shareholders of the Fund. See “Plan of Distribution — Underwriting Compensation.” The total amount that will be paid over time as underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares on the earlier to occur of the following: (i) a listing of Class I Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from this offering. In addition, consistent with the exemptive relief that permits the Fund to issue multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that the total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the net offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Shares or Class D Shares.

(3)

The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Some of the statements in this section constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this section involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. As a business development company and a RIC, we are also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. We were formed on May 13, 2022 as a Delaware statutory trust and commenced operations on June 30, 2023.

Our investment objective is to generate current income and capital appreciation by investing primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies. We also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. In addition, we could also invest in liquid credit instruments, including secured floating rate syndicated loans, securitized products and corporate bonds, and we expect that, as a general matter, our portfolio will initially be comprised of a greater percentage of such instruments than it will as our investment program matures, though the exact allocation could vary from time to time depending on market conditions and available investment opportunities. Our portfolio may also include other credit-related investments, including, without limitation, structured and synthetic debt investments and debt investments accompanied by equity securities, preferred equity and, to a limited extent, common equity investments not associated with a debt investment. We intend to achieve our investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle-market companies with over $80.0 billion in capital under management5 as of July 1, 2025, (2) selecting investments within our core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.

Our investment activities are managed by GC Advisors and supervised by our board of trustees of which a majority of the members are independent of us, GC Advisors and its affiliates.

Under the Investment Advisory Agreement, we have agreed to pay GC Advisors an annual base management fee based on the value of our net assets as well as an incentive fee based on our investment performance. Under the Administration Agreement, we are provided with certain administrative services by the Administrator. Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion (subject to the review and approval of our independent trustees) of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement.

Investments

We seek to invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies). If we change our 80% test, we will provide shareholders with at least 60 days’ notice of such change. We expect to make investments that typically have position sizes under 1% of our portfolio, on average. We expect to selectively invest more than 1% of capital in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which could result in larger individual investments when and if our capital base increases. We may invest in companies of any size or capitalization.

5 “Capital under management” is a gross measure of invested capital including leverage as of July 1, 2025.

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which could increase our risk of losing part or all of our investment.

See “Investment Objectives and Strategies” for more information about our investment strategies. Our investments are subject to a number of risks. See “Risk Factors.”

As of June 30, 2025 and September 30, 2024, our portfolio at fair value was comprised of the following:

	As of June 30, 2025		As of September 30, 2024
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$1,802,861	27.0%	$726,380	22.2%
One stop	4,715,601	70.7	2,517,780	77.1
Second lien	31,527	0.5	5,937	0.2
Subordinated debt	13,725	0.2	3,758	0.1
Structured finance note	60,567	0.9	—	—
Equity	46,062	0.7	11,443	0.4
Total	$6,670,343	100.0%	$3,265,298	100.0%

As of September 30, 2024 and 2023, our portfolio at fair value was comprised of the following:

	As of September 30, 2024		As of September 30, 2023
	Investments	Percentage of	Investments	Percentage of
	at Fair Value	Total	at Fair Value	Total
Investment Type	(In thousands)	Investments	(In thousands)	Investments
Senior secured	$726,380	22.2%	$216,911	18.4%
One stop	2,517,780	77.1	961,628	81.6
Second lien	5,937	0.2	—	—
Subordinated debt	3,758	0.1	—	—
Equity	11,443	0.4	94	0.0
Total	$3,265,298	100.0%	$1,178,633	100.0%

*Represents an amount less than 0.1%

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as recurring revenue loans. Other targeted characteristics of recurring revenue businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of June 30, 2025, September 30, 2024 and September 30, 2023, one stop loans included $473.1 million, $257.8 million and $86.5 million, respectively, of recurring revenue loans at fair value.

Senior secured loans include broadly syndicated loans where we do not act as lead arranger, joint lead arranger or co-manager (“BSL loans”). As of June 30, 2025, September 30, 2024 and September 30, 2023, senior secured loans included $1,523.1 million, $667.3 million and $162.4 million, respectively, of BSL loans at fair value.

As of June 30, 2025, September 30, 2024 and September 30, 2023, we had debt and equity investments in 346, 249 and 153 portfolio companies, respectively.

The following table shows the weighted average annualized income yield and weighted average annualized investment income yield of both our earning and total portfolio company investments for the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024:

	Three months ended		Nine months ended
	June 30, 2025	March 31, 2025	June 30, 2025	June 30, 2024
Weighted average income yield(1)*	9.6%	9.7%	9.8%	11.5%
Weighted average investment income yield(2)*	9.8%	10.0%	10.1%	12.0%
Weighted average income yield of total investments(3)*	9.5%	9.7%	9.8%	11.4%
Weighted average investment income yield of total investments(4)*	9.8%	9.9%	10.0%	11.9%

*Annualized for periods less than one year.

(1)

Represents income from interest, fees, interest earned on cash, accrued payment in kind, or PIK, and non-cash dividend income, excluding amortization of capitalized fees and discounts divided by the daily average fair value of earning portfolio company investments, and does not represent a return to any investor in us.

(2)

Represents income from interest, fees, interest earned on cash, accrued PIK and non-cash dividend income and amortization of capitalized fees and discounts, divided by the daily average fair value of earning portfolio company investments, and does not represent a return to any investor in us.

(3)

Represents income from interest, fees, interest earned on cash, accrued PIK and non-cash dividend income, excluding amortization of capitalized fees and discounts, divided by the daily average total fair value of portfolio company investments, and does not represent a return to any investor in us.

(4)

Represents income from interest, fees, interest earned on cash, accrued PIK and non-cash dividend income and amortization of capitalized fees and discounts, divided by the daily average total fair value of portfolio investments, and does not represent a return to any investor in us.

The following table shows the weighted average income yield and weighted average investment income yield of our earning portfolio company investments and the weighted average income yield and weighted average investment income yield of our total portfolio company investments for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023:

		Period from
		June 30, 2023
		(commencement of
	Year ended	operations) to
	September 30, 2024	September 30, 2023
Weighted average income yield(1)*	11.4%	12.1%
Weighted average investment income yield(2)*	11.8%	12.6%
Weighted average income yield of total investments*(3)	11.3%	12.1%
Weighted average investment income yield of total investments*(4)	11.8%	12.6%
*	Amounts for the period from June 30, 2023 (commencement of operations) to September 30, 2023 are annualized.
(1)

Represents income from interest, fees, interest earned on cash, accrued PIK and non-cash dividend income, excluding amortization of capitalized fees and discounts divided by the daily average fair value of earning portfolio company investments, and does not represent a return to any investor in us.

(2)

Represents income from interest, fees, interest earned on cash, accrued PIK and non-cash dividend income and amortization of capitalized fees and discounts, divided by the daily average fair value of earning portfolio company investments, and does not represent a return to any investor in us.

(3)

Represents income from interest, fees, interest earned on cash, accrued PIK and non-cash dividend income, excluding amortization of capitalized fees and discounts, divided by the daily average total fair value of portfolio company investments, and does not represent a return to any investor in us.

(4)

Represents income from interest, fees, interest earned on cash, accrued PIK and non-cash dividend income and amortization of capitalized fees and discounts, divided by the daily average total fair value of portfolio investments, and does not represent a return to any investor in us.

Revenues

We generate revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that we originate or acquire. Our debt investments, whether in the form of senior secured, one stop, second lien or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK, interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date.

In addition, we generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance, administrative agent fees and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. For additional details on revenues, see “Critical Accounting Estimates — Revenue Recognition.” We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investment transactions in the Consolidated Statements of Operations.

Expenses

The Fund’s primary operating expenses include the payment of fees to GC Advisors under the Investment Advisory Agreement and interest expense on our outstanding debt. The Fund bears all other out-of-pocket costs and expenses of our operations and transactions, including:

●	organizational expenses of the Fund;
●	calculating our NAV and net offering price (including the cost and expenses of any independent valuation firm);
●	fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses include, among other items, due diligence reports, appraisal reports, any studies commissioned by GC Advisors and travel and lodging expenses;
●	interest payable on debt, if any, incurred by the Fund to finance its investments and expenses related to unsuccessful portfolio acquisition efforts;
●	offerings of the Common Shares and other securities of the Fund, including any public or private offering of the Common Shares of the Fund;
●	investment advisory fees, including management fees and incentive fees;
●	administration fees and expenses payable under the Administration Agreement (including payments based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the allocable portion of the cost of our chief compliance officer, chief financial officer and their respective staffs);
●	fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments in portfolio companies, including costs associated with meeting financial sponsors;
●	fees payable to transaction/brokerage platforms;
●	subscription processing fees and expenses;
●	reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices;
●	fees incurred by the Fund for transfer agent, dividend agent and custodial fees and expenses;
●	fees and expenses payable under any managing dealer and selected dealer agreements, if any;
●	all costs of registration and listing of the Fund’s securities on any securities exchange, if applicable;
●	U.S. federal and state registration and franchise fees;
●	U.S. federal, state and local taxes;
●	Independent Trustees’ fees and expenses;
●	costs of preparing and filing reports or other documents required by the SEC, state securities regulators or other regulators;
●	costs of any reports, proxy statements or other notices to shareholders, including printing costs;
●	costs associated with individual or group shareholders;
●	costs of registration rights granted to certain investors;
●	costs associated with compliance under the Sarbanes-Oxley Act;
●	our allocable portion of any fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;
●	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;
●	costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Investment Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors;
●	proxy voting expenses; and
●	all other expenses incurred by us or the Administrator in connection with administering our business including payments made under the Administration Agreement based upon the Fund’s allocable portion (subject to the review and approval of the Fund’s independent trustees) of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Fund’s chief compliance officer and chief financial officer and their respective staffs.

We have entered into the Expense Support Agreement with GC Advisors. Under the Expense Support Agreement, GC Advisors may elect to pay certain expenses on our behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any of our interest expense or distribution and/or shareholder servicing fees.

GC Advisors, as collateral manager for our indirect, wholly owned, consolidated subsidiary, the 2023 Issuer, under a collateral management agreement (the “2023 Collateral Management Agreement”), is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2023 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2023 Collateral Management Agreement, the term “collection period” relating to any payment date, refers to the period commencing on the tenth business day prior to the preceding payment date and ending on (but excluding) the tenth business day prior to such payment date.

Prior to the termination of the documents governing the CLO Vehicle’s credit facility (the “CLO Vehicle Credit Facility”), on September 21, 2023, GC Advisors served as collateral manager for GCP SG Warehouse 2022-1, or the CLO Vehicle, under a collateral management agreement, or the (“CLO Vehicle 2023 Collateral Management Agreement”), and was entitled to receive an annual fee in an amount equal to 0.25% of the average principal balance of the portfolio loans held by the CLO Vehicle during the interest period relating to each payment date, which was payable in arrears on each payment date. GC Advisors irrevocably waived all collateral management fees payable under the CLO Vehicle 2023 Collateral Management Agreement through the September 21, 2023 termination.

Collateral management fees were paid directly by the CLO Vehicle and are paid directly by the 2023 Issuer to GC Advisors and are offset against the management fees payable under the Investment Advisory Agreement. The 2023 Issuer, formerly the CLO Vehicle, paid SG Americas Securities, LLC structuring and placement fees for its services in connection with the structuring of the 2023 Debt Securitization and CLO Vehicle Credit Facility. Term debt securitizations are also known as CLOs, and are a form of secured financing incurred by us, which are consolidated by us and subject to our overall asset coverage requirement. The 2023 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2023 Debt Securitization.

We believe that these administrative expenses approximate the amount of ongoing fees and expenses that we would be required to pay in connection with a traditional secured credit facility. Our common shareholders indirectly bear all of these expenses.

Expense Support and Conditional Reimbursement Agreement

The Fund has entered into an Expense Support Agreement with the Investment Adviser. The Investment Adviser may elect to pay certain of our expenses on our behalf, provided that no portion of the payment will be used to pay any of the Fund’s interest expense or distribution and/or shareholder servicing fees. Any Expense Payment that the Investment Adviser has committed to pay must be paid by the Investment Adviser to us in any combination of cash or other immediately available funds no later than 45 days after such commitment was made in writing, and/or offset against amounts due from us to the Investment Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Fund shall pay such Excess Operating Funds, or a portion thereof, to the Investment Adviser until such time as all Expense Payments made by the Investment Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of the Fund’s (i) net investment income calculated in accordance with GAAP, (ii) net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month will be made if: (1) the “Effective Rate of Distributions Per Share” (as defined below) declared by us at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) our “Operating Expense Ratio” (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. Pursuant to the Expense Support Agreement, “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing operating expenses, less organizational and offering expenses, base management and incentive fees owed to Adviser, and interest expense, by our net assets.

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Investment Adviser has waived its right to receive such payment for the applicable month.

Consolidated Results of Operations

Consolidated operating results for the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024 are as follows:

	Three months ended		Variances	Nine months ended		Variances
			June 30,			June 30,
			2025			2025
			vs.			vs.
	June 30,	March 31,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2025	2025	2024	2024
	(In thousands)
Interest income	$132,414	$97,279	$35,135	$315,162	$139,059	$176,103
Payment-in-kind interest income	5,748	4,817	931	15,222	3,772	11,450
Accretion of discounts and amortization of premiums	3,886	3,123	763	9,747	5,722	4,025
Non-cash dividend income	435	108	327	649	—	649
Dividend income	1	—	1	1	—	1
Fee income	696	282	414	1,255	351	904
Total investment income	143,180	105,609	37,571	342,036	148,904	193,132
Net expenses	77,914	55,370	22,544	187,192	74,703	112,489
Net investment income - before tax	65,266	50,239	15,027	154,844	74,201	80,643
Excise tax	—	—	—	—	109	(109)
Net investment income - after tax	65,266	50,239	15,027	154,844	74,092	80,752
Net realized gain (loss) on investment transactions	(1,455)	145	(1,600)	(1,893)	(887)	(1,006)
Net change in unrealized appreciation (depreciation) on investment transactions	14,799	(7,673)	22,472	17,809	6,965	10,844
Net increase in net assets resulting from operations	$78,610	$42,711	$35,899	$170,760	$80,170	$90,590
Average earning debt investments, at fair value	$5,819,334	$4,287,227	$1,532,107	$4,531,197	$1,660,050	$2,871,147
Average earning preferred equity investments, at fair value	$17,654	$3,536	$14,118	$8,204	$—	$8,204

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. In addition, as we have continued to raise and deploy capital, we have experienced significant growth in total assets, total liabilities and net assets. As a result, quarterly and year-to-date comparisons of operating results may not be meaningful.

Consolidated operating results for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023(1) are as follows:

		Period from June 30, 2023
	Year ended	(commencement of operations) to
	September 30, 2024	September 30, 2023

	(In thousands)
Interest income	$214,332	$31,407
Payment-in-kind interest income	6,844	601
Accretion of discounts and amortization of premiums	8,612	1,196
Non-cash dividend income	29	—
Fee income	570	132
Total investment income	230,387	33,336
Net expenses	115,288	16,381
Net investment income - before tax	115,099	16,955
Excise and income tax	109	—
Net investment income - after tax	114,990	16,955
Net realized gain (loss) on investment transactions	(6,457)	1,596
Net change in unrealized appreciation (depreciation) on investment transactions	11,835	(587)
Net realized gain (loss) on sale/extinguishment of debt	1,274	(1,541)
Net increase in net assets resulting from operations	$121,642	$16,423
Average earning portfolio company investments, at fair value	$1,945,690	$1,039,637
Average earning preferred equity investments, at fair value	$275	$—

As we commenced operations on June 30, 2023, no income was earned prior to June 30, 2023. Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. In addition, as we have continued to raise and deploy capital, we have experienced significant growth in total assets, total liabilities and net assets. As a result, quarterly and year-to-date comparisons of operating results may not be meaningful.

Investment Income

Investment income increased from the three months ended March 31, 2025 to the three months ended June 30, 2025 by $37.6 million, primarily due to (i) an increase in interest income due to an increase in the average earning debt investments balance of $1.5 billion and, to a lesser extent, (ii) an increase in non-cash dividend income due to an increase the average earning preferred equity investments balance of $14.1 million and (iii) an increase in discount amortization acceleration and non-recurring amendment and prepayment fees driven by repayments.

Investment income increased from the nine months ended June 30, 2024 to the nine months ended June 30, 2025 by $193.1 million, primarily due to an increase in interest and PIK interest income due to an increase in the average earning debt investments balance of $2.9 billion that was partially offset by declining interest base rates.

The annualized income yield by debt security type for the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024 are as follows:

	Three months ended		Nine months ended
	June 30, 2025	March 31, 2025	June 30, 2025	June 30, 2024
Senior secured	8.2%	8.1%	8.4%	9.8%
One stop	10.0%	10.0%	10.1%	11.6%
Second lien	13.1%	13.2%	13.2%	14.5%
Subordinated debt	11.6%	11.5%	11.4%	14.3%
Structured finance note	8.3%	—%	8.3%	—%

The annualized income yield by debt security type for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023(1) are as follows:

		Period from June 30, 2023
	Year ended	(commencement of operations) to
	September 30, 2024	September 30, 2023
Senior secured	9.7%	11.0%
One stop	11.6%	11.3%
Second lien	14.1%	—%
Subordinated debt	12.4%	—%

The income yield on senior secured loans increased for the three months ended June 30, 2025 as compared to the three months ended March 31, 2025 due to delayed compensation, or the net contractual interest accrued on unsettled BSL loans, accrued for the three months ended June 30, 2025. The income yield on one stop loans remained relatively flat for the three months ended June 30, 2025 as compared to the three months ended March 31, 2025. The income yield on senior secured and one stop loans decreased for nine months ended June 30, 2025 as compared to the nine months ended June 30, 2024 primarily due to declining interest base rates. Our loan portfolio is partially insulated from a drop in floating interest rates as 94.6% of our loan portfolio at fair value as of June 30, 2025 is subject to an interest rate floor. As of June 30, 2025 and September 30, 2024, the weighted average base floor of our loans was 0.59% and 0.67%, respectively.

As of June 30, 2025, we have second lien investments in two portfolio companies and subordinated debt investments in four portfolio companies as shown in the Consolidated Schedule of Investments. Due to the limited number of second lien and subordinated debt investments, income yields on second lien and subordinated debt investments can be significantly impacted by the addition, subtraction or refinancing of one investment.

Our loan portfolio is partially insulated from a drop in floating interest rates as 94.6% and 96.0% of our loan portfolio at fair value as of June 30, 2025 and September 30, 2024, respectively, is subject to an interest rate floor. As of June 30, 2025, September 30, 2024 and September 30, 2023, the weighted average base floor of our loans was 0.59%, 0.67% and 0.73%, respectively.

(1)No comparative variance analysis was performed for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 due to fiscal year 2023 commencing on June 30, 2023, concurrent with our commencement of operations.

Expenses

The following table summarizes our expenses for the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024:

	Three months ended		Variances	Nine months ended		Variances
			June 30,			June 30,
			2025			2025
			vs.			vs.
	June 30,	March 31,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2025	2025	2024	2024
	(In thousands)
Interest expense and other debt financing expenses	$50,336	$35,263	$15,073	$120,481	$45,734	$74,747
Amortization of deferred debt issuance costs	2,131	1,687	444	5,305	1,576	3,729
Base management fee	8,873	7,055	1,818	21,990	9,124	12,866
Income incentive fee	9,604	7,074	2,530	22,505	10,723	11,782
Capital gain incentive fee accrual under GAAP	1,666	(945)	2,611	1,994	693	1,301
Professional fees	3,332	3,553	(221)	9,939	5,041	4,898
Administrative service fee	1,507	1,269	238	3,753	1,213	2,540
General and administrative expenses	163	184	(21)	521	322	199
Distribution and shareholder servicing fees	302	230	72	704	59	645
Expense support	—	—	—	—	(667)	667
Expense support recoupment	—	—	—	—	885	(885)
Net expenses	$77,914	$55,370	$22,544	$187,192	$74,703	$112,489
Average debt outstanding	$3,109,062	$2,124,666	$984,396	$2,321,894	$776,333	$1,545,561

The following table summarizes our expenses for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023(1):

		Period from June 30, 2023
	Year ended	(commencement of operations) to
	September 30, 2024	September 30, 2023
Interest expense and other debt financing expenses	$70,685	$10,637
Amortization of deferred debt issuance costs	2,713	87
Base management fee	14,154	2,049
Income incentive fee, net of waiver	16,592	2,034
Capital gain incentive fee accrual (reversal) under GAAP	757	—
Professional fees	7,587	1,414
Administrative service fee	1,976	212
General and administrative expenses	428	1,205
Distribution and shareholder servicing fees	178	—
Expense support	(667)	(1,257)
Expense support recoupment	885	—
Net expenses	$115,288	$16,381
Average debt outstanding	$926,243	$535,035
(1)

No comparative variance analysis was performed for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 due to fiscal year 2023 commencing on June 30, 2023, concurrent with our commencement of operations.

Incentive Fees

The incentive fee payable under the Investment Advisory Agreement consists of two parts: (1) the income component, or the “Income Incentive Fee,” and (2) the capital gains component, or the “Capital Gain Incentive Fee.”

The Income Incentive Fee increased from the three months ended June 30, 2025 compared to the three months ended March 31, 2025 primarily as a result of an increase in Pre-Incentive Fee Net Investment Income (as defined below) and a greater rate of return on the value of our net assets primarily driven by the increase in the average earning debt investments balance of $1.5 billion. The Income Incentive Fee increased from the nine months ended June 30, 2024 compared to the nine months ended June 30, 2025 primarily as a result of an increase in Pre-Incentive Fee Net Investment Income and a greater rate of return on the value of our net assets primarily driven by the increase in the average earning debt investments balance of $2.9 billion. For each of the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024, and for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, we were fully through the catch-up provision of the Income Incentive Fee calculation and the Income Incentive Fee, as a percentage of Pre-Incentive Fee Net Investment Income Return, was 12.5%. For period from June 30, 2023 (commencement of operations) to September 30, 2023, the Income Incentive Fee irrevocably waived by GC Advisors was $0.3 million.

As of June 30, 2025, September 30, 2024 and September 30, 2023, there was no Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement. In accordance with GAAP, we are required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the Capital Gain Incentive Fee actually payable under the Investment Advisory Agreement. As of June 30, 2025 and September 30, 2024, there was $2.8 million and $0.8 million, respectively, of capital gain incentive fee accrual under GAAP included in management and incentive fees payable on the Consolidated Statements of Financial Condition. As of September 30, 2023, there was no capital gain incentive fee accrual under GAAP included in management and incentive fees payable on the Consolidated Statements of Financial Condition.

For the three months ended June 30, 2025, the accrual of capital gain incentive fee under GAAP of $1.7 million that was primarily due to $13.3 million of net unrealized and realized gains during the period. For the three months ended March 31, 2025, we recorded a reversal of capital gain incentive fee under GAAP of $0.9 million that was primarily due to $7.5 million of net unrealized and realized losses during the period. For the nine months ended June 30, 2025, the accrual of capital gain incentive fee under GAAP of $2.0 million was primarily due to $15.9 million of net unrealized and realized gains recognized during the period. For the nine months ended June 30, 2024, the accrual of capital gain incentive fee under GAAP of $0.7 million was primarily due to $6.1 million of net unrealized and realized gains recognized during the period. For year ended September 30, 2024, the accrual of capital gain incentive fee under GAAP was $0.8 million. There was no accrual of capital gain incentive fee under GAAP for the period from June 30, 2023 (commencement of operations) to September 30, 2023.

Any payment due under the terms of the Investment Advisory Agreement is calculated in arrears at the end of each calendar year. As of June 30, 2025, September 30, 2024 and September 30, 2023, no Capital Gain Incentive Fees have been payable as calculated under the Investment Advisory Agreement.

For additional details on unrealized appreciation and depreciation of investments, refer to the “— Net Realized and Unrealized Gains and Losses” section below.

Administrative Expenses

The Administrator pays for certain expenses incurred by us. These expenses are subsequently reimbursed in cash. Total expenses reimbursed to the Administrator during the three months ended June 30, 2025 and March 31, 2025 were $3.3 million and $3.2 million, respectively. Total expenses reimbursed to the Administrator during the nine months ended June 30, 2025 and 2024 were $9.3 million and $4.1 million, respectively. Total expenses reimbursed to the Administrator during the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 were $5.9 million and $3.4 million, respectively.

As of June 30, 2025, September 30, 2024 and September 30, 2023, included in accounts payable and other liabilities were $4.5 million, $3.8 million and $3.6 million, respectively (which includes $1.0 million, $1.0 million and $1.3 million, respectively, of unreimbursed expense support payments), of expenses paid on behalf of us by the Administrator.

Income Taxes, Including Excise Tax

The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, we are required to meet certain source of income and asset diversification requirements, as well as timely distribute to our shareholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. We have made and intend to continue to make the requisite distributions to our shareholders, which will generally relieve us from U.S. federal income taxes on amounts distributed.

Depending on the level of taxable income earned in a tax year, we may choose to retain taxable income in excess of current year dividend distributions and would generally distribute such taxable income in the next tax year. We could then be required to incur a 4% excise tax on such income. To the extent that we determine that our estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, we accrue excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and nine months ended June 30, 2025 and the three months ended June 30, 2024, the Company did not record any U.S. federal excise tax expense. For the fiscal year ended September 30, 2024, we recorded $0.1 million for U.S. federal excise tax. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, we did not record any U.S. federal excise tax.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations could differ from net investment income and realized gains recognized for financial reporting purposes. Differences could be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. For example, permanent differences in classification could result from the treatment of distributions paid from short-term gains as ordinary income dividends for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Net Realized and Unrealized Gains and Losses

The following table summarizes our net realized and unrealized gains (losses) for the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024:

	Three months ended		Variances	Nine months ended		Variances
			June 30,			June 30,
			2025			2025
			vs.			vs.
	June 30,	March 31,	March 31,	June 30,	June 30,	June 30,
	2025	2025	2025	2025	2024	2024
	(In thousands)
Net realized gain (loss) on investments	$2	$2	$—	$(1)	$(607)	$606
Net realized gain (loss) on foreign currency transactions	(1,457)	143	(1,600)	(1,892)	(280)	(1,612)
Net realized gain (loss) on investment transactions	$(1,455)	$145	$(1,600)	$(1,893)	$(887)	$(1,006)
Unrealized appreciation from investments	$24,376	$9,686	$14,690	$32,037	$17,176	$14,861
Unrealized (depreciation) from investments	(11,153)	(18,119)	6,966	(16,335)	(10,527)	(5,808)
Unrealized appreciation (depreciation) from forward currency contracts	(12,446)	(1,897)	(10,549)	(12,744)	—	(12,744)
Unrealized appreciation (depreciation) on foreign currency translation	14,022	2,657	11,365	14,851	316	14,535
Net change in unrealized appreciation (depreciation) on investment transactions	$14,799	$(7,673)	$22,472	$17,809	$6,965	$10,844

The following table summarizes our net realized and unrealized gains (losses) for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023(1):

		Period from June 30, 2023
	Year ended	(commencement of operations) to
	September 30, 2024	September 30, 2023
Net realized gain (loss) on investments	$(6,629)	$89
Net realized gain (loss) on foreign currency transactions	172	1,507
Net realized gain (loss) on investment transactions	$(6,457)	$1,596
Unrealized appreciation from investments	$20,706	$3,233
Unrealized (depreciation) from investments	(8,984)	(2,541)
Unrealized appreciation (depreciation) on foreign currency translation	113	(1,279)
Net change in unrealized appreciation (depreciation) on investment transactions	$11,835	$(587)
Net realized gain (loss) on sale/extinguishment of debt	$1,274	$(1,541)
(1)

No comparative variance analysis was performed for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 due to fiscal year 2023 commencing on June 30, 2023, concurrent with our commencement of operations.

During the three months ended June 30, 2025, we had a net realized loss of $1.5 million, primarily driven by a net realized loss on the translation of foreign currency amounts and transactions into U.S. dollars. During the three months ended March 31, 2025, we had a net realized gain of $0.1 million primarily driven by a net realized gain on the translation of foreign currency amounts and transactions into U.S. dollars.

During the nine months ended June 30, 2025, we had a net realized loss of $1.9 million primarily driven by a net realized loss on the translation of foreign currency amounts and transactions into U.S. dollars. During the nine months ended June 30, 2024, we had a net realized loss of $0.9 million, primarily driven by realized losses recognized on the sale of BSL loans and realized losses on the translation of foreign currency amounts and transactions into U.S. dollars that were partially offset by net realized gains recognized on the partial sale of BSL loans.

During the year ended September 30, 2024, we had a net realized loss of $6.5 million primarily driven by realized losses recognized on the restructure of a portfolio company investment and $0.6 million of realized losses recognized on the sale of two BSL loans that were partially offset by $0.1 million of net realized gains on the partial sale of BSL loans and $0.2 million of net realized gains recognized on the translation of foreign currency amounts and transactions into U.S. dollars. During the period from June 30, 2023 (commencement of operations) to September 30, 2023, we had a net realized gain of $1.6 million primarily driven by the translation of foreign currency amounts and transactions into U.S. dollars.

For the three months ended June 30, 2025, we had $24.4 million in unrealized appreciation on 206 portfolio company investments, which was offset by $11.2 million in unrealized depreciation on 161 portfolio company investments. For the three months ended March 31, 2025, we had $9.7 million in unrealized appreciation on 67 portfolio company investments, which was offset by $18.1 million in unrealized depreciation on 254 portfolio company investments. For the nine months ended June 30, 2025, we had $32.0 million in unrealized appreciation on 233 portfolio company investments, which was offset by $16.3 million in unrealized depreciation on 134 portfolio company investments. For the nine months ended June 30, 2024, we had $17.2 million in unrealized appreciation on 177 portfolio company investments, which was offset by $10.5 million in unrealized depreciation on 66 portfolio company investments.

Unrealized appreciation for the three months ended June 30, 2025 primarily resulted from our BSL portfolio that benefited from opportunistic secondary purchases in April 2025 and the subsequent rise in market pricing during May and June 2025. Unrealized appreciation for the three months ended March 31, 2025 primarily resulted from fair valuing recent originations up to or near par and solid borrower credit trends across our portfolio. Unrealized appreciation for the nine months ended June 30, 2025 primarily resulted from the rise in market prices of our BSL portfolio and fair valuing recent originations up to or near par. Unrealized appreciation for the nine months ended June 30, 2024 primarily resulted from fair valuing recent originations up to or near par and an increase in fair value due to the rise in market prices of portfolio company investments.

Unrealized depreciation for the three months ended June 30, 2025 primarily resulted from amortization of discounts on originated loans during the year and a modest decrease in market prices of certain portfolio company investments. Unrealized depreciation for the three months ended March 31, 2025 primarily resulted from amortization of discounts on originated loans during the year and a modest decrease in market prices of certain portfolio company investments. Unrealized depreciation for the nine months ended June 30, 2025 primarily resulted from amortization of discounts on originated loans during the year, isolated deterioration in the credit performance of certain portfolio companies and a modest decrease in market prices of certain portfolio company investments. Unrealized depreciation for the nine months ended June 30, 2024 primarily resulted from isolated deterioration in the credit performance of a portfolio company that was moved to non-accrual status and decreases in the market prices of certain portfolio company investments.

For the year ended September 30, 2024, we had $20.7 million in unrealized appreciation on 177 portfolio company investments, which was offset by $9.0 million in unrealized depreciation on 97 portfolio company investments. Unrealized appreciation for the year ended September 30, 2024 primarily resulted from fair valuing recent originations up to or near par and an increase in fair value due to the rise in market prices of portfolio company investments. Unrealized depreciation for the year ended September 30, 2024 primarily resulted from amortization of discounts on originated loans during the year and a modest decrease in market prices of certain portfolio company investments.

For the period from June 30, 2023 (commencement of operations) to September 30, 2023, we had $3.2 million in unrealized appreciation on 76 portfolio company investments, which was offset by $2.5 million in unrealized depreciation on 79 portfolio company investments. Unrealized appreciation for the period from June 30, 2023 (commencement of operations) to September 30, 2023 primarily resulted from fair valuing recent originations up to or near par and an increase in fair value due to the rise in market prices of portfolio company investments. Unrealized depreciation for the period from June 30, 2023 (commencement of operations) to September 30, 2023 primarily resulted from the amortization of discounts during the fiscal year on recently originated loans.

For the year ended September 30, 2024, we had a realized gain on the sale of debt of $1.3 million, which represents the gain on sale of the previously retained Class A-2 CLO Notes to a third party. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, we had a realized loss on extinguishment of debt of $1.5 million, which represents the unamortized discount on the notes issued under the CLO Vehicle Credit Facility at termination.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are generated primarily from the proceeds of the Private Offering, the net proceeds of our continuous offering of Common Shares, cash flows from interest, dividends and fees earned from our investments and principal repayments, and our credit facilities. The primary uses of our cash are (1) investments in portfolio companies and other investments to comply with certain portfolio diversification requirements, (2) the cost of operations (including paying our Investment Adviser and Administrator or its affiliates), (3) debt service of any borrowings and (4) cash distributions to the holders of our shares.

For the nine months ended June 30, 2025, we experienced a net decrease in cash and cash equivalents, foreign currencies and restricted cash and cash equivalents of $85.7 million. During the period, cash used in operating activities was $3,248.0 million, primarily as a result of purchases and fundings of portfolio investments of $3,688.2 million, partially offset by proceeds from principal payments and sales of portfolio investments of $368.7 million. During the same period, cash provided by financing activities was $3,162.3 million, primarily driven by borrowings on debt of $4,121.2 million and proceeds from the issuance of common shares of $1,283.3 million, that were partially offset by repayments of debt of $2,110.7 million and distributions paid of $99.3 million.

For the nine months ended June 30, 2024, we experienced a net increase in cash and cash equivalents, foreign currencies and restricted cash and cash equivalents of $68.5 million. During the period, cash used in operating activities was $1,333.8 million, primarily as a result of purchases and fundings of portfolio investments of $1,593.5 million, partially offset by proceeds from principal payments and sales of portfolio investments of $282.8 million. During the same period, cash provided by financing activities was $1,402.3 million, primarily driven by borrowings on debt of $1,518.9 million and proceeds from the issuance of common shares of $707.7 million, that were partially offset by repayments of debt of $763.7 million and distributions paid of $50.5 million.

As of June 30, 2025 and September 30, 2024, we had cash and cash equivalents of $71.6 million and $170.6 million, respectively. In addition, as of June 30, 2025 and September 30, 2024, we had foreign currencies of $4.8 million and $2.6 million, respectively, and restricted cash and cash equivalents of $27.3 million and $16.4 million, respectively. Cash and cash equivalents and foreign currencies are available to fund new investments, pay operating expenses and pay distributions. Restricted cash and cash equivalents can be used to pay principal and interest on borrowings and to fund new investments that meet the guidelines under our debt securitizations or credit facilities, as applicable.

For the year ended September 30, 2024, we experienced a net increase in cash and cash equivalents, foreign currencies and restricted cash and cash equivalents of $138.4 million. During the period, cash used in operating activities was $1,812.0 million, primarily as a result of purchases and fundings of portfolio investments of $2,450.0 million, partially offset by proceeds from principal payments and sales of portfolio investments of $397.8 million. During the same period, cash provided by financing activities was $1,950.4 million, primarily driven by borrowings on debt of $2,507.2 million and proceeds from the issuance of Common Shares of $1,045.8 million, that were partially offset by repayments of debt of $1,507.2 million and distributions paid of $76.5 million.

For the period from June 30, 2023 (commencement of operations) to September 30, 2023, we experienced a net increase in cash and cash equivalents, foreign currencies and restricted cash and cash equivalents of $51.3 million. During the period, cash used in operating activities was $1,154.1 million, primarily as a result of purchases and fundings of portfolio investments of $1,200.5 million, partially offset by proceeds from principal payments of $22.8 million. During the same period, cash provided by financing activities was $1,205.4 million, primarily driven by borrowings on debt of $1,117.4 million and proceeds from the issuance of Common Shares of $650.3 million, that were partially offset by repayments of debt of $544.3 million and distributions paid of $7.9 million.

As of September 30, 2024 and 2023, we had cash and cash equivalents of $170.6 million and $35.0 million, respectively. In addition, as of September 30, 2024 and 2023, we had foreign currencies of $2.6 million and $0.9 million, respectively, and restricted cash and cash equivalents of $16.4 million and $14.8 million, respectively. Cash and cash equivalents and foreign currencies are available to fund new investments, pay operating expenses and pay distributions. Restricted cash and cash equivalents can be used to pay principal and interest on borrowings and to fund new investments that meet the guidelines under our debt securitizations or credit facilities, as applicable.

Net Worth of Sponsors

The NASAA, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”), requires that our affiliates and Investment Adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. In accordance with these requirements, our Investment Adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines. The Investment Adviser or one of its affiliates manages other business development companies, including GBDC, whose financial statements and other information can be found at www.sec.gov.

Revolving Debt Facilities

BANA Credit Facility: On May 9, 2025, we entered into the BANA Credit Facility, which, as of June 30, 2025, allowed us to borrow up to $500.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of June 30, 2025, we had outstanding debt under the BANA Credit Facility of $269.0 million. As of June 30, 2025, subject to leverage and borrowing base restrictions, we had approximately $231.0 million of remaining commitments and $16.0 million of availability on the BANA Credit Facility.

SMBC Credit Facility: On September 6, 2023, we entered into the SMBC Credit Facility, which, as of June 30, 2025, allowed us to borrow up to $2,478.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of June 30, 2025 and September 30, 2024, we had outstanding debt under the SMBC Credit Facility of $1,465.9 million and $223.9 million, respectively. As of June 30, 2025 and September 30, 2024, subject to leverage and borrowing base restrictions, we had $1,012.1 million and $891.1 million, respectively, of remaining commitments and $1,011.5 million and $677.2 million, respectively, of availability on the SMBC Credit Facility.

Adviser Revolver: On July 3, 2023, we entered into the Adviser Revolver (as defined in Note 3 of our consolidated financial statements) with GC Advisors. As of June 30, 2025, we were permitted to borrow up to $300.0 million at any one time outstanding under the Adviser Revolver. We entered into the Adviser Revolver in order to have the ability to borrow funds on a short-term basis and generally intend to repay borrowings under the Adviser Revolver within 30 to 45 days from which they are drawn. As of June 30, 2025, we had outstanding debt of $26.0 million under the Adviser Revolver. As of September 30, 2024, we had no amount outstanding under the Adviser Revolver.

Debt Securitizations

2023 Debt Securitization: On September 21, 2023, we completed the 2023 Debt Securitization. On September 9, 2024, we sold the previously retained Class A-2 Notes to a third party. The Class A-1 and Class A-2 Notes are included in the June 30, 2025 and September 30, 2024 Consolidated Statements of Financial Condition as our debt. The Subordinated 2023 Notes were eliminated in consolidation. As of June 30, 2025 and September 30, 2024, we had outstanding debt under the 2023 Debt Securitization of $433.0 million and $432.9 million, respectively.

Notes Offerings

2027 Notes: On May 22, 2024, we entered into a master note purchase agreement governing the issuance of the 2027 Notes. Each of the 2027 Tranche A Notes, 2027 Tranche B Notes and 2027 Tranche C Notes remained outstanding as our debt as of June 30, 2025 and September 30, 2024. On May 8, 2024, we entered into interest rate swaps on the 2027 Tranche A Notes pursuant to which we agreed to (i) receive a fixed interest rate of 7.12% and pay a floating interest rate of three-month secured overnight financing rate (the “Term SOFR”) plus 2.5975% on the first $225.0 million of the 2027 Tranche A Notes and (ii) receive a fixed interest rate of 7.12% and pay a floating interest rate of three-month Term SOFR plus 2.644% on the second $75.0 million of the 2027 Tranche A Notes. The interest rate swaps are designated as effective hedge accounting instruments. The carrying value of the 2027 Notes is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship.

2028 Notes: On July 23, 2025, we completed an offering of $500.0 million aggregate principal amount of our 5.450% notes due 2028 (the “2028 Notes”). The 2028 Notes will mature on August 15, 2028 and may be redeemed in whole or in part at our option at any time or from time to time at the applicable redemption price. The 2028 Notes bear interest at a rate of 5.450% per year payable semi-annually on February 15 and August 15 of each year, commencing on February 15, 2026. The 2028 Notes are our general unsecured obligations that rank senior in right of payment to all our future indebtedness that is expressly subordinated in right of payment to the 2028 Notes. On July 16, 2025, we entered into an interest rate swap agreement on the 2028 Notes with SMBC as counterparty. Under the terms of the agreement with SMBC, we (i) receive a fixed interest rate of 5.45% and (ii) pay SMBC a floating interest rate of three-month SOFR plus 1.834% on the $500.0 million of 2028 Notes. The Fund designated this interest rate swap as a qualifying fair value hedge accounting relationship.

2029 Notes: On September 12, 2024, we issued $500.0 million in aggregate principal amount of the 2029 Notes, all of which remained outstanding as our debt as of June 30, 2025 and September 30, 2024. On September 5, 2024, we entered into interest rate swaps on the 2029 Notes pursuant to which we agreed to (i) receive a fixed interest rate of 6.046% and pay a floating interest rate of three-month Term SOFR plus 2.7875% on the first $350.0 million of the 2029 Notes and (ii) receive a fixed interest rate of 6.046% and pay a floating interest rate of three-month Term SOFR plus 2.770% on the second $150.0 million of the 2029 Notes. The interest rate swaps are designated as effective hedge accounting instruments. The carrying value of the 2029 Notes is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship.

2030 Notes: On February 24, 2025, we issued $500.0 million in aggregate principal amount of 5.875% notes due 2030 (“2030 Notes”), all of which remained outstanding as our debt as of June 30, 2025. On February 19, 2025, we entered into interest rate swaps on the 2030 Notes pursuant to which we agreed to (i) receive a fixed interest rate of 5.875% and pay a floating interest rate of SOFR plus 1.727% on the first $350.0 million of the 2030 Notes and (ii) receive a fixed interest rate of 5.875% and pay a floating interest rate of SOFR plus 1.745% on the second $150.0 million of the 2030 Notes. The interest rate swaps are designated as effective hedge accounting instruments. The carrying value of the 2030 Notes is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship.

Asset Coverage, Contractual Obligations, Off-Balance Sheet Arrangements and Other Liquidity Considerations

In accordance with the 1940 Act, with certain limited exceptions, we are currently allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On May 17, 2023, our sole shareholder approved the application of the reduced asset coverage requirements of Section 61(a)(2) of the 1940 Act and declined an offer by us to repurchase all our outstanding Common Shares. As a result of such approval, effective as of May 18, 2023, our asset coverage requirement was reduced from 200% to 150%, or a have a debt to equity ratio of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement under the 1940 Act. We currently intend to target a GAAP debt-to-equity ratio between 0.85x to 1.25x. As of June 30, 2025, our asset coverage for borrowed amounts and GAAP debt-to-equity ratio was 182.5% and 1.21x, respectively and our GAAP debt-to-equity ratio, net, which reduces total debt by cash and cash equivalents, foreign currencies and restricted cash held for partial repayment on notes of certain of our securitization vehicles past their reinvestment period term (if any) was 1.18x as of June 30, 2025.

As of June 30, 2025 and September 30, 2024, we had outstanding commitments to fund investments totaling $1,475.0 million and $676.6 million, respectively. As of June 30, 2025, total commitments included $380.3 million of unfunded commitments on revolvers. There is no guarantee that these amounts will be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of June 30, 2025, subject to the terms of each loan’s respective credit agreement. A summary of maturity requirements for our principal borrowings as of June 30, 2025 is included in Note 7 of our consolidated financial statements. We did not have any other material contractual payment obligations as of June 30, 2025. As of June 30, 2025, we believe that we had sufficient assets and liquidity to adequately cover future obligations under our unfunded commitments based on the cash balances that we maintain, availability under our SMBC Credit Facility, BANA Credit Facility and Adviser Revolver, ongoing principal repayments on debt investment assets.

In addition, we have entered and, in the future, may again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. Refer to “Index to Consolidated Financial Statements—Note 5. Derivatives” for outstanding derivatives as of June 30, 2025 and September 30, 2024. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against us, we may not achieve the anticipated benefits of the derivative instruments and could realize a loss. We minimize market risk through monitoring its investments and borrowings.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future securities offerings and future borrowings, to the extent permitted by the 1940 Act, we cannot assure you that our efforts to raise capital will be successful. In addition, from time to time, we can amend, refinance, or enter into new leverage facilities and securitization financings, to the extent permitted by applicable law. In addition to capital not being available, it also could not be available on favorable terms. To the extent we are not able to raise capital on what we believe are favorable terms, we will focus on optimizing returns by investing capital generated from repayments into new investments we believe are attractive from a risk/reward perspective. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we could receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and have, in the past, received such smaller allocations under similar circumstances.

Portfolio Composition, Investment Activity and Yield

As of June 30, 2025, September 30, 2024 and September 30, 2023, we had investments in 346, 249 and 153 portfolio companies, respectively, with a total fair value of $6,670.3 million, $3,265.3 million and $1,178.6 million, respectively.

The following table shows the asset mix of our new investment commitments for the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024:

	Three months ended				Nine months ended
	June 30, 2025		March 31, 2025		June 30, 2025		June 30, 2024
	(In thousands)	Percentage	(In thousands)	Percentage	(In thousands)	Percentage	(In thousands)	Percentage
Senior secured	$638,855	30.8%	$431,839	32.2%	$1,240,050	27.3%	$489,785	23.5%
One stop	1,339,468	64.5	902,029	67.4	3,166,067	69.8	1,586,360	76.1
Second lien	—	—	—	—	22,696	0.5	5,730	0.3
Subordinated debt	11,849	0.6	—	—	11,849	0.3	100	0.0 *
Structured finance note	60,425	2.9	—	—	60,425	1.3	—	—
Equity	25,729	1.2	5,425	0.4	34,685	0.8	2,372	0.1
Total new investment commitments	$2,076,326	100.0%	$1,339,293	100.0%	$4,535,772	100.0%	$2,084,347	100.0%

*Represents an amount less than 0.1%

The following table shows the asset mix of our new investment commitments for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023:

			Period from June 30, 2023
	Year ended		(commencement of operations) to
	September 30, 2024		September 30, 2023
	New Commitments		New Commitments
	(In thousands)	Percentage	(In thousands)	Percentage
Senior secured	$775,884	24.8%	$220,092	17.7%
One stop	2,333,151	74.6	1,020,647	82.3
Second lien	5,730	0.2	—	—
Subordinated debt	3,677	0.1	—	—
Equity	10,131	0.3	94	0.0 *
Total new investment commitments	$3,128,573	100.0%	$1,240,833	100.0%

*Represents an amount less than 0.1%

For the nine months ended June 30, 2025, we had approximately $368.7 million in proceeds from principal payments and sales of portfolio investments.

For the nine months ended June 30, 2024, we had approximately $282.8 million in proceeds from principal payments and sales of portfolio investments.

For the year ended September 30, 2024, we had approximately $397.8 million in proceeds from principal payments and sales of portfolio investments.

For the period from June 30, 2023 (commencement of operations) to September 30, 2023, we had approximately $22.8 million in proceeds from principal payments.

The following table shows the principal, amortized cost and fair value of our portfolio of investments by asset class as of June 30, 2025 and September 30, 2024:

	As of June 30, 2025(1)			As of September 30, 2024(2)
		Amortized	Fair		Amortized	Fair
	Principal	Cost	Value	Principal	Cost	Value
	(In thousands)			(In thousands)
Senior secured	$1,805,172	$1,800,004	$1,802,861	$728,440	$727,390	$726,380
One stop	4,741,376	4,650,373	4,715,601	2,538,097	2,498,133	2,517,780
Second lien	31,527	31,294	31,527	5,937	5,895	5,937
Subordinated debt	13,815	13,218	13,725	3,794	3,651	3,758
Structured finance note	60,425	60,384	60,567	—	—	—
Equity	N/A	44,815	46,062	N/A	11,355	11,443
Total	$6,652,315	$6,600,088	$6,670,343	$3,276,268	$3,246,424	$3,265,298
(1)

As of June 30, 2025, $722.6 million and $727.4 million of our loans at amortized cost and fair value, respectively, included a feature permitting a portion of interest due on such loan to be PIK interest.

(2)

As of September 30, 2024, $383.9 million and $384.9 million of our loans at amortized cost and fair value, respectively, included a feature permitting a portion of interest due on such loan to be PIK interest.

The following table shows the principal, amortized cost and fair value of our portfolio of investments by asset class as of September 30, 2024 and 2023:

	As of September 30, 2024(1)			As of September 30, 2023(2)
		Amortized	Fair		Amortized	Fair
	Principal	Cost	Value	Principal	Cost	Value

	(In thousands)			(In thousands)
Senior secured	$728,440	$727,390	$726,380	$218,131	$216,997	$216,911
One stop	2,538,097	2,498,133	2,517,780	977,668	962,485	961,628
Second lien	5,937	5,895	5,937	—	—	—
Subordinated debt	3,794	3,651	3,758	—	—	—
Equity	N/A	11,355	11,443	N/A	94	94
Total	$3,276,268	$3,246,424	$3,265,298	$1,195,799	$1,179,576	$1,178,633
(1)

As of September 30, 2024, $383.9 million and $384.9 million of our loans at amortized cost and fair value, respectively, included a feature permitting a portion of interest due on such loan to be PIK interest.

(2)

As of September 30, 2023, $55.4 million and $55.7 million of our loans at amortized cost and fair value, respectively, included a feature permitting a portion of interest due on such loan to be PIK interest.

As of June 30, 2025, September 30, 2024 and September 30, 2023, we had no loans on non-accrual status. As of June 30, 2025, September 30, 2024 and September 30, 2023, the fair value of our debt investments as a percentage of the outstanding principal value was 99.6%, 99.3% and 98.6% respectively.

The following table shows the weighted average rate, spread over the applicable base rate of floating rate investments and fees of middle-market (“MM”) investments originated and weighted average rate of sales and payoffs of portfolio companies during the three months ended June 30, 2025 and March 31, 2025 and the nine months ended June 30, 2025 and 2024:

	Three months ended		Nine months ended
	June 30, 2025	March 31, 2025	June 30, 2025	June 30, 2024
Weighted average rate of new MM investment fundings	9.1%	9.7%	9.3%	10.8%
Weighted average spread over the applicable base rate of new floating rate MM investment fundings	5.1%	5.4%	5.1%	5.6%
Weighted average fees of new MM investment fundings	0.6%	0.8%	0.7%	1.0%
Weighted average rate of sales and payoffs of portfolio investments	9.2%	9.0%	9.6%	9.4%

The following table shows the weighted average rate, spread over the applicable base rate of floating rate and fees of MM investments originated and the weighted average rate of sales and payoffs of portfolio companies during the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023:

		Period from June 30, 2023
	Year ended	(commencement of operations) to
	September 30, 2024	September 30, 2023
Weighted average rate of new MM investment fundings	9.9%	11.0%
Weighted average spread over the applicable base rate of new floating rate MM investment fundings	4.8%	5.6%
Weighted average fees of new MM investment fundings	1.0%	1.8%
Weighted average rate of sales and payoffs of portfolio investments	9.7%	9.0%

As of June 30, 2025, 94.8% and 94.6% of our debt portfolio at amortized cost and fair value, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2024, 96.1% and 96.0% of our debt portfolio at amortized cost and at fair value, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2023, 97.1% of our debt portfolio at both amortized cost and at fair value had interest rate floors that limit the minimum applicable interest rates on such loans.

As of June 30, 2025, September 30, 2024 and September 30, 2023, the portfolio median5 earnings before interest, taxes, depreciation and amortization, or EBITDA, for our portfolio companies was $85.7 million, $75.5 million and $73.6 million, respectively. The portfolio median EBITDA is based on the most recently reported trailing twelve-month EBITDA received from the portfolio company.

5 The portfolio median EBITDA is based on our portfolio of debt investments and excludes (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue loans, broadly syndicated loans and structured finance notes and (iii) portfolio companies with any loans on non-accrual status.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ internal performance ratings:

Internal Performance Ratings

Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3

Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.

2

Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments could be past due (but generally not more than 180 days past due).

1

Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors and our board of trustees review these internal performance ratings on a quarterly basis.

The following table shows the distribution of our investments on the 1 to 5 internal performance rating scale at fair value as of June 30, 2025 and September 30, 2024:

	As of June 30, 2025			As of September 30, 2024
	Investments		Percentage of	Investments	Percentage of
	at Fair Value		Total	at Fair Value	Total
Internal Performance Rating	(In thousands)		Investments	(In thousands)	Investments
5	$68,585		1.0%	$10,543	0.3%
4	6,495,348		97.4	3,169,294	97.1
3	106,410		1.6	85,461	2.6
2	0	*	0.0 ˄	—	—
1	—		—	—	—
Total	$6,670,343		100.0%	$3,265,298	100.0%

*Represents an amount less than $1.

˄Represents an amount less than 0.1%.

The table below details the fair value of our debt investments as a percentage of the outstanding principal value by internal performance rating held as of June 30, 2025 and September 30, 2024.

	Average Price(1)
Category	As of June 30, 2025	As of September 30, 2024
Internal Performance Ratings 4 and (Performing At or Above Expectations)	99.7%	99.5%
Internal Performance Rating 3 (Performing Below Expectations)	91.4	91.7
Internal Performance Ratings 1 and 2 (Performing Materially Below Expectations)	—	—
Total	99.6%	99.3%
(1)

Includes only debt investments held as of June 30, 2025 and September 30, 2024. Value reflects the fair value of debt investments as a percentage of the outstanding principal value by Internal Performance Rating category.

The following table shows the distribution of our investments on the 1 to 5 internal performance rating scale at fair value as of September 30, 2024 and 2023:

	As of September 30, 2024		As of September 30, 2023
	Investments	Percentage of	Investments	Percentage of
	at Fair Value	Total	at Fair Value	Total
Internal Performance Rating	(In thousands)	Investments	(In thousands)	Investments
5	$10,543	0.3%	$3,427	0.3%
4	3,169,294	97.1	1,152,235	97.8
3	85,461	2.6	22,971	1.9
2	—	—	—	—
1	—	—	—	—
Total	$3,265,298	100.0%	$1,178,633	100.0%

The table below details the weighted average price of our debt investments by internal performance rating held as of September 30, 2024 and 2023.

	Weighted Average Price(1)
Category	As of September 30, 2024	As of September 30, 2023
Internal Performance Ratings 4 and 5 (Performing At or Above Expectations)	99.5%	98.6%
Internal Performance Rating 3 (Performing Below Expectations)	91.7	97.1
Internal Performance Ratings 1 and 2 (Performing Materially Below Expectations)	—	—
Total	99.3%	98.6%
(1)	Includes only debt investments held as of September 30, 2024 and 2023. Value reflects weighted average fair value of debt investments as a percentage of principal by Internal Performance Rating category.

Distributions

We intend to make periodic regular and special distributions to our shareholders as determined by our board of trustees. As a result, our distribution rates and payment frequency may vary from time to time and are not guaranteed. There is no assurance we will pay distributions in any particular amount, if at all. For additional details on distributions, see “Index to Consolidated Financial Statements — Note 2. Significant Accounting Policies and Recent Accounting Updates.”

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of our distributions from time to time. In addition, the asset coverage requirements applicable to us as a business development company under the 1940 Act could limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we will suffer adverse U.S. federal income tax consequences, including the possible loss of our ability to be subject to tax as a RIC. We cannot assure shareholders that they will receive any distributions.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations can differ from net investment income and realized gains recognized for financial reporting purposes. Differences are permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. For example, permanent differences in classification result from the treatment of distributions paid from short-term gains as ordinary income dividends for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

To the extent our taxable earnings fall below the total amount of our distributions for any tax year, a portion of those distributions could be deemed a return of capital to our shareholders for U.S. federal income tax purposes. Thus, the source of a distribution to our shareholders could be the original capital invested by the shareholder rather than our income or gains. Shareholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” distribution reinvestment plan for our common shareholders. As a result, if we declare a distribution, our shareholders’ cash distributions will be automatically reinvested in additional Common Shares unless a shareholder specifically “opts out” of our distribution reinvestment plan. If a shareholder opts out, that shareholder will receive cash distributions. Although distributions paid in the form of additional Common Shares will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, shareholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

Related Party Transactions

●	We have entered into a number of business relationships with affiliated or related parties, including the following:
●	We entered into the Investment Advisory Agreement with GC Advisors. Mr. David Golub, our chief executive officer, is a manager of GC Advisors and owns an indirect pecuniary interest in GC Advisors.
●	Golub Capital LLC provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement.
●	We have entered into a license agreement with Golub Capital LLC, pursuant to which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”
●	Under the Staffing Agreement, Golub Capital LLC has agreed to provide GC Advisors with the resources necessary to fulfill its obligations under the Investment Advisory Agreement. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and provide access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee will serve in such capacity. Services under the Staffing Agreement are provided on a direct cost reimbursement basis. We are not a party to the Staffing Agreement.

●	We have entered into the Expense Support Agreement with GC Advisors pursuant to which GC Advisors may elect to pay certain expenses on our behalf, provided that no portion of the payment will be used to pay any interest or any of our distribution and/or shareholder servicing fees.
●	GC Advisors serves as collateral manager to the 2023 Issuer under the 2023 Collateral Management Agreement. Fees payable to GC Advisors for providing these services offset against the base management fee payable by us under the Investment Advisory Agreement.
●	On July 3, 2023, we entered into the Adviser Revolver with GC Advisors in order to have the ability to borrow funds on a short-term basis. Through a series of amendments on December 19, 2023, March 21, 2024 and June 21, 2024, we amended the Adviser Revolver to increase the borrowing capacity from $50.0 million to $300.0 million.
●	On April 27, 2023, an affiliate of GC Advisors purchased 2,000 shares of our Class F Shares of beneficial interest at $25.00 per share.
●	On July 1, 2023, we entered into the Share Purchase and Sale Agreement, with GCP HS Fund, GCP CLO Holdings Sub LP, and GC Advisors, in which we acquired all of the assets and liabilities (“Seed Assets”) of the CLO Vehicle through the purchase of 100% of the beneficial interests in and 100% of the subordinated notes issued by the CLO Vehicle. The Seed Assets consisted of loans to 80 borrowers, cash and other assets.
●	On May 1, 2024, an affiliate of the Investment Adviser indirectly purchased $9.9 million of Class I Shares through its ownership of a feeder vehicle.
●	On March 1, 2025, an affiliate of the Investment Adviser indirectly purchased $6.6 million of Class I Shares through its ownership of a feeder vehicle.
●	GC Advisors also sponsors or manages, and expects in the future to sponsor or manage, other investment funds, accounts or investment vehicles (together referred to as “accounts”) that have investment mandates that are similar, in whole and in part, with ours. For example, GC Advisors presently serves as the investment adviser to Golub Capital BDC, Inc., or GBDC, a publicly-traded business development company (Nasdaq: GBDC), Golub Capital Direct Lending Corporation, or GDLC, Golub Capital Direct Lending Unlevered Corporation, or GDLCU, and Golub Capital BDC 4, Inc., or GBDC 4, which are business development companies that primarily focus on investing in one stop and other senior secured loans. In addition, our officers and trustees serve in similar capacities for GBDC, GDLC, GDLCU and GBDC 4. If GC Advisors and its affiliates determine that an investment is appropriate for us, GBDC, GDLC, GDLCU, GBDC 4 and other accounts, depending on the availability of such investment and other appropriate factors, and pursuant to GC Advisors’ allocation policy, GC Advisors or its affiliates could determine that we should invest side-by-side with one or more other accounts.
●	We do not intend to make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with GC Advisors’ allocation procedures.
●	In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, trustees and employees. Our officers and trustees also remain subject to the duties imposed by both the 1940 Act and Delaware law.

Critical Accounting Estimates

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting estimates.

Fair Value Measurements

The Valuation Designee is responsible for determining the fair value of our portfolio investments, subject to the oversight of the Board of Trustees. The Valuation Designee values investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and the Valuation Designee will value these portfolio investments at fair value as determined in good faith, subject to oversight by our board of trustees, under our valuation policy and process.

In accordance with Rule 2a-5 under the 1940 Act, our board of trustees has designated GC Advisors to be the Valuation Designee for the Fund. GC Advisors is responsible for determining the fair value of our portfolio investments, subject to the oversight of the board of trustees.

Valuation methods include comparisons of the portfolio companies to peer companies that are public, determination of the enterprise value of a portfolio company, discounted cash flow analysis and a market interest rate approach. The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Valuation Designee will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments can differ significantly from the values that would have been used had a readily available market value existed for such investments and differ materially from values that are ultimately received or settled.

Our Valuation Designee is responsible for determining, in good faith, the fair value of investments that are not publicly-traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments that are not publicly-traded or whose market price is not otherwise (a) readily available or (b) provided via a third-party pricing service or other quote, our Valuation Designee undertakes a multi-step valuation process each quarter, as described below:

Our quarterly valuation process begins with each portfolio investment being initially valued by professionals of GC Advisors responsible for the valuation function. Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors. At least every other quarter, the valuation for each portfolio investment, subject to a de minimis threshold, is reviewed by an independent valuation firm. The Valuation Designee discusses valuations and determines the fair value of each portfolio investment in good faith.

Determination of fair values involves subjective judgments and estimates. Under current accounting standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

The Valuation Designee’s fair value methodology is conducted in accordance with the fair value principles established by ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis, currently undertaken by the Valuation Designee includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

●Level 1:Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
●Level 2:Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.
●Level 3:Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and could require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value could fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Valuation Designee’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Valuation Designee considers factors specific to the asset or liability. The Valuation Designee assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. During the nine months ended June 30, 2025 and the year ended September 30, 2024, certain debt investments with a fair value of $8.0 million and $6.5 million, respectively, transferred from Level 2 to Level 3 of the fair value hierarchy and certain debt investments with a fair value of $22.9 million and $5.0 million, respectively, transferred from Level 3 to Level 2 of the fair value hierarchy. The transfers into or out of Level 3 were primarily due to decreased or increased transparency of the observable prices. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy during the period from June 30, 2023 (commencement of operations) to September 30, 2023. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Valuation of Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value based on unobservable inputs significant to their fair value as determined in good faith by the Valuation Designee, and may be based on input of the Valuation Designee’s personnel (which may involve the use of a third-party pricing service or quote) and independent valuation firms that have been engaged by or at the direction of the Valuation Designee to assist in the valuation at least every other quarter of each non-de minimis portfolio investment in accordance with the Company’s valuation policies, including for those that do not have a readily available market quotation or are not valued via a third-party pricing service or other quote. This valuation process is conducted at the end of each fiscal quarter, with each portfolio investment being reviewed at least every other quarter (subject to a de minimis threshold) with approximately 50% (based on the fair value of portfolio company investments) of our valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm.

As of June 30, 2025, $1,319.4 million and $5,350.9 million of investments were valued using Level 2 inputs and Level 3 inputs, respectively. As of September 30, 2024, $615.7 million and $2,649.6 million of investments were valued using Level 2 inputs and Level 3 inputs, respectively. As of September 30, 2023, $139.9 million and $1,038.7 million of investments were valued using Level 2 inputs and Level 3 inputs, respectively. As of June 30, 2025 and September 30, 2024, all interest rate swaps were valued using Level 2 inputs. As of June 30, 2025, September 30, 2024 and September 30, 2023, all money market funds included in cash and cash equivalents and restricted cash and restricted cash equivalents were valued using Level 1 inputs. As of June 30, 2025, all forward currency contracts were valued using Level 2 inputs.

When determining fair value of Level 3 portfolio investments, the Valuation Designee may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly-traded securities, and changes in the interest rate environment and the credit markets generally that could affect the price at which similar investments could be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. A portfolio company’s EBITDA could include pro-forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Valuation Designee will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Valuation Designee uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Valuation Designee could base its valuation on indicative bid and ask prices provided by an independent third party pricing service or directly from brokers. Bid prices reflect the highest price that we and others could be willing to pay. Ask prices represent the lowest price that we and others could be willing to accept. The Valuation Designee generally uses the midpoint of the bid/ask range as our best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments could differ significantly from the values that would have been used had a market existed for such investments and could differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly-traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which such investment had previously been recorded.

Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

In connection with each sale of our Common Shares, we make a determination that we are not selling Common Shares at a price below the then-current net asset value per share of Common Shares at the time at which the sale is made or otherwise in violation of the 1940 Act. GC Advisors will consider the following factors, among others, in making such determination:

●	The net asset value of our Common Shares disclosed in the most recent periodic report filed with the SEC;
●	Its assessment of whether any change in the net asset value per share of our Common Shares has occurred (including through the realization of gains on the sale of portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our Common Shares and ending on the date on which the offering price for such month is determined; and
●	The magnitude of the difference between the sale price of the shares of commons shares and management’s assessment of any change in the net asset value per share of our Common Shares during the period discussed above.

Valuation of Other Financial Assets and Liabilities

The fair value of the 2029 Notes and 2030 Notes are based on vendor pricing received by the Fund, which is considered a Level 2 input. The fair value of our remaining debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

Revenue Recognition

Our revenue recognition policies are as follows:

Investments and Related Investment Income: Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Original issue discount, market discount or premium and certain loan origination or amendment fees that are deemed to be an adjustment to yield (“Loan Origination Fees”) are capitalized and we accrete or amortize such amounts over the life of the loan as interest income (“Discount Amortization”). For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, we could generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, administrative agent fees, consulting fees and prepayment premiums on loans that are not deemed to be an adjustment to yield and record these fees as fee income when earned. Loan Origination Fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts as interest income. We record prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. We have certain preferred equity securities in our portfolio that contain a PIK dividend provision that are accrued and recorded as income at the contractual rates, if deemed collectible. The accrued PIK and non-cash dividends are capitalized to the cost basis of the preferred equity security and are generally collected when redeemed by the issuer. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies. Distributions received from limited liability company, or LLC, and limited partnership, or LP, investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, we will not record distributions from equity LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

We account for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in fair value of investments from the prior period that is measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investment transactions in our Consolidated Statements of Operations and fluctuations arising from the translation of foreign exchange rates on investments in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

Non-accrual loans: Loans may be left on accrual status during the period we are pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. We generally reverse accrued interest when a loan is placed on non-accrual. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. We restore non-accrual loans to accrual status when past due principal and interest are paid and, in our management’s judgment, are likely to remain current. As of June 30, 2025, September 30, 2024 and September 30, 2023, we had no portfolio company investments on non-accrual status.

Quantitative and Qualitative Disclosures About Market Risk

A rise in the general level of interest rates typically will lead to higher interest rates applicable to our debt investments, which could result in an increase in the amount of incentive fees payable to GC Advisors. In addition, a decline in the prices of the debt we own could adversely affect our NAV. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our Common Shares.

We plan to invest primarily in illiquid debt securities of private companies. We will value investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our Valuation Designee, subject to oversight by our Board of Trustees, in accordance with our valuation policy and process. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the investments we hold. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments could fluctuate from period to period, if we were to sell or liquidate a portfolio investment, including, for example, in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it. See “Determination of Net Asset Value and Share Price.”

We are subject to financial market risks, including changes in interest rates. Many of the loans in our portfolio have floating interest rates, and we expect that our loans in the future could also have floating interest rates. These loans are usually based on floating SOFR or another base rate and typically have interest rate reset provisions that adjust applicable interest rates under such loans to current market rates on a daily, monthly, quarterly, semi-annual or annual basis. The loans that are subject to floating SOFR or another base rate are also typically subject to a minimum base rate, or floor, that we charge on our loans if the current market rates are below the respective floors. As of June 30, 2025, September 30, 2024 and September 30, 2023, the weighted average floor on loans subject to floating interest rates was 0.59%, 0.67% and 0.73%, respectively. The SMBC Credit Facility has a floating interest rate provision primarily based on an applicable base rate (as defined in Note 7 of our consolidated financial statements), the BANA Credit Facility has a floating rate applicable to the currency of such borrowing, the Adviser Revolver has a floating interest rate provision equal to the short-term Applicable Federal Rate, the Class A-1 Notes and Class A-2 Notes issued in connection with the 2023 Debt Securitization have floating rate interest provisions based on three-month term SOFR and the 2027 Tranche B Notes and 2027 Tranche C Notes have floating rate interest provisions based on SOFR and EURIBOR, respectively. We have entered into two interest rate swaps on the 2027 Tranche A Notes which have floating rate provisions based on three-month SOFR plus a spread of 2.5975% and three-month SOFR plus a spread of 2.644%. We have entered into two interest rate swaps on the 2029 Notes which have floating rate provisions based on three-month SOFR plus a spread of 2.7875% and three-month SOFR plus a spread of 2.770%. We have entered into two interest rate swaps on the 2030 Notes which have floating rate provisions based on SOFR plus a spread of 1.727% and SOFR plus a spread of 1.745%. We expect that other credit facilities into which we enter in the future could have floating interest rate provisions.

Assuming that the unaudited interim Consolidated Statement of Financial Condition as of June 30, 2025 were to remain constant and that we took no actions to alter interest rate sensitivity as of such date, the following table shows the annualized impact of hypothetical base rate changes in interest rates:

			Net increase
	Increase (decrease) in	Increase (decrease) in	(decrease) in
Change in interest rates	interest income(1)	interest expense	investment income

	(In thousands)
Down 200 basis points	$(131,660)	$(72,419)	$(59,241)
Down 150 basis points	(99,030)	(54,314)	(44,716)
Down 100 basis points	(66,196)	(36,210)	(29,986)
Down 50 basis points	(33,109)	(18,105)	(15,004)
Up 50 basis points	33,109	18,105	15,004
Up 100 basis points	66,218	36,210	30,008
Up 150 basis points	99,327	54,314	45,013
Up 200 basis points	132,436	72,419	60,017
(1)	Assumes applicable three-month base rate as of June 30, 2025, with the exception of SONIA and Prime that utilize the June 30, 2025 rate.

Although we believe that this analysis is indicative of our sensitivity to interest rate changes as of June 30, 2025, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowings under the SMBC Credit Facility, the BANA Credit Facility, the Adviser Revolver, the 2023 Debt Securitization, or other borrowings, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurances that actual results would not differ materially from the analysis above.

We have and, in the future, could hedge against interest rate fluctuations by using standard hedging instruments such as interest rate swaps, futures, options and forward contracts to the limited extent permitted under the 1940 Act and applicable commodities laws. While hedging activities could insulate us against adverse changes in interest rates, they could also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

MANAGING DEALER AGREEMENT

We have entered into a Managing Dealer Agreement with the Managing Dealer, pursuant to which the Managing Dealer has agreed to, among other things, manage our relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of our Class I Shares, Class D Shares and Class S Shares, which we refer to as “participating brokers,” and financial advisors. The Managing Dealer also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of this offering, our investment strategies, material aspects of our operations and subscription procedures. As set forth in and pursuant to the Managing Dealer Agreement, we pay the Managing Dealer certain fees, including, a $35,000 engagement fee that was paid upon the effective date of this offering, a $250,000 fixed managing dealer fee that was paid for the first 15 months of this offering in five equal quarterly installments following effectiveness of this offering and a two basis point variable managing dealer fee that is payable quarterly in arrears on any new capital raised in this offering following the expiration of the initial 15-month period of this offering. Such fees will be borne by all shareholders of the Fund. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

INVESTMENT OBJECTIVES AND STRATEGIES

We were formed on May 13, 2022, as a Delaware statutory trust. We have elected to be regulated as a BDC under the 1940 Act. In addition, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

We were organized to make investments and generate current income and capital appreciation by investing primarily in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle-market in the form of one stop and other senior secured loans. GC Advisors structures these one stop loans as senior secured loans, and we obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. In many cases, we are the sole lender or we, together with our affiliates, are the sole lenders of one stop loans, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediating any underperformance.

Our investment objective is to generate current income and capital appreciation by investing primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies. We will seek to meet our investment objective by:

●	accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle-market companies with over $80.0 billion in capital under management[6] as of July 1, 2025;
●	selecting liquid and illiquid credit investments of U.S. companies, and to a lesser extent, non-U.S. companies, in the middle-market;
●	partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past;
●	implementing the disciplined underwriting standards of Golub Capital; and
●	drawing upon the aggregate experience and resources of Golub Capital.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) directly or indirectly in private credit investments (loans, bonds and other credit and related instruments that are issued in private offerings or issued by private companies).

Under normal circumstances, we expect that the majority of our portfolio will be directly or indirectly invested in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle-market in the form of one stop and other senior secured loans. We will also selectively invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) of private companies. We may also invest in liquid credit instruments, including secured floating rate syndicated loans (e.g. broadly syndicated loans), securitized products and corporate bonds, and our portfolio may, but will not necessarily, initially be comprised of a greater percentage of such instruments than it will as our investment program matures, though the exact allocation may vary from time to time depending on market conditions and available investment opportunities. Our portfolio may also include other credit-related investments, including, without limitation, structured and synthetic debt investments and debt investments accompanied by equity securities, preferred equity and, to a limited extent, common equity investments not associated with a debt investment.

6 “Capital under management” is a gross measure of invested capital including leverage as of July 1, 2025.

Under normal conditions, we expect to make investments that typically have position sizes under 1% of our portfolio, on average. We expect to selectively invest more than 1% of capital in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which may result in larger individual investments when and if our capital base increases. We may invest in companies of any size or capitalization.

We primarily invest in U.S. middle-market companies and, to the extent we invest in foreign companies, we intend to do so in accordance with the limits of the 1940 Act applicable to business development companies and only in jurisdictions, in our view, with established legal frameworks and a history of respecting creditors rights as well as investment grade sovereign credit ratings, which generally includes countries that are members of the OECD such as the United Kingdom, countries that are members of the European Union, as well as Canada, Australia and Japan, among others. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other funds affiliated with Golub Capital. From time to time, we may co-invest with other funds affiliated with Golub Capital. See “Regulation.”

We generally invest in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of our debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which could increase our risk of losing part or all of our investment.

We intend to finance our investments with borrowed money. The amount of leverage that we employ will depend on GC Advisors’ and our board of trustees’ assessment of market and other factors at the time of any proposed borrowing. While we intend to target a leverage ratio of 0.85x to 1.25x debt-to-equity, this limitation will not prevent us from incurring additional leverage or otherwise exceeding such leverage ratio to the full extent permissible under the 1940 Act, including during periods when we are experiencing unusual market volatility or other unexpected conditions. We could issue senior debt securities to banks, insurance companies and other lenders, and/or issue unsecured debt or notes through one or more wholly-owned CLOs and/or enter into reverse repurchase agreements or similar transactions. Under the terms of our Declaration of Trust, the board of trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act.

In addition, investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest could have limited financial resources and could be unable to meet their obligations under their debt securities that we hold.

We have entered and, in the future could again engage in hedging transactions to the limited extent such transactions are permitted under the 1940 Act and applicable commodities laws. We have and could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign securities, we could use instruments such as forward contracts or currency options in currencies selected to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. We could also, for example, borrow under a credit facility in currencies selected to minimize our foreign currency exposure. There can be no assurance any hedging strategy we employ will be successful.

Our investments are subject to a number of risks. See “Risk Factors.”

Our Investment Adviser and Administrator

Our investment activities are managed by our Investment Adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. Under our Investment Advisory Agreement, or the Investment Advisory Agreement, with GC Advisors, we pay GC Advisors a base management fee and an incentive fee for its services.

GC Advisors is an affiliate of Golub Capital and pursuant to the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As our investment adviser, GC Advisors is obligated to allocate investment opportunities among us and its other clients fairly and equitably over time in accordance with its allocation policy. See “Potential Conflicts of Interest” below. However, there can be no assurance that such opportunities will be allocated to us fairly or equitably over any given time period. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

Golub Capital LLC, our Administrator and an affiliate of GC Advisors, provides the administrative services necessary for us to operate. See “Investment Advisory Agreement and Administration Agreement — Administration Agreement” for a discussion of the fees and expenses (subject to the review and approval of our Independent Trustees) we are required to reimburse to the Administrator.

About Golub Capital

Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of July 1, 2025, Golub Capital has over $80.0 billion of capital under management.7 Since its inception, Golub Capital has closed deals with over 410 middle-market sponsors and repeat transactions with over 280 sponsors.

Golub Capital’s middle-market lending group is managed by an eight-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. As of June 30, 2025, Golub Capital had more than 230 investment professionals supported by more than 800 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, investor relations, information technology and office management.

Market Opportunity

We continue to pursue an investment strategy focused on investing primarily in newly originated first lien, senior secured, floating rate loans in U.S. middle-market companies in industries that we believe are resistant to recession. We find the middle-market attractive for the following reasons:

Target Market. We believe that small and middle-market companies in the United States with annual revenues between $10 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and we believe that this market segment will continue to produce significant investment opportunities for us. We continue to focus our portfolio on borrowers in what we believe are recession resistant industries that are insulated from the effects of economic disruptions.

Specialized Lending Requirements. We believe that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of our management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) also requires more extensive ongoing monitoring by the lender.

Demand for Debt Capital. We believe there is a large pool of committed but uninvested private equity capital for middle-market companies. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as us.

7 “Capital under management” is a gross measure of invested capital including leverage as of July 1, 2025.

Competition from Bank Lenders. We believe that many traditional bank lenders to middle-market businesses have either exited or de-emphasized their service and product offerings in the middle-market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

Market Environment: We believe middle-market investments are likely to excel in uncertain market environments and that these investments have historically generated premium yields with more desirable structures for lenders as compared to large corporate loans.8 In addition, we believe the recent credit market dislocation will accelerate the market share shift toward well-positioned larger platforms. On the other hand, we believe that there has been increased competition for direct lending to middle-market businesses, which would be expected to result in less favorable pricing terms for our potential investments. If we match our competitors’ pricing, terms and structure, we would expect to experience decreased net interest income, lower yields and increased risk of credit loss. However, we believe that Golub Capital’s scale, product suite, entrenched relationships and strong market position will continue to allow us to find investment opportunities with attractive risk-adjusted returns.

8 Standard & Poor’s “High-End Middle-Market Lending Review Q3 2023” — New-issue first-lien yield-to-maturity. Middle-Market loans have, on average, generated higher yields in comparison to large corporate loans based on data starting in January 2000.

Golub Capital Strengths

Deep, Experienced Management Team. We are managed by GC Advisors, which, as of June 30, 2025, has access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 1,000 employees, led by Lawrence E. Golub, and our president and chief executive officer, David B. Golub. As of June 30, 2025, Golub Capital’s more than 230 investment professionals had an average of 13 years of investment experience and were supported by more than 800 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, investor relations, information technology and office management. GC Advisors also manages (i) GBDC; (ii) GDLC; (iii) GBDC 4; and (iv) GDLCU, each of which has elected to be regulated as a business development company and, in the case of GBDC, whose shares of common stock are publicly-traded on the Nasdaq Global Select Market, have investment mandates similar to ours, and primarily focus on investing in one stop and other senior secured loans. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow. GC Advisors gives us access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been a top three Traditional Middle-Market Bookrunner each year from 2008 through Q2 2025 for senior secured loans of up to $500.0 million for leveraged buyouts based on number of deals completed according to LSEG and internal data. We believe this market position makes Golub Capital the first choice lender to many sponsors. Since its inception, Golub Capital has closed deals with over 410 middle-market sponsors and repeat transactions with over 280 sponsors. We believe that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market, allowing it to be highly selective in the transactions it pursues.

Disciplined Investment and Underwriting Process. GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants. We expect that GC Advisors will continue to select borrowers whose businesses will retain significant value, even in a depressed market or a distressed sale. GC Advisors intends to reduce risk further by focusing on repeat transactions with proven, successful sponsors. While emphasizing thorough credit analysis, GC Advisors intends to maintain strong relationships with sponsors by offering rapid initial feedback from senior investment professionals on each investment opportunity.

Regimented Credit Monitoring. Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints. If necessary, GC Advisors can assume the role of deal sponsor in a work-out situation and has extensive restructuring experience, both in and out of bankruptcy. GC Advisors believes in the need to prepare for possible negative contingencies in order to address them promptly should they arise.

Concentrated Middle-Market Focus. Because of our focus on the middle-market, we understand the following general characteristics of middle-market lending:

●	middle-market companies are generally less leveraged than large companies and, we believe, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;
●	middle-market issuers are more likely to have simple capital structures;
●	carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and
●	middle-market lenders can undertake thorough due diligence investigations prior to investment.

Investment Criteria/Guidelines

Our investment objective is to generate current income and capital appreciation by investing primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies. We seek to generate strong risk-adjusted net returns by assembling a portfolio of investments across a broad range of industries and private equity sponsors.

We primarily target U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. We seek to have a portfolio of first-lien, senior secured loans to borrowers focused on a number of sectors and industries that we believe have shown resilience during economic disruptions and are likely to show resilience in future recessionary periods, including, for example, software and technology companies as well as business, financial and healthcare services among others. We also make opportunistic loans to independently owned and publicly held middle-market companies. We seek to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

●	annual EBITDA of less than $150.0 million;
●	sustainable leading positions in their respective markets;
●	scalable revenues and operating cash flow;
●	experienced management teams with successful track records;
●	insulation from the effects of economic disruptions;
●	stable, predictable cash flows with low technology and market risks;
●	a substantial equity cushion in the form of capital ranking junior to our investment provided by a middle-market private equity sponsor;
●	low capital expenditures requirements;
●	a North American base of operations;
●	strong customer relationships;
●	products, services or distribution channels having distinctive competitive advantages;
●	defensible niche strategy or other barriers to entry; and
●	demonstrated growth strategies.

While we believe that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.

Investment Process Overview

We view our investment process as consisting of four distinct phases described below:

Origination. GC Advisors sources investment opportunities through access to a network of over 30,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. The investment professionals of Golub Capital have a long and successful track record investing in companies across many industry sectors. Collectively, these investment professionals have completed investments in over 2,700 loans/transactions at Golub Capital. Golub Capital’s investments have been made in the following industries, among others: healthcare, restaurant and retail, software, digital and technology services, specialty manufacturing, business services, consumer products and services, food and beverages, aerospace and defense and value-added distribution.

Golub Capital has principal lending offices in Chicago, New York, London and San Francisco. Each of Golub Capital’s originators maintains long-standing customer relationships and is responsible for covering a specified target market. We believe those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which we believe enables GC Advisors to be highly selective in recommending investments to us.

Underwriting. We utilize the systematic, consistent approach to underwriting developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to our investment and (3) a conclusion that overall “downside” risk is manageable. While the size of this equity cushion will vary over time and across industries, the equity cushion generally sought by GC Advisors today is between 35% and 45% of total portfolio capitalization. We generally focus on the criteria developed by Golub Capital for evaluating prospective portfolio companies, which uses a combination of analyses, including (1) fundamental analysis of a business’s financial statements, health, management, competitive advantages, competitors and markets; (2) analysis of opportunities in a given market based upon fluctuations due to seasonal, financial and economic factors; (3) quantitative analysis of the relative risk-return characteristics of investments and a comparison of yields between asset classes and other indicators; and (4) analysis of proprietary and secondary models. In evaluating a particular company, we put more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of our loan divided by the enterprise value of the company in which we are investing), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. Based upon a combination of bottom-up analysis of the individual investment and GC Advisors’ expectations of future market conditions, GC Advisors seeks to assess the relative risk and reward for each investment. GC Advisors seeks to mitigate the risks of a single company or single industry through portfolio diversification. GC Advisors also considers environmental, social and governance considerations in the investment decision-making process, in accordance with its ESG policy, including analysis of the likelihood of material ESG-related risk based on the industry and industry subsector of the potential portfolio company, with further diligence and analysis based on this categorization as well as other factors identified during diligence. ESG related risks can include, among others, issues related to environmental impact and climate change, anti - discrimination and anti - harassment, data privacy and security, social and labor conditions and ethics and compliance. Although GC Advisors typically avoids investing in portfolio companies in industries that tend to raise ESG related risks, GC Advisors would not necessarily pass on such investment opportunities solely for ESG reasons. Golub Capital’s due diligence process for middle-market credits will typically entail:

●	a thorough review of historical and pro forma financial information;
●	on-site visits;
●	interviews with management and employees;
●	a review of loan documents and material contracts;
●	third-party “quality of earnings” accounting due diligence;
●	when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, customers, suppliers, products and services and competitors; and
●	the commission of third-party market studies when appropriate.

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:

ILLUSTRATIVE DEAL EVALUATION PROCESS

Execution. In executing transactions for us, GC Advisors utilizes the due diligence process developed by Golub Capital. Through a consistent approach to underwriting and careful attention to the details of execution, Golub Capital seeks to maintain discipline with respect to credit, pricing, and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a final memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee, it moves through a series of steps generally, including initial documentation using standard document templates, final documentation, including resolution of business points and the execution of original documents held in escrow. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.

Monitoring. We view active portfolio monitoring as a vital part of our investment process. We consider board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to our performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used by GC Advisors as a tool to assess investment performance relative to our plan. In addition, our portfolio companies often rely on GC Advisors to provide them with financial and capital markets expertise.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in our industry or used by our competitors. It is based on the following categories, which we refer to as GC Advisors’ internal performance ratings:

Internal Performance Ratings

Rating	Definition
5	Involves the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3

Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower could be out of compliance with debt covenants; however, loan payments are generally not past due.

2

Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments could be past due (but generally not more than 180 days past due).

1

Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered.

Our internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of our investments.

For any investment rated 1, 2 or 3, GC Advisors increases its monitoring intensity and prepares regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.

GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in our portfolio. In connection with our valuation process, GC Advisors and our board of trustees review these internal performance ratings on a quarterly basis.

Investment Committee

The purpose of GC Advisors’ investment committee, which is comprised of officers of GC Advisors, is to evaluate and approve all of our investments, subject to the oversight of our board of trustees. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements. Investment teams and investment committees responsible for an area of investment may include investment professionals and senior management from among one or more of the Investment Adviser and its affiliates.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. Each investment opportunity generally receives the unanimous approval of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.

Broadly Syndicated Loans Investment Team

GC Advisors’ broadly syndicated loans investment team (“BSL Team”) is generally responsible for managing the Fund’s broadly syndicated loans where Golub Capital does not act as lead arranger, joint lead arranger or co-manager (“BSLs”). The Fund’s BSL investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.

Investment Structure

Once GC Advisors determines that a prospective portfolio company is suitable for investment, GC Advisors typically works with the private equity sponsor, if applicable, the management of that company and its other capital providers to structure our investment. GC Advisors negotiates with these parties to agree on how our investment should be structured relative to other capital in the portfolio company’s capital structure.

GC Advisors structures our investments, which typically have maturities of three to seven years, as follows:

Senior Secured Loans. GC Advisors structures these investments as senior secured loans. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of our senior secured loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. Our senior secured loans often provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity. Our senior secured loans may include a payment in kind (“PIK”) feature.

One Stop Loans. GC Advisors structures our one stop loans as senior secured loans. A one stop loan is a single loan that blends the characteristics of traditional first lien senior secured debt and traditional junior debt. The structure generally combines the stronger lender protections associated with senior debt with the superior economics of junior capital. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral often takes the form of first-priority liens on the assets of the portfolio company. In some cases, one stop loans are provided to borrowers experiencing high revenue growth supported by a high level of discretionary expenditures. As part of the underwriting of such loans and consistent with industry practice, we adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses if appropriate. One stop loans typically provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity. Our one stop loans may include a PIK feature. One stop loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. In many cases, we are the sole lender or we, together with our affiliates, are the sole lenders of a one stop loan, which can afford us additional influence over the borrower in terms of monitoring and, if necessary, remediating any underperformance.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. We refer to loans to these companies as recurring revenue loans. Other targeted characteristics of recurring revenue businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, we adjust our characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate.

Second Lien Loans. GC Advisors structures these investments as subordinated, secured loans for which our claims on the related collateral are subordinated. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral typically takes the form of second priority liens on the assets of a portfolio company. Second lien loans typically provide for minimal loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity.

Subordinated Loans. GC Advisors structures these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates and provide us with significant current interest income. These loans typically require interest-only payments (often representing a combination of cash pay and PIK interest) in the early years, with all or the majority of amortization of principal deferred until loan maturity. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Second lien loans and subordinated loans are generally more volatile than first lien, senior secured loans and involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan. Subordinated loans are more likely to include a PIK feature.

Equity Investments. GC Advisors structures these investments as direct or indirect minority equity co-investments in a portfolio company, usually on terms similar to the controlling private equity sponsor and in connection with our loan to such portfolio company. As a result, if a portfolio company appreciates in value, we can achieve additional investment return from these equity co-investments. GC Advisors can structure these equity co-investments to include provisions protecting our rights as a minority-interest holder, which could include a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events or demand and “piggyback” registration rights. However, because these equity co-investments will typically be in private companies, there is no guarantee that we, as a minority-interest holder, will control the timing or value of our realization of any gains on such investments.

Our equity co-investments will typically include customary “tag-along” and/or “drag-along” rights that will permit or require us to participate in a sale of such equity co-investments at such time as the majority owners, not GC Advisors, determine.

GC Advisors tailors the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. GC Advisors seeks to limit the downside potential of our investments by:

●	selecting investments that we believe have a very low probability of loss;
●	requiring a total return on our investments that we believe will compensate us appropriately for credit risk; and
●	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions could include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

We expect to hold most of our investments to maturity or repayment, but we may sell some of our investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.

Investments

We seek to create a portfolio that includes primarily one stop and other senior secured loans by investing in the securities of middle-market companies. We invest primarily in first lien, senior secured loans in middle-market companies in industries that we believe are recession resistant. In addition, we seek to have a portfolio of first-lien, senior secured loans to borrowers focused on a number of sectors and industries that we believe have shown resilience during economic disruptions and are likely to show resilience in future recessionary periods, including, for example, software and technology companies as well as business, financial and healthcare services among others. We expect to selectively invest more than 1% of capital in some of our portfolio companies and generally expect that the size of our individual investments will vary proportionately with the size of our capital base, particularly during the period prior to raising sufficient capital, which could result in larger individual investments when and if our capital base increases. We may invest in companies of any size or capitalization.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Administrator or an affiliate of the Administrator provides such managerial assistance on our behalf to portfolio companies that request this assistance. We could receive fees for these services and reimburse the Administrator or an affiliate of the Administrator, as applicable, for its allocated costs in providing such assistance, subject to the review and approval by our board of trustees, including our Independent Trustees.

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, we believe some competitors have access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or to the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our treatment as a RIC.

We use the expertise of the investment professionals of Golub Capital and its affiliates to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the senior members of Golub Capital and its affiliates enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we invest. See “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Temporary Investments

Pending investments in other types of qualifying assets, as described above, our investments could consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that could be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would generally not meet the diversification tests described in Section 851(b)(3) of the Code in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by GC Advisors. Our business and affairs are managed under the direction of our board of trustees. We have a chief executive officer, chief financial officer, chief operating officer, chief compliance officer, managing directors and an associate director, and to the extent necessary, our board of trustees can elect to appoint additional officers going forward. Our officers are officers and/or employees of Golub Capital LLC, an affiliate of GC Advisors, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs is paid by us pursuant to the administration agreement, or the Administration Agreement, with the Administrator. See “Investment Advisory Agreement and Administration Agreement — Administration Agreement.”

SENIOR SECURITIES

Additional information about our senior securities is included in “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 11. Senior Securities” of our audited financial statements for the fiscal year ended September 30, 2024 included herein.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2025, for each portfolio company in which the Fund had an investment. Other than our equity investments, our only formal relationships with our portfolio companies are the managerial assistance that we may provide upon request and the board observer or participation rights we may receive in connection with our investment. In general, under the 1940 Act, we would “control” a portfolio company if we owned, directly or indirectly, more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned, directly or indirectly, five percent or more of its voting securities. As of June 30, 2025, we do not have any portfolio companies that we are deemed to “control,” as defined in the 1940 Act. As of June 30, 2025, we were an “affiliated person”, as defined in the 1940 Act, of no portfolio companies. The loans in our current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates.

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Accelya Lux Finco S.A.R.L.	Avda Diagonal 567, 3rd Floor	Barcelona 08029, Spain	Airlines	One stop*(8)(18)(22)	SF + 6.00%(h)	10.40%	12/2026	$1,586	—
Acquia, Inc.	53 State St, 10th Floor	Boston, MA 02109	IT Services	One stop˄	SF + 7.00%(h)	11.41%	10/2026	9,956	—
Acrisure, LLC	5664 Prairie Creek Dr SE	Caledonia, MI 49316	Insurance	Senior secured˄(23)	SF + 3.00%(g)	7.33%	11/2030	19,811	—
Aegion Corporation	580 Goddard Avenue	Chesterfield, MO 63005	Water Utilities	Senior secured˄#(23)	SF + 3.00%(g)	7.33%	05/2028	9,126	—
				Senior secured#(23)	SF + 3.00%	N/A	05/2028	2	—
Agiliti Health, Inc.	501 NE 122nd St, Ste D	Oklahoma City, OK 73114	Healthcare Providers & Services	Senior secured˄(23)	SF + 3.00%(h)(i)	7.24%	05/2030	9,604	—
AGL CLO 20 Ltd.	2nd Floor, Sir Walter Raleigh House, 48—50 Esplanade	St. Helier, JE2 3QB Jersey	Specialized Finance	Structured Finance Note(8)(19)(23)(24)	SF + 4.45%(h)	8.72%	10/2037	1,504	—
AHP Health Partners, Inc.	1 Burton Hills Blvd, Suite 250	Nashville, TN 37215	Healthcare Providers & Services	Senior secured˄(8)(23)	SF + 2.75%(g)	7.08%	08/2028	2,855	—
AI Titan Parent, Inc.	4601 Six Forks Rd, Suite 220	Raleigh, NC 27609	Machinery	One stop˄	SF + 4.50%(g)	8.83%	08/2031	9,302	—
				One stop˄(5)	SF + 4.50%	N/A	08/2031	—	—
				One stop˄(5)	SF + 4.50%	N/A	08/2031	—	—
AMBA Buyer, Inc.	6034 W Courtyard Dr, Suite 300	Austin, TX 78730	Insurance	One stop*	SF + 5.25%(h)	9.65%	07/2027	7,700	—
				One stop*	SF + 5.25%(h)	9.65%	07/2027	3,497	—
				One stop*	SF + 5.25%(h)	9.65%	07/2027	3,087	—
Amberfield Acquisition Co.	3527 Snead Dr	Georgetown, TX 78626	Healthcare Technology	One stop˄	SF + 5.50%(h)	9.80%	05/2030	54	—
				One stop˄(5)	SF + 5.50%	N/A	05/2030	—	—
				One stop*	SF + 5.50%(h)	9.80%	05/2030	2,180	—
				LLC units	N/A	N/A	N/A	456	0.4%
Anaplan, Inc.	1450 Brickell Ave, Suite 3040	Miami, FL 33131	Software	One stop˄	SF + 4.50%(h)	8.83%	06/2029	9,950	—
Any Hour, LLC	1374 130 S	Orem, UT 84058	Diversified Consumer Services	One stop˄	SF + 5.25%(h)	9.55%	05/2030	808	—
				One stop˄(22)	N/A	13.00% PIK	05/2031	4,910	—
				One stop˄	SF + 5.25%(h)	9.54%	05/2030	2,221	—
				One stop˄	SF + 5.25%(h)	9.55%	05/2030	28,539	—
AOT Packaging Products Acquisitionco, LLC	6 CityPlace Dr, STE 1000	St. Louis, MO 63141	Containers & Packaging	Senior secured˄#(23)	SF + 3.25%(g)	7.69%	03/2028	6,174	—
AP Adhesives Holdings, LLC	6035 Baker Rd	Minnetonka, MN 55345	Chemicals	One stop˄(5)	SF + 4.75%	N/A	04/2032	(92)	—
				One stop˄	SF + 4.75%(g)	9.07%	04/2031	321	—
				One stop˄	SF + 4.75%(h)	8.80%	04/2032	54,791	—
Apex Group Treasury, LLC	Floor 2, Irish Life Centre, Block 5, Abbey Street Lower	Dublin, Ireland D01 V5Y2	Diversified Financial Services	Senior secured˄(8)(10)(23)	SF + 3.50%(g)	7.82%	02/2032	10,923	—
Apex Service Partners, LLC	401 E Jackson St, Suite 3300	Tampa, FL 33602	Diversified Consumer Services	One stop˄	SF + 5.00%(h)	9.31%	10/2030	13,262	—
				One stop˄	SF + 5.00%(h)	9.33%	10/2030	4,269	—
				One stop˄(5)	SF + 5.00%	N/A	10/2029	—	—
				One stop*˄	SF + 5.00%(h)	9.33%	10/2030	17,934	—
				One stop˄	SF + 5.00%(h)	9.28%	10/2030	7,685	—
				One stop˄	SF + 5.00%(h)	9.31%	10/2030	9,349	—
Apidos CLO LIII	IFC 1 The Esplanade	St. Helier, JE1 4BP Jersey	Specialized Finance	Structured Finance Note(8)(20)(24)	SF + 3.50%(h)	7.78%	07/2038	2,032	—
				Structured Finance Note(8)(20)(24)	SF + 4.80%(h)	9.08%	07/2038	2,384	—
Appfire Technologies, LLC	1500 District Ave	Burlington, MA 01803	Software	One stop*	SF + 5.00%(h)	9.30%	03/2028	10,000	—
				One stop˄(5)	SF + 5.00%	N/A	03/2028	(225)	—
Apttus Corporation	1400 Fashion Island Blvd, Suite 200	San Mateo, CA 94404	Software	Senior secured˄(23)	SF + 3.50%(h)	7.78%	05/2028	16,529	—
AQA Acquisition Holding, Inc.	450 Artisan Way	Somerville, MA 02145	Software	Senior secured˄(23)	SF + 4.00%(h)	8.28%	03/2028	25,754	—
Arch Global CCT Holdings Corp.	2600 S Telegraph Rd, Suite 180	Bloomfield Hills, MI 48302	Industrial Conglomerates	Senior secured*	SF + 4.75%(h)	9.15%	04/2026	6,606	—
				Senior secured*	SF + 4.75%(h)	9.15%	04/2026	4,294	—
Arnott, LLC	100 Sea Ray Dr	Merritt Island, FL 32953	Auto Components	One stop˄	SF + 4.75%(i)	8.97%	11/2030	4,762	—
				One stop˄	SF + 4.75%(i)	8.97%	11/2030	128	—
				LP units	N/A	N/A	N/A	127	0.0%(25)
Artifact Bidco, Inc.	3300 Triumph Blvd, Ste 800	Lehi, UT 84043	Software	One stop˄(5)	SF + 4.25%	N/A	05/2031	—	—
				One stop˄(5)	SF + 4.25%	N/A	05/2030	—	—
				One stop˄(5)	SF + 4.25%	N/A	05/2030	—	—
				One stop˄	SF + 4.25%(h)	8.55%	05/2031	5,024	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Ascend Learning, LLC	25 Mall Road, 6th Floor	Burlington, MA 01893	Media	Senior secured˄#(23)	SF + 3.00%(g)	7.33%	12/2028	$13,979	—
Ascensus Group Holdings	200 Dryden Road	Dresher, PA 19025	Consumer Finance	Senior secured˄#(23)	SF + 3.00%(g)	7.33%	08/2028	21,241	—
Ashco, LLC	2500 E. Kearney St	Springfield, MO 65803	Specialty Retail	Senior secured˄#(23)	SF + 3.25%(g)	7.58%	01/2032	22,755	—
Aspire Bakeries Holdings, LLC	6701 Center Dr W Suite 850	Los Angeles, CA 90045	Food Products	Senior secured˄	SF + 3.50%(g)	7.82%	12/2030	7,016	—
AssuredPartners Capital, Inc.	200 Colonial Center Pkwy Suite 150	Lake Mary, FL 32726	Insurance	Senior secured˄(8)(23)	SF + 3.50%(g)	7.83%	02/2031	26,401	—
Athenahealth, Inc.	Boston Landing, 80 Guest St	Boston, MA 02135	Healthcare Technology	Senior secured˄(8)(23)	SF + 2.75%(g)	7.08%	02/2029	12,766	—
Avalara, Inc.	1100 2nd Ave	Seattle, WA 98101	Diversified Financial Services	Senior secured˄(23)	SF + 3.25%(h)	7.55%	03/2032	12,066	—
Ave Holdings III, Corp	8610 N New Braunfels Ave, Suite 500	San Antonio, TX 78217	Specialty Retail	One stop*˄	SF + 5.50%(i)	9.97%	02/2028	13,212	—
AVG Intermediate Holdings & AVG Subsidiary Holdings LLC	13053 W Linebaugh Ave, Suite 102	Tampa, FL 33626	Healthcare Providers & Services	One stop*˄	SF + 6.00%(h)	10.43%	03/2027	11,608	—
Azul Systems, Inc.	385 Moffertt Park Dr, Suite 115	Sunnyvale, CA 94089	Software	Senior secured*	SF + 4.50%(h)	8.95%	04/2027	3,000	—
Azurite Intermediate Holdings, Inc.	3345 Michelson Dr, Suite 400	Irvine, CA 92612	Software	One stop*	SF + 6.00%(g)	10.33%	03/2031	7,718	—
				One stop˄	SF + 6.00%(g)	10.33%	03/2031	17,541	—
				One stop˄(5)	SF + 6.00%	N/A	03/2031	—	—
Baker Tilly Advisory Group, LP	205 N Michigan Ave, 28th Floor	Chicago, IL 60601	Diversified Financial Services	One stop˄(5)	SF + 4.50%	N/A	06/2030	(54)	—
				One stop˄	SF + 4.75%(g)	9.08%	06/2031	19,483	—
				One stop#	SF + 4.50%(g)	8.83%	06/2031	12,422	—
				One stop˄(5)	SF + 4.50%	N/A	06/2031	(54)	—
Bamboo US Bidco LLC	400 Interpace Pkwy, Building C	Parsippany, NJ 07054	Healthcare Providers & Services	One stop˄(8)(9)	E + 5.25%(c)	7.44%	09/2030	5,883	—
				One stop˄	SF + 5.25%(h)	9.58%	09/2030	122	—
				One stop˄	SF + 5.25%	N/A	09/2030	—	—
				One stop˄	SF + 5.25%(h)	9.53%	09/2030	1,228	—
				One stop˄(5)	SF + 5.25%	N/A	10/2029	—	—
				One stop*	SF + 5.25%(h)	9.53%	09/2030	8,026	—
Baxter Planning Systems, LLC	7801 N Capital of TX Hwy, Suite 250	Austin, TX 78731	Software	One stop˄(5)	SF + 6.25%	N/A	05/2031	—	—
				One stop˄(5)	SF + 5.75%	N/A	05/2031	—	—
				One stop˄(22)	SF + 6.25%(h)	7.16% cash/3.38% PIK	05/2031	11,932	—
BCPE Pequod Buyer	1000 Chesterbrook Blvd, Ste 250	Berwyn, PA 19312	Diversified Financial Services	Senior secured˄(23)	SF + 3.25%(g)	7.58%	11/2031	11,629	—
Beacon Roofing Supply, Inc.	5 American Lane	Greenwich, CT 06831	Building Products	Senior secured˄(8)(23)	SF + 3.00%(h)	7.30%	04/2032	1,904	—
Belfor USA Group Inc.	185 Oakland Ave Unit 150	Birmingham, MI 48009	Construction & Engineering	Senior secured˄	SF + 3.00%(g)	7.33%	11/2030	9,909	—
Bellwether Buyer, LLC	555 E North Ln, Suite 6060	Conshohocken, PA 19428	Insurance	One stop˄(5)	SF + 4.50%	N/A	04/2032	(25)	—
				One stop˄#	SF + 4.50%(g)	8.81%	04/2032	47,649	—
				One stop˄(5)	SF + 4.50%	N/A	04/2032	(62)	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Belron Finance US, LLC	251 Little Falls Drive	Wilmington, DE 19808	Automobiles	Senior secured˄(8)(23)	SF + 2.75%(h)	7.05%	10/2031	$5,016	—
Ben Nevis Midco Limited	70 Mark Ln	London, ENG EC3R 7NQ, United Kingdom	Insurance	One stop˄(8)(10)	SF + 5.50%(h)	9.83%	03/2028	5,262	—
				One stop˄(8)(10)	SF + 5.50%(h)	9.78%	03/2028	7,826	—
				One stop˄(8)(10)	SF + 5.50%(h)	9.80%	03/2028	1,349	—
				One stop˄(8)(10)	SF + 5.50%(h)	9.82%	03/2028	6,477	—
Benefit Plan Administrators of Eau Claire, LLC	1 E Wacker Dr	Chicago, IL 60601	Healthcare Providers & Services	One stop˄	SF + 5.00%(h)	9.29%	11/2030	13,176	—
				One stop˄(5)	SF + 5.00%	N/A	11/2030	—	—
				One stop˄(5)	SF + 5.00%	N/A	11/2030	—	—
				One stop˄#	SF + 5.00%(h)	9.29%	11/2030	58,924	—
BestPass, Inc.	500 New Karner Rd	Albany, NY 12205	Software	One stop*˄	SF + 4.75%(g)	9.08%	08/2031	36,326	—
				One stop˄(5)	SF + 4.75%	N/A	08/2031	—	—
				One stop˄(5)	SF + 4.75%	N/A	08/2031	—	—
BHG Holdings, LLC	5001 Spring Valley Rd, Suite 600 East	Dallas, TX 75244	Healthcare Providers & Services	One stop˄#	SF + 5.50%(g)	9.83%	04/2032	102,333	—
				One stop˄(5)	SF + 5.50%	N/A	04/2032	(114)	—
				One stop˄(5)	SF + 5.50%	N/A	04/2032	(258)	—
Biscuit Parent, LLC	711 Capitol Way S, Suite 204	Olympia, WA 98501	Specialty Retail	One stop˄(5)	SF + 4.75%	N/A	02/2031	—	—
				One stop˄	SF + 4.75%(h)	9.05%	02/2031	36,086	—
				One stop˄(5)	SF + 4.75%	N/A	02/2031	—	—
BJH Holdings III Corp.	2831 19th Street South	Homewood, AL 35235	Hotels, Restaurants & Leisure	One stop*	SF + 5.00%(h)	9.30%	08/2027	9,798	—
				One stop˄	SF + 5.00%(h)	9.30%	08/2027	5,328	—
Blackbird Purchaser, Inc.	1900 Jetway Blvd	Columbus, OH 43219	Machinery	One stop*˄	SF + 5.50%(h)	9.80%	12/2030	17,996	—
				One stop˄	SF + 5.50%(h)	9.80%	12/2030	1,992	—
				One stop˄	SF + 5.50%(g)(h)	9.80%	12/2029	1,207	—
Blast Bidco Inc.	200 Vesey St, 25th Floor	New York, NY 10281	Food Products	One stop˄	SF + 6.00%(h)	10.30%	10/2030	15,092	—
				One stop˄(5)	SF + 6.00%	N/A	10/2029	—	—
Bleriot US Bidco Inc.	Cleeve Business Park, Bishops Cleeve	Cheltenham Gloucestershire GL52 8TW	Aerospace & Defense	Senior secured˄(8)(23)	SF + 2.75%(h)	7.05%	10/2030	15,214	—
Bloomerang, LLC	9120 Otis Ave	Indianapolis, IN 46216	Software	One stop˄	SF + 6.00%(h)	10.32%	12/2029	570	—
				One stop˄	SF + 6.00%(h)	10.30%	12/2029	10,189	—
				One stop˄	SF + 6.00%(h)	10.30%	12/2029	1,019	—
Blue Bidco Limited	Horizon Honey Ln	Hurley, ENG SL6 6RJ, United Kingdom	Software	One stop˄(8)(9)(10)	E + 5.00%(d)	7.04%	06/2032	13,085	—
				One stop˄(8)(9)(10)	SN + 5.00%(f)	9.22%	06/2032	23,104	—
				One stop˄(5)(8)(9)(10)	SN + 5.00%	N/A	06/2032	(114)	—
				One stop˄(8)(10)	SF + 5.00%(i)	9.26%	06/2032	3,267	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Blue River Pet Care, LLC	1 S Wacker Dr, Suite 2200	Chicago, IL 60606	Healthcare Equipment & Supplies	One stop*	SF + 5.75%(g)	10.18%	08/2029	$11,455	—
				One stop*	SF + 5.75%(g)	10.18%	08/2029	3,696	—
				One stop˄	SF + 5.75%(g)	10.18%	08/2029	5,467	—
				One stop˄	SF + 5.75%(g)	10.18%	08/2029	7,732	—
				One stop˄	SF + 5.75%(g)	10.18%	08/2029	5,555	—
				One stop˄	SF + 5.75%(g)	10.18%	08/2029	4,222	—
				One stop˄	SF + 5.75%(g)	10.18%	08/2029	4,787	—
				One stop˄(5)	SF + 5.75%	N/A	08/2029	—	—
				One stop˄	SF + 5.75%(g)	10.18%	08/2029	12,562	—
				One stop˄	SF + 5.75%(g)	10.17%	08/2029	1,388	—
BlueMatrix Holdings, LLC	320 Blackwell St, Suite 300	Durham, NC 27701	Capital Markets	One stop˄(5)	SF + 5.25%	N/A	01/2031	—	—
				One stop*	SF + 5.25%(h)	9.55%	01/2031	10,609	—
				One stop˄	SF + 5.25%(h)	9.55%	01/2031	1,158	—
				One stop˄	SF + 5.25%(h)	9.55%	01/2031	23,916	—
Bottomline Technologies, Inc.	325 Corporate Dr	Portsmouth, NH 03801	Software	One stop*	SF + 4.50%(h)	8.80%	05/2029	4,887	—
BradyIFS Holdings, LLC	7055 S Lindell Rd	Las Vegas, NV 89118	Commercial Services & Supplies	One stop˄	SF + 5.00%(h)	9.32%	10/2029	156	—
				One stop˄	SF + 5.00%(h)	9.28%	10/2029	16,047	—
Brown Group Holding, LLC	13485 Veterans Way, Suite 600	Orlando, FL 32827	Airlines	Senior secured˄(8)(10)(23)	SF + 2.50%(g)(h)	6.83%	07/2031	2,962	—
				Senior secured˄(8)(10)(23)	SF + 2.50%(g)	6.83%	07/2031	1,800	—
Bullhorn, Inc.	100 Summer St, 17th Floor	Boston, MA 02210	Software	One stop*	SF + 5.00%(g)	9.33%	10/2029	3,919	—
				One stop*	SF + 5.00%(g)	9.33%	10/2029	3,920	—
Caerus Midco 3 S.A.R.L.	One Pennsylvania Plz, Suite 2505	New York, NY 10119, United Kingdom	Pharmaceuticals	One stop*(8)	SF + 5.00%(h)	9.30%	05/2029	19,548	—
Camelia Bidco Limited	Southbank Central, 30 Stamford St	London SE1 9LQ, United Kingdom	Software	One stop˄(8)(9)(10)	A + 5.50%(e)	9.16%	08/2030	292	—
				One stop˄(8)(9)(10)	SN + 5.50%(f)	9.72%	08/2030	4,920	—
				One stop˄(8)(9)(10)	SN + 5.50%(f)	9.72%	08/2030	697	—
				One stop˄(5)(8)(9)(10)	SN + 5.50%	N/A	08/2030	—	—
CAP—KSI Holdings, LLC	768 Frelinghuysen Ave	Newark, NJ 07114	Automobiles	One stop*˄	SF + 5.25%(h)	9.54%	06/2030	28,819	—
				One stop˄	SF + 5.25%(h)	9.56%	06/2030	2,933	—
				LP units	N/A	N/A	N/A	222	0.1%
				Preferred stock	N/A	N/A	N/A	1,247	0.3%
Capstone Borrower	1765 Greensboro Station Place, 7th Floor	McLean, VA 22102	Software	Senior secured˄(8)(23)	SF + 2.75%(h)	7.05%	06/2030	6,975	—
Captive Resources Midco, LLC	1100 N Arlington Heights Rd	Itasca, IL 60143	Insurance	One stop˄	SF + 4.50%	N/A	07/2028	—	—
				One stop˄	SF + 4.50%(g)	8.83%	07/2029	16,934	—
Carlyle US CLO 2025—2, Ltd.	190 Elgin Avenue, George Town	Grand Cayman KY1—9008 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)(24)	SF + 3.35%(h)	7.65%	07/2038	9,024	—
Cast & Crew Payroll, LLC	2300 Empire Ave	Burbank, CA 91504	Leisure Products	Senior secured˄(23)	SF + 3.75%(g)	8.08%	12/2028	5,156	—
Cavender Stores L.P.	7820 S Broadway	Tyler, TX 75703	Specialty Retail	Senior secured*˄	SF + 5.00%(h)	9.30%	10/2029	24,010	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
CB Buyer, Inc.	9620 Executive Center Dr, N	Saint Petersburg, FL 33702	Software	One stop˄(5)	SF + 5.25%	N/A	07/2031	$—	—
				One stop˄#	SF + 5.25%(h)	9.55%	07/2031	36,381	—
				One stop˄	SF + 5.25%(h)	9.55%	07/2031	1,104	—
				LP units	N/A	N/A	N/A	313	0.1%
CCSL Holdings, LLC	2090 Commerce Dr	McKinney, TX 75069	Healthcare Equipment & Supplies	One stop*˄(8)	SF + 5.75%(g)	10.08%	12/2028	11,635	—
				One stop˄(8)(9)	E + 5.75%(b)	7.68%	12/2028	28,442	—
				One stop˄(8)(9)	E + 5.75%(b)	7.68%	12/2028	5,572	—
				One stop˄(8)	SF + 5.75%(g)	10.08%	12/2028	6,839	—
				One stop˄(8)	SF + 5.75%(g)	10.08%	12/2028	5,443	—
CE Intermediate I, LLC	9987 Carver Rd Suite #230	Cincinnati, OH 45242	IT Services	Senior secured˄#	SF + 3.00%(h)	7.45%	03/2032	7,973	—
Ceres Groupe SAS & Ceres PikCo	5, rue de la Baume	Paris 75008, France	Diversified Financial Services	Subordinated debt˄(8)(9)(17)(22)	E + 8.00%(d)	2.60% cash/8.00% PIK	07/2032	4,133	—
				One stop˄(8)(9)(17)	E + 5.25%(d)	7.85%	07/2031	14,300	—
				One stop˄(8)(9)(17)	E + 5.25%(d)	7.51%	07/2031	2,026	—
				One stop˄(8)(9)(17)	E + 5.25%	N/A	07/2031	—	—
Certara Holdco, Inc. and Certara USA, Inc.	4 Radnor Corporate Center, Suite 350	Radnor, PA 19087	Pharmaceuticals	Senior secured˄(8)	SF + 3.00%(h)	7.30%	06/2031	11,003	—
Certus Pest, Inc.	6304 Benjamin Rd, Suite 503	Tampa, FL 33634	Diversified Consumer Services	One stop*	SF + 5.00%(h)	9.45%	08/2027	2,359	—
				One stop*	SF + 5.00%(h)	9.45%	08/2027	3,091	—
				One stop*	SF + 5.00%(h)	9.45%	08/2027	2,597	—
				One stop*	SF + 5.00%(h)	9.45%	08/2027	1,427	—
				One stop*	SF + 5.00%(h)	9.45%	08/2027	1,133	—
				One stop˄	SF + 5.00%(h)	9.45%	08/2027	3,304	—
				One stop˄(5)	SF + 5.00%	N/A	08/2027	—	—
				One stop˄	SF + 5.00%(h)	9.45%	08/2027	448	—
				One stop˄	SF + 5.00%(h)	9.42%	08/2027	2,653	—
				One stop˄	SF + 5.00%(h)	9.46%	08/2027	1,654	—
CHA Vision Holdings, Inc.	551 Rawlinson Rd	Rock Hill, SC 29732	Commercial Services & Supplies	One stop*˄	SF + 5.00%(h)	9.27%	01/2031	18,239	—
				One stop˄(5)		N/A	01/2030	—	—
				One stop˄	SF + 5.00%(h)	9.29%	01/2031	3,587	—
				LP units	N/A	N/A	N/A	135	0.0%(25)

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Chase Intermediate	4221 W Boy Scout Blvd, Suite 390	Tampa, FL 33607	Containers & Packaging	One stop*#	SF + 4.75%(h)	9.03%	10/2028	$14,610	—
				One stop˄	SF + 4.75%(g)	9.07%	10/2028	3,449	—
CHVAC Services Investment, LLC	6 David Dr, PO Box 666	Essex Junction, VT 05452	Diversified Consumer Services	One stop˄	SF + 4.50%(h)	8.80%	05/2030	505	—
				One stop˄(5)	SF + 4.50%	N/A	05/2030	—	—
				One stop˄	SF + 4.50%(h)	8.82%	05/2030	1,941	—
				One stop˄	SF + 4.50%(h)	8.80%	05/2030	252	—
				Common stock	N/A	N/A	N/A	677	0.3%
Citrin Cooperman Advisors LLC	50 Rockefeller Plaza	New York, NY 10020	Professional Services	Senior secured˄(23)	SF + 3.00%(h)	7.30%	03/2032	3,761	—
				Senior secured˄(5)(23)	SF + 3.00%	N/A	03/2032	—	—
CMI Parent Inc.	115 W. Century Rd, Suite 380	Paramus, NJ 07652	Healthcare Equipment & Supplies	One stop*	SF + 5.00%(g)	9.33%	12/2026	6,704	—
				One stop*˄	SF + 5.00%(g)	9.33%	12/2026	18,264	—
Collision SP Subco, LLC	6767 Longshore St, 4th Floor	Dublin, OH 43017	Auto Components	One stop*˄	SF + 4.75%(h)	9.03%	01/2030	16,074	—
				One stop˄	SF + 4.75%(h)(i)	9.02%	01/2030	8,256	—
				One stop˄(5)	SF + 4.75%	N/A	01/2030	—	—
				One stop˄	SF + 4.75%(h)	9.03%	01/2030	1,216	—
				One stop˄(5)	SF + 4.75%	N/A	01/2030	—	—
Compass Investors, Inc.	100 Summit Lake Dr, Suite 400	Valhalla, NY 10595	Insurance	Senior secured˄(23)	SF + 2.25%(h)	6.55%	11/2029	4,908	—
Confluent Medical Technologies, Inc.	6263 N. Scottsdale Road, Suite 224	Scottsdale, AZ 85250	Healthcare Equipment & Supplies	Senior secured˄	SF + 3.25%(h)	7.55%	02/2029	6,426	—
ConnectWise, LLC	4110 George Rd, Suite 200	Tampa, FL 33634	Software	Senior secured˄#(23)	SF + 3.50%(h)	8.06%	10/2028	28,798	—
Conservice Midco, LLC	760 Gateway Dr	River Heights, UT 84321	Software	Senior secured˄#(23)	SF + 3.00%(g)	7.33%	05/2030	5,994	—
Consilio Midco Limited	1828 L Street NW, Suite 1070	Washington, DC 20036	Specialty Retail	Subordinated debt˄(8)(9)(10)	E + 7.50%(d)	9.71%	04/2033	4,237	—
				Senior secured˄(8)(9)(10)	E + 4.75%(c)	6.73%	04/2032	37,986	—
				Senior secured˄(8)(10)	SF + 4.75%(h)	9.05%	04/2032	30,807	—
				Senior secured˄(8)(10)	SF + 4.75%(h)	9.05%	04/2032	18,989	—
				Senior secured˄(5)(8)(10)	SF + 4.75%	N/A	04/2032	(54)	—
				Senior secured˄(5)(8)(10)	SF + 4.75%	N/A	04/2032	(36)	—
				Subordinated debt˄(8)(10)	SF + 7.50%(i)	11.64%	04/2033	5,274	—
				Subordinated debt˄(5)(8)(10)	SF + 4.75%	N/A	04/2033	(18)	—
Consor Intermediate II, LLC	15310 Park Row	Houston, TX 77084	Construction & Engineering	One stop˄(5)	SF + 4.50%	N/A	05/2031	—	—
				One stop˄	SF + 4.50%(h)	8.80%	05/2031	234	—
				One stop˄	SF + 4.50%(h)	8.80%	05/2031	1,415	—
Corelogic, Inc.	40 Pacifica, Suite 900	Irvine, CA 92618	Diversified Financial Services	Senior secured˄(8)(23)	SF + 3.50%(g)	7.94%	06/2028	11,832	—
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd, Suite 600 S	Santa Monica, CA 90404	Software	Senior secured˄(23)	SF + 3.75%(g)	8.19%	10/2028	8,879	—
Corsair Blade IV S.A R.L.	19—21 Broad St	St Helier JE2 3RR, Jersey	Diversified Financial Services	One stop˄(8)(9)(13)(22)	SN + 5.75%(f)	9.72% cash/0.25% PIK	12/2030	1,442	—
				One stop˄(8)(13)(22)	SF + 5.75%(h)	9.76% cash/0.25% PIK	12/2030	4,386	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Cotiviti	10701 S River Front Pkwy, Unit 200	South Jordan, UT 84095	Healthcare Providers & Services	Senior secured˄(23)	SF + 2.75%(g)	7.07%	05/2031	$12,314	—
				Senior secured#(23)	SF + 2.75%(g)	7.07%	03/2032	2,989	—
CPM Holdings, Inc.	4050 Leversee Rd	Waterloo, IA 50703	Industrial Conglomerates	Senior secured˄#(23)	SF + 4.50%(g)	8.82%	09/2028	3,909	—
Creek Parent, Inc.	14 Schoolhouse Rd	Somerset, NJ 08873	Pharmaceuticals	One stop˄	SF + 5.25%(g)	9.57%	12/2031	79,797	—
				One stop˄(5)	SF + 5.25%	N/A	12/2031	—	—
				LP interest	N/A	N/A	N/A	1,384	0.0%(25)
Crewline Buyer, Inc.	188 Spear St, Suite 1000	San Francisco, CA 94105	Software	One stop˄(5)	SF + 6.75%	N/A	11/2030	—	—
				One stop˄	SF + 6.75%(g)	11.08%	11/2030	28,617	—
Crumbl Enterprises, LLC	2570 W 600 N	Lindon, UT 84042	Hotels, Restaurants & Leisure	One stop˄#	SF + 4.50%(h)	8.83%	05/2032	115,199	—
				One stop˄	SF + 4.50%(h)	8.83%	05/2032	1,459	—
Crunch Holdings, LLC	22 W 19th St, 3rd Floor	New York, NY 10011	Leisure Products	One stop#	SF + 4.75%(g)	9.06%	09/2031	17,603	—
				One stop˄(5)	SF + 4.75%	N/A	09/2031	(6)	—
CVP Holdco, Inc.	100 N 20th St, Ste 305	Philadelphia, PA 19103	Specialty Retail	One stop˄(5)	SF + 4.75%	N/A	06/2030	—	—
				One stop˄	SF + 4.75%(g)	9.08%	06/2031	32,806	—
				One stop˄	SF + 4.75%(g)	9.07%	06/2031	1,786	—
Datix Bidco Limited and RL Datix Holdings, Inc.	1 Church Rd	London TW9 2QE, United Kingdom	Healthcare Providers & Services	One stop˄(8)(9)(10)	SN + 5.25%(f)	9.47%	04/2031	14,814	—
				One stop˄(5)(8)(10)	SF + 5.25%	N/A	04/2031	—	—
				One stop˄(8)(10)	SF + 5.25%(i)	9.54%	04/2031	23,296	—
				One stop˄(8)(10)	SF + 5.25%(i)	9.54%	10/2030	851	—
				One stop˄(8)(9)(10)	SN + 5.25%(f)	9.47%	04/2031	167	—
Daxko Acquisition Corporation	600 University Park Pl, Suite 500	Birmingham, AL 35209	Software	One stop*	SF + 4.75%(g)	9.08%	10/2028	11,604	—
				One stop˄(5)	SF + 4.75%	N/A	10/2028	—	—
				One stop˄	SF + 4.75%(g)	9.08%	10/2028	473	—
DCCM, LLC	1800 Post Oak Blvd, suite 450	Houston, TX 77056	Construction & Engineering	One stop#	SF + 4.75%(h)	9.07%	06/2032	4,020	—
				One stop˄(5)	SF + 4.75%	N/A	06/2032	(4)	—
				One stop˄(5)	SF + 4.75%	N/A	06/2032	(10)	—
Dcert Buyer, Inc.	2801 North Thanksgiving Way, Suite 500	Lehi, UT 84043	IT Services	Senior secured˄(23)	SF + 4.00%(g)	8.33%	10/2026	9,023	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Delinea Inc.	221 Main St, Suite 1300	San Francisco, CA 94015	IT Services	One stop*	SF + 5.75%(h)	10.20%	03/2028	$8,793	—
				One stop*	SF + 5.75%(h)	10.20%	03/2028	4,808	—
				One stop˄	SF + 5.75%(h)	10.20%	03/2028	32,755	—
Denali Bidco Limited	53 rue de Châteaudun	Paris 75009, France	Software	One stop˄(8)(9)(10)	E + 5.00%(c)	6.98%	08/2030	592	—
				One stop˄(8)(9)(10)	SN + 5.00%(f)	9.22%	08/2030	2,383	—
				One stop˄(8)(9)(10)	E + 5.00%(c)	6.98%	08/2030	4,103	—
				One stop˄(8)(9)(10)	E + 5.00%(c)	6.98%	08/2030	830	—
				One stop˄(5)(8)(9)(10)	SN + 5.00%	N/A	08/2030	—	—
				LP interest(8)(10)	N/A	N/A	N/A	181	0.0%(25)
Denali Midco 2, LLC	960 W Behrend Dr	Phoenix, AZ 85027	Automobiles	One stop*#	SF + 5.25%(g)	9.58%	12/2028	16,886	—
				Second lien˄(22)	N/A	13.00% PIK	12/2029	24,990	—
Doxa Insurance Holdings LLC	6920 Pointe Inverness Way, Suite 140	Fort Wayne, IN 46804	Insurance	One stop˄	SF + 5.25%(h)	9.55%	12/2029	278	—
				One stop˄	SF + 5.25%(h)	9.55%	12/2030	10,648	—
				One stop˄	SF + 5.25%(h)	9.55%	12/2030	10,031	—
				One stop˄(5)	SF + 5.00%	N/A	12/2030	—	—
Driven Holdings, LLC	440 South Church St, Suite 700	Charlotte, NC 28202	Automobiles	Senior secured˄(8)	SF + 3.00%(g)	7.44%	12/2028	1,272	—
Dryden 40 Senior Loan Fund	PO Box 1093, Boundary Hall, Cricket Square	Grand Cayman KY1—1102 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)(23)(24)	SF + 3.10%(h)	7.69%	08/2031	5,476	—
E2open, LLC	9600 Great Hills Tr Suite 300E	Austin, TX 78759	IT Services	Senior secured˄(8)(23)	SF + 3.50%(g)	7.94%	02/2028	16,050	—
EAB Global, Inc.	2445 M St NW	Washington, DC 20037	Industrial Conglomerates	Senior secured˄(23)	SF + 3.00%(g)	7.33%	08/2030	13,311	—
Eagle Family Foods Group, LLC	1975 E 61st St	Cleveland, OH 44103	Food Products	One stop˄	SF + 5.00%(h)(i)	9.01%	08/2030	10,632	—
				One stop˄(5)	SF + 5.00%	N/A	08/2030	—	—
Eagle Parent Corp.	2250 Pilot Knob Rd, Suite 100	Mendota Heights, MN 55120	Food & Staples Retailing	Senior secured˄(23)	SF + 4.25%(h)	8.55%	04/2029	7,329	—
ECI Macola/Max Holding, LLC	1500 Solana Blvd, Suite 6500	Westlake, TX 76262	Software	Senior secured˄(23)	SF + 3.25%(h)	7.55%	05/2030	14,775	—
Eclipse Buyer, Inc.	3700 N Capital of Texas Hwy, Suite 300	Austin, TX 78746	Professional Services	One stop˄(5)	SF + 4.75%	N/A	09/2031	—	—
				One stop˄	SF + 4.75%(g)	9.06%	09/2031	12,644	—
				One stop˄(5)	SF + 4.75%	N/A	09/2031	—	—
				Preferred stock(21)	N/A	N/A	N/A	3,718	1.1%
Edelman Financial Center, LLC	250 Hudson Street	New York, NY 10013	Capital Markets	Senior secured˄#(23)	SF + 3.00%(g)	7.33%	04/2028	17,860	—
Einstein Parent, Inc.	500 108th Ave NE, Suite 200	Bellevue, WA 98004	Software	One stop˄	SF + 6.50%(h)	10.77%	01/2031	40,168	—
				One stop˄(5)	SF + 6.50%	N/A	01/2031	(42)	—
Electron BidCo, Inc.	3280 Peachtree Road, Suite 2625	Atlanta, GA 30305	Healthcare Providers & Services	Senior secured˄(23)	SF + 2.75%(g)	7.08%	11/2028	10,444	—
Element Materials Technology	Davidson Building, 5 Southampton Street	London WC2E 7HA	Aerospace & Defense	Senior secured˄(8)(23)	SF + 3.75%(h)	8.05%	06/2029	18,517	—
Eliassen Group, LLC	55 Walkers Brook Dr, 6th Floor	Reading, MA 01867	Professional Services	One stop*	SF + 5.75%(h)	10.05%	04/2028	4,722	—
Empyrean Solutions, LLC	304 Cambridge Rd	Woburn, MA 01801	Banks	One stop˄	SF + 4.50%(h)	8.80%	11/2031	9,959	—
				One stop˄(5)	SF + 4.75%	N/A	11/2031	—	—
				One stop˄(5)	SF + 4.75%	N/A	11/2031	—	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Energize Holdco, LLC	21 Griffin Rd N	Winsor, CT 06095	Commercial Services & Supplies	Senior secured˄(23)	SF + 3.00%(g)	7.33%	12/2028	$7,953	—
Energy Worldnet, LLC	1210 S Business 287—81	Decatur, TX 76234	Software	LLC units(21)	N/A	N/A	N/A	52	0.1%
Entomo Brands Acquisitions, Inc.	PO Box 30669	Charleston, SC 29417	Diversified Consumer Services	Senior secured˄	SF + 5.50%(h)	9.95%	07/2029	15	—
				Senior secured˄	SF + 5.50%(h)	9.95%	07/2029	766	—
				Senior secured˄	SF + 5.50%(h)	9.95%	07/2029	222	—
Envernus, Inc.	2901 Vía Fortuna Suite 100	Austin, TX 78746	Oil, Gas & Consumable Fuels	One stop˄	SF + 5.50%(g)	9.82%	12/2029	71	—
				One stop#	SF + 5.50%(g)	9.83%	12/2029	12,326	—
				One stop˄(5)	SF + 5.50%	N/A	12/2029	—	—
EP Purchaser, LLC	2950 N Hollywood Way	Burbank, CA 91505	Leisure Products	Senior secured˄(23)	SF + 3.50%(h)	8.06%	11/2028	4,839	—
Equity Methods, LLC	8801 E Raintree Dr, Suite 100	Scottsdale, AZ 85260	Diversified Financial Services	One stop˄#	SF + 4.75%(h)	9.05%	04/2032	48,648	—
				One stop˄(5)	SF + 4.75%	N/A	04/2032	(44)	—
				One stop˄(5)	SF + 4.75%	N/A	04/2032	(56)	—
ESO Solution, Inc.	11500 Alterra Pkwy, Suite 100	Austin, TX 78758	Healthcare Technology	One stop˄	SF + 6.75%(h)	11.09%	05/2027	5,250	—
Espresso Bidco, Inc.	1350 W Middlefield Rd	Mountain View, CA 94043	Software	One stop˄(5)	SF + 5.25%	N/A	03/2032	—	—
				One stop˄(5)	SF + 5.25%	N/A	03/2032	—	—
				One stop˄(22)	SF + 5.75%(h)	7.17% cash/2.88% PIK	03/2032	36,232	—
Essential Services Holdings Corporation	3416 Robards Ct	Louisville, KY 40218	Industrial Conglomerates	One stop˄	SF + 5.00%(h)	9.28%	06/2031	40,514	—
				One stop˄	SF + 5.00%(h)	9.33%	06/2030	564	—
				One stop˄(5)	SF + 5.00%	N/A	06/2031	(80)	—
EverCommerce Solutions, Inc.	3601 Walnut St, Suite 400	Denver, CO 80205	Software	Senior secured˄(8)(23)	SF + 2.50%(g)	6.83%	07/2028	8,108	—
Evergreen IX Borrower 2023, LLC	10900—A Stonelake Blvd, Quarry Oaks 1, Ste 350	Austin, TX 78759	Software	One stop˄(5)	SF + 4.75%	N/A	10/2029	—	—
				One stop˄	SF + 4.75%(h)	9.05%	09/2030	11,706	—
				One stop˄	SF + 4.75%(h)	9.05%	09/2030	3,654	—
Evertec, Inc.	Carr. PR—176, k.m. 1.3 Cupey Bajo	San Juan, Puerto Rico 00926	Diversified Financial Services	Senior secured˄(8)	SF + 2.75%(g)	7.08%	10/2030	12,528	—
Excelitas Technologies Corp.	200 West St, 4th Floor East	Waltham, MA 02451	Industrial Conglomerates	One stop˄(8)(9)	E + 5.25%(b)	7.18%	08/2029	16,122	—
				One stop˄(5)	SF + 5.25%	N/A	08/2029	—	—
Fertitta Entertainment, LLC	1510 West Loop South	Houston, TX 77027	Hotels, Restaurants & Leisure	Senior secured˄(23)	SF + 3.50%(g)	7.83%	01/2029	15,842	—
Filtration Group Corp.	600 W 22nd St, Suite 300	Oak Brook, IL 60523	Machinery	Senior secured˄(23)	SF + 3.00%(g)	7.33%	10/2028	14,888	—
Finastra USA, Inc.	744 Primera Blvd, Ste 2000	Lake Mary, FL 32746	Diversified Financial Services	One stop˄(8)(10)	SF + 7.25%(i)	11.43%	09/2029	20,561	—
				One stop˄(8)(10)	SF + 7.25%(h)	11.57%	09/2029	10	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
First Eagle Investment Management	1345 Avenue of the Americas	New York, NY 10105	Diversified Financial Services	Senior secured#(23)	SF + 3.50%(h)	7.80%	06/2032	$7,848	—
				Senior secured#(5)	SF + 3.50%	N/A	06/2032	(23)	—
Focus Financial Partners, LLC	875 3rd Ave, 28th Floor	New York, NY, 10022	Diversified Financial Services	Senior secured˄#(23)	SF + 2.75%(g)	7.08%	09/2031	14,825	—
Galway Borrower LLC	One California St, Suite 401	San Francisco, CA 94112	Insurance	One stop*	SF + 4.50%(h)	8.80%	09/2028	4,873	—
Geosyntec Consultants, Inc.	777 W. Yamato Road, Suite 600	Boca Raton, Florida 33431	Professional Services	Senior secured˄#	SF + 3.50%(g)	7.83%	07/2031	11,397	—
GFP Atlantic Holdco 2, LLC	9 Grand Ave, Suite 2D	Toms River, NJ 08753	Hotels, Restaurants & Leisure	One stop*	SF + 6.00%(h)	10.32%	11/2029	2,600	—
				One stop˄(5)	SF + 6.00%	N/A	11/2029	—	—
GHX Ultimate Parent Corporation	3430 South Sam Houston Parkway East, Suite 500	Houston, TX, 77047	Healthcare Technology	One stop˄	SF + 4.75%(h)	9.05%	12/2031	75,853	—
				One stop˄(5)	SF + 4.75%	N/A	12/2031	—	—
Gimlet Bidco GMBH	Chilehaus B, Fischertwiete 1	Hamburg 20095, Germany	Insurance	One stop˄(8)(9)(16)	E + 5.75%(c)	7.94%	04/2031	1,767	—
				One stop˄(8)(9)(16)	E + 5.75%(b)(c)	7.90%	04/2031	501	—
GoldenTree Loan Management US CLO 17, Ltd.	2nd Floor, Sir Walter Raleigh House, 48—50 Esplanade	St. Helier, JE2 3QB Jersey	Specialized Finance	Structured Finance Note(8)(19)	SF + 4.00%(h)	8.32%	01/2039	1,500	—
Graphpad Software, LLC	225 Franklin St Floor 26	Boston, MA 2110	Life Sciences Tools & Services	One stop˄(5)	SF + 4.75%	N/A	06/2031	—	—
				One stop˄	P + 3.75%(a)	11.25%	06/2031	31,287	—
				One stop˄	P + 3.75%(a)	11.25%	06/2031	782	—
Green Lakes Park CLO, LLC	4001 Kennett Pike, Suite 302	Wilmington, DE 19807	Specialized Finance	Structured Finance Note(8)(23)(24)	SF + 3.70%(h)	7.98%	01/2038	3,374	—
Groundworks, LLC	1741 Corporate Landing Parkway	Virginia Beach, VA	Household Durables	Senior secured˄(23)	SF + 3.00%(g)	7.32%	03/2031	3,355	—
				Senior secured˄(23)	SF + 3.00%(g)	7.32%	03/2031	99	—
GTCR Everest Borrower, LLC	655 Grant Street, 10th Floor	Concord, CA 94520	Diversified Financial Services	Senior secured˄(23)	SF + 2.75%(h)	7.05%	09/2031	4,988	—
Gurobi Optimization, LLC	9450 SW Gemini Dr, Suite 90729	Beaverton, OR 97008	Software	One stop˄(5)	SF + 4.50%	N/A	09/2031	—	—
				One stop˄#	SF + 4.50%(h)	8.80%	09/2031	44,762	—
				Common stock	N/A	N/A	N/A	229	0.0%(25)
Hanger, Inc.	10910 Domain Drive, Suite 300	Austin, TX 78758	Healthcare Providers & Services	Senior secured˄(23)	SF + 3.50%(g)	7.83%	10/2031	8,752	—
				Senior secured˄(23)	SF + 3.50%(g)	7.83%	10/2031	172	—
Health Buyer, LLC	1901 W Braker Ln, Suite 400	Austin, TX 78758	Hotels, Restaurants & Leisure	Senior secured*	SF + 5.25%(h)	9.55%	04/2029	4,900	—
				Senior secured˄	SF + 5.50%(h)	9.80%	04/2029	398	—
Higginbotham Insurance Agency, Inc.	500 W 13th St	Fort Worth, TX 76102	Diversified Financial Services	One stop˄	SF + 4.75%(g)	9.08%	11/2028	3,065	—
				One stop*˄	SF + 4.50%(g)	8.83%	11/2028	3,373	—
High Bar Brands Operating, LLC	2701 18th St SW	Owatonna, MN 55060	Automobiles	Senior secured˄	SF + 5.25%(h)	9.55%	12/2029	18	—
				Senior secured˄	SF + 5.25%(h)	9.55%	12/2029	106	—
				Senior secured˄	SF + 5.25%(h)	9.55%	12/2029	601	—
				Senior secured˄	SF + 5.25%(h)	9.55%	12/2029	125	—
Hook Park CLO, Ltd.	345 Park Avenue	New York, NY 10154 United States	Specialized Finance	Structured Finance Note(8)(20)(24)	SF + 4.75%(h)	9.01%	07/2038	3,015	—
Hornet Security Holding GMBH	Am Listholze 78	Hannover 30177, Germany	Software	One stop˄(8)(9)(16)	E + 4.75%(d)	7.21%	02/2031	10,780	—
				One stop˄(8)(9)(16)	E + 4.75%(d)	7.21%	02/2031	16,173	—
				One stop˄(8)(9)(16)	E + 4.75%(b)	6.64%	08/2030	260	—
				One stop˄(8)(9)(16)	E + 4.75%(d)	6.80%	02/2031	2,270	—
Howden Group Holdings Limited	One Creechurch Place	London EC3A 5AF	Diversified Financial Services	Senior secured˄#(8)(10)(23)	SF + 3.00%(g)	7.33%	02/2031	20,993	—
				Senior secured˄#(8)(10)(23)	SF + 3.50%(g)	7.83%	04/2030	5,882	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
HS Spa Holdings, Inc.	1210 Northbrook Dr, Suite 150	Trevose, PA 19053	Diversified Consumer Services	One stop*˄	SF + 5.25%(h)	9.58%	06/2029	$7,819	—
				One stop˄	SF + 5.25%(h)	9.55%	06/2029	899	—
Hub International Limited	150 N. Riverside Plaza, 17th Floor	Chicago, IL 60606	Insurance	Senior secured˄(8)(23)	SF + 2.50%(h)	6.77%	06/2030	9,066	—
HuFriedy Group Acquisition, LLC	3232 N Rockwell St	Chicago, IL 60618	Healthcare Equipment & Supplies	One stop˄	SF + 5.50%(h)	9.83%	06/2031	40,550	—
				One stop˄	SF + 5.50%(h)	9.81%	05/2030	267	—
				One stop˄	SF + 5.50%(h)	9.80%	06/2031	7,845	—
Hyland Software, Inc.	28500 Clemens Rd	Westlake, OH 44145	Software	One stop˄#	SF + 5.00%(g)	9.33%	09/2030	28,258	—
				One stop˄(5)	SF + 5.00%	N/A	09/2029	—	—
Icefall Parent, Inc.	30 Braintree Hill Office Park, Suite 101	Braintree, MA 02184	Software	One stop˄(5)	SF + 5.75%	N/A	01/2030	—	—
				One stop˄	SF + 5.75%(h)	10.03%	01/2030	22,333	—
IG Investments Holdings, LLC	1224 Hammond Dr, Suite 1500	Atlanta, GA 30346	Professional Services	One stop*˄	SF + 5.00%(h)	9.28%	09/2028	22,797	—
Imprivata, Inc.	10 Maguire Rd, Building 1, Suite 125	Lexington, MA 02421	Healthcare Technology	Senior secured˄(23)	SF + 3.00%(h)	7.32%	12/2027	20,116	—
INEOS US Finance LLC and INEOS Finance PLC	38 Hans Crescent, Knightsbridge	London, SW1X OLZ, UK	Chemicals	Senior secured˄(8)(10)(23)	SF + 3.25%(g)	7.58%	02/2030	9,323	—
Inhance Technologies Holdings, LLC	22008 N Berwick Dr	Houston, TX 77095	Chemicals	One stop˄(22)	SF + 6.50%(h)	6.95% cash/4.00% PIK	08/2025	4,322	—
				One stop˄(22)	SF + 6.50%(h)	6.95% cash/4.00% PIK	08/2025	8,749	—
Innophos Holdings, Inc.	259 Prospect Plains Rd, Building A	Cranbury, NJ 08512	Chemicals	Senior secured˄(8)(23)	SF + 4.25%(g)	8.69%	03/2029	5,403	—
Inspire International, Inc.	3 Glenlake Pkwy NE	Atlanta, GA 30328	Food & Staples Retailing	Senior secured˄(8)(23)	SF + 2.50%(g)	6.83%	12/2027	2,981	—
Instructure Holdings, Inc.	6330 South 3000 East	Cottonwood Heights, UT 84121	Software	Senior secured˄#(23)	SF + 3.00%(i)	7.21%	11/2031	11,502	—
Integrated Specialty Coverages, LLC	1811 Aston Ave, Suite 200	Carlsbad, CA 92008	Insurance	One stop˄	SF + 4.75%(g)	9.08%	07/2030	6,840	—
				One stop˄(5)	SF + 4.75%	N/A	07/2029	—	—
				One stop˄(5)	SF + 4.75%	N/A	07/2030	—	—
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd, Suite 450	Dallas, TX 75019	Insurance	One stop*˄	SF + 5.00%(h)	9.33%	08/2028	27,461	—
				One stop˄(5)	SF + 5.00%	N/A	08/2028	—	—
				One stop˄(5)	SF + 5.00%	N/A	08/2028	—	—
iSolved, Inc.	11215 N Community House, Ste 800	Charlotte, NC 28277	Software	Senior secured˄(23)	SF + 3.00%(g)	7.33%	10/2030	17,544	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Ivy Hill Middle Market Credit Fund XX, Ltd.	2nd Floor, Sir Walter Raleigh House, 48—50 Esplanade	St. Helier, JE2 3QB Jersey	Specialized Finance	Structured Finance Note(8)(19)(24)	SF + 4.00%(h)	8.32%	07/2037	$4,505	—
J.S. Held Holdings, LLC	50 Jericho Quadrangle, Suite 117	Jericho, NY 11753	Insurance	One stop˄	SF + 5.50%(h)	9.95%	06/2028	35	—
				One stop*˄	SF + 5.50%(h)	9.95%	06/2028	19,708	—
				One stop˄	SF + 5.50%(h)	9.95%	06/2028	7,805	—
Javelin Buyer, Inc.	700 Park Offices Drive, Research Triangle Park	Durham, NC 27709	Software	Senior secured˄(23)	SF + 3.00%(h)	7.33%	12/2031	15,042	—
JHCC Holdings LLC	1318 Pike Rd	Pike Road, AL 36064	Automobiles	One stop*	SF + 5.25%(h)	9.55%	09/2027	9,432	—
				One stop*	SF + 5.25%(h)	9.55%	09/2027	2,584	—
				One stop˄	SF + 5.25%(h)	9.55%	09/2027	3,791	—
Kaman Corporation	1332 Blue Hills Avenue,	Bloomfield, CT 06002	Aerospace & Defense	Senior secured#(23)	SF + 2.75%(h)(i)	7.05%	02/2032	914	—
				Senior secured#(5)(23)	SF + 2.75%	N/A	02/2032	—	—
Kaseya Inc.	26 W. 17th Street, 19th Floor	New York, NY 10011	Software	Senior secured˄(23)	SF + 3.25%(g)	7.58%	03/2032	14,888	—
Kenan Advantage Group, Inc.	4366 Mt. Pleasant Street	North Canton, OH 44720	Road & Rail	Senior secured˄(23)	SF + 3.25%(g)	7.58%	01/2029	21,500	—
KKR Apple Bidco, LLC	6652 Pinecrest Dr, #300	Plano, TX 75024	Airlines	Senior secured˄(23)	SF + 2.50%(g)	6.83%	09/2031	9,088	—
Kleinfelder Intermediate, LLC	550 W Central St, Suite 1200	San Diego, CA 92101	Commercial Services & Supplies	One stop˄(5)	SF + 5.00%	N/A	09/2028	—	—
				One stop˄	SF + 5.00%(h)	9.28%	09/2030	1,805	—
				One stop˄	SF + 5.00%(h)	9.28%	09/2030	196	—
Knowledge Universe Education LLC	650 North East Holladay St, Suite 1400	Portland, OR 97232	Diversified Consumer Services	Senior secured˄(8)(23)	SF + 3.25%(h)	7.55%	06/2030	5,980	—
Knowlton Development Corporation, Inc.	375 Blvd. Roland—Therrien, Ste 210	Longueuil, QB J4H 4A6, Canada	Personal Products	Senior secured˄(8)(11)(23)	SF + 4.00%(g)	8.33%	08/2028	11,025	—
Kona Buyer, LLC	201 W Saint John St	Spartanburg, SC 29306	Healthcare Technology	One stop˄(5)	SF + 7.00%	N/A	07/2031	(8)	—
				One stop˄	SF + 4.50%(h)	8.78%	07/2031	13,058	—
				One stop˄	SF + 4.50%(h)	8.78%	07/2031	766	—
				One stop˄	SF + 4.50%(h)	8.80%	07/2031	216	—
				One stop˄(5)	SF + 4.50%	N/A	07/2031	(19)	—
				One stop˄(5)	SF + 4.50%	N/A	07/2031	(13)	—
				One stop˄(5)	SF + 4.50%	N/A	07/2031	(2)	—
				One stop˄(5)	SF + 4.50%	N/A	07/2031	(14)	—
Krayden Holdings, Inc.	1491 W 124th Ave	Denver, CO 80234	Chemicals	Senior secured*	SF + 4.75%(g)	9.08%	03/2029	8,645	—
				Senior secured˄	SF + 4.75%(g)	9.08%	03/2029	42	—
				Senior secured˄	SF + 4.75%(g)	9.06%	03/2029	1,730	—
Lacker Bidco Limited	Unit 18 Jessops Riverside, 800 Brightside Ln	Sheffield S9 2RX, United Kingdom	Healthcare Technology	One stop˄(5)(8)(9)(10)	SN + 5.25%	N/A	08/2030	(30)	—
				One stop˄(8)(9)(10)	SN + 5.75%(f)	9.97%	02/2031	13,179	—
				One stop˄(8)(9)(10)	SN + 5.75%(f)	9.97%	02/2031	10,878	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
LDS Intermediate Holdings, LLC	13075 Manchester Rd, Suite 300	Des Peres, MO 63131	Transportation Infrastructure	One stop˄(5)	SF + 5.00%	N/A	02/2032	$—	—
				One stop˄#	SF + 5.00%(g)	9.33%	02/2032	54,891	—
				One stop˄(5)	SF + 5.00%	N/A	02/2032	—	—
LeadsOnline, LLC	6900 Dallas Pkwy, Suite 825	Plano, TX 75024	Software	One stop˄	SF + 4.50%(h)	8.79%	02/2028	774	—
				One stop*	SF + 4.50%(h)	8.79%	02/2028	4,384	—
				One stop˄(5)	SF + 4.50%	N/A	02/2028	—	—
				One stop*	SF + 4.50%(h)	8.80%	02/2028	2,236	—
LEIA FINCO US	Maurice Wilkes Building, Cowley Road	Cambridge, CB4 0DS, UK	IT Services	Senior secured˄(8)(10)(23)	SF + 3.25%(h)	7.46%	10/2031	11,995	—
Lighthouse Bidco GMBH	Maximiliansplatz 17 Blitzstart Holding	80333 Munich, Germany	Software	One stop˄(5)(8)(9)(16)	E + 5.00%	N/A	06/2031	—	—
				One stop˄(8)(9)(16)	E + 5.00%(c)	6.98%	12/2031	26,761	—
				One stop˄(5)(8)(9)(16)	E + 5.00%	N/A	12/2031	—	—
Liminex, Inc.	2030 East Maple Ave, Suite 100	El Segundo, CA 90245	Diversified Consumer Services	One stop˄	SF + 6.25%(h)	10.68%	11/2026	10,626	—
Liquid Tech Solutions Holdings LLC	74 Maple Street	Stoughton, MA 02072	Transportation Infrastructure	Senior secured˄	SF + 3.75%(g)	8.08%	03/2028	13,496	—
Litera Bidco, LLC	550 W Jackson Blvd, Suite 200	Chicago, IL 60661	Diversified Consumer Services	One stop˄(5)	SF + 5.00%	N/A	05/2028	—	—
				One stop˄	SF + 5.00%(g)	9.33%	05/2028	11,327	—
				One stop˄	SF + 5.00%	N/A	05/2028	—	—
				One stop˄	SF + 5.00%(g)	9.33%	05/2028	28,369	—
LogicMonitor, Inc.	820 State St, 1st Floor	Santa Barbara, CA 93101	Software	One stop˄(5)	SF + 5.50%	N/A	11/2031	—	—
				One stop˄	SF + 5.50%(h)	9.78%	11/2031	45,630	—
				LP interest	N/A	N/A	N/A	266	0.0%(25)
Lotus Topco, Inc.	230 W Monroe St, Suite 400	Chicago, IL 60606	Media	One stop˄(5)	SF + 4.75%	N/A	06/2030	—	—
				One stop*	SF + 4.75%(h)	9.05%	06/2030	1,689	—
				One stop˄(5)	SF + 4.75%	N/A	06/2030	—	—
Louisiana Fish Fry Products, Ltd.	5267 Plank Rd	Baton Rouge, LA 70805	Food Products	One stop#	SF + 6.25%(h)	10.70%	07/2027	8,648	—
LOV Acquisition LLC	17804 N US Hwy 41	Lutz, FL 33549	Healthcare Providers & Services	Senior secured˄	SF + 4.25%(g)	8.58%	11/2031	26,953	—
				Senior secured˄(5)	SF + 4.25%	N/A	11/2031	—	—
LSF11 Trinity Bidco, Inc.	2711 N Haskell Ave, Ste 1700	Dallas, TX 75204	Aerospace & Defense	Senior secured˄	SF + 3.00%(g)	7.32%	06/2030	11,894	—
Madison IAQ LLC	444 W Lake, Suite 4400	Chicago, IL 60606	Industrial Conglomerates	Senior secured˄(8)(23)	SF + 2.50%(i)	6.61%	06/2028	4,902	—
Madison Park Funding XVII, Ltd.	Windward 3, Regatta Office Park, P.O. Box 1350	Grand Cayman KY1—1108 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)(24)	SF + 4.15%(h)	8.42%	10/2037	5,708	—
Majesco	412 Mt Kemble Ave, Suite 110C	Morristown, NJ 07960	Insurance	One stop˄(5)	SF + 4.75%	N/A	09/2027	—	—
				One stop*˄	SF + 4.75%(h)	9.05%	09/2028	44,616	—
Mamba Purchaser, Inc.	4950 Communication Ave Suite 100	Boca Raton, FL 33431	Healthcare Providers & Services	Senior secured˄#(23)	SF + 2.75%(g)	7.08%	10/2028	21,849	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Marcone Yellowstone Buyer Inc.	1 City Pl, Suite 400	St Louis, MO 63141	Trading Companies & Distributors	One stop*(22)	SF + 7.00%(h)	8.19% cash/3.25% PIK	06/2028	$10,799	—
				One stop*(22)	SF + 7.00%(h)	8.19% cash/3.25% PIK	06/2028	4,580	—
Mariner Wealth Advisors, LLC	800 S. Douglas Road, Suite 900	Coral Gables, FL 33134	Diversified Financial Services	Senior secured˄	SF + 2.50%(h)	6.80%	12/2030	12,744	—
Matrix42 Holding GMBH	Elbinger Straße 7	60487 Frankfurt Germany	Software	One stop˄(8)(9)(16)	E + 6.25%(d)	8.90%	12/2029	192	—
Maverick Bidco Inc.	5001 Plaza on the Lake Ste 111	Austin, TX 78746	IT Services	Senior secured˄	SF + 3.75%(h)	8.18%	05/2028	4,998	—
				Senior secured˄	SF + 4.75%(h)	9.13%	05/2028	37,155	—
				Senior secured˄	SF + 5.00%(h)	9.38%	05/2028	56,515	—
Mavis Tire Express Services Topco, Corp.	358 Saw Mill River Rd	Millwood, NY 10546	Automobiles	Senior secured˄(8)(23)	SF + 3.00%(h)	7.33%	05/2028	13,162	—
McAfee, LLC	6220 America Center Drive	San Jose, CA 95002	Diversified Consumer Services	Senior secured˄(8)(23)	SF + 3.00%(g)	7.32%	03/2029	4,842	—
Med Parentco, LP	1950 Old Gallows Rd, #520	Vienna, VA 22182	Specialty Retail	Senior secured˄(23)	SF + 3.25%(g)	7.58%	04/2031	16,388	—
Mediware Information Systems, Inc.	11300 Switzer Road	Overland Park, KS 66210	Healthcare Technology	Senior secured˄#(23)	SF + 3.00%(g)	7.44%	03/2028	19,450	—
Medlar Bidco Limited	107 Cheapside, Suite 610—611	London, ENG EC2V 6DN, United Kingdom	Diversified Financial Services	One stop˄(8)(9)(19)	SN + 5.00%(f)	9.22%	05/2032	35,952	—
				One stop˄(5)(8)(9)(19)	SN + 5.00%	N/A	05/2032	—	—
				One stop˄(8)(9)(19)	E + 5.00%(c)	7.14%	05/2032	43,968	—
Menlo Ridgeview Co—Invest, LLC	75 Rowland Way, Suite 300	Novato, CA 94945	Software	LLC interest	N/A	N/A	N/A	1,508	—
Metal Supermarkets US Buyer, LLC	5399 Eglinton Ave W, Suite 210	Toronto, ON 905, Canada	Specialty Retail	One stop˄(8)(11)	SF + 4.75%(i)	8.97%	12/2030	12,385	—
				One stop˄(5)(8)(11)	SF + 4.75%	N/A	12/2030	—	—
				LLC units(8)(11)	N/A	N/A	N/A	—	—
				Preferred stock(8)(11)	N/A	N/A	N/A	124	0.2%
Metatiedot Bidco Oy & Metatiedot US, LLC	Peltokatu 34 C	33100 Tampere, Finland	Software	One stop˄(5)(8)(9)(15)	E + 5.25%	N/A	11/2030	—	—
				One stop˄(8)(9)(15)	E + 5.25%(c)	7.26%	11/2031	14,714	—
				One stop˄(8)(9)(15)	E + 5.25%(c)	7.26%	11/2031	119	—
				One stop˄(8)(15)	SF + 5.25%(h)	9.58%	11/2031	9,353	—
MIC GLEN LLC	688 Millsap Rd, Suite 200	Fayetteville, AR 72703	Food Products	Senior secured˄(23)	SF + 3.25%(g)	7.58%	07/2028	19,926	—
Mister Car Wash Holdings, Inc.	17605 Wright Street	Omaha, NE 68130	Automobiles	Senior secured˄(8)(23)	SF + 2.50%(g)	6.83%	03/2031	12,627	—
Modena Buyer, LLC	3421 Hillview Ave	Palo Alto, CA 94304	Software	Senior secured˄(23)	SF + 4.50%(h)	8.78%	07/2031	9,608	—
Modernizing Medicine, Inc.	4850 Network Way, Suite 200	Boca Raton, FL 33431	Healthcare Technology	One stop˄(22)	SF + 5.25%(h)	6.80% cash/2.75% PIK	04/2032	125,168	—
				One stop˄(5)	SF + 4.75%	N/A	04/2032	(118)	—
				Preferred stock(21)	N/A	N/A	N/A	14,010	2.4%
Motus Group, LLC	1 Beacon Street, 15th Floor	Boston, MA 02108	Software	Senior secured˄	SF + 3.75%(h)	8.05%	12/2028	8,815	—
Movement Holdings, LLC	1050 W Hampden Ave	Englewood, CO 80110	Leisure Products	One stop*˄(8)(10)	SF + 5.25%(g)	9.58%	03/2030	22,080	—
				One stop˄(5)(8)(10)	SF + 5.25%	N/A	03/2030	—	—
				One stop˄(5)(8)(10)	SF + 5.25%	N/A	03/2030	—	—
				LLC units(8)(10)	N/A	N/A	N/A	473	0.4%

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
MRH Trowe Germany GMBH	Walther—von—Cronberg—Platz 6	Frankfurt 60594, Germany	Insurance	One stop˄(5)(8)(9)(16)	E + 5.00%	N/A	11/2031	$(29)	—
				One stop˄(8)(9)(16)	E + 5.00%(c)	7.14%	08/2025	64,923	—
				One stop˄(5)(8)(9)(16)	E + 5.00%	N/A	05/2032	(109)	—
MYOB Invest Co Pty Ltd	168 Cremorne St, Level 3	Cremorne, VIC 3121, Australia	Software	One stop˄(8)(9)(12)	A + 5.50%(e)	9.21%	06/2030	163,124	—
National Express Wash Parent Holdco, LLC	231 NW 42nd Ave	Miami, FL 33126	Automobiles	One stop˄(5)	SF + 5.00%	N/A	07/2029	—	—
				One stop˄#	SF + 5.00%(h)	9.30%	07/2029	37,889	—
				One stop˄	SF + 5.00%(i)	9.24%	07/2029	13,760	—
				One stop˄	SF + 5.00%(h)	9.30%	07/2029	12,182	—
Navex TopCo, Inc.	5500 Meadows Road, Suite 500	Lake Oswego, OR 97035	Software	One stop*˄	SF + 5.25%(g)	9.57%	11/2030	22,871	—
				One stop˄(5)	SF + 5.75%	N/A	11/2028	—	—
NBG Acquisition Corp. and NBG—P Acquisition Corp.	168 E Freedom Ave.	Anaheim, CA 92801	Professional Services	One stop*˄	SF + 5.50%(h)	9.93%	11/2028	14,625	—
				One stop˄	SF + 5.50%(h)	9.95%	11/2028	2,623	—
Neptune Holdings, Inc.	4221 W Boy Scout Blvd, Ste 350	Tampa, FL 33607	Healthcare Technology	One stop˄	SF + 4.50%	N/A	08/2029	—	—
				One stop˄	SF + 4.50%(h)	8.80%	09/2030	5,561	—
Netsmart Technologies, Inc.	11100 Nall Ave	Overland Park, KS 66211	Healthcare Technology	One stop˄#(22)	SF + 4.95%(g)	6.83% cash/2.45% PIK	08/2031	58,059	—
				One stop˄(5)	SF + 4.50%	N/A	08/2031	—	—
				One stop˄(5)	SF + 6.95%	N/A	08/2031	—	—
Netwrix Corporation	6160 Warren Pkwy, Suite 100	Frisco, TX 75034	IT Services	One stop*	SF + 4.75%(h)	9.08%	06/2029	8,644	—
Neuberger Berman CLO 32R, Ltd.	PO Box 1093, Boundary Hall, Cricket Square	Grand Cayman KY1—1102 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)	SF + 4.25%(h)	8.53%	07/2039	5,500	—
New Look Corporation and New Look Vision Group Inc.	1 Place Ville—Marie, Suite 3670	Montreal, QC H3B 3P2, Canada	Healthcare Providers & Services	One stop˄(8)(9)(11)(22)	CA + 5.50%(j)	6.50% cash/2.00% PIK	05/2028	11,106	—
NSM Top Holdings Corp.	318 Seaboard Ln, Suite 202	Franklin, TN 37067	Healthcare Equipment & Supplies	Senior secured˄#	SF + 4.75%(g)	9.15%	05/2029	3,416	—
Oakbridge Insurance Agency LLC	887 W Marietta St NW, Studio N—108	Atlanta, GA 30318	Insurance	One stop˄	SF + 5.75%(g)	10.06%	11/2029	75	—
				One stop˄	SF + 5.75%(g)	10.06%	11/2029	2,732	—
				One stop*˄	SF + 5.75%(g)	10.06%	11/2029	6,563	—
				One stop˄(5)	SF + 5.00%	N/A	11/2029	(68)	—
				LP units	N/A	N/A	N/A	91	0.0%(25)
OEConnection, LLC	4205 Highlander Pkwy	Richfield, OH 44286	Auto Components	One stop˄	SF + 5.25%(g)	9.58%	04/2031	7,074	—
				One stop˄(5)	SF + 5.25%	N/A	04/2031	—	—
				One stop˄	SF + 5.25%(g)	9.58%	04/2031	40,544	—
				One stop˄(5)	SF + 5.25%	N/A	04/2031	—	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
OHA Credit Funding 22, Ltd.	190 Elgin Avenue, George Town	Grand Cayman KY1—9008 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)(24)	SF + 4.25%(h)	8.57%	07/2038	$2,539	—
OHA Credit Partners VII, Ltd.	PO Box 1093, Boundary Hall, Cricket Square	Grand Cayman KY1—1102 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)(23)(24)	SF + 3.50%(h)	7.82%	02/2028	1,999	—
OMNIA Partners, LLC	840 Crescent Centre Dr, Suite 600	Franklin, TN 37067	Commercial Services & Supplies	Senior secured˄(23)	SF + 2.75%(h)	7.03%	07/2030	5,076	—
OneDigital Borrower LLC	200 Galleria Pkwy, Suite 1950	Atlanta, GA 30339	Insurance	Senior secured˄(23)	SF + 3.00%(g)	7.33%	07/2031	13,418	—
Onit, Inc.	100 Galleria Pkwy, Suite 1030	Atlanta, GA 30339	Software	One stop˄	SF + 4.75%(h)	9.03%	01/2032	18,763	—
				One stop˄(5)	SF + 4.75%	N/A	01/2032	—	—
				One stop˄(5)	SF + 4.75%	N/A	01/2032	—	—
Orion Advisor Solutions	17605 Wright St	Omaha, NE 68130	Diversified Financial Services	Senior secured˄(23)	SF + 3.75%(h)	8.03%	09/2030	14,160	—
Orion CLO 2025—5, Ltd.	71 Fort Street, P.O. Box 500	Grand Cayman KY1—1106 Cayman Islands	Specialized Finance	Structured Finance Note˄(8)(20)	SF + 4.25%(h)	8.60%	07/2038	4,000	—
Orsay Bidco 1 B.V. and Sky Group Holding B.V.	Pesetastraat 46, Barendrecht	Rotterdam 2991, Netherlands	Software	One stop˄(8)(9)(14)	E + 5.75%(c)	7.73%	11/2029	10,246	—
				One stop˄(8)(9)(14)	E + 5.00%(c)	6.98%	11/2029	739	—
OSP Hamilton Purchaser, LLC	410 E Rivulon Blvd, Suite 111	Gilbert, AZ 85295	Banks	One stop*	SF + 4.75%(h)	9.03%	12/2029	2,769	—
				One stop˄	SF + 4.75%(h)	9.01%	12/2029	1,220	—
				One stop˄	SF + 4.75%(h)	9.03%	12/2029	278	—
				One stop˄(5)	SF + 4.75%	N/A	12/2029	(34)	—
OSTTRA Group, Ltd.	1 Duval Square	London, UK	Diversified Financial Services	Senior secured#(8)(10)(23)	SF + 3.50%(h)	7.80%	06/2032	6,628	—
Outcomes Group Holdings, Inc.	1277 Treat Blvd, Suite 800	Walnut Creek, CA 94597	Professional Services	Senior secured˄(23)	SF + 3.75%(g)	8.08%	05/2031	13,048	—
Packaging Coordinators Midco, Inc.	3001 Red Lion Rd	Philadelphia, PA 19114	Containers & Packaging	One stop˄	SF + 4.75%(h)	9.02%	01/2032	28,074	—
				One stop˄(5)	SF + 4.75%	N/A	01/2032	—	—
				One stop˄	SF + 4.75%	N/A	01/2032	—	—
				One stop˄	SF + 4.75%	N/A	01/2032	—	—
				One stop˄	SF + 4.75%	N/A	01/2032	—	—
Paint Intermediate III, LLC	20917 63rd Ave	Lynnwood, WA 98036	Automobiles	Senior secured˄(23)	SF + 3.00%(h)	7.30%	10/2031	11,895	—
Panzura, LLC	2880 Stevens Creek Blvd, Suite 100	San Jose, CA 95128	Software	One stop˄(22)	N/A	4.00% cash/11.00% PIK	08/2027	58	—
				LLC units	N/A	N/A	N/A	—	0.0%(25)
Particle Investments	Vordergasse 59	8200 Schaffhausen, Switzerland	IT Services	Senior secured˄	SF + 3.75%(g)	8.08%	03/2031	3,015	—
PAS Parent Inc.	2665 Long Lake Rd, Suite 300	Roseville, MN 55113	Life Sciences Tools & Services	One stop*˄	SF + 4.75%(g)	9.08%	12/2028	19,503	—
				One stop˄(5)	SF + 4.75%	N/A	12/2028	—	—
PB Group Holdings, LLC	804 Ocean Ave, Suite 2	Belmar, NJ 07719	Hotels, Restaurants & Leisure	One stop˄(22)	SF + 5.50%(g)	7.08% cash/2.75% PIK	08/2030	33,116	—
				One stop˄	SF + 5.00%(g)	9.33%	08/2030	454	—
				LP units	N/A	N/A	N/A	311	0.1%
PDQ Intermediate, Inc.	230 W 200 S, Suite 3101	Salt Lake City, UT 84101	IT Services	Subordinated debt˄(22)	N/A	13.75% PIK	10/2031	63	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Pegasus BidCo	Fascinatio Boulevard 270—272	Rotterdamn, 3009 AR, Netherlands	Containers & Packaging	Senior secured˄(8)(14)	SF + 3.25%(h)	7.58%	07/2029	$17,478	—
Personify, Inc.	7010 Easy Wind Dr, Building II	Austin, TX 78752	Software	One stop*	SF + 4.75%(h)	9.05%	09/2028	7,395	—
				One stop#	SF + 4.75%(h)	9.05%	09/2028	19,880	—
PetVet Care Centers LLC	One Gorham Island	Westport, CT 06880	Specialty Retail	One stop*	SF + 6.00%(g)	10.33%	11/2030	8,706	—
				One stop˄(5)	SF + 6.00%	N/A	11/2029	(74)	—
				One stop˄(5)	SF + 6.00%	N/A	11/2030	—	—
PGA Holdings, Inc.	404 Columbia Pl	South Bend, IN 46601	Professional Services	Senior secured˄(23)	SF + 3.25%(g)	7.58%	04/2031	25,917	—
Pharmerica	805 N Whittington Pkwy	Louisville, KY 40222	Healthcare Providers & Services	Senior secured˄(23)	SF + 2.50%(g)	6.83%	02/2031	12,396	—
Pike Corporation	100 Pike Way	Mount Airy, NC 27030	Construction & Engineering	Senior secured˄(8)(23)	SF + 3.00%(g)	7.44%	01/2028	10,592	—
Pineapple German Bidco GMBH	Karlstraße 47	Munich 80333, Germany	Software	One stop˄(8)(9)(16)(22)	E + 5.25%(c)	7.19%	01/2031	21,057	—
				One stop˄(8)(9)(16)(22)	E + 5.25%(c)	7.19%	01/2031	1,445	—
				One stop˄(8)(9)(16)(22)	E + 5.50%(c)	7.44%	01/2031	6,526	—
				One stop˄(8)(9)(16)(22)	E + 5.50%(c)	7.44%	01/2031	5,746	—
				One stop˄(8)(16)(22)	SF + 5.25%(h)	9.54%	01/2031	16,778	—
				One stop˄(8)(16)(22)	SF + 5.25%(h)	9.54%	01/2031	1,416	—
				One stop˄(5)(8)(9)(16)	E + 5.25%	N/A	01/2031	(487)	—
Pinnacle Treatment Centers, Inc.	1317 Route 73, Suite 200	Mt Laurel, NJ 08054	Healthcare Providers & Services	One stop˄	P + 4.50%(a)	12.00%	01/2027	1,643	—
				One stop*˄	SF + 5.75%(h)	10.08%	01/2027	19,519	—
				One stop˄	SF + 5.75%(h)	10.08%	01/2027	17,200	—
				One stop˄	SF + 5.75%(h)	10.08%	01/2027	1,753	—
				One stop˄	SF + 5.75%(h)	10.08%	01/2027	822	—
				One stop˄	SF + 5.75%(h)	10.08%	01/2027	1,087	—
				One stop˄	SF + 5.75%(h)	10.08%	01/2027	8,408	—
Planview Parent, Inc.	12301 Research Blvd, Plaza V	Austin, TX 78759	Software	Senior secured˄(23)	SF + 3.50%(h)	7.80%	12/2027	16,650	—
Pluralsight, LLC	42 Future Way	Draper, UT 84020	Software	One stop˄(5)	SF + 4.50%	N/A	08/2029	(3)	—
				One stop˄(22)	SF + 4.50%(h)	7.33% cash/1.50% PIK	08/2029	598	—
				One stop˄(5)	SF + 4.50%	N/A	08/2029	(7)	—
				One stop˄(22)	SF + 4.50%(h)	7.33% cash/1.50% PIK	08/2029	1,195	—
				One stop˄(22)	SF + 7.50%(h)	11.83% PIK	08/2029	1,945	—
				LLC units	N/A	N/A	N/A	1,396	0.6%
PointClickCare Technologies, Inc.	5570 Explorer Drive	Mississauga, ON L4W 0C4	Healthcare Technology	Senior secured˄(8)(11)(23)	SF + 3.25%(i)	7.42%	11/2031	20,027	—
Power Grid Holdings, Inc.	5551 Parkwest Dr, Suite 115	Bessemer, AL 35022	Electrical Equipment	One stop˄	SF + 4.75%(g)	9.06%	12/2030	7	—
				One stop˄	SF + 4.75%(a)(h)	9.05%	12/2030	507	—
PPV Intermediate Holdings, LLC	141 Longwater Drive, Suite 108	Norwell, MA 02061	Healthcare Providers & Services	One stop*	SF + 5.75%(h)	10.08%	08/2029	4,950	—
				One stop˄	SF + 5.25%(h)	9.58%	08/2029	4,483	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Precision Medicine Group, LLC	733 W Madison St	Chicago, IL 60661	Healthcare Equipment & Supplies	Senior secured˄(23)	SF + 3.00%(g)	7.43%	11/2027	$9,496	—
Premise Health Holding Corp.	5500 Maryland Way, Suite 200	Brentwood, TN 37027	Healthcare Providers & Services	One stop˄	SF + 5.25%(h)	9.55%	03/2031	29,387	—
				One stop˄	SF + 5.25%(g)	9.57%	03/2030	229	—
Project Alpha Intermediate Holdings, Inc.	211 S Gulph Road, Suite 500	King of Prussia, PA 19406	Diversified Consumer Services	Senior secured˄(23)	SF + 3.25%(h)	7.55%	10/2030	10,196	—
Proofpoint, Inc.	925 W Maude Ave	Sunnyvale, CA 94085	Software	Senior secured˄#(23)	SF + 3.00%(g)	7.33%	08/2028	27,712	—
Propulsion Newco LLC	Parque Tecnológico, Edificio 300	48170 Zamudio, Vizcaya, Spain	Aerospace & Defense	Senior secured˄(8)(23)	SF + 3.25%(h)	7.55%	09/2029	14,254	—
Provenance Buyer LLC	5501 Communications Pkwy	Sarasota, FL 34240	Diversified Consumer Services	One stop*	SF + 5.50%(h)	9.90%	06/2027	3,655	—
				One stop*	SF + 5.50%(h)	9.90%	06/2027	7,129	—
PSC Parent, Inc.	725 Main St	Baton Rouge, LA 70802	Commercial Services & Supplies	One stop˄	SF + 5.25%(g)	9.56%	04/2031	151	—
				One stop˄	SF + 5.25%(g)	9.58%	04/2031	240	—
				One stop˄	SF + 5.25%(g)	9.57%	04/2030	107	—
				One stop˄	SF + 5.25%(g)	9.56%	04/2031	1,443	—
QAD, Inc.	100 Innovation Pl	Santa Barbara, CA 93108	Software	One stop*	SF + 4.75%(g)	9.08%	11/2027	9,773	—
QSR Acquisition Co.	129 Portland St	Boston, MA 02114	Hotels, Restaurants & Leisure	One stop˄	SF + 4.25%(h)	8.57%	06/2032	15,197	—
				One stop˄(5)	SF + 4.25%	N/A	06/2032	(5)	—
				One stop˄(5)	SF + 4.25%	N/A	06/2032	(13)	—
Quick Quack Car Wash Holdings, LLC	6020 West Oaks Blvd, Ste 300	Rocklin, CA 95765	Automobiles	One stop˄	SF + 4.75%(g)	9.08%	06/2031	2,378	—
				One stop˄(5)	SF + 4.75%	N/A	06/2031	(1)	—
				One stop˄	SF + 4.75%(g)	9.07%	06/2031	185	—
				One stop˄(5)	SF + 4.75%	N/A	06/2031	(24)	—
				LP units	N/A	N/A	N/A	524	0.0%(25)
				LLC units	N/A	N/A	N/A	100	0.0%(25)
Radiance Borrower, LLC	300 Union Blvd, Suite 600	Lakewood, CO 80228	Specialty Retail	One stop˄	SF + 5.25%(g)	9.58%	06/2031	388	—
				One stop˄#(22)	SF + 5.75%(g)	7.33% cash/2.75% PIK	06/2031	41,309	—
Radwell Parent, LLC	1 Millennium Dr	Willingboro, NJ 08046	Commercial Services & Supplies	One stop˄	SF + 5.50%(h)	9.80%	03/2029	1,375	—
				One stop*	SF + 5.50%(h)	9.80%	03/2029	15,638	—
Ranpak Corporation	7990 Auburn Road	Concord Township, OH 44077	Paper & Forest Products	Senior secured˄#(8)	SF + 4.50%(h)	8.80%	12/2031	3,631	—
				Senior secured˄#(8)	SF + 4.50%(h)	8.80%	12/2031	2,323	—
RC Buyer, Inc.	2450 Huish Rd.	Dyersburg, TN 38024	Auto Components	Senior secured˄(23)	SF + 3.50%(g)	7.94%	07/2028	9,154	—
RealPage, Inc.	2201 Lakeside Blvd	Richardson, TX 75082	Real Estate Management & Development	Senior secured˄(23)	SF + 3.00%(h)	7.56%	04/2028	4,895	—
RealTruck Group, Inc.	5400 S. State Rd.	Ann Arbor, MI 48108	Auto Components	Senior secured˄(8)(23)	SF + 3.75%(g)	8.19%	01/2028	9,176	—
ReliaQuest Holdings, LLC	1001 Water St, Suite 1900	Tampa, FL 33602	IT Services	One stop˄(5)	SF + 6.00%	N/A	04/2031	(17)	—
				One stop˄(5)	SF + 5.50%	N/A	04/2031	(49)	—
				One stop˄(22)	SF + 6.00%(h)	7.03% cash/3.25% PIK	04/2031	40,914	—
				One stop˄(22)	SF + 6.00%(h)	7.03% cash/3.25% PIK	04/2031	56,607	—
Resonetics, LLC	26 Whipple St	Nashua, NH 03060	Healthcare Equipment & Supplies	Senior secured˄#(23)	SF + 3.25%(h)	7.57%	06/2031	23,160	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
RJW Group Holdings, Inc.	11240 Katherine’s Crossing, Suite 400	Woodridge, IL 60517	Air Freight & Logistics	One stop˄	SF + 5.00%(h)	9.30%	11/2031	$49,796	—
				One stop˄(5)	SF + 5.00%	N/A	11/2031	—	—
				LP units	N/A	N/A	N/A	1,687	0.2%
Rooster BidCo Limited	15 Canada Sq	London, ENG E13 5GL, United Kingdom	Hotels, Restaurants & Leisure	One stop˄(8)(9)(10)	SN + 5.00%	N/A	03/2032	—	—
				One stop˄(5)(8)(9)(10)	SN + 5.00%	N/A	03/2032	—	—
				One stop˄(8)(9)(10)	SN + 5.00%(f)	9.22%	03/2032	45,633	—
				Preferred stock(8)(10)	N/A	N/A	N/A	1,655	—
Royal Holdco Corporation	12130 Santa Margarita Ct	Rancho Cucamonga, CA 91730	Construction & Engineering	One stop˄(5)	SF + 4.50%	N/A	12/2030	—	—
				One stop˄	SF + 4.50%(h)	8.83%	12/2030	1,115	—
				One stop˄	SF + 4.50%(h)	8.81%	12/2030	27,794	—
RW AM Holdco LLC	75 Executive Dr, Suite 200	Aurora, IL 60504	Diversified Consumer Services	One stop*	SF + 5.25%(h)	9.65%	04/2028	8,481	—
Sapphire Bidco Oy	Linnoitustie 2, Cello—rakennus, PL 97	02601 Espoo Finland	Software	One stop˄(8)(9)(15)	E + 5.25%(c)	7.53%	07/2029	15,316	—
Saturn Borrower Inc.	8800 E Raintree Dr, Suite 110	Scottsdale, AZ 85260	IT Services	One stop*	SF + 6.00%(h)	10.30%	11/2028	8,190	—
				One stop˄	SF + 6.00%(g)	10.32%	11/2028	96	—
Scientific Games Holdings LP	1500 Bluegrass Lakes Pkwy	Alpharetta, GA 30004	Hotels, Restaurants & Leisure	Senior secured˄#(23)	SF + 3.00%(h)	7.28%	04/2029	15,008	—
SDC Holdco, LLC	55 Waugh Drive Suite 1200	Houston, TX 77007	Hotels, Restaurants & Leisure	One stop*˄	SF + 4.75%(h)	9.05%	06/2031	41,351	—
				One stop˄(5)	SF + 4.75%	N/A	06/2031	—	—
				Second lien˄(22)	SF + 8.50%(h)	12.80% PIK	06/2032	6,537	—
Service Logic Acquisition, Inc.	650 S Tryon Street, Suite 1000	Charlotte, NC 28202	Construction & Engineering	Senior secured˄#	SF + 3.00%(h)	7.28%	10/2027	12,920	—
Severin Acquisition, LLC	800 N State Street, Suite 304	Dover, DE 19901	Diversified Consumer Services	One stop˄(22)	SF + 5.00%(g)	7.08% cash/2.25% PIK	10/2031	33,698	—
				One stop˄	SF + 4.75%(g)	9.08%	10/2031	1,798	—
				One stop˄(22)	SF + 5.00%(g)	7.08% cash/2.25% PIK	10/2031	863	—
Shift4 Payments, LLC	3501 Corporate Parkway	Center Valley, PA 18034	Diversified Financial Services	Senior secured#(8)(23)	SF + 2.75%(h)	7.05%	05/2032	504	—
Shout! Factory, LLC	220 36th St, 4th Floor	Brooklyn, NY 11232	Media	One stop˄	SF + 5.25%(h)	9.55%	06/2031	17,626	—
				One stop˄(5)	SF + 5.25%	N/A	06/2031	(32)	—
Signia Aerospace, LLC	1575 West 124th Avenue, Suite 210	Westminster, Colorado 80234	Aerospace & Defense	Senior secured˄#	SF + 3.00%(h)	7.30%	12/2031	8,339	—
				Senior secured˄#	SF + 3.00%	N/A	12/2031	4	—
Sixth Street CLO XIV, Ltd.	71 Fort Street, P.O. Box 500	Grand Cayman KY1—1106 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)(24)	SF + 3.70%(h)	8.02%	01/2038	2,014	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Smart Energy Systems, Inc.	15495 Sand Canyon Ave, Suite 100	Irvine, CA 92618	Electric Utilities	One stop˄(22)	SF + 7.50%(i)	7.88% cash/3.75% PIK	01/2030	$613	—
				One stop˄(22)	SF + 7.50%(h)(i)	8.01% cash/3.75% PIK	01/2030	5,667	—
				Warrant	N/A	N/A	N/A	142	0.0%(25)
SMX Technologies	44150 Smartronix Way	Hollywood, MD 20636	Aerospace & Defense	Senior secured˄#	SF + 4.50%(h)	8.80%	02/2032	4,706	—
Southern Veterinary Partners, LLC	2204 Lakeshore Dr, Suite 325	Birmingham, AL 35209	Healthcare Providers & Services	Senior secured˄#(23)	SF + 3.25%(h)	7.53%	12/2031	18,510	—
Spindrift Beverage Co. Inc.	55 Chapel St	Newton, MA 02458	Beverages	One stop˄	SF + 5.25%(h)	9.53%	02/2032	306	—
				One stop˄(5)	SF + 5.25%	N/A	02/2032	—	—
				One stop˄	SF + 5.25%(h)	9.53%	02/2032	22,323	—
				LP units	N/A	N/A	N/A	3,477	0.7%
SSRG Holdings, LLC	2839 Paces Ferry Rd, Suite 500	Atlanta, GA 30339	Hotels, Restaurants & Leisure	One stop˄	SF + 4.75%(h)	9.05%	11/2027	979	—
				One stop*˄	SF + 4.75%(h)	9.05%	11/2027	22,680	—
				One stop˄	SF + 4.75%(h)	9.05%	11/2027	10,137	—
Star Holding, LLC	24275 Katy Frwy, Ste 600	Katy, TX 77494	Construction Materials	Senior secured˄(8)(23)	SF + 4.50%(g)	8.83%	07/2031	16,492	—
Stellar Brands, LLC	2929 Carlisle St, Suite 100	Dallas, TX 75204	Diversified Consumer Services	Senior secured˄	SF + 4.50%(i)	8.72%	02/2031	9,124	—
				Senior secured˄(5)	SF + 4.50%	N/A	02/2031	—	—
Stratose Intermediate Holdings II, LLC	2 Crossroads Dr	Bedminster, NJ 07921	Healthcare Technology	Senior secured˄(23)	SF + 2.75%(g)	7.08%	09/2029	1,983	—
				Senior secured˄(23)	SF + 3.25%(g)	7.58%	11/2031	4,955	—
StrongDM, Inc.	20 Park Road	San Mateo, CA 94010	Software	Preferred stock	N/A	N/A	N/A	3,599	1.2%
Super REGO, LLC	980 Hammond Dr. Ste 1100	Atlanta, GA 30328	Hotels, Restaurants & Leisure	Subordinated debt˄(22)	N/A	15.00% PIK	03/2030	36	—
Tacala LLC	3750 Corporate Woods Drive	Vestavia Hills, AL 35242	Hotels, Restaurants & Leisure	Senior secured˄#(23)	SF + 3.50%(g)	7.83%	01/2031	19,670	—
Tebra Technologies, Inc.	1111 Bayside Dr, Suite 270	Corona Del Mar, CA 92625	Healthcare Technology	One stop˄(22)	SF + 8.00%(h)	8.95% cash/3.50% PIK	08/2025	11,216	—
Technimark, LLC	180 Commerce Place	Asheboro, NC 27203	Containers & Packaging	Senior secured˄	SF + 3.25%(g)	7.57%	04/2031	10,830	—
Telesoft Holdings LLC	1661 East Camelback Road, Suite 300	Phoenix, AZ 85016	Software	One stop*	SF + 5.75%(g)	10.18%	12/2026	5,642	—
Thermogenics, Inc.	6 Scanlon Crt	Aurora, Ontario L4G 7B2, Canada	Machinery	One stop˄(8)(9)(11)	CA + 4.25%(j)	6.93%	06/2032	906	—
				One stop˄(5)(8)(11)	SF + 4.25%	N/A	06/2032	(4)	—
				One stop˄(8)(11)	SF + 4.25%(h)	8.55%	06/2032	1,151	—
				One stop˄(5)(8)(11)	SF + 4.25%	N/A	06/2032	(18)	—
Thermostat Purchaser III, Inc.	10 Parkway North Suite #100	Deerfield, IL 60015	Commercial Services & Supplies	Senior secured˄	SF + 4.25%(h)	8.55%	08/2028	11,995	—
TIDI Legacy Products, Inc.	570 Enterprise Drive	Neenah, WI 54956	Healthcare Equipment & Supplies	One stop˄	SF + 4.50%	N/A	12/2029	—	—
				One stop˄	SF + 5.00%	N/A	12/2029	—	—
				One stop˄	SF + 4.50%(g)	8.83%	12/2029	1,637	—
Togetherwork Holdings, LLC	Two Ravinia Dr, Suite 500	Atlanta, GA 30346	Software	One stop˄	SF + 5.00%(g)	9.33%	05/2031	1,042	—
				One stop˄(5)	SF + 5.00%	N/A	05/2031	(53)	—
				One stop˄	SF + 5.00%(g)	9.33%	05/2031	44,095	—
				Preferred stock	N/A	N/A	N/A	2,316	0.5%

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Transdigm, Inc.	1301 E 9th St, Suite 3000	Cleveland, OH 44114	Aerospace & Defense	Senior secured˄(8)(23)	SF + 2.75%(h)	7.05%	03/2030	$10,497	—
				Senior secured˄(8)(23)	SF + 2.75%(h)	7.05%	08/2028	5,011	—
Transform Bidco Limited	123 Victoria St, 11th Floor	London SW1E 6DE, United Kingdom	Software	One stop˄(5)(8)(10)	SF + 7.00%	N/A	06/2030	—	—
				One stop˄(8)(10)	SF + 6.50%(h)	10.76%	01/2031	7,818	—
				One stop˄(5)(8)(10)	SF + 7.00%	N/A	01/2031	—	—
				One stop˄(8)(9)(10)	A + 6.25%(e)	10.01%	01/2031	2,617	—
				One stop˄(8)(9)(10)	SN + 6.25%(f)	10.47%	01/2031	426	—
				One stop˄(8)(10)	SF + 6.50%(h)	10.76%	01/2031	14,757	—
				One stop˄(5)(8)(10)	SF + 6.50%	N/A	01/2031	—	—
				LP interest(8)(10)	N/A	N/A	N/A	3,477	2.4%
Tricentis Operations Holdings, Inc.	Leonard—Bernstein—Straße 10	Vienna 1220, Austria	Software	One stop˄(5)	SF + 5.50%	N/A	02/2032	—	—
				One stop˄(22)	SF + 6.25%(h)	5.68% cash/4.88% PIK	02/2032	62,618	—
				One stop˄(5)	SF + 5.50%	N/A	02/2032	—	—
				LP interest	N/A	N/A	N/A	42	0.0%(25)
Triple Lift, Inc.	400 Lafayette St, 5th Floor	New York, NY 10003	Media	One stop*	SF + 5.75%(h)	10.22%	05/2028	8,355	—
				One stop*	SF + 5.75%(h)	10.22%	05/2028	2,451	—
Truist Insurance Holdings, LLC	214 N Tryon St	Charlotte, NC 28202	Insurance	Senior secured˄#(8)(23)	SF + 2.75%(h)	7.05%	05/2031	6,689	—
TWAS Holdings, LLC	115 E Main St, PO Drawer 311	Thomaston, GA 30286	Automobiles	One stop˄#	SF + 6.00%(g)	10.43%	12/2026	22,765	—
UKG Inc.	900 Chelmsford St	Lowell, MA 01851	IT Services	Senior secured˄(23)	SF + 3.00%(g)	7.31%	02/2031	25,500	—
Vantage Bidco GMBH	Charlottenstraße 17	Berlin 10117, Germany	Software	One stop˄(8)(9)(16)(22)	E + 6.25%(c)	8.23%	04/2031	21,864	—
				One stop˄(5)(8)(9)(16)	E + 6.25%	N/A	10/2030	—	—
Varicent Intermediate Holdings Corporation	4711 Yonge St, Suite 300	Toronto, ON M2N 6K8, Canada	Professional Services	One stop˄(8)(11)(22)	SF + 5.75%(h)	6.93% cash/3.13% PIK	08/2031	43,091	—
				One stop˄(5)(8)(11)	SF + 5.25%	N/A	08/2031	—	—
				One stop˄(5)(8)(11)	SF + 5.75%	N/A	08/2031	—	—
Varinem German Midco GMBH	Joseph—Schumpeter—Allee 19	Bonn 53227, Germany	Software	One stop˄(8)(9)(16)	E + 5.25%(d)	7.84%	07/2031	27,793	—
				One stop˄(8)(9)(16)	E + 5.00%(c)	7.35%	07/2031	10,783	—
Vessco Midco Holdings, LLC	8217 Upland Cir	Chanhassen, MN 55317	Water Utilities	One stop˄	SF + 4.75%(g)(i)	9.05%	07/2031	15,577	—
				One stop˄(5)	SF + 4.75%	N/A	07/2031	—	—
				One stop˄	SF + 4.75%(g)(i)	9.04%	07/2031	2,025	—
Viper Bidco, Inc.	1575 Sawdust Rd, Suite 600	The Woodlands, TX 77380	Software	One stop˄(8)(9)	SN + 5.00%(f)	9.22%	11/2031	25,387	—
				One stop˄	SF + 5.00%(h)	9.30%	11/2031	50,492	—
				One stop˄(5)	SF + 5.00%	N/A	11/2031	—	—
				One stop˄(5)	SF + 5.00%	N/A	11/2031	—	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
Virginia Green Acquisition, LLC	2701 Emerywood Pkwy, Suite 100	Richmond, VA 23294	Diversified Consumer Services	One stop*	SF + 5.25%(i)	9.42%	12/2030	$14,952	—
				One stop˄	SF + 5.25%(i)	9.48%	12/2030	4,188	—
				One stop˄(5)	SF + 5.25%	N/A	12/2029	—	—
				LP units	N/A	N/A	N/A	82	0.0%(25)
Voya CLO 2020—2, Ltd.	PO Box 1093, Boundary Hall, Cricket Square	Grand Cayman KY1—1102 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)(24)	SF + 4.00%(h)	8.29%	01/2038	993	—
Voya CLO 2025—2, Ltd.	PO Box 1093, Boundary Hall, Cricket Square	Grand Cayman KY1—1102 Cayman Islands	Specialized Finance	Structured Finance Note(8)(20)	SF + 4.85%(h)	9.15%	07/2038	5,000	—
VS Buyer, LLC	3000 Carillon Point Kirkland	Seattle, WA 98033	IT Services	Senior secured˄	SF + 2.75%(h)	7.02%	04/2031	12,015	—
VSG Acquisition Corp. and Sherrill, Inc.	496 Gallimore Dairy Rd, Suite D	Greensboro, NC 27409	Specialty Retail	One stop*˄	SF + 5.50%(h)	10.09%	04/2028	24,187	—
				One stop˄	SF + 5.50%(h)	10.09%	04/2028	2,107	—
W.R. Grace & Co	7500 Grace Dr	Columbia, MD 21044	Chemicals	Senior secured˄(8)(23)	SF + 3.25%(h)	7.55%	08/2028	16,937	—
Wand NewCo 3, Inc.	2941 Lake Vista Drive	Lewisville, TX 75067	Auto Components	Senior secured˄(8)(23)	SF + 2.50%(g)	6.83%	01/2031	14,305	—
Wasabi Lower Holdco, LLC	60 East 42nd Street, 44th Floor	New York, NY 10165	Insurance	Senior secured˄(5)	SF + 4.50%	N/A	06/2032	(23)	—
				Senior secured˄	SF + 4.50%(h)	8.80%	06/2032	6,857	—
Wealth Enhancement Group, LLC	505 N Highway 169, Suite 900	Plymouth, MN 55441	Diversified Financial Services	One stop˄(5)	SF + 5.00%	N/A	10/2028	—	—
				One stop*	SF + 5.00%(h)	9.28%	10/2028	2,734	—
				One stop*	SF + 5.00%(h)	9.28%	10/2028	3,791	—
				One stop˄	SF + 5.00%(g)(h)	9.31%	10/2028	1,873	—
Wildcat TopCo, Inc.	9730 Northcross Center Ct	Huntersville, NC 28078	Electrical Equipment	One stop˄	SF + 4.75%(h)	9.05%	11/2031	24,780	—
				One stop˄	P + 3.75%(a)	11.25%	11/2031	356	—
				One stop˄(5)	SF + 5.00%	N/A	11/2031	—	—
				LP units	N/A	N/A	N/A	214	0.0%(25)
Windsor Holdings III, LLC	3075 Highland Pkwy, Ste 200	Downers Grove, IL 60515	Chemicals	Senior secured˄#(8)(23)	SF + 2.75%(g)	7.07%	08/2030	16,872	—
Winebow Holdings, Inc.	4800 Cox Rd, Suite 300	Glen Allen, VA 23060	Beverages	One stop*˄	SF + 6.25%(g)	10.68%	12/2027	13,314	—
Wireco Worldgroup Inc.	2400 W 75th St	Prairie Village, KS 66208	Machinery	Senior secured˄	SF + 3.75%(h)	8.02%	11/2028	5,935	—
World Insurance Associates, LLC	100 Wood Ave S, 4th Floor	Iselin, NJ 08830	Insurance	One stop˄(5)	SF + 5.00%	N/A	04/2030	—	—
				One stop˄(5)	SF + 5.00%	N/A	04/2030	—	—

								Fair Value	Percentage
Name of Portfolio				Type of	Spread	Interest		(Dollars in	of Class
Company	Address		Industry	Investment(1)	Above Index(2)	Rate(3)	Maturity	Thousands)(4)	Held(5)
WP Deluxe Merger Sub	3500 Lacey Rd, Suite 290	Downers Grove, IL 60515	Containers & Packaging	Senior secured˄(23)	SF + 3.50%(h)	8.06%	05/2028	$8,444	—
WPEngine, Inc.	504 Lavaca St, Suite 1000	Austin, TX 78701	IT Services	One stop˄	SF + 5.75%(h)	10.07%	08/2029	953	—
				One stop˄	SF + 5.75%	N/A	08/2029	—	—
WRE Holding Corp.	46 Lizotte Dr, Suite 1000	Marlborough, MA 01752	Commercial Services & Supplies	One stop˄(5)	SF + 5.00%	N/A	07/2030	—	—
				One stop˄	SF + 5.00%(i)	9.22%	07/2031	31,410	—
				One stop˄	SF + 5.00%(h)(i)	9.17%	07/2031	566	—
				One stop˄	SF + 5.00%(i)	9.17%	07/2031	3,448	—
				One stop˄	SF + 5.00%(i)	9.13%	07/2031	2,078	—
				One stop˄	SF + 5.00%(i)	9.12%	07/2031	1,616	—
WU Holdco, Inc.	755 Tri—State Pkwy	Gurnee, IL 60031	Household Products	One stop˄	SF + 4.75%(h)	9.05%	04/2032	21,466	—
				One stop˄(5)	SF + 4.75%	N/A	04/2032	(8)	—
				One stop˄(5)	SF + 4.75%	N/A	04/2032	(26)	—
YE Brands Holding, LLC	1010 B St, Suite 450	San Rafael, CA 94901	Hotels, Restaurants & Leisure	One stop˄	SF + 4.75%	N/A	10/2027	—	—
				One stop*	SF + 4.75%(h)	9.05%	10/2027	6,284	—
				One stop˄	SF + 4.75%(h)	9.05%	10/2027	833	—
YI, LLC	2260 Wendt Street	Algonquin, IL 60102	Healthcare Equipment & Supplies	One stop˄(5)	SF + 5.75%	N/A	12/2029	(12)	—
				One stop*	SF + 5.75%(g)	10.06%	12/2029	6,051	—
Yorkshire Parent, Inc.	1983 Brennan Plz	High Ridge, MO 63049	Automobiles	One stop*˄	SF + 5.50%(h)	9.80%	12/2029	12,860	—
				One stop˄	SF + 5.50%(h)	9.79%	12/2029	3,563	—
				One stop˄	SF + 5.50%(h)	9.80%	12/2029	738	—
				One stop˄	SF + 5.00%(h)	9.28%	12/2029	384	—
				One stop˄	SF + 5.00%(h)	9.28%	12/2029	11,999	—
				LP units	N/A	N/A	N/A	101	0.0%(25)
Zebra Buyer LLC	1415 Vantage Park Dr, Suite 300	Charlotte, NC 28203	Diversified Financial Services	Senior secured˄(23)	SF + 3.00%(h)	7.32%	11/2030	8,828	—
Zendesk, Inc.	989 Market St	San Francisco, CA 94103	Software	One stop˄	SF + 5.00%(h)	9.32%	11/2028	10,185	—
Zullas, L.C.	460 W Universal Cir	Sandy, UT 84070	Food Products	One stop˄(5)	SF + 4.75%	N/A	06/2031	(4)	—
				One stop˄	SF + 4.75%(h)	9.07%	06/2031	2,977	—
				One stop˄(5)	SF + 4.75%	N/A	06/2031	(15)	—
				LP units	N/A	N/A	N/A	1,726	—
*	Denotes that all or a portion of the investment collateralizes the 2023 Debt Securitization.
˄	Denotes that all or a portion of the investment collateralizes the SMBC Credit Facility.
#	Denotes that all or a portion of the investment collateralizes the BANA Credit Facility.
(1)	Equity investments are non-income producing securities unless otherwise noted. Ownership of certain equity investments may occur through a holding company or partnership.
(2)

The majority of the investments bear interest at a rate that is permitted to be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “SF”), Euro Interbank Offered Rate (“EURIBOR” or “E”), Prime (“P”), Australian Interbank Rate (“AUD” or “A”), Canadian Overnight Repo Rate Average (“CORRA” or “CA”) or Sterling Overnight Index Average (“SONIA” or “SN”) which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over the applicable index and the weighted average current interest rate in effect as of June 30, 2025. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. For positions with multiple outstanding contracts, the spread for the largest outstanding contract is shown. Listed below are the index rates as of June 30, 2025, which was the last business day of the period on which the applicable index rates were determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of June 30, 2025, as the loan may have priced or repriced based on an index rate prior to June 30, 2025.

(a)	Denotes that all or a portion of the contract was indexed to Prime, which was 7.50% as of June 30, 2025.
(b)	Denotes that all or a portion of the contract was indexed to the 30-day EURIBOR, which was 1.93% as of June 30, 2025.

(c)	Denotes that all or a portion of the contract was indexed to the 90-day EURIBOR, which was 1.94% as of June 30, 2025.
(d)	Denotes that all or a portion of the contract was indexed to the 180-day EURIBOR, which was 2.04% as of June 30, 2025.
(e)	Denotes that all or a portion of the contract was indexed to the Three-Month AUD, which was 3.60% as of June 30, 2025.
(f)	Denotes that all or a portion of the contract was indexed to SONIA, which was 4.22% as of June 30, 2025.
(g)	Denotes that all or a portion of the contract was indexed to the 30-day Term SOFR which was 4.32% as of June 30, 2025.
(h)	Denotes that all or a portion of the contract was indexed to the 90-day Term SOFR which was 4.29% as of June 30, 2025.
(i)	Denotes that all or a portion of the contract was indexed to the 180-day Term SOFR which was 4.15% as of June 30, 2025.
(j)	Denotes that all or a portion of the contract was indexed to the 90-day Term CORRA which was 2.68% as of June 30, 2025.
(3)	For positions with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of June 30, 2025.
(4)	The fair values of investments were valued using significant unobservable inputs, unless noted otherwise.
(5)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.
(6)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.
(7)	The entire commitment was unfunded as of June 30, 2025. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.
(8)	The investment is treated as a non-qualifying asset under Section 55(a) of the the 1940 Act. Under the 1940 Act, the Fund cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Fund’s total assets. As of June 30, 2025, total nonqualifying assets at fair value represented 23.9% of the Fund’s total assets calculated in accordance with the 1940 Act.
(9)	Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction.
(10)	The headquarters of this portfolio company is located in the United Kingdom.
(11)	The headquarters of this portfolio company is located in Canada.
(12)	The headquarters of this portfolio company is located in Australia.
(13)	The headquarters of this portfolio company is located in Luxembourg.

(14)	The headquarters of this portfolio company is located in Netherlands.
(15)	The headquarters of this portfolio company is located in Finland.
(16)	The headquarters of this portfolio company is located in Germany.
(17)	The headquarters of this portfolio company is located in France.
(18)	The headquarters of this portfolio company is located in Spain.
(19)	The headquarters of this portfolio company is located in Jersey.
(20)	The headquarters of this portfolio company is located in Cayman Islands.
(21)	The Fund holds an equity investment that is income producing.
(22)	All or a portion of the loan interest was capitalized into the outstanding principal balance of the loan in accordance with the terms of the credit agreement during the year ended June 30, 2025.
(23)	The fair value of this investment was valued using Level 2 inputs.
(24)	The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 - Transfers and Servicing (‘‘ASC Topic 860’’), and therefore, the asset remains in the Consolidated Schedule of Investments.
(25)	Percentage of class held is less than 0.1%.

MANAGEMENT OF THE FUND

Board of Trustees

Our business and affairs are managed under the direction of our board of trustees. The responsibilities of the board of trustees include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of trustees consists of seven members, five of whom are not “interested persons” of the Fund or of the Investment Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of trustees. We refer to these individuals as our Independent Trustees. Our board of trustees elects our executive officers, who serve at the discretion of the board of trustees.

Trustees

Information regarding the board of trustees is as follows:

Name	Year of Birth	Position	Trustee Since
Independent Trustees
John T. Baily	1944	Trustee	2023
Kenneth F. Bernstein	1961	Trustee	2023
Lofton P. Holder	1964	Trustee	2023
Anita J. Rival	1964	Trustee	2023
William M. Webster IV	1957	Trustee	2023
Interested Trustees
David B. Golub	1962	Chief Executive Officer, Chairman and Trustee	2023
Christopher C. Ericson	1980	Chief Financial Officer, Treasurer and Trustee	2023

The address for each trustee is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our board of trustees will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who Are Not Trustees

We have a total of five executive officers who are not trustees. Information regarding our executive officers who are not trustees is as follows:

Name	Year of Birth	Position
Wu-Kwan Kit	1981	Chief Compliance Officer & Secretary
Daniel J. Colaizzi	1983	Managing Director
Jonathan D. Simmons	1982	Managing Director, Corporate Strategy
Timothy J. Topicz	1984	Director

The address for each executive officer is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166.

Biographical Information

The following is information concerning the business experience of our board of trustees and executive officers. Our trustees have been divided into two groups—Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Independent Trustees

John T. Baily

Mr. John T. Baily brings to the board of trustees over three decades of experience in the accounting industry and a substantial background in insurance industry matters. He is a member of the board of directors of GBDC, GDLC, GDLCU, GBDC 4 and the board of trustees of the Fund. He also was a member of the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. Mr. Baily is a member of the board of directors and serves as the Audit Committee Chair of Endurance U.S. Holding Corp., the U.S. holding company for the Sompo International Group, since 2017. Mr. Baily previously served on the board of directors of RLI Corp. (NYSE) from 2003 to 2023, of Erie Indemnity Company (Nasdaq) from 2003 to 2008, of NYMagic, Inc. (NYSE) from 2003 to 2010 and of Endurance Specialty Holdings, Ltd. from 2003 to October 2017. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his MBA from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led our Nominating and Corporate Governance Committee to conclude that Mr. Baily is qualified to serve as a trustee.

Kenneth F. Bernstein

Mr. Kenneth F. Bernstein brings to the board of trustees expertise in accounting and business operations. He is a member of the board of directors of GBDC, GDLC, GDLCU, GBDC 4 and the board of trustees of the Fund. He also was a member of the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He was an independent trustee of BRT Apartments Corp. from 2004 to 2016. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a BA from the University of Vermont and a JD from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Bernstein is qualified to serve as a trustee.

Lofton P. Holder

Mr. Lofton P. Holder brings to the board of trustees a diverse knowledge of business and finance. He is a member of the board of directors of GBDC, GDLC, GDLCU, GBDC 4 and the board of trustees of the Fund, where he serves on the Nominating and Corporate Governance, Audit and GBDC Compensation committees. He also was a member of the board of directors of GBDC 3 prior to its merger with GBDC in 2024. Mr. Holder also served on the board of directors for Manning & Napier (NYSE), where he served as chair of the Compensation Committee. He also served as an advisor to the management team at Landed, a private company focused on helping essential professionals purchase homes. He is the co-founder and retired managing partner for Pine Street Alternative Asset Management Company. Pine Street invests seed capital with emerging hedge fund managers. Prior to creating Pine Street, Mr. Holder was a Managing Director at Investcorp and JP Morgan Asset Management. In these roles, he served the investment needs of major global institutional investors working across all equity and fixed income asset classes as well as hedge fund, private equity and real estate investments. Earlier in his career, Mr. Holder was a municipal finance investment banker at JP Morgan and The First Boston Corporation. He is actively engaged in the community and is particularly focused on ideas to advance educational opportunity and student achievement for young people from low-income backgrounds. Mr. Holder is a board member for The Edwin Gould Foundation and Maimonides Medical Center and serves as Chair of the Investment Committees for both organizations. Mr. Holder also serves on the Board of Directors of UpTogether and AARP Foundation. He previously served as a Trustee for Pace University where he was a member of the Audit Committee. Mr. Holder received a BA in Political Science from Columbia University and an MBA from the Yale School of Organization and Management. Mr. Holder’s experience as a senior executive officer within the alternative asset management business led our Nominating and Corporate Governance Committee to conclude that Mr. Holder is qualified to serve as a trustee.

Anita J. Rival

Ms. Anita J. Rival brings to the board of trustees a diverse knowledge of business and finance and expertise in capital markets, portfolio management and business operations. She is a member of the board of directors of GBDC, GDLC, GDLCU, GBDC 4 and the board of trustees of the Fund. She also was a member of the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. Ms. Rival became a trustee of Baron Investment Funds Trust in May 2013. From April 2022 to April 2023, Ms. Rival served as an independent director for Trian Investors 1 Limited, a Guernsey registered company listed on the London Stock Exchange. From January 2014 to September 2022, she served as an independent director for Impala Asset Management. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rival was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rival managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rival held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management and Merrill Lynch Capital Markets. Ms. Rival received her BA in 1985 from Harvard University. Ms. Rival’s experience as a partner and senior executive in several asset management firms led our Nominating and Corporate Governance Committee to conclude that Ms. Rival is qualified to serve as a trustee.

William M. Webster IV

Mr. William M. Webster IV brings to the board of trustees a diverse knowledge of business and finance. He is a member of the board of directors of GBDC, GDLC, GDLCU, GBDC 4 and the board of trustees of the Fund. He also was a member of the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. Mr. Webster currently serves on the Board of Directors, and is the Chair of the Board of Directors and the Audit Committee, of International Battery Metals Ltd. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster previously served on the board of directors of LKQ Corporation (NYSE) from 2003 to May 2020 and on the board of directors of Compass Systems, Inc. from 2014 to May 2021. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led our Nominating and Corporate Governance Committee to conclude that Mr. Webster is qualified to serve as a trustee.

Interested Trustees

David B. Golub

Mr. David B. Golub serves as Chief Executive Officer of the Fund and as Chairman of our board of trustees. He brings to the board of trustees a diverse knowledge of business and finance. He is also the President of Golub Capital and serves on the Investment Committee of our Investment Adviser, GC Advisors LLC. Mr. Golub also serves as President, Chief Executive Officer and a member of the board of directors of GBDC, GDLC, GDLCU and GBDC 4. He previously served as President and Chief Executive Officer of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard formed to acquire significant minority stakes in established companies. Mr. Golub is a member of the Founder’s Council of the Michael J. Fox Foundation for Parkinson’s Research, where he was the first board Chairman and a long-time director. Mr. Golub is a member of the Stanford Graduate School of Business Advisory Council and the Association of Marshall Scholars’ Director’s Circle. Mr. Golub is also Co-founder and Chair of the Golub Capital Social Impact Labs and the Golub Capital Nonprofit Board Fellows Program. He previously served on the boards of the Loan Syndications and Trading Association, the Hudson Guild and the World Policy Institute. He also serves on the board of directors of The Burton Corporation and has served on the boards of numerous public and private companies. Mr. Golub earned his AB degree in Government from Harvard College. He received an MPhil in International Relations from Oxford University, where he was a Marshall Scholar, and an MBA from Stanford Graduate School of Business, where he was an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led our Nominating and Corporate Governance Committee to conclude that Mr. Golub is qualified to serve as a trustee.

Christopher C. Ericson

Mr. Christopher C. Ericson is Chief Financial Officer and Treasurer of the Fund. Mr. Ericson is the Chief Financial Officer of the BDC Funds at Golub Capital and the Chief Financial Officer and Treasurer for GBDC, GDLC, GDLCU, GBDC 4 and a member of the board of trustees and Chief Financial Officer and Treasurer for the Fund. Prior to this position, Mr. Ericson served in various senior finance roles since first joining Golub Capital in 2009, including as Controller for Golub Capital BDC. He rejoined Golub Capital in 2018 as a Director on the Corporate Development team in the Investor Partners Group. Prior to joining Golub Capital, Mr. Ericson served as the Controller at Downsview Capital, a hedge fund focusing on private investments in public equities. Prior to that he worked at Guggenheim Partners and Deloitte. Mr. Ericson earned his BS degree in Commerce from the University of Virginia. He received an MS degree in Accountancy from the University of Illinois at Urbana - Champaign. He is a registered Certified Public Accountant in Illinois. Mr. Ericson’s experience with Golub Capital and his past experience with alternative asset management and public accounting firms led our Nominating and Corporate Governance Committee to conclude that Mr. Ericson is qualified to serve as a trustee.

Executive Officers Who Are Not Trustees

Wu-Kwan Kit, Chief Compliance Officer & Secretary

Ms. Wu-Kwan Kit is Chief Compliance Officer and Secretary of the Fund. Ms. Kit also serves as Senior BDC Counsel to Golub Capital since September 2024. Prior to joining Golub Capital, Ms. Kit was Senior Vice President and Senior Counsel at PIMCO, where she primarily supported its registered funds. Prior to this position, she worked at Van Eck Associates as Assistant General Counsel. Prior to that, Ms. Kit worked as an Associate in Schulte Roth & Zabel’s Investment Management Group. Ms. Kit earned her BA degree cum laude from the University of Pennsylvania. She received a JD from the University of Pennsylvania Law School.

Daniel J. Colaizzi, Managing Director

Mr. Daniel J. Colaizzi joined Golub Capital in 2017 and is a Managing Director of the Fund. Mr. Colaizzi is a Managing Director of Golub Capital and Co-Head of the Solutions Group, responsible for new product development for the Firm. He was previously Deputy General Counsel on the Legal and Compliance Team, responsible for representing Golub Capital in all transactions in which the Firm obtains financing, including collateralized loan obligations, lines of credit and other financings. Prior to joining Golub Capital, Mr. Colaizzi was an Associate in the Finance and Real Estate group at Dechert, where he represented asset managers in the negotiation of collateralized loan obligation and other asset financing debt transactions. Prior to this position, he worked at Cohen & Grigsby as an Associate on the Business Services team, where he represented private equity funds, asset managers and commercial banks in mergers and acquisitions and acquisition financing transactions. Mr. Colaizzi earned his BA in Political Science from Coastal Carolina University. He received a JD summa cum laude from the University of Pittsburgh.

Jonathan D. Simmons, Managing Director, Corporate Strategy

Mr. Jonathan D. Simmons is the Managing Director of Corporate Strategy of the Fund. He is also a Senior Managing Director and Head of Corporate Development at Golub Capital. In these capacities, he is responsible for developing and executing strategic projects across the Firm. Mr. Simmons also serves as an officer of GBDC, GDLC, GDLCU and GBDC 4. He previously served as an officer of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively. He was previously a member of the Direct Lending team, where he underwrote, executed and monitored investments for the Firm. Prior to joining Golub Capital, Mr. Simmons was a Senior Associate at Churchill Financial where he executed senior and junior debt investments as well as equity co-investments in middle-market companies and managed the workout of distressed investments. Prior to this position, he was an investment banking Associate at J.P. Morgan Securities Inc. where he originated, structured and executed senior and subordinated debt, hybrid and preferred equity transactions for specialty finance and banking institutions. Mr. Simmons graduated magna cum laude from Colgate University with a BA in Mathematics and Economics.

Timothy J. Topicz, Director

Mr. Timothy J. Topicz is an officer of the Fund. He is also a Director at Golub Capital. In these capacities, he is responsible for the program management of Golub Capital’s BDC business, which encompasses the Firm’s public and private BDCs. Mr. Topicz also serves as an officer of GBDC, GDLC and GDLCU. He also was a member of the board of directors of GBDC 3 prior to its merger with GBDC in 2024. Prior to joining Golub Capital, Mr. Topicz was a Vice President in the Financial Institutions Investment Banking group at Wells Fargo Securities, where he led the firm’s investment banking coverage effort for the Business Development Company sector. Mr. Topicz earned his BS with honors in Business Administration and Finance from The Ohio State University. He received an MBA from the University of Chicago Booth School of Business. He is a CFA® Charterholder.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the board of trustees by mail. To communicate with the board of trustees, any individual trustees or any group or committee of trustees, correspondence should be addressed to the board of trustees or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166, Attention: Investor Relations.

Committees of the Board of Trustees

The board of trustees has established an Audit Committee and a Nominating and Corporate Governance Committee. All trustees are expected to attend at least 75% of the aggregate number of meetings of the board of trustees and of the respective committees on which they serve that are held while they are members of the board of trustees. The Fund requires each trustee to make a diligent effort to attend all board of trustees and committee meetings and encourages trustees to participate in each annual meeting of our shareholders.

Audit Committee

The members of the Audit Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Audit Committee. Our board of trustees has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. During the year ended September 30, 2024, the Audit Committee met 4 times. The Audit Committee Charter is available on the Fund’s website at www.gcredbdc.com.

The purpose of the Audit Committee is to monitor (i) the integrity of the financial statements of the Fund, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the Fund’s internal audit function and independent auditors and (iv) the compliance by the Fund with legal and regulatory requirements. The Audit Committee is directly responsible for approving and overseeing our independent accountants, including review and discussion of material written communications between the independent accountants and management, and reviewing with our independent accountants the plans and results of the audit engagement, including critical accounting policies to be used, alternative treatment of financial information within generally accepted accounting principles that have been discussed with management and critical audit matters. As part of its oversight, the Audit Committee is responsible for approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing and overseeing the adequacy of our internal accounting controls. The Audit Committee is responsible for reviewing and discussing with management and our independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the board of trustees whether the audited financial statements should be included in the Fund’s Annual Report on Form 10-K. On a quarterly basis, the Audit Committee reviews and discusses with management and our independent accountants the Fund’s earnings releases and quarterly financial statements prior to the filing of the Fund’s Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, the Audit Committee meets, including private meetings, with our independent accountants and selected executive officers of the Fund, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between the independent accountants and the Fund. In its consideration of whether to recommend that shareholders ratify the selection of our independent accountants, the Audit Committee considers both the independence of the independent accountants from us and management and whether retaining the independent accountants is in the best interests of the Fund and our shareholders. The Audit Committee reviews and approves the amount of audit fees and any other fees paid to our independent accountants.

The function of the Audit Committee is oversight. The independent accountants are accountable to the board of trustees and the Audit Committee, as representatives of the Fund’s shareholders. The board of trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Fund’s independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, the members of the Audit Committee are not full-time employees of the Fund or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.

The responsibilities of the Audit Committee also include compliance oversight, including discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Fund’s financial statements or accounting policies. In addition, the Audit Committee reviews related party transactions and considers any conflicts of interest brought to its attention pursuant to the Fund’s Code of Conduct or Code of Ethics. See “Certain Relationships and Related Party Transactions.”

The Audit Committee is also responsible for aiding our board of trustees in overseeing the determination of fair value of investments by reviewing valuation information provided by GC Advisors, in its capacity as Valuation Designee, and any independent valuation firms and pricing services utilized in the valuation processes and procedures and assessing valuation recommendations.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival and William M. Webster IV, each of whom is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the board of trustees or a committee of the board of trustees, developing and recommending to the board of trustees a set of corporate governance principles and overseeing the evaluation of the board of trustees and our management. During the year ended September 30, 2024, the Nominating and Corporate Governance Committee met twice. The Nominating and Corporate Governance

Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Fund’s website at www.gcredbdc.com.

The Nominating and Corporate Governance Committee considers Shareholder recommendations for possible nominees for election as trustees when such recommendations are submitted in accordance with the Fund’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding trustee nominations. Our bylaws provide that a Shareholder who wishes to nominate a person for election as a trustee at a meeting of shareholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a trustee and certain other information set forth in our bylaws, including the following minimum information for each trustee nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our Common Shares owned, if any; and a written consent of the individual to stand for election if nominated by the board of trustees and to serve if elected by the Shareholders. In order to be eligible to be a nominee for election as a trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the board of trustees and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the board of trustees include compliance with the independence and other applicable requirements of the 1940 Act and the SEC, and all other applicable laws, rules and regulations; the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter and the ability to contribute to the effective management of the Fund, taking into account the needs of the Fund and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Fund operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Fund and its shareholders.

Compensation of Independent Trustees

Our Independent Trustees are entitled to receive annual cash retainer fees, fees for participating in the board and committee meetings and annual fees for serving as a committee chairperson. These trustees are John T. Baily, Kenneth F. Bernstein, Lofton P. Holder, Anita J. Rival, and William M. Webster IV. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Fee	Amount
Annual Cash Retainer	$60,000
Regular Board Meeting Fees	$3,000
Audit Committee Chair Retainer	$7,500
Special Board Meeting Fees	$500
Committee Meeting Fees	$1,000

We also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our trustees who also serve in an executive officer capacity for us or the Investment Adviser.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Investment Adviser, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Investment Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.

Compensation of Officers

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our Administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our Administrator.

Board Composition and Leadership Structure

The 1940 Act requires that at least a majority of the Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund. Currently, five of the Fund’s seven trustees are Independent Trustees (and are not “interested persons”). The board of trustees believes that its leadership structure is appropriate in light of the characteristics and circumstances of the Fund because the structure allocates areas of responsibility among the individual trustees and the committees in a manner that enhances effective oversight.

Board Role in Risk Oversight

Our board of trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire board of trustees and are comprised solely of Independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Investment Adviser as part of its day-to-day management of our investment activities. The board of trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Investment Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of trustee’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of trustees’ oversight function cannot eliminate risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our board of trustees in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

PORTFOLIO MANAGEMENT

GC Advisors LLC will serve as our investment adviser. The Investment Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of trustees, the Investment Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen.

Golub Capital is currently staffed with over 1,000 employees, including the investment personnel noted above. In addition, the Investment Adviser may retain additional investment personnel in the future based upon its needs.

The day-to-day management of investments approved by the Investment Committee is overseen by Messrs. Lawrence E. Golub and David B. Golub. Biographical information with respect to Mr. Lawrence E. Golub is included below and with respect to Mr. David B. Golub is set out under “Management of the Fund—Biographical Information—Interested Trustees.”

Mr. Lawrence E. Golub serves as Chairman of GBDC, GDLC, GDLCU and GBDC 4. Each board of directors benefits from Mr. Golub’s business leadership, experience and knowledge of the financial services industry. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is President of the Harvard University JD-MBA Alumni Association. He is also a member of the Harvard Medical School Board of Fellows, the Columbia Medical School Board of Advisors, the Advisory Council of Harvard Kennedy School’s Mossavar-Rahmani Center for Business & Government, the U.S.-U.A.E. Business Council Board of Directors and the Council on Foreign Relations. Mr. Golub currently serves on the Board of Overseers of the Hoover Institution, the Stanford Interdisciplinary Life Sciences Council and as Co-founder and Chair of the Golub Capital Social Impact Labs and the Golub Capital Nonprofit Board Fellows Program. In 2024, Mr. Golub was recognized with a Lifetime Achievement Award by The M&A Advisor and inducted into their Hall of Fame. Mr. Golub was a private member of the Financial Control Board of the State of New York for over twelve years. He was a White House Fellow and served for over fifteen years as Treasurer of the White House Fellows Foundation. Mr. Golub was Chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low-income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Einstein, the academic medical center and University Hospital for Albert Einstein College of Medicine. Mr. Golub previously served on the board of directors of GBDC 3 and GCIC prior to their mergers with GBDC in 2024 and 2019, respectively, and Empire State Realty Trust, Inc. (NYSE).

Each of Lawrence E. Golub and David B. Golub has ownership and financial interests in, and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence E. Golub nor David B. Golub receives any direct compensation from us. As of September 30, 2024, Lawrence E. Golub and David B. Golub are also primarily responsible for the day-to-day management of approximately 35 other pooled investment vehicles, with over $74.6 billion of capital under management, and approximately 24 other accounts, with over $9.4 billion of capital under management, in which their affiliates receive incentive fees.

The table below shows the dollar range of Common Shares owned by Lawrence E. Golub and David B. Golub as of August 29, 2025:

Dollar Range of Equity
Name	Securities in Fund(1)(2)
Lawrence E. Golub	Over $1,000,000
David B. Golub	Over $1,000,000
(1)	Dollar ranges are as follows: $0, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
(2)	Messrs. Lawrence E. Golub and David B. Golub are control persons of GCI CB LLC and GGP Class B-P, LLC (collectively, “GGP Holdings”). The Common Shares shown in the above table as being owned by each named individual reflect the fact that, due to their control of GGP Holdings, each may be viewed as having shared voting and dispositive power over all of the 700,924 shares of Class I Shares directly and indirectly owned by GGP Holdings.

The Investment Adviser

Investment Committee

The purpose of GC Advisors’ investment committee, which is comprised of officers of GC Advisors, is to evaluate and approve all of our investments, subject to the oversight of our board of trustees. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman, Gregory W. Cashman, Spyro G. Alexopoulos, Marc C. Robinson, Robert G. Tuchscherer and Jason J. Van Dussen. The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements. Investment teams and investment committees responsible for an area of investment may include investment professionals and senior management from among one or more of the Investment Adviser and its affiliates.

In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. Each investment opportunity generally receives the unanimous approval of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.

Broadly Syndicated Loans Investment Team

GC Advisors’ BSL Team is generally responsible for managing the Fund’s BSLs where Golub Capital does not act as lead arranger, joint lead arranger or co-manager. The Fund’s BSL investments may be comprised of debt obligations with various public credit ratings, although we expect such investments primarily to be comprised of obligations below investment grade quality.

INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT

GC Advisors is located at 200 Park Avenue, 25th Floor, New York, New York 10166. The Investment Adviser is registered as an investment adviser under the Advisers Act. GC Advisors is controlled by Lawrence E. Golub and David B. Golub and the beneficial owners of GC Advisors are primarily persons and entities associated with Lawrence E. Golub and David B. Golub. Subject to the overall supervision of our board of trustees and in accordance with the 1940 Act, the Investment Adviser manages our day-to-day operations and provides investment advisory services to us.

Investment Advisory Agreement

The Investment Adviser will provide management services to us pursuant to the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for the following:

●	determining the composition of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;
●	identifying, evaluating and negotiating the structure of the investments made by us (including performing due diligence on prospective portfolio companies);
●	executing, closing, servicing and monitoring our investments;
●	determining the securities and other assets that we will purchase, retain or sell; and
●	providing us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.

Compensation of Investment Adviser

We will pay the Investment Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. In addition, the Investment Adviser or its affiliates may be reimbursed for the administrative services performed by it or such affiliates on behalf of the Fund pursuant to any separate administration or co-administration agreement with the Investment Adviser; however, no reimbursement shall be permitted for services for which the Investment Adviser is entitled to compensation by way of a separate fee.

Management Fee

The management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with GAAP. To the extent the Investment Adviser or an affiliate of the Investment Adviser provides investment advisory services, collateral management or other similar services to a subsidiary of the Fund, the management fee shall be reduced by an amount equal to the product of (a) the total fees paid to the Investment Adviser by such subsidiary for such services and (b) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by the Fund. Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Investment Adviser.

Incentive Fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter, as adjusted for share issuances and repurchases, from interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement entered into between us and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

We will pay the Investment Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
●	100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Investment Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and
●	12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Investment Adviser.

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets per quarter)

Percentage of Pre-Incentive Fee Net Investment Income

Allocated to Quarterly Incentive Fee

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates typically will lead to higher interest rates applicable to our debt investments, which could result in an increase in the amount of incentive fees payable to the Investment Adviser. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Investment Adviser with respect to Pre-Incentive Fee Net

Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

●	12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Investment Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Payment of Our Expenses

All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by GC Advisors and/or its affiliates and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for an initial two-year term and thereafter shall continue in effect from year to year if approved annually by our board of trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our Independent Trustees. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and could be terminated without penalty by us upon 60 days’ written notice or by the Investment Adviser upon 120 days’ written notice. The holders of a majority of our outstanding voting securities, by vote, can also terminate the Investment Advisory Agreement without penalty. See “Risk Factors — Risks Relating to Our Business and Structure — We are dependent upon GC Advisors for our success and upon its access to the investment professionals and partners of Golub Capital and its affiliates.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the Investment Advisory Agreement or otherwise as our investment adviser.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, oversees, or arranges for the performance of, our required administrative services, which include being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV and net offering price, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administrator can retain third parties to assist in providing administrative services to us. To the extent that the Administrator outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Administrator. We reimburse the Administrator for the allocable portion (subject to review and approval of our board of trustees) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. Our board of trustees reviews the expenses reimbursed to the Administrator, including any allocation of expenses among us and other entities for which the Administrator provides similar services, to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third-party asset managers. In addition, if requested to provide managerial assistance to our portfolio companies, the Administrator is paid an additional amount based on the cost of the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital”. Under this agreement, we will have a right to use the “Golub Capital” name and the agreement will remain in effect for so long as GC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Golub Capital” name.

Staffing Agreement

We do not have any internal management capacity or employees. We depend on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve our investment objective. GC Advisors is an affiliate of Golub Capital LLC and depends upon access to the investment professionals and other resources of Golub Capital LLC and its affiliates to fulfill its obligations to us under the Investment Advisory Agreement. GC Advisors also depends upon Golub Capital LLC to obtain access to deal flow generated by the professionals of Golub Capital LLC and its affiliates. Under the Staffing Agreement, Golub Capital LLC provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring our investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to GC Advisors on a direct cost reimbursement basis, and such fees are not our obligation.

Board Approval of the Investment Advisory Agreement

Our board of trustees, including our Independent Trustees, reapproved the Investment Advisory Agreement at a meeting held on May 2, 2025. In reaching a decision to reapprove the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

●	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Investment Adviser;
●	the proposed investment advisory fee rates to be paid by the Fund to the Investment Adviser;
●	the fee structures of comparable externally managed business development companies that engage in similar investing activities;
●	our projected operating expenses and expense ratio comparisons of business development companies with similar investment objectives;
●	information about the services to be performed and the personnel who would be performing such services under the Investment Advisory Agreement; and
●	the organizational capability and financial condition of the Investment Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the board of trustees, including a majority of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Investment Adviser and its affiliates:

●	We may not purchase or lease assets in which the Investment Adviser or its affiliates has an interest unless (i) we fully disclose the transaction to our shareholders, the assets are sold or leased upon terms that are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
●	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;
●	The Investment Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;
●	We may not lease assets to the Investment Adviser or its affiliates unless the transaction occurs at the formation of the Fund and is fully disclosed to our shareholders and the terms are fair and reasonable to us;
●	We may not make any loans, credit facilities, credit agreements or otherwise to the Investment Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust;

●	We may not pay a commission or fee, either directly or indirectly to the Investment Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;
●	The Investment Adviser may not charge duplicate fees to us; and
●	The Investment Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Investment Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Investment Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Investment Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Investment Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Investment Adviser’s own assets, including those amounts paid to the Investment Adviser under the Investment Advisory Agreement.

Commingling

The Investment Adviser may not permit our funds to be commingled with the funds of any other entity.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into agreements with GC Advisors, in which members of our senior management, including our officers, our interested trustees (the “Interested Trustees”) and members of GC Advisors’ investment committee have ownership and/or financial interests. Members of our senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that sponsor and/or manage accounts with investment objectives similar to ours as well as funds with different investment objectives. In addition, our executive officers and trustees and the members of GC Advisors and its investment committee also serve as officers, trustees or principals of entities that operate in the same, or related, line of business as we do or of accounts managed or sponsored by GC Advisors and its affiliates. Many of these accounts have investment objectives that are similar to our investment objective.

In serving in these multiple capacities, GC Advisors and its personnel have obligations to other clients or investors in those entities, the fulfillment of which could conflict with the best interests of us or our shareholders. The allocation of time and focus by personnel of GC Advisors and its affiliates to these existing portfolio company investments held by other funds and accounts could reduce the time that such individuals have to spend on our investing activities.

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.

GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage conflicts of interest between GC Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other Clients. To the extent that we compete with other accounts sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates, as modified by no-action relief granted by the SEC as well as exemptive relief from the SEC to permit flexibility to negotiate the terms of co-investments, in each case in compliance with the terms and conditions of such no-action or exemptive relief, to the extent applicable. GC Advisors has adopted allocation policies reasonably designed to ensure that such opportunities are allocated fairly and equitably among its private funds, separately managed accounts, collateralized loan obligation issuers, proprietary accounts, and entities regulated under the 1940 Act (including business development companies, registered investment companies and their respective wholly - owned subsidiaries) (“Clients”) over time and in a manner that is consistent with applicable laws, rules and regulations. The allocation policies also seek to achieve reasonable efficiency and provide flexibility to allocate investments among Clients in a manner that will benefit the Clients and promote the growth of the financing and advisory operations of the GC Advisors’ affiliates to the benefit of all Clients. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made similarly for other accounts sponsored or managed by GC Advisors and its affiliates. Furthermore, we may receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage, and/or receive larger allocations relative to the Fund’s size as compared to allocations to larger accounts. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisors’ pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata in proportion to the level of investment that we and any other accounts initially sought, subject to compliance with the terms of any co-investment exemptive relief from the SEC. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time.

GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates have received exemptive relief from the SEC that permits us, among other things, to co-invest with other funds and accounts managed by GC Advisors or its affiliates, in certain privately placed investments that involve the negotiation of certain terms of the securities to be purchased (in addition to price-related terms), subject to certain conditions. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates could afford us additional investment opportunities and the ability to achieve greater diversification.

In connection with investments made by us, GC Advisors and its affiliates often receive origination, commitment, documentation, structuring, facility, monitoring, amendment, refinancing, administrative agent and/or other fees from portfolio companies in which we invest or propose to invest. Where doing so is consistent with applicable law, SEC guidance and the co-investment exemptive relief order from the SEC, some or all of such fees can be retained by GC Advisors and its affiliates.

GC Advisors and its affiliates have other Clients with similar or competing investment objectives, including GBDC, GDLC, GBDC 4, GDLCU and multiple private funds and separate accounts that pursue an investment strategy similar to or overlapping with ours, some of which seek additional capital. In serving such Clients, GC Advisors has obligations to those Clients and their investors. Our investment objective often overlaps with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. See “Risk Factors — Risks Relating to Our Business and Structure — There are conflicts related to the obligations of GC Advisors’ investment committee, GC Advisors or its affiliates have to other Clients and conflicts related to fees and expenses of such other Clients.”

Our senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors could serve as trustees of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals could obtain material non-public information that would restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, we have adopted a formal code of ethics that governs the conduct of our and GC Advisors’ officers, trustees and employees. Our officers and trustees also remain subject to the duties imposed by both the 1940 Act and Delaware law.

We have entered into the Investment Advisory Agreement with GC Advisors pursuant to which we will pay GC Advisors a base management fee and an incentive fee. Our board of trustees reapproved the Investment Advisory Agreement for a one-year term in May 2024. The incentive fee is computed and paid in part on income that we have not yet received in cash. This fee structure creates an incentive for GC Advisors to make certain types of investments. Additionally, in accordance with Rule 2a-5 under the 1940 Act, our board of trustees has designated GC Advisors to be the Valuation Designee for the Fund. GC Advisors will be responsible for determining the fair value of our portfolio investments, subject to the oversight of the board of trustees. GC Advisors, in its capacity as Valuation Designee, is responsible for determining, in good faith, the fair value of investments that are not publicly-traded, whose market prices are not readily available as part of the regular valuation process and in any other situation where portfolio investments require a fair value determination. We pay to GC Advisors an incentive fee that is based on the performance of our portfolio and a base management fee that is based on the value of our net assets. There is a conflict of interest when personnel of GC Advisors are involved in the valuation process of our portfolio investments. Under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. In addition, because the base management fee that we pay to the Investment Adviser is based on the fair value of our net assets, including those assets acquired through the use of leverage, GC Advisors has a financial incentive to incur leverage. See “Risk Factors — Risks Relating to Our Business and Structure — Our management and incentive fee structure creates incentives for GC Advisors that are not fully aligned with the interests of our shareholders and could induce GC Advisors to make certain investments, including speculative investments.”

We have entered into a license agreement with Golub Capital LLC, under which Golub Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Golub Capital.”

Pursuant to the Administration Agreement, the Administrator furnishes us with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our Administration Agreement, the Administrator will perform, or oversee, or arrange for, the performance of, our required administrative services, which include, among other things, being responsible for the financial and other records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. GC Advisors is the sole member of and controls the Administrator. In addition, the Administrator assists us in determining and publishing our NAV and net offering price, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into the Staffing Agreement. Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what we believe to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

We have entered into an unsecured revolving credit facility with GC Advisors as the lender, pursuant to which GC Advisors has provided us with a $300 million unsecured, revolving line of credit for borrowings on a short-term basis to fulfill our working capital needs.

Trustee Independence

The 1940 Act requires that at least a majority of our trustees not be “interested persons” (as defined in the 1940 Act) of the Fund. On an annual basis, each member of our board of trustees is required to complete an independence questionnaire designed to provide information to assist our board of trustees in determining whether the trustee is independent under the 1940 Act and our corporate governance guidelines and the listing standards of the Nasdaq Stock Market LLC. Our board of trustees has determined that each of our trustees, other than David B. Golub and Christopher C. Ericson, is independent under the Exchange Act and the 1940 Act. Our governance guidelines require any trustee who has previously been determined to be independent to inform the chairman of our board of trustees, the chairman of the nominating and corporate governance committee and our corporate secretary of any change in circumstance that could cause his or her status as an independent trustee to change. Our board of trustees limits membership on the audit committee and the nominating and corporate governance committee to Independent Trustees.

POTENTIAL CONFLICTS OF INTEREST

GC Advisors and its affiliates are subject to various actual and potential conflicts of interest, including, but not limited to, those discussed below and under the caption entitled “Risk Factors” herein. GC Advisors attempts to identify, monitor and mitigate conflicts of interest. GC Advisors has implemented policies and procedures reasonably designed to ensure its clients are treated fairly and equitably over time. However, it can be difficult to ensure that conflicts of interest will not adversely affect the Fund. By subscribing to the Fund, an investor acknowledges the existence of, and consents to, such actual and potential conflicts of interest.

Management of the Fund and Other Activities of the Investment Adviser and Affiliates

Certain personnel responsible for managing the Fund also oversee the activities of other investment funds and accounts and other business activities of GC Advisors and its affiliates. Conflicts of interest exist in allocating the time, services and functions of these personnel. In addition, the Fund has no dedicated portfolio manager that receives a material portion of his or her compensation from the performance of the Fund.

GC Advisors and its affiliates have an incentive to devote resources, time and attention to investments or business lines based on the possibility of earning fees or other benefits associated with such investments or business lines, even though such investments or business lines might be of little or no benefit to the Fund. Neither the Fund nor any shareholder will have any rights in or to other ventures of GC Advisors or its affiliates or the returns of these ventures solely in its capacity as the Fund or as a shareholder, as applicable.

Client Relationships

GC Advisors and its affiliates have existing and potential relationships with, and provide services to, other entities and accounts. In providing services to the Fund and other Clients, GC Advisors and its affiliates face conflicts of interest with respect to activities recommended to or performed for such Clients, on the one hand, and the Fund, on the other hand.

GC Advisors and its affiliates currently manage and have other Clients with similar and/or competing investment objectives. In providing services to the Fund and other Clients, GC Advisors and its affiliates have obligations to such other Clients, the fulfillment of which could be inconsistent with the best interests of the Fund and, consequently, the Fund’s shareholders. Where the Fund’s investment objective overlaps with the investment objective of one or more of such affiliated accounts, GC Advisors faces conflicts in the allocation of investment opportunities among the Fund and such accounts.

Transactions with Affiliated Entities

Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, it is unlikely that we will participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.

To the extent that we compete with other investment funds, accounts or other investment vehicles, together referred to as “accounts,” sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates, as modified by no-action relief granted by the SEC as well as exemptive relief from the SEC to permit flexibility to negotiate the terms of co-investments, in each case in compliance with the terms and conditions of such no-action or exemptive relief, to the extent applicable. GC Advisors has adopted allocation policies reasonably designed to ensure that such opportunities are allocated fairly and equitably among its Clients over time and in a manner that is consistent with applicable laws, rules and regulations. The allocation policies also seek to achieve reasonable efficiency and provide flexibility to allocate investments among Clients in a manner that will benefit the Clients and promote the growth of the financing and advisory operations of the GC Advisors’ affiliates to the benefit of all Clients.

GC Advisors and its affiliates have other Clients with similar or competing investment objectives, including GBDC, GDLC, GBDC 4, GDLCU and several private funds, some of which are continuing to seek new capital commitments, that are pursuing an investment strategy similar to ours. In serving these clients, GC Advisors could have obligations to other Clients or investors in those entities. Our Adviser’s professional staff will devote such time and effort in conducting activities on behalf of the Fund as our Adviser reasonably determines appropriate to perform its duties to the Fund. Our investment objective often overlaps with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. GC Advisors has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — There are conflicts related to the obligations of GC Advisors’ investment committee, GC Advisors or its affiliates have to other Clients and conflicts related to fees and expenses of such other Clients.”

GC Advisors seeks to ensure the equitable allocation of investment opportunities when we are able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When we invest alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by us and similar eligible accounts. We expect that these determinations will be made in a similar manner for other accounts sponsored or managed by GC Advisors and its affiliates. Furthermore, we may receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage, and/or receive larger allocations relative to the Fund’s size as compared to allocations to larger accounts. If sufficient securities or loan amounts are available to satisfy our and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisors’ pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by us and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among us and other accounts will generally be made pro rata in proportion to the level of investment that we and any other accounts initially sought, subject to compliance with the terms of any co-investment exemptive relief from the SEC. We may receive smaller allocations relative to larger accounts, including accounts that can incur material amounts of leverage. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, we and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether we or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time.

GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates have received exemptive relief from the SEC that permits us, among other things, to co-invest with other funds and accounts managed by GC Advisors or its affiliates, in certain privately placed investments that involve the negotiation of certain terms of the securities to be purchased (in addition to price-related terms), subject to certain conditions. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates could afford us additional investment opportunities and the ability to achieve greater diversification. See “Potential Conflicts of Interest.”

To the extent permitted by applicable law, we could make or hold different investments in the same issuer as other entities advised by GC Advisors and its affiliates or otherwise hold different classes of an issuer’s securities or loans. In addition, it is possible that we could hold an investment in a different part of the capital structure than an investor or another party with which GC Advisors or its affiliates has a material relationship, in which case GC Advisors could have an incentive to cause us or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent we hold securities or loans that are different (including with respect to their relative seniority) than those held by other entities advised by GC Advisors and its affiliates, GC Advisors and its affiliates could be presented with decisions when the interests of us and such other investors are in conflict. For example, conflicts could arise where we lend funds to a portfolio company while another entity advised by GC Advisors and its affiliates invests in equity securities of such portfolio company, which could create conflicts if, for example, such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, as the holders of different types of securities or loans could differ as to what actions the portfolio company should take. If additional financing or a follow-on investment in an existing portfolio company is necessary or appropriate, failure on our part to make follow-on investments could, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or could result in a missed opportunity for us to increase our participation in a successful portfolio company. Furthermore, our co-investment exemptive relief restricts our ability to make certain follow-on investments. Given the breadth of holdings across the entities advised by GC Advisors and its affiliates, there may be follow-on investment opportunities for such other entities that we will be restricted from participating in under the terms of such co-investment exemptive relief.

GC Advisors and its affiliates could choose to take steps to reduce the potential for conflicts between us and other entities that co-invest or could co-invest with us, including causing us or such other entities to take certain actions that, in the absence of such conflict, we or they would not take. To the extent we hold significant or control interests in a portfolio company or hold investments in different parts of a portfolio company’s capital structure, conflicts of interest would be more pronounced. We and the other entities with whom we co-invest will have different motives, incentives and other interests with respect to any given portfolio company.

Conflicts of interest could still arise even when we co-invest in the same securities as other entities advised by GC Advisors and its affiliates. For example, it is possible in non-negotiated investments or secondary market purchases that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for us and such other entities may not be the same. Additionally, we and such other entities will generally have different investment periods and/or investment objectives (including return profiles), as a result, could have conflicting goals with respect to the price and timing of disposition opportunities. As such, to the extent permissible under applicable law and any applicable order issued by the SEC, we and such other entities could dispose of co-investments at different times and on different terms.

Additionally, under our incentive fee structure, GC Advisors benefits when we recognize capital gains and, because GC Advisors determines when a holding is sold, GC Advisors controls the timing of the recognition of such capital gains. See “Risk Factors — Risks Relating to Our Business and Structure — Our management and incentive fee structure creates incentives for GC Advisors that are not fully aligned with the interests of our shareholders and could induce GC Advisors to make certain investments, including speculative investments.”

Investment Activities

GC Advisors provides investment advisory services to various clients, including BDCs, private investment funds, pooled investment vehicles and separately managed accounts. GC Advisors is permitted to give advice and/or take actions with respect to any client account it manages, for its own account or for the account of an employee, which differ from the advice it gives and the actions it takes on behalf of other accounts. It is not obligated to recommend, buy or sell, or refrain from recommending, buying or selling any security that it, or its employees, buy or sell for its or their own accounts or for the account of any client. It, or its employees, are permitted to invest in securities held by accounts that we manage, except to the extent these investments violate GC Advisors’ Code of Ethics or applicable law. When a person is responsible for portfolio management of multiple advisory accounts, that person will have a conflict of interest in connection with investment decisions to the extent that such person has an incentive to favor the account in which he or she is invested or otherwise entitled to share in the returns or fees.

From time to time, GC Advisors’ employees or relevant parties invest or otherwise have an interest in securities owned by or recommended to its clients. Moreover, such persons could invest or otherwise have an interest, directly or indirectly, in the BDCs or the private investment funds GC Advisors advises that invest in securities held in other accounts that it also advises. Additionally, GC Advisors, its employees and/or relevant parties often enter into financing arrangements with clients or make loans or otherwise advance money to clients for operational ease, to ensure timely funding of negotiated investments, to assist with loan origination and seasoning and/or for other purposes that GC Advisors determines to be necessary or appropriate. In such arrangements, GC Advisors has a conflict of interest between its obligation to act in the best interest of its clients and its own best interest. The terms associated with any such financing arrangement, loan or monetary advancement, including the interest charged, shall, in the aggregate, be no more favorable to GC Advisors, its employees and/or the relevant parties than could be obtained in an arm’s-length transaction. As these situations involve conflicts of interest, GC Advisors has implemented policies and procedures relating to personal securities transactions, insider trading and side-by-side management, including the Code of Ethics, which are designed to identify actual and potential conflicts of interest, to prevent or mitigate actual conflicts of interest and to resolve such conflicts appropriately as they arise.

Repeat Transactions in the Same Issuer

GC Advisors or an affiliate often acts as an underwriter, arranger or placement agent, or otherwise participates in the origination, structuring, negotiation, syndication or offering of loans held by its clients. These loans are typically held by multiple clients and are often prepayable at the option of the obligor. Its clients often have certain protective rights against prepayment, such as prepayment or call premiums, and on occasion, we could waive these prepayments or call premiums. GC Advisors often has fiduciary duties to multiple holders of such obligations, and it is not always the case that each holder’s interest is aligned with the interests of other holders with respect to waivers of prepayment or call protections. In general, clients who participate in a refinancing of an obligation would benefit from a waiver, while those that do not participate would generally prefer to apply prepayment premiums and other prepayment protections. Whether or not a client is able to participate in a refinancing depends on a variety of factors that vary based on each client.

When determined to be in the overall best interests of GC Advisors’ clients taken as a whole, GC Advisors could cause certain clients to waive prepayment premiums or other similar call premiums in certain circumstances, including when we, or its affiliates, are involved in the refinancing, restructuring or other modification of such assets. Where one or more clients, when considering only those clients’ individual and particular circumstances, do not participate in a related refinancing, GC Advisors faces a conflict of interest between its duty to these clients and the interests of other clients that will participate in the refinancing, as well as, in some cases, its interests or the interests of related entities. To mitigate these conflicts, GC Advisors could cause a non-participating client to waive prepayment or call protections only where we have or will offset adverse economic effect caused by the waiver of the prepayment premiums or other similar call premiums.

Loan Origination

GC Advisors is engaged in loan origination activities. These loan origination activities typically result in fees, including origination, commitment, document, structuring, facility, monitoring, amendment, refinancing and/or other fees. Its clients, and the investment vehicles in which its clients invest, often acquire loans that are originated and/or arranged by these affiliated loan origination activities and, in respect of which, GC Advisors receives fees. In general, because certain of these fees are a part of its advisory compensation with respect to many of its clients, the fees will not be shared with such clients or be applied to reduce the management fees applicable to such clients. GC Advisors could also have an incentive to waive certain fees in connection with a refinancing to receive certain fees in the new transaction.

Fees that GC Advisors and/or its affiliates earn in connection with loan origination activities create a conflict of interest as there is an incentive to refinance loans in which clients have already invested. Clients that have invested in these loans are often entitled to receive certain prepayment premiums paid in connection with the refinancing of a loan (“Call Protection”). However, certain clients likely hold a relatively small number of loans for which Call Protection is not fully payable to the extent that GC Advisors and/or our affiliates lead the refinancing (an “Affiliated Refinancing”). In the event of an Affiliated Refinancing, such clients would not receive the Call Protection to which they would otherwise be entitled to in the case of a refinancing led by an unaffiliated third party. In such circumstances, GC Advisors expects to remit to such clients the lesser of (i) the amount of the Call Protection such clients did not receive due to an Affiliated Refinancing and (ii) such clients’ pro rata share of the fees received by us in connection with the refinancing that do not offset the management fees of, or otherwise benefit, such clients.

In some cases, GC Advisors will serve “lead left” or in another lead position on a particular originated loan. While GC Advisors believes that serving in these roles generally benefits its clients through access to more attractive investments over time, these lead roles (and the fees it or its affiliates receive in connection therewith) could conflict with the short term interests of its clients on any particular deal. For example, when GC Advisors serves in a lead role, it is frequently responsible for placing investments in each segment of the capital structure that comprises a particular offering, which could result in its clients participating in or retaining indirectly a larger portion of revolving loans or delayed draw term loans than is otherwise desired. While the fees related to retaining such revolving loans or delayed draw term loans benefit our clients, when clients retain revolving loans or delayed draw term loans, they generally reserve a sufficient amount of liquid capital (which could be in the form of affiliated or third party leverage or uncalled capital) to satisfy drawdown requests from borrowers with respect to these loans. As a result, a greater portion of a client’s capital could be held in cash or other highly liquid assets than if the client did not retain revolving or delayed draw term loans, which could adversely impact performance. If a large number of borrowers with revolving loans make drawdown requests in a compressed time period, it could exacerbate liquidity pressures on our clients and the subsidiaries through which they invest. Certain events, such as the financial crisis, have historically caused a large number of borrowers to make drawdown requests in a compressed time period. If a client or subsidiary fails to satisfy a drawdown request, this could have an adverse impact on GC Advisors’ operations, and the operations of its affiliates, its clients, and their subsidiaries.

Further, upon the closing of a particular transaction, it is possible that the price attributed to various segments of a deal will not reflect the eventual fair value of these assets. For example, the revolving loan portion of a deal could be overpriced initially compared to where a revolver would trade between third party buyers and sellers. If a client receives indirectly a portion of a revolving loan that is larger than initially desired, the effect of the initial closing prices would be magnified. In addition, GC Advisors could be required to sell a larger portion of an originated loan to third parties to win a mandate on a loan origination or to otherwise satisfy sponsor requests than GC Advisors would otherwise prefer to sell in its capacity as investment adviser to its clients. Further, GC Advisors often receives fees in connection with syndicating loans and are generally permitted to retain a portion or all of these fees as part of its advisory compensation arrangements. As a result, there is an incentive to syndicate more of such loans to third parties than GC Advisors would in the absence of such fees. In these cases, it is possible that its clients will receive a smaller indirect allocation of a loan than would be desirable for its clients. Nonetheless, we believe that in the long term, lead roles are integral to our efforts to secure the best investment opportunities for our clients.

Reductions, Waivers and Absorptions of Fees and Other Costs

GC Advisors is permitted to reduce, waive or absorb some of the fees or costs otherwise payable by its clients or their subsidiaries. While this activity could be seen as friendly to investors, reductions, waivers and absorptions of fees and costs result in higher returns to investors than such investors would receive if full fees and costs were charged and impacts the net of fees performance that is present to prospective clients and investors. These reductions, waivers and absorptions are entirely at GC Advisors’ discretion and there is no guarantee that any particular reduction, waiver or absorption will continue or be offered in the future. GC Advisors does not believe these reductions, waiver and absorptions are material to investors over time. GC Advisors will provide historical return and reduction, waiver and absorption information upon request.

Allocation of Expenses among GC Advisors and its Clients

Certain of GC Advisors’ clients reimburse it for shared services expenses, others pay shared services fees and GC Advisors bears shared services expenses for others and expenses, other than shared services expenses, can also arise that require allocation between and among GC Advisors and its affiliates. Because GC Advisors has an interest in minimizing the expenses that its bears and could benefit from the allocation of expenses to or away from certain clients, conflicts could arise in connection with identifying allocable expenses and in its allocation of expenses between its clients and itself or among its clients. Although this allocation is provided for in clients’ governing documents, in practice, it could be required to exercise some discretion in determining whether a particular expense is charged to the client or to GC Advisors. In using such discretion, GC Advisors is incentivized to charge expenses to clients instead of to itself.

Similar conflicts arise in connection with the allocation of expenses related to transactions that are not ultimately consummated. When a transaction is consummated, the expenses of the transaction are typically allocated to GC Advisors’ advisory clients who participate in the transaction as well as any co-investors. In the case of middle-market loans, the borrower of successfully consummated loans ordinarily pays for transaction expenses. However, when transactions are unsuccessful, it is impractical for GC Advisors to determine which advisory clients would have been allocated interests in the transaction had it been consummated. As a result, we either allocate unsuccessful transaction expenses to the Applicable Clients, pro rata, based on their relative assets, calculated on a fair value basis as of the following quarter end or using such other reasonable methodology that GC Advisors and its affiliates determine in our discretion, or, if GC Advisors elects to do so, waive or bear a portion of these expenses for or on behalf of one or more Applicable Clients. “Applicable Clients” means those clients that would ordinarily participate in investments of the same type as the unsuccessful transaction, with such determination made in sole discretion of GC Advisors and its affiliates.

Golub Capital Balance Sheet

GC Advisors expects to establish one or more affiliates to conduct loan syndication activities and to facilitate loan seasoning for certain current and future clients (collectively, the “Syndication and Seasoning Affiliate”). The Syndication and Seasoning Affiliate would be a proprietary account and all profits and losses would be for the benefit of GC Advisors and its affiliates. This practice presents multiple conflicts of interest, including the following: (i) since the Syndication and Seasoning Affiliate will hold assets, including those that could rise in value, and the Syndication and Seasoning Affiliate expects to sell such assets later to third-party investors as well as GC Advisors’ clients, as applicable, the Syndication and Seasoning Affiliate could profit from such activities; (ii) the Syndication and Seasoning Affiliate also expects to earn fees on these transactions on behalf of GC Advisors and its affiliates and such fees will not be shared with clients, including the Fund; and (iii) GC Advisors will be conflicted in determining allocation of investment opportunities between the Syndication and Seasoning Affiliate and clients.

Notwithstanding any conflicts, GC Advisors is a fiduciary and must put its clients’ interests first. In allocating to the Syndication and Seasoning Affiliate, the specific processes employed and factors considered in allocating investments depend on the nature of the investment and the purpose for which it is acquired:

1.With respect to certain clients that require a seasoned loan solution, GC Advisors expects to allocate investments to the Syndication and Seasoning Affiliate for potential eventual sale to such clients, in compliance with GC Advisors’ allocation policy and tax guidelines, such clients’ governing documents and applicable law;

2.With respect to syndication activities, if there are investment amounts available after GC Advisors has allocated investments to or for the benefit of current clients (including to the Syndication and Seasoning Affiliate pursuant to (i) above) in accordance with the GC Advisors’ allocation policy, then GC Advisors can allocate some or all of such remaining investment amounts to the Syndication and Seasoning Affiliate for syndication to third-party investors; provided, however, where obligated by the sponsor to syndicate a certain loan amount to the market, GC Advisors shall allocate at least such amount to the Syndication and Seasoning Affiliate for syndication to the market. The Syndication and Seasoning Affiliate is expected to retain syndication-related fees to the Syndication and Seasoning Affiliate’s benefit; and

3.With respect to transactions that include investments in multiple segments of a portfolio company’s capital structure (e.g., senior secured debt and equity), the Syndication and Seasoning Affiliate and GC Advisors’ clients are expected to acquire a position in every segment of the portfolio company’s capital structure. However, it is not expected that the Syndication and Seasoning Affiliate will take a pro rata strip of all segments. Rather, it is anticipated that the Syndication and Seasoning Affiliate will make minimum investments in certain segments. For example, GC Advisors may allocate to the Syndication and Seasoning Affiliate a minimum position in a certain segment if (x) it anticipates a client that requires a seasoning solution cannot take such a position or that it would be tax inefficient to do so, or (y) the Syndication and Seasoning Affiliate cannot syndicate certain segments for regulatory reasons. In these instances, other clients of GC Advisors could be apportioned the balance of such positions, but only to the extent that the Investment Adviser believes that acquiring such positions is in the best interests of these clients. These clients will have greater exposure in these positions, which could be beneficial or disadvantageous depending on the performance of that security and that segment of the capital structure. The Syndication and Seasoning Affiliate could retain investments in one or more segments of a portfolio company’s capital structure in connection with its activities. This creates a conflict of interest in certain situations, such as a workout. The Syndication and Seasoning Affiliate’s interests could be adverse to holders of interests in other segments of a portfolio company’s capital structure.

GC Advisors will engage in these practices only when consistent with its fiduciary duty to its advisory clients, its investment allocation and trade procedures, disclosures to clients and applicable law.

Differing Investment Positions

GC Advisors’ clients generally take directionally similar positions. For example, if one of GC Advisors’ clients purchases a loan in a particular issuer, it would be atypical for another client to take a short position in, or buy a credit default swap on, that same issuer.

However, pursuant to GC Advisors’ allocation policy, it is expected, from time to time, that accounts GC Advisors advises will take investment positions in different segments of a portfolio company’s capital structure or otherwise in different classes of an issuer’s securities or loans that have different rights. For example, a client account GC Advisors manages could hold a senior loan in a company while another client account holds subordinated debt or a preferred or common equity investment in the same company. There have been and will likely continue to be portfolio companies in which several GC Advisors clients each participate in different segments of the portfolio companies’ capital structures. Even when clients are all in the same segments of a portfolio company’s capital structure, the proportions in which one client holds such segments could vary materially from the proportions in which another client holds such segments.

In addition, as the broadly syndicated loan origination business of GC Advisors and its affiliates continues to grow, certain client accounts will likely seek to sell interests in these broadly syndicated loans that are also held, and could continue to be held, by other client accounts. In certain circumstances, the sale of an interest in a loan by one client account could affect the market value of the interests in such loan that are held by other client accounts.

Workouts

When a company encounters financial problems, the terms of a workout will often raise conflicts of interest (including conflicts over proposed waivers and amendments to debt covenants), because different accounts could hold different positions in the company’s capital structure. For example, a senior debt holder would likely be advantaged by a company liquidation in which such holder was paid in full, while a junior debt holder or an equity holder would likely prefer a reorganization that provides for the potential to create more long term value for such holders. When a company goes through a restructuring, different conflicts of interest are raised. For example, if a GC Advisors client were to invest in a restructuring of a portfolio company where another client account holds an investment, a conflict exists between the pre-restructuring and post-restructuring investors. Similarly, additional capital could be infused into a company in a workout, and that additional capital could have certain preferred features compared to then-existing capital. In a typical workout, junior positions in the capital structure could find the value of their investment severely diminished or even worthless, as the focus of the business shifts to the part of the capital structure that is “in the money”. GC Advisors’ decisions as to a workout could have different impacts on different clients depending on the type of interests the clients hold and/or acquire in connection with the workout.

GC Advisors seeks to handle these capital stack conflicts, whether in the context of workouts or not, in a manner that benefits its clients, taken as a whole.

Capital Stack Conflicts

When different Client accounts participate in a portfolio company on an other than pro rata basis, a capital stack conflict of interest occurs. Some clients could hold loans with different priorities in a distribution waterfall and/or some clients could own common or preferred equity while other clients do not. A capital stack conflict occurs because different segments of a portfolio company’s capital structure are not fully aligned in a portfolio company’s performance. For example, a client account that holds a senior secured loan could be interested in consistent results so that a loan is paid off, while a client account that holds equity interests could be more interested in growth potential and willing to withstand extended periods of reduced cash flow or profitability.

Although the GC Advisors’ client accounts do not typically have voting control of performing portfolio companies, individual actions that GC Advisors and its affiliates make could indirectly benefit some clients over others. For example, a decision to participate in the refinancing of a loan or the decision to give relief from a financial covenant could affect different clients differently. These conflicts could be more acute if a company is in distress, and in workout and similar situations, GC Advisors could have a greater ability to influence the direction of a portfolio company in a way that benefits certain clients over others. A capital stack conflict of interest can also occur if the Fund and another person (other than a client) with whom GC Advisors or an affiliate thereof has a material relationship hold investments in different segments of a portfolio company’s capital structure or otherwise in different classes of an issuer’s securities or loans. In this circumstance, GC Advisors or such affiliate could, due to its relationship with such other person, have an incentive to prefer the interests of such person if those interests conflict with those of the Fund.

GC Advisors and its affiliates can take actions or forbear to exercise certain rights in order to mitigate capital stack conflicts, but their ability to do so could be reduced if the affected clients have controlling or other significant positions in the applicable portfolio company capital structure segments. Any such action or forbearance might differ from the course GC Advisors and its affiliates would take if the capital stack conflict did not exist.

Where conflicts occur, GC Advisors seeks to act in a manner that is consistent with its fiduciary duties to its clients.

The foregoing discussion of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund, but does reflect known material conflicts known to the Fund at the time of this filing.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of August 29, 2025, information with respect to the beneficial ownership of our Common Shares by:

●	each person known to us to be expected to beneficially own more than 5% of the outstanding our Common Shares;
●	each of our trustees and each executive officers; and
●	all of our trustees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of this offering. Percentage of beneficial ownership is based on our Common Shares expected to be outstanding.

Common Shares Beneficially
Owned
Name and Address	Number	Percentage
Interested Trustees(1)
David B. Golub(2)	700,924	*	%
Christopher C. Ericson	—	—
Independent Trustees(1)
John T. Baily	—	—
Kenneth F. Bernstein	—	—
Lofton P. Holder	—	—
Anita J. Rival	—	—
William M. Webster IV	—	—
Executive Officers Who Are Not Trustees(1)
Wu-Kwan Kit	—	—
Daniel J. Colaizzi	—	—
Jonathan D. Simmons	—	—
Timothy J. Topicz	—	—
All officers and trustees as a group (11 persons)	700,924	*	%
Cliffwater Corporate Lending Fund (3)	7,977,663	5.2%

*Represents less than 1.0%

(1)	The address for all of the Fund’s officers and trustees is c/o Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166.
(2)	Mr. David B. Golub is a control person of GGP Holdings LP and its wholly-owned subsidiaries GCI CB LLC and GGP Class B-P, LLC. The Common Shares shown in the above table as being owned by Mr. Golub reflect the fact that, due to his control of GGP Holdings, he may be viewed as having voting and dispositive power over all of the 700,924 Class I Shares directly and indirectly owned by GGP Holdings.
(3)	The business address for Cliffwater Corporate Lending Fund is c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212.

The following table sets forth the dollar range of our equity securities that is beneficially owned by each of our trustees as of August 29, 2025.

Dollar Range of
Equity Securities
Name and Address	in the Fund(1)(2)
Interested Trustees(1)
David B. Golub	Over $100,000
Christopher C. Ericson	—
Independent Trustees(1)
John T. Baily	—
Kenneth F. Bernstein	—
Lofton P. Holder	—
Anita J. Rival	—
William M. Webster IV	—
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

DISTRIBUTIONS

We expect to pay regular monthly distributions and from time to time variable special distributions at the discretion of our board of trustees on Class S Shares, Class D Shares and Class I Shares, as applicable. Any distributions we make will be at our board of trustees’ discretion, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time and are not guaranteed.

Our board of trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our investment company taxable income (as defined by the Code and determined without regard to any deduction for dividends paid). See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”

The per share amount of distributions on Class S Shares, Class D Shares and Class I Shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S Shares will be lower than Class D Shares, and Class D Shares will be lower than Class I Shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S Shares (compared to Class D Shares and Class I Shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D Shares (compared to Class I Shares). In this way, shareholder servicing and/or distribution fees are borne by shareholders of Common Shares, in that the shareholder servicing and/or distribution fees charged to investors are used by the Fund to pay for the services provided by financial intermediaries or other service providers.

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. While possible at any time during the Fund’s operation, we believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of this offering.

From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our board of trustees.

We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Further, if the Investment Adviser elects to cover certain of our expenses pursuant to the Expense Support Agreement, we may be able to pay distributions at times when we may otherwise be unable to. The Investment Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Investment Advisory Agreement and Administration Agreement.”

Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

Any distributions funded through expense reimbursements or waivers of advisory fees, if any, are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Investment Adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by the Investment Adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. Other than as set forth in this prospectus, the Investment Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.

We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, we must distribute each taxable year at least 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of our net short-term capital gains over our net long-term capital losses), determined without regard to any deduction for dividends paid, to our shareholders. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of your pro rata share of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”

When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 147,724,409.363 Class I Shares and 7,103,815.717 Class S Shares were outstanding as of August 29, 2025, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the board of trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the board of trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

Outstanding Securities

		Amount Held	Amount
		by Fund	Outstanding
	Amount	for its	as of
Title of Class	Authorized	Account	August 29, 2025
Class S	Unlimited	—	7,103,815.717
Class D	Unlimited	—	—
Class I	Unlimited	—	147,724,409.363

Common Shares

Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our board of trustees and declared by us out of funds legally available therefore. Except as may be provided by our board of trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the board of trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of trustees. Except as may be provided by the board of trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect trustees, each trustee will be elected by a plurality of the votes cast with respect to such trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case trustees will be elected by a majority of the votes cast in the contested election of trustees. Pursuant to our Declaration of Trust, our board of trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S Shares, however, if you purchase Class S Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on the net offering price for Class S Shares.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S Shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S Shares, including any Class S Shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D Shares, however, if you purchase Class D Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D Shares.

We pay the Managing Dealer selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D Shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D Shares, including any Class D Shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Managing Dealer reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

When available, Class D Shares will generally be available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I Shares, however, if you purchase Class I Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 2.0% cap on the net offering price for Class I Shares.

Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Investment Adviser, Golub Capital or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S Shares or Class D Shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I Shares.

Class F Shares

No Class F Shares will be issued or sold in this offering. The terms of this prospectus applicable to Class I Shares apply equally to the reclassified Class I Shares.

In addition to the Common Shares issued in this offering, we previously conducted the Private Offering of Class F Shares in an aggregate amount of $650,273,190 to certain accredited investors who purchased Class F Shares through certain registered investment advisers. Following the completion of the Private Offering and prior to the commencement of this offering, the Fund’s Class F Shares were reclassified as Class I Shares. As a result, on June 30, 2023, the Fund issued 26,010,927.600 Class I Shares. No Class F Shares will be issued or sold in this offering. The per share purchase price for Class F Shares in the Private Offering was $25, which was determined by our board of trustees on an arbitrary basis. The Investment Adviser (and not the Fund) contributed a portion of the proceeds used to purchase the Class F Shares on behalf of Class F shareholders from the Investment Adviser’s own resources. Similar to Class I Shares, no upfront selling commissions or shareholder servicing and/or distribution fees were paid for sales of any Class F Shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fees on the Class S Shares and Class D Shares on the earlier to occur of the following: (i) a listing of Class I Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief that permits the Fund to issue multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that the total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fees on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Shares or Class D Shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I Shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our board of trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The board of trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Investment Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two trustees at all times and to elect a majority of the trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our Independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel and counsel to Independent Trustees.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former trustee (a “Trustee”) or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an Independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an Independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.

In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on May 13, 2022, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our board of trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our board of trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our board of trustees will be divided into three classes of trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Fund

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Investment Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Investment Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Investment Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Investment Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Investment Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Investment Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Investment Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at the formation of the Fund and is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Investment Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Investment Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Investment Adviser, the Investment Adviser may not receive interest in excess of the lesser of the Investment Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Investment Adviser may not impose a prepayment charge or penalty in connection with such financing and the Investment Adviser may not receive points or other financing charges. In addition, the Investment Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of trustees will be set by our board of trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire board of trustees may at any time increase or decrease the number of trustees. Our Declaration of Trust provides that the number of trustees generally may not be less than three. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our board of trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our board of trustees may be filled only by the affirmative vote of a majority of the remaining trustees in office, even if the remaining trustees do not constitute a quorum, and any trustee elected to fill a vacancy will serve for the remainder of the full term of the trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act.

Our Declaration of Trust provides that a trustee may be removed only for cause and only by a majority of the remaining trustees (or in the case of the removal of a trustee that is not an interested person, a majority of the remaining trustees that are not interested persons) followed by the holders of at least seventy-five percent (75%) of the shares then entitled to vote in an election of such trustee. Our Declaration of Trust provides that, notwithstanding the foregoing provision, any trustee may be removed with or without cause upon the vote of a majority of then-outstanding shares.

Our board of trustees is comprised of a total of seven members of our board of trustees, five of whom are Independent Trustees. Our Declaration of Trust provides that a majority of our board of trustees must be Independent Trustees except for a period of up to 60 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our board of trustees will be divided into three classes of trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund will hold annual meetings. Special meetings may be called by the trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of trustees or (3) provided that the board of trustees has determined that trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our board of trustees or the Investment Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

●	modify the Declaration of Trust;
●	remove the Investment Adviser or appoint a new investment adviser;
●	dissolve the Fund;
●	sell all or substantially all of our assets other than in the ordinary course of business; or
●	remove any trustee with or without cause (provided the aggregate number of trustees after such removal shall not be less than the minimum required by the Declaration of Trust).

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our board of trustees any power to disapprove shareholder nominations for the election of trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Investment Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

●	modify the Investment Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;
●	except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
●	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);
●	sell all or substantially all of our assets other than in the ordinary course of our business or as otherwise permitted by law; or
●	cause the merger or similar reorganization of the Fund.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would adversely affect the rights of shareholders. Approval of any such amendment must be approved by the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter. In addition, the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter are necessary to effect (a) any amendment to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company and (b) any amendment to certain specific provisions of our Declaration of Trust. If the board of trustees approves a proposal or amendment pursuant to the prior sentence by a vote of at least two-thirds of such board of trustees, then only the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund entitled to vote on the matter shall be required to approve such matter.

Our Declaration of Trust provides that our board of trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws; provided, however, that if any amendment to our bylaws adversely affects the voting rights of shareholders, such amendment must be approved by the affirmative vote of holders of a majority of our outstanding securities entitled to vote on the matter, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our board of trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board Related to Merger, Conversion or Reorganization

The board of trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Fund will not permit the Investment Adviser to cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter.

Derivative Actions

No person, other than a trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. No shareholder may maintain a derivative action on behalf of the Fund unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws and state securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the board of trustees to bring the subject action unless an effort to cause the board of trustees to bring such an action is not likely to succeed; and a demand on the board of trustees shall only be deemed not likely to succeed and therefore excused if a majority of the board of trustees, or a majority of any committee established to consider the merits of such action, is composed of board of trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the board of trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the board of trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the board of trustees determine not to bring such action. For purposes of this paragraph, the board of trustees may designate a committee of one or more trustees to consider a shareholder demand.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for this offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

●	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or
●	one of the following:
●	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or
●	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

●	which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the Declaration of Trust, including rights with respect to the election and removal of trustees, annual and special meetings, amendments to the Declaration of Trust and our dissolution;
●	which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;
●	in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the Declaration of Trust;
●	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or
●	unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Investment Adviser. These reports will also be available on our website www.gcredbdc.com and on the SEC’s website at www.sec.gov. Information contained in, or accessible through, our website is not part of this prospectus.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website at www.gcredbdc.com. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE AND SHARE PRICE

The NAV per share of our outstanding shares of Common Shares is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses are computed using the specific identification method. Investments for which market quotations are readily available are valued at such market quotations. Debt and equity securities that are not publicly-traded or whose market price is not readily available are valued at fair value as determined in good faith by our Valuation Designee, subject to oversight by our board of trustees. In addition, the Valuation Designee has retained independent valuation firms to review the valuation at least every other quarter of each non-de minimis portfolio investment in accordance with the Company’s valuation policies, including for those that do not have a readily available market quotation or are not valued via a third-party pricing service or other quote.

The valuation process is conducted at the end of each fiscal quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, the Valuation Designee expects to use the pricing indicated by the external event to corroborate the valuation.

The Valuation Designee is responsible for determining the fair value of our portfolio investments, subject to the oversight of the board of trustees. The Valuation Designee values investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and the Valuation Designee will value these portfolio investments at fair value as determined in good faith, subject to oversight by our board of trustees, under our valuation policy and process.

Valuation methods include comparisons of the portfolio companies to peer companies that are public, determination of the enterprise value of a portfolio company, discounted cash flow analysis and a market interest rate approach. The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Valuation Designee will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments can differ significantly from the values that would have been used had a readily available market value existed for such investments and differ materially from values that are ultimately received or settled.

Our Valuation Designee, subject to oversight by our board of trustees, is responsible for determining, in good faith, the fair value of investments that are not publicly-traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments that are not publicly-traded or whose market price is not otherwise (a) readily available or (b) provided via a third-party pricing service or other quote, our Valuation Designee undertakes a multi-step valuation process each quarter, as described below:

●	The quarterly valuation process begins with each portfolio investment being initially valued by professionals of GC Advisors responsible for the valuation function.

●	Preliminary valuation conclusions are then documented and discussed with our senior management and GC Advisors.
●	At least every other quarter, the valuation for each portfolio investment, subject to a de minimis threshold, is reviewed by an independent valuation firm.
●	The Valuation Designee discusses valuations and determines the fair value of each portfolio investment in good faith.

Determination of fair values involves subjective judgments and estimates. Under current accounting standards, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

We follow ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Our fair value analysis, currently undertaken by the Valuation Designee, includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:   Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:   Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:   Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and could require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value could fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and we consider factors specific to the asset or liability. The Valuation Designee assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. The following section describes the valuation techniques used by us to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value based on unobservable inputs significant to their fair value as determined in good faith by the Valuation Designee, and may be based on input of the Valuation Designee’s personnel and independent valuation firms that have been engaged by or at the direction of the Valuation Designee to review the valuation at least every other quarter of each non-de minimis portfolio investment in accordance with the Company’s valuation policies, including for those that do not have a readily available market quotation or are not valued via a third-party pricing service or other quote. This valuation process is conducted at the end of each fiscal quarter, with the independent valuation firms retained by the Valuation Designee providing a valuation review on approximately 50% of the investments for which market quotations are not readily available each quarter to ensure that the fair value of each portfolio investment for which a market quote is not readily available (subject to a de minimis threshold and as otherwise provided herein) is reviewed by an independent valuation firm at least every other quarter.

When determining fair value of Level 3 portfolio investments, the Valuation Designee may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly-traded securities, and changes in the interest rate environment and the credit markets generally that could affect the price at which similar investments could be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. A portfolio company’s EBITDA could include pro-forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Valuation Designee will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Valuation Designee uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Valuation Designee could base its valuation on indicative bid and ask prices provided by an independent third party pricing service or directly from brokers. Bid prices reflect the highest price that we and others could be willing to pay. Ask prices represent the lowest price that we and others could be willing to accept. The Valuation Designee generally use the midpoint of the independent third-party market “bid” and “ask” quotes to determine the value for portfolio investments. While market price quotes from third-party pricing sources may be available, the Valuation Designee has the discretion to seek and utilize independent quotes from independent broker dealers to determine the fair value of the applicable portfolio investment. The Valuation Designee may obtain and consider both “bid” and “ask” quotes from either independent third-party vendors or directly from independent brokers.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments could differ significantly from the values that would have been used had a market existed for such investments and could differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly-traded instruments. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which such investment had previously been recorded. Our investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Our most recently determined NAV and net offering price per share is available on our website: www.gcredbdc.com.

Share Price Determinations in Connection with this Offering

In connection with each sale of shares of our Common Shares, we intend to sell our shares at net offering price as determined in accordance with our share pricing policy. Under such policy, in connection with each monthly closing on the sale of shares of Class S Shares, Class D Shares and Class I Shares offered pursuant to this prospectus, our board of trustees has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. We will modify our public offering price to the extent necessary to comply with the requirements of the 1940 Act, including the requirement that we not sell our Common Shares at a net offering price below our NAV per share unless we obtain the requisite approval from our shareholders.

For sales that occur in months in which the Fund’s NAV is not determined pursuant to the valuation procedures described above, the Investment Adviser will estimate whether any change in the NAV per share of each class of our Common Shares as disclosed in our most recent periodic report filed with the SEC has occurred, including due to, among other factors, accrued investment income and expenses, any realization of net gains or losses from the sale of a portfolio investment and any material change in the fair value of portfolio investments reviewed by the Investment Adviser or its affiliates, in each case, from the period beginning on the date of the most recently disclosed NAV per share to the date on which the offering price for such month is determined. As part of management’s assessment, it may consider such information as it deems relevant in determining whether a portfolio investment’s fair value has changed and may involve third parties in such assessment, but does not expect to determine a new fair value for each portfolio holding for the Fund as a result of such assessment. Any such estimated changes to the fair value of the Fund’s investments will be utilized in determining the net offering price of the Fund’s shares for that month and for other purposes of the Fund’s operations.

To the extent there is a possibility that we could sell shares of any class of our Common Shares at a price which, after deducting any upfront sales load, is below the then-current NAV per share of the applicable class at the time at which the sale is made, our board of trustees or a delegation thereof will elect to either (i) postpone the closing until such time that there is no longer the possibility of the occurrence of such event or (ii) determine the NAV per share within two days prior to any such sale, in each case, to ensure that such sale will not be at a price which, after deducting any upfront sales load, is below the then-current NAV per share of the applicable class.

We intend to report our price per share as of the last day of each month on our website within 20 business days of the last day of each month. Once such share price is reported, your account will be adjusted to reflect the number of Common Shares (including fractional shares) purchased by you at the time of your subscription.

HOW TO SUBSCRIBE

You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Managing Dealer. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our shares, shareholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our board of trustees modifies, suspends or terminates share repurchase program.

Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

●	Read this entire prospectus and any appendices and supplements accompanying this prospectus.
●	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Managing Dealer. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.
●	Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Golub Capital Private Credit Fund.” For Class S Shares and Class D Shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I Shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Managing Dealer. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.
●	By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the net offering price per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first calendar day of the month (unless waived by the Managing Dealer).

For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s net offering price as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the net offering price applicable on the effective date of the share purchase, the net offering price applicable to a purchase of shares will be available on our website at www.gcredbdc.com generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that net offering price and each shareholder’s purchase will be determined and shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.

You have the option of placing a transfer on death (TOD), designation on your shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.

Purchase Price

Class S Shares, Class D Shares and Class I Shares are sold at the net offering price per share, as described in “Determination of Net Asset Value and Share Price.” Each class of shares may have a different net offering price per share because shareholder servicing and/or distribution fees differ with respect to each class.

The Fund broke escrow on April 1, 2024 and June 30, 2023 for Class S Shares and Class I Shares, respectively. If the Fund begins selling Class D Shares, we will accept purchase orders and hold investors’ funds in an interest-bearing escrow account for Class D Shares until we receive purchase orders pursuant to this offering for at least 100 investors in Class D Shares. If we do not receive subscription orders from at least 100 investors by one year following the date in which proceeds were placed into the escrow account for such class, our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. If the Fund breaks escrow with respect to Class D Shares, interest earned on funds in escrow, if any, will be released to our account and constitute part of our net assets.

If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent net offering price per share for such shares at the time the distribution is payable.

We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

●	On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the net offering price per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Managing Dealer, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.
●	Generally, within 20 business days after the first calendar day of each month, we will determine the net offering price per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.
●	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month (unless waived or as otherwise disclosed herein).
●	Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, 844-373-0973.
●	You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable offering price per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website, www.gcredbdc.com, including supplements to the prospectus.

The net offering price per share may vary significantly from one month to the next. Through our website at www.gcredbdc.com you will have information about the most recently available offering price per share.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, the net offering price per share will be calculated once monthly pursuant to our share pricing policy, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

PLAN OF DISTRIBUTION

General

We are offering a maximum of $5,000,000,000 in Class S Shares, Class D Shares and Class I Shares pursuant to this prospectus on a “best efforts” basis through Arete Wealth Management, LLC, the Managing Dealer, a registered broker-dealer. Because this is a “best efforts” offering, the Managing Dealer must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The Managing Dealer is headquartered at 1115 W. Fulton Market, 3rd Floor, Chicago, IL 60607.

The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Managing Dealer nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, shareholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.

We intend to offer to the public three classes of Common Shares: Class S Shares, Class D Shares and Class I Shares. We are offering to sell any combination of Class S Shares, Class D Shares and Class I Shares with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.

The Fund broke escrow on April 1, 2024 and June 30, 2023 for Class S Shares and Class I Shares, respectively. If the Fund begins selling Class D Shares, we will accept purchase orders and hold investors’ funds in an interest-bearing escrow account for Class D Shares until we receive purchase orders pursuant to this offering for at least 100 investors in Class D Shares. If we do not receive subscription orders from at least 100 investors by one year following the date in which proceeds were placed into the escrow account for such class, our escrow agent will promptly send you a full refund of your investment with interest and without deduction for escrow expenses. If the Fund breaks escrow with respect to Class D Shares, interest earned on funds in escrow, if any, will be released to our account and constitute part of our net assets. Our escrow agent is UMB Bank, N.A., 928 Grand Boulevard, 12th floor, Kansas City, MO 64106.

Class S Shares are available through brokerage and transactional-based accounts. When available, Class D Shares will generally be available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I Shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Investment Adviser, Golub Capital or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S Shares or Class D Shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I Shares. We may also offer Class I Shares to certain feeder vehicles primarily created to hold our Class I Shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I Shares to other investment vehicles. The minimum initial investment for Class I Shares is $1,000,000, unless waived by the Managing Dealer. If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I Shares because Class I Shares have no shareholder servicing and/or distribution fees, which will reduce the NAV, net offering price or distributions of the other share classes. However, Class I Shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Managing Dealer nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.

This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.

Purchase Price

Shares are sold at the then-current net offering price per share, as described in “Determination of Net Asset Value and Share Price.” Each class of shares may have a different purchase price per share because shareholder servicing and/or distribution fees differ with respect to each class.

Underwriting Compensation

We have entered into a Managing Dealer Agreement with the Managing Dealer, pursuant to which the Managing Dealer has agreed to, among other things, manage our relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of our Class I Shares, Class D Shares and Class S Shares, which we refer to as “participating brokers,” and financial advisors. The Managing Dealer also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of this offering, our investment strategies, material aspects of our operations and subscription procedures. As set forth in and pursuant to the Managing Dealer Agreement, we pay the Managing Dealer certain fees, including, a $35,000 engagement fee that was paid upon the effective date of this offering, a $250,000 fixed managing dealer fee that was paid for the first 15 months of this offering in five equal quarterly installments following effectiveness of this offering and a two basis point variable managing dealer fee that is payable quarterly in arrears on any new capital raised in this offering following the expiration of the initial 15-month period of this offering. Such fees will be borne by all shareholders of the Fund. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares.

Upfront Sales Loads

Class S Shares, Class D Shares and Class I Shares. Neither the Fund nor the Managing Dealer will charge an upfront sales load with respect to Class S Shares, Class D Shares or Class I Shares; however, if you buy Class S Shares, Class D Shares or Class I Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D Shares, a 3.5% cap on the net offering price for Class S Shares and a 2.0% cap on the net offering price for Class I Shares.

Shareholder Servicing and/or Distribution Fees — Class S Shares and Class D Shares

The following table shows the shareholder servicing and/or distribution fees we pay the Managing Dealer with respect to the Class S Shares, Class D Shares and Class I Shares on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class.

Shareholder Servicing
and/or Distribution
Fee as a % of NAV
Class S Shares	0.85%
Class D Shares	0.25%
Class I Shares	—%

Subject to FINRA and other limitations on underwriting compensation described in “— Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee on a monthly basis equal to 0.85% per annum of the aggregate NAV for the Class S Shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D Shares.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Managing Dealer will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services. The Fund also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S Shares and Class D Shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S Shares or Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Managing Dealer will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Other Compensation

We or the Investment Adviser may also pay directly, or reimburse the Managing Dealer if the Managing Dealer pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).

The Investment Adviser may pay additional compensation, out of its own funds and not as an additional charge to the Fund or shareholders, to selected brokers, dealers or other financial intermediaries, including affiliated broker dealers, for the purpose of introducing a selling agent to the Fund and/or promoting the recommendation of an investment in the Common Shares. Such payments made by the Investment Adviser may be based on the aggregate purchase price of investors in the Fund as determined by the Investment Adviser. The amount of these payments is determined from time to time by the Investment Adviser and may be substantial.

Limitations on Underwriting Compensation

We will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares on the earlier to occur of the following: (i) a listing of Class I Shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief that permits the Fund to issue multiple classes of shares, at the end of the month in which the Managing Dealer in conjunction with the transfer agent determines that the total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Managing Dealer or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S Shares and Class D Shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S Shares or Class D Shares in such shareholder’s account will convert into a number of Class I Shares (including any fractional shares), with an equivalent aggregate NAV as such Class S Shares or Class D Shares.

This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Managing Dealer fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction based compensation paid to registered persons associated with the Managing Dealer in connection with the wholesaling of our offering, including supervision fees, technology fees, affiliation fees and licensing fees paid in connection with the registration of such persons, and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).

Term of the Managing Dealer Agreement

Either party may terminate the Managing Dealer Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Managing Dealer Agreement. Our obligations under the Managing Dealer Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S Shares and Class D Shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I Shares, as described above). The Managing Dealer Agreement also may be terminated at any time, without the payment of any penalty, by vote of a majority of the Fund’s trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund and who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Managing Dealer Agreement or by vote of a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Managing Dealer or the Investment Adviser. The Managing Dealer Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Indemnification

To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Managing Dealer against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.

Supplemental Sales Material

In addition to this prospectus, we may use sales material in connection with the offering of shares. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of the Investment Adviser and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering Class S Shares, Class D Shares and Class I Shares only by means of this prospectus. Although the information contained in the sales material for Class S Shares, Class D Shares and Class I Shares will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Class S Shares, Class D Shares and Class I Shares.

Share Distribution Channels and Special Discounts

We expect our Managing Dealer to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our Managing Dealer is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.

Offering Restrictions

Notice to Non-U.S. Investors

The shares described in this prospectus have not been registered and not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of shares.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the board of trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the board of trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who participate in our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder who does not reside in an Opt-In State to have his, her or its cash dividend or other distribution reinvested in our shares. Such shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements. Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Tennessee, Vermont and Washington do not permit automatic enrollment in our distribution reinvestment plan. Accordingly, investors and clients of certain participating broker-dealers who reside in Opt-In States will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. A shareholder may elect to receive its entire dividend in cash at any time by notifying the Fund’s transfer agent in writing. If, however, a shareholder requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. There will be no up-front selling commissions or managing dealer fees to you if you participate in the distribution reinvestment plan. We will pay the plan administrator fees under the plan.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you elect to opt out of the plan, you will receive any distributions we declare in cash. For example, if our board of trustees authorizes, and we declare, a cash dividend, then if you have “opted out” of our distribution reinvestment plan, you will receive the cash distributions.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent net offering price per share for such shares at the time the distribution is payable. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our Common Shares offered pursuant to this prospectus.

If you are a registered shareholder, you may elect to have your entire distribution reinvested in additional shares by notifying the plan administrator and our transfer agent and registrar, in writing, so that such notice is received by the plan administrator no later than the record date to which such distribution relates. If you elect to reinvest your distributions in additional shares, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt-out” of our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

During each quarter, but in no event later than 30 days after the end of each calendar quarter, our transfer agent or another designated agent will mail and/or make electronically available to each participant in the distribution reinvestment plan, a statement of account describing, as to such participant, the distributions received during such quarter, the number of our Common Shares purchased during such quarter, and the per share purchase price for such shares. Annually, as required by the Code, we will include tax information for income earned on shares under the distribution reinvestment plan on a Form 1099-DIV that is mailed to shareholders subject to IRS tax reporting. We reserve the right to amend, suspend or terminate the distribution reinvestment plan. Any distributions reinvested through the issuance of shares through our distribution reinvestment plan will increase our gross assets on which the base management fee and the incentive fee are determined and paid under the Investment Advisory Agreement.

For additional discussion regarding the tax implications of participation in the distribution reinvestment plan, see “Certain U.S. Federal Income Tax Considerations.” Additional information about the distribution reinvestment plan may be obtained by contacting the plan administrator, SS&C GIDS, Inc., for Golub Capital Private Credit Fund at golubai@sscinc.com.

SHARE REPURCHASE PROGRAM

We do not intend to list our shares on a securities exchange and we do not expect there to be a public market for our shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.

We have commenced a share repurchase program under which, at the discretion of our board of trustees, we intend to offer to repurchase, in each quarter, up to 5% of the weighted average aggregate NAV of our Common Shares outstanding as of the close of the calendar quarter prior to the applicable Valuation Date. Our board of trustees may amend, suspend or terminate the share repurchase program upon 30 days’ notice, if it deems such action to be in our best interest and the best interest of our shareholders. As a result, share repurchases may not be available each quarter. We intend to conduct such repurchase offers (also referred to as a tender offer) in accordance with the requirements of the 1940 Act and Rule 13e-4 under the Exchange Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares. Repurchases of the Investment Adviser’s shares will be on the same terms and subject to the same limitations as other shareholders.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the Valuation Date, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; or due to trade or operational error. In addition, our Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, we may not apply the Early Repurchase Deduction to repurchase requests made by the feeder vehicles, including because of administrative or systems limitations.

You may tender all of the Common Shares that you own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis based on the total number of Common Shares tendered. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.

We will offer to repurchase shares on such terms as may be determined by our board of trustees in its complete and absolute discretion unless, in the judgment of our Independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the board of trustees determines to be fair to the Fund and to all shareholders. When the board of trustees determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at www.gcredbdc.com. However, our repurchase offers will generally use the NAV per share of the last calendar day of the prior quarter, which may not be available until after the expiration of the applicable tender offer, so you may not know the exact price of shares in the tender offer when you make your decision whether to tender your shares.

Repurchases of shares from shareholders by the Fund will be paid in cash after the expiration of the tender offer within five business days of the last date that shareholders may tender shares for the repurchase offer. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of shares.

The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.

Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our Investment Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Investment Adviser intends to take measures, subject to policies as may be established by our board of trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

REGULATION

General

We are a business development company under the 1940 Act and have elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the trustees of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we cannot change the nature of our business so as to cease to be, or withdraw our election as, a business development company without the approval of a majority of our outstanding voting securities.

We can invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we could, for the purpose of public resale, be deemed an “underwriter,” as that term is defined in the Securities Act of 1933, as amended, or the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we could enter into hedging transactions to manage the risks associated with interest rate or foreign currency fluctuations. However, we could purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments may subject our shareholders to additional expenses. None of these policies, or any of our other policies, is fundamental and each could be changed without shareholder approval. To the extent we adopt any fundamental policies; no person from whom we borrow will have, in his or her capacity as lender or debt holder, either a veto power or a vote in approving or changing any of our fundamental policies.

Qualifying Assets

Under the 1940 Act, a business development company is restricted from acquiring any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as could be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company, or SBIC, wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies either of the following:
i.	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or
ii.	is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(5)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining and interpreting qualifying assets can change over time. We could adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

We look through our consolidated subsidiaries to the underlying holdings (considered together with portfolio assets held outside of our consolidated subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. At least 70% of our assets will be eligible assets.

Managerial Assistance to Portfolio Companies

A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group could make available such managerial assistance. Making available significant managerial assistance means any arrangement whereby the business development company, through its trustees, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator or an affiliate of the Administrator provides such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments could consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that could be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would generally not meet the diversification tests described in Section 851(b)(3) of the Code in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GC Advisors will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% (or 150% upon receipt of certain approvals and subject to the requirement that we make an offer to repurchase the shares of our shareholders) immediately after each such issuance (or such other percentage as could be prescribed by law from time to time). Prior to the enactment of the Small Business Credit Availability Act, or SBCAA, in March 2018, the asset coverage requirement applicable to business development companies was 200%. The SBCAA permits a business development company to be subject to an asset coverage requirement of 150% so long as it meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement permits a business development company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. In other words, we are able to borrow $2 for investment purposes for every $1 of investor equity, as opposed to borrowing $1 for investment purposes for every $1 of investor equity. On May 17, 2023, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As of September 30, 2024, our asset coverage for borrowed amounts was 208.3%.

In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure”

Codes of Ethics

We and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code can invest in securities for their personal investment accounts, including securities that can be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You can read and copy the code of ethics from our website at www.gcredbdc.com or from the SEC’s website at www.sec.gov. In addition, each code of ethics is attached as an exhibit to this registration statement.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to GC Advisors. The proxy voting policies and procedures of GC Advisors are set out below. The guidelines are reviewed periodically by GC Advisors and our trustees who are not “interested persons” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, GC Advisors has a fiduciary duty to act solely in our best interests. As part of this duty, GC Advisors recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

GC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

GC Advisors votes proxies relating to our portfolio securities in what it perceives to be the best interest of our shareholders. GC Advisors reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its effect on the portfolio securities we hold. In most cases GC Advisors will vote in favor of proposals that GC Advisors believes are likely to increase the value of the portfolio securities we hold. Although GC Advisors will generally vote against proposals that could have a negative effect on our portfolio securities, GC Advisors could vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by GC Advisors’ chief executive officer and president. To ensure that GC Advisors’ vote is not the product of a conflict of interest, GC Advisors requires that (1) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how GC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest could be present, GC Advisors will disclose such conflicts to us, including our independent trustees, and could request guidance from us on how to vote such proxies.

Proxy Voting Records

You can obtain information without charge about how GC Advisors voted proxies by making a written request for proxy voting information to: Golub Capital Private Credit Fund, Attention: Investor Relations, 200 Park Avenue, 25th Floor, New York, NY 10166, or by calling Golub Capital Private Credit Fund collect at (212) 750-6060.

Privacy Principles

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information.

We restrict access to nonpublic personal information about our shareholders to employees of GC Advisors and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and GC Advisors are required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering these policies and procedures.

We could also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of trustees who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit “joint transactions” among entities that share a common investment adviser. The Staff has granted no-action relief permitting purchases of a single class of privately placed securities provided that the Investment Adviser negotiates no term other than price and certain other conditions are met. Any co-investment would be made subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for another account sponsored or managed by GC Advisors to make different investments in the same issuer, GC Advisors will need to decide which account will proceed with the investment. Moreover, in certain circumstances, we could be unable to invest in an issuer in which another account sponsored or managed by GC Advisors has previously invested.

GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates have received exemptive relief from the SEC that permits us, among other things, to co-invest with other funds and accounts managed by GC Advisors or its affiliates, in certain privately placed investments that involve the negotiation of certain terms of the securities to be purchased (in addition to price-related terms), subject to certain conditions. We believe that co-investment by us and accounts sponsored or managed by GC Advisors and its affiliates could afford us additional investment opportunities and the ability to achieve greater diversification.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, imposes a variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 13a-14 under the Exchange Act our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
●	pursuant to Item 307 under Regulation S-K under the Securities Act our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
●	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
●	pursuant to Item 308 of Regulation S-K under the Securities Act and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls during the fiscal quarter covered by such report, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, any U.S. federal alternative minimum tax consequences, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership and disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above); and (5) distribute to its shareholders in each taxable year at least 90% of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long - term capital gain over net short - term capital loss), if any, that it distributes in each taxable year to its shareholders. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one - year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we could incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC cannot use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but could carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we could for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our shareholders even if such taxable income is greater than the net income we actually earn during those taxable years.

Some of the income and fees that we recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not be treated as qualifying income for purposes of the 90% gross income test described above. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% gross income test, we could be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to incur a liability for U.S. corporate income tax as well as state and local tax on their earnings, which ultimately will reduce our return on such income and fees.

The Fund may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Subject to certain limitations under the Code, such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. The Code provides certain relief from RIC disqualification due to inadvertent failures to comply with the 90% gross income test and the diversification tests described above, although there could be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% gross income test or the diversification tests described above.

The remainder of this discussion assumes that the Fund qualifies as a RIC for each taxable year.

Distributions

Distributions to shareholders by the Fund of ordinary income and net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate shareholders.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or additional shares, including investments in additional shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional shares pursuant to the distribution reinvestment plan will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. Since the Fund expects to pay tax on any retained net capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals and other non-corporate shareholders on long-term capital gains, the amount of tax that individual and other non-corporate shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally could be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or could be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution as described above.

The IRS currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Although we currently do not intend to do so, we are permitted to declare a large portion of a dividend in our Common Shares at the election of each shareholder. Revenue Procedures issued by the IRS allow a publicly offered regulated investment company to distribute its own shares as a dividend for the purpose of fulfilling its distribution requirements if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all shareholders is currently required to be at least 20% of the aggregate declared distribution. The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received.

If an investor purchases our shares shortly before the record date of a distribution, the price of our shares will generally include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment. We will provide on our website, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in a U.S. shareholder’s taxable income for such calendar year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS.

Sale or Exchange of Shares

Upon the sale, exchange or other disposition of our shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale, exchange or other disposition of shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

The Fund has commenced a share repurchase program in which it offers to repurchase its shares each quarter. Shareholders who tender all shares of the Fund held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares or fewer than all shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their shares or fewer than all of whose shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming shares of the Fund.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount and Market Discount

For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Furthermore, we have elected to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation. Because any original issue discount or market discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Warrants

Gain or loss realized by the Fund from warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long - term or short - term, depending on how long the Fund held a particular warrant.

Foreign Taxes

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

Preferred Shares or Borrowings

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on shares in certain circumstances. Limits on the Fund’s payments of dividends on shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Fund or other applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) at the applicable rate from all distributions and repurchase proceeds payable to U.S. shareholders who fail to provide their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. Any amount withheld under the backup withholding rules is not an additional tax and is generally allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and could entitle such shareholder to a refund, provided the required information is timely furnished to the IRS.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain dividends received from us and net gains from the sale, exchange or other disposition of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income”(in the case of an individual) or “adjusted gross income”(in the case of an estate or trust) exceeds certain threshold amounts.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest income or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. Nevertheless, it should be noted that in the case of shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report dividends as interest-related dividends or short-term capital gain dividends. Moreover, depending on the circumstances, we could report all, some or none of our potentially eligible dividends as interest-related dividends or short-term capital gain dividends, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

If, as discussed above, we distribute our net capital gains in the form of deemed rather than actual distributions (which we could do in the future), a foreign shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s pro rata share of any U.S. federal income tax we incur on the capital gains deemed to have been distributed. In order to obtain the refund, the foreign shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the foreign shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

Backup withholding may apply to distributions to foreign shareholders, even if such distributions are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our shares.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS

Each prospective investor that is, or is acting on behalf of, any Plan, must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Benefit Plan Investor (defined below) subject to Title I of ERISA or Section 4975 of the Code and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is generally defined to include (a) “employee benefit plans” within the meaning of Section 3(3) of ERISA which are subject to Title I of ERISA, (b) “plans” within the meaning of Section 4975 of the Code which are subject to the prohibited transaction provisions of Section 4975 of the Code (including, without limitation, “Keogh” plans and IRAs), and (c) entities whose underlying assets are considered to include plan assets by reason of such an employee benefit plan or plan’s investment in such entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In considering an investment in any class of our Commons Shares of a portion of the assets of any Plan, a fiduciary should consider, among other things, whether an investment in the shares is appropriate for the Plan, taking into account the provisions of the Plan documents, the overall investment policy of the Plan and the composition of the Plan’s investment portfolio, as there are imposed on Plan fiduciaries certain fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan’s investments be made in accordance with the documents governing the Plan. Further, a fiduciary should consider that in the future there may be no market in which such Plan would be able to sell or otherwise dispose of the Common Shares.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any assets of a Benefit Plan Investor. Depending on the satisfaction of certain conditions which may include the identity of the fiduciary making the decision to acquire or hold the Common Shares on behalf of the Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 95-60 (relating to investments by an insurance company general account), PTCE 96-23 (relating to transactions directed by an in-house asset manager) or PTCE 90-1 (relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the Common Shares. It is also possible that one of these exemptions could apply to some aspect of the acquisition or holding of Common Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring and/or holding our Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with its legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Asset Issues

An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and Section 4975 of the Code. ERISA and the United States Department of Labor (“DOL”) regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulation”) concerns the definition of what constitutes the assets of a Benefit Plan Investor for purposes of the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of Section 4975 of the Code.

Under ERISA and the Plan Asset Regulation, generally when a Benefit Plan Investor acquires an “equity interest” in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors within the meaning of the Plan Asset Regulation (the “25% Test”) or that the entity is an “operating company” as defined in the Plan Asset Regulation. The Plan Asset Regulation defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features.

For purposes of the 25% Test, the assets of an entity will not be treated as “plan assets” if, immediately after the most recent acquisition of any equity interest in the entity, less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors, excluding equity interests held by persons (other than Benefit Plan Investors) with discretionary authority or control over the assets of the entity or who provide investment advice for a fee (direct or indirect) with respect to such assets, and any affiliates thereof. Under the Plan Asset Regulation, a “publicly-offered security” is a security that is (a) “freely transferable,” (b) part of a class of securities that is “widely held,” and (c) (i) sold to the Benefit Plan Investor as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act, and the class of securities to which such security is a part is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.

We will not be an investment company under the 1940 Act and we do not anticipate qualifying as an “operating company” within the meaning of the Plan Asset Regulations. To the extent any class of our Common Shares is not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to satisfy another exception to the Plan Asset Regulations, including limiting investment by, or prohibiting investment from, Benefit Plan Investors in one or more classes of our Common Shares. However, there can be no guarantee or assurance that the conditions to be a publicly-offered security under the Plan Asset Regulations or another exception to the Plan Asset Regulations will be satisfied.

If the assets of the Fund were deemed to be “plan assets” of one or more Benefit Plan Investors within the meaning of the Plan Asset Regulations this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Investment Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the shareholders that are Benefit Plan Investors any profit realized on the transaction and (ii) reimburse the Benefit Plan Investors for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries for actions taken by or on behalf of the Fund or the Investment Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt status. In addition, if our assets are deemed to be “plan assets” under the Plan Asset Regulation, our management, as well as various providers of fiduciary or other services to us, and any other parties with authority or control with respect to us or our assets, may be considered fiduciaries under ERISA and Section 4975 of the Code, or otherwise parties in interest or disqualified persons by virtue of their provision of such services (and there could be an improper delegation of authority to such providers). In addition, ERISA generally provides that discretionary authority with respect to the management and disposition of the assets of a Benefit Plan Investor may be delegated to certain “investment managers” who acknowledge that they are fiduciaries of the Benefit Plan Investor. In such case, a fiduciary of a Benefit Plan Investor who has appointed an investment manager will generally not be liable for the acts of such investment manager. We do not expect to be an “investment manager” within the meaning of ERISA. Consequently, if our assets are deemed to constitute “plan assets” of any shareholder which is Benefit Plan Investor, the fiduciary of any such Benefit Plan Investor would not be protected from liability resulting from our decisions.

Other Plans

Plans which are not Benefit Plan Investors, such as are governmental plans, certain church plans and non-U.S. plans, may be subject to Similar Laws. Fiduciaries of any such Plans, in consultation with their advisors and legal counsel, should consider the impact of their respective laws and regulations on an investment in the Fund and the considerations discussed above, if applicable.

In light of the above, we may require any person proposing to acquire our Common Shares to furnish such information as may be necessary to determine compliance with an exception under ERISA or the Plan Asset Regulation, including whether such person is a Benefit Plan Investor. In addition we have the power to (a) exclude any shareholder or potential shareholder from purchasing any class of our Common Shares and (b) prohibit any redemption of Common Shares if our Investment Adviser determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets, for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA, Section 4975 of the Code or any provisions of any Similar Laws, and all of our Common Shares shall be subject to such terms and conditions.

Representation

By acceptance of any class of shares of our Common Shares, each purchaser and subsequent transferee of a share will be deemed to have represented and warranted that either (i) no portion of the assets used by such purchaser or transferee to acquire or hold the Common Shares constitutes assets of any Plan or (ii) (a) the purchase and holding of the Common Shares by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws and (b) if such purchaser is acquiring any Common Shares with the assets of a Plan subject to any Similar Law, the purchase and holding would not result in the assets of the Fund being deemed to constitute the assets of such Plan pursuant to applicable law.

Independent Fiduciaries with Financial Expertise

This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. Golub Capital, the Investment Adviser and their respective affiliates have a financial interest in investors’ investment in shares on account of the fees and other compensation they expect to receive (as the case may be) from the Fund and their other relationships with the Fund as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. Each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of Golub Capital, the Investment Adviser, and their respective affiliates; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this Registration Statement; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Similar Law) with respect to the Plan’s investment in the shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the shares and any related transactions.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate a plan administrator’s compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the management fee and incentive fee payable to the Investment Adviser are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

The sale of shares of our Common Shares to a Plan is in no respect a representation by us or any other person associated with this offering of our Common Shares that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

Each Plan investor is advised to contact its own financial advisor or other fiduciary unrelated to the Investment Adviser, the Managing Dealer, Golub Capital, or any of our or their respective affiliates about whether an investment in our Common Shares, or any decision to continue to hold, transfer, vote or provide any consent with respect to any such Common Shares, may be appropriate for the Plan’s circumstances. Prospective investors should not construe the contents of this prospectus as, nor do the contents of this prospectus constitute, a recommendation or representation with respect to our Common Shares (i) that is based on any prospective investor’s particular needs or individual circumstances or (ii) that the investment satisfies a particular prospective investor’s specific legal or other requirements for investment. Each Plan fiduciary should consult with its own advisors concerning the potential consequences under ERISA, Section 4975 of the Code and any applicable Similar Law before making an investment in our shares.

The preceding discussion is only a summary of certain ERISA implications of an investment in the securities and does not purport to be complete. Prospective investors should consult with their own legal, tax, financial and other advisors prior to investing to review these implications in light of such investor’s particular circumstances.

Each purchaser or transferee that is or is acting on behalf of a Plan should consult with its legal advisor concerning the potential consequences to the Plan under ERISA, Section 4975 of the Code or applicable Similar Law of an investment in any class of our Common Shares.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Computershare Trust Company, N.A. The address of the custodian is 9062 Old Annapolis Road, Columbia, MD 21045. SS&C GIDS, Inc. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 1055 Broadway Blvd., Kansas City, MO 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of trustees, GC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GC Advisors may select a broker based upon brokerage or research services provided to GC Advisors and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if GC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Golub Capital Private Credit Fund at September 30, 2024 and 2023, and for the year ended September 30, 2024 and the period from June 30, 2023 through September 30, 2023, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Clark Hill PLC, Wilmington, Delaware, as special Delaware counsel to the Fund. Simpson Thacher & Bartlett LLP, Washington, DC, acts as counsel to the Fund.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

WEBSITE DISCLOSURE

We use our website www.gcredbdc.com as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this registration statement.

INVESTOR DATA PRIVACY NOTICE

Notification of Privacy Policies and Practices

Maintaining the confidentiality of the personal information of our current and prospective investors is one of our highest priorities. This notice sets forth the type of personal information we collect, how that information is used by us, and how we protect your personal information.

How and Why We Collect Personal Information

1.	Collection

Personal information may be collected from you in order to comply with legal and regulatory requirements. Information may be collected from any of the following sources:

1.	From You: We collect information from you when you enter into a subscription agreement with a fund we manage. We may also collect information from investor questionnaires, W-9’s and other applications or forms that you complete. This information may include items such as your name, address, e-mail address, social security number, birth date, annual income, net worth, marital status, and investment risk tolerance. If you indicate you have a spouse or partner, his/her personal and financial account information may also be requested.
2.	From Transactions: If you invest in a fund managed by us, we keep records relating to your interest in the fund.
3.	From our Web Site: If you visit our website, we may collect your contact details and other information that you provide directly to us and we may track the amount of time you spend on our site, the parts of our site you visited and other technical information.
2.	Use of Personal Information.

Your personal information is collected and maintained by us so that we may fulfill our legal and regulatory requirements.

Disclosure of Personal Information

We do not, and do not intend, to disclose personal information about current or former investors to nonaffiliated third parties except as set forth below. If in the future this policy changes you will be notified and provided with an opportunity to opt out of such disclosure. We may share your personal information as follows:

1.	We will reveal or share your personal information where the law permits or requires it, such as for tax reporting purposes or pursuant to a court order, or to otherwise comply with applicable laws and regulations.
2.	We may reveal or share your personal information with our affiliates. Our affiliates include, for example, investment funds that we manage and over which we have control.
3.	We may reveal or share your personal information with unaffiliated service providers such as brokers, fund administrators and transfer agents in connection with distributions or other transactions. Your personal information may also be provided to attorneys, accountants or auditors in order to enable us to comply with legal and regulatory requirements.

Protection of Your Personal Information

Our employees may, from time to time, have access to your personal information in order to provide services to you. All employees are subject to the terms of our Privacy Policies and Practices. We also maintain physical, electronic and procedural safeguards designed to protect non-public personal financial information.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

The following financial statements of Golub Capital Private Credit Fund are included in this prospectus.

Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	F-129
Consolidated Statements of Financial Condition as of September 30, 2024 and 2023	F-130
Consolidated Statements of Operations for the year ended September 30, 2024 and for the period from June 30, 2023 (commencement of operations) to September 30, 2023	F-131
Consolidated Statements of Changes in Net Assets for the year ended September 30, 2024 and for the period from June 30, 2023 (commencement of operations) to September 30, 2023	F-132
Consolidated Statements of Cash Flows for the year ended September 30, 2024 and for the period from June 30, 2023 (commencement of operations) to September 30, 2023	F-133
Consolidated Schedules of Investments as of September 30, 2024 and 2023	F-135
Notes to the Consolidated Financial Statements	F-162

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statements of Financial Condition

(In thousands, except share and per share data)

	June 30, 2025	September 30, 2024
	(unaudited)
Assets
Non-controlled/non-affiliate company investments at fair value (amortized cost of $6,600,088 and $3,246,424, respectively)	$6,670,343	$3,265,298
Cash and cash equivalents	71,621	170,615
Foreign currencies (cost of $4,778 and $2,324, respectively)	4,750	2,620
Restricted cash and cash equivalents	27,288	16,408
Interest receivable	51,541	32,459
Receivable for investments	3,960	9,201
Deferred offering costs	1,614	2,775
Net unrealized appreciation on derivatives	19,078	12,624
Other assets	1,309	1,521
Total Assets	$6,851,504	$3,513,521
Liabilities
Debt	$3,630,493	$1,588,492
Less unamortized debt issuance costs	(32,671)	(18,999)
Debt less unamortized debt issuance costs	3,597,822	1,569,493
Other short-term borrowings	27,707	—
Interest payable	27,250	10,673
Distributions payable	22,529	15,135
Management and income incentive fees payable	18,478	10,899
Payable for investments purchased	91,208	165,315
Accrued trustee fees	201	225
Net unrealized depreciation on derivatives	15,707	1,963
Accounts payable and other liabilities	11,268	7,476
Total Liabilities	3,812,170	1,781,179
Commitments and Contingencies (Note 8)
Net Assets
Common shares, par value $0.01 per share, unlimited shares authorized, 120,725,633.899 and 69,008,371.263 shares issued and outstanding as of June 30, 2025 and September 30, 2024, respectively.	1,207	690
Paid in capital in excess of par	3,024,372	1,727,522
Distributable earnings (losses)	13,755	4,130
Total Net Assets	3,039,334	1,732,342
Total Liabilities and Total Net Assets	$6,851,504	$3,513,521
Net Asset Value Per Share
Class I Shares:
Net assets	$2,888,342	$1,666,227
Number of common shares outstanding (par value $0.01 per share, unlimited shares authorized)	114,728,035.032	66,374,648.607
Net asset value per common share	$25.18	$25.10
Class S Shares:
Net assets	$150,992	$66,115
Number of common shares outstanding (par value $0.01 per share, unlimited shares authorized)	5,997,598.867	2,633,722.656
Net asset value per common share	$25.18	$25.10

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statements of Operations (unaudited)

(In thousands, except share and per share data)

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Investment income
Interest income	$136,300	$59,090	$324,909	$144,781
Payment-in-kind interest income	5,748	2,103	15,222	3,772
Dividend income	436	—	650	—
Fee income	696	150	1,255	351
Total investment income	143,180	61,343	342,036	148,904
Expenses
Interest and other debt financing expenses	52,467	19,423	125,786	47,310
Base management fee	8,873	3,968	21,990	9,124
Incentive fee	11,270	4,368	24,499	11,416
Professional fees	3,332	1,870	9,939	5,041
Administrative service fee	1,507	595	3,753	1,213
General and administrative expenses	163	102	521	322
Distribution and shareholder servicing fees
Class S	302	59	704	59
Total expenses	77,914	30,385	187,192	74,485
Expense support (Note 3)	—	—	—	(667)
Expense support recoupment (Note 3)	—	—	—	885
Net expenses	77,914	30,385	187,192	74,703
Net investment income - before tax	65,266	30,958	154,844	74,201
Excise tax	—	—	—	109
Net investment income - after tax	65,266	30,958	154,844	74,092
Net gain (loss) on investment transactions
Net realized gain (loss) from:
Non-controlled/non-affiliate company investments	2	(567)	(1)	(607)
Foreign currency transactions	(1,457)	(385)	(1,892)	(280)
Net realized gain (loss) on investment transactions	(1,455)	(952)	(1,893)	(887)
Net change in unrealized appreciation (depreciation) from:
Non-controlled/non-affiliate company investments	13,223	131	15,702	6,649
Forward currency contracts	(12,446)	—	(12,744)	—
Translation of assets and liabilities in foreign currencies	14,022	396	14,851	316
Net change in unrealized appreciation (depreciation) on investment transactions	14,799	527	17,809	6,965
Net gain (loss) on investment transactions	13,344	(425)	15,916	6,078
Net increase (decrease) in net assets resulting from operations	$78,610	$30,533	$170,760	$80,170
Per Common Share Data
Class I Shares:
Earnings available to shareholders	$75,013	$29,949	$163,462	$79,586
Basic and diluted weighted average common shares outstanding (Note 11)	108,311,465	49,746,544	89,605,075	38,574,063
Basic and diluted earnings per common share (Note 11)	$0.69	$0.60	$1.82	$2.06
Class S Shares:
Earnings available to shareholders	$3,597	$584	$7,298	$584
Basic and diluted weighted average common shares outstanding (Note 11)	5,638,955	1,098,972	4,383,384	1,098,972
Basic and diluted earnings per common share (Note 11)	$0.64	$0.53	$1.66	$0.53

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)

(In thousands, except share data)

			Paid in	Distributable
	Common Shares		Capital in	Earnings	Total Net
	Shares	Par Amount	Excess of Par	(Losses)	Assets
Balance at September 30, 2023	26,133,510.522	$261	$652,789	$288	$653,338
Issuance of common shares
Class I	26,744,896.442	268	671,248	—	671,516
Class S	1,435,503.893	14	36,120	—	36,134
Repurchase of common shares, net of early repurchase deduction
Class I	(27,300.000)	—	(670)	—	(670)
Net increase (decrease) in net assets resulting from operations:
Net investment income - after tax	—	—	—	74,092	74,092
Net realized gain (loss) on investment transactions	—	—	—	(887)	(887)
Net change in unrealized appreciation (depreciation) on investment transactions	—	—	—	6,965	6,965
Distributions to shareholders:
Shares issued in connection with dividend reinvestment plan
Class I	784,627.372	8	19,685	—	19,693
Class S	9,415.338	—	237	—	237
Distributions from distributable earnings (Losses)
Class I	—	—	—	(64,553)	(64,553)
Class S	—	—	—	(377)	(377)
Distributions declared and payable
Class I	—	—	—	(11,800)	(11,800)
Class S	—	—	—	(292)	(292)
Total increase (decrease) for the nine months ended June 30, 2024	28,947,143.045	290	726,620	3,148	730,058
Balance at June 30, 2024	55,080,653.567	$551	$1,379,409	$3,436	$1,383,396
Balance at March 31, 2024	41,822,979.970	$418	$1,045,851	$6,476	$1,052,745
Issuance of common shares
Class I	11,454,232.684	115	288,181	—	288,296
Class S	1,435,503.893	14	36,120	—	36,134
Net increase (decrease) in net assets resulting from operations:
Net investment income - after tax	—	—	—	30,958	30,958
Net realized gain (loss) on investment transactions	—	—	—	(952)	(952)
Net change in unrealized appreciation (depreciation) on investment transactions	—	—	—	527	527
Distributions to shareholders:
Shares issued in connection with dividend reinvestment plan
Class I	358,521.682	4	9,020	—	9,024
Class S	9,415.338	—	237	—	237
Distributions from distributable earnings (Losses)
Class I	—	—	—	(21,104)	(21,104)
Class S	—	—	—	(377)	(377)
Distributions declared and payable
Class I	—	—	—	(11,800)	(11,800)
Class S	—	—	—	(292)	(292)
Total increase (decrease) for the three months ended June 30, 2024	13,257,673.597	133	333,558	(3,040)	330,651
Balance at June 30, 2024	55,080,653.567	$551	$1,379,409	$3,436	$1,383,396

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)

(In thousands, except share data)

			Paid in	Distributable
	Common Shares		Capital in	Earnings	Total Net
	Shares	Par Amount	Excess of Par	(Losses)	Assets
Balance at September 30, 2024	69,008,371.263	$690	$1,727,522	$4,130	$1,732,342
Issuance of common shares
Class I	47,812,602.282	478	1,198,773	—	1,199,251
Class S	3,348,255.511	34	83,979	—	84,013
Repurchase of common shares, net of early repurchase deduction
Class I	(1,491,405.352)	(15)	(37,265)	—	(37,280)
Class S	(122,890.417)	(1)	(3,070)	—	(3,071)
Net increase (decrease) in net assets resulting from operations:
Net investment income - after tax	—	—	—	154,844	154,844
Net realized gain (loss) on investment transactions	—	—	—	(1,893)	(1,893)
Net change in unrealized appreciation (depreciation) on investment transactions	—	—	—	17,809	17,809
Distributions to shareholders:
Shares issued in connection with dividend reinvestment plan
Class I	2,032,189.495	20	50,960	—	50,980
Class S	138,511.117	1	3,473	—	3,474
Distributions from distributable earnings (Losses)
Class I	—	—	—	(132,787)	(132,787)
Class S	—	—	—	(5,819)	(5,819)
Distributions declared and payable
Class I	—	—	—	(21,511)	(21,511)
Class S	—	—	—	(1,018)	(1,018)
Total increase (decrease) for the nine months ended June 30, 2025	51,717,262.636	517	1,296,850	9,625	1,306,992
Balance at June 30, 2025	120,725,633.899	$1,207	$3,024,372	$13,755	$3,039,334
Balance at March 31, 2025	97,901,884.737	$979	$2,452,500	$(916)	$2,452,563
Issuance of common shares
Class I	21,602,839.900	215	541,146	—	541,361
Class S	1,215,679.546	13	30,463	—	30,476
Repurchase of common shares, net of early repurchase deduction
Class I	(726,760.014)	(7)	(18,084)	—	(18,091)
Class S	(118,979.263)	(1)	(2,974)	—	(2,975)
Net increase (decrease) in net assets resulting from operations:
Net investment income - after tax	—	—	—	65,266	65,266
Net realized gain (loss) on investment transactions	—	—	—	(1,455)	(1,455)
Net change in unrealized appreciation (depreciation) on investment transactions	—	—	—	14,799	14,799
Distributions to shareholders:
Shares issued in connection with dividend reinvestment plan
Class I	790,238.568	8	19,800	—	19,808
Class S	60,730.425	—	1,521	—	1,521
Distributions from distributable earnings (Losses)
Class I	—	—	—	(39,547)	(39,547)
Class S	—	—	—	(1,863)	(1,863)
Distributions declared and payable
Class I	—	—	—	(21,511)	(21,511)
Class S	—	—	—	(1,018)	(1,018)
Total increase (decrease) for the three months ended June 30, 2025	22,823,749.162	228	571,872	14,671	586,771
Balance at June 30, 2025	120,725,633.899	$1,207	$3,024,372	$13,755	$3,039,334

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)

(In thousands)

	Nine months ended June 30,
	2025	2024
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$170,760	$80,170
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred debt issuance costs	5,305	1,576
Amortization of deferred offering costs	1,597	1,190
Amortization of discounts on issued debt securities	1,246	—
Accretion of discounts and amortization of premiums on investments	(9,747)	(5,722)
Net realized (gain) loss on investments	1	607
Net realized (gain) loss on foreign currency transactions	1,892	280
Net change in unrealized (appreciation) depreciation on investments	(15,702)	(6,649)
Net change in unrealized (appreciation) depreciation on forward currency contracts	12,744	—
Net change in unrealized (appreciation) depreciation on translation of assets and liabilities in foreign currencies	(14,851)	(316)
Net change in unrealized (appreciation) depreciation on interest rate swaps	2,487	232
Proceeds from (fundings of) revolving loans, net	(8,896)	(2,173)
Purchases and fundings of investments	(3,688,176)	(1,593,533)
Proceeds from principal payments and sales of portfolio investments	368,707	282,827
Payment-in-kind interest capitalized	(14,928)	(3,275)
Non-cash dividends capitalized	(649)	—
Changes in operating assets and liabilities:
Interest receivable	(19,082)	(10,648)
Receivable for investments	5,241	(112,155)
Other assets	212	(229)
Interest payable	16,577	8,519
Management and income incentive fees payable	7,579	4,308
Payable for investments purchased	(74,107)	19,776
Accrued trustee fees	(24)	(1)
Accounts payable and other liabilities	3,792	1,407
Net cash provided by (used in) operating activities	(3,248,022)	(1,333,809)
Cash flows from financing activities
Borrowings on debt	4,121,157	1,518,872
Repayments of debt	(2,110,736)	(763,717)
Proceeds from other short-term borrowings	27,707	—
Capitalized debt issuance costs	(18,977)	(8,330)
Deferred offering costs	(436)	(1,035)
Proceeds from issuance of common shares	1,283,264	707,650
Repurchased shares, net of early repurchase deduction paid	(40,351)	(670)
Distributions paid	(99,287)	(50,488)
Net cash provided by (used in) financing activities	3,162,341	1,402,282
Net change in cash and cash equivalents, foreign currencies and restricted cash and cash equivalents	(85,681)	68,473
Effect of foreign currency exchange rates	(303)	173
Cash and cash equivalents, foreign currencies and restricted cash and cash equivalents, beginning of period	189,643	50,722
Cash and cash equivalents, foreign currencies and restricted cash and cash equivalents, end of period	$103,659	$119,368

Supplemental disclosure of cash flow information:
Cash paid during the period for interest(1)	$100,141	$36,983
Distributions declared for the period	161,135	77,022
Supplemental disclosure of non-cash financing activities:
Shares issued in connection with dividend reinvestment plan	$54,454	$19,930
Change in distributions payable	7,394	6,604
(1)Includes cash paid or received for contractual interest rate swaps, which may have different contractual settlement dates among the (i) fixed interest leg, (ii) floating interest leg and (iii) the debt instrument.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statements of Cash Flows (unaudited) - (continued)

(In thousands)

The following table provides a reconciliation of cash and cash equivalents, foreign currencies and restricted cash and cash equivalents within the Consolidated Statements of Financial Condition that sum to the total of the same such amounts in the Consolidated Statements of Cash Flows:

	As of
	June 30, 2025	September 30, 2024
Cash and cash equivalents	$71,621	$170,615
Foreign currencies (cost of $4,778 and $2,324, respectively)	4,750	2,620
Restricted cash and cash equivalents	27,288	16,408
Total cash and cash equivalents, foreign currencies and restricted cash and cash equivalents shown in the Consolidated Statements of Cash Flows(1)	$103,659	$189,643

(1)See Note 2 for a description of cash and cash equivalents, foreign currencies and restricted cash and cash equivalents.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace & Defense
Bleriot US Bidco Inc.˄(7)(24)	Senior secured	SF +	2.75	%(h)	7.05%	10/2030	$15,162	$15,199	0.5%	$15,214
Element Materials Technology˄(7)(24)	Senior secured	SF +	3.75	%(h)	8.05%	06/2029	18,437	18,416	0.6	18,517
Kaman Corporation#(24)	Senior secured	SF +	2.75	%(h)(i)	7.05%	02/2032	914	897	—	914
Kaman Corporation#(5)(24)	Senior secured	SF +	2.75%		N/A (6)	02/2032	—	(2)	—	—
LSF11 Trinity Bidco, Inc.˄	Senior secured	SF +	3.00	%(g)	7.32%	06/2030	11,835	11,861	0.4	11,894
Propulsion Newco LLC˄(7)(24)	Senior secured	SF +	3.25	%(h)	7.55%	09/2029	14,201	14,214	0.5	14,254
Signia Aerospace, LLC˄#	Senior secured	SF +	3.00	%(h)	7.30%	12/2031	8,286	8,285	0.3	8,339
Signia Aerospace, LLC˄#	Senior secured	SF +	3.00%		N/A (6)	12/2031	—	—	—	4
SMX Technologies˄#	Senior secured	SF +	4.50	%(h)	8.80%	02/2032	4,689	4,680	0.1	4,706
Transdigm, Inc.˄(7)(24)	Senior secured	SF +	2.75	%(h)	7.05%	03/2030	10,447	10,448	0.3	10,497
Transdigm, Inc.˄(7)(24)	Senior secured	SF +	2.75	%(h)	7.05%	08/2028	4,987	4,940	0.2	5,011
							$88,958	$88,938	2.9%	$89,350
Air Freight & Logistics
RJW Group Holdings, Inc.˄	One stop	SF +	5.00	%(h)	9.30%	11/2031	49,796	48,866	1.6	49,796
RJW Group Holdings, Inc.˄(5)	One stop	SF +	5.00%		N/A (6)	11/2031	—	(34)	—	—
							$49,796	$48,832	1.6%	$49,796

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Airlines
Accelya Lux Finco S.A.R.L.*(7)(17)(23)	One stop	SF +	6.00	% (h)	10.40%	12/2026	$1,586	$1,554	—%	$1,586
Brown Group Holding, LLC˄(7)(9)(24)	Senior secured	SF +	2.50	% (g)(h)	6.83%	07/2031	2,955	2,954	0.1	2,962
Brown Group Holding, LLC˄(7)(9)(24)	Senior secured	SF +	2.50	% (g)	6.83%	07/2031	1,796	1,797	0.1	1,800
KKR Apple Bidco, LLC˄(24)	Senior secured	SF +	2.50	% (g)	6.83%	09/2031	9,093	9,098	0.3	9,088
							$15,430	$15,403	0.5%	$15,436
Auto Components
Arnott, LLC˄	One stop	SF +	4.75	% (i)	8.97%	11/2030	4,810	4,767	0.2	4,762
Arnott, LLC˄	One stop	SF +	4.75	% (i)	8.97%	11/2030	136	129	—	128
Collision SP Subco, LLC*˄	One stop	SF +	4.75	% (h)	9.03%	01/2030	16,074	15,866	0.5	16,074
Collision SP Subco, LLC˄	One stop	SF +	4.75	% (h)(i)	9.02%	01/2030	8,256	8,178	0.3	8,256
Collision SP Subco, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	01/2030	—	(35)	—	—
Collision SP Subco, LLC˄	One stop	SF +	4.75	% (h)	9.03%	01/2030	1,216	1,205	—	1,216
Collision SP Subco, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	01/2030	—	(144)	—	—
OEConnection, LLC˄	One stop	SF +	5.25	% (g)	9.58%	04/2031	40,544	40,208	1.3	40,544
OEConnection, LLC˄	One stop	SF +	5.25	% (g)	9.58%	04/2031	7,074	7,012	0.2	7,074
OEConnection, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	04/2031	—	(37)	—	—
OEConnection, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	04/2031	—	(33)	—	—
RC Buyer, Inc.˄(24)	Senior secured	SF +	3.50	% (g)	7.94%	07/2028	9,334	9,340	0.3	9,154
RealTruck Group, Inc.˄(7)(24)	Senior secured	SF +	3.75	% (g)	8.19%	01/2028	10,209	10,132	0.3	9,176
Wand NewCo 3, Inc.˄(7)(24)	Senior secured	SF +	2.50	% (g)	6.83%	01/2031	14,353	14,383	0.5	14,305
							$112,006	$110,971	3.6%	$110,689

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value (4)
Automobiles
Belron Finance US, LLC˄(7)(24)	Senior secured	SF +	2.75	% (h)	7.05%	10/2031	$4,987	$4,987	0.2%	$5,016
CAP-KSI Holdings, LLC*˄	One stop	SF +	5.25	% (h)	9.54%	06/2030	28,819	28,464	1.0	28,819
CAP-KSI Holdings, LLC˄	One stop	SF +	5.25	% (h)	9.56%	06/2030	2,933	2,889	0.1	2,933
Denali Midco 2, LLC˄(23)	Second lien	N/A	13.00%		PIK	12/2029	24,990	24,795	0.8	24,990
Denali Midco 2, LLC*#	One stop	SF +	5.25	% (g)	9.58%	12/2028	16,886	16,573	0.6	16,886
Driven Holdings, LLC˄(7)	Senior secured	SF +	3.00	% (g)	7.44%	12/2028	1,272	1,268	—	1,272
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.25	% (h)	9.55%	12/2029	601	592	—	601
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.25	% (h)	9.55%	12/2029	125	123	—	125
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.25	% (h)	9.55%	12/2029	106	103	—	106
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.25	% (h)	9.55%	12/2029	18	15	—	18
JHCC Holdings LLC*	One stop	SF +	5.25	% (h)	9.55%	09/2027	9,432	9,359	0.3	9,432
JHCC Holdings LLC˄	One stop	SF +	5.25	% (h)	9.55%	09/2027	3,791	3,759	0.1	3,791
JHCC Holdings LLC*	One stop	SF +	5.25	% (h)	9.55%	09/2027	2,584	2,578	0.1	2,584
Mavis Tire Express Services Topco, Corp.˄(7)(24)	Senior secured	SF +	3.00	% (h)	7.33%	05/2028	13,152	13,173	0.4	13,162
Mister Car Wash Holdings, Inc.˄(7)(24)	Senior secured	SF +	2.50	% (g)	6.83%	03/2031	12,587	12,619	0.4	12,627
National Express Wash Parent Holdco, LLC˄#	One stop	SF +	5.00	% (h)	9.30%	07/2029	37,889	37,277	1.3	37,889
National Express Wash Parent Holdco, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	07/2029	—	(43)	—	—
National Express Wash Parent Holdco, LLC˄	One stop	SF +	5.00	% (i)	9.24%	07/2029	13,760	13,559	0.5	13,760
National Express Wash Parent Holdco, LLC˄	One stop	SF +	5.00	% (h)	9.30%	07/2029	12,182	12,123	0.4	12,182
Paint Intermediate III, LLC˄(24)	Senior secured	SF +	3.00	% (h)	7.30%	10/2031	11,970	11,955	0.4	11,895
Quick Quack Car Wash Holdings, LLC˄	One stop	SF +	4.75	% (g)	9.08%	06/2031	2,387	2,370	0.1	2,378
Quick Quack Car Wash Holdings, LLC˄	One stop	SF +	4.75	% (g)	9.07%	06/2031	186	184	—	185
Quick Quack Car Wash Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	06/2031	—	(2)	—	(1)
Quick Quack Car Wash Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	06/2031	—	(24)	—	(24)
TWAS Holdings, LLC˄#	One stop	SF +	6.00	% (g)	10.43%	12/2026	22,765	22,570	0.7	22,765
Yorkshire Parent, Inc.*˄	One stop	SF +	5.50	% (h)	9.80%	12/2029	12,829	12,698	0.4	12,860
Yorkshire Parent, Inc.˄	One stop	SF +	5.00	% (h)	9.28%	12/2029	11,999	11,944	0.4	11,999
Yorkshire Parent, Inc.˄	One stop	SF +	5.50	% (h)	9.79%	12/2029	3,554	3,519	0.1	3,563
Yorkshire Parent, Inc.˄	One stop	SF +	5.50	% (h)	9.80%	12/2029	738	700	—	738
Yorkshire Parent, Inc.˄	One stop	SF +	5.00	% (h)	9.28%	12/2029	384	247	—	384
							$252,926	$250,374	8.3%	$252,935

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value (4)
Banks
Empyrean Solutions, LLC˄	One stop	SF +	4.50	% (h)	8.80%	11/2031	$9,959	$9,913	0.3%	$9,959
Empyrean Solutions, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	11/2031	—	(7)	—	—
Empyrean Solutions, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	11/2031	—	(18)	—	—
OSP Hamilton Purchaser, LLC*	One stop	SF +	4.75	% (h)	9.03%	12/2029	2,783	2,757	0.1	2,769
OSP Hamilton Purchaser, LLC˄	One stop	SF +	4.75	% (h)	9.01%	12/2029	1,234	1,209	0.1	1,220
OSP Hamilton Purchaser, LLC˄	One stop	SF +	4.75	% (h)	9.03%	12/2029	281	277	—	278
OSP Hamilton Purchaser, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	12/2029	—	(34)	—	(34)
							$14,257	$14,097	0.5%	$14,192
Beverages
Spindrift Beverage Co. Inc.˄	One stop	SF +	5.25	% (h)	9.53%	02/2032	22,323	22,058	0.7	22,323
Spindrift Beverage Co. Inc.˄	One stop	SF +	5.25	% (h)	9.53%	02/2032	306	255	—	306
Spindrift Beverage Co. Inc.˄(5)	One stop	SF +	5.25%		N/A (6)	02/2032	—	(15)	—	—
Winebow Holdings, Inc.*˄	One stop	SF +	6.25	% (g)	10.68%	12/2027	15,304	15,247	0.5	13,314
							$37,933	$37,545	1.2%	$35,943

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Building Products
Beacon Roofing Supply, Inc.˄(7)(24)	Senior secured	SF +	3.00	% (h)	7.30%		04/2032	$1,889	$1,870	0.1%	$1,904

Capital Markets
BlueMatrix Holdings, LLC˄	One stop	SF +	5.25	% (h)	9.55%		01/2031	23,916	23,805	0.8	23,916
BlueMatrix Holdings, LLC*	One stop	SF +	5.25	% (h)	9.55%		01/2031	10,609	10,535	0.4	10,609
BlueMatrix Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	01/2031	—	(13)	—	—
BlueMatrix Holdings, LLC˄	One stop	SF +	5.25	% (h)	9.55%		01/2031	1,158	1,134	—	1,158
Edelman Financial Center, LLC˄#(24)	Senior secured	SF +	3.00	% (g)	7.33%		04/2028	17,820	17,860	0.6	17,860
								$53,503	$53,321	1.8%	$53,543
Chemicals
AP Adhesives Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	04/2032	—	(89)	—	(92)
AP Adhesives Holdings, LLC˄	One stop	SF +	4.75	% (g)	9.07%		04/2031	367	323	—	321
AP Adhesives Holdings, LLC˄	One stop	SF +	4.75	% (h)	8.80%		04/2032	55,067	54,800	1.8	54,791
INEOS US Finance LLC and INEOS Finance PLC˄(7)(9)(24)	Senior secured	SF +	3.25	% (g)	7.58%		02/2030	9,702	9,618	0.3	9,323
Inhance Technologies Holdings, LLC˄(23)	One stop	SF +	6.50	% (h)	6.95% cash/4.00	% PIK	08/2025	10,541	10,541	0.3	8,749
Inhance Technologies Holdings, LLC˄(23)	One stop	SF +	6.50	% (h)	6.95% cash/4.00	% PIK	08/2025	5,207	5,207	0.1	4,322
Innophos Holdings, Inc.˄(7)(24)	Senior secured	SF +	4.25	% (g)	8.69%		03/2029	5,375	5,345	0.2	5,403
Krayden Holdings, Inc.*	Senior secured	SF +	4.75	% (g)	9.08%		03/2029	8,645	8,574	0.3	8,645
Krayden Holdings, Inc.˄	Senior secured	SF +	4.75	% (g)	9.08%		03/2029	42	18	—	42
Krayden Holdings, Inc.˄	Senior secured	SF +	4.75	% (g)	9.06%		03/2029	1,730	1,686	—	1,730
W.R. Grace & Co˄(7)(24)	Senior secured	SF +	3.25	% (h)	7.55%		08/2028	16,892	16,701	0.6	16,937
Windsor Holdings III, LLC˄#(7)(24)	Senior secured	SF +	2.75	% (g)	7.07%		08/2030	16,848	16,838	0.6	16,872
								$130,416	$129,562	4.2%	$127,043

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Commercial Services & Supplies
BradyIFS Holdings, LLC˄	One stop	SF +	5.00	% (h)	9.28%	10/2029	$16,047	$15,788	0.5%	$16,047
BradyIFS Holdings, LLC˄	One stop	SF +	5.00	% (h)	9.32%	10/2029	156	147	—	156
CHA Vision Holdings, Inc.*˄	One stop	SF +	5.00	% (h)	9.27%	01/2031	18,239	18,073	0.6	18,239
CHA Vision Holdings, Inc.˄	One stop	SF +	5.00	% (h)	9.29%	01/2031	3,587	3,533	0.1	3,587
CHA Vision Holdings, Inc.˄(5)	One stop	SF +	5.00%		N/A (6)	01/2030	—	(13)	—	—
Energize Holdco, LLC˄(24)	Senior secured	SF +	3.00	% (g)	7.33%	12/2028	7,960	7,993	0.3	7,953
Kleinfelder Intermediate, LLC˄	One stop	SF +	5.00	% (h)	9.28%	09/2030	1,805	1,762	0.1	1,805
Kleinfelder Intermediate, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	09/2028	—	(3)	—	—
Kleinfelder Intermediate, LLC˄	One stop	SF +	5.00	% (h)	9.28%	09/2030	196	193	—	196
OMNIA Partners, LLC˄(24)	Senior secured	SF +	2.75	% (h)	7.03%	07/2030	5,061	5,023	0.2	5,076
PSC Parent, Inc.˄	One stop	SF +	5.25	% (g)	9.56%	04/2031	1,443	1,431	—	1,443
PSC Parent, Inc.˄	One stop	SF +	5.25	% (g)	9.58%	04/2031	240	239	—	240
PSC Parent, Inc.˄	One stop	SF +	5.25	% (g)	9.57%	04/2030	107	105	—	107
PSC Parent, Inc.˄	One stop	SF +	5.25	% (g)	9.56%	04/2031	151	150	—	151
Radwell Parent, LLC*	One stop	SF +	5.50	% (h)	9.80%	03/2029	15,638	15,638	0.5	15,638
Radwell Parent, LLC˄	One stop	SF +	5.50	% (h)	9.80%	03/2029	1,375	1,053	0.1	1,375
Thermostat Purchaser III, Inc.˄	Senior secured	SF +	4.25	% (h)	8.55%	08/2028	11,955	11,937	0.4	11,995
WRE Holding Corp.˄	One stop	SF +	5.00	% (i)	9.22%	07/2031	31,410	31,140	1.0	31,410
WRE Holding Corp.˄	One stop	SF +	5.00	% (h)(i)	9.17%	07/2031	566	559	—	566
WRE Holding Corp.˄(5)	One stop	SF +	5.00%		N/A (6)	07/2030	—	(38)	—	—
WRE Holding Corp.˄	One stop	SF +	5.00	% (i)	9.17%	07/2031	3,448	3,433	0.1	3,448
WRE Holding Corp.˄	One stop	SF +	5.00	% (i)	9.13%	07/2031	2,078	2,069	0.1	2,078
WRE Holding Corp.˄	One stop	SF +	5.00	% (i)	9.12%	07/2031	1,616	1,609	0.1	1,616
							$123,078	$121,821	4.1%	$123,126

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Construction & Engineering
Belfor USA Group Inc.˄	Senior secured	SF +	3.00	% (g)	7.33%	11/2030	$9,884	$9,868	0.3%	$9,909
Consor Intermediate II, LLC˄	One stop	SF +	4.50	% (h)	8.80%	05/2031	1,415	1,409	0.1	1,415
Consor Intermediate II, LLC˄(5)	One stop	SF +	4.50%		N/A (6)	05/2031	—	(4)	—	—
Consor Intermediate II, LLC˄	One stop	SF +	4.50	% (h)	8.80%	05/2031	234	232	—	234
DCCM, LLC#	One stop	SF +	4.75	% (h)	9.07%	06/2032	4,040	4,020	0.1	4,020
DCCM, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	06/2032	—	(4)	—	(4)
DCCM, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	06/2032	—	(10)	—	(10)
Pike Corporation˄(7)(24)	Senior secured	SF +	3.00	% (g)	7.44%	01/2028	10,515	10,492	0.4	10,592
Royal Holdco Corporation˄	One stop	SF +	4.50	% (h)	8.81%	12/2030	27,794	27,532	0.9	27,794
Royal Holdco Corporation˄(5)	One stop	SF +	4.50%		N/A (6)	12/2030	—	(23)	—	—
Royal Holdco Corporation˄	One stop	SF +	4.50	% (h)	8.83%	12/2030	1,115	1,070	—	1,115
Service Logic Acquisition, Inc.˄#	Senior secured	SF +	3.00	% (h)	7.28%	10/2027	12,887	12,907	0.4	12,920
							$67,884	$67,489	2.2%	$67,985
Construction Materials
Star Holding, LLC˄(7)(24)	Senior secured	SF +	4.50	% (g)	8.83%	07/2031	$17,252	$17,092	0.5%	$16,492

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Consumer Finance
Ascensus Group Holdings˄#(24)	Senior secured	SF +	3.00	% (g)	7.33%	08/2028	$21,174	$21,153	0.7%	$21,241
Containers & Packaging
AOT Packaging Products Acquisitionco, LLC˄#(24)	Senior secured	SF +	3.25	% (g)	7.69%	03/2028	6,173	6,141	0.2	6,174
Chase Intermediate*#	One stop	SF +	4.75	% (h)	9.03%	10/2028	14,610	14,427	0.5	14,610
Chase Intermediate˄	One stop	SF +	4.75	% (g)	9.07%	10/2028	3,449	3,215	0.1	3,449
Packaging Coordinators Midco, Inc.˄	One stop	SF +	4.75	% (h)	9.02%	01/2032	28,074	28,009	0.9	28,074
Packaging Coordinators Midco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	01/2032	—	(7)	—	—
Packaging Coordinators Midco, Inc.˄	One stop	SF +	4.75%		N/A (6)	01/2032	—	—	—	—
Packaging Coordinators Midco, Inc.˄	One stop	SF +	4.75%		N/A (6)	01/2032	—	—	—	—
Packaging Coordinators Midco, Inc.˄	One stop	SF +	4.75%		N/A (6)	01/2032	—	—	—	—
Pegasus BidCo˄(7)(13)	Senior secured	SF +	3.25	% (h)	7.58%	07/2029	17,348	17,348	0.6	17,478
Technimark, LLC˄	Senior secured	SF +	3.25	% (g)	7.57%	04/2031	10,770	10,741	0.3	10,830
WP Deluxe Merger Sub˄(24)	Senior secured	SF +	3.50	% (h)	8.06%	05/2028	8,383	8,364	0.3	8,444
							$88,807	$88,238	2.9%	$89,059

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value (4)
Diversified Consumer Services
Any Hour, LLC˄	One stop	SF +	5.25	% (h)	9.55%		05/2030	$30,361	$29,989	0.9%	$28,539
Any Hour, LLC˄(23)	One stop	N/A			13.00	% PIK	05/2031	5,337	5,260	0.2	4,910
Any Hour, LLC˄	One stop	SF +	5.25	% (h)	9.54%		05/2030	2,499	2,442	0.1	2,221
Any Hour, LLC˄	One stop	SF +	5.25	% (h)	9.55%		05/2030	860	805	—	808
Apex Service Partners, LLC*˄	One stop	SF +	5.00	% (h)	9.33%		10/2030	17,934	17,533	0.6	17,934
Apex Service Partners, LLC˄	One stop	SF +	5.00	% (h)	9.31%		10/2030	13,262	13,203	0.4	13,262
Apex Service Partners, LLC˄	One stop	SF +	5.00	% (h)	9.33%		10/2030	4,269	4,178	0.1	4,269
Apex Service Partners, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	10/2029	—	(40)	—	—
Apex Service Partners, LLC˄	One stop	SF +	5.00	% (h)	9.28%		10/2030	7,685	7,611	0.3	7,685
Apex Service Partners, LLC˄	One stop	SF +	5.00	% (h)	9.31%		10/2030	9,349	9,239	0.3	9,349
Certus Pest, Inc.˄	One stop	SF +	5.00	% (h)	9.45%		08/2027	3,304	3,286	0.1	3,304
Certus Pest, Inc.*	One stop	SF +	5.00	% (h)	9.45%		08/2027	3,091	3,074	0.1	3,091
Certus Pest, Inc.*	One stop	SF +	5.00	% (h)	9.45%		08/2027	2,597	2,582	0.1	2,597
Certus Pest, Inc.*	One stop	SF +	5.00	% (h)	9.45%		08/2027	2,359	2,346	0.1	2,359
Certus Pest, Inc.*	One stop	SF +	5.00	% (h)	9.45%		08/2027	1,427	1,419	0.1	1,427
Certus Pest, Inc.*	One stop	SF +	5.00	% (h)	9.45%		08/2027	1,133	1,127	—	1,133
Certus Pest, Inc.˄	One stop	SF +	5.00	% (h)	9.45%		08/2027	448	446	—	448
Certus Pest, Inc.˄(5)	One stop	SF +	5.00%		N/A	(6)	08/2027	—	(36)	—	—
Certus Pest, Inc.˄	One stop	SF +	5.00	% (h)	9.42%		08/2027	2,653	2,642	0.1	2,653
Certus Pest, Inc.˄	One stop	SF +	5.00	% (h)	9.46%		08/2027	1,654	1,647	0.1	1,654
CHVAC Services Investment, LLC˄	One stop	SF +	4.50	% (h)	8.82%		05/2030	1,941	1,916	0.1	1,941
CHVAC Services Investment, LLC˄	One stop	SF +	4.50	% (h)	8.80%		05/2030	505	499	—	505
CHVAC Services Investment, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	05/2030	—	(1)	—	—
CHVAC Services Investment, LLC˄	One stop	SF +	4.50	% (h)	8.80%		05/2030	252	83	—	252
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	% (h)	9.95%		07/2029	766	760	—	766
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	% (h)	9.95%		07/2029	222	217	—	222
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	% (h)	9.95%		07/2029	15	14	—	15
HS Spa Holdings, Inc.*˄	One stop	SF +	5.25	% (h)	9.58%		06/2029	7,819	7,715	0.3	7,819

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
HS Spa Holdings, Inc.˄	One stop	SF +	5.25	% (h)	9.55%	06/2029	$899	$896	—%	$899
Knowledge Universe Education LLC˄(7)(24)	Senior secured	SF +	3.25	% (h)	7.55%	06/2030	5,970	5,991	0.2	5,980
Liminex, Inc.˄	One stop	SF +	6.25	% (h)	10.68%	11/2026	10,626	10,561	0.4	10,626
Litera Bidco, LLC˄	One stop	SF +	5.00	% (g)	9.33%	05/2028	28,369	28,267	0.9	28,369
Litera Bidco, LLC˄	One stop	SF +	5.00	% (g)	9.33%	05/2028	11,327	11,305	0.4	11,327
Litera Bidco, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	05/2028	—	(7)	—	—
Litera Bidco, LLC˄	One stop	SF +	5.00%		N/A (6)	05/2028	—	—	—	—
McAfee, LLC˄(7)(24)	Senior secured	SF +	3.00	% (g)	7.32%	03/2029	4,975	4,986	0.2	4,842
Project Alpha Intermediate Holdings, Inc.˄(24)	Senior secured	SF +	3.25	% (h)	7.55%	10/2030	10,137	10,167	0.3	10,196
Provenance Buyer LLC*	One stop	SF +	5.50	% (h)	9.90%	06/2027	7,426	7,426	0.2	7,129
Provenance Buyer LLC*	One stop	SF +	5.50	% (h)	9.90%	06/2027	3,807	3,807	0.1	3,655
RW AM Holdco LLC*	One stop	SF +	5.25	% (h)	9.65%	04/2028	10,097	9,861	0.3	8,481

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Severin Acquisition, LLC˄(23)	One stop	SF +	5.00	% (g)	7.08% cash/ 2.25	% PIK	10/2031	$34,038	$33,740	1.1%	$33,698
Severin Acquisition, LLC˄	One stop	SF +	4.75	% (g)	9.08%		10/2031	1,841	1,803	0.1	1,798
Severin Acquisition, LLC˄(23)	One stop	SF +	5.00	% (g)	7.08% cash/ 2.25	% PIK	10/2031	933	902	—	863
Stellar Brands, LLC˄	Senior secured	SF +	4.50	% (i)	8.72%		02/2031	9,124	9,060	0.3	9,124
Stellar Brands, LLC˄(5)	Senior secured	SF +	4.50%		N/A	(6)	02/2031	—	(6)	—	—
Virginia Green Acquisition, LLC*	One stop	SF +	5.25	% (i)	9.42%		12/2030	14,952	14,835	0.5	14,952
Virginia Green Acquisition, LLC˄	One stop	SF +	5.25	% (i)	9.48%		12/2030	4,188	4,110	0.1	4,188
Virginia Green Acquisition, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	12/2029	—	(18)	—	—
								$280,451	$277,642	9.1%	$275,290
Diversified Financial Services
Apex Group Treasury, LLC˄(7)(9)(24)	Senior secured	SF +	3.50	% (g)	7.82%		02/2032	10,947	10,972	0.3	10,923
Avalara, Inc.˄(24)	Senior secured	SF +	3.25	% (h)	7.55%		03/2032	12,000	11,977	0.4	12,066
Baker Tilly Advisory Group, LP˄	One stop	SF +	4.75	% (g)	9.08%		06/2031	19,434	19,208	0.6	19,483

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Baker Tilly Advisory Group, LP˄(5)	One stop	SF +	4.50%		N/A	(6)	06/2030	$—	$(53)	—%	$(54)
Baker Tilly Advisory Group, LP#	One stop	SF +	4.50	% (g)	8.83%		06/2031	12,548	12,486	0.4	12,422
Baker Tilly Advisory Group, LP˄(5)	One stop	SF +	4.50%		N/A	(6)	06/2031	—	(27)	—	(54)
BCPE Pequod Buyer˄(24)	Senior secured	SF +	3.25	% (g)	7.58%		11/2031	11,596	11,568	0.4	11,629
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(16)	One stop	E +	5.25	% (d)	7.85%		07/2031	14,300	13,019	0.5	14,300
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(16)(23)	Subordinated debt	E +	8.00	% (d)	2.60% cash/ 8.00	% PIK	07/2032	4,133	3,757	0.1	4,133
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(16)	One stop	E +	5.25	% (d)	7.51%		07/2031	2,026	1,866	0.1	2,026
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(16)	One stop	E +	5.25%		N/A	(6)	07/2031	—	—	—	—
Corelogic, Inc.˄(7)(24)	Senior secured	SF +	3.50	% (g)	7.94%		06/2028	11,938	11,875	0.4	11,832
Corsair Blade IV S.A R.L.˄(7)(12)(23)	One stop	SF +	5.75	% (h)	9.76% cash/ 0.25	% PIK	12/2030	4,386	4,386	0.1	4,386
Corsair Blade IV S.A R.L.˄(7)(8)(12)(23)	One stop	SN +	5.75	% (f)	9.72% cash/ 0.25	% PIK	12/2030	1,442	1,065	—	1,442
Equity Methods, LLC˄#	One stop	SF +	4.75	% (h)	9.05%		04/2032	48,893	48,655	1.6	48,648

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Equity Methods, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	04/2032	$—	$(43)	—%	$(44)
Equity Methods, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	04/2032	—	(54)	—	(56)
Evertec, Inc.˄(7)	Senior secured	SF +	2.75	% (g)	7.08%	10/2030	12,450	12,396	0.4	12,528
Focus Financial Partners, LLC˄#(24)	Senior secured	SF +	2.75	% (g)	7.08%	09/2031	14,840	14,752	0.5	14,825
Finastra USA, Inc.˄(7)(9)	One stop	SF +	7.25	% (i)	11.43%	09/2029	20,561	20,273	0.7	20,561
Finastra USA, Inc.˄(7)(9)	One stop	SF +	7.25	% (h)	11.57%	09/2029	10	9	—	10
First Eagle Investment Management#(24)	Senior secured	SF +	3.50	% (h)	7.80%	06/2032	7,978	7,858	0.3	7,848
First Eagle Investment Management#(5)	Senior secured	SF +	3.50%		N/A (6)	06/2032	—	—	—	(23)
GTCR Everest Borrower, LLC˄(24)	Senior secured	SF +	2.75	% (h)	7.05%	09/2031	4,975	4,986	0.2	4,988
Higginbotham Insurance Agency, Inc.*˄	One stop	SF +	4.50	% (g)	8.83%	11/2028	3,408	3,421	0.1	3,373
Higginbotham Insurance Agency, Inc.˄	One stop	SF +	4.75	% (g)	9.08%	11/2028	3,080	3,058	0.1	3,065
Howden Group Holdings Limited ˄#(7)(9)(24)	Senior secured	SF +	3.00	% (g)	7.33%	02/2031	20,904	20,878	0.7	20,993

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Howden Group Holdings Limited ˄#(7)(9)(24)	Senior secured	SF +	3.50	% (g)	7.83%	04/2030	$5,843	$5,809	0.2%	$5,882
Mariner Wealth Advisors, LLC˄	Senior secured	SF +	2.50	% (h)	6.80%	12/2030	12,729	12,680	0.4	12,744
Medlar Bidco Limited˄(7)(8)(18)	One stop	SN +	5.00	% (f)	9.22%	05/2032	35,952	34,564	1.2	35,952
Medlar Bidco Limited˄(5)(7)(8)(18)	One stop	SN +	5.00%		N/A (6)	05/2032	—	(78)	—	—
Medlar Bidco Limited˄(7)(8)(18)	One stop	E +	5.00	% (c)	7.14%	05/2032	43,968	41,913	1.4	43,968
Orion Advisor Solutions˄(24)	Senior secured	SF +	3.75	% (h)	8.03%	09/2030	14,070	14,026	0.5	14,160
OSTTRA Group, Ltd.#(7)(9)(24)	Senior secured	SF +	3.50	% (h)	7.80%	06/2032	6,600	6,586	0.2	6,628
Shift4 Payments, LLC#(7)(24)	Senior secured	SF +	2.75	% (h)	7.05%	05/2032	500	499	—	504
Wealth Enhancement Group, LLC*	One stop	SF +	5.00	% (h)	9.28%	10/2028	3,791	3,786	0.1	3,791
Wealth Enhancement Group, LLC*	One stop	SF +	5.00	% (h)	9.28%	10/2028	2,734	2,730	0.1	2,734
Wealth Enhancement Group, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	10/2028	—	(3)	—	—
Wealth Enhancement Group, LLC˄	One stop	SF +	5.00	% (g) (h)	9.31%	10/2028	1,873	1,836	0.1	1,873

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Zebra Buyer LLC˄(24)	Senior secured	SF +	3.00	% (h)	7.32%		11/2030	$8,768	$8,787	0.3%	$8,828
								$378,677	$371,423	12.4%	$378,314
Electric Utilities
Smart Energy Systems, Inc.˄(23)	One stop	SF +	7.50	% (h) (i)	8.01 % cash/ 3.75	% PIK	01/2030	5,783	5,710	0.2	5,667
Smart Energy Systems, Inc.˄(23)	One stop	SF +	7.50	% (i)	7.88 % cash/ 3.75	% PIK	01/2030	638	629	—	613
								$6,421	$6,339	0.2%	$6,280
Electrical Equipment
Power Grid Holdings, Inc.˄	One stop	SF +	4.75	% (a) (h)	9.05%		12/2030	507	499	—	507
Power Grid Holdings, Inc.˄	One stop	SF +	4.75	% (g)	9.06%		12/2030	7	6	—	7
Wildcat TopCo, Inc.˄	One stop	SF +	4.75	% (h)	9.05%		11/2031	24,780	24,554	0.8	24,780
Wildcat TopCo, Inc.˄	One stop	P +	3.75	% (a)	11.25%		11/2031	356	315	—	356
Wildcat TopCo, Inc.˄(5)	One stop	SF +	5.00%		N/A	(6)	11/2031	—	(20)	—	—
								$25,650	$25,354	0.8%	$25,650
Food & Staples Retailing
Eagle Parent Corp.˄(24)	Senior secured	SF +	4.25	% (h)	8.55%		04/2029	7,378	7,304	0.2	7,329

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Inspire International, Inc.˄(7)(24)	Senior secured	SF +	2.50	% (g)	6.83%	12/2027	$2,978	$2,982	0.1%	$2,981
							$10,356	$10,286	0.3%	$10,310
Food Products
Aspire Bakeries Holdings, LLC˄	Senior secured	SF +	3.50	% (g)	7.82%	12/2030	6,980	6,981	0.2	7,016
Blast Bidco Inc.˄	One stop	SF +	6.00	% (h)	10.30%	10/2030	15,092	14,921	0.5	15,092
Blast Bidco Inc.˄(5)	One stop	SF +	6.00%		N/A (6)	10/2029	—	(19)	—	—
Eagle Family Foods Group, LLC˄	One stop	SF +	5.00	% (h)(i)	9.01%	08/2030	10,632	10,542	0.3	10,632
Eagle Family Foods Group, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	08/2030	—	(11)	—	—
Louisiana Fish Fry Products, Ltd.#	One stop	SF +	6.25	% (h)	10.70%	07/2027	8,736	8,466	0.3	8,648
MIC GLEN LLC˄(24)	Senior secured	SF +	3.25	% (g)	7.58%	07/2028	19,808	19,834	0.7	19,926
Zullas, L.C.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2031	—	(4)	—	(4)
Zullas, L.C.˄	One stop	SF +	4.75	% (h)	9.07%	06/2031	2,992	2,977	0.1	2,977
Zullas, L.C.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2031	—	(15)	—	(15)
							$64,240	$63,672	2.1%	$64,272

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Healthcare Equipment & Supplies
Blue River Pet Care, LLC*	One stop	SF +	5.75	% (g)	10.18%	08/2029	$11,455	$11,375	0.4%	$11,455
Blue River Pet Care, LLC˄	One stop	SF +	5.75	% (g)	10.18%	08/2029	7,732	7,671	0.3	7,732
Blue River Pet Care, LLC*	One stop	SF +	5.75	% (g)	10.18%	08/2029	3,696	3,670	0.1	3,696
Blue River Pet Care, LLC˄	One stop	SF +	5.75	% (g)	10.18%	08/2029	5,467	5,424	0.2	5,467
Blue River Pet Care, LLC˄	One stop	SF +	5.75	% (g)	10.18%	08/2029	5,555	5,511	0.2	5,555
Blue River Pet Care, LLC˄	One stop	SF +	5.75	% (g)	10.18%	08/2029	4,787	4,749	0.2	4,787
Blue River Pet Care, LLC˄	One stop	SF +	5.75	% (g)	10.18%	08/2029	4,222	4,189	0.1	4,222
Blue River Pet Care, LLC˄	One stop	SF +	5.75	% (g)	10.18%	08/2029	12,562	12,518	0.4	12,562
Blue River Pet Care, LLC˄(5)	One stop	SF +	5.75%		N/A (6)	08/2029	—	(129)	—	—
Blue River Pet Care, LLC˄	One stop	SF +	5.75	% (g)	10.17%	08/2029	1,388	1,383	—	1,388
CCSL Holdings, LLC*˄(7)	One stop	SF +	5.75	% (g)	10.08%	12/2028	11,635	11,491	0.4	11,635
CCSL Holdings, LLC˄(7)(8)	One stop	E +	5.75	% (b)	7.68%	12/2028	28,442	26,131	0.9	28,442

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
CCSL Holdings, LLC˄(7)(8)	One stop	E +	5.75	% (b)	7.68%	12/2028	$5,572	$4,931	0.2%	$5,572
CCSL Holdings, LLC˄(7)	One stop	SF +	5.75	% (g)	10.08%	12/2028	6,839	6,807	0.2	6,839
CCSL Holdings, LLC˄(7)	One stop	SF +	5.75	% (g)	10.08%	12/2028	5,443	5,417	0.2	5,443
CMI Parent Inc.*˄	One stop	SF +	5.00	% (g)	9.33%	12/2026	18,264	18,207	0.6	18,264
CMI Parent Inc.*	One stop	SF +	5.00	% (g)	9.33%	12/2026	6,704	6,699	0.2	6,704
Confluent Medical Technologies, Inc.˄	Senior secured	SF +	3.25	% (h)	7.55%	02/2029	6,413	6,403	0.2	6,426
HuFriedy Group Acquisition, LLC˄	One stop	SF +	5.50	% (h)	9.83%	06/2031	40,550	40,208	1.3	40,550
HuFriedy Group Acquisition, LLC˄	One stop	SF +	5.50	% (h)	9.81%	05/2030	267	231	—	267
HuFriedy Group Acquisition, LLC˄	One stop	SF +	5.50	% (h)	9.80%	06/2031	7,845	7,711	0.3	7,845
NSM Top Holdings Corp.˄#	Senior secured	SF +	4.75	% (g)	9.15%	05/2029	3,392	3,384	0.1	3,416
Precision Medicine Group, LLC˄(24)	Senior secured	SF +	3.00	% (g)	7.43%	11/2027	9,489	9,457	0.3	9,496
Resonetics, LLC˄#(24)	Senior secured	SF +	3.25	% (h)	7.57%	06/2031	23,117	23,147	0.8	23,160

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
TIDI Legacy Products, Inc.˄	One stop	SF +	4.50	% (g)	8.83%	12/2029	$1,637	$1,637	0.1%	$1,637
TIDI Legacy Products, Inc.˄	One stop	SF +	4.50%		N/A (6)	12/2029	—	—	—	—
TIDI Legacy Products, Inc.˄	One stop	SF +	5.00%		N/A (6)	12/2029	—	—	—	—
YI, LLC*	One stop	SF +	5.75	% (g)	10.06%	12/2029	6,112	6,022	0.2	6,051
YI, LLC˄(5)	One stop	SF +	5.75%		N/A (6)	12/2029	—	(17)	—	(12)
							$238,585	$234,227	7.9%	$238,599
Healthcare Providers & Services
Agiliti Health, Inc.˄(24)	Senior secured	SF +	3.00	% (h)(i)	7.24%	05/2030	9,894	9,810	0.3	9,604
AHP Health Partners, Inc.˄(7)(24)	Senior secured	SF +	2.75	% (g)	7.08%	08/2028	2,842	2,848	0.1	2,855
AVG Intermediate Holdings & AVG Subsidiary Holdings LLC*˄	One stop	SF +	6.00	% (h)	10.43%	03/2027	11,608	11,580	0.4	11,608
Bamboo US Bidco LLC*	One stop	SF +	5.25	% (h)	9.53%	09/2030	8,026	7,855	0.3	8,026
Bamboo US Bidco LLC˄(7)(8)	One stop	E +	5.25	% (c)	7.44%	09/2030	5,883	5,153	0.2	5,883
Bamboo US Bidco LLC˄	One stop	SF +	5.25	% (h)	9.53%	09/2030	1,228	1,223	—	1,228

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Bamboo US Bidco LLC˄	One stop	SF +	5.25	% (h)	9.58%		09/2030	$122	$116	—%	$122
Bamboo US Bidco LLC˄	One stop	SF +	5.25%		N/A	(6)	09/2030	—	—	—	—
Bamboo US Bidco LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	10/2029	—	(37)	—	—
Benefit Plan Administrators of Eau Claire, LLC˄#	One stop	SF +	5.00	% (h)	9.29%		11/2030	58,924	58,578	1.9	58,924
Benefit Plan Administrators of Eau Claire, LLC˄	One stop	SF +	5.00	% (h)	9.29%		11/2030	13,176	13,103	0.4	13,176
Benefit Plan Administrators of Eau Claire, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	11/2030	—	(12)	—	—
Benefit Plan Administrators of Eau Claire, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	11/2030	—	(41)	—	—
BHG Holdings, LLC˄#	One stop	SF +	5.50	% (g)	9.83%		04/2032	103,236	102,358	3.4	102,333
BHG Holdings, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	04/2032	—	(111)	—	(114)
BHG Holdings, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	04/2032	—	(251)	—	(258)
Cotiviti˄(24)	Senior secured	SF +	2.75	% (g)	7.07%		05/2031	12,357	12,367	0.4	12,314
Cotiviti#(24)	Senior secured	SF +	2.75	% (g)	7.07%		03/2032	3,000	2,971	0.1	2,989

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(9)	One stop	SF +	5.25	% (i)	9.54%		04/2031	$23,296	$22,908	0.8%	$23,296
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(8)(9)	One stop	SN +	5.25	% (f)	9.47%		04/2031	14,814	13,327	0.5	14,814
Datix Bidco Limited and RL Datix Holdings, Inc.˄(5)(7)(9)	One stop	SF +	5.25%		N/A	(6)	04/2031	—	(44)	—	—
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(9)	One stop	SF +	5.25	% (i)	9.54%		10/2030	851	784	—	851
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(8)(9)	One stop	SN +	5.25	% (f)	9.47%		04/2031	167	164	—	167
Electron BidCo, Inc.˄(24)	Senior secured	SF +	2.75	% (g)	7.08%		11/2028	10,406	10,364	0.3	10,444
Hanger, Inc.˄(24)	Senior secured	SF +	3.50	% (g)	7.83%		10/2031	8,727	8,732	0.3	8,752
Hanger, Inc.˄(24)	Senior secured	SF +	3.50	% (g)	7.83%		10/2031	169	169	—	172
LOV Acquisition LLC˄	Senior secured	SF +	4.25	% (g)	8.58%		11/2031	26,953	26,829	0.9	26,953
LOV Acquisition LLC˄(5)	Senior secured	SF +	4.25%		N/A	(6)	11/2031	—	(13)	—	—
Mamba Purchaser, Inc.˄#(24)	Senior secured	SF +	2.75	% (g)	7.08%		10/2028	21,833	21,845	0.7	21,849
New Look Corporation and New Look Vision Group Inc. ˄(7)(8)(10)(23)	One stop	CA +	5.50	% (j)	6.50% cash/2.00	% PIK	05/2028	11,106	11,076	0.4	11,106

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Pharmerica˄(24)	Senior secured	SF +	2.50	% (g)	6.83%	02/2031	$12,341	$12,270	0.4%	$12,396
Pinnacle Treatment Centers, Inc.*˄	One stop	SF +	5.75	% (h)	10.08%	01/2027	19,519	19,489	0.6	19,519
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.75	% (h)	10.08%	01/2027	17,200	17,143	0.6	17,200
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.75	% (h)	10.08%	01/2027	8,408	8,357	0.3	8,408
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.75	% (h)	10.08%	01/2027	1,753	1,747	0.1	1,753
Pinnacle Treatment Centers, Inc.˄	One stop	P +	4.50	% (a)	12.00%	01/2027	1,643	1,622	0.1	1,643
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.75	% (h)	10.08%	01/2027	1,087	1,084	—	1,087
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.75	% (h)	10.08%	01/2027	822	820	—	822
PPV Intermediate Holdings, LLC*	One stop	SF +	5.75	% (h)	10.08%	08/2029	4,950	4,883	0.2	4,950
PPV Intermediate Holdings, LLC˄	One stop	SF +	5.25	% (h)	9.58%	08/2029	4,483	4,416	0.1	4,483
Premise Health Holding Corp.˄	One stop	SF +	5.25	% (h)	9.55%	03/2031	29,387	29,030	1.0	29,387
Premise Health Holding Corp.˄	One stop	SF +	5.25	% (g)	9.57%	03/2030	229	189	—	229

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Southern Veterinary Partners, LLC˄#(24)	Senior secured	SF +	3.25	% (h)	7.53%	12/2031	$18,467	$18,541	0.6%	$18,510
							$468,907	$463,242	15.4%	$467,481
Healthcare Technology
Amberfield Acquisition Co.*	One stop	SF +	5.50	% (h)	9.80%	05/2030	2,180	2,163	0.1	2,180
Amberfield Acquisition Co.˄	One stop	SF +	5.50	% (h)	9.80%	05/2030	54	51	—	54
Amberfield Acquisition Co.˄(5)	One stop	SF +	5.50%		N/A (6)	05/2030	—	(1)	—	—
Athenahealth, Inc.˄(7)(24)	Senior secured	SF +	2.75	% (g)	7.08%	02/2029	12,765	12,685	0.4	12,766
ESO Solution, Inc.˄	One stop	SF +	6.75	% (h)	11.09%	05/2027	5,250	5,222	0.2	5,250
GHX Ultimate Parent Corporation˄	One stop	SF +	4.75	% (h)	9.05%	12/2031	75,853	75,149	2.5	75,853
GHX Ultimate Parent Corporation˄(5)	One stop	SF +	4.75%		N/A (6)	12/2031	—	(65)	—	—
Imprivata, Inc.˄(24)	Senior secured	SF +	3.00	% (h)	7.32%	12/2027	20,001	19,983	0.6	20,116
Kona Buyer, LLC˄	One stop	SF +	4.50	% (h)	8.78%	07/2031	13,124	13,010	0.4	13,058
Kona Buyer, LLC˄	One stop	SF +	4.50	% (h)	8.78%	07/2031	770	770	—	766

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Kona Buyer, LLC˄(5)	One stop	SF +	7.00%		N/A	(6)	07/2031	$—	$(13)	—%	$(8)
Kona Buyer, LLC˄	One stop	SF +	4.50	% (h)	8.80%		07/2031	217	216	—	216
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	—	—	(19)
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	—	—	(13)
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	—	—	(2)
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	—	—	(14)
Lacker Bidco Limited˄(7)(8)(9)	One stop	SN +	5.75	% (f)	9.97%		02/2031	13,312	12,085	0.4	13,179
Lacker Bidco Limited˄(7)(8)(9)	One stop	SN +	5.75	% (f)	9.97%		02/2031	11,055	10,428	0.4	10,878
Lacker Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.25%		N/A	(6)	08/2030	—	(36)	—	(30)
Mediware Information Systems, Inc.˄#(24)	Senior secured	SF +	3.00	% (g)	7.44%		03/2028	19,405	19,375	0.6	19,450
Modernizing Medicine, Inc.˄(23)	One stop	SF +	5.25	% (h)	6.80% cash/2.75	% PIK	04/2032	126,432	125,204	4.1	125,168
Modernizing Medicine, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	04/2032	—	(115)	—	(118)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest		Maturity	Principal ($) /	Amortized	Percentage of	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Net Assets	Value(4)
Neptune Holdings, Inc.˄	One stop	SF +	4.50	% (h)	8.80%		09/2030	$5,561	$5,474	0.2%	$5,561
Neptune Holdings, Inc.˄	One stop	SF +	4.50%		N/A	(6)	08/2029	—	—	—	—
Netsmart Technologies, Inc.˄#(23)	One stop	SF +	4.95	% (g)	6.83% cash/2.45	% PIK	08/2031	58,059	57,561	1.9	58,059
Netsmart Technologies, Inc.˄(5)	One stop	SF +	4.50%		N/A	(6)	08/2031	—	(68)	—	—
Netsmart Technologies, Inc.˄(5)	One stop	SF +	6.95%		N/A	(6)	08/2031	—	(33)	—	—
PointClickCare Technologies, Inc.˄(7)(10)(24)	Senior secured	SF +	3.25	% (i)	7.42%		11/2031	19,915	19,915	0.7	20,027
Stratose Intermediate Holdings II, LLC˄(24)	Senior secured	SF +	3.25	% (g)	7.58%		11/2031	4,975	4,967	0.2	4,955
Stratose Intermediate Holdings II, LLC˄(24)	Senior secured	SF +	2.75	% (g)	7.08%		09/2029	1,993	1,998	0.1	1,983
Tebra Technologies, Inc.˄(23)	One stop	SF +	8.00	% (h)	8.95% cash/3.50	% PIK	08/2025	11,105	11,105	0.4	11,216
								$402,026	$397,030	13.2%	$400,531
Hotels, Restaurants & Leisure
BJH Holdings III Corp.*	One stop	SF +	5.00	% (h)	9.30%		08/2027	9,798	9,750	0.3	9,798
BJH Holdings III Corp.˄	One stop	SF +	5.00	% (h)	9.30%		08/2027	5,328	5,269	0.2	5,328

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest		Maturity	Principal ($) /	Amortized	Percentage of	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Net Assets	Value(4)
Crumbl Enterprises, LLC˄#	One stop	SF +	4.50	% (h)	8.83%		05/2032	$115,778	$115,213	3.8%	$115,199
Crumbl Enterprises, LLC˄	One stop	SF +	4.50	% (h)	8.83%		05/2032	1,505	1,460	0.1	1,459
Fertitta Entertainment, LLC˄(24)	Senior secured	SF +	3.50	% (g)	7.83%		01/2029	15,841	15,719	0.5	15,842
GFP Atlantic Holdco 2, LLC*	One stop	SF +	6.00	% (h)	10.32%		11/2029	2,600	2,569	0.1	2,600
GFP Atlantic Holdco 2, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2029	—	(35)	—	—
Health Buyer, LLC*	Senior secured	SF +	5.25	% (h)	9.55%		04/2029	4,900	4,836	0.2	4,900
Health Buyer, LLC˄	Senior secured	SF +	5.50	% (h)	9.80%		04/2029	398	394	—	398
PB Group Holdings, LLC˄(23)	One stop	SF +	5.50	% (g)	7.08% cash/2.75	% PIK	08/2030	33,116	32,977	1.1	33,116
PB Group Holdings, LLC˄	One stop	SF +	5.00	% (g)	9.33%		08/2030	454	437	—	454
QSR Acquisition Co.˄	One stop	SF +	4.25	% (h)	8.57%		06/2032	15,254	15,197	0.5	15,197
QSR Acquisition Co.˄(5)	One stop	SF +	4.25%		N/A	(6)	06/2032	—	(5)	—	(5)
QSR Acquisition Co.˄(5)	One stop	SF +	4.25%		N/A	(6)	06/2032	—	(13)	—	(13)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest		Maturity	Principal ($) /	Amortized	Percentage of	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Net Assets	Value(4)
Rooster BidCo Limited˄(7)(8)(9)	One stop	SN +	5.00	% (f)	9.22%		03/2032	$45,633	$42,622	1.5%	$45,633
Rooster BidCo Limited˄(7)(8)(9)	One stop	SN +	5.00%		N/A	(6)	03/2032	—	—	—	—
Rooster BidCo Limited˄(5)(7)(8)(9)	One stop	SN +	5.00%		N/A	(6)	03/2032	—	(221)	—	—
Scientific Games Holdings LP˄#(24)	Senior secured	SF +	3.00	% (h)	7.28%		04/2029	15,004	14,969	0.5	15,008
SDC Holdco, LLC*˄	One stop	SF +	4.75	% (h)	9.05%		06/2031	41,351	41,174	1.4	41,351
SDC Holdco, LLC˄(23)	Second lien	SF +	8.50	% (h)	12.80	% PIK	06/2032	6,537	6,499	0.2	6,537
SDC Holdco, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	06/2031	—	(16)	—	—
SSRG Holdings, LLC*˄	One stop	SF +	4.75	% (h)	9.05%		11/2027	22,680	22,639	0.8	22,680
SSRG Holdings, LLC˄	One stop	SF +	4.75	% (h)	9.05%		11/2027	10,137	10,100	0.3	10,137
SSRG Holdings, LLC˄	One stop	SF +	4.75	% (h)	9.05%		11/2027	979	976	—	979
Tacala LLC˄#(24)	Senior secured	SF +	3.50	% (g)	7.83%		01/2031	19,550	19,566	0.6	19,670
Super REGO, LLC˄(23)	Subordinated debt	N/A			15.00	% PIK	03/2030	36	35	—	36

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
YE Brands Holding, LLC*	One stop	SF +	4.75	% (h)	9.05%	10/2027	$6,284	$6,243	0.2%	$6,284
YE Brands Holding, LLC˄	One stop	SF +	4.75	% (h)	9.05%	10/2027	833	825	—	833
YE Brands Holding, LLC˄	One stop	SF +	4.75%		N/A (6)	10/2027	—	—	—	—
							$373,996	$369,179	12.3%	$373,421
Household Durables
Groundworks, LLC˄(24)	Senior secured	SF +	3.00	% (g)	7.32%	03/2031	3,352	3,367	0.1	3,355
Groundworks, LLC˄(24)	Senior secured	SF +	3.00	% (g)	7.32%	03/2031	99	102	—	99
							$3,451	$3,469	0.1%	$3,454
Household Products
WU Holdco, Inc.˄	One stop	SF +	4.75	% (h)	9.05%	04/2032	21,573	21,469	0.7	21,466
WU Holdco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	04/2032	—	(8)	—	(8)
WU Holdco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	04/2032	—	(13)	—	(26)
							$21,573	$21,448	0.7%	$21,432
Industrial Conglomerates
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	% (h)	9.15%	04/2026	6,672	6,636	0.2	6,606

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	% (h)	9.15%	04/2026	$4,337	$4,314	0.2%	$4,294
CPM Holdings, Inc.˄#(24)	Senior secured	SF +	4.50	% (g)	8.82%	09/2028	3,985	3,937	0.1	3,909
EAB Global, Inc.˄(24)	Senior secured	SF +	3.00	% (g)	7.33%	08/2030	13,531	13,524	0.5	13,311
Essential Services Holdings Corporation˄	One stop	SF +	5.00	% (h)	9.28%	06/2031	40,923	40,574	1.3	40,514
Essential Services Holdings Corporation˄	One stop	SF +	5.00	% (h)	9.33%	06/2030	602	560	—	564
Essential Services Holdings Corporation˄(5)	One stop	SF +	5.00%		N/A (6)	06/2031	—	(34)	—	(80)
Excelitas Technologies Corp.˄(7)(8)	One stop	E +	5.25	% (b)	7.18%	08/2029	16,122	14,838	0.5	16,122
Excelitas Technologies Corp.˄(5)	One stop	SF +	5.25%		N/A (6)	08/2029	—	(15)	—	—
Madison IAQ LLC˄(7)(24)	Senior secured	SF +	2.50	% (i)	6.61%	06/2028	4,893	4,893	0.2	4,902
							$91,065	$89,227	3.0%	$90,142
Insurance
Acrisure, LLC˄(24)	Senior secured	SF +	3.00	% (g)	7.33%	11/2030	19,835	19,751	0.6	19,811
AMBA Buyer, Inc.*	One stop	SF +	5.25	% (h)	9.65%	07/2027	7,700	7,661	0.2	7,700

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
AMBA Buyer, Inc.*	One stop	SF +	5.25	% (h)	9.65%	07/2027	$3,497	$3,479	0.1%	$3,497
AMBA Buyer, Inc.*	One stop	SF +	5.25	% (h)	9.65%	07/2027	3,087	3,071	0.1	3,087
AssuredPartners Capital, Inc.˄(7)(24)	Senior secured	SF +	3.50	% (g)	7.83%	02/2031	26,306	26,349	0.9	26,401
Bellwether Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A (6)	04/2032	—	(48)	—	(25)
Bellwether Buyer, LLC˄#	One stop	SF +	4.50	% (g)	8.81%	04/2032	47,769	47,537	1.6	47,649
Bellwether Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A (6)	04/2032	—	(60)	—	(62)
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	% (h)	9.78%	03/2028	7,826	7,720	0.3	7,826
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	% (h)	9.83%	03/2028	5,262	5,262	0.2	5,262
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	% (h)	9.82%	03/2028	6,477	6,372	0.2	6,477
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	% (h)	9.80%	03/2028	1,349	1,343	—	1,349
Captive Resources Midco, LLC˄	One stop	SF +	4.50	% (g)	8.83%	07/2029	16,934	16,934	0.6	16,934
Captive Resources Midco, LLC˄	One stop	SF +	4.50%		N/A (6)	07/2028	—	—	—	—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Compass Investors, Inc. ˄(24)	Senior secured	SF +	2.25	% (h)	6.55%	11/2029	$4,910	$4,917	0.2%	$4,908
Doxa Insurance Holdings LLC˄	One stop	SF +	5.25	% (h)	9.55%	12/2030	10,648	10,565	0.4	10,648
Doxa Insurance Holdings LLC˄	One stop	SF +	5.25	% (h)	9.55%	12/2030	10,031	9,951	0.3	10,031
Doxa Insurance Holdings LLC˄	One stop	SF +	5.25	% (h)	9.55%	12/2029	278	260	—	278
Doxa Insurance Holdings LLC˄(5)	One stop	SF +	5.00%		N/A (6)	12/2030	—	(143)	—	—
Galway Borrower LLC*	One stop	SF +	4.50	% (h)	8.80%	09/2028	4,873	4,783	0.2	4,873
Gimlet Bidco GMBH˄(7)(8)(15)	One stop	E +	5.75	% (c)	7.94%	04/2031	1,767	1,571	0.1	1,767
Gimlet Bidco GMBH˄(7)(8)(15)	One stop	E +	5.75	% (b)(c)	7.90%	04/2031	501	454	—	501
Hub International Limited˄(7)(24)	Senior secured	SF +	2.50	% (h)	6.77%	06/2030	9,029	9,048	0.3	9,066
Integrated Specialty Coverages, LLC˄	One stop	SF +	4.75	% (g)	9.08%	07/2030	6,840	6,791	0.2	6,840
Integrated Specialty Coverages, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	07/2029	—	(1)	—	—
Integrated Specialty Coverages, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	07/2030	—	(8)	—	—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Integrity Marketing Acquisition, LLC*˄	One stop	SF +	5.00	% (h)	9.33%	08/2028	$27,461	$27,246	0.9%	$27,461
Integrity Marketing Acquisition, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	08/2028	—	(3)	—	—
Integrity Marketing Acquisition, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	08/2028	—	(5)	—	—
J.S. Held Holdings, LLC*˄	One stop	SF +	5.50	% (h)	9.95%	06/2028	19,708	19,529	0.6	19,708
J.S. Held Holdings, LLC˄	One stop	SF +	5.50	% (h)	9.95%	06/2028	7,805	7,605	0.3	7,805
J.S. Held Holdings, LLC˄	One stop	SF +	5.50	% (h)	9.95%	06/2028	35	34	—	35
Majesco*˄	One stop	SF +	4.75	% (h)	9.05%	09/2028	44,616	44,578	1.5	44,616
Majesco˄(5)	One stop	SF +	4.75%		N/A (6)	09/2027	—	(2)	—	—
MRH Trowe Germany GMBH˄(5)(7)(8)(15)	One stop	E +	5.00%		N/A (6)	11/2031	—	(27)	—	(29)
MRH Trowe Germany GMBH˄(7)(8)(15)	One stop	E +	5.00	% (c)	7.14%	08/2025	65,249	61,331	2.1	64,923
MRH Trowe Germany GMBH˄(5)(7)(8)(15)	One stop	E +	5.00%		N/A (6)	05/2032	—	—	—	(109)
Oakbridge Insurance Agency LLC*˄	One stop	SF +	5.75	% (g)	10.06%	11/2029	6,546	6,499	0.2	6,563

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Oakbridge Insurance Agency LLC˄	One stop	SF +	5.75	% (g)	10.06%	11/2029	$2,724	$2,701	0.1%	$2,732
Oakbridge Insurance Agency LLC˄	One stop	SF +	5.75	% (g)	10.06%	11/2029	75	68	—	75
Oakbridge Insurance Agency LLC˄(5)	One stop	SF +	5.00%		N/A (6)	11/2029	—	(34)	—	(68)
OneDigital Borrower LLC˄(24)	Senior secured	SF +	3.00	% (g)	7.33%	07/2031	13,422	13,439	0.4	13,418
Truist Insurance Holdings, LLC˄#(7)(24)	Senior secured	SF +	2.75	% (h)	7.05%	05/2031	6,677	6,669	0.2	6,689
Wasabi Lower Holdco, LLC˄(5)	Senior secured	SF +	4.50%		N/A (6)	06/2032	—	(23)	—	(23)
Wasabi Lower Holdco, LLC˄	Senior secured	SF +	4.50	% (h)	8.80%	06/2032	6,950	6,858	0.2	6,857
World Insurance Associates, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	04/2030	—	(73)	—	—
World Insurance Associates, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	04/2030	—	(10)	—	—
							$396,187	$389,939	13.0%	$395,471
IT Services
Acquia, Inc.˄	One stop	SF +	7.00	% (h)	11.41%	10/2026	9,956	9,933	0.3	9,956
CE Intermediate I, LLC˄#	Senior secured	SF +	3.00	% (h)	7.45%	03/2032	7,962	7,925	0.3	7,973

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Dcert Buyer, Inc.˄(24)	Senior secured	SF +	4.00	% (g)	8.33%		10/2026	$9,089	$8,988	0.3%	$9,023
Delinea Inc.˄	One stop	SF +	5.75	% (h)	10.20%		03/2028	32,755	32,532	1.1	32,755
Delinea Inc.*	One stop	SF +	5.75	% (h)	10.20%		03/2028	8,793	8,592	0.3	8,793
Delinea Inc.*	One stop	SF +	5.75	% (h)	10.20%		03/2028	4,808	4,698	0.2	4,808
E2open, LLC˄(7)(24)	Senior secured	SF +	3.50	% (g)	7.94%		02/2028	15,975	15,983	0.5	16,050
LEIA FINCO US˄(7)(9)(24)	Senior secured	SF +	3.25	% (h)	7.46%		10/2031	11,970	11,897	0.4	11,995
Maverick Bidco Inc.˄	Senior secured	SF +	3.75	% (h)	8.18%		05/2028	4,974	4,974	0.2	4,998
Maverick Bidco Inc.˄	Senior secured	SF +	4.75	% (h)	9.13%		05/2028	37,155	37,155	1.2	37,155
Maverick Bidco Inc.˄	Senior secured	SF +	5.00	% (h)	9.38%		05/2028	56,515	56,515	1.8	56,515
Netwrix Corporation*	One stop	SF +	4.75	% (h)	9.08%		06/2029	8,644	8,529	0.3	8,644
Particle Investments˄	Senior secured	SF +	3.75	% (g)	8.08%		03/2031	2,992	2,992	0.1	3,015
PDQ Intermediate, Inc.˄(23)	Subordinated debt	N/A			13.75	% PIK	10/2031	63	62	—	63

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
ReliaQuest Holdings, LLC˄(23)	One stop	SF +	6.00	% (h)	7.03% cash/3.25	% PIK	04/2031	$41,119	$40,856	1.3%	$40,914
ReliaQuest Holdings, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	04/2031	—	(23)	—	(17)
ReliaQuest Holdings, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	04/2031	—	(50)	—	(49)
ReliaQuest Holdings, LLC˄(23)	One stop	SF +	6.00	% (h)	7.03% cash/3.25	% PIK	04/2031	56,892	56,617	1.9	56,607
Saturn Borrower Inc.*	One stop	SF +	6.00	% (h)	10.30%		11/2028	8,190	7,929	0.3	8,190
Saturn Borrower Inc.˄	One stop	SF +	6.00	% (g)	10.32%		11/2028	96	83	—	96
UKG Inc.˄(24)	Senior secured	SF +	3.00	% (g)	7.31%		02/2031	25,375	25,286	0.8	25,500
VS Buyer, LLC˄	Senior secured	SF +	2.75	% (h)	7.02%		04/2031	11,940	11,948	0.4	12,015
WPEngine, Inc.˄	One stop	SF +	5.75	% (h)	10.07%		08/2029	953	939	—	953
WPEngine, Inc.˄	One stop	SF +	5.75%		N/A	(6)	08/2029	—	—	—	—
								$356,216	$354,360	11.7%	$355,952
Leisure Products
Cast & Crew Payroll, LLC˄(24)	Senior secured	SF +	3.75	% (g)	8.08%		12/2028	5,440	5,457	0.2	5,156

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Crunch Holdings, LLC#	One stop	SF +	4.75	% (g)	9.06%	09/2031	$17,647	$17,603	0.6%	$17,603
Crunch Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	09/2031	—	(6)	—	(6)
EP Purchaser, LLC˄(24)	Senior secured	SF +	3.50	% (h)	8.06%	11/2028	4,914	4,892	0.1	4,839
Movement Holdings, LLC*˄(7)(9)	One stop	SF +	5.25	% (g)	9.58%	03/2030	22,080	21,905	0.7	22,080
Movement Holdings, LLC˄(5)(7)(9)	One stop	SF +	5.25%		N/A (6)	03/2030	—	(29)	—	—
Movement Holdings, LLC˄(5)(7)(9)	One stop	SF +	5.25%		N/A (6)	03/2030	—	(117)	—	—
							$50,081	$49,705	1.6%	$49,672
Life Sciences Tools & Services
Graphpad Software, LLC˄	One stop	P +	3.75	% (a)	11.25%	06/2031	31,287	31,153	1.0	31,287
Graphpad Software, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	06/2031	—	(13)	—	—
Graphpad Software, LLC˄	One stop	P +	3.75	% (a)	11.25%	06/2031	782	748	—	782
PAS Parent Inc.*˄	One stop	SF +	4.75	% (g)	9.08%	12/2028	19,503	19,255	0.7	19,503
PAS Parent Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	12/2028	—	(54)	—	—
							$51,572	$51,089	1.7%	$51,572

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Machinery
AI Titan Parent, Inc.˄	One stop	SF +	4.50	% (g)	8.83%	08/2031	$9,302	$9,221	0.3%	$9,302
AI Titan Parent, Inc.˄(5)	One stop	SF +	4.50%		N/A (6)	08/2031	—	(8)	—	—
AI Titan Parent, Inc.˄(5)	One stop	SF +	4.50%		N/A (6)	08/2031	—	(10)	—	—
Blackbird Purchaser, Inc.*˄	One stop	SF +	5.50	% (h)	9.80%	12/2030	17,996	17,855	0.6	17,996
Blackbird Purchaser, Inc.˄	One stop	SF +	5.50	% (h)	9.80%	12/2030	1,992	1,964	0.1	1,992
Blackbird Purchaser, Inc.˄	One stop	SF +	5.50	% (g)(h)	9.80%	12/2029	1,207	1,188	0.1	1,207
Filtration Group Corp.˄(24)	Senior secured	SF +	3.00	% (g)	7.33%	10/2028	14,815	14,845	0.5	14,888
Thermogenics, Inc.˄(7)(8)(10)	One stop	CA +	4.25	% (j)	6.93%	06/2032	910	902	—	906
Thermogenics, Inc.˄(5)(7)(10)	One stop	SF +	4.25%		N/A (6)	06/2032	—	(4)	—	(4)
Thermogenics, Inc.˄(7)(10)	One stop	SF +	4.25	% (h)	8.55%	06/2032	1,157	1,151	—	1,151
Thermogenics, Inc.˄(5)(7)(10)	One stop	SF +	4.25%		N/A (6)	06/2032	—	(18)	—	(18)
Wireco Worldgroup Inc.˄	Senior secured	SF +	3.75	% (h)	8.02%	11/2028	6,231	6,243	0.2	5,935
							$53,610	$53,329	1.8%	$53,355

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Media
Ascend Learning, LLC˄#(24)	Senior secured	SF +	3.00	% (g)	7.33%	12/2028	$13,965	$13,910	0.4%	$13,979
Lotus Topco, Inc.*	One stop	SF +	4.75	% (h)	9.05%	06/2030	1,689	1,678	—	1,689
Lotus Topco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2030	—	(2)	—	—
Lotus Topco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2030	—	(5)	—	—
Shout! Factory, LLC˄	One stop	SF +	5.25	% (h)	9.55%	06/2031	17,895	17,761	0.6	17,626
Shout! Factory, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	06/2031	—	(16)	—	(32)
Triple Lift, Inc.*	One stop	SF +	5.75	% (h)	10.22%	05/2028	8,704	8,499	0.3	8,355
Triple Lift, Inc.*	One stop	SF +	5.75	% (h)	10.22%	05/2028	2,553	2,493	0.1	2,451
							$44,806	$44,318	1.4%	$44,068
Oil, Gas & Consumable Fuels
Envernus, Inc.#	One stop	SF +	5.50	% (g)	9.83%	12/2029	12,326	12,190	0.4	12,326
Envernus, Inc.˄	One stop	SF +	5.50	% (g)	9.82%	12/2029	71	60	—	71

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Envernus, Inc.˄(5)	One stop	SF +	5.50%		N/A (6)	12/2029	$—	$(1)	—%	$—
							$12,397	$12,249	0.4%	$12,397
Paper & Forest Products
Ranpak Corporation˄#(7)	Senior secured	SF +	4.50	% (h)	8.80%	12/2031	3,649	3,647	0.1	3,631
Ranpak Corporation˄#(7)	Senior secured	SF +	4.50	% (h)	8.80%	12/2031	2,335	2,334	0.1	2,323
							$5,984	$5,981	0.2%	$5,954
Personal Products
Knowlton Development Corporation, Inc.˄(7)(10)(24)	Senior secured	SF +	4.00	% (g)	8.33%	08/2028	$11,000	$11,028	0.4%	$11,025

Pharmaceuticals
Caerus Midco 3 S.A.R.L.*(7)	One stop	SF +	5.00	% (h)	9.30%	05/2029	19,548	19,160	0.6	19,548
Certara Holdco, Inc. and Certara USA, Inc.˄(7)	Senior secured	SF +	3.00	% (h)	7.30%	06/2031	10,962	10,944	0.4	11,003
Creek Parent, Inc.˄	One stop	SF +	5.25	% (g)	9.57%	12/2031	79,797	78,507	2.6	79,797
Creek Parent, Inc.˄(5)	One stop	SF +	5.25%		N/A (6)	12/2031	—	(180)	—	—
							$110,307	$108,431	3.6%	$110,348
Professional Services
Citrin Cooperman Advisors LLC˄(24)	Senior secured	SF +	3.00	% (h)	7.30%	03/2032	3,758	3,734	0.1	3,761

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Citrin Cooperman Advisors LLC˄(5)(24)	Senior secured	SF +	3.00%		N/A	(6)	03/2032	$—	$(2)	—%	$—
Eclipse Buyer, Inc.˄	One stop	SF +	4.75	% (g)	9.06%		09/2031	12,644	12,532	0.4	12,644
Eclipse Buyer, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(54)	—	—
Eclipse Buyer, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(9)	—	—
Eliassen Group, LLC*	One stop	SF +	5.75	% (h)	10.05%		04/2028	4,818	4,818	0.2	4,722
Geosyntec Consultants, Inc.˄#	Senior secured	SF +	3.50	% (g)	7.83%		07/2031	11,325	11,336	0.4	11,397
IG Investments Holdings, LLC*˄	One stop	SF +	5.00	% (h)	9.28%		09/2028	22,797	22,772	0.7	22,797
NBG Acquisition Corp. and NBG-P Acquisition Corp.*˄	One stop	SF +	5.50	% (h)	9.93%		11/2028	15,558	15,266	0.5	14,625
NBG Acquisition Corp. and NBG-P Acquisition Corp.˄	One stop	SF +	5.50	% (h)	9.95%		11/2028	2,790	2,774	0.1	2,623
Outcomes Group Holdings, Inc.˄(24)	Senior secured	SF +	3.75	% (g)	8.08%		05/2031	12,955	12,933	0.4	13,048
PGA Holdings, Inc.˄(24)	Senior secured	SF +	3.25	% (g)	7.58%		04/2031	25,839	25,788	0.9	25,917
Varicent Intermediate Holdings Corporation˄(7)(10)(23)	One stop	SF +	5.75	% (h)	6.93 % cash/3.13	% PIK	08/2031	43,091	42,555	1.4	43,091

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investm ent	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Varicent Intermediate Holdings Corporation˄(5)(7)(10)	One stop	SF +	5.25%		N/A (6)	08/2031	$—	$(69)	—%	$—
Varicent Intermediate Holdings Corporation˄(5)(7)(10)	One stop	SF +	5.75%		N/A (6)	08/2031	—	(52)	—	—
							$155,575	$154,322	5.1%	$154,625
Real Estate Management & Development
RealPage, Inc.˄(24)	Senior secured	SF +	3.00	% (h)	7.56%	04/2028	$4,923	$4,911	0.2%	$4,895

Road & Rail
Kenan Advantage Group, Inc.˄(24)	Senior secured	SF +	3.25	% (g)	7.58%	01/2029	$21,772	$21,735	0.7%	$21,500

Software
Anaplan, Inc.˄	One stop	SF +	4.50	% (h)	8.83%	06/2029	9,950	9,884	0.3	9,950
Appfire Technologies, LLC*	One stop	SF +	5.00	% (h)	9.30%	03/2028	10,101	9,999	0.3	10,000
Appfire Technologies, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	03/2028	—	(82)	—	(225)
Apttus Corporation˄(24)	Senior secured	SF +	3.50	% (h)	7.78%	05/2028	16,451	16,444	0.5	16,529
AQA Acquisition Holding, Inc.˄(24)	Senior secured	SF +	4.00	% (h)	8.28%	03/2028	25,620	25,635	0.9	25,754
Artifact Bidco, Inc.˄	One stop	SF +	4.25	% (h)	8.55%	05/2031	5,024	4,981	0.2	5,024

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.25%		N/A	(6)	05/2031	$—	$(5)	—%	$—
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.25%		N/A	(6)	05/2030	—	(2)	—	—
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.25%		N/A	(6)	05/2030	—	(5)	—	—
Azul Systems, Inc.*	Senior secured	SF +	4.50	% (h)	8.95%		04/2027	3,000	3,000	0.1	3,000
Azurite Intermediate Holdings, Inc.˄	One stop	SF +	6.00	% (g)	10.33%		03/2031	17,541	17,320	0.6	17,541
Azurite Intermediate Holdings, Inc.*	One stop	SF +	6.00	% (g)	10.33%		03/2031	7,718	7,624	0.3	7,718
Azurite Intermediate Holdings, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	03/2031	—	(35)	—	—
Baxter Planning Systems, LLC˄(23)	One stop	SF +	6.25	% (h)	7.16 % cash/3.38	% PIK	05/2031	11,932	11,859	0.4	11,932
Baxter Planning Systems, LLC˄(5)	One stop	SF +	6.25%		N/A	(6)	05/2031	—	(13)	—	—
Baxter Planning Systems, LLC˄(5)	One stop	SF +	5.75%		N/A	(6)	05/2031	—	(15)	—	—
BestPass, Inc.*˄	One stop	SF +	4.75	% (g)	9.08%		08/2031	36,326	36,167	1.2	36,326
BestPass, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	08/2031	—	(16)	—	—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
BestPass, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	08/2031	$—	$(21)	—%	$—
Bloomerang, LLC˄	One stop	SF +	6.00	% (h)	10.30%	12/2029	10,189	10,113	0.3	10,189
Bloomerang, LLC˄	One stop	SF +	6.00	% (h)	10.30%	12/2029	1,019	996	—	1,019
Bloomerang, LLC˄	One stop	SF +	6.00	% (h)	10.32%	12/2029	570	553	—	570
Blue Bidco Limited˄(7)(8)(9)	One stop	E +	5.00	% (d)	7.04%	06/2032	13,217	12,647	0.4	13,085
Blue Bidco Limited˄(7)(8)(9)	One stop	SN +	5.00	% (f)	9.22%	06/2032	23,337	22,690	0.8	23,104
Blue Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.00%		N/A (6)	06/2032	—	(56)	—	(114)
Blue Bidco Limited˄(7)(9)	One stop	SF +	5.00	% (i)	9.26%	06/2032	3,300	3,283	0.1	3,267
Bottomline Technologies, Inc.*	One stop	SF +	4.50	% (h)	8.80%	05/2029	4,887	4,791	0.2	4,887
Bullhorn, Inc.*	One stop	SF +	5.00	% (g)	9.33%	10/2029	3,959	3,938	0.1	3,919
Bullhorn, Inc.*	One stop	SF +	5.00	% (g)	9.33%	10/2029	3,959	3,939	0.1	3,920
Camelia Bidco Limited˄(7)(8)(9)	One stop	SN +	5.50	% (f)	9.72%	08/2030	4,920	4,491	0.2	4,920

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Camelia Bidco Limited˄(7)(8)(9)	One stop	SN +	5.50	% (f)	9.72%	08/2030	$697	$614	—%	$697
Camelia Bidco Limited˄(7)(8)(9)	One stop	A +	5.50	% (e)	9.16%	08/2030	292	283	—	292
Camelia Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.50%		N/A (6)	08/2030	—	(17)	—	—
Capstone Borrower˄(7)(24)	Senior secured	SF +	2.75	% (h)	7.05%	06/2030	6,965	7,006	0.2	6,975
CB Buyer, Inc.˄#	One stop	SF +	5.25	% (h)	9.55%	07/2031	36,381	36,086	1.2	36,381
CB Buyer, Inc.˄(5)	One stop	SF +	5.25%		N/A (6)	07/2031	—	(31)	—	—
CB Buyer, Inc.˄	One stop	SF +	5.25	% (h)	9.55%	07/2031	1,104	1,056	—	1,104
ConnectWise, LLC˄#(24)	Senior secured	SF +	3.50	% (h)	8.06%	10/2028	28,615	28,562	1.0	28,798
Conservice Midco, LLC˄#(24)	Senior secured	SF +	3.00	% (g)	7.33%	05/2030	5,980	5,955	0.2	5,994
Cornerstone OnDemand, Inc.˄(24)	Senior secured	SF +	3.75	% (g)	8.19%	10/2028	9,436	9,271	0.3	8,879
Crewline Buyer, Inc.˄	One stop	SF +	6.75	% (g)	11.08%	11/2030	28,617	28,290	0.9	28,617
Crewline Buyer, Inc.˄(5)	One stop	SF +	6.75%		N/A (6)	11/2030	—	(29)	—	—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Daxko Acquisition Corporation*	One stop	SF +	4.75	% (g)	9.08%		10/2028	$11,604	$11,316	0.4%	$11,604
Daxko Acquisition Corporation˄	One stop	SF +	4.75	% (g)	9.08%		10/2028	473	416	—	473
Daxko Acquisition Corporation˄(5)	One stop	SF +	4.75%		N/A	(6)	10/2028	—	(25)	—	—
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	5.00	% (c)	6.98%		08/2030	4,103	3,651	0.1	4,103
Denali Bidco Limited˄(7)(8)(9)	One stop	SN +	5.00	% (f)	9.22%		08/2030	2,383	2,154	0.1	2,383
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	5.00	% (c)	6.98%		08/2030	830	735	—	830
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	5.00	% (c)	6.98%		08/2030	592	537	—	592
Denali Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.00%		N/A	(6)	08/2030	—	(32)	—	—
ECI Macola/Max Holding, LLC˄(24)	Senior secured	SF +	3.25	% (h)	7.55%		05/2030	14,684	14,699	0.5	14,775
Einstein Parent, Inc.˄	One stop	SF +	6.50	% (h)	10.77%		01/2031	40,574	39,821	1.3	40,168
Einstein Parent, Inc.˄(5)	One stop	SF +	6.50%		N/A	(6)	01/2031	—	(78)	—	(42)
Espresso Bidco, Inc.˄(23)	One stop	SF +	5.75	% (h)	7.17% cash/2.88	% PIK	03/2032	36,232	35,714	1.2	36,232

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Espresso Bidco, Inc.˄(5)	One stop	SF +	5.25%		N/A (6)	03/2032	$—	$(72)	—%	$—
Espresso Bidco, Inc.˄(5)	One stop	SF +	5.25%		N/A (6)	03/2032	—	(64)	—	—
EverCommerce Solutions, Inc.˄(7)(24)	Senior secured	SF +	2.50	% (g)	6.83%	07/2028	8,080	8,097	0.3	8,108
Evergreen IX Borrower 2023, LLC˄	One stop	SF +	4.75	% (h)	9.05%	09/2030	11,706	11,436	0.4	11,706
Evergreen IX Borrower 2023, LLC˄	One stop	SF +	4.75	% (h)	9.05%	09/2030	3,654	3,623	0.1	3,654
Evergreen IX Borrower 2023, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	10/2029	—	(29)	—	—
Gurobi Optimization, LLC˄#	One stop	SF +	4.50	% (h)	8.80%	09/2031	44,762	44,366	1.5	44,762
Gurobi Optimization, LLC˄(5)	One stop	SF +	4.50%		N/A (6)	09/2031	—	(34)	—	—
Hornet Security Holding GMBH˄(7)(8)(15)	One stop	E +	4.75	% (d)	7.21%	02/2031	16,013	14,512	0.5	16,173
Hornet Security Holding GMBH˄(7)(8)(15)	One stop	E +	4.75	% (d)	7.21%	02/2031	10,673	9,672	0.4	10,780
Hornet Security Holding GMBH˄(7)(8)(15)	One stop	E +	4.75	% (b)	6.64%	08/2030	260	211	—	260
Hornet Security Holding GMBH˄(7)(8)(15)	One stop	E +	4.75	% (d)	6.80%	02/2031	2,218	2,121	0.1	2,270

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Hyland Software, Inc.˄#	One stop	SF +	5.00	% (g)	9.33%	09/2030	$28,258	$27,942	0.9%	$28,258
Hyland Software, Inc.˄(5)	One stop	SF +	5.00%		N/A (6)	09/2029	—	(1)	—	—
Icefall Parent, Inc.˄	One stop	SF +	5.75	% (h)	10.03%	01/2030	22,333	21,993	0.7	22,333
Icefall Parent, Inc.˄(5)	One stop	SF +	5.75%		N/A (6)	01/2030	—	(32)	—	—
Instructure Holdings, Inc.˄#(24)	Senior secured	SF +	3.00	% (i)	7.21%	11/2031	11,477	11,449	0.4	11,502
iSolved, Inc.˄(24)	Senior secured	SF +	3.00	% (g)	7.33%	10/2030	17,454	17,469	0.6	17,544
Javelin Buyer, Inc.˄(24)	Senior secured	SF +	3.00	% (h)	7.33%	12/2031	14,963	15,005	0.5	15,042
Kaseya Inc.˄(24)	Senior secured	SF +	3.25	% (g)	7.58%	03/2032	14,813	14,739	0.5	14,888
LeadsOnline, LLC*	One stop	SF +	4.50	% (h)	8.79%	02/2028	4,384	4,311	0.2	4,384
LeadsOnline, LLC*	One stop	SF +	4.50	% (h)	8.80%	02/2028	2,236	2,228	0.1	2,236
LeadsOnline, LLC˄	One stop	SF +	4.50	% (h)	8.79%	02/2028	774	761	—	774
LeadsOnline, LLC˄(5)	One stop	SF +	4.50%		N/A (6)	02/2028	—	(1)	—	—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Lighthouse Bidco GMBH˄(7)(8)(15)	One stop	E +	5.00	% (c)	6.98%	12/2031	$26,761	$23,555	0.9%	$26,761
Lighthouse Bidco GMBH˄(5)(7)(8)(15)	One stop	E +	5.00%		N/A (6)	06/2031	—	(41)	—	—
Lighthouse Bidco GMBH˄(5)(7)(8)(15)	One stop	E +	5.00%		N/A (6)	12/2031	—	(133)	—	—
LogicMonitor, Inc.˄	One stop	SF +	5.50	% (h)	9.78%	11/2031	45,630	45,369	1.5	45,630
LogicMonitor, Inc.˄(5)	One stop	SF +	5.50%		N/A (6)	11/2031	—	(33)	—	—
Matrix42 Holding GMBH˄(7)(8)(15)	One stop	E +	6.25	% (d)	8.90%	12/2029	192	175	—	192
Metatiedot Bidco Oy & Metatiedot US, LLC˄(7)(8)(14)	One stop	E +	5.25	% (c)	7.26%	11/2031	14,714	13,015	0.5	14,714
Metatiedot Bidco Oy & Metatiedot US, LLC˄(7)(14)	One stop	SF +	5.25	% (h)	9.58%	11/2031	9,353	9,224	0.3	9,353
Metatiedot Bidco Oy & Metatiedot US, LLC˄(7)(8)(14)	One stop	E +	5.25	% (c)	7.26%	11/2031	119	78	—	119
Metatiedot Bidco Oy & Metatiedot US, LLC˄(5)(7)(8)(14)	One stop	E +	5.25%		N/A (6)	11/2030	—	(36)	—	—
Modena Buyer, LLC˄(24)	Senior secured	SF +	4.50	% (h)	8.78%	07/2031	9,950	9,683	0.3	9,608
Motus Group, LLC˄	Senior secured	SF +	3.75	% (h)	8.05%	12/2028	8,807	8,832	0.3	8,815

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest		Maturity	Principal ($) /	Amortized	Percentage of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
MYOB Invest Co Pty Ltd˄(7)(8)(11)	One stop	A +	5.50	% (e)	9.21%		06/2030	$164,772	$160,977	5.4%	$163,124
Navex TopCo, Inc.*˄	One stop	SF +	5.25	% (g)	9.57%		11/2030	22,871	22,521	0.8	22,871
Navex TopCo, Inc.˄(5)	One stop	SF +	5.75%		N/A	(6)	11/2028	—	(27)	—	—
Onit, Inc.˄	One stop	SF +	4.75	% (h)	9.03%		01/2032	18,763	18,588	0.6	18,763
Onit, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	01/2032	—	(26)	—	—
Onit, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	01/2032	—	(38)	—	—
Orsay Bidco 1 B.V. and Sky Group Holding B.V.˄(7)(8)(13)	One stop	E +	5.75	% (c)	7.73%		11/2029	10,170	9,119	0.3	10,246
Orsay Bidco 1 B.V. and Sky Group Holding B.V.˄(7)(8)(13)	One stop	E +	5.00	% (c)	6.98%		11/2029	739	606	—	739
Panzura, LLC˄(23)	One stop	N/A			4.00% cash/11.00	% PIK	08/2027	64	61	—	58
Personify, Inc.#	One stop	SF +	4.75	% (h)	9.05%		09/2028	19,880	19,795	0.7	19,880
Personify, Inc.*	One stop	SF +	4.75	% (h)	9.05%		09/2028	7,395	7,345	0.2	7,395
Pineapple German Bidco GMBH˄(7)(8)(15)(23)	One stop	E +	5.25	% (c)	7.19%		01/2031	21,323	19,337	0.7	21,057

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest		Maturity	Principal ($) /	Amortized	Percentage of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Pineapple German Bidco GMBH˄(7)(15)(23)	One stop	SF +	5.25	% (h)	9.54%		01/2031	$16,990	$16,836	0.6%	$16,778
Pineapple German Bidco GMBH˄(7)(8)(15)(23)	One stop	E +	5.50	% (c)	7.44%		01/2031	6,608	5,933	0.2	6,526
Pineapple German Bidco GMBH˄(7)(8)(15)(23)	One stop	E +	5.50	% (c)	7.44%		01/2031	6,008	5,133	0.2	5,746
Pineapple German Bidco GMBH˄(7)(15)(23)	One stop	SF +	5.25	% (h)	9.54%		01/2031	1,434	1,404	—	1,416
Pineapple German Bidco GMBH˄(7)(8)(15)(23)	One stop	E +	5.25	% (c)	7.19%		01/2031	1,464	1,316	—	1,445
Pineapple German Bidco GMBH˄(5)(7)(8)(15)	One stop	E +	5.25%		N/A	(6)	01/2031	—	(227)	—	(487)
Planview Parent, Inc.˄(24)	Senior secured	SF +	3.50	% (h)	7.80%		12/2027	17,071	17,083	0.5	16,650
Pluralsight, LLC˄(23)	One stop	SF +	7.50	% (h)	11.83	% PIK	08/2029	1,964	1,905	0.1	1,945
Pluralsight, LLC˄(23)	One stop	SF +	4.50	% (h)	7.33% cash/1.50	% PIK	08/2029	1,207	1,178	—	1,195
Pluralsight, LLC˄(23)	One stop	SF +	4.50	% (h)	7.33% cash/1.50	% PIK	08/2029	604	604	—	598
Pluralsight, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	08/2029	—	—	—	(3)
Pluralsight, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	08/2029	—	—	—	(7)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest	Maturity	Principal ($) /	Amortized	Percentage of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Proofpoint, Inc.˄#(24)	Senior secured	SF +	3.00	% (g)	7.33%	08/2028	$27,662	$27,654	0.9%	$27,712
QAD, Inc.*	One stop	SF +	4.75	% (g)	9.08%	11/2027	9,773	9,773	0.3	9,773
Sapphire Bidco Oy˄(7)(8)(14)	One stop	E +	5.25	% (c)	7.53%	07/2029	15,316	14,091	0.5	15,316
Telesoft Holdings LLC*	One stop	SF +	5.75	% (g)	10.18%	12/2026	5,642	5,618	0.2	5,642
Togetherwork Holdings, LLC˄	One stop	SF +	5.00	% (g)	9.33%	05/2031	44,540	44,212	1.5	44,095
Togetherwork Holdings, LLC˄	One stop	SF +	5.00	% (g)	9.33%	05/2031	1,116	1,068	—	1,042
Togetherwork Holdings, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	05/2031	—	(34)	—	(53)
Transform Bidco Limited˄(7)(9)	One stop	SF +	6.50	% (h)	10.76%	01/2031	14,757	14,479	0.5	14,757
Transform Bidco Limited˄(7)(9)	One stop	SF +	6.50	% (h)	10.76%	01/2031	7,818	7,724	0.3	7,818
Transform Bidco Limited˄(7)(8)(9)	One stop	A +	6.25	% (e)	10.01%	01/2031	2,617	2,570	0.1	2,617
Transform Bidco Limited˄(7)(8)(9)	One stop	SN +	6.25	% (f)	10.47%	01/2031	426	393	—	426
Transform Bidco Limited˄(5)(7)(9)	One stop	SF +	7.00%		N/A (6)	06/2030	—	(35)	—	—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest		Maturity	Principal ($) /	Amortized	Percentage of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Transform Bidco Limited˄(5)(7)(9)	One stop	SF +	7.00%		N/A	(6)	01/2031	$—	$(50)	—%	$—
Transform Bidco Limited˄(5)(7)(9)	One stop	SF +	6.50%		N/A	(6)	01/2031	—	(119)	—	—
Tricentis Operations Holdings, Inc.˄(23)	One stop	SF +	6.25	% (h)	5.68% cash/4.88	% PIK	02/2032	62,618	62,326	2.1	62,618
Tricentis Operations Holdings, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	02/2032	—	(36)	—	—
Tricentis Operations Holdings, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	02/2032	—	(58)	—	—
Vantage Bidco GMBH˄(7)(8)(15)(23)	One stop	E +	6.25	% (c)	8.23%		04/2031	21,864	19,561	0.7	21,864
Vantage Bidco GMBH˄(5)(7)(8)(15)	One stop	E +	6.25%		N/A	(6)	10/2030	—	(42)	—	—
Varinem German Midco GMBH˄(7)(8)(15)	One stop	E +	5.25	% (d)	7.84%		07/2031	27,724	25,445	0.9	27,793
Varinem German Midco GMBH˄(7)(8)(15)	One stop	E +	5.00	% (c)	7.35%		07/2031	10,783	9,941	0.4	10,783
Viper Bidco, Inc.˄	One stop	SF +	5.00	% (h)	9.30%		11/2031	50,492	50,261	1.7	50,492
Viper Bidco, Inc.˄(7)(8)	One stop	SN +	5.00	% (f)	9.22%		11/2031	25,387	23,169	0.8	25,387
Viper Bidco, Inc.˄(5)	One stop	SF +	5.00%		N/A	(6)	11/2031	—	(23)	—	—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest	Maturity	Principal ($) /	Amortized	Percentage of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Viper Bidco, Inc.˄(5)	One stop	SF +	5.00%		N/A (6)	11/2031	$—	$(29)	—%	$—
Zendesk, Inc.˄	One stop	SF +	5.00	% (h)	9.32%	11/2028	10,185	10,185	0.3	10,185
							$1,430,213	$1,392,915	46.9%	$1,425,238
Specialty Retail
Ashco, LLC˄#(24)	Senior secured	SF +	3.25	% (g)	7.58%	01/2032	22,751	22,625	0.8	22,755
Ave Holdings III, Corp*˄	One stop	SF +	5.50	% (i)	9.97%	02/2028	13,482	13,250	0.4	13,212
Biscuit Parent, LLC˄	One stop	SF +	4.75	% (h)	9.05%	02/2031	36,086	35,816	1.2	36,086
Biscuit Parent, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	02/2031	—	(34)	—	—
Biscuit Parent, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	02/2031	—	(40)	—	—
Cavender Stores L.P.*˄	Senior secured	SF +	5.00	% (h)	9.30%	10/2029	24,010	23,839	0.8	24,010
Consilio Midco Limited˄(7)(8)(9)	Subordinated debt	E +	7.50	% (d)	9.71%	04/2033	4,269	4,089	0.1	4,237
Consilio Midco Limited˄(7)(8)(9)	Senior secured	E +	4.75	% (c)	6.73%	04/2032	38,177	36,663	1.2	37,986
Consilio Midco Limited˄(7)(9)	Senior secured	SF +	4.75	% (h)	9.05%	04/2032	30,962	30,812	1.0	30,807

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

	Investment	Spread Above			Interest	Maturity	Principal ($) /	Amortized	Percentage of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Consilio Midco Limited˄(7)(9)	Senior secured	SF +	4.75	% (h)	9.05%	04/2032	$19,084	$18,991	0.6%	$18,989
Consilio Midco Limited˄(5)(7)(9)	Senior secured	SF +	4.75%		N/A (6)	04/2032	—	—	—	(54)
Consilio Midco Limited˄(5)(7)(9)	Senior secured	SF +	4.75%		N/A (6)	04/2032	—	—	—	(36)
Consilio Midco Limited˄(7)(9)	Subordinated debt	SF +	7.50	% (i)	11.64%	04/2033	5,314	5,275	0.2	5,274
Consilio Midco Limited˄(5)(7)(9)	Subordinated debt	SF +	4.75%		N/A (6)	04/2033	—	—	—	(18)
CVP Holdco, Inc.˄	One stop	SF +	4.75	% (g)	9.08%	06/2031	32,806	32,526	1.1	32,806
CVP Holdco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2030	—	(29)	—	—
CVP Holdco, Inc.˄	One stop	SF +	4.75	% (g)	9.07%	06/2031	1,786	1,748	0.1	1,786
Med Parentco, LP˄(24)	Senior secured	SF +	3.25	% (g)	7.58%	04/2031	16,330	16,312	0.5	16,388
Metal Supermarkets US Buyer, LLC˄(7)(10)	One stop	SF +	4.75	% (i)	8.97%	12/2030	12,385	12,329	0.4	12,385
Metal Supermarkets US Buyer, LLC˄(5)(7)(10)	One stop	SF +	4.75%		N/A (6)	12/2030	—	(7)	—	—
PetVet Care Centers LLC*	One stop	SF +	6.00	% (g)	10.33%	11/2030	9,262	9,120	0.3	8,706

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
PetVet Care Centers LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2029	$—	$(20)	—%	$(74)
PetVet Care Centers LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2030	—	(9)	—	—
Radiance Borrower, LLC˄#(23)	One stop	SF +	5.75	% (g)	7.33% cash/2.75	% PIK	06/2031	41,309	41,050	1.4	41,309
Radiance Borrower, LLC˄	One stop	SF +	5.25	% (g)	9.58%		06/2031	388	359	—	388
VSG Acquisition Corp. and Sherrill, Inc.*˄	One stop	SF +	5.50	% (h)	10.09%		04/2028	24,187	23,905	0.8	24,187
VSG Acquisition Corp. and Sherrill, Inc.˄	One stop	SF +	5.50	% (h)	10.09%		04/2028	2,107	2,081	0.1	2,107
								$334,695	$330,651	11.0%	$333,236
Specialized Finance
AGL CLO 20 Ltd.(7)(18)(24)(25)	Structured Finance Note	SF +	4.45	% (h)	8.72%		10/2037	1,500	1,508	—	1,504
Apidos CLO LIII(7)(19)(25)	Structured Finance Note	SF +	3.50	% (h)	7.78%		07/2038	2,000	2,000	0.1	2,032
Apidos CLO LIII(7)(19)(25)	Structured Finance Note	SF +	4.80	% (h)	9.08%		07/2038	2,375	2,375	0.1	2,384
Carlyle US CLO 2025-2, Ltd.(7)(19)(25)	Structured Finance Note	SF +	3.35	% (h)	7.65%		07/2038	9,000	9,000	0.3	9,024
Dryden 40 Senior Loan Fund(7)(19)(24)(25)	Structured Finance Note	SF +	3.10	% (h)	7.69%		08/2031	5,500	5,498	0.2	5,476

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
GoldenTree Loan Management US CLO 17, Ltd.(7)(18)	Structured Finance Note	SF +	4.00	% (h)	8.32%	01/2039	$1,500	$1,500	—%	$1,500
Green Lakes Park CLO, LLC(7)(24)(25)	Structured Finance Note	SF +	3.70	% (h)	7.98%	01/2038	3,350	3,350	0.1	3,374
Hook Park CLO, Ltd.(7)(19)(25)	Structured Finance Note	SF +	4.75	% (h)	9.01%	07/2038	3,000	3,000	0.1	3,015
Ivy Hill Middle Market Credit Fund XX, Ltd.(7)(18)(25)	Structured Finance Note	SF +	4.00	% (h)	8.32%	07/2037	4,500	4,500	0.1	4,505
Madison Park Funding XVII, Ltd.(7)(19)(25)	Structured Finance Note	SF +	4.15	% (h)	8.42%	10/2037	5,700	5,710	0.2	5,708
Neuberger Berman CLO 32R, Ltd.(7)(19)	Structured Finance Note	SF +	4.25	% (h)	8.53%	07/2039	5,500	5,500	0.2	5,500
OHA Credit Funding 22, Ltd.(7)(19)(25)	Structured Finance Note	SF +	4.25	% (h)	8.57%	07/2038	2,500	2,500	0.1	2,539
OHA Credit Partners VII, Ltd.(7)(19)(24)(25)	Structured Finance Note	SF +	3.50	% (h)	7.82%	02/2028	2,000	1,969	0.1	1,999
Orion CLO 2025-5, Ltd.˄(7)(19)	Structured Finance Note	SF +	4.25	% (h)	8.60%	07/2038	4,000	4,000	0.1	4,000
Sixth Street CLO XIV, Ltd.(7)(19)(25)	Structured Finance Note	SF +	3.70	% (h)	8.02%	01/2038	2,000	1,974	0.1	2,014
Voya CLO 2020-2, Ltd.(7)(19)(25)	Structured Finance Note	SF +	4.00	% (h)	8.29%	01/2038	1,000	1,000	—	993
Voya CLO 2025-2, Ltd.(7)(19)	Structured Finance Note	SF +	4.85	% (h)	9.15%	07/2038	5,000	5,000	0.2	5,000
							$60,425	$60,384	2.0%	$60,567

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Transportation Infrastructure
LDS Intermediate Holdings, LLC˄#	One stop	SF +	5.00	% (g)	9.33%		02/2032	$54,891	$54,567	1.8%	$54,891
LDS Intermediate Holdings, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	02/2032	—	(48)	—	—
LDS Intermediate Holdings, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	02/2032	—	(64)	—	—
Liquid Tech Solutions Holdings LLC˄	Senior secured	SF +	3.75	% (g)	8.08%		03/2028	13,462	13,475	0.5	13,496
								$68,353	$67,930	2.3%	$68,387
Trading Companies & Distributors
Marcone Yellowstone Buyer Inc.*(23)	One stop	SF +	7.00	% (h)	8.19% cash/3.25	% PIK	06/2028	11,803	11,455	0.4	10,799
Marcone Yellowstone Buyer Inc.*(23)	One stop	SF +	7.00	% (h)	8.19% cash/3.25	% PIK	06/2028	5,006	4,858	0.1	4,580
								$16,809	$16,313	0.5%	$15,379
Water Utilities
Aegion Corporation˄#(24)	Senior secured	SF +	3.00	% (g)	7.33%		05/2028	9,081	9,009	0.3	9,126
Aegion Corporation#(24)	Senior secured	SF +	3.00%		N/A	(6)	05/2028	—	—	—	2
Vessco Midco Holdings, LLC˄	One stop	SF +	4.75	% (g)(i)	9.05%		07/2031	15,577	15,442	0.5	15,577
Vessco Midco Holdings, LLC˄	One stop	SF +	4.75	% (g)(i)	9.04%		07/2031	2,025	2,003	0.1	2,025

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above		Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)		Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Vessco Midco Holdings, LLC˄(5)	One stop	SF +	4.75%	N/A	(6)	07/2031	$—	$(15)	—%	$—
							$26,683	$26,439	0.9%	$26,730

Total debt investments							$6,652,315	$6,555,273	218.0%	$6,624,281

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread						Percentage
	Investment	Above	Interest	Acquisition	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)	Rate(2)	Date	Date	Shares(3)	Cost	Assets	Value(4)
Equity investments(20)(21)
Air Freight & Logistics
RJW Group Holdings, Inc.	LP units	N/A	N/A	11/2024	N/A	$2	$1,563	0.1%	$1,687

Auto Components
Arnott, LLC	LP units	N/A	N/A	12/2024	N/A	$—	$125	—%	$127

Automobiles
CAP-KSI Holdings, LLC	Preferred stock	N/A	N/A	06/2024	N/A	1	1,146	0.1	1,247
CAP-KSI Holdings, LLC	LP units	N/A	N/A	06/2024	N/A	1	—	—	222
Quick Quack Car Wash Holdings, LLC	LP units	N/A	N/A	06/2024	N/A	417	417	—	524
Quick Quack Car Wash Holdings, LLC	LLC units	N/A	N/A	06/2024	N/A	83	83	—	100
Yorkshire Parent, Inc.	LP units	N/A	N/A	12/2023	N/A	—	94	—	101
						$	$1,740	0.1%	$2,194
Beverages
Spindrift Beverage Co. Inc.	LP units	N/A	N/A	02/2025	N/A	$3	$3,177	0.1%	$3,477

Commercial Services & Supplies
CHA Vision Holdings, Inc.	LP units	N/A	N/A	01/2024	N/A	$—	$109	—%	$135

Diversified Consumer Services
CHVAC Services Investment, LLC	Common stock	N/A	N/A	05/2024	N/A	162	408	—	677
Virginia Green Acquisition, LLC	LP units	N/A	N/A	12/2023	N/A	73	73	—	82
							$481	—%	$759
Electric Utilities
Smart Energy Systems, Inc.	Warrant	N/A	N/A	01/2025	N/A	$7	$36	—%	$142

Electrical Equipment
Wildcat TopCo, Inc.	LP units	N/A	N/A	12/2024	N/A	$191	$191	—%	$214

Food Products
Zullas, L.C.	LP units	N/A	N/A	06/2025	N/A	$2	$1,726	0.1%	$1,726

Healthcare Technology

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above	Interest		Maturity	Acquisition	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)	Rate(2)		Date	Date	Shares(3)	Cost	Assets	Value(4)
Amberfield Acquisition Co.	LLC units	N/A	N/A		05/2024	N/A	$450	$450	—%	$456
Modernizing Medicine, Inc.(22)	Preferred stock	N/A	13.00	% Non-Cash	04/2025	N/A	14	14,332	0.5	14,010
								$14,782	0.5%	$14,466
Hotels, Restaurants & Leisure
PB Group Holdings, LLC	LP units	N/A	N/A		08/2024	N/A	113	261	—	311
Rooster BidCo Limited(7)(9)	Preferred stock	N/A	N/A		03/2025	N/A	2	1,655	0.1	1,655
								$1,916	0.1%	$1,966
Insurance
Oakbridge Insurance Agency LLC	LP units	N/A	N/A		11/2023	N/A	4	$70	—	$91

Pharmaceuticals
Creek Parent, Inc.	LP interest	N/A	N/A		12/2024	N/A	1	$1,279	—	$1,384

Professional Services
Eclipse Buyer, Inc.(22)	Preferred stock	N/A	12.50	% Non-Cash	09/2024	N/A	—	$3,656	0.1	$3,718

Leisure Products
Movement Holdings, LLC(7)(9)	LLC units	N/A	N/A		03/2024	N/A	—	$661	—%	$473
Software
CB Buyer, Inc.	LP units	N/A	N/A		07/2024	N/A	458	458	—	313
Denali Bidco Limited(7)(9)	LP interest	N/A	N/A		08/2023	N/A	75	98	—	181
Energy Worldnet, LLC(22)	LLC units	N/A	N/A		02/2025	N/A	50	52	—	52
Gurobi Optimization, LLC	Common stock	N/A	N/A		09/2024	N/A	—	209	—	229
LogicMonitor, Inc.	LP interest	N/A	N/A		12/2024	N/A	250	250	—	266
Menlo Ridgeview Co-Invest, LLC	LLC interest	N/A	N/A		05/2025	N/A	1	1,508	0.1	1,508
Panzura, LLC	LLC units	N/A	N/A		03/2025	N/A	1	4	—	—
Pluralsight, LLC	LLC units	N/A	N/A		08/2024	N/A	597	1,100	—	1,396
StrongDM, Inc.	Preferred stock	N/A	N/A		05/2025	N/A	676	3,599	0.1	3,599
Togetherwork Holdings, LLC	Preferred stock	N/A	N/A		07/2024	N/A	545	2,384	0.1	2,316
Transform Bidco Limited(7)(9)	LP interest	N/A	N/A		04/2025	N/A	3	3,477	0.1	3,477
Tricentis Operations Holdings, Inc.	LP interest	N/A	N/A		02/2025	N/A	40	40	—	42
								$13,179	0.4%	$13,379
Specialty Retail
Metal Supermarkets US Buyer, LLC(7)(10)	Preferred stock	N/A	N/A		12/2024	N/A	1	124	—	124
Metal Supermarkets US Buyer, LLC(7)(10)	LLC units	N/A	N/A		12/2024	N/A	—	—	—	—
								$124	—	$124

Total equity investments								$44,815	1.5%	$46,062

Total investments								$6,600,088	219.5%	$6,670,343

Money market funds (included in cash and cash equivalents and restricted cash and cash equivalents)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio Institutional Share Class (CUSIP 61747C582)			4.16	% (26)				$17,734	0.6%	$17,734
Total money market funds								$17,734	0.6%	$17,734

Total investments and money market funds								$6,617,822	220.1%	$6,688,077

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

*    Denotes that all or a portion of the investment collateralizes the 2023 Debt Securitization (as defined in Note 7).

˄    Denotes that all or a portion of the investment collateralizes the SMBC Credit Facility (as defined in Note 7).

#    Denotes that all or a portion of the investment collateralizes the BANA Credit Facility (as defined in Note 7).

(1)	The majority of the investments bear interest at a rate that is permitted to be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “SF”), Euro Interbank Offered Rate (“EURIBOR” or “E”), Prime (“P”), Australian Interbank Rate (“AUD” or “A”), Canadian Overnight Repo Rate Average (“CORRA” or “CA”) or Sterling Overnight Index Average (“SONIA” or “SN”) which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over the applicable index and the weighted average current interest rate in effect as of June 30, 2025. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. For positions with multiple outstanding contracts, the spread for the largest outstanding contract is shown. Listed below are the index rates as of June 30, 2025, which was the last business day of the period on which the applicable index rates were determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of June 30, 2025, as the loan may have priced or repriced based on an index rate prior to June 30, 2025.
(a)	Denotes that all or a portion of the contract was indexed to Prime, which was 7.50% as of June 30, 2025.
(b)	Denotes that all or a portion of the contract was indexed to the 30-day EURIBOR, which was 1.93% as of June 30, 2025.
(c)	Denotes that all or a portion of the contract was indexed to the 90-day EURIBOR, which was 1.94% as of June 30, 2025.
(d)	Denotes that all or a portion of the contract was indexed to the 180-day EURIBOR, which was 2.04% as of June 30, 2025.
(e)	Denotes that all or a portion of the contract was indexed to the Three-Month AUD, which was 3.60% as of June 30, 2025.
(f)	Denotes that all or a portion of the contract was indexed to SONIA, which was 4.22% as of June 30, 2025.
(g)	Denotes that all or a portion of the contract was indexed to the 30-day Term SOFR which was 4.32% as of June 30, 2025.
(h)	Denotes that all or a portion of the contract was indexed to the 90-day Term SOFR which was 4.29% as of June 30, 2025.
(i)	Denotes that all or a portion of the contract was indexed to the 180-day Term SOFR which was 4.15% as of June 30, 2025.
(j)	Denotes that all or a portion of the contract was indexed to the 90-day Term CORRA which was 2.68% as of June 30, 2025.
(2)	For positions with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of June 30, 2025.
(3)	The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.
(4)	The fair values of investments were valued using significant unobservable inputs, unless otherwise noted. See Note 6.
(5)

The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)	The entire commitment was unfunded as of June 30, 2025. As such, no interest is being earned on this investment. The investment could be subject to an unused facility fee.
(7)

The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2025, total non-qualifying assets at fair value represented 23.9% of the Company’s total assets calculated in accordance with the 1940 Act.

(8)	Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2.
(9)	The headquarters of this portfolio company is located in the United Kingdom.
(10)	The headquarters of this portfolio company is located in Canada.
(11)	The headquarters of this portfolio company is located in Australia.
(12)	The headquarters of this portfolio company is located in Luxembourg.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments (unaudited) - (continued)

June 30, 2025

(Dollar and share amounts in thousands)

(13)The headquarters of this portfolio company is located in the Netherlands.

(14)The headquarters of this portfolio company is located in Finland.

(15)The headquarters of this portfolio company is located in Germany.

(16)The headquarters of this portfolio company is located in France.

(17)The headquarters of this portfolio company is located in Spain.

(18)The headquarters of this portfolio company is located in Jersey.

(19)The headquarters of this portfolio company is located in the Cayman Islands.

(20)Equity investments are non-income producing securities, unless otherwise noted.

(21)Ownership of certain equity investments occurs through a holding company or partnership.

(22)The Company holds an equity investment that is income producing.

(23)All or a portion of the loan interest was capitalized into the outstanding principal balance of the loan in accordance with the terms of the credit agreement during the nine months ended June 30, 2025.

(24)The fair value of this investment was valued using Level 2 inputs. See Note 6.

(25)The sale of a portion of this loan does not qualify for sale accounting under ASC Topic 860 - Transfers and Servicing (‘‘ASC Topic 860’’), and therefore, the asset remains in the Consolidated Schedule of Investments. See Note 7.

(26)The rate shown is the annualized seven-day yield as of June 30, 2025.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace & Defense
Bleriot US Bidco Inc.˄(7)(20)	Senior secured	SF +	3.25	%(g)	7.85%		10/2030	$13,266	$13,329	0.8%	$13,299
Dynasty Acquisition Co.˄(20)	Senior secured	SF +	3.50	%(f)	8.35%		08/2028	5,738	5,716	0.3	5,749
Dynasty Acquisition Co.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.35%		08/2028	2,048	2,038	0.1	2,052
Element Materials Technology˄(7)(20)	Senior secured	SF +	3.75	%(g)	8.35%		06/2029	2,992	3,000	0.2	3,004
LSF11 Trinity Bidco, Inc.˄	Senior secured	SF +	3.50	%(f)	8.42%		06/2030	997	1,001	0.1	1,000
Transdigm, Inc.˄(7)(20)	Senior secured	SF +	2.75	%(g)	7.35%		03/2030	3,491	3,500	0.2	3,495
								$28,532	$28,584	1.7%	$28,599
Airlines
Accelya Lux Finco S.A.R.L.*(7)(11)(19)	One stop	SF +	7.00	%(g)	7.70% cash/ 4.00	% PIK	12/2026	1,554	1,507	0.1	1,492
Brown Group Holding, LLC ˄(20)	Senior secured	SF +	2.75	%(f)(g)	7.84%		07/2031	2,977	2,977	0.2	2,975
Brown Group Holding, LLC ˄(20)	Senior secured	SF +	2.75	%(f)	7.60%		07/2031	1,809	1,810	0.1	1,808
KKR Apple Bidco, LLC˄(20)	Senior secured	SF +	3.50	%(f)	8.35%		09/2028	9,162	9,192	0.5	9,193
								$15,502	$15,486	0.9%	$15,468
Auto Components
Collision SP Subco, LLC*	One stop	SF +	5.50	%(g)	10.75%		01/2030	9,575	9,405	0.6	9,575
Collision SP Subco, LLC˄	One stop	SF +	5.50	%(f)(h)	10.36%		01/2030	1,749	1,699	0.1	1,749
Collision SP Subco, LLC˄	One stop	SF +	5.50	%(g)	10.75%		01/2030	236	208	—	236
OEConnection, LLC˄	One stop	SF +	5.25	%(f)	10.10%		04/2031	40,851	40,469	2.4	40,851
OEConnection, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	04/2031	—	(33)	—	—
OEConnection, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	04/2031	—	(42)	—	—
RC Buyer, Inc.˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		07/2028	1,999	2,007	0.1	2,004
RealTruck Group, Inc.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.46%		01/2028	7,289	7,218	0.4	7,183
TI Automotive˄(7)	Senior secured	SF +	3.25	%(f)	8.21%		12/2026	2,366	2,372	0.1	2,372
Wand NewCo 3, Inc.˄(7)(20)	Senior secured	SF +	3.25	%(f)(g)	8.01%		01/2031	9,875	9,896	0.6	9,875
								$73,940	$73,199	4.3%	$73,845
Automobiles
CAP-KSI Holdings, LLC*˄	One stop	SF +	5.25	%(g)	9.85%		06/2030	23,403	23,065	1.4	23,403
CAP-KSI Holdings, LLC˄	One stop	SF +	5.25	%(f)	10.10%		06/2030	645	594	—	645
Denali Midco 2, LLC*˄	One stop	SF +	6.00	%(f)	10.95%		12/2027	19,696	19,271	1.2	19,696
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.00	%(g)	9.60%		12/2029	604	594	—	604
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.00	%(g)	9.60%		12/2029	126	124	—	126
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.00	%(g)	9.60%		12/2029	107	103	—	107
High Bar Brands Operating, LLC˄(5)	Senior secured	SF +	5.25%		N/A	(6)	12/2029	—	(3)	—	—
JHCC Holdings LLC*	One stop	SF +	5.25	%(g)	9.85%		09/2027	9,504	9,267	0.5	9,504

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
JHCC Holdings LLC˄	One stop	SF +	5.25	%(g)	9.87%		09/2027	$1,390	$1,380	0.1%	$1,390
Mavis Tire Express Services Topco, Corp.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.35%		05/2028	7,451	7,464	0.4	7,456
Mister Car Wash Holdings, Inc.˄(7)(20)	Senior secured	SF +	3.00	%(f)	7.85%		03/2031	13,614	13,655	0.8	13,645
National Express Wash Parent Holdco, LLC*˄	One stop	SF +	5.50	%(g)	10.74%		07/2029	19,686	19,063	1.1	19,293
Quick Quack Car Wash Holdings, LLC˄	One stop	SF +	4.75	%(f)	9.60%		06/2031	1,868	1,853	0.1	1,868
Quick Quack Car Wash Holdings, LLC˄	One stop	SF +	4.75	%(f)	9.60%		06/2031	72	67	—	72
Quick Quack Car Wash Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	06/2031	—	(2)	—	—
TWAS Holdings, LLC*˄	One stop	SF +	6.75	%(f)	11.70%		12/2026	22,944	22,650	1.3	22,944
Yorkshire Parent, Inc.*˄	One stop	SF +	6.00	%(g)	10.60%		12/2029	15,169	15,038	0.9	15,169
Yorkshire Parent, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(36)	—	—
Yorkshire Parent, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(28)	—	—
								$136,279	134,119	7.8	$135,922
Banks
OSP Hamilton Purchaser, LLC*	One stop	SF +	5.00	%(g)	10.25%		12/2029	2,804	2,773	0.2	2,804
OSP Hamilton Purchaser, LLC˄	One stop	SF +	5.00	%(g)	10.26%		12/2029	532	503	—	532
OSP Hamilton Purchaser, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	12/2029	—	(4)	—	—
								$3,336	3,272	0.2	$3,336
Beverages
Winebow Holdings, Inc.*˄	One stop	SF +	6.25	%(f)	11.20%		12/2027	$15,474	$15,399	0.8%	$14,700

Capital Markets
BlueMatrix Holdings, LLC*	One stop	SF +	5.25	%(g)	9.85%		01/2031	10,690	10,606	0.6	10,690
BlueMatrix Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	01/2031	—	(15)	—	—
BlueMatrix Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	01/2031	—	(28)	—	—
								$10,690	$10,563	0.6%	$10,690
Chemicals
INEOS US Finance LLC and INEOS Finance PLC˄(7)(20)	Senior secured	SF +	3.25	%(f)	8.10%		02/2030	7,848	7,816	0.5	7,853
Inhance Technologies Holdings, LLC*(19)	One stop	SF +	6.50	%(g)	7.98% cash/ 4.00	% PIK	12/2024	10,229	10,229	0.5	8,286
Inhance Technologies Holdings, LLC˄(19)	One stop	SF +	6.50	%(g)	7.98% cash/ 4.00	% PIK	12/2024	5,053	5,053	0.2	4,093
Innophos Holdings, Inc.˄(7)(20)	Senior secured	SF +	3.75	%(f)	8.71%		02/2027	3,417	3,424	0.2	3,432
Krayden Holdings, Inc.˄	Senior secured	SF +	4.75	%(f)	9.60%		03/2029	8,711	8,625	0.5	8,623
Krayden Holdings, Inc.˄(5)	Senior secured	SF +	4.75%		N/A	(6)	03/2029	—	(29)	—	(30)
Krayden Holdings, Inc.˄(5)	Senior secured	SF +	4.75%		N/A	(6)	03/2029	—	(43)	—	(44)
W.R. Grace & Co˄(7)(20)	Senior secured	SF +	3.25	%(g)	7.85%		08/2028	6,979	6,988	0.4	7,005
Windsor Holdings III, LLC˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.46%		08/2030	8,948	8,981	0.5	9,001
								$51,185	$51,044	2.8%	$48,219
Commercial Services & Supplies
BradyIFS Holdings, LLC˄	One stop	SF +	6.00	%(g)	11.25%		10/2029	14,987	14,733	0.9	14,987
BradyIFS Holdings, LLC˄	One stop	SF +	6.00	%(f)(g)	11.18%		10/2029	1,182	1,168	0.1	1,182
BrightView Landscapes, LLC˄(7)(20)	Senior secured	SF +	2.50	%(g)	7.75%		04/2029	2,500	2,500	0.1	2,500
Encore Holdings, LLC˄	One stop	SF +	5.25	%(g)	10.11%		11/2028	12,194	12,003	0.7	12,194

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Encore Holdings, LLC*	One stop	SF +	5.50	%(g)	10.25%		11/2028	$11,542	$11,360	0.7%	$11,570
Encore Holdings, LLC*	One stop	SF +	5.50	%(g)	10.20%		11/2028	2,295	2,258	0.1	2,301
FR Vision Holdings, Inc.*˄	One stop	SF +	5.50	%(g)	10.78%		01/2031	18,378	18,213	1.1	18,378
FR Vision Holdings, Inc.˄	One stop	SF +	5.50	%(g)	10.78%		01/2031	1,547	1,494	0.1	1,547
FR Vision Holdings, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	01/2030	—	(13)	—	—
Kleinfelder Intermediate, LLC˄	One stop	SF +	6.25	%(g)	11.31%		09/2030	1,819	1,770	0.1	1,819
Kleinfelder Intermediate, LLC˄	One stop	P +	4.00	%(a)	12.00%		09/2028	57	53	—	57
Kleinfelder Intermediate, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	09/2030	—	(3)	—	—
PSC Parent, Inc.˄	One stop	SF +	5.25	%(f)	10.42%		04/2031	1,454	1,440	0.1	1,454
PSC Parent, Inc.˄	One stop	SF +	5.25	%(f)	10.10%		04/2031	242	241	—	242
PSC Parent, Inc.˄	One stop	SF +	5.25	%(a)(f)	10.36%		04/2030	146	144	—	146
PSC Parent, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	04/2031	—	(2)	—	—
Radwell Parent, LLC*	One stop	SF +	5.50	%(g)	10.10%		03/2029	15,758	15,758	0.9	15,601
Radwell Parent, LLC˄	One stop	SF +	5.50	%(g)	10.10%		03/2029	917	507	0.1	871
WRE Holding Corp.˄	One stop	SF +	5.00	%(h)	9.25%		07/2031	31,648	31,342	1.8	31,648
WRE Holding Corp.˄	One stop	SF +	5.00	%(h)	9.81%		07/2031	462	420	—	462
WRE Holding Corp.˄(5)	One stop	SF +	5.00%		N/A	(6)	07/2030	—	(44)	—	—
								$117,128	$115,342	6.8%	$116,959
Construction & Engineering
Consor Intermediate II, LLC˄	One stop	SF +	4.75	%(g)	9.35%		05/2031	1,209	1,203	0.1	1,209
Consor Intermediate II, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	05/2031	—	(5)	—	—
Consor Intermediate II, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	05/2031	—	(1)	—	—
Service Logic Acquisition, Inc.˄	Senior secured	SF +	3.50	%(f)(g)	8.31%		10/2027	6,969	6,985	0.4	6,998
								$8,178	$8,182	0.5%	$8,207
Construction Materials
Star Holding, LLC˄(7)(20)	Senior secured	SF +	4.50	%(f)	9.35%		07/2031	$7,500	$7,416	0.4%	$7,343

Consumer Finance
Ascensus Group Holdings˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		08/2028	$13,902	$13,939	0.8%	$13,919

Containers & Packaging
AOT Packaging Products Acquisitionco, LLC ˄(20)	Senior secured	SF +	3.25	%(f)	8.21%		03/2028	3,135	3,104	0.2	3,079
Chase Intermediate*˄	One stop	SF +	4.75	%(g)	10.00%		10/2028	14,723	14,498	0.8	14,723
Packaging Coordinators Midco, Inc.˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		11/2027	8,990	9,009	0.5	8,997
Pegasus BidCo˄(7)(12)(20)	Senior secured	SF +	3.75	%(g)	8.87%		07/2029	6,434	6,450	0.4	6,452
Reynolds Group Holdings˄(7)(20)	Senior secured	SF +	2.50	%(f)	7.35%		09/2028	5,176	5,183	0.3	5,181
Technimark, LLC˄	Senior secured	SF +	3.50	%(f)	8.60%		04/2031	7,844	7,810	0.5	7,844
WP Deluxe Merger Sub˄(20)	Senior secured	SF +	3.75	%(g)	8.62%		05/2028	5,440	5,416	0.3	5,465
								$51,742	$51,470	3.0%	$51,741
Diversified Consumer Services
Any Hour, LLC˄	One stop	SF +	5.00	%(g)	9.60%		05/2030	30,591	30,159	1.8	30,285
Any Hour, LLC˄(19)	One stop	N/A			13.00	% PIK	05/2031	4,844	4,756	0.3	4,796

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Any Hour, LLC˄	One stop	SF +	5.00	%(g)	9.90%	05/2030	$1,481	$1,416	0.1%	$1,435
Any Hour, LLC˄	One stop	SF +	5.00	%(g)	10.28%	05/2030	866	803	—	777
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2030	18,070	17,611	1.0	17,890
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2030	4,301	4,197	0.3	4,258
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2030	1,477	1,411	0.1	1,344
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2029	640	594	—	630
Certus Pest, Inc.˄	One stop	SF +	5.75	%(g)	10.50%	02/2026	3,304	3,287	0.2	3,304
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	3,091	3,074	0.2	3,091
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	2,597	2,583	0.2	2,597
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	2,359	2,347	0.1	2,359
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	1,427	1,419	0.1	1,427
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	1,133	1,127	0.1	1,133
CHVAC Services Investment, LLC˄	One stop	SF +	5.00	%(g)	9.60%	05/2030	898	891	0.1	898
CHVAC Services Investment, LLC˄	One stop	SF +	5.00	%(g)	9.60%	05/2030	418	405	—	418
CHVAC Services Investment, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	05/2030	—	(1)	—	—
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	%(g)	10.25%	07/2029	772	764	—	772
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	%(g)	10.25%	07/2029	222	216	—	222
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	%(g)	10.25%	07/2029	15	14	—	15
HS Spa Holdings, Inc.*˄	One stop	SF +	5.25	%(g)	10.31%	06/2029	7,879	7,755	0.5	7,879
HS Spa Holdings, Inc.˄(5)	One stop	SF +	5.25%		N/A (6)	06/2029	—	(4)	—	—
Liminex, Inc.˄	One stop	SF +	7.25	%(g)	12.46%	11/2026	10,679	10,579	0.6	10,679
Litera Bidco, LLC˄	One stop	SF +	5.00	%(f)	9.85%	05/2028	28,583	28,454	1.6	28,583
Litera Bidco, LLC˄	One stop	SF +	5.00	%(f)	9.85%	05/2028	5,826	5,798	0.3	5,826
Litera Bidco, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	05/2028	—	(9)	—	—
Litera Bidco, LLC˄	One stop	SF +	5.00%		N/A (6)	05/2028	—	—	—	—
Project Alpha Intermediate Holdings, Inc.˄(20)	Senior secured	SF +	3.75	%(g)	9.00%	10/2030	7,650	7,691	0.4	7,676
Provenance Buyer LLC*	One stop	SF +	5.50	%(f)	10.45%	06/2027	7,484	7,484	0.4	7,110
Provenance Buyer LLC*	One stop	SF +	5.50	%(f)	10.45%	06/2027	3,837	3,837	0.2	3,645
RW AM Holdco LLC*	One stop	SF +	5.25	%(g)	9.95%	04/2028	11,275	10,941	0.6	10,485
Virginia Green Acquisition, LLC*	One stop	SF +	5.25	%(h)	9.50%	12/2030	15,065	14,931	0.9	15,065
Virginia Green Acquisition, LLC˄	One stop	SF +	5.25	%(h)	9.50%	12/2030	621	568	—	621
Virginia Green Acquisition, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	12/2029	—	(21)	—	—
							$177,405	$175,077	10.1%	$175,220
Diversified Financial Services
Apex Group Treasury, LLC˄(7)(20)	Senior secured	SF +	3.75	%(g)	8.78%	07/2028	4,987	5,006	0.3	5,000
Baker Tilly Advisory Group, LP˄	One stop	SF +	5.00	%(f)	9.85%	06/2031	17,005	16,767	1.0	17,005
Baker Tilly Advisory Group, LP˄(5)	One stop	SF +	5.00%		N/A (6)	06/2030	—	(51)	—	—
Baker Tilly Advisory Group, LP˄(5)	One stop	SF +	5.00%		N/A (6)	06/2031	—	(18)	—	—
BCPE Pequod Buyer˄	Senior secured	SF +	3.50	%(g)	8.10%	11/2031	8,000	7,990	0.4	7,974
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)	One stop	E +	5.25	%(c)	8.84%	07/2031	13,516	13,006	0.8	13,389

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)(19)	Subordinated debt	E +	8.00	%(c)	3.59 % cash/ 8.00	% PIK	07/2032	$3,683	$3,542	0.2%	$3,647
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)	One stop	E +	5.25%		N/A	(6)	07/2031	—	—	—	—
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)	One stop	E +	5.25%		N/A	(6)	07/2031	—	—	—	—
Finastra USA, Inc.˄	One stop	SF +	7.25	%(g)	12.18%		09/2029	20,717	20,375	1.2	20,795
Finastra USA, Inc.˄	One stop	SF +	7.25	%(g)	12.18%		09/2029	23	22	—	23
Focus Financial Partners, LLC˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		09/2031	8,127	8,127	0.5	8,112
Focus Financial Partners, LLC˄(5)(20)	Senior secured	SF +	3.25%		N/A	(6)	09/2031	—	—	—	(2)
Higginbotham Insurance Agency, Inc.˄	One stop	SF +	4.50	%(f)	9.35%		11/2028	3,433	3,450	0.2	3,433
Higginbotham Insurance Agency, Inc.˄	One stop	SF +	4.75	%(f)	9.60%		11/2028	1,056	1,029	0.1	1,056
Howden Group Holdings Limited ˄(7)(9)(20)	Senior secured	SF +	3.50	%(f)	8.35%		02/2031	15,037	15,032	0.9	15,065
Mariner Wealth Advisors, LLC˄(20)	Senior secured	SF +	3.00	%(g)	7.60%		08/2028	12,793	12,764	0.7	12,827
Orion Advisor Solutions˄(20)	Senior secured	SF +	3.75	%(g)	9.26%		09/2027	9,310	9,303	0.5	9,309
The Dun & Bradstreet Corporation˄(7)(20)	Senior secured	SF +	2.75	%(f)	7.61%		01/2029	3,498	3,503	0.2	3,499
								$121,185	$119,847	7.0%	$121,132
Electrical Equipment
Power Grid Holdings, Inc.˄	One stop	SF +	4.75	%(g)	10.00%		12/2030	509	500	—	509
Power Grid Holdings, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	12/2030	—	(2)	—	—
								$509	$498	—%	$509
Food & Staples Retailing
Eagle Parent Corp.˄(20)	Senior secured	SF +	4.25	%(g)	8.85%		04/2029	7,435	7,346	0.4	7,070
Inspire International, Inc.˄(7)(20)	Senior secured	SF +	2.75	%(f)	7.70%		12/2027	2,992	2,998	0.2	2,992
								$10,427	$10,344	0.6%	$10,062
Food Products
Blast Bidco Inc.˄	One stop	SF +	6.00	%(g)	10.60%		10/2030	15,207	15,011	0.9	15,207
Blast Bidco Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	10/2029	—	(22)	—	—
Eagle Family Foods Group, LLC˄	One stop	SF +	5.00	%(g)	10.33%		08/2030	11,032	10,924	0.6	10,922
Eagle Family Foods Group, LLC˄	One stop	SF +	5.00	%(g)	10.33%		08/2030	165	153	—	153
Louisiana Fish Fry Products, Ltd.˄	One stop	SF +	6.25	%(g)	11.00%		07/2027	8,804	8,436	0.5	8,716
MIC GLEN LLC˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		07/2028	7,414	7,429	0.4	7,431
								$42,622	$41,931	2.4%	$42,429
Healthcare Equipment & Supplies
Blue River Pet Care, LLC*	One stop	SF +	5.00	%(f)	9.95%		07/2026	11,545	11,477	0.7	11,545
Blue River Pet Care, LLC˄	One stop	SF +	5.00	%(f)	9.95%		07/2026	7,791	7,732	0.4	7,791
Blue River Pet Care, LLC*	One stop	SF +	5.00	%(f)	9.95%		07/2026	3,724	3,702	0.2	3,724
Blue River Pet Care, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	07/2026	—	(153)	—	—
CCSL Holdings, LLC*˄(7)	One stop	SF +	5.75	%(f)	10.60%		12/2028	11,725	11,549	0.7	11,638
CCSL Holdings, LLC˄(5)(7)(8)	One stop	E +	5.75%		N/A	(6)	12/2028	—	—	—	(203)
CCSL Holdings, LLC˄(5)(7)(8)	One stop	E +	5.75%		N/A	(6)	12/2028	—	(38)	—	(40)
CMI Parent Inc.*˄	One stop	SF +	5.00	%(f)	9.85%		12/2026	18,402	18,317	1.1	18,310
CMI Parent Inc.*	One stop	SF +	5.00	%(f)	9.85%		12/2026	6,757	6,749	0.4	6,723
HuFriedy Group Acquisition, LLC˄	One stop	SF +	5.50	%(g)	10.56%		06/2031	40,858	40,469	2.3	40,449

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
HuFriedy Group Acquisition, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	05/2030	$—	$(42)	—%	$(45)
HuFriedy Group Acquisition, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	06/2031	—	(85)	—	(89)
Precision Medicine Group, LLC˄(20)	Senior secured	SF +	3.00	%(g)	7.70%		11/2027	7,558	7,538	0.4	7,539
Resonetics, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.71%		06/2031	6,593	6,610	0.3	6,610
TIDI Legacy Products, Inc.˄	One stop	SF +	5.50	%(f)	10.35%		12/2029	1,650	1,642	0.1	1,650
TIDI Legacy Products, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2029	—	(2)	—	—
TIDI Legacy Products, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2029	—	(1)	—	—
YI, LLC*	One stop	SF +	5.75	%(f)	10.87%		12/2029	6,159	6,053	0.4	6,159
YI, LLC˄(5)	One stop	SF +	5.75%		N/A	(6)	12/2029	—	(20)	—	—
YI, LLC˄(5)	One stop	SF +	5.75%		N/A	(6)	12/2029	—	(11)	—	—
								$122,762	$121,486	7.0%	$121,761
Healthcare Providers & Services
Agiliti Health, Inc.˄(20)	Senior secured	SF +	3.00	%(g)	8.33%		05/2030	6,970	6,960	0.4	6,787
AHP Health Partners, Inc. ˄(7)(20)	Senior secured	SF +	2.75	%(f)	7.60%		08/2028	7,117	7,146	0.4	7,121
AVG Intermediate Holdings & AVG Subsidiary Holdings LLC*˄	One stop	SF +	6.00	%(g)	11.16%		03/2027	11,698	11,660	0.7	11,698
Bamboo US Bidco LLC˄(19)	One stop	SF +	6.75	%(g)	8.62 % cash/ 3.38	% PIK	09/2030	8,016	7,817	0.5	7,936
Bamboo US Bidco LLC˄(7)(8)(19)	One stop	E +	6.75	%(b)	7.01 % cash/ 3.38	% PIK	09/2030	5,554	5,144	0.3	5,498
Bamboo US Bidco LLC˄(19)	One stop	SF +	6.75	%(g)	8.56 % cash/ 3.38	% PIK	09/2030	594	578	—	582
Bamboo US Bidco LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	09/2029	—	(42)	—	(13)
Cotiviti˄(20)	Senior secured	SF +	3.25	%(f)	8.45%		05/2031	12,450	12,462	0.7	12,458
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(9)	One stop	SF +	5.50	%(h)	10.81%		04/2031	23,296	22,859	1.3	23,063
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(8)(9)	One stop	SN +	5.50	%(e)	10.45%		04/2031	14,430	13,298	0.8	14,285
Datix Bidco Limited and RL Datix Holdings, Inc.˄(5)(7)(9)	One stop	SF +	5.50%		N/A	(6)	04/2031	—	(49)	—	(53)
Datix Bidco Limited and RL Datix Holdings, Inc.˄(5)(7)(9)	One stop	SF +	5.50%		N/A	(6)	10/2030	—	(86)	—	(46)
Mamba Purchaser, Inc.˄(20)	Senior secured	SF +	3.25	%(f)	8.35%		10/2028	9,950	9,986	0.6	9,951
Midwest Veterinary Partners, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.87%		04/2028	11,046	11,020	0.6	11,061
New Look (Delaware) Corporation and NL1 AcquireCo, Inc.˄(7)(8)(10)(19)	One stop	CA +	6.00	%(i)	8.25 % cash/ 2.00	% PIK	05/2028	11,142	10,965	0.6	10,696
Pharmerica˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		02/2031	12,435	12,354	0.7	12,415
Pinnacle Treatment Centers, Inc.*˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	19,679	19,635	1.2	19,679
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	17,336	17,193	1.0	17,336
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	8,471	8,396	0.5	8,471
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	1,767	1,752	0.1	1,767
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	1,096	1,086	0.1	1,096
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	829	822	—	829
Pinnacle Treatment Centers, Inc.˄	One stop	P +	4.25	%(a)	12.25%		01/2027	913	860	0.1	913
Premise Health Holding Corp.˄	One stop	SF +	5.50	%(h)	10.76%		03/2031	29,610	29,203	1.7	29,610
Premise Health Holding Corp.˄(5)	One stop	SF +	5.50%		N/A	(6)	03/2030	—	(47)	—	—
								$214,399	$210,972	12.3%	$213,140
Healthcare Technology
Alegeus Technologies Holdings Corp.*˄	Senior secured	SF +	8.25	%(g)	13.46%		09/2026	5,775	5,730	0.3	5,775

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Amberfield Acquisition Co.˄	One stop	SF +	5.00	%(g)	9.60%		05/2030	$1,487	$1,473	0.1%	$1,487
Amberfield Acquisition Co.˄(5)	One stop	SF +	5.00%		N/A	(6)	05/2030	—	(9)	—	—
Amberfield Acquisition Co.˄(5)	One stop	SF +	5.00%		N/A	(6)	05/2030	—	(1)	—	—
Athenahealth, Inc.˄(7)(20)	Senior secured	SF +	3.25	%(f)	8.10%		02/2029	2,992	2,974	0.2	2,979
ESO Solution, Inc.˄	One stop	SF +	7.00	%(g)	12.06%		05/2027	5,250	5,210	0.3	5,250
GHX Ultimate Parent Corporation˄(20)	Senior secured	SF +	4.00	%(g)	9.13%		06/2027	2,978	2,994	0.2	2,994
HealthEdge Software, Inc.˄	One stop	SF +	4.75	%(f)	9.85%		07/2031	14,299	14,160	0.8	14,156
HealthEdge Software, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	07/2031	—	(18)	—	(19)
HealthEdge Software, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	07/2031	—	(31)	—	(32)
Kona Buyer, LLC˄	One stop	SF +	4.50	%(g)	9.78%		07/2031	13,190	13,061	0.7	13,058
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	(15)	—	(16)
Kona Buyer, LLC˄	One stop	SF +	4.50%		N/A	(6)	07/2031	—	—	—	—
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	(19)	—	(19)
Lacker Bidco Limited˄(7)(8)(9)	One stop	SN +	5.25	%(e)	10.20%		02/2031	12,967	12,066	0.7	12,967
Lacker Bidco Limited˄(7)(8)(9)	One stop	SN +	5.25	%(e)	10.20%		02/2031	2,918	2,589	0.2	2,918
Lacker Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.25%		N/A	(6)	08/2030	—	(41)	—	—
Mediware Information Systems, Inc.˄(20)	Senior secured	SF +	3.25	%(f)	8.21%		03/2028	8,010	8,003	0.5	8,008
Mediware Information Systems, Inc.˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		03/2028	2,985	2,982	0.2	2,988
Neptune Holdings, Inc.˄	One stop	SF +	5.75	%(g)	10.35%		09/2030	5,603	5,532	0.3	5,603
Neptune Holdings, Inc.˄(5)	One stop	SF +	5.75%		N/A	(6)	08/2029	—	(1)	—	—
Netsmart Technologies, Inc.˄(19)	One stop	SF +	5.20	%(f)	7.35% cash/ 2.70	% PIK	08/2031	56,931	56,372	3.3	56,362
Netsmart Technologies, Inc.˄(5)	One stop	SF +	5.20%		N/A	(6)	08/2031	—	(76)	—	(77)
Netsmart Technologies, Inc.˄(5)	One stop	SF +	5.20%		N/A	(6)	08/2031	—	(37)	—	(38)
Stratose Intermediate Holdings II, LLC˄(20)	Senior secured	SF +	2.75	%(f)	7.60%		09/2029	3,508	3,519	0.2	3,510
Tebra Technologies, Inc.˄(19)	One stop	SF +	8.00	%(g)	9.25% cash/ 3.50	% PIK	06/2025	10,819	10,828	0.6	10,927
								$149,712	$147,245	8.6%	$148,781
Hotels, Restaurants & Leisure
BJH Holdings III Corp.*	One stop	SF +	4.50	%(g)	9.97%		08/2027	9,874	9,793	0.6	9,800
Fertitta Entertainment, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.85%		01/2029	8,856	8,846	0.5	8,842
GFP Atlantic Holdco 2, LLC*	One stop	SF +	6.00	%(g)	11.13%		11/2027	2,620	2,579	0.2	2,620
GFP Atlantic Holdco 2, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2027	—	(46)	—	—
Health Buyer, LLC*	Senior secured	SF +	5.25	%(g)	9.85%		04/2029	4,925	4,848	0.3	4,876
Health Buyer, LLC˄(5)	Senior secured	SF +	5.50%		N/A	(6)	04/2029	—	(5)	—	—
PB Group Holdings, LLC˄(19)	One stop	SF +	5.50	%(f)	7.60% cash/ 2.75	% PIK	08/2030	32,513	32,353	1.9	32,351
PB Group Holdings, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	08/2030	—	(19)	—	(19)
Scientific Games Holdings LP˄(20)	Senior secured	SF +	3.00	%(g)	8.32%		04/2029	7,462	7,446	0.4	7,427
SDC Holdco, LLC˄	One stop	SF +	5.00	%(g)	9.60%		06/2031	41,351	41,152	2.4	41,351
SDC Holdco, LLC˄(19)	Second lien	SF +	8.50	%(g)	13.10	% PIK	06/2032	5,937	5,895	0.3	5,937
SDC Holdco, LLC˄	One stop	SF +	5.00	%(g)	9.66%		06/2031	365	347	—	365
SSRG Holdings, LLC*˄	One stop	SF +	5.00	%(g)	9.60%		11/2027	22,860	22,805	1.3	22,745

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
SSRG Holdings, LLC˄	One stop	SF +	5.00	%(g)	10.25%		11/2027	$10,214	$10,165	0.6%	$10,162
SSRG Holdings, LLC˄	One stop	SF +	5.00	%(g)	9.60%		11/2027	630	620	—	619
Super REGO, LLC˄(19)	Subordinated debt	N/A			15.00	% PIK	03/2030	54	53	—	54
YE Brands Holding, LLC*	One stop	SF +	4.75	%(g)	9.35%		10/2027	6,332	6,278	0.4	6,332
YE Brands Holding, LLC˄	One stop	SF +	4.75	%(g)	9.40%		10/2027	706	695	—	706
YE Brands Holding, LLC˄	One stop	SF +	4.75	%(g)	9.47%		10/2027	27	27	—	27
								$154,726	$153,832	8.9%	$154,195
Household Products
WU Holdco, Inc.*	One stop	SF +	5.00	%(g)	9.60%		03/2027	4,012	3,904	0.3	4,012
WU Holdco, Inc.˄	One stop	SF +	5.00	%(g)	9.60%		03/2027	2,153	2,140	0.1	2,153
WU Holdco, Inc.˄	One stop	SF +	5.00	%(g)	9.73%		03/2027	137	133	—	137
WU Holdco, Inc.*	One stop	SF +	5.00	%(g)	9.60%		03/2027	2,048	1,992	0.1	2,048
								$8,350	$8,169	0.5%	$8,350
Industrial Conglomerates
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	%(g)	9.44%		04/2026	6,725	6,652	0.4	6,590
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	%(g)	9.44%		04/2026	4,371	4,324	0.2	4,284
EAB Global, Inc. ˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		08/2028	12,296	12,286	0.7	12,267
Essential Services Holdings Corporation˄	One stop	SF +	5.00	%(g)	10.29%		06/2031	40,923	40,531	2.3	40,514
Essential Services Holdings Corporation˄(5)	One stop	SF +	5.00%		N/A	(6)	06/2030	—	(48)	—	(50)
Essential Services Holdings Corporation˄(5)	One stop	SF +	5.00%		N/A	(6)	06/2031	—	(38)	—	(80)
Excelitas Technologies Corp.˄(7)(8)	One stop	E +	5.25	%(b)	8.60%		08/2029	15,356	14,932	0.9	15,202
Excelitas Technologies Corp.˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2029	—	(18)	—	(26)
Madison IAQ LLC˄(7)(20)	Senior secured	SF +	2.75	%(h)	7.89%		06/2028	4,918	4,918	0.3	4,920
								$84,589	$83,539	4.8%	$83,621
Insurance
Acrisure, LLC˄(20)	Senior secured	SF +	3.25	%(f)	8.21%		11/2030	14,927	14,874	0.9	14,945
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(g)	9.95%		07/2027	7,760	7,706	0.4	7,760
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(g)	9.95%		07/2027	3,524	3,500	0.2	3,524
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(g)	9.95%		07/2027	3,110	3,089	0.2	3,110
AssuredPartners Capital, Inc.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.35%		02/2031	13,942	14,003	0.8	13,945
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(f)	10.35%		03/2028	7,826	7,690	0.5	7,826
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(g)	10.56%		03/2028	5,262	5,262	0.3	5,262
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(f)	10.36%		03/2028	1,286	1,229	0.1	1,286
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(f)	10.34%		03/2028	829	829	—	829
Captive Resources Midco, LLC˄(19)	One stop	SF +	5.25	%(f)	10.10%		07/2029	8,462	8,462	0.5	8,462
Compass Investors, Inc. ˄(20)	Senior secured	SF +	2.75	%(g)	7.35%		11/2029	4,948	4,955	0.3	4,939
Doxa Insurance Holdings LLC˄	One stop	SF +	5.25	%(g)	10.06%		12/2030	10,729	10,634	0.6	10,756
Doxa Insurance Holdings LLC˄	One stop	SF +	5.25	%(g)	10.22%		12/2030	8,867	8,776	0.5	8,892
Doxa Insurance Holdings LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2029	—	(20)	—	—
Doxa Insurance Holdings LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	12/2030	—	(163)	—	—
Galway Borrower LLC*	One stop	SF +	4.50	%(g)	9.10%		09/2028	4,914	4,802	0.3	4,890

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Gimlet Bidco GMBH˄(7)(8)(14)	One stop	E +	5.75	%(b)	9.39%		04/2031	$1,671	$1,567	0.1%	$1,654
Gimlet Bidco GMBH˄(7)(8)(14)	One stop	E +	5.75	%(b)	9.39%		04/2031	124	111	—	117
Hub International Limited˄(7)(20)	Senior secured	SF +	3.00	%(g)	8.23%		06/2030	10,631	10,657	0.6	10,627
Integrated Specialty Coverages, LLC˄	One stop	SF +	6.00	%(f)(g)(h)	10.98%		07/2030	889	870	0.1	889
Integrated Specialty Coverages, LLC˄	One stop	SF +	6.00	%(f)(g)(h)	10.88%		07/2030	177	173	—	177
Integrated Specialty Coverages, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	07/2029	—	(1)	—	—
Integrity Marketing Acquisition, LLC˄	One stop	SF +	5.00	%(g)	10.07%		08/2028	24,672	24,421	1.4	24,425
Integrity Marketing Acquisition, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	08/2028	—	(3)	—	(3)
Integrity Marketing Acquisition, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	08/2028	—	(12)	—	(31)
J.S. Held Holdings, LLC*˄	One stop	SF +	5.50	%(g)	10.25%		12/2026	19,857	19,705	1.1	19,657
J.S. Held Holdings, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2026	—	(2)	—	(2)
Majesco*˄	One stop	SF +	4.75	%(g)	9.35%		09/2028	44,966	44,915	2.6	44,966
Majesco˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2027	—	(3)	—	—
MRH Trowe Germany GMBH˄(7)(8)(14)	One stop	E +	6.00	%(b)	9.49%		02/2029	5,059	4,833	0.3	5,059
Oakbridge Insurance Agency LLC˄	One stop	SF +	5.50	%(f)	10.66%		11/2029	6,596	6,540	0.4	6,596
Oakbridge Insurance Agency LLC˄	One stop	P +	4.50	%(a)(f)	12.07%		11/2029	330	321	—	330
Oakbridge Insurance Agency LLC˄	One stop	SF +	5.50	%(f)	10.66%		11/2029	264	237	—	264
Truist Insurance Holdings, LLC˄(7)(20)	Senior secured	SF +	3.25	%(g)	7.85%		05/2031	8,000	8,008	0.5	8,001
								$219,622	$217,965	12.7%	$219,152
IT Services
Acquia, Inc.˄	One stop	SF +	7.00	%(g)	12.46%		10/2025	9,956	9,949	0.6	9,956
Dcert Buyer, Inc.˄(20)	Senior secured	SF +	4.00	%(f)	8.85%		10/2026	2,961	2,964	0.2	2,881
Delinea Inc.˄	One stop	SF +	6.00	%(g)	10.75%		03/2028	33,003	32,715	1.9	33,003
Delinea Inc.*	One stop	SF +	5.75	%(g)	10.50%		03/2028	8,862	8,603	0.5	8,862
Delinea Inc.*	One stop	SF +	5.75	%(g)	10.50%		03/2028	4,845	4,704	0.3	4,845
E2open, LLC˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.46%		02/2028	7,465	7,491	0.4	7,497
LEIA FINCO US˄(7)(9)(20)	Senior secured	SF +	3.25	%(g)	7.85%		06/2031	5,000	4,941	0.3	4,929
Netwrix Corporation*	One stop	SF +	5.50	%(g)	10.56%		06/2029	8,710	8,573	0.5	8,710
PDQ Intermediate, Inc.˄(19)	Subordinated debt	N/A			13.75	% PIK	10/2031	57	56	—	57
ReliaQuest Holdings, LLC˄(19)	One stop	SF +	6.75	%(g)	8.37% cash/ 3.63	% PIK	04/2031	40,016	39,830	2.3	40,016
ReliaQuest Holdings, LLC˄(5)	One stop	SF +	6.75%		N/A	(6)	04/2031	—	(16)	—	—
ReliaQuest Holdings, LLC˄(5)	One stop	SF +	6.25%		N/A	(6)	04/2031	—	(7)	—	—
Saturn Borrower Inc.*	One stop	SF +	6.50	%(g)	11.25%		09/2026	8,232	7,929	0.5	8,067
Saturn Borrower Inc.˄	One stop	SF +	6.50	%(f)(g)	11.28%		09/2026	870	858	—	852
UKG Inc.˄(20)	Senior secured	SF +	3.25	%(g)	8.55%		02/2031	12,520	12,523	0.7	12,535
VS Buyer, LLC˄(20)	Senior secured	SF +	3.25	%(f)	8.35%		04/2031	5,985	6,003	0.3	6,002
WPEngine, Inc.˄	One stop	SF +	6.50	%(g)	11.62%		08/2029	953	937	0.1	953
WPEngine, Inc.˄	One stop	SF +	6.50%		N/A	(6)	08/2029	—	—	—	—
								$149,435	$148,053	8.6%	$149,165
Leisure Products
AppLovin Corporation˄(7)(20)	Senior secured	SF +	2.50	%(f)	7.35%		08/2030	1,116	1,118	0.1	1,116

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Cast & Crew Payroll, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.60%	12/2028	$5,482	$5,503	0.3%	$5,499
Crunch Holdings, LLC˄	One stop	SF +	4.75	%(f)	9.61%	09/2031	55,161	54,886	3.1	54,885
Crunch Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	09/2031	—	(38)	—	(38)
EP Purchaser, LLC˄(20)	Senior secured	SF +	3.50	%(g)	8.37%	11/2028	4,952	4,925	0.3	4,970
Movement Holdings, LLC*˄	One stop	SF +	5.25	%(f)	10.10%	03/2030	22,247	22,044	1.3	22,247
Movement Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	03/2030	—	(34)	—	—
Movement Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	03/2030	—	(136)	—	—
							$88,958	$88,268	5.1%	$88,679
Life Sciences Tools & Services
Graphpad Software, LLC˄	One stop	SF +	4.75	%(g)	9.35%	06/2031	31,524	31,372	1.9	31,524
Graphpad Software, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	06/2031	—	(14)	—	—
Graphpad Software, LLC˄	One stop	SF +	4.75	%(g)	9.35%	06/2031	788	750	—	788
PAS Parent Inc.*˄	One stop	SF +	5.00	%(f)	9.85%	12/2028	19,650	19,347	1.1	19,454
PAS Parent Inc.˄(5)	One stop	SF +	5.00%		N/A (6)	12/2028	—	(66)	—	(140)
							$51,962	$51,389	3.0%	$51,626
Machinery
AI Titan Parent, Inc.˄	One stop	SF +	4.75	%(g)	9.81%	08/2031	9,302	9,211	0.5	9,209
AI Titan Parent, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	08/2031	—	(9)	—	(9)
AI Titan Parent, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	08/2031	—	(11)	—	(12)
Blackbird Purchaser, Inc.*˄	One stop	SF +	5.50	%(g)	10.10%	12/2030	18,132	17,972	1.0	18,132
Blackbird Purchaser, Inc.˄	One stop	SF +	5.50	%(g)	10.10%	12/2030	1,075	1,043	0.1	1,075
Blackbird Purchaser, Inc.˄	One stop	SF +	5.50	%(g)	10.10%	12/2029	362	341	—	362
Filtration Group Corp.˄(20)	Senior secured	SF +	3.50	%(f)	8.46%	10/2028	7,881	7,899	0.5	7,892
Wireco Worldgroup Inc.˄	Senior secured	SF +	3.75	%(g)	9.03%	11/2028	6,278	6,293	0.4	6,121
							$43,030	$42,739	2.5%	$42,770
Media
Lotus Topco, Inc.˄	One stop	SF +	4.75	%(h)	9.00%	06/2030	1,702	1,690	0.1	1,702
Lotus Topco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2030	—	(2)	—	—
Lotus Topco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2030	—	(6)	—	—
Triple Lift, Inc.*	One stop	SF +	5.75	%(g)	10.71%	05/2028	8,772	8,511	0.5	8,421
Triple Lift, Inc.*	One stop	SF +	5.75	%(g)	10.71%	05/2028	2,573	2,497	0.1	2,470
							$13,047	$12,690	0.7%	$12,593
Oil, Gas & Consumable Fuels
Envernus, Inc.˄	One stop	SF +	5.50	%(f)	10.35%	12/2029	12,043	11,885	0.7	12,043
Envernus, Inc.˄	One stop	SF +	5.50	%(f)	10.35%	12/2029	63	50	—	63
Envernus, Inc.˄(5)	One stop	SF +	5.50%		N/A (6)	12/2029	—	(4)	—	—
Project Power Buyer, LLC*	One stop	SF +	6.75	%(g)	11.35%	05/2026	14,733	14,733	0.8	14,733
							$26,839	$26,664	1.5%	$26,839
Personal Products
Knowlton Development Corporation, Inc.˄(7)(10)(20)	Senior secured	SF +	4.50	%(f)	9.36%	08/2028	$2,000	$2,006	0.1%	$2,004

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value (4)
Pharmaceuticals
Caerus Midco 3 S.A.R.L.*(7)(11)	One stop	SF +	5.00	%(g)	9.60%		05/2029	$19,698	$19,233	1.1%	$19,502

Professional Services
Eclipse Buyer, Inc.˄	One stop	SF +	4.75	%(g)	9.74%		09/2031	12,644	12,518	0.7	12,517
Eclipse Buyer, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(61)	—	(16)
Eclipse Buyer, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(11)	—	(11)
Eliassen Group, LLC*	One stop	SF +	5.75	%(g)	10.35%		04/2028	4,856	4,856	0.2	4,710
IG Investments Holdings, LLC*	One stop	SF +	6.00	%(g)	11.35%		09/2028	15,756	15,756	0.9	15,756
IG Investments Holdings, LLC*	One stop	SF +	6.00	%(g)	11.35%		09/2028	4,046	4,046	0.2	4,046
NBG Acquisition Corp. and NBG-P Acquisition Corp.*˄	One stop	SF +	5.25	%(g)	10.65%		11/2028	15,679	15,318	0.9	15,209
NBG Acquisition Corp. and NBG-P Acquisition Corp.˄	One stop	SF +	5.25	%(g)	10.72%		11/2028	2,811	2,791	0.2	2,727
PGA Holdings, Inc.˄(20)	Senior secured	SF +	3.50	%(f)	8.35%		04/2031	12,012	12,006	0.7	12,001
Varicent Intermediate Holdings Corporation˄(19)	One stop	SF +	6.00	%(g)	7.35% cash/ 3.25%	PIK	08/2031	39,844	39,260	2.3	39,247
Varicent Intermediate Holdings Corporation˄(5)	One stop	SF +	6.00%		N/A	(6)	08/2031	—	(78)	—	(79)
Varicent Intermediate Holdings Corporation˄(5)	One stop	SF +	6.00%		N/A	(6)	08/2031	—	(75)	—	(76)
								$107,648	$106,326	6.1%	$106,031
Real Estate Management & Development
RealPage, Inc.˄(20)	Senior secured	SF +	3.00	%(f)	7.96%		04/2028	$4,962	$4,946	0.3%	$4,823

Road & Rail
Kenan Advantage Group, Inc.˄	Senior secured	SF +	3.25	%(f)	8.10%		01/2029	$14,922	$14,931	0.9%	$14,897

Software
Anaplan, Inc.˄	One stop	SF +	5.25	%(g)	9.85%		06/2029	10,000	9,921	0.6	10,000
Appfire Technologies, LLC*	One stop	SF +	4.75	%(g)	9.35%		03/2028	10,180	10,034	0.6	10,180
Appfire Technologies, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	03/2028	—	(105)	—	—
Apttus Corporation˄(20)	Senior secured	SF +	3.50	%(g)	8.56%		05/2028	9,931	9,926	0.6	9,979
AQA Acquisition Holding, Inc. ˄(20)	Senior secured	SF +	4.25	%(g)	9.76%		03/2028	10,610	10,623	0.6	10,646
Artifact Bidco, Inc.˄	One stop	SF +	4.50	%(g)	9.10%		05/2031	5,024	4,975	0.3	4,974
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.50%		N/A	(6)	05/2031	—	(6)	—	(6)
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.50%		N/A	(6)	05/2030	—	(3)	—	(3)
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.50%		N/A	(6)	05/2030	—	(6)	—	(6)
Axiom Merger Sub Inc.˄(7)(8)	One stop	E +	4.75	%(b)(c)	8.58%		04/2026	5,998	5,849	0.3	5,953
Azul Systems, Inc.*	Senior secured	SF +	4.50	%(g)	9.25%		04/2027	3,000	3,000	0.2	3,000
Azurite Intermediate Holdings, Inc.˄	One stop	SF +	6.50	%(f)	11.35%		03/2031	11,226	11,025	0.6	11,226
Azurite Intermediate Holdings, Inc.*	One stop	SF +	6.50	%(f)	11.35%		03/2031	7,718	7,611	0.4	7,718
Azurite Intermediate Holdings, Inc.˄(5)	One stop	SF +	6.50%		N/A	(6)	03/2031	—	(39)	—	—
Baxter Planning Systems, LLC˄(19)	One stop	SF +	6.25	%(g)	8.12% cash/ 3.38%	PIK	05/2031	11,632	11,550	0.7	11,632
Baxter Planning Systems, LLC˄(5)	One stop	SF +	6.25%		N/A	(6)	05/2031	—	(15)	—	—
Baxter Planning Systems, LLC˄(5)	One stop	SF +	5.75%		N/A	(6)	05/2031	—	(17)	—	—
BestPass, Inc.˄	One stop	SF +	5.25	%(f)	10.10%		08/2031	36,600	36,421	2.1	36,417

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)/	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value (4)
BestPass, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2031	$—	$(18)	—%	$(18)
BestPass, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2031	—	(23)	—	(24)
Bloomerang, LLC˄	One stop	SF +	6.00	%(f)	10.85%		12/2029	10,189	10,100	0.6	10,189
Bloomerang, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(20)	—	—
Bloomerang, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(27)	—	—
Bottomline Technologies, Inc.*	One stop	SF +	5.25	%(f)	10.10%		05/2029	4,925	4,809	0.3	4,875
Bullhorn, Inc.*	One stop	SF +	5.00	%(f)	9.85%		10/2029	3,959	3,926	0.2	3,959
Bullhorn, Inc.*	One stop	SF +	5.00	%(f)	9.85%		10/2029	3,959	3,927	0.2	3,959
Camelia Bidco Limited˄(7)(8)(9)	One stop	SN +	5.50	%(e)	10.45%		08/2030	4,793	4,481	0.3	4,793
Camelia Bidco Limited˄(7)(8)(9)	One stop	SN +	5.50	%(e)	10.45%		08/2030	679	610	—	679
Camelia Bidco Limited˄(7)(8)(9)	One stop	A +	5.50	%(d)	9.93%		08/2030	307	282	—	307
Camelia Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.50%		N/A	(6)	08/2030	—	(20)	—	—
CB Buyer, Inc.˄	One stop	SF +	5.25	%(g)	9.85%		07/2031	32,269	31,958	1.9	32,269
CB Buyer, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	07/2031	—	(35)	—	—
CB Buyer, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	07/2031	—	(44)	—	—
ConnectWise, LLC˄(20)	Senior secured	SF +	3.50	%(g)	8.37%		10/2028	14,952	14,936	0.9	14,960
Cornerstone OnDemand, Inc.˄(7)(20)	Senior secured	SF +	3.75	%(f)	8.71%		10/2028	9,509	9,306	0.5	8,932
Crewline Buyer, Inc.˄	One stop	SF +	6.75	%(g)	11.35%		11/2030	24,193	23,877	1.4	24,193
Crewline Buyer, Inc.˄(5)	One stop	SF +	6.75%		N/A	(6)	11/2030	—	(33)	—	—
Daxko Acquisition Corporation*	One stop	SF +	5.00	%(f)	9.85%		10/2028	11,695	11,338	0.7	11,695
Daxko Acquisition Corporation˄	One stop	P +	4.00	%(a)	12.00%		10/2028	149	115	—	149
Daxko Acquisition Corporation˄(5)	One stop	SF +	5.00%		N/A	(6)	10/2028	—	(70)	—	—
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	5.50	%(b)	8.85%		08/2030	3,879	3,643	0.2	3,879
Denali Bidco Limited˄(7)(8)(9)	One stop	SN +	6.00	%(e)	10.95%		08/2030	2,321	2,148	0.1	2,332
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	6.00	%(b)	9.35%		08/2030	784	733	—	788
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	6.00	%(b)	9.35%		08/2030	560	536	—	563
Denali Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.50%		N/A	(6)	08/2030	—	(37)	—	—
EverCommerce Solutions, Inc.˄(7)(20)	Senior secured	SF +	3.00	%(f)	7.96%		07/2028	8,143	8,164	0.5	8,163
Evergreen IX Borrower 2023, LLC˄	One stop	SF +	4.75	%(g)	9.35%		09/2030	11,795	11,485	0.7	11,677
Evergreen IX Borrower 2023, LLC˄	One stop	SF +	4.75	%(g)	9.35%		09/2030	3,682	3,646	0.2	3,645
Evergreen IX Borrower 2023, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	10/2029	—	(34)	—	(10)
Gurobi Optimization, LLC˄	One stop	SF +	4.75	%(f)(g)	9.47%		09/2031	46,708	46,245	2.7	46,241
Gurobi Optimization, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(39)	—	(39)
Hornet Security Holding GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(c)	5.91% cash/ 4.50%	PIK	02/2031	15,136	14,523	0.9	15,136
Hornet Security Holding GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)(c)	5.91% cash/ 4.50%	PIK	02/2031	10,088	9,680	0.6	10,088
Hornet Security Holding GMBH˄(7)(8)(14)	One stop	E +	6.50%		N/A	(6)	08/2030	—	—	—	—
Hornet Security Holding GMBH˄(5)(7)(8)(14)	One stop	E +	6.50%		N/A	(6)	02/2031	—	(55)	—	—
Hyland Software, Inc.˄	One stop	SF +	6.00	%(f)	10.85%		09/2030	28,473	28,110	1.6	28,473
Hyland Software, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	09/2029	—	(1)	—	(1)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Icefall Parent, Inc.˄	One stop	SF +	6.50	%(f)	11.35%		01/2030	$22,333	$21,937	1.3%	$22,333
Icefall Parent, Inc.˄(5)	One stop	SF +	6.50%		N/A	(6)	01/2030	—	(38)	—	—
Juvare, LLC*˄	One stop	SF +	6.25	%(g)	11.46%		10/2026	5,568	5,395	0.3	5,401
Kaseya Inc.*(19)	One stop	SF +	5.50	%(g)	10.75%		06/2029	8,151	8,025	0.5	8,151
LeadsOnline, LLC*	One stop	SF +	4.75	%(g)	10.17%		02/2028	4,418	4,324	0.3	4,418
LeadsOnline, LLC*	One stop	SF +	4.75	%(g)	9.45%		02/2028	2,253	2,243	0.1	2,253
LeadsOnline, LLC˄	One stop	SF +	4.75	%(g)	10.17%		02/2028	780	763	—	780
LeadsOnline, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	02/2028	—	(1)	—	—
Matrix42 Holding GMBH˄(7)(8)(11)	One stop	E +	6.25	%(c)	9.92%		01/2030	182	175	—	182
Modena Buyer, LLC˄(20)	Senior secured	SF +	4.50	%(g)	9.09%		07/2031	10,000	9,704	0.6	9,597
Motus Group, LLC˄(20)	Senior secured	SF +	4.00	%(g)	8.70%		12/2028	7,972	8,003	0.5	7,992
Navex TopCo, Inc.*˄	One stop	SF +	5.50	%(f)	10.60%		11/2030	23,044	22,643	1.3	23,044
Navex TopCo, Inc.˄(5)	One stop	SF +	5.75%		N/A	(6)	11/2028	—	(34)	—	—
Orsay Bidco 1 B.V. and Sky Group Holding B.V.˄(5)(7)(8)(12)	One stop	E +	5.75%		N/A	(6)	11/2029	—	(112)	—	—
Panzura, LLC˄(19)	One stop	N/A			4.00% cash/ 15.00	% PIK	08/2027	59	54	—	49
Personify, Inc.*	One stop	SF +	5.25	%(g)	10.00%		09/2025	7,473	7,460	0.4	7,473
Pineapple German Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)	10.51	% PIK	01/2031	19,633	18,829	1.1	19,437
Pineapple German Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)	10.51	% PIK	01/2031	4,669	4,432	0.3	4,593
Pineapple German Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)	10.51	% PIK	01/2031	1,348	1,279	0.1	1,334
Planview Parent, Inc.˄(20)	Senior secured	SF +	3.75	%(g)	8.35%		12/2027	10,182	10,214	0.6	10,201
Pluralsight, LLC˄(19)	One stop	SF +	7.50	%(g)	12.57	% PIK	08/2029	1,791	1,721	0.1	1,719
Pluralsight, LLC˄(19)	One stop	SF +	4.50	%(g)	8.12% cash/ 1.50	% PIK	08/2029	1,194	1,159	0.1	1,158
Pluralsight, LLC˄(19)	One stop	SF +	4.50	%(g)	9.62% cash/ 1.50	% PIK	08/2029	597	597	—	579
Pluralsight, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	08/2029	—	—	—	(9)
Pluralsight, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	08/2029	—	—	—	(22)
Proofpoint, Inc.˄(20)	Senior secured	SF +	3.00	%(f)	7.85%		08/2028	13,126	13,137	0.8	13,134
QAD, Inc.*	One stop	SF +	4.75	%(f)	9.60%		11/2027	9,848	9,848	0.6	9,848
S2P Acquisition Borrower, Inc.˄	Senior secured	SF +	4.00	%(g)	9.16%		08/2026	4,335	4,340	0.3	4,346
SailPoint Technologies Holdings, Inc.˄	One stop	SF +	6.00	%(g)	11.10%		08/2029	10,000	9,920	0.6	10,000
Sapphire Bidco Oy˄(7)(8)(13)	One stop	E +	5.50	%(b)	9.20%		07/2029	14,477	14,074	0.8	14,477
Telesoft Holdings LLC*	One stop	SF +	5.75	%(f)	10.70%		12/2026	5,687	5,632	0.3	5,687
Togetherwork Holdings, LLC˄	One stop	SF +	5.25	%(f)	10.10%		05/2031	44,877	44,504	2.6	44,877
Togetherwork Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	05/2031	—	(53)	—	—
Togetherwork Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	05/2031	—	(38)	—	—
Transform Bidco Limited˄(7)(9)	One stop	SF +	7.00	%(g)	12.31%		01/2031	7,818	7,712	0.4	7,720
Transform Bidco Limited˄(5)(7)(9)	One stop	SF +	7.00%		N/A	(6)	06/2030	—	(16)	—	(15)
Transform Bidco Limited˄(5)(7)(9)	One stop	SF +	7.00%		N/A	(6)	01/2031	—	(93)	—	(95)
Vantage Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	6.25	%(b)	6.47% cash/ 3.13	% PIK	04/2031	20,638	19,508	1.2	20,432
Vantage Bidco GMBH˄(5)(7)(8)(14)	One stop	E +	6.25%		N/A	(6)	10/2030	—	(48)	—	(35)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	/ Shares(3)	Cost	Assets	Value(4)
Varinem German Midco GMBH˄(7)(8)(14)	One stop	E +	6.00	%(c)	9.67%		07/2031	$26,204	$25,417	1.5%	$25,942
Varinem German Midco GMBH˄(7)(8)(14)	One stop	E +	6.00%		N/A	(6)	07/2031	—	—	—	—
Workforce Software, LLC ˄(19)	One stop	SF +	7.25	%(g)	9.46% cash/ 3.00	% PIK	07/2025	9,427	9,355	0.5	9,427
Zendesk, Inc.˄	One stop	SF +	5.00	%(g)	9.69%		11/2028	10,260	10,260	0.6	10,260
								$683,410	$671,097	39.3%	$680,230
Specialty Retail
Ashco, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.71%		03/2028	15,902	15,925	0.9	15,920
Ave Holdings III, Corp*˄	One stop	SF +	5.25	%(h)	9.75%		02/2028	13,585	13,288	0.8	13,585
Biscuit Parent, LLC˄	One stop	SF +	4.75	%(g)	9.35%		02/2031	18,321	18,195	1.1	18,321
Biscuit Parent, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	02/2031	—	(39)	—	—
Cavender Stores L.P.*˄	Senior secured	SF +	5.00	%(g)	9.60%		10/2029	24,193	23,992	1.4	24,193
CVP Holdco, Inc.˄	One stop	SF +	5.00	%(f)	9.85%		06/2031	32,806	32,491	1.9	32,806
CVP Holdco, Inc.˄(5)	One stop	SF +	7.50%		N/A	(6)	06/2030	—	(33)	—	—
CVP Holdco, Inc.˄(5)	One stop	SF +	7.50%		N/A	(6)	06/2031	—	(42)	—	—
Med Parentco, LP˄(20)	Senior secured	SF +	4.00	%(f)	8.85%		04/2031	5,000	5,021	0.3	5,014
PetVet Care Centers LLC*	One stop	SF +	6.00	%(f)	10.85%		11/2030	9,332	9,169	0.5	8,866
PetVet Care Centers LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2029	—	(24)	—	(63)
PetVet Care Centers LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2030	—	(11)	—	—
PPV Intermediate Holdings, LLC*	One stop	SF +	5.75	%(g)	10.81%		08/2029	4,988	4,908	0.3	4,988
PPV Intermediate Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2029	—	(55)	—	(57)
Radiance Borrower, LLC˄(19)	One stop	SF +	5.75	%(f)	7.85% cash/ 2.75	% PIK	06/2031	40,757	40,465	2.3	40,757
Radiance Borrower, LLC˄	One stop	SF +	5.25	%(f)	10.10%		06/2031	776	744	—	776
Southern Veterinary Partners, LLC˄(20)	Senior secured	SF +	3.75	%(g)	8.35%		10/2027	7,725	7,710	0.4	7,750
VSG Acquisition Corp. and Sherrill, Inc.*˄	One stop	SF +	5.50	%(g)	11.01%		04/2028	24,373	24,014	1.4	23,642
								$197,758	$195,718	11.3%	$196,498
Trading Companies & Distributors
Marcone Yellowstone Buyer Inc.*	One stop	SF +	6.25	%(g)	11.73%		06/2028	11,640	11,205	0.6	10,389
Marcone Yellowstone Buyer Inc.*	One stop	SF +	6.25	%(g)	11.73%		06/2028	4,924	4,740	0.3	4,395
								$16,564	$15,945	0.9%	$14,784
Water Utilities
Vessco Midco Holdings, LLC˄	One stop	SF +	5.25	%(f)(h)	10.22%		07/2031	15,577	15,425	0.9	15,421
Vessco Midco Holdings, LLC˄	One stop	SF +	5.25	%(h)	9.54%		07/2031	762	736	—	710
Vessco Midco Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	07/2031	—	(17)	—	(17)
								$16,339	$16,144	0.9%	$16,114

Total debt investments								$3,276,268	$3,235,069	187.8%	$3,253,855

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above	Interest		Acquisition	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)	Rate(2)		Date	Date	Shares(3)	Cost	Assets	Value(4)
Equity investments(16)(17)
Automobiles
CAP-KSI Holdings, LLC˄	Preferred stock	N/A	N/A		06/2024	N/A	1,146	$1,146	0.1%	$1,146
CAP-KSI Holdings, LLC˄	LP units	N/A	N/A		06/2024	N/A	1,146	—	—	—
Quick Quack Car Wash Holdings, LLC˄	LP units	N/A	N/A		06/2024	N/A	417	417	—	439
Quick Quack Car Wash Holdings, LLC˄	LLC units	N/A	N/A		06/2024	N/A	83	83	—	87
Yorkshire Parent, Inc.˄	LP units	N/A	N/A		12/2023	N/A	—	94	—	102
								$1,740	0.1%	$1,774
Commercial Services & Supplies
FR Vision Holdings, Inc.˄	LP units	N/A	N/A		01/2024	N/A	—	$109	—%	$117

Diversified Consumer Services
CHVAC Services Investment, LLC˄	Common stock	N/A	N/A		05/2024	N/A	162	408	0.1	464
Virginia Green Acquisition, LLC˄	LP units	N/A	N/A		12/2023	N/A	73	73	—	83
								$481	0.1%	$547
Healthcare Technology
Amberfield Acquisition Co.˄	LLC units	N/A	N/A		05/2024	N/A	450	$450	—%	$452

Hotels, Restaurants & Leisure
PB Group Holdings, LLC˄	LP units	N/A	N/A		08/2024	N/A	113	$262	—%	$262

Insurance
Oakbridge Insurance Agency LLC˄	LP units	N/A	N/A		11/2023	N/A	4	$70	—%	$72

Professional Services
Eclipse Buyer, Inc.˄(18)	Preferred stock	N/A	12.50% Non-Cash		09/2024	N/A	—	$3,329	0.2%	$3,300

Leisure Products
Movement Holdings, LLC˄	LLC units	N/A	N/A		03/2024	N/A	—	$661	—%	$600

Software
CB Buyer, Inc.˄	LP units	N/A	N/A		07/2024	N/A	458	458	—	458
Denali Bidco Limited˄(7)(9)	LP interest	N/A	N/A		08/2023	N/A	75	98	—	144
Gurobi Optimization, LLC˄	Common stock	N/A	N/A		09/2024	N/A	—	209	—	209
Panzura, LLC˄	LLC units	N/A	N/A		09/2023	N/A	1	4	—	—
Pluralsight, LLC˄	LLC units	N/A	N/A		08/2024	N/A	597	1,100	0.1	1,100
Togetherwork Holdings, LLC˄	Preferred stock	N/A	N/A		07/2024	N/A	545	2,384	0.2	2,408
								$4,253	0.3%	$4,319

Total equity investments								$11,355	0.7%	$11,443

Total investments								$3,246,424	188.5%	$3,265,298

Money market funds (included in cash and cash equivalents and restricted cash and cash equivalents)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio Institutional Share Class (CUSIP 61747C582)			4.8	% (21)				93,069	5.4	93,069
Total money market funds								$93,069	5.4%	$93,069

Total investments and money market funds								$3,339,493	193.9%	$3,358,367

See Notes to Consolidated Financial Statements

*Denotes that all or a portion of the investment collateralizes the 2023 Debt Securitization (as defined in Note 7).

˄Denotes that all or a portion of the investment collateralizes the SMBC Credit Facility (as defined in Note 7).

(1)

The majority of the investments bear interest at a rate that is permitted to be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “SF”), Euro Interbank Offered Rate (“EURIBOR” or “E”), Prime (“P”), Australian Interbank Rate (“AUD” or “A”), Canadian Overnight Repo Rate Average (“CORRA” or “CA”) or Sterling Overnight Index Average (“SONIA” or “SN”) which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over the applicable index and the weighted average current interest rate in effect as of September 30, 2024. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. For positions with multiple outstanding contracts, the spread for the largest outstanding contract is shown. Listed below are the index rates as of September 30, 2024, which was the last business day of the period on which the applicable index rates were determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 30, 2024, as the loan may have priced or repriced based on an index rate prior to September 30, 2024.

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

(a)	Denotes that all or a portion of the contract was indexed to Prime, which was 8.00% as of September 30, 2024.
(b)	Denotes that all or a portion of the contract was indexed to the 90-day EURIBOR, which was 3.28% as of September 30, 2024.
(c)	Denotes that all or a portion of the contract was indexed to the 180-day EURIBOR, which was 3.11% as of September 30, 2024.
(d)	Denotes that all or a portion of the contract was indexed to the Three-Month AUD, which was 4.43% as of September 30, 2024.
(e)	Denotes that all or a portion of the contract was indexed to SONIA, which was 4.95% as of September 30, 2024.
(f)	Denotes that all or a portion of the contract was indexed to the 30-day Term SOFR which was 4.85% as of September 30, 2024.
(g)	Denotes that all or a portion of the contract was indexed to the 90-day Term SOFR which was 4.59% as of September 30, 2024.
(h)	Denotes that all or a portion of the contract was indexed to the 180-day Term SOFR which was 4.25% as of September 30, 2024.
(i)	Denotes that all or a portion of the contract was indexed to the 90-day Term CORRA which was 3.92% as of September 30, 2024.
(2)	For positions with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2024.
(3)	The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.
(4)	The fair values of investments were valued using significant unobservable inputs, unless otherwise noted. See Note 6.
(5)

The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)	The entire commitment was unfunded as of September 30, 2024. As such, no interest is being earned on this investment. The investment could be subject to an unused facility fee.
(7)

The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2024, total non-qualifying assets at fair value represented 14.8% of the Company’s total assets calculated in accordance with the 1940 Act.

(8)	Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2.

(9)The headquarters of this portfolio company is located in the United Kingdom.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2024

(Dollar and share amounts in thousands)

(10)The headquarters of this portfolio company is located in Canada.

(11)The headquarters of this portfolio company is located in Luxembourg.

(12)The headquarters of this portfolio company is located in the Netherlands.

(13)The headquarters of this portfolio company is located in Finland.

(14)The headquarters of this portfolio company is located in Germany.

(15)The headquarters of this portfolio company is located in France.

(16)Equity investments are non-income producing securities, unless otherwise noted.

(17)Ownership of certain equity investments occurs through a holding company or partnership.

(18)The Company holds an equity investment that is income producing.

(19)	All or a portion of the loan interest was capitalized into the outstanding principal balance of the loan in accordance with the terms of the credit agreement during the year ended September 30, 2024.

(20)The fair value of this investment was valued using Level 2 inputs. See Note 6.

(21)The rate shown is the annualized seven-day yield as of September 30, 2024.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 1. Organization

Golub Capital Private Credit Fund (“GCRED” or the “Company”) is a Delaware statutory trust formed on May 13, 2022. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company commenced operations on June 30, 2023. The Company’s fiscal year end is September 30.

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle-market in the form of one stop and other senior secured loans. The Company could selectively invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) of private companies. The Company could also invest in liquid credit instruments, including secured floating rate syndicated loans, securitized products and corporate bonds, and the Company’s portfolio may, but will not necessarily, initially be comprised of a greater percentage of such instruments than it will as the Company’s investment program matures, though the exact allocation could vary from time to time depending on market conditions and available investment opportunities. The Company’s portfolio could also include other credit-related investments, including, without limitation, structured and synthetic debt investments and debt investments accompanied by equity securities, preferred equity and, to a limited extent, common equity investments not associated with a debt investment. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors, LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator, which is currently Golub Capital LLC (the “Administrator”).

The Company offers on a continuous basis up to $5.0 billion of common shares of beneficial interest pursuant to an offering registered with the Securities and Exchange Commission (the “SEC”). The Company has received an exemptive order from the SEC that permits the Company to issue multiple share classes through Class S common shares (“Class S Shares”), Class D common shares (“Class D Shares”) and Class I common shares (“Class I Shares” and, together with Class S Shares and Class D Shares, the “Common Shares”) with, among others, different ongoing shareholder servicing and/or distribution fees (the “Public Offering”).

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation: The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 - Financial Services - Investment Companies (“ASC Topic 946”).

The accompanying unaudited interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board (“FASB”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the year ended September 30, 2024, as filed with the SEC.

Fair value of financial instruments: The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 - Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. On August 2, 2024, the board of trustees of the Company (the “Board”) designated the Investment Adviser as the Company’s valuation designee (“Valuation Designee”) in accordance with Rule 2a-5 under the 1940 Act. As of such date, the Valuation Designee is responsible for determining the fair value of the Company’s portfolio investments, subject to oversight of the Board. In accordance with ASC Topic 820, the Valuation Designee has categorized the Company’s financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Investment Adviser’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Valuation Designee in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Valuation Designee will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.

Use of estimates: The preparation of the unaudited interim consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation: As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries, GCRED Holdings LLC (“GCRED Holdings”), GCRED Holdings 2 LLC (“GCRED Holdings 2”), GCRED Funding LLC (“GCRED Funding”), Golub Capital Private Credit Fund CLO (“2023 Issuer”), formerly GCP SG Warehouse 2022-1 (the “CLO Vehicle”), and Golub Capital Private Credit Fund CLO Depositor statutory trust in its consolidated financial statements.

Assets related to transactions that do not meet ASC Topic 860 requirements for accounting sale treatment are reflected in the Company’s Consolidated Statements of Financial Condition as investments. Those assets are owned by the 2023 Issuer, a special purpose entity, that is consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entity have received security interests in such assets and such assets are not intended to be available to the creditors of GCRED (or any affiliate of GCRED).

Cash and cash equivalents and foreign currencies: Cash and cash equivalents and foreign currencies are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances exceed the Federal Deposit Insurance Corporation insurance limits.

Restricted cash and cash equivalents: Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash and cash equivalents are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.

Foreign currency translation: The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars. Non-U.S. dollar transactions during the period are valued at the prevailing spot rates on the applicable transaction date and the related assets and liabilities are revalued at the prevailing spot rates as of period-end.

Net assets and fair values are presented based on the applicable foreign exchange rates and fluctuations arising from the translation of assets and liabilities are included within the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

Foreign security and currency transactions involve certain considerations and risks not typically associated with investing in U.S. companies. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Derivative instruments: The Company follows the guidance in ASC Topic 815 - Derivatives and Hedging (“ASC Topic 815”), when accounting for derivative instruments.

Forward currency contracts: A forward currency contract is an obligation between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Company utilized forward currency contracts to economically hedge the currency exposure associated with certain foreign-denominated investments. The use of forward currency contracts does not eliminate fluctuations in the price of the underlying securities the Company owns or intends to acquire, but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the exchange rates on the contract date and reporting date and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized gains (losses) and unrealized appreciation (depreciation) on the forward currency contracts are included in the Consolidated Statements of Operations. Unrealized appreciation (depreciation) on forward currency contracts is recorded on the Consolidated Statements of Financial Condition as a component of “Net unrealized appreciation on derivatives” or “Net unrealized depreciation on derivatives” on a net basis across all derivative instruments when a master netting agreement is in place, not taking into account collateral posted which is recorded separately, if applicable.

The primary risks associated with forward currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks can exceed the amounts reflected in the Consolidated Statements of Financial Condition.

Refer to Note 5 for more information regarding the forward currency contracts.

Interest rate swaps: The Company designated interest rate swaps as the hedging instrument in qualifying fair value hedge accounting relationships, and as a result, the change in fair value of the hedging instruments and hedged items are recorded in interest expense and recognized as components of “Interest and other debt financing expenses” in the Company’s Consolidated Statements of Operations. The fair value of the interest rate swaps is recorded on the Consolidated Statements of Financial Condition as a component of “Net unrealized appreciation on derivatives” or “Net unrealized depreciation on derivatives” by counterparty on a net basis across all derivative instruments when a master netting agreement is in place, not taking into account collateral posted which is recorded separately, if applicable.

Refer to Note 5 for more information regarding the interest rate swaps.

Revenue recognition:

Investments and related investment income: Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.

Original issue discount, market discount or premium and certain loan origination or amendment fees that are deemed to be an adjustment to yield (“Loan Origination Fees”) are capitalized and the Company accretes or amortizes such amounts over the life of the loan as interest income (“Discount Amortization”). For the three and nine months ended June 30, 2025, the Company received Loan Origination Fees that were capitalized of $12,956 and $29,309, respectively. For the three and nine months ended June 30, 2024, the Company received Loan Origination Fees that were capitalized of $7,962 and $18,299, respectively. For the three and nine months ended June 30, 2025, interest income included $3,886 and $9,747, respectively, of Discount Amortization. For the three and nine months ended June 30, 2024, interest income included $1,959 and $5,722, respectively, of Discount Amortization.

For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the three and nine months ended June 30, 2025, investment income included $5,748 and $15,222, respectively, of PIK interest and the Company capitalized PIK interest of $5,295 and $14,928, respectively, into the principal balance of certain debt investments. For the three and nine months ended June 30, 2024, investment income included $2,103 and $3,772, respectively, of PIK interest and the Company capitalized PIK interest of $1,391 and $3,275, respectively, into the principal balance of certain debt investments.

In addition, the Company generates revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees, administrative agent fees, and prepayment premiums on loans. The Company records these fees that are not deemed to be an adjustment to yield as fee income when earned. For both the three and nine months ended June 30,

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

2025, fee income included $284 of non-recurring prepayment premiums. For the three months ended June 30, 2024, fee income did not include any non-recurring prepayment premiums. For the nine months ended June 30, 2024, fee income included $21 of non-recurring prepayment premiums. All other income is recorded into income when earned.

For the three and nine months ended June 30, 2025, the Company received interest and fee income in cash, which excludes capitalized Loan Origination Fees, in the amount of $113,969 and $297,335, respectively. For the three and nine months ended June 30, 2024, the Company received interest and fee income in cash, which excludes capitalized Loan Origination Fees, in the amount of $42,448 and $128,762, respectively.

Dividend income on equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. The Company has certain preferred equity securities in the portfolio that contain a PIK dividend provision that are accrued and recorded as income at the contractual rates, if deemed collectible. The accrued PIK and non-cash dividends are capitalized to the cost basis of the preferred equity security and are generally collected when redeemed by the issuer. For the three and nine months ended June 30, 2025, the Company recognized PIK and non-cash dividend income of $435 and $649, respectively, which were capitalized into the cost basis of certain preferred equity investments. For the three and nine months ended June 30, 2024, the Company did not recognize any PIK and non-cash dividend income to be capitalized into the cost basis of certain preferred equity investments. For both the three and nine months ended June 30, 2025 and 2024, the Company did not receive any cash payments of accrued and capitalized preferred dividends.

Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

For both the three and nine months ended June 30, 2025, the Company recorded dividend income received in cash of $1 and received less than $1 of return of capital distributions in cash. For the three and nine months ended June 30, 2024, the Company did not recognize any dividend income received in cash and did not receive any return of capital distributions in cash.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investment transactions in the Consolidated Statements of Operations.

Non-accrual loans: A loan can be left on accrual status while the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any capitalized Loan Origination Fees are no longer accreted to interest income as of the date the loan is placed on non-accrual status.

Interest payments received on non-accrual loans are recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid, and, in management’s judgment, payments are likely to remain current. As of June 30, 2025 and September 30, 2024, the Company had no portfolio company investments on non-accrual status.

Income taxes: The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends for U.S. federal income tax purposes to its shareholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its shareholders.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Depending on the level of taxable income earned in a tax year, the Company can determine to retain taxable income in excess of current year dividend distributions and distribute such taxable income in the next tax year. The Company could then be required to incur a 4% excise tax on such income. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and nine months ended June 30, 2025 and the three months ended June 30, 2024, the Company did not record any U.S. federal excise tax expense. For the nine months ended June 30, 2024, $109 was recorded for U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense or tax benefit in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions through June 30, 2025. The Company’s tax returns for the 2023 and 2024 tax years remain subject to examination by U.S. federal and most state tax authorities.

Dividends and distributions: Dividends and distributions to common shareholders are recorded on the record date. Subject to the discretion of and as determined by the Board, the Company intends to authorize and declare ordinary cash distributions based on a formula approved by the Board on a quarterly basis. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company can retain such capital gains for investment in its discretion.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then shareholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional Common Shares, rather than receiving the cash distribution. Shares issued under the DRIP will be issued at a price per share equal to the most recent net offering price per share for such shares at the time the distribution is payable.

Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of June 30, 2025 and September 30, 2024, the Company had deferred debt issuance costs of $32,671 and $18,999, respectively. These amounts are amortized and included in “Interest and other debt financing expenses” in the Consolidated Statements of Operations over the estimated average life of the borrowings. Amortization expense for deferred debt issuance costs for the three and nine months ended June 30, 2025 was $2,131 and $5,305, respectively. Amortization expense for deferred debt issuance costs for the three and nine months ended June 30, 2024 was $708 and $1,576, respectively.

Deferred offering costs: Costs associated with the offering of Common Shares will be capitalized as deferred offering expenses and amortized on a straight line basis. Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. For the three and nine months ended June 30, 2025, the Company amortized $507 and $1,597, respectively, of deferred offering costs, which are included in “Professional fees” on the Consolidated Statements of Operations. For the three and nine months ended June 30, 2024, the Company amortized $458 and $1,190, respectively, of deferred offering costs, which are included in “Professional fees” on the Consolidated Statements of Operations.

Segment reporting: In accordance with ASC Topic 280 - Segment Reporting (“ASC Topic 280”), the Company has determined that it has a single operating and reporting segment. As a result, the Company’s segment accounting policies are the same as described herein and the Company does not have any intra-segment sales and transfers of assets.

The Company operates through a single operating and reporting segment with an investment objective to generate both current income and, to a lesser extent, capital appreciation through debt and equity investments. The chief operating decision maker (the “CODM”) is comprised of the Company’s chief executive officer, chief financial officer and chief operating officer and assesses the performance and makes operating decisions of the Company on a consolidated basis primarily based on the Company’s net increase (decrease) in net assets resulting from operations (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in evaluating the Company’s distribution policy. Performance metrics are provided to the CODM

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

on a quarterly basis and are utilized to evaluate performance generated from segment net assets. As the Company’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying consolidated balance sheet as “total assets” and the significant segment expenses are listed on the accompanying consolidated statement of operations. The Company has elected to early adopt ASC Topic 280 as of March 31, 2025.

Recent accounting updates: In December 2023, the FASB issued Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU No. 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU No. 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024 and early adoption is permitted. The Company is currently evaluating the impact of adopting ASU No. 2023-09.

In November 2024, the FASB issued ASU No. 2024-03, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40). ASU No. 2024-03 requires disaggregated disclosure of certain costs and expenses, including purchase of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for annual years beginning after December 15, 2026, and interim periods beginning after December 15, 2027. Early adoption and retrospective application are permitted. The Company is currently evaluating the impact of adopting ASU No. 2024-03.

Note 3. Agreements and Related Party Transactions

Investment Advisory Agreement: Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to the Company. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases and is payable quarterly in arrears. For purposes of the Investment Advisory Agreement, net assets means the Company’s assets less liabilities determined in accordance with GAAP. To the extent the Investment Adviser or an affiliate of the Investment Adviser provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the Company’s management fee shall be reduced by an amount equal to the product of (a) the total fees paid to the Investment Adviser by such subsidiary for such services and (b) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by the Company.

The base management fee incurred for the three and nine months ended June 30, 2025 was $8,873 and $21,990, respectively. The base management fee incurred for the three and nine months ended June 30, 2024 was $3,968 and $9,124, respectively.

Incentive Fees

The incentive fee consists of two components that are independent of each other, with the result that one component could be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income and a portion is based on a percentage of the Company’s capital gains, each as described below.

(i)Income based incentive fee (the “Income Incentive Fee”)

The Income Incentive Fee is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter, adjusted for share issuances and repurchases, from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees).

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays the Investment Adviser quarterly in arrears an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
●	100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of Pre-Incentive Fee Net Investment Income Returns that exceeds the hurdle rate but is less than 1.43% is referred to as the “catch-up” provision; and
●	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Investment Adviser.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

For the three and nine months ended June 30, 2025, the Income Incentive Fee incurred was $9,604 and $22,505, respectively. For the three and nine months ended June 30, 2024, the Income Incentive Fee incurred was $4,423 and $10,723, respectively.

(ii)Capital gains based incentive fee (the “Capital Gain Incentive Fee”)

The second component of the incentive fee, the Capital Gain Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals:

(1)	12.5% of cumulative realized capital gains from July 1, 2023 through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Capital Gain Incentive Fee.

Realized capital gains and losses include gains and losses on investments, foreign currencies, including gains and losses on borrowings in foreign currencies, derivative contracts and any income tax related to cumulative aggregate realized gains and losses. Each year, the fee paid for the Capital Gain Incentive Fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods.

For the three and nine months ended June 30, 2025 and 2024, the Company did not accrue a Capital Gain Incentive Fee. As of June 30, 2025 and September 30, 2024, there was no Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement as described above. Any payment due for a Capital Gain Incentive Fee under the terms of the Investment Advisory Agreement is calculated in arrears at the end of each calendar year.

In accordance with GAAP, the Company also is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement, as applicable. There can be no assurance that any such unrealized capital appreciation will be realized in the future. For the three and nine months ended June 30, 2025, the Company recorded an accrual of the capital gain

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

incentive fee under GAAP of $1,666 and $1,994, respectively. For the three months ended June 30, 2024, the Company recorded a reversal of the capital gain incentive fee under GAAP of $55. For the nine months ended June 30, 2024, the Company recorded an accrual of the capital gain incentive fee under GAAP of $693. As of June 30, 2025 and September 30, 2024, there was $2,751 and $757, respectively, of cumulative accrual for the capital gain incentive fee under GAAP included in “Accounts payable and other liabilities” on the Consolidated Statements of Financial Condition.

Administration Agreement: Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value (“NAV”) and net offering price, preparing reports to shareholders and reports filed with the SEC, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders, managing the payment of expenses and the performance of administrative and professional services rendered by others. The Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses, including any allocation of expenses among the Company and other entities for which the Administrator provides similar services, are reasonable and comparable to administrative services charged by unaffiliated third-party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.

Included in accounts payable and other liabilities is $1,507 and $762, as of June 30, 2025 and September 30, 2024, respectively, for accrued allocated shared services under the Administration Agreement.

The Investment Advisory Agreement and Administration Agreement were most recently re-approved by the Board on May 2, 2025. The Company may terminate the Investment Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

Managing Dealer Agreement: The Company has entered into a Managing Dealer Agreement (the “Managing Dealer Agreement”) with Arete Wealth Management, LLC (the “Managing Dealer”). Under the terms of the Managing Dealer Agreement, the Managing Dealer manages relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of the Company’s Class I Shares, Class D Shares and Class S Shares (referred to as “participating brokers”), and financial advisors. The Managing Dealer is entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the aggregate NAV attributable to Class S Shares and Class D Shares, respectively. No shareholder servicing and/or distribution fees are paid with respect to Class I Shares. The shareholder servicing and/or distribution fees are payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. In addition, pursuant to the Managing Dealer Agreement, the Company pays the Managing Dealer certain fees for its services as Managing Dealer, including, a $250 fixed managing dealer fee that was paid for the first 15 months of the Public Offering in five equal quarterly installments following effectiveness of the Public Offering and a two basis point variable managing dealer fee that is payable quarterly in arrears on any new capital raised in the Public Offering following the expiration of the initial 15-month period of the Public Offering. Such fees are borne by all shareholders of the Company. For the three and nine months ended June 30, 2025, the Company incurred $114 and $307, respectively, of fees to the Managing Dealer. For the three and nine months ended June 30, 2024, the Company incurred $50 and $150, respectively, of fees to the Managing Dealer.

The Managing Dealer is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

On May 2, 2025, the Managing Dealer Agreement was renewed and continued for an additional one-year period. The Managing Dealer Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons”, as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution and servicing plan or the Managing Dealer Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Managing Dealer or the Investment Adviser. The Managing Dealer Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Distribution and Servicing Plan: On May 2, 2025, the Board re-approved a distribution and servicing plan (the “Distribution and Servicing Plan”) for an additional one-year period. The following table shows the shareholder servicing and/or distribution fees the Company pays the Managing Dealer with respect to the Class S Shares, Class D Shares and Class I Shares on an annualized basis as a percentage of the Company’s NAV for such class. The shareholder servicing and/or distribution fees are paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of each applicable quarter. The shareholder servicing and/or distribution fees are calculated and paid separately for each class.

Shareholder Servicing and/or Distribution Fee Rate as a % of NAV
Class S Shares	0.85%
Class D Shares	0.25%
Class I Shares	N/A

The shareholder servicing and/or distribution fees paid under the Distribution and Servicing Plan are used primarily to compensate the Managing Dealer for such services provided in connection with the offering and sale of shares of the Company, and/or to reimburse the Managing Dealer for related expenses incurred, including payments by the Managing Dealer to compensate or reimburse brokers, other financial institutions or other industry professionals, for distribution services and sales support services provided and related expenses.

Payments of the shareholder servicing and/or distribution fee are also used to compensate the Managing Dealer for personal services and/or the maintenance of shareholder accounts services provided to shareholders in the related share class and could be made without regard to expenses actually incurred.

Payments of the shareholder servicing and/or distribution fees on behalf of a particular share class must be in consideration of services rendered for or on behalf of such class. In addition to the shareholder servicing and/or distribution fees, the Company also pays the Managing Dealer certain additional fees for its services under the Distribution and Servicing Plan, which are borne indirectly by all shareholders of the Company. Any fees paid pursuant to the Distribution and Servicing Plan may not exceed the maximum amounts, if any, as may from time to time be permitted by FINRA rules.

For the three and nine months ended June 30, 2025, the Company incurred shareholder servicing and/or distribution fees of $302 and $704, respectively, which were attributable to Class S Shares. For both the three and nine months ended June 30, 2024, the Company incurred shareholder servicing and/or distribution fees of $59, which were attributable to Class S Shares.

Expense Support and Conditional Reimbursement Agreement: The Company has entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Investment Adviser. The Investment Adviser may elect to pay certain expenses on the Company’s behalf (each, an “Expense Support Payment”), provided that no portion of the payment will be used to pay any of the Company’s interest expense or distribution and/or shareholder servicing fees of the Company. Any Expense Support Payment that the Investment Adviser has committed to pay must be paid by the Investment Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Investment Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Investment Adviser until such time as all Expense Support Payments made by the Investment Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment”. “Available Operating Funds” means the sum of the Company’s (i) net investment income calculated in accordance with GAAP, (ii) net capital gains (including the excess

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Investment Adviser has waived its right to receive such payment for the applicable month.

The following tables present a summary of Expense Support Payments and the related Reimbursement Payments for the nine months ended June 30, 2025 and 2024:

	For the nine months ended June 30, 2025
	Expense Support Payments by Investment Adviser	Reimbursement Payments to Investment Adviser(1)	Unreimbursed Expense Support Payments
Total, beginning of period	$1,924	$885	$1,039
December 31, 2024	—	—	—
March 31, 2025	—	—	—
June 30, 2025	—	—	—
Total, end of period(2)	$1,924	$885	$1,039

	For the nine months ended June 30, 2024
	Expense Support Payments by Investment Adviser	Reimbursement Payments to Investment Adviser(1)	Unreimbursed Expense Support Payments
Total, beginning of period	$1,257	$885	$372
December 31, 2023	667	—	667
March 31, 2024	—	—	—
June 30, 2024	—	—	—
Total, end of period(2)	$1,924	$885	$1,039
(1)	Reimbursement Payments to Investment Adviser are presented with associated Expense Support Payment and not in quarter of payment.
(2)	Total includes cumulative Expense Support Payments and Reimbursement Payments since the Company’s commencement of operations.

Public Offering Escrow Agreement: The Company entered into an escrow agreement (the “Escrow Agreement”) with UMB Bank, N.A. The Company broke escrow on April 1, 2024 and June 30, 2023 for Class S Shares and Class I Shares, respectively. If the Company begins selling Class D Shares, it will accept purchase orders and hold investors’ funds in an interest-bearing escrow account for Class D Shares until we receive purchase orders pursuant to the Public Offering for at least 100 investors in Class D Shares.

Other Related Party Transactions: On April 27, 2023, an affiliate of the Investment Adviser purchased 2,000 shares of the Company’s Class F common shares (the “Class F Shares”) at $25.00 per share. Following the completion of the separate private offering (the “Private Offering”) of Class F Shares to certain accredited investors (the “Private Offering Investors”) and prior to the commencement of the Public Offering, the Company’s Class F Shares were reclassified as Class I Shares.

On May 1, 2024, an affiliate of the Investment Adviser indirectly purchased $9,900 of Class I Shares through its ownership of a feeder vehicle.

On March 1, 2025, an affiliate of the Investment Adviser indirectly purchased $6,571 of Class I Shares through its ownership of a feeder vehicle.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash. Total expenses reimbursed to the Administrator for the three and nine months ended June 30, 2025 were $3,286 and $9,254, respectively. Total expenses reimbursed to the Administrator during the three and nine months ended June 30, 2024 were $3,850 and $4,080, respectively. As of June 30, 2025 and September 30, 2024, $4,483 and $3,847, respectively (which includes $1,039 of unreimbursed Expense Support Payments as of both June 30, 2025 and September 30, 2024), of reimbursable expenses were paid by the Administrator on behalf of the Company, were included in accounts payable and other liabilities on the Consolidated Statements of Financial Condition.

The Company is party to an unsecured revolving credit facility with the Investment Adviser (as amended, the “Adviser Revolver”) which, as of June 30, 2025, permits the Company to borrow a maximum of $300,000 and expires on July 3, 2026. Refer to Note 7 for discussion of the Adviser Revolver.

Note 4. Investments

Investments as of June 30, 2025 and September 30, 2024 consisted of the following:

	As of June 30, 2025			As of September 30, 2024
	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value
Senior secured	$1,805,172	$1,800,004	$1,802,861	$728,440	$727,390	$726,380
One stop	4,741,376	4,650,373	4,715,601	2,538,097	2,498,133	2,517,780
Second lien	31,527	31,294	31,527	5,937	5,895	5,937
Subordinated debt	13,815	13,218	13,725	3,794	3,651	3,758
Structured finance note	60,425	60,384	60,567	—	—	—
Equity	N/A	44,815	46,062	N/A	11,355	11,443
Total	$6,652,315	$6,600,088	$6,670,343	$3,276,268	$3,246,424	$3,265,298

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which is not always indicative of the primary source of the portfolio company’s business.

	As of June 30, 2025		As of September 30, 2024
Amortized Cost:
United States
Southeast	$1,189,551	18.0%	$534,585	16.5%
West	1,069,153	16.2	526,728	16.2
Midwest	1,050,127	15.9	604,303	18.6
Southwest	986,435	14.9	383,689	11.8
Mid-Atlantic	859,022	13.0	674,460	20.8
Northeast	320,005	4.8	246,041	7.6
U.S. Territory	12,396	0.2	—	—
United Kingdom	412,929	6.3	105,696	3.3
Germany	218,038	3.3	100,076	3.1
Australia	160,977	2.4	—	—
Canada	98,930	1.5	12,971	0.4
Jersey	83,907	1.3	—	—
Cayman Islands	49,526	0.8	—	—
Finland	36,372	0.6	14,074	0.4
Netherlands	27,073	0.4	6,338	0.2
France	18,642	0.3	16,548	0.5
Luxembourg	5,451	0.1	20,915	0.6
Spain	1,554	0.0 *	—	—
Total	$6,600,088	100.0%	$3,246,424	100.0%

Fair Value:
United States
Southeast	$1,192,978	17.9%	$535,988	16.4%
West	1,071,926	16.1	530,262	16.2
Midwest	1,054,075	15.8	605,988	18.6
Southwest	992,872	14.9	383,001	11.7
Mid-Atlantic	867,088	13.0	676,883	20.7
Northeast	321,991	4.8	248,152	7.6
U.S. Territory	12,528	0.2	—	—
United Kingdom	424,607	6.4	109,426	3.4
Germany	236,410	3.5	103,757	3.2
Australia	163,124	2.5	—	—
Canada	99,793	1.5	12,700	0.4
Jersey	87,429	1.3	—	—
Cayman Islands	49,684	0.7	—	—
Finland	39,502	0.6	14,477	0.5
Netherlands	28,463	0.4	6,452	0.2
France	20,459	0.3	17,036	0.5
Luxembourg	5,828	0.1	21,176	0.6
Spain	1,586	0.0 *	—	—
Total	$6,670,343	100.0%	$3,265,298	100.0%
*	Represents an amount less than 0.1%

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The industry compositions of the portfolio at amortized cost and fair value as a percentage of total investments in portfolio companies as of June 30, 2025 and September 30, 2024 were as follows:

	As of June 30, 2025		As of September 30, 2024
Amortized Cost:
Aerospace & Defense	$88,938	1.4%	$28,584	0.9%
Air Freight & Logistics	50,395	0.8	—	—
Airlines	15,403	0.2	15,486	0.5
Auto Components	111,096	1.7	73,199	2.2
Automobiles	252,114	3.8	135,859	4.2
Banks	14,097	0.2	3,272	0.1
Beverages	40,722	0.6	15,399	0.5
Building Products	1,870	0.0 *	—	—
Capital Markets	53,321	0.8	10,563	0.3
Chemicals	129,562	2.0	51,044	1.6
Commercial Services & Supplies	121,930	1.8	115,451	3.6
Construction & Engineering	67,489	1.0	8,182	0.2
Construction Materials	17,092	0.3	7,416	0.2
Consumer Finance	21,153	0.3	13,939	0.4
Containers & Packaging	88,238	1.3	51,470	1.6
Diversified Consumer Services	278,123	4.2	175,558	5.4
Diversified Financial Services	371,423	5.6	119,847	3.7
Electric Utilities	6,375	0.1	—	—
Electrical Equipment	25,545	0.4	498	0.0 *
Food & Staples Retailing	10,286	0.2	10,344	0.3
Food Products	65,398	1.0	41,931	1.3
Healthcare Equipment & Supplies	234,227	3.5	121,486	3.7
Healthcare Providers & Services	463,242	7.0	210,972	6.5
Healthcare Technology	411,812	6.2	147,695	4.5
Hotels, Restaurants & Leisure	371,095	5.6	154,094	4.7
Household Durables	3,469	0.1	—	—
Household Products	21,448	0.3	8,169	0.3
Industrial Conglomerates	89,227	1.4	83,539	2.6
Insurance	390,009	5.9	218,035	6.7
IT Services	354,360	5.4	148,053	4.6
Leisure Products	50,366	0.8	88,929	2.7
Life Sciences Tools & Services	51,089	0.8	51,389	1.6
Machinery	53,329	0.8	42,739	1.3
Media	44,318	0.7	12,690	0.4
Oil, Gas & Consumable Fuels	12,249	0.2	26,664	0.8
Paper & Forest Products	5,981	0.1	—	—
Personal Products	11,028	0.2	2,006	0.1
Pharmaceuticals	109,710	1.7	19,233	0.6
Professional Services	157,978	2.4	109,655	3.4
Real Estate Management & Development	4,911	0.1	4,946	0.2
Road & Rail	21,735	0.3	14,931	0.5
Software	1,406,094	21.3	675,350	20.8
Specialty Retail	330,775	5.0	195,718	6.0
Specialized Finance	60,384	0.9	—	—
Trading Companies & Distributors	16,313	0.2	15,945	0.5
Transportation Infrastructure	67,930	1.0	—	—
Water Utilities	26,439	0.4	16,144	0.5
Total	$6,600,088	100.0%	$3,246,424	100.0%
*	Represents an amount less than 0.1%

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

	As of June 30, 2025		As of September 30, 2024
Fair Value:
Aerospace & Defense	$89,350	1.3%	$28,599	0.9%
Air Freight & Logistics	51,483	0.8	—	—
Airlines	15,436	0.2	15,468	0.5
Auto Components	110,816	1.7	73,845	2.3
Automobiles	255,129	3.8	137,696	4.2
Banks	14,192	0.2	3,336	0.1
Beverages	39,420	0.6	14,700	0.4
Building Products	1,904	0.0 *	—	—
Capital Markets	53,543	0.8	10,690	0.3
Chemicals	127,043	1.9	48,219	1.5
Commercial Services & Supplies	123,261	1.8	117,076	3.6
Construction & Engineering	67,985	1.0	8,207	0.3
Construction Materials	16,492	0.2	7,343	0.2
Consumer Finance	21,241	0.3	13,919	0.4
Containers & Packaging	89,059	1.3	51,741	1.6
Diversified Consumer Services	276,049	4.1	175,767	5.4
Diversified Financial Services	378,314	5.7	121,132	3.7
Electric Utilities	6,422	0.1	—	—
Electrical Equipment	25,864	0.4	509	0.0 *
Food & Staples Retailing	10,310	0.2	10,062	0.3
Food Products	65,998	1.0	42,429	1.3
Healthcare Equipment & Supplies	238,599	3.6	121,761	3.7
Healthcare Providers & Services	467,481	7.0	213,140	6.5
Healthcare Technology	414,997	6.2	149,233	4.6
Hotels, Restaurants & Leisure	375,387	5.6	154,457	4.7
Household Durables	3,454	0.1	—	—
Household Products	21,432	0.3	8,350	0.3
Industrial Conglomerates	90,142	1.4	83,621	2.5
Insurance	395,562	5.9	219,224	6.7
IT Services	355,952	5.3	149,165	4.6
Leisure Products	50,145	0.8	89,279	2.7
Life Sciences Tools & Services	51,572	0.8	51,626	1.6
Machinery	53,355	0.8	42,770	1.3
Media	44,068	0.7	12,593	0.4
Oil, Gas & Consumable Fuels	12,397	0.2	26,839	0.8
Paper & Forest Products	5,954	0.1	—	—
Personal Products	11,025	0.2	2,004	0.1
Pharmaceuticals	111,732	1.7	19,502	0.6
Professional Services	158,343	2.4	109,331	3.3
Real Estate Management & Development	4,895	0.1	4,823	0.1
Road & Rail	21,500	0.3	14,897	0.5
Software	1,438,617	21.6	684,549	21.0
Specialty Retail	333,360	5.0	196,498	6.0
Specialized Finance	60,567	0.9	—	—
Trading Companies & Distributors	15,379	0.2	14,784	0.5
Transportation Infrastructure	68,387	1.0	—	—
Water Utilities	26,730	0.4	16,114	0.5
Total	$6,670,343	100.0%	$3,265,298	100.0%
*	Represents an amount less than 0.1%

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 5. Derivatives

The Company enters into derivatives from time to time to help mitigate its foreign currency and interest rate risk exposures.

Forward Currency Contracts

The outstanding forward currency contracts as of June 30, 2025 were as follows:

As of June 30, 2025
Counterparty	Currency to be sold	Currency to be purchased	Settlement date	Unrealized appreciation	Unrealized depreciation
Macquarie Bank Limited	€33,000 EUR	$38,801 USD	4/19/2027	$—	$(1,260)
				$—	$(1,260)

Morgan Stanley Capital Services LLC	€14,700 EUR	$16,580 USD	4/9/2027	$—	$(1,208)
Morgan Stanley Capital Services LLC	£33,200 GBP	$42,765 USD	4/15/2027	—	(2,545)
				$—	$(3,753)

Regions Bank	£3,500 GBP	$4,426 USD	11/16/2026	$—	$(381)
Regions Bank	€22,000 EUR	$24,053 USD	12/16/2026	—	(2,585)
Regions Bank	€6,400 EUR	$6,936 USD	12/24/2026	—	(815)
Regions Bank	€24,300 EUR	$27,574 USD	4/14/2027	—	(1,977)
Regions Bank	€37,000 EUR	$43,453 USD	5/27/2027	—	(1,615)
Regions Bank	£16,900 GBP	$22,980 USD	6/16/2027	—	(188)
Regions Bank	€11,200 EUR	$13,483 USD	6/16/2027	—	(170)
				$—	$(7,731)

There were no outstanding forward currency contracts as of September 30, 2024.

The impact of forward currency contracts not designated as an effective hedge accounting relationship for the three and nine months ended June 30, 2025 and 2024 on the Consolidated Statements of Operations, including realized and unrealized gains (losses) is summarized in the table below:

Realized gain (loss) on forward currency contracts recognized in income
Risk exposure category	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Foreign exchange	$—	$—	$—	$—

Change in unrealized appreciation (depreciation) on forward currency contracts recognized in income
Risk exposure category	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Foreign exchange	$(12,446)	$—	$(12,744)	$—

The following table is a summary of the average outstanding daily volume for forward currency contracts for the three and nine months ended June 30, 2025 and 2024:

Average U.S. Dollar notional outstanding	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Forward currency contracts	$179,933	$—	$92,670	$—

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Interest Rate Swaps

In connection with the 2027 Tranche A Notes, 2029 Notes and 2030 Notes (each as defined in Note 7), the Company entered into interest rate swap agreements with Macquarie Bank Limited (“Macquarie”), SMBC Capital Markets, Inc. (“SMBC”), Regions Bank (“Regions”) and Morgan Stanley Capital Services LLC (“Morgan Stanley”) to more closely align the interest rate of such liability with its investment portfolio, which consists primarily of floating rate loans. The Company designated these interest rate swaps and the 2027 Tranche A Notes, 2029 Notes and 2030 Notes as a qualifying fair value hedge accounting relationship. See Note 7 for more information on the 2027 Tranche A Notes, 2029 Notes and 2030 Notes. The outstanding interest rate swap contracts as of June 30, 2025 and September 30, 2024 were as follows:

As of June 30, 2025
Counterparty	Hedged Item	Company Receives	Company Pays		Maturity Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
SMBC Capital Markets, Inc.	2027 Tranche A Notes	7.12%	3M SOFR+	2.5975%	9/18/2027	$225,000	$4,668	$—
SMBC Capital Markets, Inc.	2030 Notes	5.875%	D SOFR+	1.727%	5/1/2030	350,000	9,953	—
							$14,621	$—

Macquarie Bank Limited	2027 Tranche A Notes	7.12%	3M SOFR+	2.644%	9/20/2027	$75,000	$1,479	$—
Macquarie Bank Limited	2029 Notes	6.046%	3M SOFR+	2.770%	8/12/2029	150,000	—	(1,168)
							$1,479	$(1,168)

Regions Bank	2029 Notes	6.046%	3M SOFR+	2.7875%	8/12/2029	$350,000	$—	$(2,963)
							$—	$(2,963)

Morgan Stanley Capital Services LLC	2030 Notes	5.875%	D SOFR+	1.745%	5/1/2030	$150,000	$4,146	$—
							$4,146	$—

As of September 30, 2024
Counterparty	Hedged Item	Company Receives	Company Pays		Maturity Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
SMBC Capital Markets, Inc.	2027 Tranche A Notes	7.12%	3M SOFR+	2.5975%	9/18/2027	$225,000	$10,520	$—
							$10,520	$—

Macquarie Bank Limited	2027 Tranche A Notes	7.12%	3M SOFR+	2.644%	9/20/2027	$75,000	$2,351	$—
Macquarie Bank Limited	2029 Notes	6.046%	3M SOFR+	2.770%	8/12/2029	150,000	—	(247)
							$2,351	$(247)

Regions Bank	2029 Notes	6.046%	3M SOFR+	2.7875%	8/12/2029	$350,000	$—	$(1,963)
							$—	$(1,963)

As a result of the Company’s designation as a hedging instrument in a qualifying fair value hedge accounting relationship, the Company is required to fair value the hedging instrument and the related hedged item, with the changes in the fair value of each being recorded in interest expense. For the three and nine months ended June 30, 2025, the net unrealized gain/(loss) related to the fair value hedge was $260 and $(2,487), respectively, which is included in “Interest and other debt financing expenses” in the Company’s Consolidated Statements of Operations. For both the three and nine months ended June 30, 2024, the net unrealized gain/(loss) related to the fair value hedge was $(232), which is included in “Interest and other debt financing expenses” in the Company’s Consolidated Statements of Operations. The table below presents the components of the net unrealized gain/(loss) related to the fair value hedge recognized for the hedging instrument, the interest rate swaps, and the hedged items, the 2027 Tranche A Notes, 2029 Notes and 2030

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Notes, from derivatives designated in a qualifying hedge accounting relationship for the three and nine months ended June 30, 2025 and 2024.

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Hedging instruments (Interest rate swaps)	$10,402	$1,459	$5,453	$1,459
Hedged items (Unsecured notes)	(10,142)	(1,691)	(7,940)	(1,691)
Fair market value adjustments for hedge accounting recognized in interest expense	$260	$(232)	$(2,487)	$(232)

The table below presents the carrying value of the 2027 Tranche A Notes, 2029 Notes and 2030 Notes as of June 30, 2025 and September 30, 2024 that is designated in a qualifying hedging relationship and the related cumulative hedging adjustment (increase/(decrease)) from the current hedging relationship included in such carrying value:

	As of June 30, 2025		As of September 30, 2024
Description	Carrying Value	Cumulative Hedging Adjustment	Carrying Value	Cumulative Hedging Adjustment
2027 Tranche A Notes	$305,686	$5,686	$308,872	$8,872
2029 Notes	492,794	(2,804)	494,984	169
2030 Notes	508,660	14,099	—	—

Offsetting Derivatives

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with each of its derivative counterparties, Macquarie, SMBC, Regions and Morgan Stanley (together with Macquarie, SMBC and Regions, the “Counterparties” and each a “Counterparty”). Each ISDA Master Agreement is a bilateral agreement between the Company and each Counterparty that governs over-the-counter (“OTC”) derivatives, including forward currency contracts and interest rate swaps, and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement with SMBC permits a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from either Counterparty, if any, is included in the Consolidated Statements of Financial Condition as other assets or other liabilities. There was no collateral pledged for derivatives included in other assets on the Consolidated Statements of Financial Condition as of both June 30, 2025 and September 30, 2024. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following table is intended to provide additional information about the effect of the offsetting derivative contracts on the consolidated financial statements of the Company including: the location of those fair values on the Consolidated Statements of Financial Condition, and the Company’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Company as of June 30, 2025 and September 30, 2024.

As of June 30, 2025
Counterparty	Instrument	Statement of Financial Condition Location of Amounts	Gross Amount of Recognized Assets	Gross Amount of Recognized (Liabilities)	Net amounts presented in the Consolidated Statements of Financial Condition	Collateral (Received) / Pledged(1)	Net Amounts(2)
Regions Bank	Interest rate swaps	Net unrealized depreciation on derivatives	$—	$(2,963)	$(2,963)	$—	$(2,963)
Regions Bank	Foreign currency forward contracts	Net unrealized depreciation on derivatives	—	(7,731)	(7,731)	—	(7,731)
SMBC Capital Markets, Inc.	Interest rate swaps	Net unrealized appreciation on derivatives	14,621	—	14,621	—	14,621
Macquarie Bank Limited	Interest rate swaps	Net unrealized appreciation on derivatives	1,479	(1,168)	311	—	311
Macquarie Bank Limited	Foreign currency forward contracts	Net unrealized depreciation on derivatives	—	(1,260)	(1,260)	—	(1,260)
Morgan Stanley Capital Services LLC	Interest rate swaps	Net unrealized appreciation on derivatives	4,146	—	4,146	—	4,146
Morgan Stanley Capital Services LLC	Foreign currency forward contracts	Net unrealized depreciation on derivatives	—	(3,753)	(3,753)	—	(3,753)

As of September 30, 2024
Counterparty	Instrument	Statement of Financial Condition Location of Amounts	Gross Amount of Recognized Assets	Gross Amount of Recognized (Liabilities)	Net amounts presented in the Consolidated Statements of Financial Condition	Collateral (Received) / Pledged(1)	Net Amounts(2)
Regions Bank	Interest rate swaps	Net unrealized depreciation on derivatives	$—	$(1,963)	$(1,963)	$—	$(1,963)
SMBC Capital Markets, Inc.	Interest rate swaps	Net unrealized appreciation on derivatives	10,520	—	10,520	—	10,520
Macquarie Bank Limited	Interest rate swaps	Net unrealized appreciation on derivatives	2,351	(247)	2,104	—	2,104
(1)	The actual collateral pledged could be more than the amount shown due to over collateralization.
(2)	Represents the net amount due from/(to) counterparties in the event of default.

Exclusion of the Investment Adviser from Commodity Pool Operator Definition

Engaging in commodity interest transactions such as swap transactions or futures contracts for the Company could cause the Investment Adviser to fall within the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and related Commodity Futures Trading Commission (the “CFTC”) regulations. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA and the CFTC regulations in connection with its management of the Company and, therefore, is not subject to CFTC registration or regulation under the CEA as a commodity pool operator with respect to its management of the Company.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 6. Fair Value Measurements

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Effective August 2, 2024, the Board designated the Investment Adviser as the Company’s Valuation Designee in accordance with Rule 2a-5 under the 1940 Act. The Company’s fair value analysis, currently undertaken by the Valuation Designee, includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. The Valuation Designee assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. During the nine months ended June 30, 2025, certain debt investments with a fair value of $7,992 transferred from Level 2 to Level 3 of the fair value hierarchy and certain debt investments with a fair value of $22,872 transferred from Level 3 to Level 2 of the fair value hierarchy. During the nine months ended June 30, 2024, certain debt investments with a fair value of $8,846 transferred from Level 2 to Level 3 of the fair value hierarchy and certain debt investments with a fair value of $5,274 transferred from Level 2 to Level 3 of the fair value hierarchy. The transfers into or out of Level 3 were primarily due to decreased or increased transparency of the observable prices for both the nine months ended June 30, 2025 and 2024. The following section describes the valuation techniques used to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value based on unobservable inputs significant to their fair value as determined in good faith by the Valuation Designee, and may be based on input of the Valuation Designee’s personnel and independent valuation firms that have been engaged by or at the direction of the Valuation Designee to assist in the valuation of each portfolio investment without a readily available market quotation at least every other quarter under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with each portfolio investment being reviewed at least every other quarter (subject to a de minimis threshold) with approximately 50% (based on the fair value of the portfolio company investments) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

As of June 30, 2025, $1,319,408 and $5,350,935 of investments were valued using Level 2 inputs and Level 3 inputs, respectively. As of September 30, 2024, $615,715 and $2,649,583 of investments were valued using Level 2 inputs and Level 3 inputs, respectively. As of June 30, 2025 and September 30, 2024, all interest rate swaps were valued using Level 2 inputs and all money market funds included in cash and cash equivalents and restricted cash and cash equivalents were valued using Level 1 inputs. As of June 30, 2025, all forward currency contracts were valued using Level 2 inputs.

When determining fair value of Level 3 portfolio investments, the Valuation Designee takes into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly-traded securities, and changes in the interest rate environment and the credit markets generally that affect the price at which similar investments are made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). A portfolio company’s EBITDA can include pro-forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Valuation Designee will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Valuation Designee uses a market interest rate yield analysis to determine fair value.

In addition, for certain debt investments, the Valuation Designee bases its valuation on indicative bid and ask prices provided by an independent third-party pricing service. Bid prices reflect the highest price that the Company and others could be willing to pay. Ask prices represent the lowest price that the Company and others could be willing to accept. The Valuation Designee generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments could differ significantly from the values that would have been used had a ready market existed for such investments and could differ materially from the values that are ultimately received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly-traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following tables present fair value measurements of the Company’s investments and indicate the fair value hierarchy of the valuation techniques utilized to determine such fair value as of June 30, 2025 and September 30, 2024:

As of June 30, 2025	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$1,319,408	$5,304,873	$6,624,281
Equity investments(1)	—	—	46,062	46,062
Money market funds(1)(2)	17,734	—	—	17,734
Interest rate swaps	—	20,246	—	20,246
Total assets, at fair value:	$17,734	$1,339,654	$5,350,935	$6,708,323
Liabilities, at fair value:
Forward currency contracts	$—	$(12,744)	$—	$(12,744)
Interest rate swaps	—	(4,131)	—	(4,131)
Total liabilities, at fair value:	$—	$(16,875)	$—	$(16,875)

As of September 30, 2024	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$615,715	$2,638,140	$3,253,855
Equity investments(1)	—	—	11,443	11,443
Money market funds(1)(2)	93,069	—	—	93,069
Interest rate swaps	—	12,871	—	12,871
Total assets, at fair value:	$93,069	$628,586	$2,649,583	$3,371,238
Liabilities, at fair value:
Interest rate swaps	$—	$(2,210)	$—	$(2,210)
Total liabilities, at fair value:	$—	$(2,210)	$—	$(2,210)
(1)	Refer to the Consolidated Schedules of Investments for further details.
(2)	Included in cash and cash equivalents and restricted cash and cash equivalents on the Consolidated Statements of Financial Condition.

The net change in unrealized appreciation (depreciation) for the three and nine months ended June 30, 2025 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held as of June 30, 2025 was $45,227 and $51,099, respectively. The net change in unrealized appreciation (depreciation) for the three and nine months ended June 30, 2024 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held as of June 30, 2024 was $618 and $7,555, respectively.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following tables present the changes in investments measured at fair value using Level 3 inputs for the nine months ended June 30, 2025 and 2024.

	For the nine months ended June 30, 2025
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$2,638,140	$11,443	$2,649,583
Net change in unrealized appreciation (depreciation) on investments	12,819	1,159	13,978
Net translation of investments in foreign currencies	35,679	—	35,679
Realized gain (loss) on investments	1	—	1
Realized gain (loss) on translation of investments in foreign currencies	(23)	—	(23)
Fundings of (proceeds from) revolving loans, net	8,896	—	8,896
Purchases and fundings of investments	2,879,760	32,811	2,912,571
PIK interest and non-cash dividends	14,928	649	15,577
Proceeds from principal payments and sales of portfolio investments	(280,015)	—	(280,015)
Accretion of discounts and amortization of premiums	9,568	—	9,568
Transfers into Level 3(1)	7,992	—	7,992
Transfers out of Level 3(1)	(22,872)	—	(22,872)
Fair value, end of period	$5,304,873	$46,062	$5,350,935

	For the nine months ended June 30, 2024
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,038,605	$94	$1,038,699
Net change in unrealized appreciation (depreciation) on investments	6,276	35	6,311
Net translation of investments in foreign currencies	453	—	453
Realized gain (loss) on investments	(610)	—	(610)
Realized gain (loss) on translation of investments in foreign currencies	19	—	19
Fundings of (proceeds from) revolving loans, net	2,173	—	2,173
Purchases and fundings of investments	1,179,528	2,372	1,181,900
PIK interest and non-cash dividends	3,139	—	3,139
Proceeds from principal payments and sales of portfolio investments	(121,691)	—	(121,691)
Accretion of discounts and amortization of premiums	5,655	—	5,655
Transfers into Level 3(1)	8,846	—	8,846
Transfers out of Level 3(1)	(5,274)	—	(5,274)
Fair value, end of period	$2,117,119	$2,501	$2,119,620
(1)	Transfers between levels are recognized at the beginning of the period in which the transfers occur.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of June 30, 2025 and September 30, 2024:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of June 30, 2025	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans	$279,751	Yield analysis	Market interest rate	7.3% - 10.0% (8.4%)
		Market comparable companies	EBITDA multiples	6.0x - 20.0x (14.4x)
	216,055	Broker quotes	Broker quotes	N/A
One stop loans(2)(3)	$4,715,601	Yield analysis	Market interest rate	3.8% - 20.0% (8.9%)
		Market comparable companies	EBITDA multiples	5.3x - 36.0x (16.6x)
		Market comparable companies	Revenue multiples	1.8x - 15.0x (8.5x)
Subordinated debt and second lien loans	$45,252	Yield analysis	Market interest rate	8.8% - 15.0% (9.8%)
		Market comparable companies	EBITDA multiples	13.0x - 24.0x (15.3x)
Structured finance note	$38,714	Broker quotes	Broker quotes	N/A
	9,500	Transactional value	Cost	N/A
Equity(4)	$46,062	Market comparable companies	EBITDA multiples	7.3x - 27.6x (19.3x)
			Revenue multiples	1.8x - 14.7x (10.7x)
(1)	Unobservable inputs were weighted by the relative fair value of the instruments.
(2)	The Company valued $4,189,388 and $526,213 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(3)	$24,287 of loans at fair value were valued using the market comparable companies approach only.
(4)	The Company valued $37,088 and $8,974 of equity investments using EBITDA and revenue multiples, respectively.
Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of September 30, 2024	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans	$59,113	Yield analysis	Market interest rate	8.5% - 12.3% (9.4%)
		Market comparable companies	EBITDA multiples	6.5x - 20.0x (10.3x)
	51,552	Broker quotes	Broker quotes	N/A
One stop loans(2)	$2,463,600	Yield analysis	Market interest rate	6.3% - 21.0% (9.3%)
		Market comparable companies	EBITDA multiples	8.0x - 38.0x (16.1x)
		Market comparable companies	Revenue multiples	1.5x - 16.5x (7.8x)
	54,180	Broker quotes	Broker quotes	N/A
Subordinated debt and second lien loans	$9,695	Yield analysis	Market interest rate	10.8% - 15.0% (11.7%)
		Market comparable companies	EBITDA multiples	9.9x - 24.0x (14.3x)
Equity(3)	$11,443	Market comparable companies	EBITDA multiples	9.0x - 22.7x (15.6x)
			Revenue multiples	1.5x - 2.8x (1.5x)
(1)	Unobservable inputs were weighted by the relative fair value of the instruments.
(2)	The Company valued $2,205,794 and $257,806 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(3)	The Company valued $10,343 and $1,100 of equity investments using EBITDA and revenue multiples, respectively.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Valuation Designee.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments are EBITDA multiples, revenue multiples and market interest rates. The Valuation Designee uses EBITDA multiples and, to a lesser extent, revenue multiples on the Company’s debt and equity investments to determine any credit gains or losses. Increases or decreases in either of these inputs in isolation would have resulted in a significantly lower or higher fair value measurement. The Valuation Designee uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield was significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan could have been lower.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the Consolidated Statements of Financial Condition due to their short maturity. The fair value of the Company’s 2029 Notes and 2030 Notes are based on vendor pricing received by the Company, which is considered a Level 2 input. The fair value of the Company’s remaining debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

The following are the carrying values and fair values of the Company’s debt and other short-term borrowings as of June 30, 2025 and September 30, 2024:

	As of June 30, 2025		As of September 30, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt(1)	$3,630,493	$3,651,447	$1,588,492	$1,594,735
Other short-term borrowings	27,707	27,707	—	—
(1)	As of June 30, 2025, carrying value is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship related to the 2027 Tranche A Notes, 2029 Notes and 2030 Notes. As of September 30, 2024, carrying value is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship related to the 2027 Tranche A Notes and 2029 Notes. See Note 5 for additional information.

Note 7. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On May 17, 2023, the Company’s sole shareholder approved the application of the reduced asset coverage requirements of Section 61(a)(2) of the 1940 Act and declined the Company’s offer to repurchase all of its outstanding common shares. As a result of such approval, effective as of May 18, 2023, the Company’s asset coverage requirement was reduced from 200% to 150%, or a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement under the 1940 Act. As of June 30, 2025, the Company’s asset coverage for borrowed amounts was 182.5%.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

2023 Debt Securitization: On September 21, 2023, the Company completed a $693,620 term debt securitization (the “2023 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to the overall asset coverage requirement. The notes offered in the 2023 Debt Securitization (the “2023 Notes”) were issued by the 2023 Issuer and are backed by a diversified portfolio of senior secured and second lien loans. The 2023 Notes offered in the 2023 Debt Securitization consist of $395,500 of AAA Class A-1 Notes (the “Class A-1 Notes”), which bear interest at three-month term SOFR plus 2.40%; $38,500 of AAA Class A-2 Notes (the “Class A-2 Notes”), which bear interest at three-month term SOFR plus 2.30%; and $259,620 of subordinated notes, which do not bear interest (the “Subordinated 2023 Notes”). The Company indirectly retained all of the Subordinated 2023 Notes which were eliminated in consolidation. On September 9, 2024, the Company sold the previously retained Class A-2 Notes to a third party. The Class A-1 Notes and Class A-2 Notes are included in the June 30, 2025 and September 30, 2024 Consolidated Statements of Financial Condition as debt of the Company.

Through October 26, 2027, all principal collections received on the underlying collateral may be used by the 2023 Issuer to purchase new collateral under the direction of the Investment Adviser, in its capacity as collateral manager of the 2023 Issuer, in accordance with the Company’s investment strategy and subject to customary conditions set forth in the documents governing the 2023 Debt Securitization, allowing the Company to maintain the initial leverage in the 2023 Debt Securitization. The Class A-1 and Class A-2 Notes are due on October 26, 2035. The Subordinated 2023 Notes are due in 2123.

As of June 30, 2025 and September 30, 2024, there were 72 and 70 portfolio companies, respectively, with total fair value of $684,448 and $688,016, respectively, securing the 2023 Notes. The pool of loans in the 2023 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. The interest charged under the 2023 Debt Securitization is based on three-month term SOFR. The three-month term SOFR in effect as of June 30, 2025 based on the last interest rate reset was 4.3%.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

For the three and nine months ended June 30, 2025 and 2024, the components of interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for the 2023 Debt Securitization were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$7,327	$7,722	$22,675	$23,308
Accretion of discounts on notes issued	24	—	72	—
Amortization of debt issuance costs	112	112	336	337
Total interest and other debt financing expenses	$7,463	$7,834	$23,083	$23,645
Cash paid for interest expense	$7,340	$7,722	$23,721	$18,556
Annualized average stated interest rate	6.8%	7.9%	7.0%	7.9%
Average outstanding balance	$434,000	$395,500	$434,000	$395,500

As of June 30, 2025, the classes, amounts, ratings and interest rates (expressed as a spread to three-month term SOFR, as applicable) of the Class A-1 and A-2 Notes are as follows:

Description	Class A-1 Notes	Class A-2 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$395,500	$38,500
S&P Rating	“AAA”	“AAA”
Fitch Rating	“AAA”	“NR”
Interest Rate	SOFR + 2.40%	SOFR + 2.30%

The Investment Adviser serves as collateral manager to the 2023 Issuer and receives a fee for providing these services. The total fees payable by the Company under the Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees paid to the Investment Adviser by the 2023 Issuer for rendering such collateral management services.

SMBC Credit Facility: On September 6, 2023, the Company entered into a senior secured revolving credit facility (the “SMBC Credit Facility”) with the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto. As of June 30, 2025, the SMBC Credit Facility allowed the Company to borrow up to $2,478,000 in U.S. dollars and certain agreed upon foreign currencies, subject to leverage and borrowing base restrictions, which includes a term loan commitment of $87,500. Under the SMBC Credit Facility, the lenders have agreed to provide the Company with an option for the Company to request, at one or more times, that existing and/or new lenders, at their election, provide additional commitments up to $3,000,000. On November 22, 2024, the Company entered into the third amendment to the SMBC Credit Facility (the “Third SMBC Amendment”). The Third SMBC Amendment, among other things, (a) increased the total commitment facility amount from $1,115,000 to $1,240,000 through the addition of new lenders, (b) extended the maturity date to November 22, 2029, (c) reduced the applicable margin on borrowings under the SMBC Credit Facility to 0.875% for any ABR Loan (as defined in the SMBC Credit Facility) and 1.875% for any Term Benchmark Loan or RFR Loan (as defined in the SMBC Credit Facility) and (d) reduced the commitment fee on the daily unused portion of commitments to 0.35% per annum. On March 5, 2025, the Company entered into an agreement with new lenders to increase aggregate commitments under the SMBC Credit Facility from $1,240,000 to $1,440,000 through the accordion feature under the SMBC Credit Facility, which includes a term loan commitment that was increased from $37,500 to $50,000. On June 26, 2025, the Company entered into the fourth amendment to the SMBC Credit Facility (the “Fourth SMBC Amendment”). The Fourth SMBC Amendment, among other things, (a) increased the total commitment facility amount from $1,440,000 to $2,478,000 through the addition of a new lender and increased commitments from certain existing lenders, which includes a $37,500 term loan commitment and (b) increased the accordion feature, which allows the Company, under certain circumstances, to increase the total size of the facility to a total facility size of $3,000,000 from $2,000,000.

The SMBC Credit Facility provides for the issuance of letters of credit in an initial aggregate face amount of up to $50,000, subject to increase or reduction from time to time pursuant to the terms of the SMBC Credit Facility.

The SMBC Credit Facility is secured by a first priority security interest in substantially all of the assets of the Company and certain of the Company’s subsidiaries thereunder.

Borrowings under the SMBC Credit Facility bear interest at the applicable base rate plus a margin of either 0.875% or 1.875%. The applicable base rate under the SMBC Credit Facility is (i) SOFR with respect to any advances denominated in U.S. dollars plus an

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

adjustment of 0.10%, (ii) SONIA with respect to any advances denominated in U.K. pound sterling plus an adjustment of 0.0326%, (iii) EURIBOR with respect to any advances denominated in euros, (iv) CORRA with respect to any advances denominated in Canadian Dollars plus an adjustment of 0.29547% for one-month tenor loans and 0.32138% for three-month tenor loans, (v) the Bank Bill Swap Rate with respect to any advances denominated in Australian Dollars plus an adjustment of 0.20% and (vi) the relevant rate as defined in the SMBC Credit Facility for borrowings in other currencies.

The Company pays a commitment fee of 0.35% per annum on the daily unused portion of commitments under the SMBC Credit Facility. The Company is also required to pay letter of credit participation fees and a fronting fee on the daily amount of any lender’s exposure with respect to any letters of credit issued at the request of the Company under the SMBC Credit Facility. The Company may request borrowings on the SMBC Credit Facility (the “Availability Period”) through November 22, 2028 (the “Commitment Termination Date”), and the SMBC Credit Facility requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Commitment Termination Date. The SMBC Credit Facility matures on November 22, 2029.

As of June 30, 2025 and September 30, 2024, the Company had outstanding debt of $1,465,885 and $223,854, respectively, and no letters of credit outstanding under the SMBC Credit Facility.

For the three and nine months ended June 30, 2025 and 2024, the components of interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for the SMBC Credit Facility were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$16,370	$6,782	$29,911	$17,571
Facility fees	366	296	1,801	939
Amortization of debt issuance costs	930	412	2,299	1,055
Total interest and other debt financing expenses	$17,666	$7,490	$34,011	$19,565
Cash paid for interest expense	$13,609	$7,113	$28,782	$17,978
Annualized average stated interest rate(1)	6.0%	7.3%	5.9%	7.4%
Average outstanding balance	$1,093,822	$375,648	$676,057	$318,450
(1)	The annualized average stated interest rate reflects the translation of the stated interest expense and borrowings in foreign currencies to U.S. dollars.

BANA Credit Facility: On May 9, 2025, GCRED Funding, a direct wholly-owned subsidiary of the Company, entered into a revolving credit and security agreement (the “BANA Credit Facility”) with the Company, as servicer, Bank of America, N.A., as administrative agent and sole lender, and Computershare Trust Company, N.A., as collateral custodian. Under the BANA Credit Facility, the lenders have agreed to extend credit to GCRED Funding in an aggregate principal amount of up to $500,000 as of May 9, 2025. GCRED Funding may request drawdowns under the BANA Credit Facility through May 9, 2028 and the BANA Credit Facility will mature on May 9, 2031, the sixth anniversary of the closing date of the BANA Credit Facility.

Borrowings under the BANA Credit Facility accrue interest at a rate per annum equal to the floating rate applicable to the currency of such borrowing (which, for U.S. dollar-denominated borrowings, is three-month term SOFR), plus an applicable margin, which is based on the composition of the portfolio and ranges from a floor of 1.70% per annum to 1.95% per annum. Additionally, GCRED Funding pays a commitment fee on the unused portion of commitments of (i) 0.25% per annum through September 9, 2025 and (ii) either 0.50% or 1.75% per annum, based on the amount of the unfunded commitments. A reduction fee may be payable in the event of any permanent reduction in commitments of the BANA Credit Facility.

The BANA Credit Facility is secured by all of the assets held by GCRED Funding. GCRED Funding has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The borrowings of the Company, including under BANA Credit Facility, are subject to the leverage restrictions contained in the 1940 Act.

As of June 30, 2025, the Company had $269,000 of outstanding debt under the BANA Credit Facility.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

For the three and nine months ended June 30, 2025 and 2024, the components of interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for the BANA Credit Facility were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$1,546	$—	$1,546	$—
Facility fees	122	—	122	—
Amortization of debt issuance costs	91	—	91	—
Total interest and other debt financing expenses	$1,759	$—	$1,759	$—
Cash paid for interest expense	$—	$—	$—	$—
Annualized average stated interest rate	6.3%	N/A	6.3%	N/A
Average outstanding balance	$97,626	$—	$32,542	$—

2027 Notes: On May 22, 2024, the Company entered into a Master Note Purchase Agreement (the “Master Note Purchase Agreement”), governing the issuance of $300,000 aggregate principal amount of 7.12% Tranche A Series 2024A Senior Notes due November 18, 2027 (the “2027 Tranche A Notes”), $100,000 aggregate principal amount of Tranche B Floating Rate Series 2024A Senior Notes due November 18, 2027 (the “2027 Tranche B Notes”), and €25,000 aggregate principal amount of Tranche C Floating Rate Series 2024A Senior Notes due November 18, 2027 (the “2027 Tranche C Notes” and, together with the 2027 Tranche A Notes and 2027 Tranche B Notes, the “2027 Notes”), to qualified institutional investors in a private placement. The 2027 Tranche A Notes bear interest at a rate equal to 7.12% per annum that is payable semi-annually on February 5 and August 5 of each year. The 2027 Tranche B Notes bear interest at a rate equal to Term SOFR plus 2.63% that is payable quarterly on February 5, May 5, August 5 and November 5 of each year. The 2027 Tranche C Notes bear interest at a rate equal to EURIBOR plus 2.29% that is payable semi-annually on February 5 and August 5 of each year.

The 2027 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if applicable, a make-whole premium. In addition, the Company is obligated to offer to prepay the 2027 Notes at par plus accrued and unpaid interest up to, but excluding, the date of prepayment, if certain change in control events occur. The 2027 Notes are general unsecured obligations of the Company that rank pari-passu, or equal in right of payment, with all outstanding and future unsecured and unsubordinated indebtedness issued by the Company.

On May 8, 2024, the Company entered into interest rate swap agreements on the 2027 Tranche A Notes with SMBC and Macquarie as counterparties. Under the terms of the agreement with SMBC, the Company (i) receives a fixed interest rate of 7.12% and (ii) pays SMBC a floating interest rate of three-month Term SOFR plus 2.5975% on the first $225,000 of the 2027 Tranche A Notes. Under the terms of the agreement with Macquarie, the Company (i) receives a fixed interest rate of 7.12% and (ii) pays Macquarie a floating interest rate of three-month Term SOFR plus 2.644% on the second $75,000 of the 2027 Tranche A Notes. The Company designated these interest rate swaps and the 2027 Tranche A Notes as a qualifying fair value hedge accounting relationship. See Note 5 for more information.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

For the three and nine months ended June 30, 2025 and 2024, the components of interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for the 2027 Notes were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$7,463	$3,352	$22,523	$3,352
Net contractual interest rate swap expense	(87)	331	165	331
Net (gain)/loss related to fair value hedge	(139)	232	3,537	232
Amortization of debt issuance costs	423	184	1,296	184
Total interest and other debt financing expenses	$7,660	$4,099	$27,521	$4,099
Cash paid (received) for interest expense(1)	$(1,073)	$448	$14,887	$448
Annualized average interest rate swap and stated interest rate(2)	6.9%	7.9%	7.1%	7.9%
Average outstanding balance	$427,049	$187,719	$427,840	$62,345
(1)	Includes cash paid or received for contractual interest rate swaps, which may have different contractual settlement dates among the (i) fixed interest leg, (ii) floating interest leg and (iii) the debt instrument.
(2)	The annualized average stated interest rate reflects the translation of the stated interest expense and borrowings in foreign currencies to U.S. dollars.

2029 Notes: On September 12, 2024, the Company issued $500,000 in aggregate principal amount of unsecured notes (the “2029 Notes”). As of June 30, 2025, the outstanding aggregate principal amount of the 2029 Notes was $500,000. The 2029 Notes bear interest at a rate of 5.800% per year payable semi-annually on March 12 and September 12 of each year, commencing on March 12, 2025. The 2029 Notes mature on September 12, 2029.

The 2029 Notes are the Company’s general unsecured obligations that rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the 2029 Notes. The 2029 Notes rank equally in right of payment with all of the Company’s existing and future senior liabilities that are not so subordinated, effectively junior to all of the Company’s existing and future secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebted (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

At any time or from time to time, the Company may redeem some or all of the 2029 Notes at a redemption price equal to the greater of (1) 100% of the principal amount of the 2029 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on the 2029 Notes on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 40 basis points less interest accrued to the date of redemption. If the Company redeems any 2029 Notes on or after August 12, 2029 (the date falling one month prior to the maturity date of the 2029 Notes), the redemption price for the 2029 Notes will be equal to 100% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date. No sinking fund is provided for the 2029 Notes.

On September 5, 2024, the Company entered into interest rate swap agreements on the 2029 Notes with Regions and Macquarie as counterparties. Under the agreement with Regions, the Company (i) receives a fixed interest rate of 6.046% and (ii) pays Regions a floating interest rate of three-month Term SOFR plus 2.7875% on the first $350,000 of the 2029 Notes. Under the agreement with Macquarie, the Company (i) receives a fixed interest rate of 6.046% and (ii) pays Macquarie a floating interest rate of three-month Term SOFR plus 2.770% on the second $150,000 of the 2029 Notes. The Company designated these interest rate swaps and the 2029 Notes as a qualifying fair value hedge accounting relationship. See Note 5 for more information.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

For the three and nine months ended June 30, 2025 and 2024, the components of interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for the 2029 Notes were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$7,250	$—	$21,750	$—
Net contractual interest rate swap expense	1,399	—	4,951	—
Net (gain)/loss related to fair value hedge	(121)	—	(1,051)	—
Accretion of discounts on notes issued	261	—	783	—
Amortization of debt issuance costs	284	—	866	—
Total interest and other debt financing expenses	$9,073	$—	$27,299	$—
Cash paid (received) for interest expense(1)	$9,048	$—	$27,172	$—
Annualized average interest rate swap and stated interest rate	6.9%	N/A	7.1%	N/A
Average outstanding balance	$500,000	$—	$500,000	$—
(1)	Includes cash paid or received for contractual interest rate swaps, which may have different contractual settlement dates among the (i) fixed interest leg, (ii) floating interest leg and (iii) the debt instrument.

2030 Notes: On February 24, 2025, the Company issued $500,000 in aggregate principal amount of unsecured notes (the “2030 Notes”). As of June 30, 2025, the outstanding aggregate principal amount of the 2030 Notes was $500,000. The 2030 Notes bear interest at a rate of 5.875% per year payable semi-annually on May 1 and November 1 of each year, commencing on November 1, 2025. The 2030 Notes mature on May 1, 2030.

The 2030 Notes are the Company’s general unsecured obligations that rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the 2030 Notes. The 2030 Notes rank equally in right of payment with all of the Company’s existing and future senior liabilities that are not so subordinated, effectively junior to all of the Company’s existing and future secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebted (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

At any time or from time to time, the Company may redeem some or all of the 2030 Notes at a redemption price equal to the greater of (1) 100% of the principal amount of the 2030 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on the 2030 Notes on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 30 basis points less interest accrued to the date of redemption. If the Company redeems any 2030 Notes on or after April 1, 2030 (the date falling one month prior to the maturity date of the 2030 Notes), the redemption price for the 2030 Notes will be equal to 100% of the principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date. No sinking fund is provided for the 2030 Notes.

On February 19, 2025, the Company entered into interest rate swap agreements with SMBC and Morgan Stanley as counterparties. Under the agreement with SMBC, the Company (i) receives a fixed interest rate of 5.875% and (ii) pays SMBC a floating interest rate of SOFR plus 1.727% on the first $350,000 of the 2030 Notes. Under the agreement with Morgan Stanley, the Company (i) receives a fixed interest rate of 5.875% and (ii) pays Morgan Stanley a floating interest rate of SOFR plus 1.745% on the second $150,000 of the 2030 Notes. The Company designated these interest rate swaps and the 2030 Notes as a qualifying fair value hedge accounting relationship. See Note 5 for more information.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

For the three and nine months ended June 30, 2025 and 2024, the components of interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for the 2030 Notes were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$7,348	$—	$10,367	$—
Net contractual interest rate swap expense	333	—	344	—
Net (gain)/loss related to fair value hedge	—	—	—	—
Accretion of discounts on notes issued	280	—	391	—
Amortization of debt issuance costs	291	—	417	—
Total interest and other debt financing expenses	$8,252	$—	$11,519	$—
Cash paid (received) for interest expense(1)	$5,579	$—	$5,579	$—
Annualized average interest rate swap and stated interest rate	6.2%	N/A	6.2%	N/A
Average outstanding balance	$500,000	$—	$232,601	$—

(1)Includes cash paid or received for contractual interest rate swaps, which may have different contractual settlement dates among the (i) fixed interest leg, (ii) floating interest leg and (iii) the debt instrument.

Adviser Revolver: The Company has entered into the Adviser Revolver with the Investment Adviser pursuant to which, as of June 30, 2025, permitted the Company to borrow up to $300,000 in U.S. dollars and certain agreed upon foreign currencies and which had a maturity date of July 3, 2026. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate (“AFR”). As of June 30, 2025, the short-term AFR in effect on the Adviser Revolver based on the last interest rate reset was 4.1%. As of June 30, 2025, the Company had outstanding debt of $26,000 under the Adviser Revolver. As of September 30, 2024, the Company had no outstanding debt under the Adviser Revolver.

For the three and nine months ended June 30, 2025 and 2024, the stated interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for the Adviser Revolver were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$535	$—	$535	$1
Cash paid for interest expense	—	—	—	1
Annualized average stated interest rate	4.1%	N/A	4.1%	5.0%
Average outstanding balance	$52,302	$—	$17,434	$38

Other Short-Term Borrowings: Borrowings with original maturities of less than one year are classified as short-term. The Company’s short-term borrowings are the result of investments that were sold under repurchase agreements. Investments sold under repurchase agreements are accounted for as collateralized borrowings as the sale of the investment does not qualify for sale accounting under ASC Topic 860 and remains as an investment on the Consolidated Statements of Financial Condition. The Company includes other short-term borrowings in the balance of outstanding indebtedness in the calculation of the Company’s asset coverage requirement under the 1940 Act.

As of June 30, 2025, the Company had $27,707 of other short-term borrowings and the fair value of the loans associated with the short-term borrowings was $27,707. As of September 30, 2024, the Company had no short-term borrowings.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

For the three and nine months ended June 30, 2025 and 2024, the components of interest expense, cash paid for interest expense, annualized average stated interest rates and average outstanding balances for short-term borrowings were as follows:

	Three months ended June 30,		Nine months ended June 30,
	2025	2024	2025	2024
Stated interest expense	$59	$—	$59	$—
Facility fees	—	—	—	—
Amortization of debt issuance costs	—	—	—	—
Total interest and other debt financing expenses	$59	$—	$59	$—
Cash paid for interest expense	$—	$—	$—	$—
Annualized average stated interest rate	5.5%	N/A	5.5%	N/A
Average outstanding balance	$4,263	$—	$1,421	$—

For the three and nine months ended June 30, 2025, the average total debt outstanding was $3,109,062 and $2,321,894, respectively. For the three and nine months ended June 30, 2024, the average total debt outstanding was $958,867 and $776,333, respectively.

For the three and nine months ended June 30, 2025, the effective annualized average interest rate, which includes amortization of debt financing costs, non-usage facility fees and the net contractual interest rate swap expense on the 2027 Tranche A Notes, 2029 Notes and 2030 Notes but excluding the net gain/(loss) related to the fair value hedges associated with the 2027 Tranche A Notes, 2029 Notes and 2030 Notes, on the Company’s total debt was 6.8% and 7.1%, respectively. For the three and nine months ended June 30, 2024, the effective annualized average interest rate, which includes amortization of debt financing costs, non-usage facility fees and the net contractual interest rate swap expense on the 2027 Tranche A Notes but excluding the net gain/(loss) related to the fair value hedges associated with the 2027 Tranche A Notes, on the Company’s total debt was 8.0% and 8.1%, respectively.

A summary of the Company’s maturity requirements for borrowings as of June 30, 2025 is as follows:

	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2023 Debt Securitization(1)	$433,014	$—	$—	$—	$433,014
SMBC Credit Facility	1,465,885	—	—	1,465,885	—
BANA Credit Facility	269,000	—	—	—	269,000
2027 Notes(2)	435,140	—	435,140	—	—
2029 Notes(1)(2)	492,794	—	—	492,794	—
2030 Notes(1)(2)	508,660	—	—	508,660	—
Adviser Revolver	26,000	—	26,000	—	—
Other short-term borrowings	27,707	27,707	—	—	—
Total borrowings	$3,658,200	$27,707	$461,140	$2,467,339	$702,014
(1)	Represents principal outstanding plus unamortized premium and / or unaccreted original issue discount.
(2)	Carrying value is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship. See Note 5 for additional information.

Note 8. Commitments and Contingencies

Commitments: As of June 30, 2025, the Company had outstanding commitments to fund investments totaling $1,475,002, including $380,300 of commitments on undrawn revolvers. As of September 30, 2024, the Company had outstanding commitments to fund investments totaling $676,610, including $174,900 of commitments on undrawn revolvers.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims against the Company that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Off-balance sheet risk: Off-balance sheet risk refers to an unrecorded potential liability that could result in a future obligation or loss, even though it does not appear on the Consolidated Statements of Financial Condition. The Company has entered and, in the future, could again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. Refer to Note 5 for outstanding forward currency contracts and interest rate swap agreements as of June 30, 2025 and September 30, 2024. Derivative instruments can be affected by market conditions, such as interest rate and foreign currency volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and could realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.

Concentration of credit and counterparty risk: Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company could be exposed to risk.

The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Legal proceedings: In the normal course of business, the Company is subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

Note 9. Financial Highlights

The financial highlights for the Company are as follows:

	Nine months ended June 30,
	2025		2024
Per share data:(1)	Class I	Class S˄˄	Class I	Class S˄˄
Net asset value at beginning of period	$25.10	$25.10	$25.00	$25.17
Distributions declared:(2)
From net investment income - after tax	(1.73)	(1.57)	(1.97)	(0.61)
Net investment income - after tax	1.64	1.64	1.90	0.62
Net realized gain (loss) on investment transactions	(0.02)	(0.02)	(0.02)	(0.02)
Net change in unrealized appreciation (depreciation) on investment transactions(3)	0.19	0.19	0.21	0.01
Distribution and shareholder servicing fees	—	(0.16)	—	(0.05)
Net asset value at end of period	$25.18	$25.18	$25.12	$25.12
Total return based on net asset value per share(4)	7.64%	6.74%	8.52%	2.20%
Number of common shares outstanding	114,728,035.032	5,997,598.867	53,635,734.336	1,444,919.231

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

	Nine months ended June 30,
	2025		2024
Listed below are supplemental data and ratios to the financial highlights:	Class I	Class S˄˄	Class I	Class S˄˄
Ratio of net investment income - after tax to average net assets*(5)	8.82%	8.00%	10.14%	8.97%
Ratio of total expenses to average net assets*(5)(6)(7)	10.23%	11.07%	9.80%	10.00%
Ratio of incentive fees to average net assets(6)	1.04%	1.04%	1.17%	1.00%
Ratio of excise tax to average net assets(6)	—%	—%	0.01%	0.00	% ˄
Ratio of net expenses to average net assets*(5)(6)(7)	10.23%	11.07%	9.80%	10.00%
Ratio of total expenses (without incentive fees) to average net assets*(5)(7)	9.19%	10.03%	8.63%	9.00%
Total return based on average net asset value(5)(8)	7.27%	6.64%	8.22%	6.36%
Total return based on average net asset value - annualized*(5)(8)	9.72%	8.88%	10.98%	8.50%
Net assets at end of period	$2,888,342	$150,992	$1,347,108	$36,288
Average debt outstanding(9)	$2,321,894	$2,321,894	$776,333	$776,333
Average debt outstanding per share(9)	$24.70	$24.70	$19.94	$19.94
Portfolio Turnover*(9)	10.40%	10.40%	21.68%	21.68%
Asset coverage ratio(9)(10)	182.47%	182.47%	203.26%	203.26%
Asset coverage ratio per unit(9)(11)	$1,825	$1,825	$2,033	$2,033
Average market value per unit(9)(12):
2023 Debt Securitization	N/A	N/A	N/A	N/A
SMBC Credit Facility	N/A	N/A	N/A	N/A
BANA Credit Facility	N/A	N/A	N/A	N/A
2027 Notes	N/A	N/A	N/A	N/A
2029 Notes	$987	$987	N/A	N/A
2030 Notes	$996	$996	N/A	N/A
Adviser Revolver	N/A	N/A	N/A	N/A
Other Short-Term Borrowings	N/A	N/A	N/A	N/A

*Annualized for a period less than one year, unless otherwise noted.

˄Represents an amount less than 0.01%.

˄˄The date of the first sale of Class S Shares was April 1, 2024. See Note 10 for additional information.

(1)Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)The per share data for distributions reflect the amount of distributions paid or payable with a record date during the applicable period.

(3)Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding at the end of the period and as of the dividend record date.

(4)Total return based on net asset value per share assumes distributions are reinvested in accordance with the DRIP and is not annualized. Total return does not include sales load.

(5)The Class S Shares calculation includes the impact of distribution and shareholder servicing fees. No distribution and shareholder servicing fees are paid with respect to Class I Shares.

(6)Incentive fees and excise tax are not annualized in the calculation.

(7)The calculation excludes the net effect of expense support and expense support recoupment, which represented 0.00% and 0.02% of average net assets for the nine months ended June 30, 2025 and 2024, respectively.

(8)Total return based on average net asset value is calculated as (a) the net increase (decrease) in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(9)Represents a fund level calculation applicable to both Class I Shares and Class S Shares.

(10)In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

(11)Asset coverage ratio per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage ratio per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(12)Not applicable because such senior securities are not registered for public trading, with the exception of the 2029 Notes and 2030 Notes. The average market value per unit calculated for the 2029 Notes and 2030 Notes is based on the average monthly prices of such notes and is expressed in terms of dollar amounts per $1,000 of indebtedness.

Note 10. Net Assets

Share Issuances

In connection with its formation, the Company has the authority to issue an unlimited number of Common Shares at $0.01 per share par value. The Company offers on a continuous basis up to $5.0 billion of Common Shares pursuant to the Public Offering. The Company has received an exemptive order from the SEC that permits the Company to issue multiple share classes through Class S Shares, Class D Shares and Class I Shares, with, among others, different ongoing shareholder servicing and/or distribution fees. The share classes have different ongoing distribution and/or shareholder servicing fees. As of April 1, 2024, the Company had received purchase orders from greater than 100 investors for Class S Shares, and the Board authorized the release of Class S proceeds from escrow. As of such date, the Company issued and sold 814,973.864 Class S Shares, and the escrow agent released net proceeds of $20,513 to the Company as payment for such Class S Shares. If the Company begins selling Class D Shares, we will accept purchase orders and hold investors’ funds in an interest-bearing escrow account for Class D Shares until we receive purchase orders pursuant to the Public Offering for at least 100 investors in Class D Shares.

The following table summarizes the Common Shares issued and net proceeds from the Public Offering during the nine months ended June 30, 2025 and 2024.

	Class I
Subscriptions Effective	Shares Issued	Net Proceeds
For the nine months ended June 30, 2025
October 1, 2024	3,715,048.849	$93,248
November 1, 2024	3,559,514.265	89,201
December 1, 2024	4,109,876.708	103,076
January 1, 2025	3,649,429.106	91,747
February 1, 2025	5,145,177.451	129,247
March 1, 2025	6,030,716.003	151,371
April 1, 2025	8,959,075.895	224,425
May 1, 2025	6,848,522.938	171,418
June 1, 2025	5,795,241.067	145,518
	47,812,602.282	$1,199,251

For the nine months ended June 30, 2024
November 1, 2023	97,680.000	$2,442
December 1, 2023	1,094,615.081	27,442
January 1, 2024	9,936,232.788	249,101
February 1, 2024	1,705,939.025	42,683
March 1, 2024	2,456,196.864	61,552
April 1, 2024	4,020,367.842	101,193
May 1, 2024	3,923,079.849	98,666
June 1, 2024	3,510,784.993	88,437
	26,744,896.442	$671,516

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

	Class S
Subscriptions Effective	Shares Issued	Net Proceeds
For the nine months ended June 30, 2025
October 1, 2024	362,866.736	$9,108
November 1, 2024	223,271.196	5,595
December 1, 2024	198,547.367	4,980
January 1, 2025	419,296.357	10,541
February 1, 2025	300,705.861	7,553
March 1, 2025	627,888.448	15,760
April 1, 2025	581,309.743	14,562
May 1, 2025	197,193.372	4,936
June 1, 2025	437,176.431	10,978
	3,348,255.511	$84,013

For the nine months ended June 30, 2024
April 1, 2024	814,973.864	$20,513
May 1, 2024	228,279.932	5,741
June 1, 2024	392,250.097	9,880
	1,435,503.893	$36,134

In connection with the Public Offering, the Company sells shares at an offering price per share as determined in accordance with a share pricing policy. Under such policy, in connection with each monthly closing on the sale of Class S Shares, Class D Shares and Class I Shares, the Board has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. The following table summarizes the net offering price per share of Common Shares in the Public Offering during the nine months ended June 30, 2025 and 2024.

	Net Offering Price Per Share
For the Month Ended	Class I	Class S
For the nine months ended June 30, 2025
October 31, 2024	$25.06	$25.06
November 30, 2024	25.08	25.08
December 31, 2024	25.14	25.14
January 31, 2025	25.12	25.12
February 28, 2025	25.10	25.10
March 31, 2025	25.05	25.05
April 30, 2025	25.03	25.03
May 31, 2025	25.11	25.11
June 30, 2025	25.18	25.18

For the nine months ended June 30, 2024
October 31, 2023	$25.00	$—
November 30, 2023	25.07	—
December 31, 2023	25.07	—
January 31, 2024	25.02	—
February 29, 2024	25.06	—
March 31, 2024	25.17	—
April 30, 2024	25.15	25.15
May 31, 2024	25.19	25.19
June 30, 2024	25.12	25.12

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Distributions and Distribution Reinvestment

The Board authorizes and declares monthly distribution amounts per share that are recorded by the Company on the record date. The following tables summarize the Company’s dividend declarations and distributions with a record date during the nine months ended June 30, 2025 and 2024.

Class I
				Regular	Special	Total	Total
			Shares	Distribution	Distribution	Distribution	Dividends
Date Declared	Record Date	Payment Date	Outstanding	Per Share	Per Share	Per Share	Declared
For the nine months ended June 30, 2025
August 2, 2024	October 31, 2024	November 27, 2024	70,286,774.355	$0.2200	$—	$0.2200	$15,463
November 14, 2024	November 30, 2024	December 27, 2024	73,471,107.297	0.1875	—	0.1875	13,776
November 14, 2024	December 30, 2024	January 30, 2025	77,769,569.568	0.1875	0.0050	0.1925	14,971
November 14, 2024	January 31, 2025	February 27, 2025	81,622,147.624	0.1875	—	0.1875	15,305
February 3, 2025	February 28, 2025	March 28, 2025	86,802,913.346	0.1875	—	0.1875	16,276
February 3, 2025	March 31, 2025	April 29, 2025	93,061,716.578	0.1875	—	0.1875	17,449
February 3, 2025	April 30, 2025	May 30, 2025	102,268,310.265	0.1875	—	0.1875	19,175
May 2, 2025	May 31, 2025	June 27, 2025	108,654,328.393	0.1875	—	0.1875	20,372
May 2, 2025	June 30, 2025	July 30, 2025	114,728,035.032	0.1875	—	0.1875	21,511
Total dividends declared for the nine months ended June 30, 2025							$154,298

For the nine months ended June 30, 2024
August 3, 2023	October 31, 2023	November 29, 2023	26,194,330.889	$0.2100	$—	$0.2100	$5,501
November 17, 2023	November 30, 2023	December 29, 2023	26,353,713.391	0.2200	—	0.2200	5,798
November 17, 2023	December 30, 2023	January 30, 2024	27,513,765.783	0.2200	—	0.2200	6,053
November 17, 2023	January 31, 2024	February 28, 2024	37,521,105.819	0.2200	—	0.2200	8,255
February 2, 2024	February 29, 2024	March 29, 2024	39,279,712.403	0.2200	—	0.2200	8,641
February 2, 2024	March 31, 2024	April 29, 2024	41,822,979.970	0.2200	—	0.2200	9,201
February 2, 2024	April 30, 2024	May 30, 2024	45,942,385.416	0.2200	—	0.2200	10,107
May 3, 2024	May 31, 2024	June 28, 2024	49,987,591.040	0.2200	—	0.2200	10,997
May 3, 2024	June 30, 2024	July 30, 2024	53,635,734.336	0.2200	—	0.2200	11,800
Total dividends declared for the nine months ended June 30, 2024							$76,353

Class S
				Regular	Special	Total	Total
			Shares	Distribution	Distribution	Distribution	Dividends
Date Declared	Record Date	Payment Date	Outstanding	Per Share(1)	Per Share	Per Share	Declared
For the nine months ended June 30, 2025
August 2, 2024	October 31, 2024	November 27, 2024	3,007,320.468	$0.2022	$—	$0.2022	$608
November 14, 2024	November 30, 2024	December 27, 2024	3,243,641.371	0.1697	—	0.1697	551
November 14, 2024	December 30, 2024	January 30, 2025	3,453,828.187	0.1697	0.0050	0.1747	603
November 14, 2024	January 31, 2025	February 27, 2025	3,886,006.125	0.1697	—	0.1697	660
February 3, 2025	February 28, 2025	March 28, 2025	4,196,829.365	0.1697	—	0.1697	712
February 3, 2025	March 31, 2025	April 29, 2025	4,840,168.159	0.1697	—	0.1697	822
February 3, 2025	April 30, 2025	May 30, 2025	5,439,734.002	0.1698	—	0.1698	923
May 2, 2025	May 31, 2025	June 27, 2025	5,538,806.682	0.1698	—	0.1698	940
May 2, 2025	June 30, 2025	July 30, 2025	5,997,598.867	0.1697	—	0.1697	1,018
Total dividends declared for the nine months ended June 30, 2025							$6,837

For the nine months ended June 30, 2024
April 19, 2024	April 30, 2024	May 30, 2024	814,973.864	$0.2022	$—	$0.2022	$165
May 3, 2024	May 31, 2024	June 28, 2024	1,047,494.875	0.2022	—	0.2022	212
May 3, 2024	June 30, 2024	July 30, 2024	1,444,919.231	0.2022	—	0.2022	292
Total dividends declared for the nine months ended June 30, 2024							$669
(1)	Distribution per share is net of shareholder servicing and/or distribution fees.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following table summarizes the Company’s distributions reinvested during the nine months ended June 30, 2025 and 2024.

Class I
Payment Date	DRIP Shares Issued	Amount ($) per share	DRIP Shares Value (1)
For the nine months ended June 30, 2025
October 30, 2024	197,076.899	$25.10	$4,946
November 27, 2024	216,447.740	25.06	5,424
December 27, 2024	188,585.563	25.08	4,730
January 30, 2025	203,148.950	25.14	5,107
February 27, 2025	208,604.546	25.12	5,240
March 28, 2025	228,087.229	25.10	5,725
April 29, 2025	247,571.209	25.05	6,202
May 30, 2025	264,308.663	25.03	6,616
June 27, 2025	278,358.696	25.11	6,990
	2,032,189.495		$50,980

For the nine months ended June 30, 2024
October 30, 2023	60,820.367	$25.00	$1,521
November 29, 2023	61,702.502	25.00	1,543
December 29, 2023	65,437.311	25.07	1,640
January 30, 2024	71,107.248	25.07	1,782
February 28, 2024	79,967.559	25.02	2,001
March 29, 2024	87,070.703	25.06	2,182
April 29, 2024	99,037.604	25.17	2,493
May 30, 2024	122,125.775	25.15	3,071
June 28, 2024	137,358.303	25.19	3,460
	784,627.372		$19,693

Class S
Payment Date	DRIP Shares Issued	Amount ($) per share	DRIP Shares Value (1)
For the nine months ended June 30, 2025
October 30, 2024	10,731.076	$25.10	$269
November 27, 2024	13,049.707	25.06	327
December 27, 2024	11,639.449	25.08	292
January 30, 2025	12,881.581	25.14	324
February 27, 2025	14,028.533	25.12	353
March 28, 2025	15,450.346	25.10	388
April 29, 2025	18,256.100	25.05	457
May 30, 2025	20,858.571	25.03	522
June 27, 2025	21,615.754	25.11	542
	138,511.117		$3,474

For the nine months ended June 30, 2024
May 30, 2024	4,241.079	$25.15	$107
June 28, 2024	5,174.259	25.19	130
	9,415.338		$237
(1)	Reflects DRIP shares issued multiplied by the unrounded amount per share.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Share Repurchase Program

At the discretion of the Board, the Company has commenced a share repurchase program in which the Company intends to repurchase, in each quarter, up to 5% of the NAV of the Company’s common shares outstanding as of the close of the calendar quarter prior to the applicable valuation date. The Board may amend, suspend or terminate the share repurchase program upon 30 days’ notice if it deems such action to be in the best interest of shareholders. As a result, share repurchases may not be available each quarter. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase program, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the last calendar day of the prior quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

The following table presents share repurchases completed under the share repurchase program during the nine months ended June 30, 2025 and 2024.

						Maximum
						number of
	Total	Percentage				shares that may
	Number of	of	Price			yet be
	Shares	Outstanding	Paid	Repurchase	Amount	purchased under
	Repurchased	Shares	Per	Pricing	Repurchased	the Repurchase
Repurchase Deadline Request	(all classes)	Repurchased(1)	Share	Date	(all classes)(2)	Program(3)
For the nine months ended June 30, 2025
November 1, 2024	591,629.063	0.86%	$25.10	September 30, 2024	$14,847	—
February 3, 2025	176,927.429	0.22%	25.14	December 31, 2024	4,438	—
May 1, 2025	845,739.277	0.86%	25.03	March 31, 2025	21,066	—
	1,614,295.769				$40,351	—

For the nine months ended June 30, 2024
February 1, 2024	27,300.000	0.10%	$25.07	December 31, 2023	$670	—
	27,300.000				$670	—
(1)	Percentage is based on total shares as of the close of the previous calendar quarter.
(2)	Amounts shown net of Early Repurchase Deduction.
(3)	All repurchase requests were satisfied in full.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 11. Earnings Per Share

The following information sets forth the computation of the net increase in net assets per share resulting from operations for the three and nine months ended June 30, 2025 and 2024:

	Three months ended June 30,
	2025		2024
	Class I	Class S	Class I	Class S
Earnings available to shareholders	$75,013	$3,597	$29,949	$584
Basic and diluted weighted average shares outstanding	108,311,465	5,638,955	49,746,544	1,098,972
Basic and diluted earnings per share	$0.69	$0.64	$0.60	$0.53

	Nine months ended June 30,
	2025		2024
	Class I	Class S	Class I	Class S
Earnings available to shareholders	$163,462	$7,298	$79,586	$584
Basic and diluted weighted average shares outstanding	89,605,075	4,383,384	38,574,063	1,098,972
Basic and diluted earnings per share	$1.82	$1.66	$2.06	$0.53

Note 12. Subsequent Events

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of issuance. There are no subsequent events to disclose except for the following:

The Company received proceeds from the issuance of Common Shares pursuant to the Public Offering as set forth in the table below:

Share Class	Net Proceeds
Subscriptions effective July 1, 2025
Class I	$547,101
Class S	$10,018
Approximate subscriptions effective August 1, 2025
Class I	$308,506
Class S	$17,697

On July 23, 2025, the Company completed an offering of $500,000 aggregate principal amount of its 5.450% notes due 2028 (the “2028 Notes”). The 2028 Notes will mature on August 15, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the applicable redemption price. The 2028 Notes bear interest at a rate of 5.450% per year payable semi-annually on February 15 and August 15 of each year, commencing on February 15, 2026. The 2028 Notes are the Company’s general unsecured obligations that rank senior in right of payment to all of the Company’s future indebtedness that is expressly subordinated in right of payment to the 2028 Notes.

On July 16, 2025, the Company entered into an interest rate swap agreement on the 2028 Notes with SMBC as counterparty. Under the terms of the agreement with SMBC, the Company (i) receives a fixed interest rate of 5.45% and (ii) pays SMBC a floating interest rate of three-month SOFR plus 1.834% on the $500,000 of 2028 Notes. The Company designated this interest rate swap as a qualifying fair value hedge accounting relationship.

On July 30, 2025, the Company issued 291,683 Class I Shares and 23,376 Class S Shares through the DRIP.

The Company repurchased 1,500,579.800 of its Class I Shares and 42,147.972 of its Class S Shares pursuant to the tender offer to repurchase up to 5% of its Class I Shares and Class S Shares outstanding as of March 31, 2025 that commenced on June 25, 2025 and closed on August 1, 2025.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The Board declared gross distributions to Class I and Class S shareholders of record as set forth in the table below:

Declaration Date	Record Date	Payment Date	Gross Distribution
Class I Distributions
May 2, 2025	July 31, 2025	August 29, 2025	$0.1875
August 1, 2025	August 31, 2025	September 29, 2025	$0.1875
August 1, 2025	August 31, 2025	September 29, 2025	$0.0125
August 1, 2025	September 30, 2025	October 30, 2025	$0.1875
August 1, 2025	October 31, 2025	November 26, 2025	$0.1875
Class S Distributions
May 2, 2025	July 31, 2025	August 29, 2025	$0.1875
August 1, 2025	August 31, 2025	September 29, 2025	$0.1875
August 1, 2025	August 31, 2025	September 29, 2025	$0.0125
August 1, 2025	September 30, 2025	October 30, 2025	$0.1875
August 1, 2025	October 31, 2025	November 26, 2025	$0.1875

Management’s Report on Internal Control over Financial Reporting

The management of Golub Capital Private Credit Fund (“GCRED,” and collectively with its subsidiaries, the “Company,” “we,” “us,” and “our”) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of trustees regarding the preparation and fair presentation of published financial statements.

GCRED’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the trustees of GCRED, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future years are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of GCRED’s internal control over financial reporting as of September 30, 2024. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control - Integrated Framework issued in 2013. Based on the assessment, management believes that, as of September 30, 2024, our internal control over financial reporting is effective based on those criteria.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Golub Capital Private Credit Fund and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial condition of Golub Capital Private Credit Fund and Subsidiaries (the Company), including the consolidated schedules of investments, as of September 30, 2024 and 2023, the related consolidated statements of operations, changes in net assets, and cash flows for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at September 30, 2024 and 2023, and the results of its operations, changes in its net assets, and its cash flows for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2024 and 2023, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2022.

Chicago, Illinois

November 26, 2024

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statement of Financial Condition

(In thousands, except share and per share data)

	September 30, 2024	September 30, 2023
Assets
Non-controlled/non-affiliate company investments at fair value (amortized cost of $3,246,424 and $1,179,576, respectively)	$3,265,298	$1,178,633
Cash and cash equivalents	170,615	35,045
Foreign currencies (cost of $2,324 and $1,166, respectively)	2,620	919
Restricted cash and cash equivalents	16,408	14,758
Interest receivable	32,459	17,136
Receivable for investments	9,201	9,900
Deferred offering costs	2,775	3,435
Net unrealized appreciation on derivatives	12,624	—
Other assets	1,521	4,230
Total Assets	$3,513,521	$1,264,056
Liabilities
Debt	$1,588,492	$572,270
Less unamortized debt issuance costs	(18,999)	(6,190)
Debt less unamortized debt issuance costs	1,569,493	566,080
Interest payable	10,673	1,472
Distributions payable	15,135	5,488
Management and incentive fees payable	11,656	4,083
Payable for investments purchased	165,315	28,969
Accrued trustee fees	225	63
Net unrealized depreciation on derivatives	1,963	—
Accounts payable and other liabilities	6,719	4,563
Total Liabilities	1,781,179	610,718
Commitments and Contingencies (Note 9)
Net Assets
Common shares, par value $0.01 per share, unlimited shares authorized, 69,008,371.263 and 26,133,510.522 shares issued and outstanding as of September 30, 2024 and 2023, respectively.	690	261
Paid in capital in excess of par	1,727,522	652,789
Distributable earnings (losses)	4,130	288
Total Net Assets	1,732,342	653,338
Total Liabilities and Total Net Assets	$3,513,521	$1,264,056

Net Asset Value Per Share
Class I Shares:
Net assets	$1,666,227	$653,338
Number of common shares outstanding (par value $0.01 per share, unlimited shares authorized)	66,374,648.607	26,133,510.522
Net asset value per common share	$25.10	$25.00
Class S Shares:
Net assets	$66,115	$—
Number of common shares outstanding (par value $0.01 per share, unlimited shares authorized)	2,633,722.656	—
Net asset value per common share	$25.10	$—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statement of Operations

(In thousands, except per share data)

		Period from June 30,
		2023 (commencement of
	Year ended	operations) to
	September 30, 2024	September 30, 2023
Investment income
Interest income	$222,944	$32,603
Payment-in-kind interest income	6,844	601
Dividend income	29	—
Fee income	570	132
Total investment income	230,387	33,336
Expenses
Interest and other debt financing expenses	73,398	10,724
Base management fee	14,154	2,049
Incentive fee	17,349	2,374
Professional fees	7,587	1,414
Administrative service fee	1,976	212
General and administrative expenses	428	1,205
Distribution and shareholder servicing fees
Class S	178	—
Total expenses	115,070	17,978
Incentive fee waived (Note 3)	—	(340)
Expense support (Note 3)	(667)	(1,257)
Expense support recoupment (Note 3)	885	—
Net expenses	115,288	16,381
Net investment income - before tax	115,099	16,955
Excise and income tax	109	—
Net investment income - after tax	114,990	16,955
Net gain (loss) on investment transactions
Net realized gain (loss) from:
Non-controlled/non-affiliate company investments	(6,629)	89
Foreign currency transactions	172	1,507
Net realized gain (loss) on investment transactions	(6,457)	1,596
Net change in unrealized appreciation (depreciation) from:
Non-controlled/non-affiliate company investments	11,722	692
Translation of assets and liabilities in foreign currencies	113	(1,279)
Net change in unrealized appreciation (depreciation) on investment transactions	11,835	(587)
Net gain (loss) on investment transactions	5,378	1,009
Net realized gain (loss) on sale/extinguishment of debt	1,274	(1,541)
Net increase (decrease) in net assets resulting from operations	$121,642	$16,423
Per Common Share Data
Class I Shares:
Earnings available to shareholders	$119,726	$16,423
Basic and diluted weighted average common shares outstanding (Note 13)	44,385,411	26,035,443
Basic and diluted earnings per common share (Note 13)	$2.70	$0.63
Class S Shares:
Earnings available to shareholders	$1,916	$—
Basic and diluted weighted average common shares outstanding (Note 13)	1,666,686	—
Basic and diluted earnings per common share (Note 13)	$1.15	$—

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statement of Changes in Net Assets

(In thousands, except share data)

			Paid in	Distributable
	Common Shares		Capital in	Earnings	Total Net
	Shares	Par Amount	Excess of Par	(Losses)	Assets
Balance at June 30, 2023 (commencement of operations)	2,000.000	$—	$50	$—	$50
Issuance of common shares
Class I	26,010,927.600	260	650,013	—	650,273
Net increase (decrease) in net assets resulting from operations:
Net investment income - after tax	—	—	—	16,955	16,955
Net realized gain (loss) on investment transactions	—	—	—	1,596	1,596
Net change in unrealized appreciation (depreciation) on investment transactions	—	—	—	(587)	(587)
Net realized gain (loss) on sale/extinguishment of debt	—	—	—	(1,541)	(1,541)
Distributions to shareholders:
Shares issued in connection with dividend reinvestment plan
Class I	120,582.922	1	3,017	—	3,018
Distributions from distributable earnings (losses)
Class I	—	—	—	(10,938)	(10,938)
Distributions declared and payable
Class I	—	—	—	(5,488)	(5,488)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(291)	291	—
Total increase (decrease) for the period from June 30, 2023 (commencement of operations) to September 30, 2023	26,131,510.522	261	652,739	288	653,288
Balance at September 30, 2023	26,133,510.522	$261	$652,789	$288	$653,338
Issuance of common shares
Class I	39,047,346.301	391	979,985	—	980,376
Class S	2,603,270.715	26	65,433	—	65,459
Repurchase of common shares, net of early repurchase deduction
Class I	(93,026.334)	(1)	(2,309)	—	(2,310)
Net increase (decrease) in net assets resulting from operations:
Net investment income - after tax	—	—	—	114,990	114,990
Net realized gain (loss) on investment transactions	—	—	—	(6,457)	(6,457)
Net change in unrealized appreciation (depreciation) on investment transactions	—	—	—	11,835	11,835
Net realized gain (loss) on sale/extinguishment of debt	—	—	—	1,274	1,274
Distributions to shareholders:
Shares issued in connection with dividend reinvestment plan
Class I	1,286,818.118	13	32,289	—	32,302
Class S	30,451.941	—	765	—	765
Distributions from distributable earnings (losses)
Class I	—	—	—	(102,602)	(102,602)
Class S	—	—	—	(1,493)	(1,493)
Distributions declared and payable
Class I	—	—	—	(14,602)	(14,602)
Class S	—	—	—	(533)	(533)
Tax reclassification of shareholders equity in accordance with generally accepted accounting principles	—	—	(1,430)	1,430	—
Total increase (decrease) for the year ended September 30, 2024	42,874,860.741	429	1,074,733	3,842	1,079,004
Balance at September 30, 2024	69,008,371.263	$690	$1,727,522	$4,130	$1,732,342

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statement of Cash Flows

(In thousands)

		Period from June 30,
		2023 (commencement
	Year ended	of operations) to
	September 30, 2024	September 30, 2023
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$121,642	$16,423
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Amortization of deferred debt issuance costs	2,713	87
Amortization of deferred offering costs	1,750	291
Amortization of discounts on liabilities	59	39
Accretion of discounts and amortization of premiums on investments	(8,612)	(1,196)
Net realized (gain) loss on investments	6,629	(89)
Net realized (gain) loss on foreign currency transactions	(172)	(1,507)
Net realized gain (loss) on sale/extinguishment of debt	(1,274)	1,541
Net change in unrealized (appreciation) depreciation on investments	(11,722)	(692)
Net change in unrealized (appreciation) depreciation on translation of assets and liabilities in foreign currencies	(113)	1,279
Net change in unrealized (appreciation) depreciation on derivatives	(1,620)	—
Proceeds from (fundings of) revolving loans, net	(5,805)	63
Purchases and fundings of investments	(2,450,019)	(1,200,525)
Proceeds from principal payments and sales of portfolio investments	397,784	22,779
Payment-in-kind interest capitalized	(6,773)	(513)
Non-cash dividends	(29)	—
Changes in operating assets and liabilities:
Interest receivable	(15,323)	(17,136)
Receivable for investments	699	(9,900)
Other assets	2,709	(4,230)
Interest payable	9,201	1,472
Management and incentive fees payable	7,573	4,083
Payable for investments purchased	136,346	28,969
Accrued trustee fees	162	63
Accounts payable and other liabilities	2,156	4,563
Net cash provided by (used in) operating activities	$(1,812,039)	$(1,154,136)
Cash flows from financing activities
Borrowings on debt	2,507,247	1,117,370
Repayments of debt	(1,507,217)	(544,312)
Capitalized debt issuance costs	(15,522)	(6,277)
Deferred offering costs	(1,090)	(3,726)
Proceeds from issuance of common shares	1,045,835	650,273
Repurchased shares, net of early repurchase deduction paid	(2,310)	—
Distributions paid	(76,516)	(7,920)
Net cash provided by (used in) financing activities	1,950,427	1,205,408
Net change in cash and cash equivalents, foreign currencies and restricted cash and cash equivalents	138,388	51,272
Effect of foreign currency exchange rates	533	(600)
Cash and cash equivalents, foreign currencies and restricted cash and cash equivalents, beginning of period	50,722	50
Cash and cash equivalents, foreign currencies and restricted cash and cash equivalents, end of period	$189,643	$50,722
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$56,710	$9,126
Distributions declared for the period	119,230	16,426
Supplemental disclosure of non-cash financing activities:
Shares issued in connection with dividend reinvestment plan	$33,067	$3,018
Change in distributions payable	9,647	5,488

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Statement of Cash Flows — (continued)

(In thousands)

The following table provides a reconciliation of cash and cash equivalents, foreign currencies and restricted cash and cash equivalents within the Consolidated Statements of Financial Condition that sum to the total of the same such amounts in the Consolidated Statements of Cash Flows:

	As of
	September 30, 2024	September 30, 2023
Cash and cash equivalents	$170,615	$35,045
Foreign currencies (cost of $2,324 and $1,166, respectively)	2,620	919
Restricted cash and cash equivalents	16,408	14,758
Total cash and cash equivalents, foreign currencies and restricted cash and cash equivalents shown in the Consolidated Statements of Cash Flows	$189,643	$50,722

See Note 2. Significant Accounting Policies and Recent Accounting Updates for a description of cash and cash equivalents, foreign currencies and restricted cash and cash equivalents.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace & Defense
Bleriot US Bidco Inc.˄(7)(20)	Senior secured	SF +	3.25	%(g)	7.85%		10/2030	$13,266	$13,329	0.8%	$13,299
Dynasty Acquisition Co.˄(20)	Senior secured	SF +	3.50	%(f)	8.35%		08/2028	5,738	5,716	0.3	5,749
Dynasty Acquisition Co.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.35%		08/2028	2,048	2,038	0.1	2,052
Element Materials Technology˄(7)(20)	Senior secured	SF +	3.75	%(g)	8.35%		06/2029	2,992	3,000	0.2	3,004
LSF11 Trinity Bidco, Inc.˄	Senior secured	SF +	3.50	%(f)	8.42%		06/2030	997	1,001	0.1	1,000
Transdigm, Inc.˄(7)(20)	Senior secured	SF +	2.75	%(g)	7.35%		03/2030	3,491	3,500	0.2	3,495
								$28,532	$28,584	1.7%	$28,599
Airlines
Accelya Lux Finco S.A.R.L.*(7)(11)(19)	One stop	SF +	7.00	%(g)	7.70% cash/ 4.00	% PIK	12/2026	1,554	1,507	0.1	1,492
Brown Group Holding, LLC ˄(20)	Senior secured	SF +	2.75	%(f)(g)	7.84%		07/2031	2,977	2,977	0.2	2,975
Brown Group Holding, LLC ˄(20)	Senior secured	SF +	2.75	%(f)	7.60%		07/2031	1,809	1,810	0.1	1,808
KKR Apple Bidco, LLC˄(20)	Senior secured	SF +	3.50	%(f)	8.35%		09/2028	9,162	9,192	0.5	9,193
								$15,502	$15,486	0.9%	$15,468
Auto Components
Collision SP Subco, LLC*	One stop	SF +	5.50	%(g)	10.75%		01/2030	9,575	9,405	0.6	9,575
Collision SP Subco, LLC˄	One stop	SF +	5.50	%(f)(h)	10.36%		01/2030	1,749	1,699	0.1	1,749
Collision SP Subco, LLC˄	One stop	SF +	5.50	%(g)	10.75%		01/2030	236	208	—	236
OEConnection, LLC˄	One stop	SF +	5.25	%(f)	10.10%		04/2031	40,851	40,469	2.4	40,851
OEConnection, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	04/2031	—	(33)	—	—
OEConnection, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	04/2031	—	(42)	—	—
RC Buyer, Inc.˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		07/2028	1,999	2,007	0.1	2,004
RealTruck Group, Inc.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.46%		01/2028	7,289	7,218	0.4	7,183
TI Automotive˄(7)	Senior secured	SF +	3.25	%(f)	8.21%		12/2026	2,366	2,372	0.1	2,372
Wand NewCo 3, Inc.˄(7)(20)	Senior secured	SF +	3.25	%(f)(g)	8.01%		01/2031	9,875	9,896	0.6	9,875
								$73,940	$73,199	4.3%	$73,845
Automobiles
CAP-KSI Holdings, LLC*˄	One stop	SF +	5.25	%(g)	9.85%		06/2030	23,403	23,065	1.4	23,403
CAP-KSI Holdings, LLC˄	One stop	SF +	5.25	%(f)	10.10%		06/2030	645	594	—	645
Denali Midco 2, LLC*˄	One stop	SF +	6.00	%(f)	10.95%		12/2027	19,696	19,271	1.2	19,696
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.00	%(g)	9.60%		12/2029	604	594	—	604
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.00	%(g)	9.60%		12/2029	126	124	—	126
High Bar Brands Operating, LLC˄	Senior secured	SF +	5.00	%(g)	9.60%		12/2029	107	103	—	107
High Bar Brands Operating, LLC˄(5)	Senior secured	SF +	5.25%		N/A	(6)	12/2029	—	(3)	—	—
JHCC Holdings LLC*	One stop	SF +	5.25	%(g)	9.85%		09/2027	9,504	9,267	0.5	9,504

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
JHCC Holdings LLC˄	One stop	SF +	5.25	%(g)	9.87%		09/2027	$1,390	$1,380	0.1%	$1,390
Mavis Tire Express Services Topco, Corp.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.35%		05/2028	7,451	7,464	0.4	7,456
Mister Car Wash Holdings, Inc.˄(7)(20)	Senior secured	SF +	3.00	%(f)	7.85%		03/2031	13,614	13,655	0.8	13,645
National Express Wash Parent Holdco, LLC*˄	One stop	SF +	5.50	%(g)	10.74%		07/2029	19,686	19,063	1.1	19,293
Quick Quack Car Wash Holdings, LLC˄	One stop	SF +	4.75	%(f)	9.60%		06/2031	1,868	1,853	0.1	1,868
Quick Quack Car Wash Holdings, LLC˄	One stop	SF +	4.75	%(f)	9.60%		06/2031	72	67	—	72
Quick Quack Car Wash Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	06/2031	—	(2)	—	—
TWAS Holdings, LLC*˄	One stop	SF +	6.75	%(f)	11.70%		12/2026	22,944	22,650	1.3	22,944
Yorkshire Parent, Inc.*˄	One stop	SF +	6.00	%(g)	10.60%		12/2029	15,169	15,038	0.9	15,169
Yorkshire Parent, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(36)	—	—
Yorkshire Parent, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(28)	—	—
								$136,279	$134,119	7.8%	$135,922
Banks
OSP Hamilton Purchaser, LLC*	One stop	SF +	5.00	%(g)	10.25%		12/2029	2,804	2,773	0.2	2,804
OSP Hamilton Purchaser, LLC˄	One stop	SF +	5.00	%(g)	10.26%		12/2029	532	503	—	532
OSP Hamilton Purchaser, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	12/2029	—	(4)	—	—
								$3,336	$3,272	0.2%	$3,336
Beverages
Winebow Holdings, Inc.*˄	One stop	SF +	6.25	%(f)	11.20%		12/2027	$15,474	$15,399	0.8%	$14,700

Capital Markets
BlueMatrix Holdings, LLC*	One stop	SF +	5.25	%(g)	9.85%		01/2031	10,690	10,606	0.6	10,690
BlueMatrix Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	01/2031	—	(15)	—	—
BlueMatrix Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	01/2031	—	(28)	—	—
								$10,690	$10,563	0.6%	$10,690
Chemicals
INEOS US Finance LLC and INEOS Finance PLC˄(7)(20)	Senior secured	SF +	3.25	%(f)	8.10%		02/2030	7,848	7,816	0.5	7,853
Inhance Technologies Holdings, LLC*(19)	One stop	SF +	6.50	%(g)	7.98% cash/ 4.00	% PIK	12/2024	10,229	10,229	0.5	8,286
Inhance Technologies Holdings, LLC˄(19)	One stop	SF +	6.50	%(g)	7.98% cash/ 4.00	% PIK	12/2024	5,053	5,053	0.2	4,093
Innophos Holdings, Inc.˄(7)(20)	Senior secured	SF +	3.75	%(f)	8.71%		02/2027	3,417	3,424	0.2	3,432
Krayden Holdings, Inc.˄	Senior secured	SF +	4.75	%(f)	9.60%		03/2029	8,711	8,625	0.5	8,623
Krayden Holdings, Inc.˄(5)	Senior secured	SF +	4.75%		N/A	(6)	03/2029	—	(29)	—	(30)
Krayden Holdings, Inc.˄(5)	Senior secured	SF +	4.75%		N/A	(6)	03/2029	—	(43)	—	(44)
W.R. Grace & Co˄(7)(20)	Senior secured	SF +	3.25	%(g)	7.85%		08/2028	6,979	6,988	0.4	7,005
Windsor Holdings III, LLC˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.46%		08/2030	8,948	8,981	0.5	9,001
								$51,185	$51,044	2.8%	$48,219
Commercial Services & Supplies
BradyIFS Holdings, LLC˄	One stop	SF +	6.00	%(g)	11.25%		10/2029	14,987	14,733	0.9	14,987
BradyIFS Holdings, LLC˄	One stop	SF +	6.00	%(f)(g)	11.18%		10/2029	1,182	1,168	0.1	1,182
BrightView Landscapes, LLC˄(7)(20)	Senior secured	SF +	2.50	%(g)	7.75%		04/2029	2,500	2,500	0.1	2,500
Encore Holdings, LLC˄	One stop	SF +	5.25	%(g)	10.11%		11/2028	12,194	12,003	0.7	12,194

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Encore Holdings, LLC*	One stop	SF +	5.50	%(g)	10.25%		11/2028	$11,542	$11,360	0.7%	$11,570
Encore Holdings, LLC*	One stop	SF +	5.50	%(g)	10.20%		11/2028	2,295	2,258	0.1	2,301
FR Vision Holdings, Inc.*˄	One stop	SF +	5.50	%(g)	10.78%		01/2031	18,378	18,213	1.1	18,378
FR Vision Holdings, Inc.˄	One stop	SF +	5.50	%(g)	10.78%		01/2031	1,547	1,494	0.1	1,547
FR Vision Holdings, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	01/2030	—	(13)	—	—
Kleinfelder Intermediate, LLC˄	One stop	SF +	6.25	%(g)	11.31%		09/2030	1,819	1,770	0.1	1,819
Kleinfelder Intermediate, LLC˄	One stop	P +	4.00	%(a)	12.00%		09/2028	57	53	—	57
Kleinfelder Intermediate, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	09/2030	—	(3)	—	—
PSC Parent, Inc.˄	One stop	SF +	5.25	%(f)	10.42%		04/2031	1,454	1,440	0.1	1,454
PSC Parent, Inc.˄	One stop	SF +	5.25	%(f)	10.10%		04/2031	242	241	—	242
PSC Parent, Inc.˄	One stop	SF +	5.25	%(a)(f)	10.36%		04/2030	146	144	—	146
PSC Parent, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	04/2031	—	(2)	—	—
Radwell Parent, LLC*	One stop	SF +	5.50	%(g)	10.10%		03/2029	15,758	15,758	0.9	15,601
Radwell Parent, LLC˄	One stop	SF +	5.50	%(g)	10.10%		03/2029	917	507	0.1	871
WRE Holding Corp.˄	One stop	SF +	5.00	%(h)	9.25%		07/2031	31,648	31,342	1.8	31,648
WRE Holding Corp.˄	One stop	SF +	5.00	%(h)	9.81%		07/2031	462	420	—	462
WRE Holding Corp.˄(5)	One stop	SF +	5.00%		N/A	(6)	07/2030	—	(44)	—	—
								$117,128	$115,342	6.8%	$116,959
Construction & Engineering
Consor Intermediate II, LLC˄	One stop	SF +	4.75	%(g)	9.35%		05/2031	1,209	1,203	0.1	1,209
Consor Intermediate II, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	05/2031	—	(5)	—	—
Consor Intermediate II, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	05/2031	—	(1)	—	—
Service Logic Acquisition, Inc.˄	Senior secured	SF +	3.50	%(f)(g)	8.31%		10/2027	6,969	6,985	0.4	6,998
								$8,178	$8,182	0.5%	$8,207
Construction Materials
Star Holding, LLC˄(7)(20)	Senior secured	SF +	4.50	%(f)	9.35%		07/2031	$7,500	$7,416	0.4%	$7,343

Consumer Finance
Ascensus Group Holdings˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		08/2028	$13,902	$13,939	0.8%	$13,919

Containers & Packaging
AOT Packaging Products Acquisitionco, LLC ˄(20)	Senior secured	SF +	3.25	%(f)	8.21%		03/2028	3,135	3,104	0.2	3,079
Chase Intermediate*˄	One stop	SF +	4.75	%(g)	10.00%		10/2028	14,723	14,498	0.8	14,723
Packaging Coordinators Midco, Inc.˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		11/2027	8,990	9,009	0.5	8,997
Pegasus BidCo˄(7)(12)(20)	Senior secured	SF +	3.75	%(g)	8.87%		07/2029	6,434	6,450	0.4	6,452
Reynolds Group Holdings˄(7)(20)	Senior secured	SF +	2.50	%(f)	7.35%		09/2028	5,176	5,183	0.3	5,181
Technimark, LLC˄	Senior secured	SF +	3.50	%(f)	8.60%		04/2031	7,844	7,810	0.5	7,844
WP Deluxe Merger Sub˄(20)	Senior secured	SF +	3.75	%(g)	8.62%		05/2028	5,440	5,416	0.3	5,465
								$51,742	$51,470	3.0%	$51,741
Diversified Consumer Services
Any Hour, LLC˄	One stop	SF +	5.00	%(g)	9.60%		05/2030	30,591	30,159	1.8	30,285
Any Hour, LLC˄(19)	One stop	N/A			13.00	% PIK	05/2031	4,844	4,756	0.3	4,796

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Any Hour, LLC˄	One stop	SF +	5.00	%(g)	9.90%	05/2030	$1,481	$1,416	0.1%	$1,435
Any Hour, LLC˄	One stop	SF +	5.00	%(g)	10.28%	05/2030	866	803	—	777
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2030	18,070	17,611	1.0	17,890
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2030	4,301	4,197	0.3	4,258
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2030	1,477	1,411	0.1	1,344
Apex Service Partners, LLC˄	One stop	SF +	5.00	%(f)	9.86%	10/2029	640	594	—	630
Certus Pest, Inc.˄	One stop	SF +	5.75	%(g)	10.50%	02/2026	3,304	3,287	0.2	3,304
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	3,091	3,074	0.2	3,091
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	2,597	2,583	0.2	2,597
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	2,359	2,347	0.1	2,359
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	1,427	1,419	0.1	1,427
Certus Pest, Inc.*	One stop	SF +	5.75	%(g)	10.50%	02/2026	1,133	1,127	0.1	1,133
CHVAC Services Investment, LLC˄	One stop	SF +	5.00	%(g)	9.60%	05/2030	898	891	0.1	898
CHVAC Services Investment, LLC˄	One stop	SF +	5.00	%(g)	9.60%	05/2030	418	405	—	418
CHVAC Services Investment, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	05/2030	—	(1)	—	—
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	%(g)	10.25%	07/2029	772	764	—	772
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	%(g)	10.25%	07/2029	222	216	—	222
Entomo Brands Acquisitions, Inc.˄	Senior secured	SF +	5.50	%(g)	10.25%	07/2029	15	14	—	15
HS Spa Holdings, Inc.*˄	One stop	SF +	5.25	%(g)	10.31%	06/2029	7,879	7,755	0.5	7,879
HS Spa Holdings, Inc.˄(5)	One stop	SF +	5.25%		N/A (6)	06/2029	—	(4)	—	—
Liminex, Inc.˄	One stop	SF +	7.25	%(g)	12.46%	11/2026	10,679	10,579	0.6	10,679
Litera Bidco, LLC˄	One stop	SF +	5.00	%(f)	9.85%	05/2028	28,583	28,454	1.6	28,583
Litera Bidco, LLC˄	One stop	SF +	5.00	%(f)	9.85%	05/2028	5,826	5,798	0.3	5,826
Litera Bidco, LLC˄(5)	One stop	SF +	5.00%		N/A (6)	05/2028	—	(9)	—	—
Litera Bidco, LLC˄	One stop	SF +	5.00%		N/A (6)	05/2028	—	—	—	—
Project Alpha Intermediate Holdings, Inc.˄(20)	Senior secured	SF +	3.75	%(g)	9.00%	10/2030	7,650	7,691	0.4	7,676
Provenance Buyer LLC*	One stop	SF +	5.50	%(f)	10.45%	06/2027	7,484	7,484	0.4	7,110
Provenance Buyer LLC*	One stop	SF +	5.50	%(f)	10.45%	06/2027	3,837	3,837	0.2	3,645
RW AM Holdco LLC*	One stop	SF +	5.25	%(g)	9.95%	04/2028	11,275	10,941	0.6	10,485
Virginia Green Acquisition, LLC*	One stop	SF +	5.25	%(h)	9.50%	12/2030	15,065	14,931	0.9	15,065
Virginia Green Acquisition, LLC˄	One stop	SF +	5.25	%(h)	9.50%	12/2030	621	568	—	621
Virginia Green Acquisition, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	12/2029	—	(21)	—	—
							$177,405	$175,077	10.1%	$175,220
Diversified Financial Services
Apex Group Treasury, LLC˄(7)(20)	Senior secured	SF +	3.75	%(g)	8.78%	07/2028	4,987	5,006	0.3	5,000
Baker Tilly Advisory Group, LP˄	One stop	SF +	5.00	%(f)	9.85%	06/2031	17,005	16,767	1.0	17,005
Baker Tilly Advisory Group, LP˄(5)	One stop	SF +	5.00%		N/A (6)	06/2030	—	(51)	—	—
Baker Tilly Advisory Group, LP˄(5)	One stop	SF +	5.00%		N/A (6)	06/2031	—	(18)	—	—
BCPE Pequod Buyer˄	Senior secured	SF +	3.50	%(g)	8.10%	11/2031	8,000	7,990	0.4	7,974
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)	One stop	E +	5.25	%(c)	8.84%	07/2031	13,516	13,006	0.8	13,389

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)(19)	Subordinated debt	E +	8.00	%(c)	3.59 % cash/ 8.00	% PIK	07/2032	$3,683	$3,542	0.2%	$3,647
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)	One stop	E +	5.25%		N/A	(6)	07/2031	—	—	—	—
Ceres Groupe SAS & Ceres PikCo˄(7)(8)(15)	One stop	E +	5.25%		N/A	(6)	07/2031	—	—	—	—
Finastra USA, Inc.˄	One stop	SF +	7.25	%(g)	12.18%		09/2029	20,717	20,375	1.2	20,795
Finastra USA, Inc.˄	One stop	SF +	7.25	%(g)	12.18%		09/2029	23	22	—	23
Focus Financial Partners, LLC˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		09/2031	8,127	8,127	0.5	8,112
Focus Financial Partners, LLC˄(5)(20)	Senior secured	SF +	3.25%		N/A	(6)	09/2031	—	—	—	(2)
Higginbotham Insurance Agency, Inc.˄	One stop	SF +	4.50	%(f)	9.35%		11/2028	3,433	3,450	0.2	3,433
Higginbotham Insurance Agency, Inc.˄	One stop	SF +	4.75	%(f)	9.60%		11/2028	1,056	1,029	0.1	1,056
Howden Group Holdings Limited ˄(7)(9)(20)	Senior secured	SF +	3.50	%(f)	8.35%		02/2031	15,037	15,032	0.9	15,065
Mariner Wealth Advisors, LLC˄(20)	Senior secured	SF +	3.00	%(g)	7.60%		08/2028	12,793	12,764	0.7	12,827
Orion Advisor Solutions˄(20)	Senior secured	SF +	3.75	%(g)	9.26%		09/2027	9,310	9,303	0.5	9,309
The Dun & Bradstreet Corporation˄(7)(20)	Senior secured	SF +	2.75	%(f)	7.61%		01/2029	3,498	3,503	0.2	3,499
								$121,185	$119,847	7.0%	$121,132
Electrical Equipment
Power Grid Holdings, Inc.˄	One stop	SF +	4.75	%(g)	10.00%		12/2030	509	500	—	509
Power Grid Holdings, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	12/2030	—	(2)	—	—
								$509	$498	—%	$509
Food & Staples Retailing
Eagle Parent Corp.˄(20)	Senior secured	SF +	4.25	%(g)	8.85%		04/2029	7,435	7,346	0.4	7,070
Inspire International, Inc.˄(7)(20)	Senior secured	SF +	2.75	%(f)	7.70%		12/2027	2,992	2,998	0.2	2,992
								$10,427	$10,344	0.6%	$10,062
Food Products
Blast Bidco Inc.˄	One stop	SF +	6.00	%(g)	10.60%		10/2030	15,207	15,011	0.9	15,207
Blast Bidco Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	10/2029	—	(22)	—	—
Eagle Family Foods Group, LLC˄	One stop	SF +	5.00	%(g)	10.33%		08/2030	11,032	10,924	0.6	10,922
Eagle Family Foods Group, LLC˄	One stop	SF +	5.00	%(g)	10.33%		08/2030	165	153	—	153
Louisiana Fish Fry Products, Ltd.˄	One stop	SF +	6.25	%(g)	11.00%		07/2027	8,804	8,436	0.5	8,716
MIC GLEN LLC˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		07/2028	7,414	7,429	0.4	7,431
								$42,622	$41,931	2.4%	$42,429
Healthcare Equipment & Supplies
Blue River Pet Care, LLC*	One stop	SF +	5.00	%(f)	9.95%		07/2026	11,545	11,477	0.7	11,545
Blue River Pet Care, LLC˄	One stop	SF +	5.00	%(f)	9.95%		07/2026	7,791	7,732	0.4	7,791
Blue River Pet Care, LLC*	One stop	SF +	5.00	%(f)	9.95%		07/2026	3,724	3,702	0.2	3,724
Blue River Pet Care, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	07/2026	—	(153)	—	—
CCSL Holdings, LLC*˄(7)	One stop	SF +	5.75	%(f)	10.60%		12/2028	11,725	11,549	0.7	11,638
CCSL Holdings, LLC˄(5)(7)(8)	One stop	E +	5.75%		N/A	(6)	12/2028	—	—	—	(203)
CCSL Holdings, LLC˄(5)(7)(8)	One stop	E +	5.75%		N/A	(6)	12/2028	—	(38)	—	(40)
CMI Parent Inc.*˄	One stop	SF +	5.00	%(f)	9.85%		12/2026	18,402	18,317	1.1	18,310
CMI Parent Inc.*	One stop	SF +	5.00	%(f)	9.85%		12/2026	6,757	6,749	0.4	6,723
HuFriedy Group Acquisition, LLC˄	One stop	SF +	5.50	%(g)	10.56%		06/2031	40,858	40,469	2.3	40,449

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
HuFriedy Group Acquisition, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	05/2030	$—	$(42)	—%	$(45)
HuFriedy Group Acquisition, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	06/2031	—	(85)	—	(89)
Precision Medicine Group, LLC˄(20)	Senior secured	SF +	3.00	%(g)	7.70%		11/2027	7,558	7,538	0.4	7,539
Resonetics, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.71%		06/2031	6,593	6,610	0.3	6,610
TIDI Legacy Products, Inc.˄	One stop	SF +	5.50	%(f)	10.35%		12/2029	1,650	1,642	0.1	1,650
TIDI Legacy Products, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2029	—	(2)	—	—
TIDI Legacy Products, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2029	—	(1)	—	—
YI, LLC*	One stop	SF +	5.75	%(f)	10.87%		12/2029	6,159	6,053	0.4	6,159
YI, LLC˄(5)	One stop	SF +	5.75%		N/A	(6)	12/2029	—	(20)	—	—
YI, LLC˄(5)	One stop	SF +	5.75%		N/A	(6)	12/2029	—	(11)	—	—
								$122,762	$121,486	7.0%	$121,761
Healthcare Providers & Services
Agiliti Health, Inc.˄(20)	Senior secured	SF +	3.00	%(g)	8.33%		05/2030	6,970	6,960	0.4	6,787
AHP Health Partners, Inc. ˄(7)(20)	Senior secured	SF +	2.75	%(f)	7.60%		08/2028	7,117	7,146	0.4	7,121
AVG Intermediate Holdings & AVG Subsidiary Holdings LLC*˄	One stop	SF +	6.00	%(g)	11.16%		03/2027	11,698	11,660	0.7	11,698
Bamboo US Bidco LLC˄(19)	One stop	SF +	6.75	%(g)	8.62 % cash/ 3.38	% PIK	09/2030	8,016	7,817	0.5	7,936
Bamboo US Bidco LLC˄(7)(8)(19)	One stop	E +	6.75	%(b)	7.01 % cash/ 3.38	% PIK	09/2030	5,554	5,144	0.3	5,498
Bamboo US Bidco LLC˄(19)	One stop	SF +	6.75	%(g)	8.56 % cash/ 3.38	% PIK	09/2030	594	578	—	582
Bamboo US Bidco LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	09/2029	—	(42)	—	(13)
Cotiviti˄(20)	Senior secured	SF +	3.25	%(f)	8.45%		05/2031	12,450	12,462	0.7	12,458
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(9)	One stop	SF +	5.50	%(h)	10.81%		04/2031	23,296	22,859	1.3	23,063
Datix Bidco Limited and RL Datix Holdings, Inc.˄(7)(8)(9)	One stop	SN +	5.50	%(e)	10.45%		04/2031	14,430	13,298	0.8	14,285
Datix Bidco Limited and RL Datix Holdings, Inc.˄(5)(7)(9)	One stop	SF +	5.50%		N/A	(6)	04/2031	—	(49)	—	(53)
Datix Bidco Limited and RL Datix Holdings, Inc.˄(5)(7)(9)	One stop	SF +	5.50%		N/A	(6)	10/2030	—	(86)	—	(46)
Mamba Purchaser, Inc.˄(20)	Senior secured	SF +	3.25	%(f)	8.35%		10/2028	9,950	9,986	0.6	9,951
Midwest Veterinary Partners, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.87%		04/2028	11,046	11,020	0.6	11,061
New Look (Delaware) Corporation and NL1 AcquireCo, Inc.˄(7)(8)(10)(19)	One stop	CA +	6.00	%(i)	8.25 % cash/ 2.00	% PIK	05/2028	11,142	10,965	0.6	10,696
Pharmerica˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		02/2031	12,435	12,354	0.7	12,415
Pinnacle Treatment Centers, Inc.*˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	19,679	19,635	1.2	19,679
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	17,336	17,193	1.0	17,336
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	8,471	8,396	0.5	8,471
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	1,767	1,752	0.1	1,767
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	1,096	1,086	0.1	1,096
Pinnacle Treatment Centers, Inc.˄	One stop	SF +	5.50	%(g)	10.56%		01/2027	829	822	—	829
Pinnacle Treatment Centers, Inc.˄	One stop	P +	4.25	%(a)	12.25%		01/2027	913	860	0.1	913
Premise Health Holding Corp.˄	One stop	SF +	5.50	%(h)	10.76%		03/2031	29,610	29,203	1.7	29,610
Premise Health Holding Corp.˄(5)	One stop	SF +	5.50%		N/A	(6)	03/2030	—	(47)	—	—
								$214,399	$210,972	12.3%	$213,140
Healthcare Technology
Alegeus Technologies Holdings Corp.*˄	Senior secured	SF +	8.25	%(g)	13.46%		09/2026	5,775	5,730	0.3	5,775

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Amberfield Acquisition Co.˄	One stop	SF +	5.00	%(g)	9.60%		05/2030	$1,487	$1,473	0.1%	$1,487
Amberfield Acquisition Co.˄(5)	One stop	SF +	5.00%		N/A	(6)	05/2030	—	(9)	—	—
Amberfield Acquisition Co.˄(5)	One stop	SF +	5.00%		N/A	(6)	05/2030	—	(1)	—	—
Athenahealth, Inc.˄(7)(20)	Senior secured	SF +	3.25	%(f)	8.10%		02/2029	2,992	2,974	0.2	2,979
ESO Solution, Inc.˄	One stop	SF +	7.00	%(g)	12.06%		05/2027	5,250	5,210	0.3	5,250
GHX Ultimate Parent Corporation˄(20)	Senior secured	SF +	4.00	%(g)	9.13%		06/2027	2,978	2,994	0.2	2,994
HealthEdge Software, Inc.˄	One stop	SF +	4.75	%(f)	9.85%		07/2031	14,299	14,160	0.8	14,156
HealthEdge Software, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	07/2031	—	(18)	—	(19)
HealthEdge Software, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	07/2031	—	(31)	—	(32)
Kona Buyer, LLC˄	One stop	SF +	4.50	%(g)	9.78%		07/2031	13,190	13,061	0.7	13,058
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	(15)	—	(16)
Kona Buyer, LLC˄	One stop	SF +	4.50%		N/A	(6)	07/2031	—	—	—	—
Kona Buyer, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	07/2031	—	(19)	—	(19)
Lacker Bidco Limited˄(7)(8)(9)	One stop	SN +	5.25	%(e)	10.20%		02/2031	12,967	12,066	0.7	12,967
Lacker Bidco Limited˄(7)(8)(9)	One stop	SN +	5.25	%(e)	10.20%		02/2031	2,918	2,589	0.2	2,918
Lacker Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.25%		N/A	(6)	08/2030	—	(41)	—	—
Mediware Information Systems, Inc.˄(20)	Senior secured	SF +	3.25	%(f)	8.21%		03/2028	8,010	8,003	0.5	8,008
Mediware Information Systems, Inc.˄(20)	Senior secured	SF +	3.50	%(f)	8.46%		03/2028	2,985	2,982	0.2	2,988
Neptune Holdings, Inc.˄	One stop	SF +	5.75	%(g)	10.35%		09/2030	5,603	5,532	0.3	5,603
Neptune Holdings, Inc.˄(5)	One stop	SF +	5.75%		N/A	(6)	08/2029	—	(1)	—	—
Netsmart Technologies, Inc.˄(19)	One stop	SF +	5.20	%(f)	7.35% cash/ 2.70	% PIK	08/2031	56,931	56,372	3.3	56,362
Netsmart Technologies, Inc.˄(5)	One stop	SF +	5.20%		N/A	(6)	08/2031	—	(76)	—	(77)
Netsmart Technologies, Inc.˄(5)	One stop	SF +	5.20%		N/A	(6)	08/2031	—	(37)	—	(38)
Stratose Intermediate Holdings II, LLC˄(20)	Senior secured	SF +	2.75	%(f)	7.60%		09/2029	3,508	3,519	0.2	3,510
Tebra Technologies, Inc.˄(19)	One stop	SF +	8.00	%(g)	9.25% cash/ 3.50	% PIK	06/2025	10,819	10,828	0.6	10,927
								$149,712	$147,245	8.6%	$148,781
Hotels, Restaurants & Leisure
BJH Holdings III Corp.*	One stop	SF +	4.50	%(g)	9.97%		08/2027	9,874	9,793	0.6	9,800
Fertitta Entertainment, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.85%		01/2029	8,856	8,846	0.5	8,842
GFP Atlantic Holdco 2, LLC*	One stop	SF +	6.00	%(g)	11.13%		11/2027	2,620	2,579	0.2	2,620
GFP Atlantic Holdco 2, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2027	—	(46)	—	—
Health Buyer, LLC*	Senior secured	SF +	5.25	%(g)	9.85%		04/2029	4,925	4,848	0.3	4,876
Health Buyer, LLC˄(5)	Senior secured	SF +	5.50%		N/A	(6)	04/2029	—	(5)	—	—
PB Group Holdings, LLC˄(19)	One stop	SF +	5.50	%(f)	7.60% cash/ 2.75	% PIK	08/2030	32,513	32,353	1.9	32,351
PB Group Holdings, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	08/2030	—	(19)	—	(19)
Scientific Games Holdings LP˄(20)	Senior secured	SF +	3.00	%(g)	8.32%		04/2029	7,462	7,446	0.4	7,427
SDC Holdco, LLC˄	One stop	SF +	5.00	%(g)	9.60%		06/2031	41,351	41,152	2.4	41,351
SDC Holdco, LLC˄(19)	Second lien	SF +	8.50	%(g)	13.10	% PIK	06/2032	5,937	5,895	0.3	5,937
SDC Holdco, LLC˄	One stop	SF +	5.00	%(g)	9.66%		06/2031	365	347	—	365
SSRG Holdings, LLC*˄	One stop	SF +	5.00	%(g)	9.60%		11/2027	22,860	22,805	1.3	22,745

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
SSRG Holdings, LLC˄	One stop	SF +	5.00	%(g)	10.25%		11/2027	$10,214	$10,165	0.6%	$10,162
SSRG Holdings, LLC˄	One stop	SF +	5.00	%(g)	9.60%		11/2027	630	620	—	619
Super REGO, LLC˄(19)	Subordinated debt	N/A			15.00	% PIK	03/2030	54	53	—	54
YE Brands Holding, LLC*	One stop	SF +	4.75	%(g)	9.35%		10/2027	6,332	6,278	0.4	6,332
YE Brands Holding, LLC˄	One stop	SF +	4.75	%(g)	9.40%		10/2027	706	695	—	706
YE Brands Holding, LLC˄	One stop	SF +	4.75	%(g)	9.47%		10/2027	27	27	—	27
								$154,726	$153,832	8.9%	$154,195
Household Products
WU Holdco, Inc.*	One stop	SF +	5.00	%(g)	9.60%		03/2027	4,012	3,904	0.3	4,012
WU Holdco, Inc.˄	One stop	SF +	5.00	%(g)	9.60%		03/2027	2,153	2,140	0.1	2,153
WU Holdco, Inc.˄	One stop	SF +	5.00	%(g)	9.73%		03/2027	137	133	—	137
WU Holdco, Inc.*	One stop	SF +	5.00	%(g)	9.60%		03/2027	2,048	1,992	0.1	2,048
								$8,350	$8,169	0.5%	$8,350
Industrial Conglomerates
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	%(g)	9.44%		04/2026	6,725	6,652	0.4	6,590
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	%(g)	9.44%		04/2026	4,371	4,324	0.2	4,284
EAB Global, Inc. ˄(20)	Senior secured	SF +	3.25	%(f)	8.10%		08/2028	12,296	12,286	0.7	12,267
Essential Services Holdings Corporation˄	One stop	SF +	5.00	%(g)	10.29%		06/2031	40,923	40,531	2.3	40,514
Essential Services Holdings Corporation˄(5)	One stop	SF +	5.00%		N/A	(6)	06/2030	—	(48)	—	(50)
Essential Services Holdings Corporation˄(5)	One stop	SF +	5.00%		N/A	(6)	06/2031	—	(38)	—	(80)
Excelitas Technologies Corp.˄(7)(8)	One stop	E +	5.25	%(b)	8.60%		08/2029	15,356	14,932	0.9	15,202
Excelitas Technologies Corp.˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2029	—	(18)	—	(26)
Madison IAQ LLC˄(7)(20)	Senior secured	SF +	2.75	%(h)	7.89%		06/2028	4,918	4,918	0.3	4,920
								$84,589	$83,539	4.8%	$83,621
Insurance
Acrisure, LLC˄(20)	Senior secured	SF +	3.25	%(f)	8.21%		11/2030	14,927	14,874	0.9	14,945
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(g)	9.95%		07/2027	7,760	7,706	0.4	7,760
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(g)	9.95%		07/2027	3,524	3,500	0.2	3,524
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(g)	9.95%		07/2027	3,110	3,089	0.2	3,110
AssuredPartners Capital, Inc.˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.35%		02/2031	13,942	14,003	0.8	13,945
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(f)	10.35%		03/2028	7,826	7,690	0.5	7,826
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(g)	10.56%		03/2028	5,262	5,262	0.3	5,262
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(f)	10.36%		03/2028	1,286	1,229	0.1	1,286
Ben Nevis Midco Limited˄(7)(9)	One stop	SF +	5.50	%(f)	10.34%		03/2028	829	829	—	829
Captive Resources Midco, LLC˄(19)	One stop	SF +	5.25	%(f)	10.10%		07/2029	8,462	8,462	0.5	8,462
Compass Investors, Inc. ˄(20)	Senior secured	SF +	2.75	%(g)	7.35%		11/2029	4,948	4,955	0.3	4,939
Doxa Insurance Holdings LLC˄	One stop	SF +	5.25	%(g)	10.06%		12/2030	10,729	10,634	0.6	10,756
Doxa Insurance Holdings LLC˄	One stop	SF +	5.25	%(g)	10.22%		12/2030	8,867	8,776	0.5	8,892
Doxa Insurance Holdings LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2029	—	(20)	—	—
Doxa Insurance Holdings LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	12/2030	—	(163)	—	—
Galway Borrower LLC*	One stop	SF +	4.50	%(g)	9.10%		09/2028	4,914	4,802	0.3	4,890

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Gimlet Bidco GMBH˄(7)(8)(14)	One stop	E +	5.75	%(b)	9.39%		04/2031	$1,671	$1,567	0.1%	$1,654
Gimlet Bidco GMBH˄(7)(8)(14)	One stop	E +	5.75	%(b)	9.39%		04/2031	124	111	—	117
Hub International Limited˄(7)(20)	Senior secured	SF +	3.00	%(g)	8.23%		06/2030	10,631	10,657	0.6	10,627
Integrated Specialty Coverages, LLC˄	One stop	SF +	6.00	%(f)(g)(h)	10.98%		07/2030	889	870	0.1	889
Integrated Specialty Coverages, LLC˄	One stop	SF +	6.00	%(f)(g)(h)	10.88%		07/2030	177	173	—	177
Integrated Specialty Coverages, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	07/2029	—	(1)	—	—
Integrity Marketing Acquisition, LLC˄	One stop	SF +	5.00	%(g)	10.07%		08/2028	24,672	24,421	1.4	24,425
Integrity Marketing Acquisition, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	08/2028	—	(3)	—	(3)
Integrity Marketing Acquisition, LLC˄(5)	One stop	SF +	5.00%		N/A	(6)	08/2028	—	(12)	—	(31)
J.S. Held Holdings, LLC*˄	One stop	SF +	5.50	%(g)	10.25%		12/2026	19,857	19,705	1.1	19,657
J.S. Held Holdings, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	12/2026	—	(2)	—	(2)
Majesco*˄	One stop	SF +	4.75	%(g)	9.35%		09/2028	44,966	44,915	2.6	44,966
Majesco˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2027	—	(3)	—	—
MRH Trowe Germany GMBH˄(7)(8)(14)	One stop	E +	6.00	%(b)	9.49%		02/2029	5,059	4,833	0.3	5,059
Oakbridge Insurance Agency LLC˄	One stop	SF +	5.50	%(f)	10.66%		11/2029	6,596	6,540	0.4	6,596
Oakbridge Insurance Agency LLC˄	One stop	P +	4.50	%(a)(f)	12.07%		11/2029	330	321	—	330
Oakbridge Insurance Agency LLC˄	One stop	SF +	5.50	%(f)	10.66%		11/2029	264	237	—	264
Truist Insurance Holdings, LLC˄(7)(20)	Senior secured	SF +	3.25	%(g)	7.85%		05/2031	8,000	8,008	0.5	8,001
								$219,622	$217,965	12.7%	$219,152
IT Services
Acquia, Inc.˄	One stop	SF +	7.00	%(g)	12.46%		10/2025	9,956	9,949	0.6	9,956
Dcert Buyer, Inc.˄(20)	Senior secured	SF +	4.00	%(f)	8.85%		10/2026	2,961	2,964	0.2	2,881
Delinea Inc.˄	One stop	SF +	6.00	%(g)	10.75%		03/2028	33,003	32,715	1.9	33,003
Delinea Inc.*	One stop	SF +	5.75	%(g)	10.50%		03/2028	8,862	8,603	0.5	8,862
Delinea Inc.*	One stop	SF +	5.75	%(g)	10.50%		03/2028	4,845	4,704	0.3	4,845
E2open, LLC˄(7)(20)	Senior secured	SF +	3.50	%(f)	8.46%		02/2028	7,465	7,491	0.4	7,497
LEIA FINCO US˄(7)(9)(20)	Senior secured	SF +	3.25	%(g)	7.85%		06/2031	5,000	4,941	0.3	4,929
Netwrix Corporation*	One stop	SF +	5.50	%(g)	10.56%		06/2029	8,710	8,573	0.5	8,710
PDQ Intermediate, Inc.˄(19)	Subordinated debt	N/A			13.75	% PIK	10/2031	57	56	—	57
ReliaQuest Holdings, LLC˄(19)	One stop	SF +	6.75	%(g)	8.37% cash/ 3.63	% PIK	04/2031	40,016	39,830	2.3	40,016
ReliaQuest Holdings, LLC˄(5)	One stop	SF +	6.75%		N/A	(6)	04/2031	—	(16)	—	—
ReliaQuest Holdings, LLC˄(5)	One stop	SF +	6.25%		N/A	(6)	04/2031	—	(7)	—	—
Saturn Borrower Inc.*	One stop	SF +	6.50	%(g)	11.25%		09/2026	8,232	7,929	0.5	8,067
Saturn Borrower Inc.˄	One stop	SF +	6.50	%(f)(g)	11.28%		09/2026	870	858	—	852
UKG Inc.˄(20)	Senior secured	SF +	3.25	%(g)	8.55%		02/2031	12,520	12,523	0.7	12,535
VS Buyer, LLC˄(20)	Senior secured	SF +	3.25	%(f)	8.35%		04/2031	5,985	6,003	0.3	6,002
WPEngine, Inc.˄	One stop	SF +	6.50	%(g)	11.62%		08/2029	953	937	0.1	953
WPEngine, Inc.˄	One stop	SF +	6.50%		N/A	(6)	08/2029	—	—	—	—
								$149,435	$148,053	8.6%	$149,165
Leisure Products
AppLovin Corporation˄(7)(20)	Senior secured	SF +	2.50	%(f)	7.35%		08/2030	1,116	1,118	0.1	1,116

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Cast & Crew Payroll, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.60%	12/2028	$5,482	$5,503	0.3%	$5,499
Crunch Holdings, LLC˄	One stop	SF +	4.75	%(f)	9.61%	09/2031	55,161	54,886	3.1	54,885
Crunch Holdings, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	09/2031	—	(38)	—	(38)
EP Purchaser, LLC˄(20)	Senior secured	SF +	3.50	%(g)	8.37%	11/2028	4,952	4,925	0.3	4,970
Movement Holdings, LLC*˄	One stop	SF +	5.25	%(f)	10.10%	03/2030	22,247	22,044	1.3	22,247
Movement Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	03/2030	—	(34)	—	—
Movement Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A (6)	03/2030	—	(136)	—	—
							$88,958	$88,268	5.1%	$88,679
Life Sciences Tools & Services
Graphpad Software, LLC˄	One stop	SF +	4.75	%(g)	9.35%	06/2031	31,524	31,372	1.9	31,524
Graphpad Software, LLC˄(5)	One stop	SF +	4.75%		N/A (6)	06/2031	—	(14)	—	—
Graphpad Software, LLC˄	One stop	SF +	4.75	%(g)	9.35%	06/2031	788	750	—	788
PAS Parent Inc.*˄	One stop	SF +	5.00	%(f)	9.85%	12/2028	19,650	19,347	1.1	19,454
PAS Parent Inc.˄(5)	One stop	SF +	5.00%		N/A (6)	12/2028	—	(66)	—	(140)
							$51,962	$51,389	3.0%	$51,626
Machinery
AI Titan Parent, Inc.˄	One stop	SF +	4.75	%(g)	9.81%	08/2031	9,302	9,211	0.5	9,209
AI Titan Parent, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	08/2031	—	(9)	—	(9)
AI Titan Parent, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	08/2031	—	(11)	—	(12)
Blackbird Purchaser, Inc.*˄	One stop	SF +	5.50	%(g)	10.10%	12/2030	18,132	17,972	1.0	18,132
Blackbird Purchaser, Inc.˄	One stop	SF +	5.50	%(g)	10.10%	12/2030	1,075	1,043	0.1	1,075
Blackbird Purchaser, Inc.˄	One stop	SF +	5.50	%(g)	10.10%	12/2029	362	341	—	362
Filtration Group Corp.˄(20)	Senior secured	SF +	3.50	%(f)	8.46%	10/2028	7,881	7,899	0.5	7,892
Wireco Worldgroup Inc.˄	Senior secured	SF +	3.75	%(g)	9.03%	11/2028	6,278	6,293	0.4	6,121
							$43,030	$42,739	2.5%	$42,770
Media
Lotus Topco, Inc.˄	One stop	SF +	4.75	%(h)	9.00%	06/2030	1,702	1,690	0.1	1,702
Lotus Topco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2030	—	(2)	—	—
Lotus Topco, Inc.˄(5)	One stop	SF +	4.75%		N/A (6)	06/2030	—	(6)	—	—
Triple Lift, Inc.*	One stop	SF +	5.75	%(g)	10.71%	05/2028	8,772	8,511	0.5	8,421
Triple Lift, Inc.*	One stop	SF +	5.75	%(g)	10.71%	05/2028	2,573	2,497	0.1	2,470
							$13,047	$12,690	0.7%	$12,593
Oil, Gas & Consumable Fuels
Envernus, Inc.˄	One stop	SF +	5.50	%(f)	10.35%	12/2029	12,043	11,885	0.7	12,043
Envernus, Inc.˄	One stop	SF +	5.50	%(f)	10.35%	12/2029	63	50	—	63
Envernus, Inc.˄(5)	One stop	SF +	5.50%		N/A (6)	12/2029	—	(4)	—	—
Project Power Buyer, LLC*	One stop	SF +	6.75	%(g)	11.35%	05/2026	14,733	14,733	0.8	14,733
							$26,839	$26,664	1.5%	$26,839
Personal Products
Knowlton Development Corporation, Inc.˄(7)(10)(20)	Senior secured	SF +	4.50	%(f)	9.36%	08/2028	$2,000	$2,006	0.1%	$2,004

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Pharmaceuticals
Caerus Midco 3 S.A.R.L.*(7)(11)	One stop	SF +	5.00	%(g)	9.60%		05/2029	$19,698	$19,233	1.1%	$19,502

Professional Services
Eclipse Buyer, Inc.˄	One stop	SF +	4.75	%(g)	9.74%		09/2031	12,644	12,518	0.7	12,517
Eclipse Buyer, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(61)	—	(16)
Eclipse Buyer, Inc.˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(11)	—	(11)
Eliassen Group, LLC*	One stop	SF +	5.75	%(g)	10.35%		04/2028	4,856	4,856	0.2	4,710
IG Investments Holdings, LLC*	One stop	SF +	6.00	%(g)	11.35%		09/2028	15,756	15,756	0.9	15,756
IG Investments Holdings, LLC*	One stop	SF +	6.00	%(g)	11.35%		09/2028	4,046	4,046	0.2	4,046
NBG Acquisition Corp. and NBG-P Acquisition Corp.*˄	One stop	SF +	5.25	%(g)	10.65%		11/2028	15,679	15,318	0.9	15,209
NBG Acquisition Corp. and NBG-P Acquisition Corp.˄	One stop	SF +	5.25	%(g)	10.72%		11/2028	2,811	2,791	0.2	2,727
PGA Holdings, Inc.˄(20)	Senior secured	SF +	3.50	%(f)	8.35%		04/2031	12,012	12,006	0.7	12,001
Varicent Intermediate Holdings Corporation˄(19)	One stop	SF +	6.00	%(g)	7.35% cash/ 3.25%	PIK	08/2031	39,844	39,260	2.3	39,247
Varicent Intermediate Holdings Corporation˄(5)	One stop	SF +	6.00%		N/A	(6)	08/2031	—	(78)	—	(79)
Varicent Intermediate Holdings Corporation˄(5)	One stop	SF +	6.00%		N/A	(6)	08/2031	—	(75)	—	(76)
								$107,648	$106,326	6.1%	$106,031
Real Estate Management & Development
RealPage, Inc.˄(20)	Senior secured	SF +	3.00	%(f)	7.96%		04/2028	$4,962	$4,946	0.3%	$4,823

Road & Rail
Kenan Advantage Group, Inc.˄	Senior secured	SF +	3.25	%(f)	8.10%		01/2029	$14,922	$14,931	0.9%	$14,897

Software
Anaplan, Inc.˄	One stop	SF +	5.25	%(g)	9.85%		06/2029	10,000	9,921	0.6	10,000
Appfire Technologies, LLC*	One stop	SF +	4.75	%(g)	9.35%		03/2028	10,180	10,034	0.6	10,180
Appfire Technologies, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	03/2028	—	(105)	—	—
Apttus Corporation˄(20)	Senior secured	SF +	3.50	%(g)	8.56%		05/2028	9,931	9,926	0.6	9,979
AQA Acquisition Holding, Inc. ˄(20)	Senior secured	SF +	4.25	%(g)	9.76%		03/2028	10,610	10,623	0.6	10,646
Artifact Bidco, Inc.˄	One stop	SF +	4.50	%(g)	9.10%		05/2031	5,024	4,975	0.3	4,974
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.50%		N/A	(6)	05/2031	—	(6)	—	(6)
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.50%		N/A	(6)	05/2030	—	(3)	—	(3)
Artifact Bidco, Inc.˄(5)	One stop	SF +	4.50%		N/A	(6)	05/2030	—	(6)	—	(6)
Axiom Merger Sub Inc.˄(7)(8)	One stop	E +	4.75	%(b)(c)	8.58%		04/2026	5,998	5,849	0.3	5,953
Azul Systems, Inc.*	Senior secured	SF +	4.50	%(g)	9.25%		04/2027	3,000	3,000	0.2	3,000
Azurite Intermediate Holdings, Inc.˄	One stop	SF +	6.50	%(f)	11.35%		03/2031	11,226	11,025	0.6	11,226
Azurite Intermediate Holdings, Inc.*	One stop	SF +	6.50	%(f)	11.35%		03/2031	7,718	7,611	0.4	7,718
Azurite Intermediate Holdings, Inc.˄(5)	One stop	SF +	6.50%		N/A	(6)	03/2031	—	(39)	—	—
Baxter Planning Systems, LLC˄(19)	One stop	SF +	6.25	%(g)	8.12% cash/ 3.38%	PIK	05/2031	11,632	11,550	0.7	11,632
Baxter Planning Systems, LLC˄(5)	One stop	SF +	6.25%		N/A	(6)	05/2031	—	(15)	—	—
Baxter Planning Systems, LLC˄(5)	One stop	SF +	5.75%		N/A	(6)	05/2031	—	(17)	—	—
BestPass, Inc.˄	One stop	SF +	5.25	%(f)	10.10%		08/2031	36,600	36,421	2.1	36,417

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)/	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
BestPass, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2031	$—	$(18)	—%	$(18)
BestPass, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2031	—	(23)	—	(24)
Bloomerang, LLC˄	One stop	SF +	6.00	%(f)	10.85%		12/2029	10,189	10,100	0.6	10,189
Bloomerang, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(20)	—	—
Bloomerang, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	12/2029	—	(27)	—	—
Bottomline Technologies, Inc.*	One stop	SF +	5.25	%(f)	10.10%		05/2029	4,925	4,809	0.3	4,875
Bullhorn, Inc.*	One stop	SF +	5.00	%(f)	9.85%		10/2029	3,959	3,926	0.2	3,959
Bullhorn, Inc.*	One stop	SF +	5.00	%(f)	9.85%		10/2029	3,959	3,927	0.2	3,959
Camelia Bidco Limited˄(7)(8)(9)	One stop	SN +	5.50	%(e)	10.45%		08/2030	4,793	4,481	0.3	4,793
Camelia Bidco Limited˄(7)(8)(9)	One stop	SN +	5.50	%(e)	10.45%		08/2030	679	610	—	679
Camelia Bidco Limited˄(7)(8)(9)	One stop	A +	5.50	%(d)	9.93%		08/2030	307	282	—	307
Camelia Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.50%		N/A	(6)	08/2030	—	(20)	—	—
CB Buyer, Inc.˄	One stop	SF +	5.25	%(g)	9.85%		07/2031	32,269	31,958	1.9	32,269
CB Buyer, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	07/2031	—	(35)	—	—
CB Buyer, Inc.˄(5)	One stop	SF +	5.25%		N/A	(6)	07/2031	—	(44)	—	—
ConnectWise, LLC˄(20)	Senior secured	SF +	3.50	%(g)	8.37%		10/2028	14,952	14,936	0.9	14,960
Cornerstone OnDemand, Inc.˄(7)(20)	Senior secured	SF +	3.75	%(f)	8.71%		10/2028	9,509	9,306	0.5	8,932
Crewline Buyer, Inc.˄	One stop	SF +	6.75	%(g)	11.35%		11/2030	24,193	23,877	1.4	24,193
Crewline Buyer, Inc.˄(5)	One stop	SF +	6.75%		N/A	(6)	11/2030	—	(33)	—	—
Daxko Acquisition Corporation*	One stop	SF +	5.00	%(f)	9.85%		10/2028	11,695	11,338	0.7	11,695
Daxko Acquisition Corporation˄	One stop	P +	4.00	%(a)	12.00%		10/2028	149	115	—	149
Daxko Acquisition Corporation˄(5)	One stop	SF +	5.00%		N/A	(6)	10/2028	—	(70)	—	—
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	5.50	%(b)	8.85%		08/2030	3,879	3,643	0.2	3,879
Denali Bidco Limited˄(7)(8)(9)	One stop	SN +	6.00	%(e)	10.95%		08/2030	2,321	2,148	0.1	2,332
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	6.00	%(b)	9.35%		08/2030	784	733	—	788
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	6.00	%(b)	9.35%		08/2030	560	536	—	563
Denali Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	5.50%		N/A	(6)	08/2030	—	(37)	—	—
EverCommerce Solutions, Inc.˄(7)(20)	Senior secured	SF +	3.00	%(f)	7.96%		07/2028	8,143	8,164	0.5	8,163
Evergreen IX Borrower 2023, LLC˄	One stop	SF +	4.75	%(g)	9.35%		09/2030	11,795	11,485	0.7	11,677
Evergreen IX Borrower 2023, LLC˄	One stop	SF +	4.75	%(g)	9.35%		09/2030	3,682	3,646	0.2	3,645
Evergreen IX Borrower 2023, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	10/2029	—	(34)	—	(10)
Gurobi Optimization, LLC˄	One stop	SF +	4.75	%(f)(g)	9.47%		09/2031	46,708	46,245	2.7	46,241
Gurobi Optimization, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	09/2031	—	(39)	—	(39)
Hornet Security Holding GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(c)	5.91% cash/ 4.50%	PIK	02/2031	15,136	14,523	0.9	15,136
Hornet Security Holding GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)(c)	5.91% cash/ 4.50%	PIK	02/2031	10,088	9,680	0.6	10,088
Hornet Security Holding GMBH˄(7)(8)(14)	One stop	E +	6.50%		N/A	(6)	08/2030	—	—	—	—
Hornet Security Holding GMBH˄(5)(7)(8)(14)	One stop	E +	6.50%		N/A	(6)	02/2031	—	(55)	—	—
Hyland Software, Inc.˄	One stop	SF +	6.00	%(f)	10.85%		09/2030	28,473	28,110	1.6	28,473
Hyland Software, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	09/2029	—	(1)	—	(1)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Icefall Parent, Inc.˄	One stop	SF +	6.50	%(f)	11.35%		01/2030	$22,333	$21,937	1.3%	$22,333
Icefall Parent, Inc.˄(5)	One stop	SF +	6.50%		N/A	(6)	01/2030	—	(38)	—	—
Juvare, LLC*˄	One stop	SF +	6.25	%(g)	11.46%		10/2026	5,568	5,395	0.3	5,401
Kaseya Inc.*(19)	One stop	SF +	5.50	%(g)	10.75%		06/2029	8,151	8,025	0.5	8,151
LeadsOnline, LLC*	One stop	SF +	4.75	%(g)	10.17%		02/2028	4,418	4,324	0.3	4,418
LeadsOnline, LLC*	One stop	SF +	4.75	%(g)	9.45%		02/2028	2,253	2,243	0.1	2,253
LeadsOnline, LLC˄	One stop	SF +	4.75	%(g)	10.17%		02/2028	780	763	—	780
LeadsOnline, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	02/2028	—	(1)	—	—
Matrix42 Holding GMBH˄(7)(8)(11)	One stop	E +	6.25	%(c)	9.92%		01/2030	182	175	—	182
Modena Buyer, LLC˄(20)	Senior secured	SF +	4.50	%(g)	9.09%		07/2031	10,000	9,704	0.6	9,597
Motus Group, LLC˄(20)	Senior secured	SF +	4.00	%(g)	8.70%		12/2028	7,972	8,003	0.5	7,992
Navex TopCo, Inc.*˄	One stop	SF +	5.50	%(f)	10.60%		11/2030	23,044	22,643	1.3	23,044
Navex TopCo, Inc.˄(5)	One stop	SF +	5.75%		N/A	(6)	11/2028	—	(34)	—	—
Orsay Bidco 1 B.V. and Sky Group Holding B.V.˄(5)(7)(8)(12)	One stop	E +	5.75%		N/A	(6)	11/2029	—	(112)	—	—
Panzura, LLC˄(19)	One stop	N/A			4.00% cash/ 15.00	% PIK	08/2027	59	54	—	49
Personify, Inc.*	One stop	SF +	5.25	%(g)	10.00%		09/2025	7,473	7,460	0.4	7,473
Pineapple German Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)	10.51	% PIK	01/2031	19,633	18,829	1.1	19,437
Pineapple German Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)	10.51	% PIK	01/2031	4,669	4,432	0.3	4,593
Pineapple German Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	7.00	%(b)	10.51	% PIK	01/2031	1,348	1,279	0.1	1,334
Planview Parent, Inc.˄(20)	Senior secured	SF +	3.75	%(g)	8.35%		12/2027	10,182	10,214	0.6	10,201
Pluralsight, LLC˄(19)	One stop	SF +	7.50	%(g)	12.57	% PIK	08/2029	1,791	1,721	0.1	1,719
Pluralsight, LLC˄(19)	One stop	SF +	4.50	%(g)	8.12% cash/ 1.50	% PIK	08/2029	1,194	1,159	0.1	1,158
Pluralsight, LLC˄(19)	One stop	SF +	4.50	%(g)	9.62% cash/ 1.50	% PIK	08/2029	597	597	—	579
Pluralsight, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	08/2029	—	—	—	(9)
Pluralsight, LLC˄(5)	One stop	SF +	4.50%		N/A	(6)	08/2029	—	—	—	(22)
Proofpoint, Inc.˄(20)	Senior secured	SF +	3.00	%(f)	7.85%		08/2028	13,126	13,137	0.8	13,134
QAD, Inc.*	One stop	SF +	4.75	%(f)	9.60%		11/2027	9,848	9,848	0.6	9,848
S2P Acquisition Borrower, Inc.˄	Senior secured	SF +	4.00	%(g)	9.16%		08/2026	4,335	4,340	0.3	4,346
SailPoint Technologies Holdings, Inc.˄	One stop	SF +	6.00	%(g)	11.10%		08/2029	10,000	9,920	0.6	10,000
Sapphire Bidco Oy˄(7)(8)(13)	One stop	E +	5.50	%(b)	9.20%		07/2029	14,477	14,074	0.8	14,477
Telesoft Holdings LLC*	One stop	SF +	5.75	%(f)	10.70%		12/2026	5,687	5,632	0.3	5,687
Togetherwork Holdings, LLC˄	One stop	SF +	5.25	%(f)	10.10%		05/2031	44,877	44,504	2.6	44,877
Togetherwork Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	05/2031	—	(53)	—	—
Togetherwork Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	05/2031	—	(38)	—	—
Transform Bidco Limited˄(7)(9)	One stop	SF +	7.00	%(g)	12.31%		01/2031	7,818	7,712	0.4	7,720
Transform Bidco Limited˄(5)(7)(9)	One stop	SF +	7.00%		N/A	(6)	06/2030	—	(16)	—	(15)
Transform Bidco Limited˄(5)(7)(9)	One stop	SF +	7.00%		N/A	(6)	01/2031	—	(93)	—	(95)
Vantage Bidco GMBH˄(7)(8)(14)(19)	One stop	E +	6.25	%(b)	6.47% cash/ 3.13	% PIK	04/2031	20,638	19,508	1.2	20,432
Vantage Bidco GMBH˄(5)(7)(8)(14)	One stop	E +	6.25%		N/A	(6)	10/2030	—	(48)	—	(35)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($)	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	/ Shares(3)	Cost	Assets	Value(4)
Varinem German Midco GMBH˄(7)(8)(14)	One stop	E +	6.00	%(c)	9.67%		07/2031	$26,204	$25,417	1.5%	$25,942
Varinem German Midco GMBH˄(7)(8)(14)	One stop	E +	6.00%		N/A	(6)	07/2031	—	—	—	—
Workforce Software, LLC ˄(19)	One stop	SF +	7.25	%(g)	9.46% cash/ 3.00	% PIK	07/2025	9,427	9,355	0.5	9,427
Zendesk, Inc.˄	One stop	SF +	5.00	%(g)	9.69%		11/2028	10,260	10,260	0.6	10,260
								$683,410	$671,097	39.3%	$680,230
Specialty Retail
Ashco, LLC˄(20)	Senior secured	SF +	3.75	%(f)	8.71%		03/2028	15,902	15,925	0.9	15,920
Ave Holdings III, Corp*˄	One stop	SF +	5.25	%(h)	9.75%		02/2028	13,585	13,288	0.8	13,585
Biscuit Parent, LLC˄	One stop	SF +	4.75	%(g)	9.35%		02/2031	18,321	18,195	1.1	18,321
Biscuit Parent, LLC˄(5)	One stop	SF +	4.75%		N/A	(6)	02/2031	—	(39)	—	—
Cavender Stores L.P.*˄	Senior secured	SF +	5.00	%(g)	9.60%		10/2029	24,193	23,992	1.4	24,193
CVP Holdco, Inc.˄	One stop	SF +	5.00	%(f)	9.85%		06/2031	32,806	32,491	1.9	32,806
CVP Holdco, Inc.˄(5)	One stop	SF +	7.50%		N/A	(6)	06/2030	—	(33)	—	—
CVP Holdco, Inc.˄(5)	One stop	SF +	7.50%		N/A	(6)	06/2031	—	(42)	—	—
Med Parentco, LP˄(20)	Senior secured	SF +	4.00	%(f)	8.85%		04/2031	5,000	5,021	0.3	5,014
PetVet Care Centers LLC*	One stop	SF +	6.00	%(f)	10.85%		11/2030	9,332	9,169	0.5	8,866
PetVet Care Centers LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2029	—	(24)	—	(63)
PetVet Care Centers LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	11/2030	—	(11)	—	—
PPV Intermediate Holdings, LLC*	One stop	SF +	5.75	%(g)	10.81%		08/2029	4,988	4,908	0.3	4,988
PPV Intermediate Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	08/2029	—	(55)	—	(57)
Radiance Borrower, LLC˄(19)	One stop	SF +	5.75	%(f)	7.85% cash/ 2.75	% PIK	06/2031	40,757	40,465	2.3	40,757
Radiance Borrower, LLC˄	One stop	SF +	5.25	%(f)	10.10%		06/2031	776	744	—	776
Southern Veterinary Partners, LLC˄(20)	Senior secured	SF +	3.75	%(g)	8.35%		10/2027	7,725	7,710	0.4	7,750
VSG Acquisition Corp. and Sherrill, Inc.*˄	One stop	SF +	5.50	%(g)	11.01%		04/2028	24,373	24,014	1.4	23,642
								$197,758	$195,718	11.3%	$196,498
Trading Companies & Distributors
Marcone Yellowstone Buyer Inc.*	One stop	SF +	6.25	%(g)	11.73%		06/2028	11,640	11,205	0.6	10,389
Marcone Yellowstone Buyer Inc.*	One stop	SF +	6.25	%(g)	11.73%		06/2028	4,924	4,740	0.3	4,395
								$16,564	$15,945	0.9%	$14,784
Water Utilities
Vessco Midco Holdings, LLC˄	One stop	SF +	5.25	%(f)(h)	10.22%		07/2031	15,577	15,425	0.9	15,421
Vessco Midco Holdings, LLC˄	One stop	SF +	5.25	%(h)	9.54%		07/2031	762	736	—	710
Vessco Midco Holdings, LLC˄(5)	One stop	SF +	5.25%		N/A	(6)	07/2031	—	(17)	—	(17)
								$16,339	$16,144	0.9%	$16,114

Total debt investments								$3,276,268	$3,235,069	187.8%	$3,253,855

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above	Interest		Acquisition	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)	Rate(2)		Date	Date	Shares(3)	Cost	Assets	Value(4)
Equity investments(16)(17)
Automobiles
CAP-KSI Holdings, LLC˄	Preferred stock	N/A	N/A		06/2024	N/A	1,146	$1,146	0.1%	$1,146
CAP-KSI Holdings, LLC˄	LP units	N/A	N/A		06/2024	N/A	1,146	—	—	—
Quick Quack Car Wash Holdings, LLC˄	LP units	N/A	N/A		06/2024	N/A	417	417	—	439
Quick Quack Car Wash Holdings, LLC˄	LLC units	N/A	N/A		06/2024	N/A	83	83	—	87
Yorkshire Parent, Inc.˄	LP units	N/A	N/A		12/2023	N/A	—	94	—	102
								$1,740	0.1%	$1,774
Commercial Services & Supplies
FR Vision Holdings, Inc.˄	LP units	N/A	N/A		01/2024	N/A	—	$109	—%	$117

Diversified Consumer Services
CHVAC Services Investment, LLC˄	Common stock	N/A	N/A		05/2024	N/A	162	408	0.1	464
Virginia Green Acquisition, LLC˄	LP units	N/A	N/A		12/2023	N/A	73	73	—	83
								$481	0.1%	$547
Healthcare Technology
Amberfield Acquisition Co.˄	LLC units	N/A	N/A		05/2024	N/A	450	$450	—%	$452

Hotels, Restaurants & Leisure
PB Group Holdings, LLC˄	LP units	N/A	N/A		08/2024	N/A	113	$262	—%	$262

Insurance
Oakbridge Insurance Agency LLC˄	LP units	N/A	N/A		11/2023	N/A	4	$70	—%	$72

Professional Services
Eclipse Buyer, Inc.˄(18)	Preferred stock	N/A	12.50% Non-Cash		09/2024	N/A	—	$3,329	0.2%	$3,300

Leisure Products
Movement Holdings, LLC˄	LLC units	N/A	N/A		03/2024	N/A	—	$661	—%	$600

Software
CB Buyer, Inc.˄	LP units	N/A	N/A		07/2024	N/A	458	458	—	458
Denali Bidco Limited˄(7)(9)	LP interest	N/A	N/A		08/2023	N/A	75	98	—	144
Gurobi Optimization, LLC˄	Common stock	N/A	N/A		09/2024	N/A	—	209	—	209
Panzura, LLC˄	LLC units	N/A	N/A		09/2023	N/A	1	4	—	—
Pluralsight, LLC˄	LLC units	N/A	N/A		08/2024	N/A	597	1,100	0.1	1,100
Togetherwork Holdings, LLC˄	Preferred stock	N/A	N/A		07/2024	N/A	545	2,384	0.2	2,408
								$4,253	0.3%	$4,319

Total equity investments								$11,355	0.7%	$11,443

Total investments								$3,246,424	188.5%	$3,265,298

Money market funds (included in cash and cash equivalents and restricted cash and cash equivalents)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio Institutional Share Class (CUSIP 61747C582)			4.8	% (21)				$93,069	5.4	$93,069
Total money market funds								$93,069	5.4%	$93,069

Total investments and money market funds								$3,339,493	193.9%	$3,358,367

See Notes to Consolidated Financial Statements

*Denotes that all or a portion of the investment collateralizes the 2023 Debt Securitization (as defined in Note 7).

˄Denotes that all or a portion of the investment collateralizes the SMBC Credit Facility (as defined in Note 7).

(1)

The majority of the investments bear interest at a rate that is permitted to be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “SF”), Euro Interbank Offered Rate (“EURIBOR” or “E”), Prime (“P”), Australian Interbank Rate (“AUD” or “A”), Canadian Overnight Repo Rate Average (“CORRA” or “CA”) or Sterling Overnight Index Average (“SONIA” or “SN”) which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over the applicable index and the weighted average current interest rate in effect as of September 30, 2024. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. For positions with multiple outstanding contracts, the spread for the largest outstanding contract is shown. Listed below are the index rates as of September 30, 2024, which was the last business day of the period on which the applicable index rates were determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 30, 2024, as the loan may have priced or repriced based on an index rate prior to September 30, 2024.

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

(a)	Denotes that all or a portion of the contract was indexed to Prime, which was 8.00% as of September 30, 2024.
(b)	Denotes that all or a portion of the contract was indexed to the 90-day EURIBOR, which was 3.28% as of September 30, 2024.
(c)	Denotes that all or a portion of the contract was indexed to the 180-day EURIBOR, which was 3.11% as of September 30, 2024.
(d)	Denotes that all or a portion of the contract was indexed to the Three-Month AUD, which was 4.43% as of September 30, 2024.
(e)	Denotes that all or a portion of the contract was indexed to SONIA, which was 4.95% as of September 30, 2024.
(f)	Denotes that all or a portion of the contract was indexed to the 30-day Term SOFR which was 4.85% as of September 30, 2024.
(g)	Denotes that all or a portion of the contract was indexed to the 90-day Term SOFR which was 4.59% as of September 30, 2024.
(h)	Denotes that all or a portion of the contract was indexed to the 180-day Term SOFR which was 4.25% as of September 30, 2024.
(i)	Denotes that all or a portion of the contract was indexed to the 90-day Term CORRA which was 3.92% as of September 30, 2024.
(2)	For positions with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2024.
(3)	The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.
(4)	The fair values of investments were valued using significant unobservable inputs, unless otherwise noted. See Note 6. Fair Value Measurements.
(5)

The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)	The entire commitment was unfunded as of September 30, 2024. As such, no interest is being earned on this investment. The investment could be subject to an unused facility fee.
(7)

The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2024, total non-qualifying assets at fair value represented 14.8% of the Company’s total assets calculated in accordance with the 1940 Act.

(8)

Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates - Foreign Currency Translation.

(9)The headquarters of this portfolio company is located in the United Kingdom.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments — (continued)

September 30, 2024

(Dollar and share amounts in thousands)

(10)The headquarters of this portfolio company is located in Canada.

(11)The headquarters of this portfolio company is located in Luxembourg.

(12)The headquarters of this portfolio company is located in the Netherlands.

(13)The headquarters of this portfolio company is located in Finland.

(14)The headquarters of this portfolio company is located in Germany.

(15)The headquarters of this portfolio company is located in France.

(16)Equity investments are non-income producing securities, unless otherwise noted.

(17)Ownership of certain equity investments occurs through a holding company or partnership.

(18)The Company holds an equity investment that is income producing.

(19)	All or a portion of the loan interest was capitalized into the outstanding principal balance of the loan in accordance with the terms of the credit agreement during the year ended September 30, 2024.

(20)The fair value of this investment was valued using Level 2 inputs. See Note 6. Fair Value Measurements.

(21)The rate shown is the annualized seven-day yield as of September 30, 2024.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments

September 30, 2023

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace & Defense
AI Convoy US Borrower, LLC ˄(7)(11)	Senior secured	L +	3.50	%(a)	8.89%	01/2027	$2,301	$2,304	0.4%	$2,303
Bleriot US Bidco Inc.˄(7)(17)	Senior secured	SF +	4.00	%(j)	9.65%	10/2028	2,993	3,007	0.5	3,000
Dynasty Acquisition Co.˄(17)	Senior secured	SF +	4.00	%(i)	9.32%	08/2028	2,095	2,084	0.3	2,093
Dynasty Acquisition Co.˄(7)(17)	Senior secured	SF +	4.00	%(i)	9.32%	08/2028	898	893	0.1	897
Transdigm Inc.˄(7)(17)	Senior secured	SF +	3.25	%(j)	8.64%	08/2028	1,437	1,439	0.2	1,439
							$9,724	$9,727	1.5%	$9,732
Airlines
Accelya Lux Finco S.A.R.L.*(7)(11)	One stop	SF +	6.00	%(j)	11.49%	12/2026	1,489	1,420	0.2	1,414
Brown Group Holding, LLC ˄(17)	Senior secured	SF +	3.75	%(i)(j)	9.12%	06/2029	2,993	2,996	0.4	2,994
KKR Apple Bidco, LLC˄(17)	Senior secured	SF +	4.00	%(i)	9.32%	09/2028	2,990	2,998	0.5	2,991
							$7,472	$7,414	1.1%	$7,399
Auto Components
COP CollisionRight Holdings, Inc.*˄	One stop	SF +	5.25	%(j)	10.79%	04/2028	23,425	22,759	3.6	23,191
OEConnection, LLC˄(17)	Senior secured	SF +	4.00	%(i)	9.42%	09/2026	1,444	1,438	0.2	1,442
							$24,869	$24,197	3.8%	$24,633
Automobiles
Denali Midco 2, LLC*˄	One stop	SF +	6.25	%(i)	11.67%	12/2027	19,899	19,335	3.0	19,501
JHCC Holdings LLC*	One stop	SF +	5.25	%(j)	10.79%	09/2025	9,600	9,218	1.5	9,456
National Express Wash Parent Holdco, LLC*˄	One stop	SF +	5.50	%(j)(k)	10.89%	07/2029	19,886	19,123	2.9	19,090
TWAS Holdings, LLC*˄	One stop	SF +	6.75	%(i)	12.17%	12/2026	23,182	22,752	3.5	22,951
							$72,567	$70,428	10.9%	$70,998
Beverages
Winebow Holdings, Inc.*˄	One stop	SF +	6.25	%(i)	11.67%	07/2025	$17,770	$17,770	2.7%	$17,414

Chemicals
Inhance Technologies Holdings LLC*	One stop	SF +	6.00	%(j)	11.40%	07/2024	9,952	9,650	1.5	9,405
Inhance Technologies Holdings LLC˄	One stop	SF +	6.00	%(j)	11.40%	07/2024	4,916	4,767	0.7	4,646
Innophos Holdings, Inc.˄(7)(17)	Senior secured	SF +	3.25	%(i)	8.68%	02/2027	3,438	3,444	0.5	3,427
W.R. Grace & Co˄(7)(17)	Senior secured	SF +	3.75	%(j)	9.40%	08/2028	530	530	0.1	527
							$18,836	$18,391	2.8%	$18,005
Commercial Services & Supplies
BrightView Landscapes, LLC ˄(7)(17)	Senior secured	SF +	3.25	%(j)	8.62%	04/2029	1,242	1,234	0.2	1,245
Kleinfelder Intermediate, LLC˄	One stop	SF +	6.25	%(j)	11.66%	09/2030	1,838	1,801	0.3	1,801
Kleinfelder Intermediate, LLC˄	One stop	SF +	6.25	%(j)	11.66%	09/2028	31	26	—	26
Kleinfelder Intermediate, LLC˄(5)	One stop	SF +	6.25%		N/A (6)	09/2030	—	(4)	—	(4)
Radwell Parent, LLC*	One stop	SF +	6.53	%(j)	12.02%	03/2029	15,919	15,919	2.4	15,919
							$19,030	$18,976	2.9%	$18,987

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Construction & Engineering
Belfor USA Group Inc.˄	Senior secured	SF +	4.00	%(i)	9.43%		04/2026	$1,995	$2,002	0.3%	$1,999
Pike Corporation˄(7)(17)	Senior secured	SF +	3.50	%(i)	8.82%		01/2028	1,995	2,000	0.3	2,000
								$3,990	$4,002	0.6%	$3,999
Construction Materials
U.S. Silica Company˄(7)(17)	Senior secured	SF +	4.75	%(i)	10.17%		03/2030	$2,911	$2,901	0.4%	$2,921
Containers & Packaging
AmerCareRoyal LLC*(16)	Senior secured	SF +	7.00	%(i)	11.98% cash/ 0.50	% PIK	11/2025	1,599	1,599	0.2	1,599
AOT Packaging Products Acquisitionco, LLC ˄(17)	Senior secured	SF +	3.25	%(i)	8.68%		03/2028	3,167	3,128	0.5	3,113
Berlin Packaging, LLC˄(17)	Senior secured	SF +	3.75	%(i)(j)	9.34%		03/2028	2,992	2,969	0.5	2,965
Chase Intermediate*˄	One stop	SF +	5.25	%(i)(j)(k)	10.95%		10/2028	14,871	14,588	2.2	14,574
Pegasus BidCo˄(7)(12)(17)	Senior secured	SF +	4.25	%(j)	9.61%		07/2029	3,491	3,503	0.6	3,498
Reynolds Group Holdings˄(7)(17)	Senior secured	SF +	3.25	%(i)	8.68%		10/2028	3,492	3,498	0.5	3,492
Technimark, LLC˄(17)	Senior secured	SF +	3.75	%(i)	9.18%		06/2028	2,992	2,956	0.5	2,964
WP Deluxe Merger Sub˄(17)	Senior secured	SF +	3.50	%(j)	9.15%		05/2028	3,491	3,457	0.5	3,477
								$36,095	$35,698	5.5%	$35,682
Diversified Consumer Services
Certus Pest, Inc.˄	One stop	SF +	7.50	%(j)	13.04%		02/2026	4,180	4,142	0.6	4,138
Certus Pest, Inc.*	One stop	SF +	7.50	%(j)	13.04%		02/2026	3,910	3,875	0.6	3,871
Certus Pest, Inc.*	One stop	SF +	7.50	%(j)	13.04%		02/2026	3,285	3,255	0.5	3,252
Certus Pest, Inc.*	One stop	SF +	7.50	%(j)	13.04%		02/2026	2,985	2,958	0.5	2,955
Certus Pest, Inc.*	One stop	SF +	7.50	%(j)	13.04%		02/2026	1,805	1,788	0.3	1,787
Certus Pest, Inc.*	One stop	SF +	7.50	%(j)	13.04%		02/2026	1,434	1,421	0.2	1,420
COP Exterminators Acquisitions, Inc.˄	Senior secured	SF +	5.50	%(j)	11.02%		07/2029	780	771	0.1	770
COP Exterminators Acquisitions, Inc.˄(5)	Senior secured	SF +	5.50%		N/A	(6)	07/2029	—	(1)	—	(1)
COP Exterminators Acquisitions, Inc.˄(5)	Senior secured	SF +	5.50%		N/A	(6)	07/2029	—	(7)	—	(5)
HS Spa Holdings, Inc.*	One stop	SF +	5.75	%(k)	11.07%		06/2029	7,960	7,807	1.2	7,880
Liminex, Inc.˄	One stop	SF +	7.25	%(j)	12.79%		11/2026	10,679	10,531	1.6	10,679
Provenance Buyer LLC*	One stop	SF +	5.00	%(i)	10.42%		06/2027	7,560	7,560	1.2	7,560
Provenance Buyer LLC*	One stop	SF +	5.00	%(i)	10.42%		06/2027	3,876	3,876	0.6	3,876
RW AM Holdco LLC*	One stop	SF +	5.25	%(k)	10.82%		04/2028	11,390	10,958	1.7	11,048
								$59,844	$58,934	9.1%	$59,230
Diversified Financial Services
Finastra USA, Inc.˄(7)	One stop	SF +	7.25	%(k)	12.71%		09/2029	20,821	20,408	3.1	20,405
Finastra USA, Inc.˄(7)	One stop	SF +	7.25	%(i)	12.58%		09/2029	11	10	—	10
Focus Financial Partners, LLC˄(17)	Senior secured	SF +	3.50	%(i)	8.82%		06/2028	3,500	3,494	0.5	3,501
Higginbotham Insurance Agency, Inc.˄(5)	One stop	SF +	5.50%		N/A	(6)	11/2028	—	(32)	—	(33)
Howden Group Holdings Limited ˄(7)(9)(17)	Senior secured	SF +	3.25	%(i)	8.69%		11/2027	2,992	2,992	0.5	2,987

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Mariner Wealth Advisors, LLC˄	Senior secured	SF +	3.25	%(j)	8.74%		08/2028	$2,992	$2,921	0.4%	$2,970
Mariner Wealth Advisors, LLC˄	Senior secured	SF +	4.25	%(j)	9.65%		08/2028	499	494	0.1	499
The Dun & Bradstreet Corporation˄(7)(17)	Senior secured	SF +	3.00	%(i)	8.32%		01/2029	3,182	3,198	0.5	3,181
								$33,997	$33,485	5.1%	$33,520
Food & Staples Retailing
Eagle Parent Corp.˄(17)	Senior secured	SF +	4.25	%(j)	9.64%		04/2029	$3,491	$3,437	0.5%	$3,402

Food Products
Louisiana Fish Fry Products, Ltd.*	One stop	SF +	6.25	%(j)	11.79%		07/2027	$8,895	$8,394	1.3%	$8,628

Healthcare Equipment & Supplies
Blue River Pet Care, LLC*	One stop	SF +	5.75	%(j)	11.27%		07/2026	11,665	11,558	1.8	11,549
Blue River Pet Care, LLC*	One stop	SF +	5.75	%(j)	11.27%		07/2026	3,762	3,727	0.6	3,724
CCSL Holdings, LLC*(7)	One stop	SF +	6.00	%(i)	11.42%		12/2026	11,846	11,618	1.8	11,728
CMI Parent Inc.*	Senior secured	SF +	4.75	%(i)	10.17%		08/2025	6,964	6,964	1.0	6,964
Medline Borrower, LP ˄(7)(17)	Senior secured	SF +	3.25	%(i)	8.68%		10/2028	3,491	3,470	0.5	3,486
								$37,728	$37,337	5.7%	$37,451
Healthcare Providers & Services
AHP Health Partners, Inc. ˄(7)(17)	Senior secured	SF +	3.50	%(i)	8.93%		08/2028	2,992	3,000	0.5	2,996
AVG Intermediate Holdings & AVG Subsidiary Holdings LLC*	One stop	SF +	6.13	%(j)	11.65%		03/2027	11,819	11,764	1.8	11,819
Bamboo US Bidco LLC˄	One stop	SF +	6.00	%(i)	11.32%		09/2030	7,871	7,635	1.2	7,635
Bamboo US Bidco LLC˄(7)(8)	One stop	E +	6.00	%(c)	9.86%		09/2030	5,179	5,023	0.8	5,023
Bamboo US Bidco LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	09/2029	—	(50)	—	(50)
Bamboo US Bidco LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	09/2030	—	(18)	—	(18)
CCRR Parent, Inc.˄	Senior secured	SF +	3.75	%(i)	9.18%		03/2028	2,992	2,935	0.4	2,865
Midwest Veterinary Partners, LLC˄(17)	Senior secured	SF +	4.00	%(i)	9.43%		04/2028	2,487	2,440	0.4	2,468
New Look (Delaware) Corporation and NL1 AcquireCo, Inc.˄(7)(8)(10)	One stop	C +	5.50	%(g)	11.01%		05/2028	10,989	10,740	1.6	10,440
Pharmerica˄(17)	Senior secured	SF +	3.25	%(i)	8.68%		03/2026	2,992	2,975	0.4	2,977
Pinnacle Treatment Centers, Inc.*˄	One stop	SF +	6.75	%(j)	12.32%		01/2026	19,893	19,893	3.0	19,893
Verscend Holding Corp.˄(17)	Senior secured	SF +	4.00	%(i)	9.43%		08/2025	2,992	2,999	0.5	2,997
								$70,206	$69,336	10.6%	$69,045
Healthcare Technology
Alegeus Technologies Holdings Corp.*	Senior secured	SF +	8.25	%(k)	13.36%		09/2024	6,000	6,000	0.9	6,000
ESO Solution, Inc.˄	One stop	SF +	7.00	%(j)	12.40%		05/2027	5,250	5,194	0.8	5,198
GHX Ultimate Parent Corporation˄	Senior secured	SF +	4.75	%(j)	10.12%		06/2027	998	1,000	0.2	999
Mediware Information Systems, Inc.˄(17)	Senior secured	SF +	3.25	%(i)	8.68%		03/2028	1,995	1,971	0.3	1,973
Neptune Holdings, Inc.˄	One stop	SF +	6.00	%(k)	11.50%		09/2030	5,646	5,562	0.9	5,575
Neptune Holdings, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	08/2029	—	(1)	—	(1)
Qgenda Intermediate Holdings, LLC*˄	One stop	SF +	5.00	%(j)	10.49%		06/2025	17,492	17,186	2.6	17,142
Qgenda Intermediate Holdings, LLC˄	One stop	SF +	5.00	%(j)	10.49%		06/2025	2,984	2,932	0.4	2,925
Stratose Intermediate Holdings II, LLC˄(17)	Senior secured	SF +	3.50	%(i)	8.93%		09/2026	3,491	3,499	0.5	3,496
Tebra Technologies, Inc.˄(16)	One stop	SF +	8.00	%(i)	9.92 % cash/ 3.50	% PIK	06/2025	10,441	10,463	1.6	10,493
								$54,297	$53,806	8.2%	$53,800

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
Hotels, Restaurants & Leisure
BJH Holdings III Corp.*	One stop	SF +	4.50	%(j)	9.90%		08/2025	$9,975	$9,799	1.5%	$9,875
Fertitta Entertainment, LLC˄(17)	Senior secured	SF +	4.00	%(i)	9.32%		01/2029	3,491	3,465	0.5	3,462
Health Buyer, LLC*	Senior secured	SF +	5.25	%(b)(j)	10.80%		04/2029	4,950	4,855	0.7	4,777
Scientific Games Holdings LP˄(17)	Senior secured	SF +	3.50	%(j)	8.77%		04/2029	2,992	2,966	0.5	2,979
SSRG Holdings, LLC*˄	One stop	SF +	4.75	%(j)	10.29%		11/2025	23,099	23,099	3.5	23,099
Tropical Smoothie Cafe Holdings, LLC*˄	One stop	SF +	4.75	%(j)	10.27%		09/2026	19,466	19,466	3.0	19,466
YE Brands Holding, LLC˄	One stop	SF +	5.75	%(i)	11.18%		10/2027	6,396	6,333	1.0	6,332
YE Brands Holding, LLC˄(5)	One stop	SF +	5.50%		N/A	(6)	10/2027	—	—	—	(1)
								$70,369	$69,983	10.7%	$69,989
Household Products
WU Holdco, Inc.*	One stop	SF +	5.50	%(j)	11.04%		03/2026	4,054	3,870	0.6	3,932
WU Holdco, Inc.*	One stop	SF +	5.50	%(j)	11.04%		03/2026	2,069	1,975	0.3	2,007
								$6,123	$5,845	0.9%	$5,939
Industrial Conglomerates
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	%(j)	10.22%		04/2026	6,778	6,654	1.0	6,642
Arch Global CCT Holdings Corp.*	Senior secured	SF +	4.75	%(j)	10.24%		04/2026	4,417	4,336	0.7	4,328
CPM Holdings, Inc.˄	Senior secured	SF +	3.50	%(i)	8.93%		11/2025	8	8	—	8
EAB Global, Inc. ˄(17)	Senior secured	L +	3.50	%(a)	8.87%		08/2028	3,183	3,164	0.5	3,165
Excelitas Technologies Corp.˄(7)(8)	One stop	E +	5.75	%(d)	9.54%		08/2029	14,730	15,056	2.2	14,583
								$29,116	$29,218	4.4%	$28,726
Insurance
Acrisure, LLC˄(17)	Senior secured	L +	4.25	%(a)	9.68%		02/2027	2,992	2,955	0.5	2,991
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(j)	10.74%		07/2027	7,840	7,766	1.2	7,762
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(j)	10.74%		07/2027	3,560	3,527	0.5	3,525
AMBA Buyer, Inc.*	One stop	SF +	5.25	%(j)	10.74%		07/2027	3,142	3,113	0.5	3,111
AssuredPartners Capital, Inc.˄(7)(17)	Senior secured	SF +	3.50	%(i)	8.82%		02/2027	3,298	3,297	0.5	3,293
Captive Resources Midco, LLC*(16)	One stop	SF +	5.25	%(i)	5.29 % cash/ 5.78	% PIK	07/2029	8,258	8,258	1.3	8,258
Compass Investors, Inc. ˄(17)	Senior secured	SF +	3.75	%(j)	9.14%		11/2029	2,992	3,000	0.4	2,994
Galway Borrower LLC*	One stop	SF +	5.25	%(j)	10.64%		09/2028	11,321	10,997	1.7	10,981
Hub International Limited˄(7)(17)	Senior secured	SF +	4.00	%(j)	9.37%		11/2029	2,993	3,006	0.4	3,001
Integrated Specialty Coverages, LLC˄	One stop	SF +	6.00	%(i)(j)(k)	11.38%		07/2030	896	874	0.1	873
Integrated Specialty Coverages, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	07/2029	—	(1)	—	(1)
Integrated Specialty Coverages, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	07/2030	—	(3)	—	(3)
Integrity Marketing Acquisition, LLC˄	One stop	SF +	6.50%		N/A	(6)	08/2026	—	—	—	—
Integrity Marketing Acquisition, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	08/2026	—	(28)	—	(57)

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above			Interest	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)	Date	Shares(3)	Cost	Assets	Value(4)
J.S. Held Holdings, LLC*˄	One stop	SF +	5.50	%(j)	11.04%	07/2025	$19,944	$19,770	3.0%	$19,745
Majesco*˄	One stop	SF +	7.38	%(j)	12.77%	09/2027	21,477	21,477	3.3	21,477
OneDigital Borrower, LLC˄	Senior secured	SF +	4.25	%(i)	9.67%	11/2027	2,992	2,980	0.5	2,994
							$91,705	$90,988	13.9%	$90,944
IT Services
Acquia, Inc.˄	One stop	L +	7.00	%(a)	12.34%	10/2025	9,956	9,956	1.5	9,956
Delinea Inc.*	One stop	SF +	5.75	%(j)	11.29%	03/2028	8,954	8,615	1.4	8,775
Delinea Inc.*	One stop	SF +	5.75	%(j)	11.29%	03/2028	4,895	4,710	0.7	4,797
GXS Group, Inc. ˄(7)(10)(17)	Senior secured	SF +	2.75	%(i)	8.17%	01/2030	1,702	1,711	0.3	1,705
Infinisource, Inc.*	One stop	SF +	4.50	%(k)	10.09%	10/2026	4,216	4,138	0.7	4,216
Netwrix Corporation*	One stop	SF +	5.00	%(j)(k)	10.37%	06/2029	8,798	8,630	1.3	8,622
Saturn Borrower Inc.*(16)	One stop	SF +	6.50	%(j)	12.04%	09/2026	8,317	7,857	1.2	7,985
UKG Inc.˄(17)	Senior secured	SF +	3.25	%(j)	8.62%	05/2026	3,312	3,273	0.5	3,307
WPEngine, Inc.˄	One stop	SF +	6.50	%(k)	11.92%	08/2029	953	934	0.1	938
WPEngine, Inc.˄(5)	One stop	SF +	6.50%		N/A (6)	08/2029	—	(1)	—	(1)
							$51,103	$49,823	7.7%	$50,300
Leisure Products
Cast & Crew Payroll, LLC˄(17)	Senior secured	SF +	3.50	%(i)	8.93%	02/2026	2,992	2,976	0.5	2,988
EP Purchaser, LLC˄(17)	Senior secured	SF +	3.50	%(j)	9.15%	11/2028	2,993	2,968	0.4	2,962
							$5,985	$5,944	0.9%	$5,950
Life Sciences Tools & Services
PAS Parent Inc.*˄	One stop	SF +	5.25	%(i)	10.68%	12/2028	$19,849	$19,470	3.0%	$19,452

Machinery
Filtration Group Corp.˄(17)	Senior secured	SF +	3.50	%(i)	8.93%	10/2028	2,992	2,992	0.5	2,984
Wireco Worldgroup Inc.˄	Senior secured	SF +	4.25	%(i)	9.70%	11/2028	2,873	2,880	0.4	2,875
							$5,865	$5,872	0.9%	$5,859
Media
Triple Lift, Inc.*	One stop	SF +	5.75	%(j)	11.30%	05/2028	8,862	8,526	1.3	8,508
Triple Lift, Inc.*	One stop	SF +	5.75	%(j)	11.30%	05/2028	2,600	2,501	0.4	2,495
							$11,462	$11,027	1.7%	$11,003
Oil, Gas & Consumable Fuels
Envernus, Inc.*˄	Senior secured	SF +	4.25	%(i)	9.67%	07/2025	20,510	20,420	3.1	20,408
Project Power Buyer, LLC*	One stop	SF +	7.00	%(j)	12.39%	05/2026	14,886	14,886	2.3	14,886
							$35,396	$35,306	5.4%	$35,294
Pharmaceuticals
Caerus Midco 3 S.A.R.L.*(7)(11)	One stop	SF +	5.50	%(j)	10.89%	05/2029	$19,900	$19,328	3.0%	$19,303

Professional Services
Eliassen Group, LLC*	One stop	SF +	5.50	%(k)	10.84%	04/2028	4,905	4,905	0.8	4,905
IG Investments Holdings, LLC*	One stop	SF +	6.00	%(i)(j)	11.45%	09/2028	15,919	15,919	2.4	15,919

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
IG Investments Holdings, LLC*	One stop	SF +	6.00	%(j)	11.47%		09/2028	$4,088	$4,088	0.6%	$4,088
NBG Acquisition Corp. and NBG-P Acquisition Corp.*˄	One stop	SF +	5.25	%(j)	10.77%		11/2028	15,840	15,387	2.4	15,364
Net Health Acquisition Corp.*	One stop	SF +	5.75	%(i)	11.17%		12/2025	9,949	9,770	1.5	9,750
PGA Holdings, Inc.˄(17)	Senior secured	SF +	3.50	%(j)	9.18%		07/2026	2,992	2,929	0.4	2,886
								$53,693	$52,998	8.1%	$52,912
Road & Rail
Kenan Advantage Group, Inc.˄	Senior secured	SF +	4.18	%(k)	9.48%		03/2026	$2,992	$2,996	0.5%	$2,989

Software
Anaplan, Inc.˄	One stop	SF +	6.50	%(i)	11.82%		06/2029	10,000	9,904	1.5	10,000
Appfire Technologies, LLC*	One stop	SF +	5.50	%(j)	11.06%		03/2027	10,287	10,095	1.5	10,081
Apttus Corporation˄(17)	Senior secured	SF +	4.00	%(i)	9.43%		05/2028	2,992	2,956	0.5	2,961
AQA Acquisition Holding, Inc. ˄(17)	Senior secured	SF +	4.25	%(j)	9.91%		03/2028	1,995	1,975	0.3	1,988
Axiom Merger Sub Inc.˄(7)(8)	One stop	E +	5.50	%(d)(e)	8.90%		04/2026	5,755	5,939	0.9	5,755
Azul Systems, Inc.*	Senior secured	SF +	4.50	%(j)	10.04%		04/2027	3,000	3,000	0.5	3,000
Bottomline Technologies, Inc.*	One stop	SF +	5.25	%(i)	10.57%		05/2029	4,975	4,832	0.7	4,763
Bullhorn, Inc.*	One stop	SF +	5.75	%(j)	11.24%		09/2026	3,980	3,943	0.6	3,940
Bullhorn, Inc.*	One stop	SF +	5.75	%(j)	11.24%		09/2026	3,979	3,943	0.6	3,940
Camelia Bidco Limited˄(7)(8)(9)	One stop	SN +	6.25	%(h)	11.44%		08/2030	4,373	4,468	0.7	4,308
Camelia Bidco Limited˄(7)(8)(9)	One stop	A +	6.25	%(f)	10.39%		08/2030	285	282	—	281
Camelia Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	6.25%		N/A	(6)	08/2030	—	(29)	—	(28)
ConnectWise, LLC˄(17)	Senior secured	SF +	3.50	%(i)	8.93%		10/2028	2,936	2,888	0.4	2,896
Daxko Acquisition Corporation*	One stop	SF +	5.50	%(i)	10.92%		10/2028	11,815	11,365	1.7	11,342
Dcert Buyer, Inc.˄(17)	Senior secured	SF +	4.00	%(i)	9.32%		10/2026	2,992	2,996	0.5	2,978
Denali Bidco Limited˄(7)(8)(9)	One stop	SN +	6.00	%(h)	11.19%		08/2030	2,118	2,140	0.3	2,065
Denali Bidco Limited˄(7)(8)(9)	One stop	E +	6.00	%(c)	9.86%		08/2030	532	534	0.1	518
Denali Bidco Limited˄(5)(7)(8)(9)	One stop	SN +	6.00%		N/A	(6)	08/2030	—	(9)	—	(9)
Diligent Corporation*	One stop	SF +	6.25	%(j)	11.77%		08/2025	5,969	5,917	0.9	5,910
ECI Macola/Max Holding, LLC˄(17)	Senior secured	SF +	3.75	%(j)	9.40%		11/2027	1,995	1,995	0.3	1,994
EverCommerce Solutions, Inc.˄(7)	Senior secured	SF +	3.25	%(i)	8.68%		07/2028	1,990	1,992	0.3	1,994
Evergreen IX Borrower 2023, LLC˄	One stop	SF +	6.00	%(j)	11.39%		09/2030	11,885	11,588	1.8	11,587
Evergreen IX Borrower 2023, LLC˄(5)	One stop	SF +	6.00%		N/A	(6)	10/2029	—	(33)	—	(33)
Hyland Software, Inc.˄	One stop	SF +	6.00	%(i)	11.32%		09/2030	28,688	28,260	4.3	28,258
Hyland Software, Inc.˄(5)	One stop	SF +	6.00%		N/A	(6)	09/2029	—	(1)	—	(2)
Juvare, LLC*	One stop	SF +	6.25	%(j)	11.82%		10/2026	5,568	5,311	0.8	5,290
Kaseya Inc.*(16)	One stop	SF +	6.25	%(j)	9.12 % cash/ 2.50	% PIK	06/2029	8,017	7,864	1.2	7,937
LeadsOnline, LLC˄	One stop	SF +	6.25	%(i)	11.58%		02/2028	4,463	4,353	0.7	4,351
LeadsOnline, LLC˄	One stop	SF +	6.25	%(i)	11.58%		02/2028	787	768	0.1	768

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

		Spread								Percentage
	Investment	Above			Interest		Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)			Rate(2)		Date	Shares(3)	Cost	Assets	Value(4)
LeadsOnline, LLC˄(5)	One stop	SF +	6.25%		N/A	(6)	02/2028	$—	$(1)	—%	$(1)
Neo Bidco GMBH˄(7)(8)(11)(16)	One stop	E +	6.00	%(e)	9.95%		07/2028	172	176	—	172
Panzura, LLC˄(16)	One stop		N/A		2.00 % cash/ 13.00	% PIK	08/2027	50	44	—	44
PDI TA Holdings, Inc.*	One stop	SF +	4.50	%(j)	9.98%		10/2024	13,893	13,893	2.1	13,893
Personify, Inc.*	One stop	SF +	5.25	%(j)	10.64%		09/2024	8,636	8,636	1.3	8,636
Pluralsight, LLC˄	One stop	SF +	8.00	%(j)	13.45%		04/2027	10,000	10,000	1.5	9,900
QAD, Inc.*	One stop	SF +	5.38	%(i)	10.69%		11/2027	9,949	9,949	1.5	9,949
S2P Acquisition Borrower, Inc.˄(17)	Senior secured	SF +	4.00	%(i)	9.42%		08/2026	3,491	3,497	0.5	3,491
SailPoint Technologies Holdings, Inc.˄	One stop	SF +	6.25	%(i)	11.58%		08/2029	10,000	9,904	1.5	9,900
Sapphire Bidco Oy˄(7)(8)(13)	One stop	E +	5.75	%(d)	9.41%		07/2029	13,747	14,051	2.1	13,747
Telesoft Holdings LLC*	One stop	SF +	5.75	%(i)	11.17%		12/2025	5,746	5,669	0.9	5,660
Togetherwork Holdings, LLC*	One stop	SF +	6.00	%(i)	11.42%		03/2025	5,000	4,947	0.8	5,000
Workforce Software, LLC˄(16)	One stop	SF +	7.25	%(j)	9.82 % cash/ 3.00	% PIK	07/2025	9,145	8,986	1.4	9,054
Zendesk, Inc.˄(16)	One stop	SF +	6.75	%(j)	8.90 % cash/ 3.25	% PIK	11/2028	10,176	10,176	1.6	10,176
								$241,381	$239,163	36.4%	$238,454
Specialty Retail
Ashco, LLC˄(17)	Senior secured	SF +	3.75	%(i)	9.18%		03/2028	3,489	3,481	0.5	3,486
Ave Holdings III, Corp*˄	One stop	SF +	5.50	%(j)	11.04%		02/2028	15,830	15,380	2.4	15,354
PPV Intermediate Holdings, LLC*	One stop	SF +	5.75	%(j)	11.17%		08/2029	5,000	4,904	0.8	4,925
Southern Veterinary Partners, LLC˄(17)	Senior secured	SF +	4.00	%(i)	9.43%		10/2027	3,491	3,454	0.5	3,474
VSG Acquisition Corp. and Sherrill, Inc.*˄	One stop	SF +	5.50	%(k)	11.40%		04/2028	24,623	24,157	3.6	23,638
								$52,433	$51,376	7.8%	$50,877
Trading Companies & Distributors
Marcone Yellowstone Buyer Inc.*	One stop	SF +	6.25	%(j)	11.79%		06/2028	11,730	11,173	1.7	11,026
Marcone Yellowstone Buyer Inc.*	One stop	SF +	6.25	%(j)	11.79%		06/2028	4,975	4,739	0.7	4,676
								$16,705	$15,912	2.4%	$15,702

Total debt investments								$1,195,799	$1,179,482	180.4%	$1,178,539

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

		Spread							Percentage
	Investment	Above	Interest		Acquisition	Maturity	Principal ($) /	Amortized	of Net	Fair
	Type	Index(1)	Rate(2)		Date	Date	Shares(3)	Cost	Assets	Value(4)
Equity investments(14)(15)
Software
Denali Bidco Limited˄(7)(9)	LP interest	N/A	N/A		08/2023	N/A	70	$90	—%	$90
Panzura, LLC˄	LLC units	N/A	N/A		09/2023	N/A	1	4	—	4
								$94	—%	$94
Total equity investments								$94	—%	$94

Total investments								$1,179,576	180.4%	$1,178,633

Money market funds (included in cash and cash equivalents and restricted cash and cash equivalents)
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio Institutional Share Class (CUSIP 61747C582)			5.2	%(18)				40,090	6.1	40,090
Total money market funds								$40,090	6.1%	$40,090
Total investments and money market funds								$1,219,666	186.5%	$1,218,723

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

*	Denotes that all or a portion of the investment collateralizes the 2023 Debt Securitization (as defined in Note 7).
˄	Denotes that all or a portion of the investment collateralizes the SMBC Credit Facility (as defined in Note 7).
(1)	The majority of the investments bear interest at a rate that is permitted to be determined by reference to the Secured Overnight Financing Rate (“SOFR” or “SF”), Euro Interbank Offered Rate (“EURIBOR” or “E”), Canadian Bankers Acceptance Rate (“CDOR” or “C”), Australian Interbank Rate (“AUD” or “A”), Sterling Overnight Index Average (“SONIA” or “SN”) or the London Interbank Offered Rate (“LIBOR” or “L”) denominated in U.S. dollars which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over the applicable index and the weighted average current interest rate in effect as of September 30, 2023. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. For positions with multiple outstanding contracts, the spread for the largest outstanding contract is shown. Listed below are the index rates as of September 30, 2023, which was the last business day of the period on which the applicable index rates were determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 30, 2023, as the loan may have priced or repriced based on an index rate prior to September 30, 2023.
(a)	Denotes that all or a portion of the contract was indexed to the 180-day LIBOR, which was last quoted on June 30, 2023 at 5.76%.
(b)	Denotes that all or a portion of the contract was indexed to the Prime rate, which was 8.50% as of September 30, 2023.
(c)	Denotes that all or a portion of the contract was indexed to the 30-day EURIBOR, which was 3.85% as of September 30, 2023.
(d)	Denotes that all or a portion of the contract was indexed to the 90-day EURIBOR, which was 3.95% as of September 30, 2023.
(e)	Denotes that all or a portion of the contract was indexed to the 180-day EURIBOR, which was 4.13% as of September 30, 2023.
(f)	Denotes that all or a portion of the contract was indexed to the Three-Month AUD, which was 4.14% as of September 30, 2023.
(g)	Denotes that all or a portion of the contract was indexed to the 90-day CDOR, which was 5.51% as of September 30, 2023.
(h)	Denotes that all or a portion of the contract was indexed to SONIA, which was 5.19% as of September 30, 2023.
(i)	Denotes that all or a portion of the contract was indexed to the 30-day Term SOFR which was 5.32% as of September 30, 2023.
(j)	Denotes that all or a portion of the contract was indexed to the 90-day Term SOFR which was 5.40% as of September 30, 2023.
(k)	Denotes that all or a portion of the contract was indexed to the 180-day Term SOFR which was 5.47% as of September 30, 2023.
(2)	For positions with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2023.
(3)	The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Consolidated Schedule of Investments - (continued)

September 30, 2023

(Dollar and share amounts in thousands)

(4)	The fair values of investments were valued using significant unobservable inputs, unless otherwise noted. See Note 6. Fair Value Measurements.
(5)	The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(6)	The entire commitment was unfunded as of September 30, 2023. As such, no interest is being earned on this investment. The investment could be subject to an unused facility fee.
(7)	The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company cannot acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2023, total non-qualifying assets at fair value represented 16.0% of the Company’s total assets calculated in accordance with the 1940 Act.
(8)	Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates - Foreign Currency Translation.
(9)	The headquarters of this portfolio company is located in the United Kingdom.
(10)	The headquarters of this portfolio company is located in Canada.
(11)	The headquarters of this portfolio company is located in Luxembourg.
(12)	The headquarters of this portfolio company is located in the Netherlands.
(13)	The headquarters of this portfolio company is located in Finland.
(14)	Equity investments are non-income producing securities, unless otherwise noted.
(15)	Ownership of certain equity investments occurs through a holding company or partnership.
(16)	All or a portion of the loan interest was capitalized into the outstanding principal balance of the loan in accordance with the terms of the credit agreement during the period from June 30, 2023 (commencement of operations) to September 30, 2023.
(17)	The fair value of this investment was valued using Level 2 inputs. See Note 6. Fair Value Measurements.
(18)	The rate shown is the annualized seven-day yield as of September 30, 2023.

See Notes to Consolidated Financial Statements

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 1. Organization

Golub Capital Private Credit Fund (“GCRED” or the “Company”) is a Delaware statutory trust formed on May 13, 2022. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, the Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company commenced operations on June 30, 2023. The Company’s fiscal year end is September 30.

The Company’s investment objective is to generate current income and capital appreciation by investing primarily in privately originated and privately negotiated investments, predominantly through direct lending to U.S. private companies in the middle-market and upper middle-market in the form of one stop and other senior secured loans. The Company could selectively invest in second lien and subordinated loans (including loans that rank senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) of private companies. The Company could also invest in liquid credit instruments, including secured floating rate syndicated loans, securitized products and corporate bonds, and the Company’s portfolio may, but will not necessarily, initially be comprised of a greater percentage of such instruments than it will as the Company’s investment program matures, though the exact allocation could vary from time to time depending on market conditions and available investment opportunities. The Company’s portfolio could also include equity interests such as preferred equity, debt investments accompanied by equity-related securities (including warrants) and, to a limited extent, common equity investments, which generally would be obtained as part of providing a broader financing solution. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors, LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator, which is currently Golub Capital LLC (the “Administrator”).

The Company offers on a continuous basis up to $5.0 billion of common shares of beneficial interest pursuant to an offering registered with the Securities and Exchange Commission (the “SEC”). The Company has received an exemptive order from the SEC that permits the Company to issue multiple share classes through Class S common shares (“Class S Shares”), Class D common shares (“Class D Shares”) and Class I common shares (“Class I Shares” and, together with Class S Shares and Class D Shares, the “Common Shares”) with, among others, different ongoing shareholder servicing and/or distribution fees (the “Public Offering”).

Beginning in April 2023, the Company commenced a separate private offering (the “Private Offering”) of Class F common shares (the “Class F Shares”) to certain accredited investors (the “Private Offering Investors”). On June 14, 2023, the Company completed the Private Offering and entered into subscription agreements with the Private Offering Investors for total commitments of $650.3 million to purchase the Company’s Class F Shares. The offer and sale of these Class F Shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder. Following the completion of the Private Offering, the Company’s Class F Shares were reclassified as Class I Shares (the “Reclassification”). On June 30, 2023, the Company received the Private Offering subscription proceeds and issued 26,010,927.600 shares of the Company’s Class F Shares (reclassified as Class I Shares) at a purchase price of $25.00 per share.

On July 1, 2023, the Company entered into a Share Purchase and Sale Agreement (the “Share Purchase and Sale Agreement”), by and among the Company, GCP HS Fund, GCP CLO Holdings Sub LP (each, a “Seller” and, collectively, “Sellers”), and the Investment Adviser. Pursuant to the Share Purchase and Sale Agreement, the Company acquired all of the assets and liabilities (the “Seed Assets”) of GCP SG Warehouse 2022-1 (the “CLO Vehicle”) through the purchase from the Sellers of 100% of the beneficial interests in, and 100% of the subordinated notes issued by the CLO Vehicle.

Note 2. Significant Accounting Policies and Recent Accounting Updates

Basis of presentation: The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 - Financial Services - Investment Companies (“ASC Topic 946”).

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The accompanying consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board (“FASB”) for financial information and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.

Fair value of financial instruments: The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 - Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. On August 2, 2024, the board of trustees of the Company (the “Board”) designated the Investment Adviser as the Company’s valuation designee (“Valuation Designee”) in accordance with Rule 2a-5 under the 1940 Act. As of such date, the Valuation Designee is responsible for determining the fair value of the Company’s portfolio investments, subject to oversight of the Board. In accordance with ASC Topic 820, the Valuation Designee has categorized the Company’s financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Investment Adviser’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Valuation Designee in determining fair value is greatest for financial instruments classified as Level 3.

Any changes to the valuation methodology are reviewed by management and the Board to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Valuation Designee will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6. Fair Value Measurements.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation: As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries, GCRED Holdings LLC, Golub Capital Private Credit Fund CLO (“2023 Issuer”), formerly the CLO Vehicle, and Golub Capital Private Credit Fund CLO Depositor statutory trust in its consolidated financial statements.

Assets related to transactions that do not meet ASC Topic 860 requirements for accounting sale treatment are reflected in the Company’s Consolidated Statements of Financial Condition as investments. Those assets are owned by the 2023 Issuer, a special purpose entity, that is consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entity have received security interests in such assets and such assets are not intended to be available to the creditors of GCRED (or any affiliate of GCRED).

Cash and cash equivalents and foreign currencies: Cash and cash equivalents and foreign currencies are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances exceed the Federal Deposit Insurance Corporation insurance limits.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Restricted cash and cash equivalents:  Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash and cash equivalents are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.

Foreign currency translation: The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars. Non-U.S. dollar transactions during the year are valued at the prevailing spot rates on the applicable transaction date and the related assets and liabilities are revalued at the prevailing spot rates as of year-end.

Net assets and fair values are presented based on the applicable foreign exchange rates and fluctuations arising from the translation of assets and liabilities are included with the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.

Foreign security and currency transactions involve certain considerations and risks not typically associated with investing in U.S. companies. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Derivative instruments: The Company follows the guidance in ASC Topic 815, Derivatives and Hedging (“ASC Topic 815”), when accounting for derivative instruments.

Interest rate swaps: The Company designated interest rate swaps as the hedging instrument in qualifying fair value hedge accounting relationships, and as a result, the change in fair value of the hedging instruments and hedged items are recorded in interest expense and recognized as components of “Interest and other debt financing expenses” in the Company’s Consolidated Statements of Operations. The fair value of the interest rate swaps is included as a component of “Net unrealized appreciation on derivatives” and “Net unrealized depreciation on derivatives” on the Company’s Consolidated Statements of Financial Condition. Refer to Note 5 for more information regarding the interest rate swaps.

Revenue recognition:

Investments and related investment income: Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.

Original issue discount, market discount or premium and certain loan origination or amendment fees that are deemed to be an adjustment to yield (“Loan Origination Fees”) are capitalized and the Company accretes or amortizes such amounts over the life of the loan as interest income (“Discount Amortization”). For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company received Loan Origination Fees that were capitalized of $25,444 and $2,432, respectively. For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, interest income included $8,612 and $1,196, respectively, of Discount Amortization.

For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, investment income included $6,844 and $601, respectively, of PIK interest and the Company capitalized PIK interest of $6,773 and $513, respectively, into the principal balance of certain debt investments.

In addition, the Company generates revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees, administrative agent fees, and prepayment premiums on loans. The Company records these fees as fee income when earned. For the year ended September 30, 2024, fee income included $33 of non-recurring prepayment premiums. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, fee income did not include any non-recurring prepayment premiums. All other income is recorded into income when earned.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amount of $199,579 and $14,403, respectively.

Dividend income on equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. The Company has certain preferred equity securities in the portfolio that contain a PIK dividend provision that are accrued and recorded as income at the contractual rates, if deemed collectible. The accrued PIK and non-cash dividends are capitalized to the cost basis of the preferred equity security and are generally collected when redeemed by the issuer. For the year ended September 30, 2024, the Company recognized PIK and non-cash dividend income of $29, which were capitalized into the cost basis of certain preferred equity investments. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not recognize any PIK and non-cash dividend income to be capitalized into the cost basis of certain preferred equity investments. For both the year ended September 30, 2024 and period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not receive any cash payments of accrued and capitalized preferred dividends.

Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not recognize any dividend income received in cash and did not receive any return of capital distributions in cash.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investment transactions in the Consolidated Statements of Operations.

Non-accrual loans: A loan can be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status.

Interest payments received on non-accrual loans are recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid, and, in management’s judgment, payments are likely to remain current. As of September 30, 2024 and 2023, the Company had no portfolio company investments on non-accrual status.

Income taxes: The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends for U.S. federal income tax purposes to its shareholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make the requisite distributions to its shareholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its shareholders.

Depending on the level of taxable income earned in a tax year, the Company can determine to retain taxable income in excess of current year dividend distributions and distribute such taxable income in the next tax year. The Company could then be required to incur a 4% excise tax on such income. To the extent that the Company determines that its estimated current year annual taxable

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the year ended September 30, 2024, $109 was recorded for U.S. federal excise tax. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not record any U.S. federal excise tax.

The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense or tax benefit in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions through September 30, 2024. The Company’s tax returns for the 2023 tax year remain subject to examination by U.S. federal and most state tax authorities.

Certain of the Company’s consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes. Income tax expense, if any, is included under the income category for which it applies in the Consolidated Statements of Operations. For the year ended September 30, 2024, the Company recorded an amount less than $1 for U.S. income tax. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not record any U.S. income tax.

Dividends and distributions: Dividends and distributions to common shareholders are recorded on the record date. Subject to the discretion of and as determined by the Board, the Company intends to authorize and declare ordinary cash distributions based on a formula approved by the Board on a quarterly basis. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company can retain such capital gains for investment in its discretion.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then shareholders who have not “opted out” of the DRIP will have their cash distribution automatically reinvested in additional Common Shares, rather than receiving the cash distribution. Shares issued under the DRIP will be issued at a price per share equal to the most recent net offering price per share for such shares at the time the distribution is payable.

Deferred debt issuance costs: Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of September 30, 2024 and 2023, the Company had deferred debt issuance costs of $18,999 and $6,190, respectively. These amounts are amortized and included in “Interest and other debt financing expenses” in the Consolidated Statements of Operations over the estimated average life of the borrowings. Amortization expense for deferred debt issuance costs for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 was $2,713 and $87, respectively.

Deferred offering costs: Costs associated with the offering of Common Shares will be capitalized as deferred offering expenses and amortized on a straight line basis. Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company amortized $1,750 and $291, respectively, of deferred offering costs, which are included in “Professional fees” on the Consolidated Statements of Operations.

Recent Accounting Pronouncements: In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. ASU No. 2023-07 enhances the disclosures required for reportable segments on an annual and interim basis. ASU No. 2023-07 is effective on a retrospective basis for annual periods beginning after December 15, 2023, for interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. The Company is currently evaluating the impact of adopting ASU No. 2023-07.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU No. 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU No. 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024 and early adoption is permitted. The Company is currently evaluating the impact of adopting ASU No. 2023-09.

Note 3. Agreements and Related Party Transactions

Investment Advisory Agreement: Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to the Company. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable quarter adjusted for share issuances and repurchases and is payable quarterly in arrears. For purposes of the Investment Advisory Agreement, net assets means the Company’s assets less liabilities determined in accordance with GAAP. To the extent the Investment Adviser or an affiliate of the Investment Adviser provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the Company’s management fee shall be reduced by an amount equal to the product of (a) the total fees paid to the Investment Adviser by such subsidiary for such services and (b) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by the Company.

The base management fee incurred for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 was $14,154 and $2,049, respectively.

Incentive Fees

The incentive fee consists of two components that are independent of each other, with the result that one component could be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Company’s income and a portion is based on a percentage of the Company’s capital gains, each as described below.

(i)	Income based incentive fee (the “Income Incentive Fee”)

The Income Incentive Fee is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter, adjusted for share issuances and repurchases, from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any distribution or shareholder servicing fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The Company pays the Investment Adviser quarterly in arrears an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

●	No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);
●	100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This portion of Pre-Incentive Fee Net Investment Income Returns that exceeds the hurdle rate but is less than 1.43% is referred to as the “catch-up” provision; and
●	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Investment Adviser.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.

For the year ended September 30, 2024, the Income Incentive Fee incurred was $16,592. During the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Investment Adviser agreed to irrevocably waive $340 of Income Incentive Fees payable pursuant to the Investment Advisory Agreement. After taking into account the waiver, the Income Incentive Fee incurred for the period from June 30, 2023 (commencement of operations) to September 30, 2023 was $2,034 rather than $2,374.

(ii)	Capital gains based incentive fee (the “Capital Gain Incentive Fee”)

The second component of the incentive fee, the Capital Gain Incentive Fee, is payable at the end of each calendar year in arrears. The amount payable equals:

●	12.5% of cumulative realized capital gains from July 1, 2023 through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Capital Gain Incentive Fee.

Realized capital gains and losses include gains and losses on investments, foreign currencies, including gains and losses on borrowings in foreign currencies, derivative contracts and any income tax related to cumulative aggregate realized gains and losses. Each year, the fee paid for the Capital Gain Incentive Fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods.

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not accrue a Capital Gain Incentive Fee. As of September 30, 2024 and 2023, there was no Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement as described above. Any payment due for a Capital Gain Incentive Fee under the terms of the Investment Advisory Agreement is calculated in arrears at the end of each calendar year.

In accordance with GAAP, the Company also is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement, as applicable. There can be no assurance that any such unrealized capital appreciation will be realized in the future. For the year ended September 30, 2024, the Company recorded an accrual of the capital gain incentive fee under GAAP of $757. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company recorded no accrual of the capital gain incentive fee under GAAP. As of September 30, 2024, there was $757 of cumulative accrual for the capital gain incentive fee under GAAP included in “Management and incentive fees payable” on the Consolidated Statements of Financial Condition. As of September 30, 2023, there was no cumulative accrual for the capital gain incentive fee under GAAP included in “Management and incentive fees payable” on the Consolidated Statements of Financial Condition.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Administration Agreement: Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of net asset value (“NAV”) and net offering price, preparing reports to shareholders and reports filed with the SEC, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to shareholders, managing the payment of expenses and the performance of administrative and professional services rendered by others. The Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses, including any allocation of expenses among the Company and other entities for which the Administrator provides similar services, are reasonable and comparable to administrative services charged by unaffiliated third-party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.

Included in accounts payable and other liabilities is $762 and $212, as of September 30, 2024 and 2023, respectively, for accrued allocated shared services under the Administration Agreement.

The Investment Advisory Agreement and Administration Agreement were most recently reapproved by the Board on May 3, 2024. The Company may terminate the Investment Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice.

Managing Dealer Agreement: The Company has entered into a Managing Dealer Agreement (the “Managing Dealer Agreement”) with Arete Wealth Management, LLC (the “Managing Dealer”). Under the terms of the Managing Dealer Agreement, the Managing Dealer manages relationships with third-party brokers engaged by the Managing Dealer to participate in the distribution of the Company’s Class I Shares, Class D Shares and Class S Shares (referred to as “participating brokers”), and financial advisors. The Managing Dealer is entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the aggregate NAV attributable to Class S Shares and Class D Shares, respectively. No shareholder servicing and/or distribution fees are paid with respect to Class I Shares. The shareholder servicing and/or distribution fees are payable to the Managing Dealer, but the Managing Dealer anticipates that all or a portion of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. In addition, pursuant to the Managing Dealer Agreement, the Company pays the Managing Dealer certain fees for its services as Managing Dealer, including, a $35 engagement fee payable upon the effective date of the Public Offering, a $250 fixed managing dealer fee that is payable for the first 15 months of the Public Offering in five equal quarterly installments following effectiveness of the Public Offering and a two basis point variable managing dealer fee that is payable quarterly in arrears on any new capital raised in the Public Offering following the expiration of the initial 15-month period of the Public Offering. Such fees are borne indirectly by all shareholders of the Company. For the year ended September 30, 2024, the Company incurred $150 of fees paid to the Managing Dealer. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not incur any fees paid to the Managing Dealer.

The Managing Dealer is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

On May 3, 2024, the Managing Dealer Agreement was renewed and continued for an additional one - year period. The Managing Dealer Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons”, as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution and servicing plan or the Managing Dealer Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Managing Dealer or the Investment Adviser. The Managing Dealer Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Distribution and Servicing Plan: On April 4, 2023, the Board approved a distribution and servicing plan (the “Distribution and Servicing Plan”) and on May 3, 2024 the Distribution and Servicing Plan was amended and approved for an additional one-year period. The following table shows the shareholder servicing and/or distribution fees the Company pays the Managing Dealer with respect to the Class S Shares, Class D Shares and Class I Shares on an annualized basis as a percentage of the Company’s NAV for such class. The shareholder servicing and/or distribution fees are paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of each applicable quarter. The shareholder servicing and/or distribution fees are calculated and paid separately for each class.

Shareholder Servicing
and/or Distribution Fee
Rate as a % of NAV
Class S Shares	0.85%
Class D Shares	0.25%
Class I Shares	N/A

The shareholder servicing and/or distribution fees paid under the Distribution and Servicing Plan are used primarily to compensate the Managing Dealer for such services provided in connection with the offering and sale of shares of the Company, and/or to reimburse the Managing Dealer for related expenses incurred, including payments by the Managing Dealer to compensate or reimburse brokers, other financial institutions or other industry professionals, for distribution services and sales support services provided and related expenses.

Payments of the shareholder servicing and/or distribution fee are also used to compensate the Managing Dealer for personal services and/or the maintenance of shareholder accounts services provided to shareholders in the related share class and could be made without regard to expenses actually incurred.

Payments of the shareholder servicing and/or distribution fees on behalf of a particular share class must be in consideration of services rendered for or on behalf of such class. In addition to the shareholder servicing and/or distribution fees, the Company also pays the Managing Dealer certain additional fees for its services under the Distribution and Servicing Plan, which are borne indirectly by all shareholders of the Company. Any fees paid pursuant to the Distribution and Servicing Plan may not exceed the maximum amounts, if any, as may from time to time be permitted by FINRA rules.

For the year ended September 30, 2024, the Company incurred shareholder servicing and/or distribution fees of $178, which were attributable to Class S Shares. For the period from June 30, 2023 (commencement of operations) to September 30, 2023, the Company did not incur any distribution and/or shareholder servicing fees.

Expense Support and Conditional Reimbursement Agreement: The Company has entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Investment Adviser. The Investment Adviser may elect to pay certain expenses on the Company’s behalf (each, an “Expense Support Payment”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Company. Any Expense Support Payment that the Investment Adviser has committed to pay must be paid by the Investment Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Investment Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Investment Adviser until such time as all Expense Support Payments made by the Investment Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment”. “Available Operating Funds” means the sum of (i) the Company’s net investment income calculated in accordance with GAAP, (ii) net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Investment Adviser has waived its right to receive such payment for the applicable month.

The following table presents a summary of Expense Support Payments and the related Reimbursement Payments for each of the quarterly periods since the Company’s commencement of operations:

	Expense Support	Reimbursement
	Payments by Investment	Payments to Investment	Unreimbursed Expense
For the Quarter Ended	Adviser	Adviser(1)	Support Payments
June 30, 2023	$1,257	$885	$372
September 30, 2023	—	—	—
December 31, 2023	667	—	667
March 31, 2024	—	—	—
June 30, 2024	—	—	—
September 30, 2024	—	—	—
Total	$1,924	$885	$1,039
(1)	Reimbursement Payments to Investment Adviser are presented with associated Expense Support Payment and not in quarter of payment.

Public Offering Escrow Agreement: The Company entered into an escrow agreement (the “Escrow Agreement”) with UMB Bank, N.A. The Company will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until the Company receives purchase orders for at least 100 investors in such class (the “Minimum Shareholder Amount”) and the Company’s Board has authorized the release of the funds in the escrow account. If, as of the close of business on the one year anniversary of the commencement of the Public Offering, the Company has not satisfied the Minimum Shareholder Amount, the escrow agent will promptly send investors a full refund of their investment with interest and without deduction for escrow expenses. If the Company breaks escrow for its offering, interest earned on funds in escrow will be released to the Company’s account and constitute part of the Company’s net assets.

Other Related Party Transactions: On April 27, 2023, an affiliate of the Investment Adviser purchased 2,000 shares of the Company’s Class F Shares at $25.00 per share. Following the completion of the Private Offering and prior to the commencement of the Public Offering, the Company’s Class F Shares were reclassified as Class I Shares.

On May 1, 2024, an affiliate of the Investment Adviser indirectly purchased $9,900 of Class I Shares through its ownership of a feeder vehicle.

The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash. Total expenses reimbursed to the Administrator during the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 were $5,948 and $3,410, respectively. As of September 30, 2024 and 2023, $3,847 and $3,639, respectively (which includes $1,039 and $1,257, respectively, of unreimbursed Expense Support Payments), of reimbursable expenses were paid by the Administrator on behalf of the Company, were included in accounts payable and other liabilities on the Consolidated Statements of Financial Condition.

The Company is party to an unsecured revolving credit facility with the Investment Adviser (as amended, the “Adviser Revolver”) which, as of September 30, 2024, permits the Company to borrow a maximum of $300,000 and expires on July 3, 2026. Refer to Note 7. Borrowings for discussion of the Adviser Revolver.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments

Investments as of September 30, 2024 and 2023 consisted of the following:

	As of September 30, 2024			As of September 30, 2023
		Amortized	Fair		Amortized	Fair
	Principal	Cost	Value	Principal	Cost	Value
Senior secured	$728,440	$727,390	$726,380	$218,131	$216,997	$216,911
One stop	2,538,097	2,498,133	2,517,780	977,668	962,485	961,628
Second lien	5,937	5,895	5,937	—	—	—
Subordinated debt	3,794	3,651	3,758	—	—	—
Equity	N/A	11,355	11,443	N/A	94	94
Total	$3,276,268	$3,246,424	$3,265,298	$1,195,799	$1,179,576	$1,178,633

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which is not always indicative of the primary source of the portfolio company’s business.

	As of September 30, 2024		As of September 30, 2023
Amortized Cost:
United States
Mid-Atlantic	$674,460	20.8%	$187,087	15.9%
Midwest	604,303	18.6	207,317	17.6
Northeast	246,041	7.6	71,548	6.1
Southeast	534,585	16.5	302,001	25.6
Southwest	383,689	11.8	165,797	14.0
West	526,728	16.2	182,125	15.4
United Kingdom	105,696	3.3	10,468	0.9
Luxembourg	20,915	0.6	23,228	2.0
Canada	12,971	0.4	12,451	1.0
Netherlands	6,338	0.2	3,503	0.3
Finland	14,074	0.4	14,051	1.2
Germany	100,076	3.1	—	—
France	16,548	0.5	—	—
Total	$3,246,424	100.0%	$1,179,576	100.0%

Fair Value:
United States
Mid-Atlantic	$676,883	20.7%	$187,197	15.9%
Midwest	605,988	18.6	207,780	17.6
Northeast	248,152	7.6	70,836	6.0
Southeast	535,988	16.4	301,703	25.6
Southwest	383,001	11.7	165,791	14.0
West	530,262	16.2	182,532	15.5
United Kingdom	109,426	3.4	10,212	0.9
Luxembourg	21,176	0.6	23,192	2.0
Canada	12,700	0.4	12,145	1.0
Netherlands	6,452	0.2	3,498	0.3
Finland	14,477	0.5	13,747	1.2
Germany	103,757	3.2	—	—
France	17,036	0.5	—	—
Total	$3,265,298	100.0%	$1,178,633	100.0%

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The industry compositions of the portfolio at amortized cost and fair value as of September 30, 2024 and 2023 were as follows:

	As of September 30, 2024		As of September 30, 2023
Amortized Cost:
Aerospace & Defense	$28,584	0.9%	$9,727	0.8%
Airlines	15,486	0.5	7,414	0.6
Auto Components	73,199	2.2	24,197	2.1
Automobiles	135,859	4.2	70,428	6.0
Banks	3,272	0.1	—	—
Beverages	15,399	0.5	17,770	1.5
Capital Markets	10,563	0.3	—	—
Chemicals	51,044	1.6	18,391	1.6
Commercial Services & Supplies	115,451	3.6	18,976	1.6
Construction & Engineering	8,182	0.2	4,002	0.3
Construction Materials	7,416	0.2	2,901	0.2
Consumer Finance	13,939	0.4	—	—
Containers & Packaging	51,470	1.6	35,698	3.0
Diversified Consumer Services	175,558	5.4	58,934	5.0
Diversified Financial Services	119,847	3.7	33,485	2.8
Electrical Equipment	498	0.0 *	—	—
Food & Staples Retailing	10,344	0.3	3,437	0.3
Food Products	41,931	1.3	8,394	0.7
Healthcare Equipment & Supplies	121,486	3.7	37,337	3.2
Healthcare Providers & Services	210,972	6.5	69,336	5.9
Healthcare Technology	147,695	4.5	53,806	4.6
Hotels, Restaurants & Leisure	154,094	4.7	69,983	5.9
Household Products	8,169	0.3	5,845	0.5
Industrial Conglomerates	83,539	2.6	29,218	2.5
Insurance	218,035	6.7	90,988	7.7
IT Services	148,053	4.6	49,823	4.2
Leisure Products	88,929	2.7	5,944	0.5
Life Sciences Tools & Services	51,389	1.6	19,470	1.7
Machinery	42,739	1.3	5,872	0.5
Media	12,690	0.4	11,027	0.9
Oil, Gas & Consumable Fuels	26,664	0.8	35,306	3.0
Personal Products	2,006	0.1	—	—
Pharmaceuticals	19,233	0.6	19,328	1.6
Professional Services	109,655	3.4	52,998	4.5
Real Estate Management & Development	4,946	0.2	—	—
Road & Rail	14,931	0.5	2,996	0.3
Software	675,350	20.8	239,257	20.3
Specialty Retail	195,718	6.0	51,376	4.4
Trading Companies & Distributors	15,945	0.5	15,912	1.3
Water Utilities	16,144	0.5	—	—
Total	$3,246,424	100.0%	$1,179,576	100.0%

*Represents an amount less than 0.1%

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	As of September 30, 2024		As of September 30, 2023
Fair Value:
Aerospace & Defense	$28,599	0.9%	$9,732	0.8%
Airlines	15,468	0.5	7,399	0.6
Auto Components	73,845	2.3	24,633	2.1
Automobiles	137,696	4.2	70,998	6.0
Banks	3,336	0.1	—	—
Beverages	14,700	0.4	17,414	1.5
Capital Markets	10,690	0.3	—	—
Chemicals	48,219	1.5	18,005	1.5
Commercial Services & Supplies	117,076	3.6	18,987	1.6
Construction & Engineering	8,207	0.3	3,999	0.3
Construction Materials	7,343	0.2	2,921	0.2
Consumer Finance	13,919	0.4	—	—
Containers & Packaging	51,741	1.6	35,682	3.0
Diversified Consumer Services	175,767	5.4	59,230	5.0
Diversified Financial Services	121,132	3.7	33,520	2.8
Electrical Equipment	509	0.0 *	—	—
Food & Staples Retailing	10,062	0.3	3,402	0.3
Food Products	42,429	1.3	8,628	0.7
Healthcare Equipment & Supplies	121,761	3.7	37,451	3.2
Healthcare Providers & Services	213,140	6.5	69,045	5.9
Healthcare Technology	149,233	4.6	53,800	4.6
Hotels, Restaurants & Leisure	154,457	4.7	69,989	6.0
Household Products	8,350	0.3	5,939	0.5
Industrial Conglomerates	83,621	2.5	28,726	2.5
Insurance	219,224	6.7	90,944	7.7
IT Services	149,165	4.6	50,300	4.3
Leisure Products	89,279	2.7	5,950	0.5
Life Sciences Tools & Services	51,626	1.6	19,452	1.7
Machinery	42,770	1.3	5,859	0.5
Media	12,593	0.4	11,003	0.9
Oil, Gas & Consumable Fuels	26,839	0.8	35,294	3.0
Personal Products	2,004	0.1	—	—
Pharmaceuticals	19,502	0.6	19,303	1.6
Professional Services	109,331	3.3	52,912	4.5
Real Estate Management & Development	4,823	0.1	—	—
Road & Rail	14,897	0.5	2,989	0.3
Software	684,549	21.0	238,548	20.3
Specialty Retail	196,498	6.0	50,877	4.3
Trading Companies & Distributors	14,784	0.5	15,702	1.3
Water Utilities	16,114	0.5	—	—
Total	$3,265,298	100.0%	$1,178,633	100.0%

*Represents an amount less than 0.1%

Note 5. Derivatives

The Company enters into derivatives from time to time to help mitigate its interest rate risk exposures.

In order to better define its contractual rights and to secure rights that will help the Company mitigate its counterparty risk, the Company has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with each of its derivative counterparties, Macquarie Bank Limited (“Macquarie”), SMBC Capital Markets, Inc. (“SMBC”) and Regions Bank (“Regions” and, together with Macquarie and SMBC, the “Counterparties” and each a “Counterparty”). Each ISDA

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Master Agreement is a bilateral agreement between the Company and each Counterparty that governs over-the-counter (“OTC”) derivatives, including interest rate swaps, and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of each ISDA Master Agreements with each of the Counterparties permits a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Company and cash collateral received from either Counterparty, if any, is included in the Consolidated Statements of Financial Condition as cash collateral held for interest rate swaps or cash collateral received for interest rate swaps. The Company minimizes counterparty credit risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Interest Rate Swaps

On May 8, 2024, in connection with the 2027 Notes (as defined in Note 7), the Company entered into interest rate swap agreements with Macquarie and SMBC to more closely align the interest rate of such liability with its investment portfolio, which consists primarily of floating rate loans. Under the interest rate swap agreements, the Company (i) receives a fixed interest rate of 7.12% and pays SMBC a floating interest rate of three-month Term SOFR plus 2.5975% on the first $225,000 of the Tranche A Notes (as defined in Note 7) and (ii) receives a fixed interest rate of 7.12% and pays Macquarie a floating interest rate of three-month Term SOFR plus 2.644% on the second $75,000 of the Tranche A Notes. The interest rate swap agreements were effective as of May 22, 2024 and terminate on September 18, 2027. The Company designated these interest rate swaps and the 2027 Notes as a qualifying fair value hedge accounting relationship. See Note 7 for more information on the 2027 Notes.

On September 5, 2024, in connection with the 2029 Notes (as defined in Note 7), the Company entered into interest rate swap agreements with Regions and Macquarie to more closely align the interest rate of such liability with its investment portfolio, which consists primarily of floating rate loans. Under the interest rate swap agreements, the Company (i) receives a fixed interest rate of 6.046% and pays Regions a floating interest rate of three-month Term SOFR plus 2.7875% on the first $350,000 of the 2029 Notes and (ii) receives a fixed interest rate of 6.046% and pays Macquarie a floating interest rate of three-month Term SOFR plus 2.770% on the second $150,000 of the 2029 Notes. The interest rate swap agreements were effective as of September 12, 2024 and terminate on August 12, 2029. The Company designated these interest rate swaps and the 2029 Notes as a qualifying fair value hedge accounting relationship. See Note 7 for more information on the 2029 Notes.

As a result of the Company’s designation as a hedging instrument in a qualifying fair value hedge accounting relationship, the Company is required to fair value the hedging instrument and the related hedged item, with the changes in the fair value of each being recorded in interest expense. The net gain/(loss) related to the fair value hedge was $1,620, which is included in “Interest and other debt financing expenses” in the Company’s Consolidated Statements of Operations. The table below presents the components of the net gain/(loss) related to the fair value hedge recognized for the hedging instrument, the interest rate swaps, and the hedged items, the Tranche A Notes and 2029 Notes, from derivatives designated in a qualifying hedge accounting relationship for the year ended September 30, 2024. There were no derivatives designated in a qualifying hedge accounting relationship for the period from June 30, 2023 (commencement of operations) to September 30, 2023.

Year ended
September 30, 2024
Hedging instruments (Interest rate swaps)	$10,661
Hedged items (Unsecured notes)	(9,041)
Fair market value adjustments for hedge accounting recognized in interest expense	$1,620

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The Consolidated Statement of Financial Condition impact of fair valuing the interest rate swaps as of September 30, 2024 is presented below:

			Gross Amount of
Derivative	Notional	Maturity	Recognized	Gross Amount of	Statement of Financial Condition
Instrument	Amount	Date	Assets	Recognized Liabilities	Location of Amounts
Interest rate swap	$225,000	9/18/2027	$10,520	$—	Net unrealized appreciation on derivatives
Interest rate swap	$75,000	9/18/2027	$2,351	$—	Net unrealized appreciation on derivatives
Interest rate swap	$350,000	8/12/2029	$—	$1,963	Net unrealized depreciation on derivatives
Interest rate swap	$150,000	8/12/2029	$—	$247	Net unrealized appreciation on derivatives

The table below presents the carrying value of the Tranche A Notes and 2029 Notes as of September 30, 2024 that is designated in a qualifying hedging relationship and the related hedging adjustment (increase/(decrease)) from the current hedging relationship included in such carrying value:

	As of September 30, 2024
Description	Carrying Value	Cumulative Hedging Adjustment
Tranche A Notes	$308,872	$8,872
2029 Notes	494,984	169

Exclusion of the Investment Adviser from Commodity Pool Operator Definition

Engaging in commodity interest transactions such as swap transactions or futures contracts for the Company could cause the Investment Adviser to fall within the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and related Commodity Futures Trading Commission (“CFTC”) regulations. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA and the CFTC regulations in connection with its management of the Company and, therefore, is not subject to CFTC registration or regulation under the CEA as a commodity pool operator with respect to its management of the Company.

Note 6. Fair Value Measurements

The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. Effective August 2, 2024, the Board designated the Investment Adviser as the Company’s Valuation Designee in accordance with Rule 2a-5 under the 1940 Act. The Company’s fair value analysis, currently undertaken by the Valuation Designee, includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:      Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:      Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:      Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and require significant management judgment or estimation.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. Currently, the Valuation Designee assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. During the year ended September 30, 2024, certain debt investments with a fair value of $6,456 transferred from Level 2 to Level 3 of the fair value hierarchy and certain debt investments with a fair value of $4,964 transferred from Level 3 to Level 2 of the fair value hierarchy. The transfers into or out of Level 3 were primarily due to decreased or increased transparency of the observable prices. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy during the period from June 30, 2023 (commencement of operations) to September 30, 2023.

The following section describes the valuation techniques used to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Investments

Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Valuation Designee, based on input of the Valuation Designee’s personnel and independent valuation firms that have been engaged by or at the direction of the Valuation Designee to assist in the valuation of each portfolio investment without a readily available market quotation at least every other quarter under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with each portfolio investment being reviewed at least every other quarter (subject to a de minimis threshold) with approximately 50% (based on the fair value of the portfolio company investments) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm.

As of September 30, 2024, $615,715 and $2,649,583 of investments were valued using Level 2 inputs and Level 3 inputs, respectively. As of September 30, 2023, $139,934 and $1,038,699 of investments were valued using Level 2 inputs and Level 3 inputs, respectively. As of September 30, 2024, all interest rate swaps were valued using Level 2 inputs. As of September 30, 2024 and 2023, all money market funds included in cash and cash equivalents and restricted cash and cash equivalents were valued using Level 1 inputs.

When determining fair value of Level 3 debt and equity investments, the Valuation Designee takes into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly-traded securities, and changes in the interest rate environment and the credit markets generally that affect the price at which similar investments are made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). A portfolio company’s EBITDA can include pro forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Valuation Designee will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Valuation Designee uses a market interest rate yield analysis to determine fair value.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

In addition, for certain debt investments, the Valuation Designee bases its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others could be willing to pay. Ask prices represent the lowest price that the Company and others could be willing to accept. The Valuation Designee generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.

Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments could differ significantly from the values that would have been used had a ready market existed for such investments and could differ materially from the values that are ultimately received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly-traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which such investment had previously been recorded.

The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

The following tables present fair value measurements of the Company’s investments and indicate the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of September 30, 2024 and 2023:

As of September 30, 2024	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$615,715	$2,638,140	$3,253,855
Equity investments(1)	—	—	11,443	11,443
Money market funds(1)(2)	93,069	—	—	93,069
Interest rate swaps	—	12,871	—	12,871
Total assets, at fair value:	$93,069	$628,586	$2,649,583	$3,371,238
Liabilities, at fair value:
Interest rate swaps	$—	$2,210	$—	$2,210
Total liabilities, at fair value:	$—	$2,210	$—	$2,210

As of September 30, 2023	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$139,934	$1,038,605	$1,178,539
Equity investments(1)	—	—	94	94
Money market funds(1)(2)	40,090	—	—	40,090
Total assets, at fair value:	$40,090	$139,934	$1,038,699	$1,218,723
(1)	Refer to the Consolidated Schedules of Investments for further details.
(2)	Included in cash and cash equivalents and restricted cash and cash equivalents on the Consolidated Statements of Financial Condition.

The net change in unrealized appreciation (depreciation) for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held at the end of each period was September 30, 2024 was $21,441 and $(986), respectively.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables present the changes in investments measured at fair value using Level 3 inputs for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023.

	For the year ended September 30, 2024
	Debt	Equity	Total
	Investments	Investments	Investments
Fair value, beginning of period	$1,038,605	$94	$1,038,699
Net change in unrealized appreciation (depreciation) on investments	12,662	88	12,750
Net translation of investments in foreign currencies	8,095	—	8,095
Realized gain (loss) on investments	(6,632)	—	(6,632)
Realized gain (loss) on translation of investments in foreign currencies	23	—	23
Fundings of (proceeds from) revolving loans, net	5,805	—	5,805
Purchases and fundings of investments	1,878,947	11,232	1,890,179
PIK interest and non-cash dividends	6,633	29	6,662
Proceeds from principal payments and sales of portfolio investments	(315,988)	—	(315,988)
Accretion of discounts and amortization of premiums	8,498	—	8,498
Transfers into Level 3(1)	6,456	—	6,456
Transfers out of Level 3(1)	(4,964)	—	(4,964)
Fair value, end of period	$2,638,140	$11,443	$2,649,583

(1)Transfers between levels are recognized at the beginning of the period in which the transfers occur.

	For the period from June 30, 2023 (commencement of operations) to
	September 30, 2023
	Debt	Equity	Total
	Investments	Investments	Investments
Fair value, beginning of period	$—	$—	$—
Net change in unrealized appreciation (depreciation) on investments	649	—	649
Net translation of investments in foreign currencies	(1,635)	—	(1,635)
Realized gain (loss) on investments	89	—	89
Realized gain (loss) on translation of investments in foreign currencies	95	—	95
Fundings of (proceeds from) revolving loans, net	(63)	—	(63)
Purchases and fundings of investments	1,059,408	94	1,059,502
PIK interest and non-cash dividends	513	—	513
Proceeds from principal payments and sales of portfolio investments	(21,647)	—	(21,647)
Accretion of discounts and amortization of premiums	1,196	—	1,196
Fair value, end of period	$1,038,605	$94	$1,038,699

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of September 30, 2024 and 2023:

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of
	September 30, 2024	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans	$59,113	Yield analysis	Market interest rate	8.5% - 12.3% (9.4)%
		Market comparable companies	EBITDA multiples	6.5x - 20.0x (10.3x)
	51,552	Broker quotes	Broker quotes	N/A
One stop loans(2)	$2,463,600	Yield analysis	Market interest rate	6.3% - 21.0% (9.3)%
		Market comparable companies	EBITDA multiples	8.0x - 38.0x (16.1x)
		Market comparable companies	Revenue multiples	1.5x - 16.5x (7.8x)
	54,180	Broker quotes	Broker quotes	N/A
Subordinated debt and second lien loans	$9,695	Yield analysis	Market interest rate	10.8% - 15.0% (11.7)%
		Market comparable companies	EBITDA multiples	9.9x - 24.0x (14.3x)
Equity(3)	$11,443	Market comparable companies	EBITDA multiples	9.0x - 22.7x (15.6x)
			Revenue multiples	1.5x - 2.8x (1.5x)
(1)	Unobservable inputs were weighted by the relative fair value of the instruments.
(2)	The Company valued $2,205,794 and $257,806 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(3)	The Company valued $10,343 and $1,100 of equity investments using EBITDA and revenue multiples, respectively.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of
	September 30, 2023	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans	$54,482	Yield analysis	Market interest rate	8.3% - 13.3% (9.6%)
		Market comparable companies	EBITDA multiples	8.0x - 24.0x (16.1x)
	22,495	Broker quotes	Broker quotes	N/A
One stop loans(2)	$961,628	Yield analysis	Market interest rate	8.5% - 19.5% (10.3%)
		Market comparable companies	EBITDA multiples	9.0x - 27.0x (16.3x)
		Market comparable companies	Revenue multiples	3.5x - 16.5x (8.5x)
Equity(3)	$94	Market comparable companies	EBITDA multiples	22.1x
			Revenue multiples	5.5x
(1)	Unobservable inputs were weighted by the relative fair value of the instruments.
(2)	The Company valued $875,119 and $86,509 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.
(3)	The Company valued $90 and $4 of equity investments using EBITDA and revenue multiples, respectively.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Valuation Designee.

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments are EBITDA multiples, revenue multiples and market interest rates. The Valuation Designee uses EBITDA multiples and, to a lesser extent, revenue multiples on the Company’s debt and equity investments to determine any credit gains or losses. Increases or decreases in either of these inputs in isolation would have resulted in a significantly lower or higher fair value measurement. The Valuation Designee uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield was significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan could have been lower.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the Consolidated Statements of Financial Condition due to their short maturity. The fair value of the Company’s 2029 Notes is based on vendor pricing received by the Company, which is considered a Level 2 input. The fair value of the Company’s remaining debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.

The following are the carrying values and fair values of the Company’s debt as of September 30, 2024 and 2023:

	As of September 30, 2024		As of September 30, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt(1)	$1,588,492	$1,594,735	$572,270	$572,270
(1)

As of September 30, 2024, carrying value is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship related to the Tranche A Notes and 2029 Notes. See Note 5 for additional information.

Note 7. Borrowings

In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On May 17, 2023, the Company’s sole shareholder approved the application of the reduced asset coverage requirements of Section 61(a)(2) of the 1940 Act and declined the Company’s offer to repurchase all of its outstanding common shares. As a result of such approval, effective as of May 18, 2023, the Company’s asset coverage requirement was reduced from 200% to 150%, or a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement under the 1940 Act. As of September 30, 2024, the Company’s asset coverage for borrowed amounts was 208.3%.

2023 Debt Securitization: On September 21, 2023, the Company completed a $693,620 term debt securitization (the “2023 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to the overall asset coverage requirement. The notes offered in the 2023 Debt Securitization (the “2023 Notes”) were issued by the 2023 Issuer and are backed by a diversified portfolio of senior secured and second lien loans. The 2023 Notes offered in the 2023 Debt Securitization consist of $395,500 of AAA Class A-1 Notes (the “Class A-1 Notes”), which bear interest at three-month term SOFR plus 2.40%; $38,500 of AAA Class A-2 Notes (the “Class A-2 Notes”), which bear interest at three-month term SOFR plus 2.30%; and $259,620 of subordinated notes, which do not bear interest (the “Subordinated 2023 Notes”). The Company indirectly retained all of the Subordinated 2023 Notes which were eliminated in consolidation. On September 9, 2024, the Company sold the previously retained Class A - 2 Notes to a third party, which resulted in a realized gain on the sale of debt of $1,274. The Class A - 1 Notes and Class A - 2 Notes are included in the September 30, 2024 Consolidated Statements of Financial Condition as debt of the Company. The Class A-1 Notes are included in the September 30, 2023 Consolidated Statements of Financial Condition as debt of the Company.

Through October 26, 2027, all principal collections received on the underlying collateral may be used by the 2023 Issuer to purchase new collateral under the direction of the Investment Adviser, in its capacity as collateral manager of the 2023 Issuer, in accordance with the Company’s investment strategy and subject to customary conditions set forth in the documents governing the 2023 Debt Securitization, allowing the Company to maintain the initial leverage in the 2023 Debt Securitization. The Class A-1 and Class A-2 Notes are due on October 26, 2035. The Subordinated 2023 Notes are due in 2123.

As of September 30, 2024 and 2023, there were 70 and 64 portfolio companies, respectively, with total fair value of $688,016 and $663,233, respectively, securing the 2023 Notes. The pool of loans in the 2023 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. The interest charged under the 2023 Debt Securitization is based on three-month term SOFR. The three-month term SOFR in effect as of September 30, 2024 based on the last interest rate reset was 5.3%.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the components of interest expense, cash paid for interest expense, average stated interest rates and average outstanding balances for the 2023 Debt Securitization were as follows:

		Period from June 30, 2023
	Year ended	(commencement of operations)
	September 30, 2024	to September 30, 2023
Stated interest expense	$31,227	$849
Accretion of discounts on notes issued	5	—
Amortization of debt issuance costs	450	11
Total interest and other debt financing expenses	$31,682	$860
Cash paid for interest expense	$25,881	$—
Average stated interest rate(1)	7.9%	7.8%
Average outstanding balance	$397,393	$42,989
(1)	The average stated interest rate for the period from June 30, 2023 (commencement of operations) to September 30, 2023 is annualized.

As of September 30, 2024, the classes, amounts, ratings and interest rates (expressed as a spread to three-month term SOFR, as applicable) of the Class A-1 and A-2 Notes are as follows:

Description	Class A‑1 Notes	Class A‑2 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$395,500	$38,500
S&P Rating	“AAA”	“AAA”
Fitch Rating	“AAA”	“NR”
Interest Rate	SOFR + 2.40%	SOFR + 2.30%

The Investment Adviser serves as collateral manager to the 2023 Issuer and receives a fee for providing these services. The total fees payable by the Company under the Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees paid to the Investment Adviser by the 2023 Issuer for rendering such collateral management services.

SMBC Credit Facility: On September 6, 2023, the Company entered into a senior secured revolving credit facility (the “SMBC Credit Facility”) with the Company, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto which, as of September 30, 2024, allowed the Company to borrow up to $1,115,000 in U.S. dollars and certain agreed upon foreign currencies, subject to leverage and borrowing base restrictions. Under the SMBC Credit Facility, the lenders have agreed to provide the Company with an option for the Company to request, at one or more times, that existing and/or new lenders, at their election, provide additional commitments up to $1,500,000. On December 15, 2023, February 1, 2024, March 28, 2024, May 6, 2024 and July 24, 2024, the Company entered into agreements with new lenders to increase the aggregate commitments under the SMBC Credit Facility from $490,000 to $1,115,000 through the accordion feature under the SMBC Credit Facility, which includes a $37,500 term loan commitment.

The SMBC Credit Facility provides for the issuance of letters of credit in an initial aggregate face amount of up to $50,000, subject to increase or reduction from time to time pursuant to the terms of the SMBC Credit Facility.

The SMBC Credit Facility is secured by a first priority security interest in substantially all of the assets of the Company and certain of the Company’s subsidiaries thereunder.

Borrowings under the SMBC Credit Facility bear interest at the applicable base rate plus a margin of either 2.00% or 2.125%, subject to compliance with a borrowing base test. The applicable base rate under the SMBC Credit Facility is (i) SOFR with respect to any advances denominated in U.S. dollars, (ii) SONIA with respect to any advances denominated in U.K. pound sterling, (iii) EURIBOR with respect to any advances denominated in euros, and (iv) the relevant rate as defined in the SMBC Credit Facility for borrowings in other currencies. Borrowings under the SMBC Credit Facility in U.S. Dollars and U.K. pound sterling could also be subject to a flat credit adjustment spread of 0.10% and 0.0326%, respectively, subject to compliance with a borrowing base test. On

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

May 6, 2024, the Company entered into an amendment to the SMBC Credit Facility that, among other things, replaced the interest rate benchmark for Term Benchmark Loans (as defined in the SMBC Credit Facility) denominated in Canadian Dollars from CDOR to CORRA, which includes a credit spread adjustment of 0.29547% for one month tenor Term Benchmark Loans and 0.32138% for three month tenor Term Benchmark Loans.

The Company pays a commitment fee of 0.375% per annum on the daily unused portion of commitments under the SMBC Credit Facility. The Company is also required to pay letter of credit participation fees and a fronting fee on the daily amount of any lender’s exposure with respect to any letters of credit issued at the request of the Company under the SMBC Credit Facility. The Company may request borrowings on the SMBC Credit Facility (the “Availability Period”) through September 6, 2027 (the “Commitment Termination Date”), and the SMBC Credit Facility requires mandatory prepayment of interest and principal upon certain events during the term-out period commencing on the Commitment Termination Date. The SMBC Credit Facility matures on September 6, 2028.

As of September 30, 2024 and 2023, the Company had outstanding debt of $223,854 and $176,770, respectively, and no letters of credit outstanding under the SMBC Credit Facility.

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the components of interest expense, cash paid for interest expense, average stated interest rates and average outstanding balances for the SMBC Facility were as follows:

		Period from June 30, 2023
	Year ended	(commencement of operations)
	September 30, 2024	to September 30, 2023
Stated interest expense	$25,331	$581
Facility fees	1,523	41
Amortization of debt issuance costs	1,566	76
Total interest and other debt financing expenses	$28,420	$698
Cash paid for interest expense	$26,141	$—
Average stated interest rate(1)(2)	7.3%	7.4%
Average outstanding balance	$348,433	$31,041
(1)	The average stated interest rate reflects the translation of the stated interest expense and borrowings in foreign currencies to U.S. dollars.
(2)	The average stated interest rate for the period from June 30, 2023 (commencement of operations) to September 30, 2023 is annualized.

CLO Vehicle Credit Facility: On July 1, 2023, in connection with the Share Purchase and Sale Agreement, the CLO Vehicle entered into an amended and restated credit agreement (the “CLO Vehicle Credit Facility”) by and among the CLO Vehicle, as borrower, Société Générale, as administrative agent, the lenders and the subordinated noteholders party thereto, and Wilmington Trust, National Association as collateral agent, collateral administrator, custodian and collateral custodian. On September 21, 2023, a portion of the proceeds from the 2023 Debt Securitization were used to repay all amounts outstanding on the CLO Vehicle Credit Facility, following which the agreements governing the CLO Vehicle Credit Facility were terminated. The termination of the CLO Vehicle Credit Facility resulted in a realized loss on extinguishment of debt of $1,541 for the period from June 30, 2023 (commencement of operations) to September 30, 2023, which represented the unamortized discount on the notes issued under the CLO Vehicle Credit Facility at termination.

Prior to its termination, the CLO Vehicle Credit Facility allowed the Company to borrow up to $500,000 at any one time outstanding, subject to leverage and borrowing base restrictions. The CLO Vehicle Credit Facility was secured by all of the assets held by the CLO Vehicle. Through June 7, 2024, all principal collections received on the underlying collateral could have been used by the Company to purchase new collateral under the direction of the Investment Adviser, in its capacity as collateral manager, unless terminated earlier. The stated maturity of the CLO Vehicle Credit Facility was June 7, 2030. The applicable base rate for borrowings under the CLO Vehicle Credit Facility was Term SOFR for borrowings in U.S. dollars, CDOR for borrowings in Canadian dollars and EURIBOR for borrowings in Euros. The applicable margin on borrowings under the CLO Vehicle Credit Facility through the September 21, 2023 termination date was 2.75% per annum. The Company paid a commitment fee of 0.50% per annum on the daily unused portion of commitments under the CLO Vehicle Credit Facility.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the period from June 30, 2023 (commencement of operations) to September 30, 2023, the components of interest expense, cash paid for interest expense, average stated interest rates and average outstanding balances for the CLO Vehicle Credit Facility were as follows:

Period from June 30, 2023
(commencement of operations)
to September 30, 2023
Stated interest expense	$8,887
Facility fees	2
Amortization of debt issuance costs	39
Total interest and other debt financing expenses	$8,928
Cash paid for interest expense	$8,888
Average stated interest rate(1)(2)	8.0%
Average outstanding balance	$439,919
(1)	The annualized average stated interest rate reflects the translation of the stated interest expense and borrowings in foreign currencies to U.S. dollars.
(2)	The average stated interest rate for the period from June 30, 2023 (commencement of operations) to September 30, 2023 is annualized.

The Investment Adviser served as collateral manager to the CLO Vehicle and was entitled to a fee for providing these services. The total fees payable by the Company under the Investment Advisory Agreement were reduced by an amount equal to the total aggregate fees paid to the Investment Adviser by the CLO Vehicle for rendering such collateral management services.

2027 Notes: On May 22, 2024, the Company entered into a Master Note Purchase Agreement (the “Master Note Purchase Agreement”), governing the issuance of $300,000 aggregate principal amount of 7.12% Tranche A Series 2024A Senior Notes due November 18, 2027 (the “Tranche A Notes”), $100,000 aggregate principal amount of Tranche B Floating Rate Series 2024A Senior Notes due November 18, 2027 (the “Tranche B Notes”), and €25,000 aggregate principal amount of Tranche C Floating Rate Series 2024A Senior Notes due November 18, 2027 (the “Tranche C Notes” and, together with the Tranche A Notes and Tranche B Notes, the “2027 Notes”), to qualified institutional investors in a private placement. The Tranche A Notes bear interest at a rate equal to 7.12% per annum that is payable semi-annually on February 5 and August 5 of each year. The Tranche B Notes bear interest at a rate equal to Term SOFR plus 2.63% that is payable quarterly on February 5, May 5, August 5 and November 5 of each year. The Tranche C Notes bear interest at a rate equal to EURIBOR plus 2.29% that is payable semi-annually on February 5 and August 5 of each year.

The 2027 Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option at par plus accrued interest to the prepayment date and, if applicable, a make-whole premium. In addition, the Company is obligated to offer to prepay the 2027 Notes at par plus accrued and unpaid interest up to, but excluding, the date of prepayment, if certain change in control events occur. The 2027 Notes are general unsecured obligations of the Company that rank pari-passu, or equal in right of payment, with all outstanding and future unsecured and unsubordinated indebtedness issued by the Company.

On May 8, 2024, the Company entered into interest rate swap agreements on the 2027 Notes with SMBC and Macquarie as counterparties. Under the terms of the interest rate swap agreements, the Company (i) receives a fixed interest rate of 7.12% and pays SMBC a floating interest rate of three-month Term SOFR plus 2.5975% on the first $225,000 of the Tranche A Notes and (ii) receives a fixed interest rate of 7.12% and pays Macquarie a floating interest rate of three-month Term SOFR plus 2.644% on the second $75,000 of the Tranche A Notes. The interest rate swap agreements were effective as of May 22, 2024. The Company designated these interest rate swaps and the 2027 Notes as a qualifying fair value hedge accounting relationship. See Note 5 for more information.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the year ended September 30, 2024, the components of interest expense, cash paid for interest expense, average stated interest rates and average outstanding balances for the 2027 Notes were as follows:

Year ended
September 30, 2024
Stated interest expense	$11,162
Net contractual interest rate swap expense	1,005
Net (gain)/loss related to fair value hedge	(3,999)
Amortization of debt issuance costs	636
Total interest and other debt financing expenses	$8,804
Cash paid for interest expense	$4,666
Average interest rate swap and stated interest rate(1)	7.9%
Average outstanding balance	$154,022

(1)	The average stated interest rate reflects the translation of the stated interest expense and borrowings in foreign currencies to U.S. dollars.

2029 Notes: On September 12, 2024, the Company issued $500,000 in aggregate principal amount of unsecured notes (the “2029 Notes”). As of September 30, 2024, the outstanding aggregate principal amount of the 2029 Notes was $500,000. The 2029 Notes bear interest at a rate of 5.800% per year payable semi-annually on March 12 and September 12 of each year, commencing on March 12, 2025. The 2029 Notes mature on September 12, 2029.

The 2029 Notes are the Company’s general unsecured obligations that rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the 2029 Notes. The 2029 Notes rank equally in right of payment with all of the Company’s existing and future senior liabilities that are not so subordinated, effectively junior to all of the Company’s existing and future secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebted (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

At any time or from time to time, the Company may redeem some or all of the 2029 Notes at a redemption price equal to the greater of (1) 100% of the principal amount of the 2029 Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on the 2029 Notes on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 40 basis points less interest accrued to the date of redemption. If the Company redeems any 2029 Notes on or after August 12, 2029 (the date falling one month prior to the maturity date of the 2029 Notes), the redemption price for the 2029 Notes will be equal to 100% of the principal amount of the 2029 Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date. No sinking fund is provided for the 2029 Notes.

On September 5, 2024, the Company entered into interest rate swap agreements on the 2029 Notes with Regions and Macquarie as counterparties. Under the interest rate swap agreements, the Company (i) receives a fixed interest rate of 6.046% and pays Regions a floating interest rate of three-month Term SOFR plus 2.7875% on the first $350,000 of the 2029 Notes and (ii) receives a fixed interest rate of 6.046% and pays Macquarie a floating interest rate of three-month Term SOFR plus 2.770% on the second $150,000 of the 2029 Notes. The interest rate swap agreements were effective as of September 12, 2024. The Company designated these interest rate swaps and the 2029 Notes as a qualifying fair value hedge accounting relationship. See Note 5 for more information.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the year ended September 30, 2024, the components of interest expense, average stated interest rates and average outstanding balances for the 2029 Notes were as follows:

Year ended

September 30, 2024
Stated interest expense	$1,531
Net contractual interest rate swap expense	445
Net (gain)/loss related to fair value hedge	2,379
Accretion of discounts on notes issued	54
Amortization of debt issuance costs	61
Total interest and other debt financing expenses	$4,470
Average interest rate swap and stated interest rate	7.6%
Average outstanding balance	$25,957

Adviser Revolver: The Company has entered into the Adviser Revolver with the Investment Adviser pursuant to which, as of September 30, 2024, permitted the Company to borrow up to $300,000 in U.S. dollars and certain agreed upon foreign currencies and which had a maturity date of July 3, 2026. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate (“AFR”). The short-term AFR as of September 30, 2024 was 4.5%. Through a series of amendments on December 19, 2023, March 21, 2024 and June 21, 2024, the Company increased the borrowing capacity on the Adviser Revolver from $50,000 to $300,000. As of September 30, 2024 and 2023, the Company had no outstanding debt under the Adviser Revolver.

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the stated interest expense, cash paid for interest expense, average stated interest rates and average outstanding balances for the Adviser Revolver were as follows:

		Period from June 30, 2023
	Year ended	(commencement of operations)
	September 30, 2024	to September 30, 2023
Stated interest expense	$22	$238
Cash paid for interest expense	22	238
Annualized average stated interest rate	5.0%	4.5%
Average outstanding balance	$438	$21,086

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the average total debt outstanding was $926,243 and $535,035, respectively.

For the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, the effective annualized average interest rate, which includes amortization of debt financing costs, non-usage facility fees and the net contractual interest rate swap expense on the 2027 Notes and 2029 Notes but excluding the net gain/(loss) related to the fair value hedges associated with the 2027 Notes and 2029 Notes, on the Company’s total debt was 8.1% and 7.9%, respectively.

A summary of the Company’s maturity requirements for borrowings as of September 30, 2024 is as follows:

	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2023 Debt Securitization(1)	$432,942	$—	$—	$—	$432,942
SMBC Credit Facility	223,854	—	—	223,854	—
2027 Notes(2)	436,712	—	—	436,712	—
2029 Notes(1)(2)	494,984	—	—	494,984	—
Total borrowings	$1,588,492	$—	$—	$1,155,550	$432,942
(1)	Represents principal outstanding plus unamortized premium and / or unaccreted original issue discount.
(2)	Carrying value is inclusive of an adjustment for the change in fair value of an effective hedge accounting relationship. See Note 5 for additional information.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 8. Federal Income Tax Matters

The Company has elected to be treated and intends to be subject to tax as a RIC under Subchapter M of the Code. As a result, the Company must distribute substantially all of its net taxable income each tax year as dividends to its shareholders, which will generally relieve the Company from U.S. federal income tax.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which could differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences have no impact on net assets.

The following permanent differences were reclassified for tax purposes among the components of net assets for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023:

		Period from June 30, 2023
	Year ended	(commencement of operations)
	September 30, 2024	to September 30, 2023
Increase (decrease) in Paid in Capital in Excess of Par	$(1,430)	$(291)
Increase (decrease) in Distributable Earnings (Losses)	1,430	291

Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investment transactions as investment gains and losses are not included in taxable income until they are realized.

The following table reconciles net increase in net assets resulting from operations to taxable income for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023:

		Period from June 30, 2023
	Year ended	(commencement of operations)
	September 30, 2024	to September 30, 2023
Net increase in net assets resulting from operations	$121,642	$16,423
Net change in unrealized (appreciation) depreciation on investment transactions	(11,835)	587
Other income not currently taxable	(2,133)	(43)
Expenses not currently deductible	3,045	291
Other income for tax but not book	590	—
Other deductions/losses for tax not book	(208)	(74)
Other realized gain/loss differences	7,230	43
Taxable income before deductions for distributions	$118,331	$17,227

The tax character of distributions paid during the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 were as follows:

		Period from June 30, 2023
	Year ended	(commencement of operations)
	September 30, 2024	to September 30, 2023
Ordinary Income	$109,583	$10,938

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The tax basis components of distributable earnings/(accumulated losses) and reconciliation to accumulated earnings/(deficit) on a book basis for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023 were as follows:

		Period from June 30, 2023
	Year ended	(commencement of operations)
	September 30, 2024	to September 30, 2023
Undistributed ordinary income – tax basis	$13,406	$6,289
Undistributed realized gains – tax basis	1,632	—
Net unrealized appreciation (depreciation) on investments	3,942	(587)
Other temporary differences	(14,850)	(5,414)
Total accumulated earnings (loss) – book basis	$4,130	$288

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Capital losses incurred by the Company are not subject to expiration and retain their character as either short-term or long-term capital losses. As of September 30, 2024, the Company estimates that it will not have a capital loss carryforward available for use in subsequent tax years.

For tax purposes, the Company may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. As of September 30, 2024 and 2023, the Company did not elect to defer any ordinary losses, short-term capital losses and long-term capital losses.

For the tax year ended September 30, 2024, the Company estimates taxable income in excess of the distributions made from such taxable income during the tax year, and therefore, the Company has elected to carry forward the excess for distribution to shareholders in the tax year ended September 30, 2025. The amount carried forward to tax year ended September 30, 2025 is estimated to be approximately $13,406 of ordinary income and $1,632 of long-term capital gain, although these amounts will not be finalized until the September 30, 2024 tax returns are filed in 2025.

As of September 30, 2024, the federal tax cost of investments was $3,253,730 resulting in estimated gross unrealized gains and losses of $29,245 and $17,677, respectively.

Note 9. Commitments and Contingencies

Commitments: As of September 30, 2024, the Company had outstanding commitments to fund investments totaling $676,610, including $174,900 of commitments on undrawn revolvers. As of September 30, 2023, the Company had outstanding commitments to fund investments totaling $20,796, including $3,654 of commitments on undrawn revolvers.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims against the Company that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.

Off-balance sheet risk: Off-balance sheet risk refers to an unrecorded potential liability that could result in a future obligation or loss, even though it does not appear on the Consolidated Statements of Financial Condition. The Company has entered and, in the future, could again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. Refer to Note 5 for outstanding interest rate swap agreements as of September 30, 2024. As of September 30, 2023, there were no commitments outstanding for derivative contracts. Derivative instruments can be affected by market conditions, such as interest rate and foreign currency volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and could realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.

Concentration of credit and counterparty risk: Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company could be exposed to risk.

The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Legal proceedings: In the normal course of business, the Company is subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

Note 10. Financial Highlights

The financial highlights for the Company are as follows:

			Period from June 30, 2023
	Year ended		(commencement of operations)
	September 30, 2024		to September 30, 2023
Per share data:(1)	Class I	Class S˄˄	Class I
Net asset value at beginning of period	$25.00	$25.17	$25.00
Distributions declared:(2)
From net investment income - after tax	(2.63)	(1.21)	(0.63)
Net investment income - after tax	2.55	1.26	0.65
Net realized gain (loss) on investment transactions	(0.14)	(0.13)	0.06
Net realized gain (loss) on sale/extinguishment of debt	0.03	0.03	(0.06)
Net change in unrealized appreciation (depreciation) on investment transactions(3)	0.29	0.09	(0.02)
Distribution and shareholder servicing fees	—	(0.11)	—
Net asset value at end of period	$25.10	$25.10	$25.00
Total return based on net asset value per share(4)	11.34%	4.51%	2.54%
Number of common shares outstanding	66,374,648.607	2,633,722.656	26,133,510.522

			Period from June 30, 2023
	Year ended		(commencement of operations)
	September 30, 2024		to September 30, 2023
Listed below are supplemental data and ratios to the financial highlights:	Class I	Class S˄˄	Class I
Ratio of net investment income - after tax to average net assets*(5)	10.15%	9.14%	10.22%
Ratio of total expenses to average net assets*(5)(6)(7)	10.14%	10.05%	9.76%
Ratio of incentive fee waiver to average net assets	—%	—%	(0.05)%
Ratio of incentive fees to average net assets(6)	1.53%	0.71%	0.36%
Ratio of excise and income taxes to average net assets(6)	0.01%	0.00%˄	—%
Ratio of net expenses to average net assets*(5)(6)(7)	10.14%	10.05%	9.71%
Ratio of total expenses (without incentive fees) to average net assets*(5)(7)	8.61%	9.34%	9.40%
Total return based on average net asset value(5)(8)	10.75%	4.58%	2.52%
Total return based on average net asset value - annualized*(5)(8)	10.75%	9.16%	9.90%
Net assets at end of period	$1,666,227	$66,115	$653,338
Average debt outstanding(9)	$926,243	$926,243	$535,035
Average debt outstanding per share(9)	$20.48	$20.48	$20.55
Portfolio Turnover*(9)	19.55%	19.55%	7.90%
Asset coverage ratio(9)(10)	208.33%	208.33%	213.87%

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

*	Amounts for Class S Shares and for the period from June 30, 2023 (commencement of operations) to September 30, 2023 are annualized, unless otherwise noted.
˄	Represents an amount less than 0.01%.
˄˄	The date of the first sale of Class S Shares was April 1, 2024. See Note 12 for additional information.
(1)	Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.
(2)	The per share data for distributions reflect the amount of distributions paid or payable with a record date during the applicable period.
(3)	Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding at the end of the period and as of the dividend record date.
(4)	Total return based on net asset value per share assumes distributions are reinvested in accordance with the DRIP and is not annualized. Total return does not include sales load.
(5)	The Class S Shares calculation includes the impact of distribution and shareholder servicing fees. No distribution and shareholder servicing fees are paid with respect to Class I Shares.
(6)	Incentive fees, income tax and excise tax are not annualized in the calculation.
(7)	The calculation excludes the net effect of expense support and expense support recoupment, which represented 0.02% and (0.19)% of average net assets for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023, respectively.
(8)	Total return based on average net asset value is calculated as (a) the net increase (decrease) in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.
(9)	Represents a fund level calculation applicable to both Class I Shares and Class S Shares.
(10)	In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 11. Senior Securities

The following is information about the Company’s senior securities as of the dates indicated in the table below:

	Total Amount	Asset	Involuntary	Average
	Outstanding Exclusive of	Coverage	Liquidating Preference	Market Value
Class and Year	Treasury Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)
Adviser Revolver
September 30, 2023	$—	$2,139	—	N/A
September 30, 2024	$—	$2,083	—	N/A

2023 Debt Securitization
September 30, 2023	$395,500	$2,139	—	N/A
September 30, 2024	$432,942	$2,083	—	N/A

SMBC Credit Facility
September 30, 2023	$176,770	$2,139	—	N/A
September 30, 2024	$223,854	$2,083	—	N/A

2027 Notes(5)
September 30, 2024	$436,712	$2,083	—	N/A

2029 Notes(6)
September 30, 2024	$494,984	$2,083	—	$1,000

Total Debt
September 30, 2023	$572,270	$2,139	—	N/A
September 30, 2024	$1,588,492	$2,083	—	N/A
(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)

The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “ - ” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)

Not applicable because such senior securities are not registered for public trading, with the exception of the 2029 Notes. The average market value per unit calculated for the 2029 Notes is based on the average monthly prices of such notes and is expressed in terms of dollar amounts per $1,000 of indebtedness.

(5)	Represents $427,840 outstanding of 2027 Notes and an adjustment for the change in fair value of an effective hedge accounting relationship.
(6)	Represents $500,000 outstanding of 2029 Notes less the unamortized discount recognized upon origination and an adjustment for the change in fair value of an effective hedge accounting relationship.

Note 12. Net Assets

Share Issuances

On April 27, 2023, an affiliate of the Investment Adviser purchased 2,000 shares of the Company’s Class F Shares (reclassified as Class I Shares) at a purchase price of $25.00 per share.

On June 14, 2023, the Company completed the Private Offering and entered into subscription agreements with the Private Offering Investors for total commitments of $650.3 million to purchase the Company’s Class F Shares. Following the completion of the Private Offering and prior to the commencement of the Public Offering, the Company’s Class F Shares were reclassified as Class I

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Shares. On June 30, 2023, the Company received the Private Offering subscription proceeds and issued 26,010,927.600 Class F Shares (reclassified as Class I Shares) at a purchase price of $25.00 per share.

In connection with its formation, the Company has the authority to issue an unlimited number of Common Shares at $0.01 per share par value. The Company offers on a continuous basis up to $5.0 billion of Common Shares pursuant to the Public Offering. The Company has received an exemptive order from the SEC that permits the Company to issue multiple share classes through Class S Shares, Class D Shares and Class I Shares, with, among others, different ongoing shareholder servicing and/or distribution fees. The Company will accept purchase orders and hold investors’ funds in an interest-bearing escrow account until the Company receives purchase orders for at least 100 investors in such class and the Company’s Board has authorized the release of the funds in the escrow account. The share classes have different ongoing distribution and/or shareholder servicing fees. As of April 1, 2024, the Company had received purchase orders from greater than 100 investors for Class S Shares, and the Board authorized the release of Class S proceeds from escrow. As of such date, the Company issued and sold 814,973.864 Class S Shares, and the escrow agent released net proceeds of $20,513 to the Company as payment for such Class S Shares.

The following table summarizes the Common Shares issued and net proceeds from the Public Offering during the year ended September 30, 2024. There were no proceeds from the Public Offering during the period from June 30, 2023 (commencement of operations) to September 30, 2023.

	Class I
Subscriptions Effective	Shares Issued	Net Proceeds
November 1, 2023	97,680.000	$2,442
December 1, 2023	1,094,615.081	27,442
January 1, 2024	9,936,232.788	249,101
February 1, 2024	1,705,939.025	42,683
March 1, 2024	2,456,196.864	61,552
April 1, 2024	4,020,367.842	101,193
May 1, 2024	3,923,079.849	98,666
June 1, 2024	3,510,784.993	88,437
July 1, 2024	3,604,832.795	90,553
August 1, 2024	4,415,983.832	110,753
September 1, 2024	4,281,633.232	107,554
	39,047,346.301	$980,376

	Class S
Subscriptions Effective	Shares Issued	Net Proceeds
April 1, 2024	814,973.864	$20,513
May 1, 2024	228,279.932	5,741
June 1, 2024	392,250.097	9,880
July 1, 2024	463,881.516	11,653
August 1, 2024	246,907.329	6,193
September 1, 2024	456,977.977	11,479
	2,603,270.715	$65,459

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

In connection with the Public Offering, the Company sells shares at an offering price per share as determined in accordance with a share pricing policy. Under such policy, in connection with each monthly closing on the sale of Class S Shares, Class D Shares and Class I Shares, the Board has authorized the Investment Adviser to establish a net offering price that it believes reflects a price per share that is no less than the then-current NAV per share. The following table summarizes the net offering price per share of Common Shares in the Public Offering during the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023.

	Net Offering Price Per Share
For the Month Ended	Class I	Class S
Year ended September 30, 2024
October 31, 2023	$25.00	$—
November 30, 2023	25.07	—
December 31, 2023	25.07	—
January 31, 2024	25.02	—
February 29, 2024	25.06	—
March 31, 2024	25.17	—
April 30, 2024	25.15	25.15
May 31, 2024	25.19	25.19
June 30, 2024	25.12	25.12
July 31, 2024	25.08	25.08
August 31, 2024	25.12	25.12
September 30, 2024	25.10	25.10

Period from June 30, 2023 (commencement of operations) to September 30, 2023
July 31, 2023	$25.00	$—
August 31, 2023	25.05	—
September 30, 2023	25.00	—

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Distributions and Distribution Reinvestment

The Board authorizes and declares monthly distribution amounts per share that are recorded by the Company on the record date. The following tables summarize the Company’s dividend declarations and distributions with a record date during the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023.

Class I
			Shares	Net Distribution	Total Dividends
Date Declared	Record Date	Payment Date	Outstanding	Per Share	Declared
Year ended September 30, 2024
August 3, 2023	October 31, 2023	November 29, 2023	26,194,330.889	$0.2100	$5,501
November 17, 2023	November 30, 2023	December 29, 2023	26,353,713.391	0.2200	5,798
November 17, 2023	December 30, 2023	January 30, 2024	27,513,765.783	0.2200	6,053
November 17, 2023	January 31, 2024	February 28, 2024	37,521,105.819	0.2200	8,255
February 2, 2024	February 29, 2024	March 29, 2024	39,279,712.403	0.2200	8,641
February 2, 2024	March 31, 2024	April 29, 2024	41,822,979.970	0.2200	9,201
February 2, 2024	April 30, 2024	May 30, 2024	45,942,385.416	0.2200	10,107
May 3, 2024	May 31, 2024	June 28, 2024	49,987,591.040	0.2200	10,997
May 3, 2024	June 30, 2024	July 30, 2024	53,635,734.336	0.2200	11,800
May 3, 2024	July 31, 2024	August 30, 2024	57,395,957.902	0.2200	12,628
August 2, 2024	August 31, 2024	September 27, 2024	61,912,050.088	0.2200	13,621
August 2, 2024	September 30, 2024	October 30, 2024	66,374,648.607	0.2200	14,602
Total dividends declared for the year ended September 30, 2024					$117,204

Period from June 30, 2023 (commencement of operations) to September 30, 2023
July 31, 2023	July 31, 2023	August 29, 2023	26,012,927.600	$0.2100	$5,463
August 2, 2023	August 31, 2023	September 29, 2023	26,072,695.096	0.2100	5,475
August 2, 2023	September 30, 2023	October 30, 2023	26,133,510.522	0.2100	5,488
Total dividends declared for the period from June 30, 2023 (commencement of operations) to September 30, 2023					$16,426

Class S
			Shares	Net Distribution	Total Dividends
Date Declared	Record Date	Payment Date	Outstanding	Per Share	Declared
Year ended September 30, 2024
April 19, 2024	April 30, 2024	May 30, 2024	814,973.864	$0.2022	$165
May 3, 2024	May 31, 2024	June 28, 2024	1,047,494.875	0.2022	212
May 3, 2024	June 30, 2024	July 30, 2024	1,444,919.231	0.2022	292
May 3, 2024	July 31, 2024	August 30, 2024	1,914,357.236	0.2022	387
August 2, 2024	August 31, 2024	September 27, 2024	2,168,575.972	0.2022	437
August 2, 2024	September 30, 2024	October 30, 2024	2,633,722.656	0.2022	533
Total dividends declared for the year ended September 30, 2024					$2,026

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table summarizes the Company’s distributions reinvested during the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023.

Class I
Payment Date	DRIP Shares Issued	Amount ($) per share	DRIP Shares Value (1)
Year ended September 30, 2024
October 30, 2023	60,820.367	$25.00	$1,521
November 29, 2023	61,702.502	25.00	1,543
December 29, 2023	65,437.311	25.07	1,640
January 30, 2024	71,107.248	25.07	1,782
February 28, 2024	79,967.559	25.02	2,001
March 29, 2024	87,070.703	25.06	2,182
April 29, 2024	99,037.604	25.17	2,493
May 30, 2024	122,125.775	25.15	3,071
June 28, 2024	137,358.303	25.19	3,460
July 30, 2024	155,390.771	25.12	3,904
August 30, 2024	165,834.688	25.08	4,159
September 27, 2024	180,965.287	25.12	4,546
	1,286,818.118		$32,302

Period from June 30, 2023 (commencement of operations) to September 30, 2023
August 29, 2023	59,767.496	$25.00	$1,494
September 29, 2023	60,815.426	25.05	1,524
	120,582.922		$3,018

Class S
Payment Date	DRIP Shares Issued	Amount ($) per share	DRIP Shares Value(1)
Year ended September 30, 2024
May 30, 2024	4,241.079	$25.15	$107
June 28, 2024	5,174.259	25.19	130
July 30, 2024	5,556.489	25.12	140
August 30, 2024	7,311.407	25.08	183
September 27, 2024	8,168.707	25.12	205
	30,451.941		$765
(1)	Reflects DRIP shares issued multiplied by the unrounded amount per share.

Share Repurchase Program

At the discretion of the Board, the Company has commenced a share repurchase program in which the Company intends to repurchase, in each quarter, up to 5% of the NAV of the Company’s common shares outstanding as of the close of the previous calendar quarter. The Board may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of shareholders. As a result, share repurchases may not be available each quarter. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase program, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers on or around the last business day of the first month of such quarter using a purchase price equal to the NAV per share as of the last calendar day of the prior quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table presents share repurchases completed under the share repurchase program during the year ended September 30, 2024. There were no share repurchases completed during the period from June 30, 2023 (commencement of operations) to September 30, 2023.

						Maximum number of
Repurchase	Total Number of	Percentage of			Amount	shares that may yet be
Deadline	Shares Repurchased	Outstanding Shares	Price Paid	Repurchase	Repurchased	purchased under the
Request	(all classes)	Repurchased(1)	Per Share	Pricing Date	(all classes)(2)	Repurchase Program(3)
February 1, 2024	27,300.000	0.10%	$25.07	December 31, 2023	$670	—
August 1, 2024	65,726.334	0.12%	$25.12	June 30, 2024	$1,640	—
(1)Percentage is based on total shares as of the close of the previous calendar quarter.
(2)Amounts shown net of Early Repurchase Deduction.
(3)	All repurchase requests were satisfied in full.

Note 13. Earnings Per Share

The following information sets forth the computation of the net increase in net assets per share resulting from operations for the year ended September 30, 2024 and the period from June 30, 2023 (commencement of operations) to September 30, 2023:

			Period from June 30, 2023
	Year ended		(commencement of operations)
	September 30, 2024		to September 30, 2023
	Class I	Class S	Class I
Earnings available to shareholders	$119,726	$1,916	$16,423
Basic and diluted weighted average shares outstanding	44,385,411	1,666,686	26,035,443
Basic and diluted earnings per share	$2.70	$1.15	$0.63

Note 14. Subsequent Events

In preparing these consolidated financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date of issuance. There are no subsequent events to disclose except for the following:

The Company received proceeds from the issuance of Common Shares pursuant to the Public Offering as set forth in the table below:

Share Class	Net Proceeds
Subscriptions effective October 1, 2024
Class I	$93,248
Class S	$9,108
Approximate subscriptions effective November 1, 2024
Class I	$89,201
Class S	$5,595

On October 30, 2024, the Company issued 197,076.899 Class I Shares and 10,731.076 Class S Shares through the DRIP.

The Company repurchased 591,629.063 of its Class I Shares pursuant to the tender offer to repurchase up to 5% of its Class I Shares and Class S Shares outstanding as of June 30, 2024 that commenced on September 25, 2024 and closed on November 1, 2024.

On November 22, 2024, the Company entered into the third amendment to the SMBC Credit Facility (the “Third SMBC Amendment”). The Third SMBC Amendment, among other things, (a) increased the total commitment facility amount from $1,115,000 to $1,240,000 through the addition of new lenders, (b) extended the maturity date to November 22, 2029, (c) reduced the applicable margin on borrowings under the SMBC Facility to 0.875% for any ABR Loan and 1.875% for any Term Benchmark Loan or RFR Loan and (d) reduced the commitment fee on the daily unused portion of commitments to 0.35% per annum.

Golub Capital Private Credit Fund and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The Board declared gross distributions to Class I and Class S shareholders of record as set forth in the table below:

Declaration Date	Record Date	Payment Date	Gross Distribution
Class I Distributions
August 2, 2024	October 31, 2024	November 27, 2024	$0.2200
November 14, 2024	November 30, 2024	December 27, 2024	$0.1875
November 14, 2024	December 30, 2024	January 30, 2025	$0.1875
November 14, 2024	December 30, 2024	January 30, 2025	$0.0050
November 14, 2024	January 31, 2025	February 27, 2025	$0.1875
Class S Distributions
August 2, 2024	October 31, 2024	November 27, 2024	$0.2200
November 14, 2024	November 30, 2024	December 27, 2024	$0.1875
November 14, 2024	December 30, 2024	January 30, 2025	$0.1875
November 14, 2024	December 30, 2024	January 30, 2025	$0.0050
November 14, 2024	January 31, 2025	February 27, 2025	$0.1875

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

Not For Execution

SUBSCRIPTION AGREEMENT FOR SHARES OF

GOLUB CAPITAL PRIVATE CREDIT FUND

1.	Your Investment

A. Investment Information	Investment Amount	$

B. Investment Type	☐	Initial Investment	☐	Additional Investment[1]

C. Share Class Selection	☐	Share Class S2 (The minimum investment is $2,500)	☐	Share Class D2, 3 (The minimum investment is $2,500)	☐	Share Class I2, 3 (The minimum investment is $1,000,000 (unless waived))

Upfront Placement Fee %
(if any)

D. Investment Method
☐ By mail: Please make checks payable to SS&C GIDS, Inc. and attach to this agreement.[4]
For Share Class D Only:	Make checks payable to UMB Bank, N.A.
For Share Class I and Share Class S Only:	Make checks payable to SS&C GIDS, Inc.
☐ By wire: Please wire funds according to the instructions below.
For Share Class I and Share Class S Only:	Bank Name: [ ] Bank Address: [ ] ABA Routing No.: [ ] Account No.: [ ] Account Name: [ ] Reference: [Investor Name as provided in Section 3]

For Share Class D Only:	Bank Name: [ ] Bank Address: [ ] ABA Routing No.: [ ] Account No.: [ ] Account Name: [ ] Reference: [Investor Name as provided in Section 3]
☐ Broker / Financial advisor will make payment on your behalf

1 The minimum subsequent investment must be in increments of $500 (unless waived in the case of Class l).

2 Investors who buy Class S, Class D or Class I Shares through certain financial intermediaries may be directly charged transaction or other fees by such intermediaries, including upfront placement fees or brokerage commissions, in such amount as the financial intermediaries may determine, provided that selling agents limit such charges to a 1.5% cap on the net offering price for Class D Shares, a 3.5% cap on the net offering price for Class S Shares and a 2.0% cap on the net offering price for Class I Shares .

3 Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

4 Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers checks are not accepted.

2.	Ownership Type (Select only one)

A. Taxable Accounts	☐ Trust
☐Brokerage Account Number	(Include Certification of Investment Powers Form or First and Last Page of Trust Documents)

☐Individual or Joint Tenant With Rights of Survivorship	☐ C Corporation

☐ Transfer on Death (Optional Designation. Not Available for Louisiana Residents. See Section 3C.)	☐ S Corporation

☐Tenants in Common	☐ Profit-Sharing Plan

☐Community Property	☐ Non-Profit Organization

☐Uniform Gift / Transfer to Minors State of	☐ Limited Liability Corporation (Articles of Incorporation Required if Not Custodial Held)

State of	☐ Corporation / Partnership / Other
(Corporate Resolution or Partnership Agreement Required)
Date of Birth

B. Non-Taxable Accounts	☐ Rollover IRA (Custodian Signature Required)

☐ IRA (Custodian Signature Required)	☐ Inherited IRA (Custodian Signature Required)

☐ Roth IRA (Custodian Signature Required)	☐ Pension Plan (Include Certification of Investment Powers Form)

☐ SEP IRA (Custodian Signature Required)	☐ Other

C. Custodian Information (For Custodial Accounts Only)

Custodian Name

Custodian Account Number

D. Entity Name (Retirement Plan / Trust/ Corporation / Partnership / Other) Trustee(s) and / or authorized signatory(s) information MUST be provided in Sections 3A and 3B.

Entity Name	Tax ID Number		Date of Formation	Exemptions (See Form W-9 Instructions at www.irs.gov)

Entity Address (Legal Address. Required)

Entity Type (Select one. Required)

☐ Retirement Plan	☐ Trust	☐ S Corporation	☐ C Corporation	☐ Limited Liability Corporation

☐ Partnership	Exempt payee code (if any)			☐ Other

Jurisdiction (if Non-U.S.)

(Attach completed applicable Form W-8(s))

Exemption from FATCA reporting code (if any)

3.	Investor Information
A.	Investor Name (Investor/Trustee / Executor/ Authorized Signatory Information)

Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address.

First Name	(MI)	Last Name	Gender
Social Security Number/Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number
Residential Street Address		City	State	Zip Code
Country

If you are a non-U.S. citizen, please specify your country of citizenship (required):

☐ Resident Alien	☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. October 2021)
Country of Citizenship

Please specify if you are a Golub Capital employee / officer / director / affiliate (required):

☐ Golub Capital Employee	☐ Golub Capital Officer or Director	☐ Immediate Family Member of Golub Capital Officer or Director
☐ Golub Capital Affiliate	☐ Not Applicable

B.	Co-Investor Name (Co-Investor/ Co-Trustee / Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name	Gender
Social Security Number/Tax ID		Date of Birth (MM/DD/YYYY)	Daytime Phone Number
Residential Street Address		City	State	Zip Code
Country

If you are a non-U.S. citizen, please specify your country of citizenship (required):

☐ Resident Alien	☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. October 2021)
Country of Citizenship

Please specify if you are a Golub Capital employee / officer / director / affiliate (required):

☐ Golub Capital Employee	☐ Golub Capital Officer or Director	☐ Immediate Family Member of Golub Capital Officer or Director
☐ Golub Capital Affiliate	☐ Not Applicable

C.

Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

					☐ Primary ☐ Secondary	%
First Name	(MI)	Last Name	Social Security Number	Date of Birth (MM/DD/YYYY ）
					☐ Primary ☐ Secondary	%
First Name	(MI)	Last Name	Social Security Number	Date of Birth (MM/DD/YYYY ）
					☐ Primary ☐ Secondary	%
First Name	(MI)	Last Name	Social Security Number	Date of Birth (MM/DD/YYYY ）
					☐ Primary ☐ Secondary	%
First Name	(MI)	Last Name	Social Security Number	Date of Birth (MM/DD/YYYY ）

Custodian/Guardian for a minor Beneficiary (required, cannot be same as Investor or Co-Investor):

D.	ERISA Plan Asset Regulations

All investors are required to complete Appendix B attached hereto.

4.	Mailing Address* (if different from Section 3A)

Residential Street Address	City	State	Zip Code
Country

*Electronic delivery of shareholder reporting, as applicable, will be provided via our transfer agent’s reporting platform, Digital Investor. The email address provided in Section 7 will serve as the primary point of contact for shareholder communications from Digital Investor. In the event shareholder reporting is not delivered electronically, it will be mailed to the primary mailing address in Section 4 or 3A (as applicable). Both primary investors and co-investors in the Fund will receive Fund communications at the primary point of contact only.

For Financial Advisors & Operations Contacts - Shareholder reporting is also available through SS&C’s DST Vision site. Please contact ic@golubcapital.com for more information and registration instructions.

5.	Select How You Want to Receive Your Distributions (Please read entire section)

You are AUTOMATICALLY enrolled in our Distribution Reinvestment Plan if you are a resident of ALASKA, ARIZONA, COLORADO, CONNECTICUT, DELAWARE, DISTRICT OF COLUMBIA, FLORIDA, GEORGIA, GUAM, HAWAII ，ILLINOIS ，INDIANA, IOWA, LOUISIANA, MICHIGAN, MINNESOTA, MISSISSIPPI, MISSOURI，MONTANA, NEVADA, NEW HAMPSHIRE, NEW MEXICO, NEW YORK, NORTH DAKOTA, PENNSYLVANIA, PUERTO RICO, RHODE ISLAND, SOUTH CAROLINA, SOUTH DAKOTA, TEXAS, UTAH, VIRGINIA, VIRGIN ISLANDS, WEST VIRGINIA, WISCONSIN, WYOMING, OR A NON-U.S. JURISDICTION.

☐ If you do NOT wish to be automatically enrolled in the Distribution Reinvestment Plan, please check here and complete the Cash Distributions Information section below.

CASH DISTRIBUTIONS: COMPLETE THE BELOW SECTIONS IF YOU DO NOT WISH TO BE AUTOMATICALLY ENROLLED IN THE DISTRIBUTION REINVESTMENT PLAN. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

A.	☐ Check mailed to street address in 3A (only available for non-custodial investors).
B.	☐ Check mailed to secondary address in 3B (only available for non-custodial investors).
C.	☐ Direct Deposit by ACH (only available for non-custodial investors).
D.	☐ Check mailed to Third Party Financial Institution (complete section below).

I authorize Golub Capital Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Golub Capital Private Credit Fund in writing to cancel it. In the event that Golub Capital Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name	Mailing Address	City	State	Zip Code
Your Bank’s ABA Routing Number	Your Bank Account Number

You are NOT AUTOMATICALLY enrolled in our Distribution Reinvestment Plan if you are a resident of ALABAMA, ARKANSAS, CALIFORNIA, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OKLAHOMA, OREGON, TENNESSEE, VERMONT or WASHINGTON. Please complete the Cash Distributions Information section above.

☐ If you wish to be enrolled in the Distribution Reinvestment Plan, please check here. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.

6.	Investor Representative Information (Required information. All fields must be completed.)

The Investor Representative must sign below to complete the order. The Investor Representative hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Firm Name	Name of Investor Representative

Office Street Address	City	State	Zip Code
Representative ID / CRD #	Branch ID / Firm CRD # (if applicable)	Telephone Number
Email Address	Fax Number
Operations Contact Name	Operations Contact Email Address

Please note that unless previously agreed to in writing by Golub Capital Private Credit Fund, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv)

have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to, Rule 151-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.

THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

If you do not have another broker or other financial intermediary introducing you to Golub Capital Private Credit Fund, then Arete Wealth Management, LLC (“Arete”) may be deemed to act as your broker of record in connection with any investment in Golub Capital Private Credit Fund. Arete is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If Arete is your broker of record, then your shares will be held in your name on the books of Golub Capital Private Credit Fund. Arete will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker or other financial intermediary.

Financial Advisor Signature	Date	Branch Manager Signature (If required by Broker)	Date

7.	Electronic Delivery Form (Optional)
A.	Electronic Delivery Consent

Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Golub Capital Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.

We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.

You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

Initial here to consent to electronic delivery

B.	Shareholder Reporting* (Section 7 must be completed to receive reporting electronically)

Email

*Electronic delivery of shareholder reporting, as applicable, will be provided via our transfer agent’s reporting platform, Digital Investor. The email address provided in this Section 7 will serve as the primary point of contact for shareholder communications from Digital Investor. In the event shareholder reporting is not delivered electronically, it will be mailed to the primary mailing address in Section 4 or 3A (as applicable). Both primary investors and co-investors in the Fund will receive Fund communications at the primary point of contact only.

For Financial Advisors & Operations Contacts - Shareholder reporting is also available through SS&C’s DST Vision site. Please contact ic@golubcapital.com for more information and registration instructions.

8.	Subscriber Signatures

Golub Capital Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Golub Capital Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Golub Capital Private Credit Fund to accept this subscription, I hereby represent and warrant to you as follows:

A.	Please Note: All Items in this section 8.A. must be read and initialed.

	Primary Investor Initials	Co-Investor Initials
(i) I have received the prospectus (as amended or supplemented) for Golub Capital Private Credit Fund at least five business days prior to the date hereof.	Initials	Initials

(ii)

I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

	Initials	Initials

(iii)

In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

	Initials	Initials

(iv) If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.	Initials	Initials

(v) I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.	Initials	Initials

(vi)

I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.

	Initials	Initials

(vii) I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am	Initials	Initials

a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

(viii) I will comply in all respects with all applicable laws with respect to my investment in Golub Capital Private Credit Fund, including without limitation, applicable anti-money laundering laws such as the Bank Secrecy Act, as amended and supplemented by Title III of the USA PATRIOT Act of 2001, the 1940 Act, including, without limitation, Section 12(d)(1) thereof, and securities and all other applicable laws and regulations imposed upon me under the laws of the jurisdiction in which I am organized and/or reside.

	Initials	Initials

(ix) I acknowledge that Golub Capital Private Credit Fund may enter into transactions with Golub Capital affiliates that involve conflicts of interest as described in the prospectus.	Initials	Initials

(x)

I acknowledge that, unless waived by the Managing Dealer, subscriptions must be submitted at least five business days prior to the first calendar day of each month (my investment will be executed as of the first day of the applicable month at the net offering price per share as determined as of the preceding day, being the last day of the preceding month). I acknowledge that I will not know the net offering price per share at which my investment will be executed at the time I subscribe and the net offering price per share will generally be made available at www gcredbdc.com as of the last day of each month within 20 business days of the last day of each month.

	Initials	Initials

(xi)

I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Golub Capital Private Credit Fund’s toll-free, automated telephone line, 844-373-0973.

	Initials	Initials

(xii)

I acknowledge that all shareholder reporting will be sent to the email address or address specified in Section 7B or Sections 3A/4 (as applicable), respectively, and that I am able to receive all shareholder reporting in such manner.

	Initials	Initials

B.

If you live in any of the following states, please complete Appendix A to Golub Capital Private Credit Fund Subscription Agreement: ALABAMA, CALIFORNIA, IDAHO, IOWA, KANSAS, KENTUCKY, MAINE, MASSACHUSETTS, MISSOURI, NEBRASKA, NEW JERSEY, NEW MEXICO, NORTH DAKOTA, OHIO, OKLAHOMA, OREGON, PUERTO RICO, TENNESSEE and VERMONT.

In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.

If you do not have another broker or other financial intermediary introducing you to Golub Capital Private Credit Fund, then Arete may be deemed to be acting as your broker of record in connection with any investment in Golub Capital Private Credit Fund. For important information in this respect, see Section 6 above. I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Golub Capital Private Credit Fund. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting SS&C GIDS, Inc. in writing at the address indicated below.

SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for U.S. investors):

Under penalties of perjury, I certify that:

1.	The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

C.	Authorized Signatory(s) (must be signed by custodian or trustee if plan is administered by a third party)

Signature of Investor	Date	Signature of Co-Investor (if applicable)	Date
Custodian Name	Custodian Phone Number	Custodian Tax ID#

Signature of Custodian (if applicable)		Date

Custodian Stamp Here

9.	Miscellaneous

If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Golub Capital Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Golub Capital Private Credit Fund and the Broker in writing. The Broker may notify Golub Capital Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Golub Capital Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.

No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business days prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.

All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Golub Capital Private Credit Fund.

Return the completed Subscription Agreement to:

Email Address:	IC@golubcapital.com
Should you have any questions regarding your submission, please contact IC@golubcapital.com.
Direct Overnight Mail:	Golub Capital c/o SS&C 801 Pennsylvania Avenue Suite 219098 Kansas City, MO 64105-1307
P.O. Box:	Golub Capital c/o SS&C P.O. Box 219098 Kansas City, MO 64121-9098

Appendix A – Suitability Standards

For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.

Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co-Investor Initials

If I am an Alabama resident, in addition to the suitability standards set forth above, an investment in Golub Capital Private Credit Fund will only be sold to me if I have a liquid net worth of at least 10 times my investment in Golub Capital Private Credit Fund and its affiliates.

	Initials	Initials

If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my net worth in Golub Capital Private Credit Fund. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.

	Initials	Initials

If I am an Idaho resident, I must have either (a) a net worth of $85,000 and annual income of $85,000 or (b) a liquid net worth of $300,000.	Initials	Initials

If I am an Iowa resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Purchasers who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.

	Initials	Initials

If I am a Kansas resident, I understand that the Securities Division of the Kansas Department of Insurance recommends that Kansas investors limit their aggregate investment in Golub Capital Private Credit Fund securities and other similar investments to not more than 10 percent of their liquid net worth.

	Initials	Initials

If I am a Kentucky resident, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Maine resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials

	Primary Investor Initials	Co-Investor Initials

If I am a Massachusetts resident, I have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000 or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Golub Capital Private Credit Fund, its affiliates and other non-publicly-traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth.

	Initials	Initials

If I am a Missouri resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund.	Initials	Initials

If I am a Nebraska resident, in addition to the suitability standards set forth above, I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of my net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

	Initials	Initials

If I am a New Jersey resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Golub Capital Private Credit Fund, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, (2) I acknowledge that although GC Advisors LLC (the “Adviser”), the investment adviser to Golub Capital Private Credit Fund, will advance all organization and offering expenses of Golub Capital Private Credit Fund through the date on which Golub Capital Private Credit Fund commences this offering, and may elect to pay certain of Golub Capital Private Credit Fund’s expenses, Golub Capital Private Credit Fund is obligated to reimburse the Adviser, and this will reduce the returns available to investors, and (3) I acknowledge that if I buy Class S Shares, Class D Shares or Class I Shares through certain financial intermediaries, they may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that they limit such charges to a 3.5% cap on the net offering price for Class S Shares, a 1.5% cap on the net offering price for Class D Shares and a 2.0% cap on the net offering price for Class I Shares.

	Initials	Initials

If I am a New Mexico resident, in addition to the general suitability standards listed above, I may not invest, and Golub Capital Private Credit Fund may not accept from me more than ten percent (10%) of my liquid net worth in shares of Golub Capital Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities. Investors who are accredited as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.

	Initials	Initials

If I am a North Dakota resident, I have a net worth of at least ten times my investment in Golub Capital Private Credit Fund.	Initials	Initials

	Primary Investor Initials	Co-Investor Initials

If I am an Ohio resident, it is unsuitable to invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund, affiliates of Golub Capital Private Credit Fund, and in any other non-traded business development company. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities. The condition also does not apply to purchasers who meet the definition of an accredited investor as defined in rule 501(a) of Regulation D under the Securities Act of 1933, 15 U.S.C.A. 77a, as amended.

	Initials	Initials

If I am an Oregon resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund and its affiliates. For purposes of Oregon’s suitability standard, “liquid net worth” is defined as an investor’s total assets (excluding home, home furnishings, and automobiles) minus total liabilities. Oregon investors who meet the definition of “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the limitation described in this paragraph.

	Initials	Initials

If I am a Puerto Rico resident, I may not invest more than 10% of my liquid net worth in Golub Capital Private Credit Fund, its affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

	Initials	Initials

If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Golub Capital Private Credit Fund.	Initials	Initials

If I am a Vermont resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am a non-accredited Vermont investor, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.

	Initials	Initials

Appendix B – Additional Questionnaire

Instructions: All purchasers please complete this Appendix B in its entirety.

1.	Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations[5] or will you use the assets of a “benefit plan investor”[6] to invest in Golub Capital Private Credit Fund?

☐ Yes                ☐ No

2.

If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in Golub Capital Private Credit Fund are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations:

                      %

3.

If you are investing the assets of an insurance company general account please indicate what percentage of the insurance company general account’s assets invested in Golub Capital Private Credit Fund are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?

                      %

4.

Please indicate if you are “Controlling Person” defined as: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of Golub Capital Private Credit Fund, a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.

☐ Yes                 ☐ No

5

“Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

6

The term “benefit plan investor” includes, for e.g.,: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (including, for e.g., an “individual retirement account,” an “individual retirement annuity,” a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (such as for e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

Golub Capital Private Credit Fund

Maximum Offering of $5,000,000,000 in Common Shares

Class S, Class D and Class I Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Golub Capital Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

The date of this prospectus is September 23, 2025

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)Financial Statements

The following financial statements of Golub Capital Private Credit Fund are included in Part A of this Registration Statement.

INDEX TO CONSOLIDATED FINANCIAL STATEMENT

Unaudited Consolidated Financial Statements

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	F-129
Consolidated Statements of Financial Condition as of September 30, 2024 and 2023	F-130
Consolidated Statements of Operations for the year ended September 30, 2024 and for the period from June 30, 2023 (commencement of operations) to September 30, 2023	F-131
Consolidated Statements of Changes in Net Assets for the year ended September 30, 2024 and for the period from June 30, 2023 (commencement of operations) to September 30, 2023	F-132
Consolidated Statements of Cash Flows for the year ended September 30, 2024 and for the period from June 30, 2023 (commencement of operations) to September 30, 2023	F-133
Consolidated Schedules of Investments as of September 30, 2024 and 2023	F-135
Notes to the Consolidated Financial Statements	F-162

(2) Exhibits

(a)(1)	Third Amended and Restated Declaration of Trust of the Registrant(14)

(b)	Bylaws of the Registrant(1)

(d)(1)	Form of Subscription Agreement (included in the Prospectus as Appendix A)*

(d)(2)	Indenture, dated as of September 12, 2024, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee(17)

(d)(3)	First Supplemental Indenture, dated as of September 12, 2024, relating to the 5.800% notes due 2029, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee(17)

(d)(4)	Second Supplemental Indenture, dated as of February 24, 2025, relating to the 5.875% notes due 2030, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee(22)

(d)(5)	Third Supplemental Indenture, dated as of July 23, 2025, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee(26)

(d)(6)	Form of 5.800% notes due 2029 sold in reliance on Rule 144A of the Securities Act(17)

(d)(7)	Form of 5.800% notes due 2029 sold in reliance on Regulation S of the Securities Act(17)

(d)(8)	Form of 5.875% notes due 2030 sold in reliance on Rule 144A of the Securities Act(22)

(d)(9)	Form of 5.875% notes due 2030 sold in reliance on Regulation S of the Securities Act(22)

(d)(10)	Form of 5.450% notes due 2028 sold in reliance on Rule 144A of the Securities Act(26)

(d)(11)	Form of 5.450% notes due 2028 sold in reliance on Regulation S of the Securities Act(26)

(d)(12)

Registration Rights Agreement, dated as of September 12, 2024, by and among the Registrant and SMBC Nikko Securities America Inc., BNP Paribas Securities Corp., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the Initial Purchasers(17)

(d)(13)

Registration Rights Agreement, dated as of February 24, 2025, by and among the Registrant and Wells Fargo Securities, LLC, Mizuho Securities USA LLC, Natixis Securities Americas LLC, and SMBC Nikko Securities America Inc., as representatives of the Initial Purchasers(22)

(d)(14)

Registration Rights Agreement, dated as of July 23, 2025, by and among the Registrant and Wells Fargo Securities, LLC, BNP Paribas Securities Corp., RBC Capital Markets, LLC and Truist Securities, Inc., as representatives of the Initial Purchasers(26)

(e)	Distribution Reinvestment Plan of the Registrant, dated April 4, 2023(1)

(g)	Amended and Restated Investment Advisory Agreement by and between the Registrant and the Investment Adviser, dated November 17, 2023(6)

(h)(1)	Managing Dealer Agreement by and between the Registrant and Arete Wealth Management, LLC, dated April 28, 2023(1)

(h)(2)	Form of Selected Intermediary Agreement(25)

(h)(3)	Amended and Restated Distribution and Servicing Plan of the Registrant(11)

(j)(1)	Amended and Restated Loan Administration and Custodial Agreement by and between the Registrant and Computershare Trust Company, N.A., dated June 10, 2025*

(k)(1)	Administration Agreement by and between the Registrant and the Administrator, dated April 28, 2023(1)

(k)(2)	Form of Escrow Agreement(2)

(k)(3)	Services Agreement and Master Agreement by and between the Registrant and SS&C GIDS, Inc., dated May 5, 2023(1)

(k)(4)	Multiple Class Plan of the Registrant, dated April 4, 2023(1)

(k)(5)	Expense Support and Conditional Reimbursement Agreement by and between the Registrant and the Investment Adviser, dated April 28, 2023(1)

(k)(6)	Revolving Loan Agreement by and between the Registrant and the Investment Adviser, dated July 3, 2023(3)

(k)(7)	First Amendment to Revolving Loan Agreement, dated as of December 19, 2023, by and among the Registrant and the Investment Adviser(7)

(k)(8)	Second Amendment to Revolving Loan Agreement, dated as of March 21, 2024, by and between the Registrant, as the borrower, and GC Advisors LLC, as the lender(8)

(k)(9)	Third Amendment to Revolving Loan Agreement, dated as of June 21, 2024, by and between the Registrant, as the borrower, and GC Advisors LLC, as the lender(16)

(k)(10)	Trademark License Agreement by and between the Registrant and the Investment Adviser, dated April 28, 2023(1)

(k)(11)	Share Purchase and Sale Agreement, dated as of July 1, 2023, by and among the Registrant, GCP HS Fund, GCP CLO Holdings Sub LP and the Investment Adviser(3)

(k)(12)

Amended and Restated Credit Agreement, dated as of July 1, 2023, by and among GCP SG Warehouse 2022-1, as borrower, Société Générale, as administrative agent, the Lenders and the Subordinated Noteholders party thereto from time to time, and Wilmington Trust, National Association as collateral agent, collateral administrator, custodian and collateral custodian(3)

(k)(13)	Amended and Restated Collateral Management Agreement, dated as of July 1, 2023, by and among GCP SG Warehouse 2022-1, as borrower, and the Investment Adviser, as collateral manager(3)

(k)(14)

Senior Secured Revolving Credit Agreement, dated as of September 6, 2023, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto(5)

(k)(15)	Indenture, dated as of September 21, 2023, by and between Golub Capital Private Credit Fund CLO, as Issuer, and Wilmington Trust, National Association, as Trustee(4)

(k)(16)	Note Purchase Agreement, dated as of September 21, 2023, by and between Golub Capital Private Credit Fund CLO, as Issuer and SG Americas Securities, LLC as Initial Purchaser(4)

(k)(17)	Collateral Management Agreement, dated as of September 21, 2023, by and between Golub Capital Private Credit Fund CLO, as Issuer and GC Advisors LLC, as collateral manager(4)

(k)(18)

Master Loan Sale Agreement, dated as of September 21, 2023, by and among the Registrant, as the Seller, Golub Capital Private Credit Fund CLO Depositor, as Intermediate Seller and Golub Capital Private Credit Fund CLO, as Buyer(4)

(k)(19)

Response to Notice of Commitment Increase Request, dated as of December 15, 2023, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and an issuing bank, and the issuing banks party thereto(7)

(k)(20)

Response to Notice of Commitment Increase Request, dated as of March 28, 2024, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and an issuing bank, and the issuing banks party thereto(10)

(k)(21)

Response to Notice of Commitment Increase Request, dated as of March 5, 2025, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and an issuing bank, and the issuing banks party thereto(23)

(k)(22)

First Amendment to the Senior Secured Revolving Credit Agreement, dated as of May 6, 2024, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto(12)

(k)(23)

Second Amendment to the Senior Secured Revolving Credit Agreement, dated as of July 24, 2024, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto(15)

(k)(24)

Third Amendment to the Senior Secured Revolving Credit Agreement, dated as of November 22, 2024, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto(18)

(k)(25)

Fourth Amendment to the Senior Secured Revolving Credit Agreement, dated as of June 26, 2025, by and among the Registrant, as borrower, Sumitomo Mitsui Banking Corporation, as administrative agent and as collateral agent, and the lenders and issuing banks from time to time party thereto(27)

(k)(26)	Master Note Purchase Agreement, dated as of May 22, 2024, by and among the Registrant and the purchasers party thereto(13)

(k)(27)

Credit Agreement, dated as of May 9, 2025, by and among GCRED Funding, LLC, as borrower, Bank of America, N.A., as administrative agent, the Registrant, as servicer, and Computershare Trust Company, N.A., as collateral custodian(24)

(l)	Opinion of Clark Hill PLC(1)

(n)(1)	Consent of Independent Registered Public Accounting Firm, dated September 23, 2025*

(n)(2)	Report of Independent Registered Public Accounting Firm, dated November 26, 2024(20)

(n)(3)	Powers of Attorney(1)

(p)	Subscription Agreement for Seed Capital, dated April 27, 2023(1)

(r)	Joint Code of Ethics of the Fund and the Investment Adviser(1)

(s)	Filing Fee Exhibit*
*	Filed herewith.
(1)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-272674), filed on June 15, 2023 and incorporated herein by reference.
(2)	Previously filed as an exhibit to the Registration Statement on Form N-2 (File No. 333-272674), filed on June 30, 2023 and incorporated herein by reference.

(3)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on July 6, 2023 and incorporated herein by reference.
(4)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on September 26, 2023 and incorporated herein by reference.
(5)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on September 12, 2023 and incorporated herein by reference.
(6)	Previously filed as an exhibit to the Registrant’s Annual Report on Form 10-K (File No. 814-01555), filed on November 22, 2023 and incorporated herein by reference.
(7)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on December 20, 2023 and incorporated herein by reference.
(8)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on March 22, 2024 and incorporated herein by reference.
(9)	Previously filed as an exhibit to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-2 (File No. 333-272674), filed on January 19, 2024 and incorporated herein by reference.
(10)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on April 3, 2024 and incorporated herein by reference.
(11)	Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q (File No. 814-01555), filed on May 15, 2024 and incorporated herein by reference.
(12)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on May 10, 2024 and incorporated herein by reference.
(13)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on May 28, 2024 and incorporated herein by reference.
(14)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on February 7, 2024 and incorporated herein by reference.
(15)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on July 30, 2024 and incorporated herein by reference.
(16)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on June 26, 2024 and incorporated herein by reference.
(17)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on September 13, 2024 and incorporated herein by reference.
(18)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on November 27, 2024 and incorporated herein by reference.
(19)	Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on November 20, 2024 and incorporated herein by reference.
(20)	Previously filed with the Registrant’s Annual Report on Form 10-K (File No. 814-01555), filed on November 26, 2024 and incorporated herein by reference.

(21)Previously filed as an exhibit to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-2 (File No. 333-272674), filed on January 27, 2025 and incorporated herein by reference.

(22)Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on February 24, 2025 and incorporated herein by reference.

(23)Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on March 11, 2025 and incorporated herein by reference.

(24)Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on May 15, 2025 and incorporated herein by reference.

(25)Previously filed as an exhibit to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-2 (File No. 333-272674), filed on May 22, 2025 and incorporated herein by reference.

(26)Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on July 23, 2025 and incorporated herein by reference.

(27)Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 814-01555), filed on June 27, 2025 and incorporated herein by reference.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$551,000
FINRA filing fee	$225,500
Legal	$3,980,000	*
Printing	$650,000	*
Accounting	$450,000	*
Blue Sky Expenses	$1,180,000	*
Advertising and sales literature	$—	*
Due Diligence	$330,000	*
Miscellaneous fees and expenses	$350,000	*
Total	$7,716,500

*Amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s Common Shares at August 29, 2025.

Number of
Title of Class	Record Holders
Class I	8,975
Class S	967
Class D	0

Item 30. Indemnification

The information contained under the heading “Description of our Shares.” “Our Investment Adviser and Administrator” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Prior to offering its shares to the public, the Registrant expects to obtain liability insurance for the benefit of its trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of the Manager

A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Adviser, and each managing director, director or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Portfolio Management” or is otherwise incorporated by reference. Additional information regarding the Investment Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-70448), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

1)the Registrant, Golub Capital Private Credit Fund, 200 Park Avenue, 25th Floor, New York, NY 10166;

2)the Transfer Agent;

3)the Custodian;

4)the Investment Adviser, GC Advisors LLC, 200 Park Avenue, 25th Floor, New York, NY 10166; and

5)the Administrator, Golub Capital LLC, 200 Park Avenue, 25th Floor, New York, NY 10166.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
a.	to include any prospectus required by Section 10(a)(3) of the Securities Act;
b.

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

c.

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)

that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C 17 CFR 230.430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act 17 CFR 230.497(b), (c), (d) or (e) as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act 17 CFR 230.430A, will be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5)

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

a.	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act 17 CFR 230.497;
b.

the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 CFR 230.482 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

c.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant certifies that this Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 23rd day of September 2025.

GOLUB CAPITAL PRIVATE CREDIT FUND

By:	/s/ David B. Golub
Name: David B. Golub
Title: Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ David B. Golub	Chief Executive Officer and Trustee	September 23, 2025
/s/Christopher C. Ericson	Chief Financial Officer, Treasurer and Trustee	September 23, 2025
/s/ John T. Baily*	Trustee	September 23, 2025
/s/Kenneth F. Bernstein*	Trustee	September 23, 2025
/s/Lofton P. Holder*	Trustee	September 23, 2025
/s/Anita J. Rival*	Trustee	September 23, 2025
/s/William M. Webster IV*	Trustee	September 23, 2025

*By:	/s/ David B. Golub
David B. Golub

*As Agent or Attorney-in-Fact, September 23, 2025. The original powers of attorney authorizing Lawrence E. Golub, David B. Golub, and Christopher C. Ericson to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed have been executed and are incorporated by reference herein as Item 25, Exhibit (n)(3).

EXHIBIT LIST

(d)(1)	Form of Subscription Agreement (included in the Prospectus as Appendix A)
(j)(1)	Amended and Restated Loan Administration and Custodial Agreement by and between the Registrant and Computershare Trust Company, N.A., dated June 10, 2025
(n)(1)	Consent of Independent Registered Public Accounting Firm, dated September 23, 2025
(s)	Filing Fee Exhibit